                     [THIS PAGE INTENTIONALLY LEFT BLANK.]
The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

Filed Pursuant to Rule 424(B)(5)
Registration File No.: 333-130408-04

THE DATE OF THIS FREE WRITING PROSPECTUS IS NOVEMBER 20, 2006

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

$4,208,553,000

(Approximate)

ML-CFC Commercial Mortgage Trust 2006-4

as Issuing Entity

Commercial Mortgage Pass-Through Certificates, Series 2006-4

Merrill Lynch Mortgage Investors, Inc.

as Depositor

Merrill Lynch Mortgage Lending, Inc.
Countrywide Commercial Real Estate Finance, Inc.
IXIS Real Estate Capital Inc.
PNC Bank, National Association

as Sponsors and Loan Sellers

We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to the securitization transaction that is the subject of this offering prospectus. This offering prospectus relates to, and is accompanied by, our base prospectus dated September 13, 2006. Only the classes of commercial mortgage pass-through certificates listed in the table below are being offered by this offering prospectus and the accompanying base prospectus. The offered certificates represent beneficial interests only in the issuing entity identified above and will not represent obligations of or interests in the depositor, any sponsor or any of their respective affiliates. The assets of the issuing entity will consist primarily of a pool of 284 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately $4,618,440,110 and the other characteristics described in this offering prospectus. The assets of the issuing entity will also include four (4) interest rate swap agreements between the issuing entity, which is identified above and Merrill Lynch Capital Services, Inc., relating to the class A-2FL, A-3FL, AM-FL, and AJ-FL certificates, respectively.

Investing in the offered certificates involves risks. You should carefully review the factors described under ‘‘Risk Factors’’ beginning on page 47 of this offering prospectus and on page 18 of the accompanying base prospectus.

The holders of each class of offered certificates will be entitled to receive monthly distributions of interest, principal or both, commencing in January 2007. The class A-2FL, A-3FL, AM-FL and AJ-FL certificates will accrue interest from the date of initial issuance of the offered certificates, while the other classes of offered certificates will accrue interest from December 1, 2006. The pass-through rates for the class A-2FL, A-3FL, AM-FL and AJ-FL certificates are variable. Credit enhancement for any particular class of the offered certificates is being provided through the subordination of various other classes, including multiple non-offered classes, of the certificates.

	Expected Ratings (Moody’s/S&P)	Approximate Initial Total Principal Balance or Notional Amount		Approximate Initial Pass-Through Rate		Assumed Final Distribution Date	Rated Final Distribution Date
Class A-1	Aaa/AAA		$75,421,000		%	June 2011	December 2049
Class A-2	Aaa/AAA	$	[902,288,000]		%	December 2011	December 2049
Class A-2FL	Aaa/AAA	$	[ ]	LIBOR +	%	December 2011	December 2049
Class A-SB	Aaa/AAA		$124,765,000		%	December 2015	December 2049
Class A-3	Aaa/AAA	$	[1,340,601,000]		%	November 2016	December 2049
Class A-3FL	Aaa/AAA	$	[ ]	LIBOR +	%	November 2016	December 2049
Class A-1A	Aaa/AAA		$789,833,000		%	November 2016	December 2049
Class AM	Aaa/AAA	$	[461,844,000]		%	November 2016	December 2049
Class AM-FL	Aaa/AAA	$	[ ]	LIBOR +	%	November 2016	December 2049
Class AJ	Aaa/AAA	$	[386,794,000]		%	November 2016	December 2049
Class AJ-FL	Aaa/AAA	$	[ ]	LIBOR +	%	November 2016	December 2049
Class B	Aa1/AA+		$11,546,000		%	November 2016	December 2049
Class C	Aa2/AA		$80,823,000		%	December 2016	December 2049
Class D	Aa3/AA−		$34,638,000		%	December 2016	December 2049
Class XP	Aaa/AAA		$4,519,760,000		%	December 2014	December 2049

No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this offering prospectus or the accompanying base prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities North America Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. are the underwriters of this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are acting as joint bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to       % of the class      certificates, and Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class      certificates and all other classes of offered certificates. IXIS Securities North America Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about December 12, 2006. We will identify in a final prospectus supplement relating to the offered certificates the amount of sale proceeds that we expect to receive from this offering before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us. See ‘‘Method of Distribution’’ in this offering prospectus.

Merrill Lynch & Co.	Countrywide Securities Corporation

IXIS Securities North America	PNC Capital Markets LLC

Credit Suisse	Deutsche Bank Securities

ML-CFC Commercial Mortgage Trust 2006-4

Commercial Mortgage Pass-Through Certificates, Series 2006-4
Geographic Overview of Mortgage Pool

Alaska
6 properties
$12,679,522
0.3% of IPB
Washington
9 properties
$179,497,077
3.9% of IPB
Idaho
1 property
$8,392,347
0.2% of IPB
Wyoming
1 property
$11,325,000
0.2% of IPB
Nebraska
3 properties
$10,992,005
0.2% of IPB
Missouri
3 properties
$46,732,016
1.0% of IPB
Minnesota
5 properties
$95,236,253
2.1% of IPB
Iowa
1 property
$5,494,514
0.1% of IPB
Wisconsin
3 properties
$16,897,052
0.4% of IPB
Indiana
12 properties
$78,871,017
1.7% of IPB
Pennsylvania
2 properties
$15,487,105
0.3% of IPB
New Hampshire
2 properties
$15,645,545
0.3% of IPB
Massachusetts
2 properties
$13,794,475
0.3% of IPB
Oregon
2 properties
$10,545,000
0.2% of IPB
Illinois
9 properties
$435,192,848
9.4% of IPB
Michigan
18 properties
$63,860,805
1.4% of IPB
New York
18 properties
$235,578,421
5.1% of IPB
Connecticut
4 properties
$32,913,997
0.7% of IPB
Rhode Island
1 property
$12,530,004
0.3% of IPB
Ohio
2 properties
$7,080,869
0.2% of IPB
Nevada
12 properties
$162,067,450
3.5% of IPB
New Jersey
3 properties
$14,340,917
0.3% of IPB
Delaware
2 properties
$8,025,000
0.2% of IPB
Northern California
24 properties
$330,941,220
7.2% of IPB
District of Columbia
18 properties
$124,110,000
2.7% of IPB
California
82 properties
$1,490,191,743
32.3% of IPB
Virginia
8 properties
$189,844,015
4.1% of IPB
Maryland
4 properties
$53,711,023
1.2% of IPB
Southern California
58 properties
$1,159,250,523
25.1% of IPB
North Carolina
4 properties
$40,224,755
0.9% of IPB
Arizona
5 properties
$67,368,944
1.5% of IPB
Georgia
12 properties
$35,519,566
0.8% of IPB
Colorado
2 properties
$55,385,441
1.2% of IPB
New Mexico
2 properties
$4,958,194
0.1% of IPB
Florida
20 properties
$148,353,086
3.2% of IPB
Hawaii
1 property
$15,000,000
0.3% of IPB
Arkansas
4 properties
$147,621,480
3.2% of IPB
Tennessee
3 properties
$60,454,232
1.3% of IPB
Kentucky
1 property
$1,867,516
0.0% of IPB
Kansas
4 properties
$21,197,243
0.5% of IPB
Oklahoma
3 properties
$11,544,209
0.2% of IPB
Texas
42 properties
$574,212,058
12.4% of IPB
Louisiana
1 property
$3,000,000
0.1% of IPB
Alabama
10 properties
$80,697,565
1.7% of IPB
< 1.0% of Cut-Off Date Balance
1.0% - 5.0% of Cut-Off Date Balance
5.1% - 10.0% of Cut-Off Date Balance
> 10.0% of Cut-Off Date Balance

                                TABLE OF CONTENTS

                               OFFERING PROSPECTUS

                                                                            PAGE
                                                                            ----
IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS OFFERING

   Cross-Collateralized and Cross-Defaulted Mortgage Loans, Multi-
      Property Mortgage Loans and Mortgage Loans with Affiliated
      Borrowers..........................................................     84
   Terms and Conditions of the Mortgage Loans............................     86
   Collateral Substitution and Partial Releases Other Than In Connection

                                       3

   Sub-Servicers.........................................................    151
   The Controlling Class Representative and the Loan Combination

   Reductions to Certificate Principal Balances in Connection with
      Realized Losses and Additional Trust Fund Expenses.................    217
   Advances of Delinquent Monthly Debt Service Payments and Reimbursement

                                       4

                                       5

Annex A-1 -- Certain Characteristics of the Mortgage Loans
Annex A-2 -- Certain Statistical Information Regarding the Mortgage Loans
Annex A-3 -- Sonic Automotive II Amortization Schedule
Annex A-4 -- Sonoma Ridge Apartments Amortization Schedule
Annex A-5 -- Elm Ridge Center Amortization Schedule
Annex B   -- Certain Characteristics Regarding Multifamily Properties
Annex C   -- Description of the Ten Largest Mortgage Loans and/or Groups
             of Cross Collateralized Mortgage Loans
Annex D   -- Form of Trustee Report
Annex E   -- Class A-SB Planned Principal Balance Schedule
Annex F   -- Global Clearance, Settlement And Tax Documentation Procedures
Annex G   -- Class XP Reference Rate Schedule

                                       6

IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS OFFERING PROSPECTUS AND
                        THE ACCOMPANYING BASE PROSPECTUS

     The information in this offering prospectus may be amended and/or supplemented prior to the time of sale. The information in this offering prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this offering prospectus.

     Information about the offered certificates is contained in two separate documents--

     o    this offering prospectus, which describes the specific terms of the offered certificates; and

     o    the accompanying base prospectus, which provides general information, some of which may not apply to the offered certificates.

     You should read both this offering prospectus and the accompanying base prospectus in full to obtain material information concerning the offered certificates. We have not authorized any person to give any other information or to make any representation that is different from the information contained in this offering prospectus and the accompanying base prospectus.

     When reading the accompanying base prospectus in conjunction with this offering prospectus, references in the accompanying base prospectus to
"prospectus supplement" should be read as references to this offering prospectus.

     The annexes attached to this offering prospectus are hereby incorporated into and made a part of this offering prospectus.

     This offering prospectus and the accompanying base prospectus do not constitute an offer to sell or a solicitation of an offer to buy any security other than the offered certificates, nor do they constitute an offer to sell or a solicitation of an offer to buy any of the offered certificates to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation to such person.

     Merrill Lynch Mortgage Investors, Inc., which is the depositor for the subject securitization transaction, has prepared this offering prospectus and the accompanying base prospectus. Accordingly references to "we", "us", "our"
and "depositor" in either this offering prospectus or the accompanying base prospectus refer or relate to Merrill Lynch Mortgage Investors, Inc.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

     Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantially similar to or in the nature of the following disclaimers, statements or language, are not applicable to these materials and should be disregarded: (i) disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;
(ii) disclaimers of responsibility or liability; (iii) statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends; (iv) language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy; (v) statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and (vi)
a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

                                       7

                      NOTICE TO RESIDENTS OF UNITED KINGDOM

     Within the United Kingdom, this offering prospectus and the accompanying base prospectus are directed only at persons who (i) have professional experience in matters relating to investments or (ii) are persons falling within
Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial
Promotion) Order 2001 (all such persons together being referred to as "Relevant
U.K. Persons"). This offering prospectus and the accompanying base prospectus must not be acted on or relied on within the United Kingdom by persons who are not Relevant U.K. Persons. Within the United Kingdom, any investment or investment activity to which this offering prospectus and the accompanying base prospectus relate, including the offered certificates, is available only to
Relevant U.K. Persons and will be engaged in only with Relevant U.K. Persons.

                             EUROPEAN ECONOMIC AREA

     Each underwriter has agreed with us that it will abide by certain selling restrictions with respect to offers of series certificates to the public in the
European Economic Area. See "Method of Distribution" in this offering prospectus.

                                       8

                         SUMMARY OF OFFERING PROSPECTUS

     This summary contains selected information regarding the offering being made by this offering prospectus. It does not contain all of the information you need to consider in making your investment decision. To understand more fully the terms of the offering of the offered certificates, you should read carefully this offering prospectus and the accompanying base prospectus in full.

                   OVERVIEW OF THE SERIES 2006-4 CERTIFICATES

     The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as Commercial Mortgage Pass-Through
Certificates, Series 2006-4, and issued in multiple classes. The immediately following table identifies and specifies various characteristics for those classes of certificates, both offered and non-offered, that bear interest.

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

                                       APPROX.         APPROX. %                 APPROX.
                      APPROX. %     INITIAL TOTAL     OF INITIAL      PASS-      INITIAL    WEIGHTED
          EXPECTED      TOTAL     PRINCIPAL BALANCE    MORTGAGE      THROUGH      PASS-      AVERAGE
          RATINGS       CREDIT       OR NOTIONAL         POOL          RATE      THROUGH      LIFE       PRINCIPAL
CLASS   MOODY'S/S&P    SUPPORT          AMOUNT          BALANCE    DESCRIPTION     RATE      (YEARS)       WINDOW
-----   -----------   ---------   -----------------   ----------   -----------   -------    --------   -------------

Offered Certificates
A-1       Aaa/AAA      30.000%     $    75,421,000       1.633%                       %       2.631    01/07 - 06/11
A-2       Aaa/AAA      30.000%     $  [902,288,000]     19.537%                       %       4.872    06/11 - 12/11
A-2FL     Aaa/AAA      30.000%     $          [___]      [___]%      Floating    LIBOR + %    4.872    06/11 - 12/11
A-SB      Aaa/AAA      30.000%     $   124,765,000       2.701%                       %       7.202    12/11 - 12/15
A-3       Aaa/AAA      30.000%     $[1,340,601,000]     29.027%                       %       9.780    12/15 - 11/16
A-3FL     Aaa/AAA      30.000%     $          [___]      [___]%      Floating    LIBOR + %    9.780    12/15 - 11/16
A-1A      Aaa/AAA      30.000%     $   789,833,000      17.102%                       %       9.421    01/07 - 11/16
AM        Aaa/AAA      20.000%     $  [461,844,000]     10.000%                       %       9.917    11/16 - 11/16
AM-FL     Aaa/AAA      20.000%     $          [___]      [___]%      Floating    LIBOR + %    9.917    11/16 - 11/16
AJ        Aaa/AAA      11.625%     $  [386,794,000]      8.375%                       %       9.917    11/16 - 11/16
AJ-FL     Aaa/AAA      11.625%     $          [___]      [___]%      Floating    LIBOR + %    9.917    11/16 - 11/16
B         Aa1/AA+      11.375%     $    11,546,000       0.250%                       %       9.917    11/16 - 11/16
C          Aa2/AA       9.625%     $    80,823,000       1.750%                       %       9.984    11/16 - 12/16
D         Aa3/AA-       8.875%     $    34,638,000       0.750%                       %      10.000    12/16 - 12/16
XP        Aaa/AAA        N/A       $ 4,519,760,000        N/A        Variable         %        N/A           N/A

Certificates Not Offered
E           A2/A        7.375%     $    69,277,000       1.500%                       %      10.000    12/16 - 12/16
F          A3/A-        6.500%     $    40,411,000       0.875%                       %      10.000    12/16 - 12/16
G        Baa1/BBB+      5.375%     $    51,957,000       1.125%                       %      10.000    12/16 - 12/16
H         Baa2/BBB      4.375%     $    46,185,000       1.000%                       %      10.000    12/16 - 12/16
J        Baa3/BBB-      3.000%     $    63,503,000       1.375%                       %      10.000    12/16 - 12/16
K         Ba1/BB+       2.625%     $    17,320,000       0.375%                       %      10.000    12/16 - 12/16
L          Ba2/BB       2.500%     $     5,773,000       0.125%                       %      10.000    12/16 - 12/16
M         Ba3/BB-       2.000%     $    23,092,000       0.500%                       %      10.000    12/16 - 12/16
N          B1/B+        1.875%     $     5,773,000       0.125%                       %      10.000    12/16 - 12/16
P           B2/B        1.500%     $    17,319,000       0.375%                       %      10.000    12/16 - 12/16
Q          B3/B-        1.375%     $     5,773,000       0.125%                       %      10.000    12/16 - 12/16
S          NR/NR        0.000%     $    63,504,110       1.375%                       %      10.510    12/16 - 09/24
XC        Aaa/AAA        N/A       $ 4,618,440,110        N/A        Variable         %        N/A           N/A

   In reviewing the foregoing table, prospective investors should note that--

                                       9

     o    The class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ,
          AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P, Q and S certificates are the only certificates identified in the table that have principal balances and are sometimes referred to in this offering prospectus as principal balance certificates. The principal balance of any of those certificates at any time represents the maximum amount that the holder may receive as principal out of cash flow received on or with respect to the mortgage loans.

     o    The class XC and XP certificates do not have principal balances. They are interest-only certificates and each of those classes will accrue interest on a notional amount.

     o    For purposes of calculating the amount of accrued interest on the class XC certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class A-1,
          A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL, B, C, D, E,
          F, G, H, J, K, L, M, N, P, Q and S certificates outstanding from time to time.

     o    For purposes of calculating the amount of accrued interest on the class XP certificates, that class of certificates will have a total notional amount that initially equals the sum of (a) the lesser of $
          and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $ and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-2FL,
          A-SB, A-3, A-3FL, AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L
          and M certificates outstanding from time to time. The total notional amount of the class XP certificates will decline from time to time, in the manner described under "Description of the Offered
          Certificates--General" in this offering prospectus. In any event, the total notional amount of the class XP certificates will be zero following the distribution date in December 2014.

     o    The actual total principal balance or notional amount, as applicable, of any class of certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this offering prospectus.

     o    The ratings shown in the table are those expected of Moody's Investors
          Service, Inc. and Standard &Poor's Ratings Services, a division of The
          McGraw-Hill Companies, Inc., respectively. It is a condition to the issuance of the offered certificates that they receive ratings no lower than those shown in the table. The rated final distribution date for the offered certificates is the distribution date in December
          2049. See "Ratings" in this offering prospectus.

     o    The percentages indicated under the column "Approx. % Total Credit
          Support" with respect to the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates represent the approximate credit support for those classes of certificates, collectively. No class of certificates will provide any credit support to any of the class A-2FL, A-3FL,
          AM-FL or AJ-FL certificates for a failure by the swap counterparty to make any payment under the related swap agreement.

     o    Each class of certificates identified in the table as having a "Fixed"
          pass-through rate will have a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table.

     o    Each class of certificates identified in the table as having a "WAC
          Cap" pass-through rate will have a variable pass-through rate equal to the lesser of--

          (a)  the initial pass-through rate identified in the table with respect to that class, and

                                       10

          (b)  a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time.

     o    Each class of certificates identified in the table as having a "WAC"
          pass-through rate will have a variable pass-through rate equal to a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time.

     o    Each class of certificates identified in the table as having a
          "WAC-x%" pass-through rate will have a variable pass-through rate equal to a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time, minus x%.

     o    The assets of the issuing entity will include swap agreements that relate to each of the class A-2FL, A-3FL, AM-FL and AJ-FL
          certificates. The class A-2FL certificates will represent undivided interests in, among other things, a regular interest in a real estate mortgage investment conduit that is designated as the class A-2FL
          REMIC II regular interest and the rights and obligations under the related swap agreement. The class A-3FL certificates will represent undivided interests in, among other things, a regular interest in a real estate mortgage investment conduit that is designated as the class A-3FL REMIC II regular interest and the rights and obligations under the related swap agreement. The class AM-FL certificates will represent undivided interests in, among other things, a regular interest in a real estate mortgage investment conduit that is designated as the class AM-FL REMIC II regular interest and the rights and obligations under the related swap agreement. The class AJ-FL certificates will represent undivided interests in, among other things, a regular interest in a real estate mortgage investment conduit that is designated as the class AJ-FL REMIC II regular interest and the rights and obligations under the related swap agreement. For so long as it is in effect, each swap agreement will provide, among other things, that fixed amounts payable by the issuing entity as interest with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
          REMIC II regular interest, or the class AJ-FL REMIC II regular interest, as applicable, will be exchanged for floating amounts payable as interest by the swap provider under the subject swap agreement, with regularly scheduled payments to be made between the issuing entity and the swap counterparty on a net basis. Each swap agreement will provide for the calculation of interest accruing at a
          LIBOR-based rate on a notional amount equal to the total principal balance of the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates, or the class AJ-FL certificates, as applicable, outstanding from time to time. The total principal balance of the class A-2FL certificates will at all times equal the total principal balance of the class A-2FL REMIC II regular interest, the total principal balance of the class A-3FL certificates will at all times equal the total principal balance of the class A-3FL REMIC II regular interest, the total principal balance of the class AM-FL certificates will at all times equal the total principal balance of the class AM-FL REMIC II regular interest, and the total principal balance of the class AJ-FL certificates will at all times equal the total principal balance of the class AJ-FL REMIC II regular interest.
          See "Description of the Swap Agreements" in this offering prospectus.

     o    The initial value of LIBOR will be calculated on the second LIBOR business day prior to the date of initial issuance of the offered certificates.

                                       11

     o    The pass-through rate for the class A-2FL REMIC II regular interest will be variable and, from time to time, will equal the lesser of (x)
          % per annum and (y) a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. The pass-through rate for the class A-3FL REMIC II regular interest will be variable and, from time to time, will equal the lesser of (x) % per annum and
          (y) a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. The pass-through rate for the class AM-FL
          REMIC II regular interest will be variable and, from time to time, will equal the lesser of (x) % per annum and (y) a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. The pass-through rate for the class AJ-FL REMIC II regular interest will be variable and, from time to time, will equal the lesser of (x) % per annum and (y) a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. If, in the case of any of the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, interest distributions with respect to the corresponding
          REMIC II regular interest are less than the applicable fixed amount payable to the related swap counterparty for any distribution date, then there will be a dollar-for-dollar reduction in the amounts payable by the swap counterparty under the applicable swap agreement and, accordingly, in the amount of interest payable on the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as the case may be, thereby resulting in an effective pass-through rate for the subject class of certificates below the applicable LIBOR-based rate. See
          "Description of the Swap Agreements" in this offering prospectus.
          Furthermore, if there is a continuing payment default on the part of the swap counterparty under the swap agreement relating to the class
          A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, or if the swap agreement relating to the class A-2FL certificates, the class A-3FL
          certificates, the class AM-FL certificates or the class AJ-FL certificates is terminated and not replaced, then the pass-through rate applicable to the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as the case may be, will convert to the pass-through rate applicable to the corresponding REMIC II regular interest.

     o    The respective pass-through rates for the class XC and XP certificates will, in the case of each class thereof, equal the weighted average of the respective strip rates at which interest accrues from time to time on the respective components of the total notional amount of the subject class of certificates provided that the class XP certificates will not accrue interest following the end of the interest accrual period for the December 2014 distribution date. See "Description of the Offered Certificates--Calculation of Pass-Through Rates" in this offering prospectus. The total strip rate applicable to the accrual of interest in respect of the class XC and XP certificates will generally equal the excess, if any, of--

          1.   a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time, over

          2.   the weighted average of the pass-through rates from time to time on the classes of certificates identified in the table that have principal balances and that constitute components of the subject class (or, in the case of each of the A-2FL, A-3FL, AM-FL and/or
               AJ-FL classes, the pass-through rate from time to time on the related REMIC II regular interest).

     o    The initial pass-through rates listed in the table for the class XC and XP certificates and each class of certificates identified in the table as having a WAC or a WAC-x% pass-through rate are approximate.

                                       12

     o    As to any given class of offered certificates, the weighted average life is the average amount of time in years between the assumed settlement date for that class of certificates and the payment of each dollar of principal of that class of certificates.

     o    As to any given class of offered certificates, the principal window is the period during which holders of those certificates would receive distributions of principal. The distribution date in the last month of the principal window for any class of offered certificates would be the final principal distribution date for that class.

     o    The weighted average lives and principal windows for the respective classes of offered certificates have been calculated based on the assumptions, among others, that--

          1.   no mortgage loan is prepaid prior to maturity,

          2.   no defaults or losses occur with respect to the mortgage loans,
               and

          3.   no extensions of maturity dates of mortgage loans occur.

          See "Yield and Maturity Considerations--Weighted Average Lives" in
          this offering prospectus.

     o    The certificates will also include the class R-I and R-II
          certificates, which are not presented in the table. The class R-I and
          R-II certificates do not have principal balances or notional amounts and do not accrue interest. The class R-I and R-II certificates are not offered by this offering prospectus.

     o    When we refer to the "adjusted net mortgage interest rate" of a mortgage loan in the bullets above, we mean the mortgage interest rate for that mortgage loan in effect as of the date of initial issuance of the certificates--

          1.   without regard to any increase in the mortgage interest rate that may occur in connection with a default,

          2.   without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of the
               certificates, and

          3.   net of the sum of the per annum rates at which the related master servicing fee (which is inclusive of primary servicing fees with respect to each mortgage loan) and the trustee fee accrue,

as that net mortgage interest rate for that mortgage loan, if it accrues interest on the basis of the actual number of days during each one-month accrual period in a year assumed to consist of 360 days, may be adjusted in the manner described in this offering prospectus for purposes of calculating the pass-through rates of the various classes of interest-bearing certificates.

     The offered certificates will evidence beneficial ownership interests in the assets of the issuing entity. The primary assets of the issuing entity will consist of a segregated pool of commercial, multifamily and manufactured housing community mortgage loans. When we refer to mortgage loans in this offering prospectus, we are referring to the mortgage loans that we intend to transfer to the issuing entity, unless the context clearly indicates otherwise. We identify the mortgage loans that we intend to transfer to the issuing entity on Annex A-1 to this offering prospectus.

                                       13

     The governing document for purposes of issuing the offered certificates, as well as the other certificates, and forming the issuing entity will be a pooling and servicing agreement to be dated as of December 1, 2006. The pooling and servicing agreement will also govern the servicing and administration of the mortgage loans and the other assets that back the certificates. The parties to the pooling and servicing agreement will include us, a trustee, two master servicers and a special servicer. A copy of the pooling and servicing agreement will be filed with the Securities and Exchange Commission as an exhibit to a current report on Form 8-K following the initial issuance of the certificates.
The Securities and Exchange Commission will make that current report on Form 8-K and its exhibits available to the public for inspection. See "Available
Information" in the accompanying base prospectus.

                                RELEVANT PARTIES

ISSUING ENTITY

     ML-CFC Commercial Mortgage Trust 2006-4, a New York common law trust, is the entity that will hold and own the mortgage loans and in whose name the certificates will be issued. See "Transaction Participants--The Issuing Entity"
in this offering prospectus and "The Trust Fund--Issuing Entities" in the accompanying base prospectus.

DEPOSITOR

     We are Merrill Lynch Mortgage Investors, Inc., the depositor of the series
2006-4 securitization transaction. We are a special purpose Delaware corporation. Our address is 4 World Financial Center, 16th Floor, 250 Vesey
Street, New York, New York 10080 and our telephone number is (212) 449-1000. We will acquire the mortgage loans and transfer them to the issuing entity. We are an affiliate of Merrill Lynch Mortgage Lending, Inc., one of the sponsors, and
Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters. See
"Transaction Participants--The Depositor" in this offering prospectus and "The
Depositor" in the accompanying base prospectus.

SPONSORS / MORTGAGE LOAN SELLERS

     Merrill Lynch Mortgage Lending, Inc., Countrywide Commercial Real Estate
Finance, Inc., IXIS Real Estate Capital Inc. and PNC Bank, National Association
will be the sponsors with respect to the series 2006-4 securitization transaction. Merrill Lynch Mortgage Lending, Inc. is our affiliate and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the
underwriters. Countrywide Commercial Real Estate Finance, Inc. is an affiliate of Countrywide Securities Corporation, one of the underwriters. IXIS Real Estate
Capital Inc. is an affiliate of IXIS Securities North America Inc., one of the underwriters. PNC Bank, National Association is an affiliate of Midland Loan
Services, Inc., one of the master servicers, and an affiliate of PNC Capital
Markets LLC, one of the underwriters.

     We will acquire the mortgage loans that will back the certificates from the sponsors, each of which originated or acquired from a third party the mortgage loans to be transferred to the issuing entity. Accordingly, the sponsors are also referred to as mortgage loan sellers in this offering prospectus.

     The following table shows the number of mortgage loans that we expect will be sold to us by each sponsor and the respective percentages that those mortgage loans represent of the initial mortgage pool balance, the initial loan group 1 balance and the initial loan group 2 balance.

                                       14

                                                                         % OF       % OF        % OF
                                                         AGGREGATE      INITIAL    INITIAL     INITIAL
                                          NUMBER OF    CUT-OFF DATE    MORTGAGE     LOAN        LOAN
                                          MORTGAGE       PRINCIPAL       POOL      GROUP 1     GROUP 2
MORTGAGE LOAN SELLER                        LOANS         BALANCE       BALANCE    BALANCE     BALANCE
---------------------------------------   ---------   --------------   --------   ---------   --------

1. Merrill Lynch Mortgage Lending, Inc.         105   $2,397,851,335      51.9%       60.3%      11.1%
2. Countrywide Commercial Real Estate
   Finance, Inc.                                147    1,396,099,727      30.2%       31.6%      23.7%
3. IXIS Real Estate Capital Inc.                  2      512,500,000      11.1%        3.3%      49.1%
4. PNC Bank, National Association                30      311,989,047       6.8%        4.8%      16.2%
                                                284   $4,618,440,110     100.0%      100.0%     100.0%
                                                ---   --------------     -----       -----      -----

     See "Transaction Participants--The Sponsors" in this offering prospectus and "The Sponsor" in the accompanying base prospectus.

TRUSTEE

     Upon initial issuance of the certificates, LaSalle Bank National
Association, a national banking association with corporate trust offices located in Chicago, Illinois, will act as trustee of the assets of the issuing entity on behalf of all the certificateholders. The trustee will be responsible for: (a)
maintaining, directly or through one or more custodians appointed by it, possession of the promissory notes for the mortgage loans and various other important loan documents; (b) distributing payments to certificateholders; and
(c) delivering or otherwise making available certain reports to certificateholders that provide various details regarding the certificates and the mortgage loans. In addition, the trustee will be primarily responsible for back-up advancing. The trustee will also have, or be responsible for appointing an agent to perform, additional duties with respect to tax administration. See
"Transaction Participants--The Trustee" in this offering prospectus".

MASTER SERVICERS

     Upon initial issuance of the certificates, Midland Loan Services, Inc., a
Delaware corporation and Wells Fargo Bank, National Association, a national banking association, will act as the master servicers with respect to the mortgage loans. Midland Loan Services, Inc. is an affiliate of PNC Bank,
National Association, one of the sponsors, and of PNC Capital Markets LLC, one of the underwriters.

     Midland Loan Services, Inc. will act as master servicer with respect to the mortgage loans that we acquire from PNC Bank, National Association and IXIS Real
Estate Capital Inc. and transfer to the issuing entity. Wells Fargo Bank,
National Association will act as master servicer with respect to the mortgage loans that we acquire from Merrill Lynch Mortgage Lending, Inc. and Countrywide
Commercial Real Estate Finance, Inc. and transfer to the issuing entity. The master servicers will be primarily responsible for servicing and administering, directly or through sub-servicers: (a) mortgage loans as to which there is no default or reasonably foreseeable default that would give rise to a transfer of servicing to the special servicer; and (b) mortgage loans as to which any such default or reasonably foreseeable default has been corrected, including as part of a work-out. In addition, the master servicers will be the primary parties responsible for making delinquency advances and servicing advances under the pooling and servicing agreement. See "Transaction Participants--The Master
Servicers and the Special Servicer" in this offering prospectus.

SPECIAL SERVICER

     Upon initial issuance of the certificates, LNR Partners, Inc., a Florida corporation, will act as special servicer with respect to the mortgage loans and any related foreclosure properties. The special servicer will be primarily responsible for making decisions and performing certain servicing functions, including work-outs and

                                       15

foreclosures, with respect to the mortgage loans that, in general, are in default or as to which default is reasonably foreseeable and for liquidating foreclosure properties that are acquired as part of the assets of the issuing entity. See "Transaction Participants--The Master Servicers and the Special
Servicer" in this offering prospectus.

PARK LA BREA APARTMENTS TRUST MORTGAGE LOAN MORTGAGEE, MASTER SERVICER AND
SPECIAL SERVICER

     The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this offering prospectus as Park La Brea Apartments, which we refer to in this offering prospectus as the Park La Brea Apartments trust mortgage loan, which represents approximately 8.4% of the initial mortgage pool balance and 49.1% of the initial loan group 2 balance, is one of a pair of loans made to the same borrower that are secured by the same mortgaged real property, which we refer to as a loan combination. That other loan, which will not be included in the assets of the issuing entity, is pari passu in right of payment and in other respects to the Park La Brea Apartments trust mortgage loan.

     The Park La Brea Apartments pari passu non-trust loan has been deposited in the trust fund for a commercial mortgage securitization involving the issuance of a separate series of commercial mortgage-backed securities captioned J.P.
Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8. Accordingly,
and notwithstanding the discussion under "--Master Servicers" above, the Park La
Brea Apartments trust mortgage loan will be serviced and administered pursuant to the pooling and servicing agreement for the series 2006-LDP8 transaction, dated as of September 1, 2006, between Wells Fargo Bank, N.A., as master servicer no. 1, Midland Loan Services, Inc., as master servicer no. 2, J.E.
Robert Company, Inc., as special servicer and LaSalle Bank National Association, as trustee. The series 2006-LDP8 pooling and servicing agreement provides for servicing arrangements that are similar but not identical to those under the pooling and servicing agreement for our series ML-CFC 2006-4 securitization. In that regard--

     o    LaSalle Bank National Association, in its capacity as the trustee under the series 2006-LPD8 pooling and servicing agreement, will be the mortgagee of record for the loans comprising the Park La Brea
          Apartments loan combination;

     o    Midland Loan Services, Inc., in its capacity as the applicable master servicer for the Park La Brea Apartments loan combination under the
          Series 2006-LDP8 pooling and servicing agreement, will act as the master servicer for the Park La Brea Apartments trust mortgage loan;
          and

     o    J.E. Robert Company, Inc., in its capacity as the special servicer under the series 2006-LDP8 pooling and servicing agreement, will act as the special servicer of the Park La Brea Apartments loan combination.

     Notwithstanding the foregoing, references in this offering prospectus to the "trustee", the "master servicer" or the "special servicer" mean, unless indicated otherwise, the parties acting in those capacities under the pooling and servicing agreement for our series ML-CFC 2006-4 certificates.

CONTROLLING CLASS OF CERTIFICATEHOLDERS

     The holders--or, if applicable, beneficial owners--of certificates representing a majority interest in a designated controlling class of the certificates (initially the class Q certificates) will have the right, subject to the conditions described under "Servicing of the Mortgage Loans--The
Controlling Class Representative and the Loan Combination Controlling Parties"
and "--Replacement of the Special Servicer" in this offering prospectus, to--

                                       16

     o    replace the special servicer under the pooling and servicing agreement for our series ML-CFC 2006-4 certificates (but not the series
          2006-LDP8 special servicer); and

     o    select a representative that may direct and advise the special servicer on various servicing matters with respect to the mortgage loans, except with respect to the Park La Brea Apartments trust mortgage loan.

     Unless there are significant losses on the mortgage loans, the controlling class of certificateholders will be the holders of a non-offered class of certificates. The initial controlling class of certificateholders will be the class Q certificateholders.

THE LOAN COMBINATION CONTROLLING PARTIES

     As indicated above under "--Park La Brea Apartments Trust Mortgage Loan
Mortgagee, Master Servicer and Special Servicer" and below under "--The Mortgage
Loans and the Mortgaged Real Properties--The Loan Combinations", the Park La
Brea Apartments trust mortgage loan is part of a loan combination comprised of that mortgage loan and a pari passu loan that was securitized in the series
2006-LDP8 transaction.

     The controlling class representative of the series 2006-LDP8 securitization will have the right, subject to certain conditions set forth in the related intercreditor agreement, to advise and direct the applicable series 2006-LDP8 master servicer and/or the series 2006-LDP8 special servicer with respect to various servicing matters or mortgage loan modifications affecting the Park La
Brea Apartments loan combination. The controlling class of certificateholders for our series ML-CFC 2006-4 certificates will not have any rights to direct the servicing and/or administration of the Park La Brea Apartments loan combination, but will have the right to consult with the applicable series 2006-LDP8 master servicer and/or the series 2006-LDP8 special servicer regarding the servicing of the Park La Brea Apartments trust mortgage loan and review certain proposed actions to be taken in respect of that mortgage loan. See "Description of the
Mortgage Pool--The Loan Combinations--The Park La Brea Apartments Loan
Combination," "Servicing of the Mortgage Loans--The Controlling Class
Representative and the Loan Combination Controlling Parties" and "--Servicing of
the Park La Brea Apartments Loan Combination" in this offering prospectus.

SWAP COUNTERPARTY

     It is expected that Merrill Lynch Capital Services, Inc., one of our affiliates and an affiliate of Merrill Lynch Mortgage Lending, Inc., one of the
mortgage loan sellers, and of Merrill Lynch, Pierce, Fenner & Smith
Incorporated, one of the underwriters, will be the counterparty under the swap agreements relating to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates. The obligations of Merrill Lynch Capital Services, Inc. under the swap agreements will be guaranteed by Merrill Lynch & Co., Inc., another of our affiliates. As of the date of this offering prospectus, Merrill Lynch & Co., Inc. has been assigned senior unsecured debt ratings of "AA-" by S&P and "Aa3" by Moody's
Investors Services, Inc.. See "Description of the Swap Agreements" in this offering prospectus.

                           RELEVANT DATES AND PERIODS

CUT-OFF DATE

     References in this offering prospectus to the "cut-off date" mean, individually and collectively, as the context may require, with respect to each mortgage loan, the related due date of that mortgage loan in December 2006 or, with respect to any mortgage loan that has its first due date in or after
January 2007, the later of December 1, 2006 or its date of origination. All payments and collections received on each mortgage loan after the cut-off date, excluding any payments or collections that represent amounts due on or before that date, will belong to the issuing entity.

                                       17

CLOSING DATE

     The date of initial issuance for the offered certificates will be on or about December 12, 2006.

DETERMINATION DATE

     For any distribution date, the fourth business day prior to the distribution date.

     Notwithstanding the foregoing, the applicable master servicer may make its determination as to the collections received in respect of certain mortgage loans as of a later date during each month because those mortgage loans provide for monthly debt-service payments to be due on a day later than the first day of each month, but which, subject to the applicable business day convention, is not later than the 8th day of each month.

     With respect to any distribution date, references in this offering prospectus to "determination date" mean, as to each mortgage loan, the applicable determination date occurring in the same month as that distribution date.

DISTRIBUTION DATE

     Payments on the offered certificates are scheduled to occur monthly, commencing in January 2007. During any given month, the distribution date will be the 12th day of such month or, if the 12th day is not a business day, the next succeeding business day.

RECORD DATE

     The record date for each monthly payment on an offered certificate will be the last business day of the prior calendar month. The registered holders of the offered certificates at the close of business on each record date will be entitled to receive any payments on those certificates on the following distribution date, except that the last payment on any offered certificate will be made only upon presentation and surrender of that certificate.

RATED FINAL DISTRIBUTION DATE

     The rated final distribution date for each class of the offered certificates with principal balances is the distribution date in December 2049.

ASSUMED FINAL DISTRIBUTION DATES

     Set forth opposite each class of offered certificates in the table below is the distribution date on which the principal balance of that class is expected to be paid in full (or, in the case of the class XP certificates, the distribution date on which its notional amount is expected to be reduced to zero), assuming, among other things, no delinquencies, losses, modifications, extensions of maturity dates, repurchases or, except as contemplated by the next sentence, prepayments of the mortgage loans after the initial issuance of the certificates.

                                   MONTH AND YEAR OF
                    CLASS   ASSUMED FINAL DISTRIBUTION DATE
                    -----   -------------------------------
                     A-1               June 2011
                     A-2             December 2011
                    A-2FL            December 2011
                    A-SB             December 2015
                     A-3             November 2016
                    A-3FL            November 2016
                    A-1A             November 2016
                     AM              November 2016

                                       18

                                   MONTH AND YEAR OF
                    CLASS   ASSUMED FINAL DISTRIBUTION DATE
                    -----   -------------------------------
                    AM-FL            November 2016
                     AJ              November 2016
                    AJ-FL            November 2016
                      B              November 2016
                      C              December 2016
                      D              December 2016
                     XP              December 2014

     See the maturity assumptions described under "Yield and Maturity
Considerations" in this offering prospectus for further assumptions that were taken into account in determining the assumed final distribution dates.

COLLECTION PERIOD

     On any distribution date, amounts available for payment on the offered certificates will depend on the payments and other collections received, and any advances of payments due, on the mortgage loans during the related collection period. In general, each collection period--

     o    will relate to a particular distribution date;

     o    will be approximately one month long;

     o    will begin on the day after the determination date in the immediately preceding month or, in the case of the first collection period, will begin immediately following the cut-off date; and

     o    will end on the determination date in the month of the related distribution date.

     However, the collection period for any distribution date for certain mortgage loans may differ from the collection period with respect to the rest of the mortgage pool for that distribution date because the determination dates for those mortgage loans may not be the same as the determination date for the rest of the mortgage pool. Accordingly, there may be more than one collection period with respect to some distribution dates.

     With respect to any distribution date, references in this offering prospectus to "collection period" mean, as to each mortgage loan, the applicable collection period ending in the month in which that distribution date occurs.

INTEREST ACCRUAL PERIOD

     The amount of interest payable with respect to the offered certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest on any distribution date will be a function of the interest accrued during the related interest accrual period. The interest accrual period with respect to each class of interest-bearing certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) and with respect to the class
A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest for any distribution date will be the calendar month immediately preceding the month in which that distribution date occurs. The interest accrual period for the class A-2FL, A-3FL, AM-FL and AJ-FL certificates for any distribution date will be the period from and including the 12th day of the month preceding the month in which the related distribution date occurs (or, in the case of the first distribution date, from and including the date of initial issuance of the class A-2FL, A-3FL, AM-FL and AJ-FL

                                       19

certificates) to, and including, the 11th day of the month in which the related distribution date occurs; except that, if there is a continuing payment default on the part of the swap counterparty under the related swap agreement, or if the related swap agreement is terminated and not replaced, then the interest accrual period with respect to the class A-2FL, A-3FL, AM-FL and/or AJ-FL certificates, as applicable, for any distribution date will also be the calendar month preceding the month in which that distribution date occurs. Interest will be calculated with respect to each class of interest-bearing certificates
(exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) and with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL
REMIC II regular interest assuming that each interest accrual period consists of
30 days and each year consists of 360 days, and interest will be calculated with respect to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates based upon the actual number of days in the related interest accrual period and a year consisting of 360 days; except that, if there is a continuing payment default on the part of the swap counterparty under the related swap agreement, or if the related swap agreement is terminated and not replaced, then the class A-2FL,
A-3FL, AM-FL and/or the AM-JL certificates, as applicable, will also accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

     LIBOR Determination Date. The applicable value of LIBOR, for purposes of calculating the pass-through rate for the class A-2FL, A-3FL, AM-FL and AJ-FL certificates as well as the payment obligations under the related swap agreement, will initially be determined on the second LIBOR business day preceding the date of initial issuance of the offered certificates and will thereafter be determined monthly on the second LIBOR business day preceding the applicable interest accrual period.

                     Description of the Offered Certificates

GENERAL

     The issuing entity will issue multiple classes of the certificates with an approximate total principal balance at initial issuance equal to $4,208,553,000.
Fifteen (15) of those classes of the certificates are being offered by this offering prospectus. The classes offered by this offering prospectus are identified on the cover hereof. The remaining classes of the certificates will be offered separately in a private offering.

REGISTRATION AND DENOMINATIONS

     We intend to deliver the offered certificates in book-entry form in original denominations of

     o    in the case of the class XP certificates, $100,000 initial notional amount and in any whole dollar denominations in excess of $100,000;
          and

     o    in the case of the other classes of offered certificates, $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

     You will initially hold your offered certificates, directly or indirectly, through The Depository Trust Company and they will be registered in the name of
Cede & Co. as nominee for The Depository Trust Company. As a result, you will not receive a fully registered physical certificate representing your interest in any offered certificate, except under the limited circumstances described under "Description of the Offered Certificates--Registration and Denominations"
in this offering prospectus and under "Description of the
Certificates--Book-Entry Registration" in the accompanying base prospectus.

PAYMENTS

A. GENERAL

     For purposes of making distributions with respect to the class A-1, A-2,
A-SB, A-3 and A-1A certificates, the class A-2FL certificates (through the class
A-2FL REMIC II regular interest) and the class A-3FL certificates

                                       20

(through the class A-3FL REMIC II regular interest), the mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 236 mortgage loans, with an initial loan group 1 balance of $3,828,606,945 and representing approximately 82.9% of the initial mortgage pool balance, that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 48 mortgage loans, with an initial loan group 2 balance of $789,833,165 and representing approximately 17.1% of the initial mortgage pool balance, that are secured by multifamily and manufactured housing community properties. Annex A-1 to this offering prospectus sets forth the loan group designation with respect to each mortgage loan.

     On each distribution date, to the extent of available funds attributable to the mortgage loans as described below, which available funds will be net of specified expenses of the issuing entity, including all servicing fees, trustee fees and other compensation, the trustee will make payments of interest and, except in the case of the class XC and XP certificates, principal to the holders of the following classes of certificates (or, in the case of the reference to
"A-2FL" below, with respect to the class A-2FL REMIC II regular interest, in the case of the reference to "A-3FL" below, with respect to the class A-3FL REMIC II regular interest, in the case of the reference to "AM-FL" below, with respect to the class AM-FL REMIC II regular interest, and in the case of the reference to
"AJ-FL" below, with respect to the class AJ-FL REMIC II regular interest), in the following order:

                PAYMENT ORDER             CLASS
                -------------   ---------------------------
                      1         A-1, A-2, A-2FL, A-SB, A-3,
                                   A-3FL, A-1A, XC and XP
                      2                 AM and AM-FL
                      3                 AJ and AJ-FL
                      4                      B
                      5                      C
                      6                      D
                      7                      E
                      8                      F
                      9                      G
                     10                      H
                     11                      J
                     12                      K
                     13                      L
                     14                      M
                     15                      N
                     16                      P
                     17                      Q
                     18                      S

     In general, payments of interest in respect of the class A-1, A-2, A-SB, and A-3 certificates, the class A-2FL REMIC II regular interest and the class
A-3FL REMIC II regular interest will be made pro rata, based on entitlement, out of available funds attributable to the mortgage loans in loan group 1. Payments of interest in respect of the class A-1A certificates will be made out of available funds attributable to the mortgage loans in loan group 2. Payments of interest on the class XC and XP certificates will be made out of available funds attributable to both loan groups. However, if the funds available for those distributions of interest on any distribution date are insufficient to pay in full the total amount of interest to be paid with respect to any of the class
A-1, A-2, A-SB, A-3, A-1A, XC and/or XP certificates, the class A-2FL REMIC II regular interest and/or the class A-3FL REMIC II regular interest, then the funds available for distribution will be allocated among all these classes pro rata in accordance with their interest entitlements, without regard to loan groups.

                                       21

     The allocation of principal payments among the class A-1, A-2, A-SB, A-3 and A-1A certificates, the class A-2FL certificates (through the class A-2FL
REMIC II regular interest) and the class A-3FL certificates (through the class
A-3FL REMIC II regular interest) also takes into account loan groups and is described under "--Payments--Payments of Principal" below. The class XC and XP certificates do not have principal balances and do not entitle their holders to payments of principal. See "Description of the Offered
Certificates--Payments--Priority of Payments" in this offering prospectus.

     The relative payment priority of each of the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates is based solely on the priority of payments of interest and principal with respect to the corresponding REMIC II regular interest out of collections and advances on the mortgage loans. No class of certificates will provide any credit support to the class A-2FL, A-3FL, AM-FL or AJ-FL certificates for a failure by the related swap counterparty to make any payment under the related swap agreement.

     Payments of interest made on or with respect to the class A-2FL REMIC II regular interest will be applied to make payments to the swap counterparty and/or the holders of the class A-2FL certificates, as applicable. Payments of principal made on or with respect to the class A-2FL REMIC II regular interest will be applied to make payments to the holders of the class A-2FL certificates.

     Payments of interest made on or with respect to the class A-3FL REMIC II regular interest will be applied to make payments to the swap counterparty and/or the holders of the class A-3FL certificates, as applicable. Payments of principal made on or with respect to the class A-3FL REMIC II regular interest will be applied to make payments to the holders of the class A-3FL certificates.

     Payments of interest made on or with respect to the class AM-FL REMIC II regular interest will be applied to make payments to the swap counterparty and/or the holders of the class AM-FL certificates, as applicable. Payments of principal made on or with respect to the class AM-FL REMIC II regular interest will be applied to make payments to the holders of the class AM-FL certificates.

     Payments of interest made on or with respect to the class AJ-FL REMIC II regular interest will be applied to make payments to the swap counterparty and/or the holders of the class AJ-FL certificates, as applicable. Payments of principal made on or with respect to the class AJ-FL REMIC II regular interest will be applied to make payments to the holders of the class AJ-FL certificates.

     No payments or other collections on the non-trust loans described under
"--The Mortgage Loans and the Mortgaged Real Properties--Loan Combinations"
below, which are not assets of the issuing entity, will be available for distributions on the certificates. See "Description of the Mortgage Pool--Loan
Combinations" in this offering prospectus.

B. PAYMENTS OF INTEREST

     Each class of certificates (other than the class R-I and R-II certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular interest and the class
AJ-FL REMIC II regular interest will bear interest. With respect to each interest-bearing class of certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest that interest will accrue during each interest accrual period based upon--

     o    the pass-through rate applicable for the particular class of certificates, the class A-2FL REMIC II regular interest, the class
          A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, for that interest accrual period;

                                       22

     o    the total principal balance or notional amount, as the case may be, of the particular class of certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
          REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, outstanding immediately prior to the related distribution date; and

     o    the assumption that each year consists of twelve 30-day months (or, in the case of each of the A-2FL, A-3FL, AM-FL and AJ-FL classes, for so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, based on the actual number of days in the applicable interest accrual period and the assumption that each year consists of
          360 days). In addition, if the pass-through rate of the class A-2FL
          REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest for any interest accrual period is limited by the weighted average of the adjusted net interest rates of the mortgage loans, then the amount by which the interest distributable with respect to the class A-2FL REMIC II regular interest, the class A-3FL
          REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, is reduced as a result of that limitation will result in the amount of interest payable by the issuing entity to the swap counterparty being reduced by that amount. As a result, there will be a dollar-for-dollar reduction in the amount payable by the related swap counterparty to the issuing entity, and a corresponding dollar-for-dollar reduction in the amount of interest payable with respect to the class A-2FL, A-3FL,
          AM-FL or AJ-FL certificates, as the case may be, on that distribution date.

     A whole or partial prepayment on a mortgage loan may not be accompanied by the amount of one full month's interest on the prepayment. As and to the extent described under "Description of the Offered Certificates--Payments--Payments of
Interest" in thiS offering prospectus, these shortfalls may be allocated (in the case of the class A-2FL certificates, through the class A-2FL REMIC II regular interest, in the case of the class A-3FL certificates, through the class A-3FL
REMIC II regular interest, in the case of the class AM-FL certificates, through the class AM-FL REMIC II regular interest and, in the case of the class AJ-FL certificates, through the class AJ-FL REMIC II regular interest) to reduce the amount of accrued interest otherwise payable to the holders of the respective interest-bearing classes of the certificates (other than the class XC and XP certificates).

     On each distribution date, subject to available funds and the payment priorities described under "--Payments--General" above, you will be entitled to receive your proportionate share of: (a) all interest accrued with respect to your class of offered certificates during the related interest accrual period;
plus (b) any interest that was payable with respect to your class of offered certificates (or, in the case of each of the A-2FL, A-3FL, AM-FL and AJ-FL classes, to the extent not otherwise payable to the related swap counterparty to make up prior shortfalls, that was payable with respect to the corresponding
REMIC II regular interest) on all prior distribution dates, to the extent not previously paid; less (c) except in the case of the class XC and XP certificates, your class's (or, in the case of each of the A-2FL, A-3FL, AM-FL and AJ-FL classes, the corresponding REMIC II regular interest's) share of any shortfalls in interest collections due to prepayments on mortgage loans that are not offset by certain payments made by, in each case, the applicable master servicer.

     See "Description of the Offered Certificates--Payments--Payments of
Interest", "--Payments--Priority of Payments" and "--Calculation of Pass-Through
Rates" in this offering prospectus.

C. SWAP AGREEMENTS

     The assets of the issuing entity will include interest rate swap agreements relating to each of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates.

                                       23

     Under the swap agreement that relates to the class A-2FL certificates, the initial notional amount of the swap agreement will be equal to the total initial principal balance of the class A-2FL certificates (and, correspondingly, of the class A-2FL REMIC II regular interest). The notional amount of that swap agreement for any distribution date will equal the total principal balance of the class A-2FL certificates (and, correspondingly, of the class A-2FL REMIC II regular interest) immediately prior to that distribution date. The maturity date of that swap agreement will be the earlier of the rated final distribution date for the class A-2FL certificates and the date on which the notional amount of that swap agreement is zero (including as a result of the termination of the issuing entity). Under the swap agreement relating to the class A-2FL certificates, the issuing entity will generally be obligated to pay to the swap counterparty with respect to each distribution date, out of interest amounts paid or payable, as the case may be, with respect to the class A-2FL REMIC II regular interest, an amount equal to the sum of (i) any prepayment premiums or yield maintenance charges allocable to the class A-2FL REMIC II regular interest and (ii) 1/12th of the product of (A) the notional amount of the swap agreement for that distribution date and (B) % per annum. The swap counterparty will generally be obligated to pay to the issuing entity with respect to each distribution date an amount equal to the product of (i) the notional amount of the swap agreement for that distribution date, (ii) LIBOR plus % per annum and
(iii) a fraction, the numerator of which is the actual number of days elapsed during the interest accrual period with respect to the class A-2FL certificates for that distribution date, and the denominator of which is 360.

     If the pass-through rate on the class A-2FL REMIC II regular interest is reduced below % per annum or if there is an interest shortfall with respect to the class A-2FL REMIC II regular interest, then the amount payable by the issuing entity to the swap counterparty with respect to any distribution date will be reduced by an amount equal to the excess, if any, of (1) 1/12th of the product of (a) %, multiplied by (b) the notional amount of the swap agreement for that distribution date over (2) the lesser of (x) 1/12th of the product of
(i) a weighted average coupon derived from the adjusted net interest rates of the mortgage loans, multiplied by (ii) the notional amount of the swap agreement for that distribution date and (y) the amount of interest distributions with respect to the class A-2FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. As a result, the amount payable by the swap counterparty to the issuing entity with respect to the class A-2FL certificates for the subject distribution date will be reduced (to not less than zero) by the exact same amount as the reduction determined as described in the immediately preceding sentence.

     If the reduction in the amount payable by the issuing entity to the swap counterparty with respect to the class A-2FL certificates for any distribution date, which reduction is determined as described in the second to last sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the issuing entity with respect to the class A-2FL certificates for that distribution date without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the issuing entity to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the issuing entity will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class A-2FL REMIC II regular interest with respect to that future distribution date, over (b) 1/12th of the product of (i) % per annum and (ii)
the notional amount of the swap agreement for that distribution date.

     Under the swap agreement that relates to the class A-3FL certificates, the initial notional amount of the swap agreement will be equal to the total initial principal balance of the class A-3FL certificates (and, correspondingly, of the class A-3FL REMIC II regular interest). The notional amount of that swap agreement for any distribution date will equal the total principal balance of the class A-3FL certificates (and, correspondingly, of the class A-3FL REMIC II regular interest) immediately prior to that distribution date. The maturity date of that swap agreement will be the earlier of the rated final distribution date for the class A-3FL certificates and the date on which the notional amount of that swap agreement is zero (including as a result of the termination of the issuing entity). Under the swap agreement relating to the class A-3FL certificates, the issuing entity will generally be obligated to pay to the swap counterparty with respect to each distribution date, out of interest amounts paid or payable, as the case may be, with respect to the class A-3FL REMIC II regular interest, an amount equal to the sum of (i) any prepayment premiums or yield maintenance charges allocable to the class

                                       24

A-3FL REMIC II regular interest and (ii) 1/12th of the product of (A) the notional amount of the swap agreement for that distribution date and (B) __% per annum. The swap counterparty will generally be obligated to pay to the issuing entity with respect to each distribution date an amount equal to the product of
(i) the notional amount of the swap agreement for that distribution date, (ii)
LIBOR plus __% per annum and (iii) a fraction, the numerator of which is the actual number of days elapsed during the interest accrual period with respect to the class A-3FL certificates for that distribution date, and the denominator of which is 360.

     If the pass-through rate on the class A-3FL REMIC II regular interest is reduced below __% per annum or if there is an interest shortfall with respect to the class A-3FL REMIC II regular interest, then the amount payable by the issuing entity to the swap counterparty with respect to any distribution date will be reduced by an amount equal to the excess, if any, of (1) 1/12th of the product of (a) __%, multiplied by (b) the notional amount of the swap agreement for that distribution date over (2) the lesser of (x) 1/12th of the product of
(i) a weighted average coupon derived from the adjusted net interest rates of the mortgage loans, multiplied by (ii) the notional amount of the swap agreement for that distribution date and (y) the amount of interest distributions with respect to the class A-3FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. As a result, the amount payable by the swap counterparty to the issuing entity with respect to the class A-3FL certificates for the subject distribution date will be reduced (to not less than zero) by the exact same amount as the reduction determined as described in the immediately preceding sentence.

     If the reduction in the amount payable by the issuing entity to the swap counterparty with respect to the class A-3FL certificates for any distribution date, which reduction is determined as described in the second to last sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the issuing entity with respect to the class A-3FL certificates for that distribution date without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the issuing entity to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the issuing entity will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class A-3FL REMIC II regular interest with respect to that future distribution date, over (b) 1/12th of the product of (i) __% per annum and (ii)
the notional amount of the swap agreement for that distribution date.

     Under the swap agreement that relates to the class AM-FL certificates, the initial notional amount of the swap agreement will be equal to the total initial principal balance of the class AM-FL certificates (and, correspondingly, of the class AM-FL REMIC II regular interest). The notional amount of that swap agreement for any distribution date will equal the total principal balance of the class AM-FL certificates (and, correspondingly, of the class AM-FL REMIC II regular interest) immediately prior to that distribution date. The maturity date of that swap agreement will be the earlier of the rated final distribution date for the class AM-FL certificates and the date on which the notional amount of that swap agreement is zero (including as a result of the termination of the issuing entity). Under the swap agreement relating to the class AM-FL certificates, the trust will generally be obligated to pay to the swap counterparty with respect to each distribution date, out of interest amounts paid or payable, as the case may be, with respect to the class AM-FL REMIC II regular interest, an amount equal to the sum of (i) any prepayment premiums or yield maintenance charges allocable to the class AM-FL REMIC II regular interest and (ii) 1/12th of the product of (A) the notional amount of the swap agreement for that distribution date and (B) __% per annum. The swap counterparty will generally be obligated to pay to the issuing entity with respect to each distribution date an amount equal to the product of (i) the notional amount of the swap agreement for that distribution date, (ii) LIBOR plus __% per annum and
(iii) a fraction, the numerator of which is the actual number of days elapsed during the interest accrual period with respect to the class AM-FL certificates for that distribution date, and the denominator of which is 360.

     If the pass-through rate on the class AM-FL REMIC II regular interest is reduced below __% per annum or if there is an interest shortfall with respect to the class AM-FL REMIC II regular interest, then the amount payable by the issuing entity to the swap counterparty with respect to any distribution date will be reduced by an amount equal to the excess, if any, of (1) 1/12th of the product of (a) __%, multiplied by (b) the notional amount

                                       25

of the swap agreement for that distribution date over (2) the lesser of (x)
1/12th of the product of (i) a weighted average coupon derived from the adjusted net interest rates of the mortgage loans, multiplied by (ii) the notional amount of the swap agreement for that distribution date and (y) the amount of interest distributions with respect to the class AM-FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. As a result, the amount payable by the swap counterparty to the issuing entity with respect to the class A-2FL certificates for the subject distribution date will be reduced
(to not less than zero) by the exact same amount as the reduction determined as described in the immediately preceding sentence.

     If the reduction in the amount payable by the issuing entity to the swap counterparty with respect to the class AM-FL certificates for any distribution date, which reduction is determined as described in the second to last sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the issuing entity with respect to the class AM-FL certificates for that distribution date without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the issuing entity to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the issuing entity will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class AM-FL REMIC II regular interest with respect to that future distribution date, over (b) 1/12th of the product of (i) __% per annum and (ii)
the notional amount of the swap agreement for that distribution date.

     Under the swap agreement that relates to the class AJ-FL certificates, the initial notional amount of the swap agreement will be equal to the total initial principal balance of the class AJ-FL certificates (and, correspondingly, of the class AJ-FL REMIC II regular interest). The notional amount of that swap agreement for any distribution date will equal the total principal balance of the class AJ-FL certificates (and, correspondingly, of the class AJ-FL REMIC II regular interest) immediately prior to that distribution date. The maturity date of that swap agreement will be the earlier of the rated final distribution date for the class AJ-FL certificates and the date on which the notional amount of that swap agreement is zero (including as a result of the termination of the issuing entity). Under the swap agreement relating to the class AJ-FL certificates, the issuing entity will generally be obligated to pay to the swap counterparty with respect to each distribution date, out of interest amounts paid or payable, as the case may be, with respect to the class AJ-FL REMIC II regular interest, an amount equal to the sum of (i) any prepayment premiums or yield maintenance charges allocable to the class AJ-FL REMIC II regular interest and (ii) 1/12th of the product of (A) the notional amount of the swap agreement for that distribution date and (B) __% per annum. The swap counterparty will generally be obligated to pay to the issuing entity with respect to each distribution date an amount equal to the product of (i) the notional amount of the swap agreement for that distribution date, (ii) LIBOR plus __% per annum and
(iii) a fraction, the numerator of which is the actual number of days elapsed during the interest accrual period with respect to the class AJ-FL certificates for that distribution date, and the denominator of which is 360.

     If the pass-through rate on the class AJ-FL REMIC II regular interest is reduced below __% per annum or if there is an interest shortfall with respect to the class AJ-FL REMIC II regular interest, then the amount payable by the issuing entity to the swap counterparty with respect to any distribution date will be reduced by an amount equal to the excess, if any, of (1) 1/12th of the product of (a) __%, multiplied by (b) the notional amount of the swap agreement for that distribution date over (2) the lesser of (x) 1/12th of the product of
(i) a weighted average coupon derived from the adjusted net interest rates of the mortgage loans, multiplied by (ii) the notional amount of the swap agreement for that distribution date and (y) the amount of interest distributions with respect to the class AJ-FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. As a result, the amount payable by the swap counterparty to the issuing entity with respect to the class AJ-FL certificates for the subject distribution date will be reduced (to not less than zero) by the exact same amount as the reduction determined as described in the immediately preceding sentence.

     If the reduction in the amount payable by the issuing entity to the swap counterparty with respect to the class AJ-FL certificates for any distribution date, which reduction is determined as described in the second to last sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the issuing entity

                                       26

with respect to the class AJ-FL certificates for that distribution date without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the issuing entity to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the issuing entity will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class AJ-FL REMIC II regular interest with respect to that future distribution date, over (b) 1/12th of the product of (i) __% per annum and (ii) the notional amount of the swap agreement for that distribution date.

     Payments by the issuing entity to the swap counterparty, and by the swap counterparty to the issuing entity, as described above in this "--The Swap
Agreements" section will, in general, with respect to each of the A-2FL, A-3FL,
AM-FL and AJ-FL classes, be made on a net basis, and any such amounts paid to or retained by the issuing entity will be available to make payments to the class
A-2FL, class A-3FL, class AM-FL or class AJ-FL certificateholders.

     See "Risk Factors--Risks Relating to the Swap Agreements" and "Description
of the Swap Agreements" in this offering PROSPECTUS.

D. PAYMENTS OF PRINCIPAL

     The class XC, XP, R-I and R-II certificates do not have principal balances and do not entitle their holders to payments of principal. Subject to available funds and the payment priorities described under "--Payments--General" above, however, the holders of each class of principal balance certificates will be entitled to receive a total amount of principal over time equal to the initial principal balance of their particular class. The trustee will be required to make payments of principal in a specified sequential order (in the case of the class A-2FL certificates, through the class A-2FL REMIC II regular interest, in the case of the class A-3FL certificates, through the class A-3FL REMIC II regular interest, in the case of the class AM-FL certificates, through the class
AM-FL REMIC II regular interest or, in the case of the class AJ-FL certificates, through the class AJ-FL REMIC II regular interest) to ensure that--

     o    no payments of principal will be made to the holders of the class E,
          F, G, H, J, K, L, M, N, P, Q or S certificates until the total principal balance of the offered certificates, exclusive of the class
          XP certificates, is reduced to zero;

     o    no payments of principal will be made to the holders of the class AM,
          AM-FL, AJ, AJ-FL, B, C or D certificates until, in the case of each of those classes, the total principal balance of all more senior classes of offered certificates, exclusive of the class XP certificates, is reduced to zero; and

     o    except as described under "--Amortization, Liquidation and Payment
          Triggers" below, payments of principal will be made--

          (i)  to, first, the holders of the class A-1 certificates, until the total principal balance of such certificates is reduced to zero, second, the holders of the class A-2 and class A-2FL
               certificates, on a pro rata basis by principal balance, until the total principal balance of such certificates is reduced to zero, third, the holders of the class A-3 certificates and class A-3FL certificates, on a pro rata basis by principal balance, until the total principal balance of such certificates is reduced to zero, fourth, the holders of the class A-SB certificates, until the total principal balance of such certificates is reduced to zero, in an aggregate amount equal to the funds allocated to principal with respect to mortgage loans in loan group 1 and, after the total principal balance of the class A-1A certificates has been reduced to zero, the funds allocated to principal with respect to mortgage loans in loan group 2, provided that, on each
               distribution date the total principal balance of the class A-SB certificates must, subject to available funds, be paid down, if necessary, to the

                                       27

               scheduled principal balance for that class for that distribution date that is set forth on Annex E to this offering prospectus before any payments of principal are made with respect to the class A-1, A-2, A-2FL, A-3 and/or A-3FL certificates, and

          (ii) to the holders of the class A-1A certificates, until the total principal balance of such certificates is reduced to zero, in an aggregate amount equal to the funds allocated to principal with respect to mortgage loans in loan group 2 and, after the total principal balance of the class A-1, A-2, A-2FL, A-SB, A-3, and
               A-3FL certificates has been reduced to zero, the funds allocated to principal with respect to mortgage loans in loan group 1.

     In the case of the class A-2FL certificates, any payments of principal will first be made with respect to the class A-2FL REMIC II regular interest, after which corresponding payments of principal will be made to the class A-2FL certificateholders. All distributions of principal with respect to the class
A-2FL REMIC II regular interest will be made to a segregated account or sub-account maintained by the trustee from which they will, in turn, be distributed to the holders of the class A-2FL certificates. The total principal balance of the class A-2FL certificates will equal the total principal balance of the class A-2FL REMIC II regular interest.

     In the case of the class A-3FL certificates, any payments of principal will first be made with respect to the class A-3FL REMIC II regular interest, after which corresponding payments of principal will be made to the class A-3FL certificateholders. All distributions of principal with respect to the class
A-3FL REMIC II regular interest will be made to a segregated account or sub-account maintained by the trustee from which they will, in turn, be distributed to the holders of the class A-3FL certificates. The total principal balance of the class A-3FL certificates will equal the total principal balance of the class A-3FL REMIC II regular interest.

     In the case of the class AM-FL certificates, any payments of principal will first be made with respect to the class AM-FL REMIC II regular interest, after which corresponding payments of principal will be made to the class AM-FL certificateholders. All distributions of principal with respect to the class
AM-FL REMIC II regular interest will be made to a segregated account or sub-account maintained by the trustee from which they will, in turn, be distributed to the holders of the class AM-FL certificates. The total principal balance of the class AM-FL certificates will equal the total principal balance of the class AM-FL REMIC II regular interest.

     In the case of the class AJ-FL certificates, any payments of principal will first be made with respect to the class AJ-FL REMIC II regular interest, after which corresponding payments of principal will be made to the class AJ-FL certificateholders. All distributions of principal with respect to the class
AJ-FL REMIC II regular interest will be made to a segregated account or sub-account maintained by the trustee from which they will, in turn, be distributed to the holders of the class AJ-FL certificates. The total principal balance of the class AJ-FL certificates will equal the total principal balance of the class AJ-FL REMIC II regular interest.

     The total payments of principal to be made on the principal balance certificates on any distribution date will generally be a function of--

     o    the amount of scheduled payments of principal due or, in some cases, deemed due on the mortgage loans during the related collection period, which payments are either received as of the end of that collection period or advanced by the applicable master servicer or the trustee;
          and

     o    the amount of any prepayments and other unscheduled collections of previously unadvanced principal with respect to the mortgage loans that are received during the related collection period.

     However, if the applicable master servicer, the special servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance, together with any interest accrued on that advance, that it has determined is not ultimately recoverable out of collections on the related mortgage loan, then that advance,

                                       28

together with interest accrued on that advance, will be reimbursed first out of payments and other collections of principal on all the mortgage loans, thereby reducing the amount of principal otherwise distributable in respect of the principal balance certificates on the related distribution date, prior to being reimbursed out of payments and other collections of interest on all the mortgage loans.

     Additionally, if any advance, together with interest accrued on that advance, with respect to a defaulted mortgage loan remains unreimbursed following the time that the mortgage loan is modified and returned to performing status, then (even though that advance has not been deemed nonrecoverable from collections on the related mortgage loan) the applicable master servicer, the special servicer or the trustee, as applicable, will be entitled to reimbursement for that advance, with interest, on a monthly basis, out of payments and other collections of principal on all the mortgage loans after the application of those principal payments and collections to reimburse any party for advances that are nonrecoverable on a loan-specific basis as described in the prior paragraph, thereby reducing the amount of principal otherwise distributable in respect of the principal balance certificates on the related distribution date.

     Reimbursements of the advances described in the prior two paragraphs will generally be made first from principal collections on the mortgage loans included in the loan group which includes the mortgage loan in respect of which the advance was made, and if those collections are insufficient to make a full reimbursement, then from principal collections on the mortgage loans in the other loan group. As a result, distributions of principal with respect to the class A-1, A-2, A-SB, A-3 or A-1A certificates, the class A-2FL certificates
(through the class A-2FL REMIC II regular interest) or the class A-3FL certificates (through the class A-3FL REMIC II regular interest) may be reduced even if the advances being reimbursed were made in respect of mortgage loans included in the loan group that does not primarily relate to such class of certificates.

     If any advance described above is not reimbursed in whole on any distribution date due to insufficient principal collections and, solely in the case of an advance that is nonrecoverable on a loan-specific basis, interest collections on the mortgage pool during the related collection period, then the portion of that advance which remains unreimbursed will be carried over, and continue to accrue interest, for reimbursement on the following distribution date.

     The payment of certain default-related or otherwise unanticipated expenses with respect to any mortgage loan may reduce the amounts allocable as principal of that mortgage loan and, accordingly, the principal distributions on the principal balance certificates.

     See "Description of the Offered Certificates--Payments--Payments of
Principal" and "--Payments--Priority of Payments" and "--Payments on the Class
A-2FL, A-3FL, AM-FL and AJ-FL Certificates" in this offering prospectus.

E. AMORTIZATION, LIQUIDATION AND PAYMENT TRIGGERS

     As a result of losses on the mortgage loans and/or default-related or other unanticipated expenses of the issuing entity, the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P, Q and S
certificates could be reduced to zero at a time when the class A-1, A-2, A-2FL,
A-SB, A-3, A-3FL and A-1A certificates, or any two or more of those classes, remain outstanding. See "--Description of the Offered Certificates--Allocation
of Losses on the Mortgage Loans and Other Unanticipated Expenses" below. If the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H,
J, K, L, M, N, P, Q and S certificates is reduced to zero at a time when the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates, or any two or more of those classes, remain outstanding, any payments of principal will be distributed to the holders of the outstanding class A-1, A-2, A-2FL, A-SB, A-3,
A-3FL and A-1A certificates, pro rata, rather than sequentially, in accordance with their respective principal balances and without regard to loan groups.

                                       29

F. PAYMENTS OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

     You may, in certain circumstances, also receive distributions of prepayment premiums and yield maintenance charges collected on the mortgage loans. Any distributions of those amounts would be in addition to the distributions of principal and interest described above.

     If any prepayment premium or yield maintenance charge is collected on any of the mortgage loans, then the trustee will pay that amount in the proportions described under "Description of the Offered Certificates--Payments--Payments of
Prepayment Premiums and Yield Maintenance Charges" in this offering prospectus, to--

     o    the holders of any of the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL,
          A-1A, AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G and/or H certificates that are then entitled to receive (in the case of the holders of the class A-2FL certificates, through the class A-2FL REMIC II regular interest, in the case of the holders of the class A-3FL certificates, through the class A-3FL REMIC II regular interest, in the case of the holders of the class AM-FL certificates, through the class AM-FL REMIC
          II regular interest and, in the case of the holders of the class AJ-FL certificates, through the class AJ-FL REMIC II regular interest)
          payments of principal with respect to the loan group that includes the prepaid mortgage loan;

     o    the holders of the class XC certificates; and/or

     o    the holders of the class XP certificates.

provided that payments of prepayment premiums and yield maintenance charges to holders of certificates of each of classes A-2FL, A-3FL, AM-FL and AJ-FL will be based on the portion of those items allocable to the corresponding REMIC II regular interest; and provided, further, that, for so long as a swap agreement is in effect with respect to the class A-2FL, A-3FL, AM-FL or AJ-FL certificates and there is no continuing payment default thereunder, all prepayment premiums and yield maintenance charges allocable to the corresponding REMIC II regular interest will be payable to the related swap counterparty.

     All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the issuing entity and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

     See "Description of the Offered Certificates--Payments--Payments of
Prepayment Premiums and Yield Maintenance Charges" in this offering prospectus.

G. FEES AND EXPENSES

     The amounts available for distribution on the certificates on any distribution date will generally be reduced by the fees and expenses described below.

     Master Servicers. The master servicers will earn a master servicing fee with respect to each and every mortgage loan held by the issuing entity, including each specially serviced mortgage loan, if any, and each mortgage loan, if any, as to which the corresponding mortgaged real property has been acquired as foreclosure property as part of the assets of the issuing entity. With respect to each such mortgage loan, the master servicing fee will: (1) generally be calculated for the same number of days and on the same principal amount as interest accrues or is deemed to accrue on that mortgage loan; (2) accrue at an annual rate that ranges, on a loan-by-loan basis, from 0.0200% to 0.0930% per annum; and (3) be payable (a) monthly from amounts allocable as interest with respect to that mortgage loan and/or (b) if the subject mortgage loan and any related foreclosure property has been liquidated on behalf of, among others, the certificateholders, out of general collections on the mortgage pool.

                                       30

Master servicing fees with respect to any mortgage loan will include the primary servicing fees payable by the applicable master servicer to any sub-servicer with respect to that mortgage loan.

     Special Servicer. The special servicer will earn a special servicing fee with respect to each mortgage loan that is being specially serviced or as to which the corresponding mortgaged real property has been acquired as foreclosure property as part of the assets of the issuing entity. With respect to each such mortgage loan, the special servicing fee will: (a) accrue for the same number of days and on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; (b) accrue at a special servicing fee rate of 0.35% per annum (but in any event not less than $4,000 per month with respect to any specially serviced mortgage loan and each mortgage loan as to which the corresponding mortgaged real property has been acquired by the issuing entity through foreclosure, deed-in-lieu of foreclosure or otherwise following a default); and (c) be payable monthly from general collections on the mortgage pool.

     The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that it successfully works out. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it is not returned to special servicing by reason of an actual or reasonably foreseeable default.

     Subject to the exceptions described under "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses--Principal
Special Servicing Compensation" and "--The Principal Recovery Fee" in this offering prospectus, the special servicer will, in general, be entitled to receive a principal recovery fee with respect to: (a) each specially serviced mortgage loan--or any replacement mortgage loan substituted for it--as to which the special servicer obtains a full or discounted payoff from the related borrower; and (b) any specially serviced mortgage loan or foreclosure property as to which the special servicer receives any liquidation proceeds, sale proceeds, insurance proceeds or condemnation proceeds. As to each such specially serviced mortgage loan or foreclosure property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

     Trustee. The trustee will earn a trustee fee, which for any distribution date, will equal one month's interest at 0.0004% per annum with respect to each and every mortgage loan held by the issuing entity, including each specially serviced mortgage loan, if any, and each mortgage loan, if any, as to which the corresponding mortgaged real property has been acquired as foreclosure property as part of the assets of the issuing entity.

     Other Fees and Expenses. The master servicers, the special servicer and the trustee will be entitled to certain other additional compensation and the reimbursement of expenses.

     Further information with respect to the foregoing fees and expenses, including information regarding the general purpose of and the source of payment for these fees and expenses, as well as information regarding other fees and expenses, is set forth under "Description of the Offered Certificates--Fees and
Expenses" in this offering prospectus.

     Series 2006 LDP8 Fees and Expenses. The applicable master servicer, the special servicer and the trustee under the series 2006-LDP8 pooling and servicing agreement are each entitled to receive payments of their fees and reimbursements of their expenses as provided in the series 2006-LDP8 pooling and servicing agreement. Certain fees and expenses payable to the applicable master servicer, the special servicer and the trustee under the series 2006-LDP8 pooling and servicing agreement will be payable first out of collections on the
Park La Brea Apartments loan combination and then out of general collections on the other loans included in the series 2006-LDP8 securitization trust and general collections on the mortgage loans included in the assets of the issuing entity for our series ML-CFC 2006-4 certificates for each securitization trust's pro rata share of fees, costs and expenses related to the servicing of the Park
La Brea Apartments loan combination.

                                       31

     The foregoing fees and expenses will generally be payable prior to distribution on the offered certificates. If any of the foregoing fees and expenses are identified as being payable out of a particular source of funds, then the subject fee or expense, as the case may be, will be payable out of that particular source of funds prior to any application of those funds to make payments with respect to the offered certificates. In addition, if any of the foregoing fees and expenses are identified as being payable out of general collections with respect to the mortgage pool, then the subject fee or expense, as the case may be, will be payable out of those general collections prior to any application of those general collections to make payments with respect to the offered certificates.

ALLOCATION OF LOSSES ON THE MORTGAGE LOANS AND OTHER UNANTICIPATED EXPENSES

     Because of losses on the mortgage loans, reimbursements of advances determined to be nonrecoverable on a loan-specific basis and/or default-related and other unanticipated expenses of the issuing entity (such as interest on advances, special servicing fees, workout fees and principal recovery fees), the total principal balance of the mortgage pool, less any related outstanding advances of principal, may fall below the total principal balance of the principal balance certificates. For purposes of this determination only, effect will not be given to any reductions of the principal balance of any mortgage loan for payments of principal collected on the mortgage loans that were used to reimburse any advances outstanding after a workout of another mortgage loan to the extent those advances are not otherwise determined to be nonrecoverable on a loan-specific basis. If and to the extent that those losses, reimbursements and expenses cause the total principal balance of the mortgage pool, less any related outstanding advances of principal, to be less than the total principal balance of the principal balance certificates following the payments made on the certificates on any distribution date, the total principal balances of the following classes of principal balance certificates (or, in the case of the reference to "A-2FL" below, the class A-2FL REMIC II regular interest, in the case of the reference to "A-3FL" below, the class A-3FL REMIC II regular interest, in the case of the reference to "AM-FL" below, the class AM-FL REMIC
II regular interest and, in the case of the reference to "AJ-FL" below, the class AJ-FL REMIC II regular interest) will be successively reduced in the following order, until the deficit is eliminated:

                  REDUCTION ORDER              CLASS
                  ---------------   ---------------------------
                         1                       S
                         2                       Q
                         3                       P
                         4                       N
                         5                       M
                         6                       L
                         7                       K
                         8                       J
                         9                       H
                         10                      G
                         11                      F
                         12                      E
                         13                      D
                         14                      C
                         15                      B
                         16                AJ and AJ-FL
                         17                AM and AM-FL
                         18         A-1, A-2, A-2FL, A-SB, A-3,
                                          A-3FL, and A-1A

     Any reduction to the total principal balances of the class A-1, A-2, A-SB,
A-3 and A-1A certificates, the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest will be made on a pari

                                       32

passu and pro rata basis in accordance with the relative sizes of those principal balances, without regard to loan groups.

     Although losses on the mortgage loans, extraordinary expenses and available funds shortfalls will not be directly allocated to the class A-2FL, A-3FL, AM-FL and/or AJ-FL certificates, such losses and shortfalls may be allocated to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, in reduction of the total principal balance thereof, and the amount of its interest entitlement, respectively. Any decrease in the total principal balance of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest will result in a corresponding decrease in the total principal balance of the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL, as applicable, and any interest shortfalls suffered by the class
A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest (in each case for whatever reason) will reduce the amount of interest distributed on the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, to the extent described in this offering prospectus.

     See "Description of the Offered Certificates--Reductions to Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" in this offering prospectus.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS

     Except as described below, each master servicer will be required to make advances of principal and/or interest due on the mortgage loans master serviced
(which, in the case of Midland Loan Services, Inc., includes the Park La Brea
Apartments trust mortgage loan) by that master servicer with respect to any delinquent monthly payments, other than balloon payments. In addition, the trustee must make any of those advances that the applicable master servicer is required but fails to make. As described under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this offering prospectus, any party that makes an advance will be entitled to be reimbursed for the advance, together with interest at a published prime rate, as described in that section of this offering prospectus.

     Notwithstanding the foregoing, none of the master servicers or the trustee will be required to make any advance that it determines, in its reasonable judgment, will not be recoverable (together with interest accrued on that advance) from proceeds of the related mortgage loan. The trustee will be entitled to rely on any determination of nonrecoverability made by a master servicer. The special servicer may also determine that any interest and/or principal advance made or proposed to be made by a master servicer or the trustee is not or will not be, as applicable, recoverable, together with interest accrued on that advance, from proceeds of the mortgage loan to which that advance relates, and the applicable master servicer and the trustee will be entitled to rely on any determination of nonrecoverability made by the special servicer and will be required to act in accordance with that determination. The special servicer, however, will not have the right to determine as recoverable any advance that has been determined by the applicable master servicer to be nonrecoverable.

     In addition, if any of the adverse events or circumstances that we refer to under "Servicing of the Mortgage Loans--Required Appraisals" in, and describe in the glossary to, this offering prospectus occur or exist with respect to any mortgage loan or the mortgaged real property for that mortgage loan (excluding the Park La Brea Apartments trust mortgage loan), the special servicer will be obligated to obtain a new appraisal or, at the special servicer's option in cases involving mortgage loans with relatively small principal balances, conduct a valuation of that property. If, based on that appraisal or other valuation, subject to the discussion below regarding the loan combinations, it is determined that:

     o    the sum of the principal balance of the subject mortgage loan plus other delinquent amounts due under the subject mortgage loan exceeds

                                       33

     o    an amount generally equal to:

          1.   90% of the new estimated value of the related mortgaged real property, which value may be reduced by the special servicer based on its review of the related appraisal and other relevant information; plus

          2.   certain other amounts, such as escrow funds,

then the amount otherwise required to be advanced with respect to interest on that mortgage loan will be reduced in the same proportion that the excess, sometimes referred to as an appraisal reduction amount, bears to the principal balance of the mortgage loan, which will be deemed to be reduced by any outstanding advances of principal in respect of that mortgage loan. In the event advances of interest are so reduced, funds available to make payments on the certificates then outstanding will be reduced.

     The calculation of any appraisal reduction amount in respect of any trust mortgage loan that is part of a loan combination will take into account the related B-note loan, which is not held by the issuing entity. The special servicer will determine on a monthly basis whether an appraisal reduction amount exists with respect to any of those loan combinations based on a calculation that generally treats the subject loan combination as if it were a single mortgage loan. Any resulting appraisal reduction amount with respect to any of those loan combinations will be allocated, first to the related B-note loan (up to the amount of the outstanding principal balance of that B-note loan), and then to the related mortgage loan held by the issuing entity. The amount of advances of interest on each of the mortgage loans held by the issuing entity that is part of a loan combination will be reduced so as to take into account any appraisal reduction amount allocable to the subject mortgage loan.

     In the case of the Park La Brea Apartments trust mortgage loan, if adverse events or circumstances similar to those referred to above occur or exist with respect to the Park La Brea Apartments loan combination, the series 2006-LDP8 special servicer will be similarly required to obtain a new appraisal and determine, in a manner similar to the foregoing discussion, whether an appraisal reduction amount exists with respect to the Park La Brea Apartments loan combination, which would be treated as a single mortgage loan for those purposes, taking into account the Park La Brea Apartments pari passu non-trust loan. Any resulting appraisal reduction amount with respect to the Park La Brea
Apartments loan combination will be allocated to the Park La Brea Apartments trust mortgage loan and the Park La Brea Apartments pari passu non-trust mortgage loan, on a pari passu basis. The interest portion of any advance in respect of a delinquent debt service payment with respect to the Park La Brea
Apartments trust mortgage loan will be reduced as a result of an appraisal reduction amount determined by the series 2006-LDP8 master servicer being allocated to that mortgage loan.

     None of the master servicers or the trustee will be required to make advances of principal and/or interest with respect to any mortgage loan that is not held by the issuing entity.

     See "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" and "Servicing of
the Mortgage Loans--Required Appraisals" in this offering prospectus. See also
"Description of the Governing Documents--Advances" in the accompanying base prospectus.

REPORTS TO CERTIFICATEHOLDERS

     On each distribution date, the trustee will make available on its internet website, initially located at www.etrustee.net, or provide on request, to the registered holders of the offered certificates, a monthly report substantially in the form of Annex D to this offering prospectus. The trustee's report will detail, among other things, the distributions made to the certificateholders on that distribution date and the performance of the mortgage loans and the mortgaged real properties.

                                       34

     You may also review on the trustee's website or, upon reasonable prior notice, at the trustee's offices during normal business hours, a variety of information and documents that pertain to the mortgage loans and the mortgaged real properties for those loans.

     See "Description of the Offered Certificates--Reports to
Certificateholders; Available Information" in this offering prospectus.

OPTIONAL AND OTHER TERMINATION

     Specified parties to the transaction may purchase all of the mortgage loans and any foreclosure properties held by the issuing entity, and thereby terminate the issuing entity, when the aggregate principal balance of the mortgage loans, less any outstanding advances of principal, is less than approximately 1.0% of the initial mortgage pool balance.

     In addition, if, following the date on which the total principal balance of the offered certificates is reduced to zero, all of the remaining certificates, including the class XP certificates (but excluding the class R-I and R-II certificates) are held by the same certificateholder, the issuing entity may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates (other than the class R-I and R-II certificates) for all the mortgage loans and any foreclosure properties held by the issuing entity at the time of exchange.

     See "Description of the Offered Certificates--Termination" in this offering prospectus.

              THE MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL

     In this section, we provide summary information with respect to the mortgage loans that we intend to transfer to the issuing entity. For more detailed information regarding those mortgage loans, you should review the following sections in this offering prospectus:

     o    "Description of the Mortgage Pool";

     o    "Risk Factors--Risks Related to the Mortgage Loans";

     o    Annex A-1--Certain Characteristics of the Mortgage Loans;

     o    Annex A-2--Certain Statistical Information Regarding the Mortgage
          Loans;

     o    Annex B--Certain Characteristics Regarding Multi-family Properties;
          and

     o    Annex C--Structural and Collateral Term Sheet (which contains a description of the ten largest mortgage loans and/or groups of cross-collateralized mortgage loans).

     When reviewing the information that we have included in this offering prospectus with respect to the mortgage loans that are to be transferred to the issuing entity, please note that--

     o    all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

     o    all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

                                       35

     o    all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances;

     o    unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property of the Park La Brea
          Apartments trust mortgage loan, in which case, the Park La Brea
          Apartments pari passu non-trust loan is taken into account), statistical information presented in this offering prospectus with respect to any mortgage loan held by the issuing entity that is part of a loan combination excludes the related non-trust loan, which is not held by the issuing entity;

     o    statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as
          5% larger or smaller than indicated;

     o    the sum of numbers presented in any column within a table may not equal the indicated total due to rounding; and

     o    when a mortgage loan is identified by loan number, we are referring to the loan number indicated for that mortgage loan on Annex A-1 to this offering prospectus.

SUBSTITUTIONS, ACQUISITIONS AND REMOVALS OF MORTGAGE LOANS

     On or prior to the date of initial issuance of the offered certificates, we will acquire the mortgage loans from the sponsors and will transfer the mortgage loans to the issuing entity. Except as contemplated in the following paragraphs regarding the replacement of a defective mortgage loan, no mortgage loan may otherwise be added to the assets of the issuing entity.

     Each sponsor, with respect to each mortgage loan transferred by it to us for inclusion in the assets of the issuing entity, will:

     o    make, as of the date of initial issuance of the offered certificates, and subject to any applicable exceptions, the representations and warranties generally described under "Description of the Mortgage
          Pool--Representations and Warranties" in this offering prospectus; and

     o    agree to deliver the loan documents described under "Description of the Mortgage Pool--Assignment of the Mortgage Loans" in this offering prospectus.

     If there exists a breach of any of those representations and warranties, or if there exists a document defect with respect to any mortgage loan, which breach or document defect materially and adversely affects the value of the subject mortgage loan or the interests of the certificateholders, and if that breach or document defect is not cured within the period contemplated under
"Description of the Mortgage Pool--Repurchases and Substitutions" in this offering prospectus, then the affected mortgage loan will be subject to repurchase or substitution as described under "Description of the Mortgage
Pool--Repurchases and Substitutions" in this offering prospectus.

     If any mortgage loan experiences payment defaults similar to the payment defaults that would result in a transfer of servicing from the applicable master servicer to the special servicer, then it will be subject to a fair value purchase option on the part of the special servicer, the holder--or, if applicable, the beneficial owner--of certificates representing the largest percentage interest of voting rights allocated to the controlling class or an assignee of the foregoing, as described under "Servicing of the Mortgage
Loans--Realization Upon Defaulted Mortgage Loans--Fair Value Call" in this offering prospectus.

                                       36

     If, in the case of any mortgage loan held by the issuing entity, there exists additional debt that is secured by the related mortgaged real property or by an interest in the related borrower, which additional debt is not held by the issuing entity, then the lender on that additional debt may be entitled to acquire that mortgage loan--generally at a price no less than the unpaid principal balance of the subject mortgage loan, plus interest, exclusive of default interest, accrued thereon--upon the occurrence of a default or, in some cases, a reasonably foreseeable default.

     The issuing entity will be subject to optional termination as discussed under "Description of the Offered Certificates--Termination" in this offering prospectus.

PAYMENT AND OTHER TERMS

     Each of the mortgage loans is the obligation of a borrower to repay a specified sum with interest. Each of the mortgage loans is secured by a first mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily or manufactured housing community real properties. Each mortgage lien will be subject to the limited permitted encumbrances that we describe in the glossary to this offering prospectus.

     All of the mortgage loans are or should be considered nonrecourse. None of the mortgage loans is insured or guaranteed by any governmental agency or instrumentality, by any private mortgage insurer, by any sponsor or by any of the parties to the pooling and servicing agreement.

     Each of the mortgage loans currently accrues interest at the annual rate specified with respect to that loan on Annex A-1 to this offering prospectus.
The mortgage interest rate for each mortgage loan is, in the absence of default, fixed for the entire term of the mortgage loan.

A. Partial Interest-Only Balloon Loans

     One hundred twenty-one (121) of the mortgage loans, representing approximately 33.1% of the initial mortgage pool balance (98 mortgage loans in loan group 1, representing approximately 33.9% of the initial loan group 1 balance, and 23 mortgage loans in loan group 2, representing approximately 29.4%
of the initial loan group 2 balance), require:

     o    the payment of interest only on each due date until the expiration of a designated period;

     o    the amortization of principal following the expiration of that interest-only period based on an amortization schedule that is significantly longer than its remaining term to stated maturity; and

     o    a substantial payment of principal on its maturity date.

     In the case of one (1) mortgage loan (loan number 25), there is an initial amortization period before the interest-only period commences.

B. Interest-Only Balloon Loans

     Forty-six (46) of the mortgage loans, representing approximately 45.8% of the initial mortgage pool balance (42 mortgage loans in loan group 1, representing approximately 43.4% of the initial loan group 1 balance, and four
(4) mortgage loans in loan group 2, representing approximately 57.2% of the initial loan group 2 balance), require the payment of interest only until the related maturity date and provide for the repayment of the entire principal balance on the related maturity date.

                                       37

C. Amortizing Balloon Loans

     One hundred fifteen (115) of the mortgage loans, representing approximately
20.9% of the initial mortgage pool balance (94 mortgage loans in loan group 1, representing approximately 22.4% of the initial loan group 1 balance, and 21 mortgage loans in loan group 2, representing approximately 13.4% of the initial loan group 2 balance), provide for:

     o    no interest-only period;

     o    an amortization schedule that is significantly longer than its remaining term to stated maturity; and

     o    a substantial payment of principal on its maturity date.

     These 115 balloon mortgage loans do not include any of the balloon mortgage loans described under "--Partial Interest-Only Balloon Loans" above or
"--Interest-Only Balloon Loans" above.

D. Fully Amortizing Loans

     Two (2) of the mortgage loans, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, each have a payment schedule that provides for the payment of principal on the subject mortgage loan substantially in full by its maturity date.

LOAN COMBINATIONS

     Three (3) mortgage loans are, in each case, part of a loan combination comprised of two (2) or more mortgage loans that are obligations of the same borrower, only one of which will be transferred to the issuing entity. The remaining mortgage loan in each loan combination will not be transferred to the issuing entity, however all of the mortgage loans in the subject loan combination are together secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties. In the case of each such loan combination, the mortgage loan that will not be transferred to the issuing entity is subordinate or pari passu (as indicated in the table below) in right of payment with the mortgage loan in the same loan combination that has been transferred to the issuing entity, to the extent set forth in the related co-lender or intercreditor agreement. All of the mortgage loans comprising a given loan combination are cross-defaulted with each other.

     The following mortgage loans are each part of a loan combination:

                                                                       ORIGINAL             ORIGINAL
                                                                   PRINCIPAL BALANCE   PRINCIPAL BALANCE
 MORTGAGED REAL PROPERTY NAME                       % OF INITIAL      OF RELATED       OF RELATED B-NOTE
 (AS IDENTIFIED ON ANNEX A-1       CUT-OFF DATE       MORTGAGE        PARI PASSU           NON-TRUST
 TO THIS OFFERING PROSPECTUS)   PRINCIPAL BALANCE   POOL BALANCE   NON-TRUST LOAN(S)         LOAN(S)
-----------------------------   -----------------   ------------   -----------------   -----------------

Park La Brea Apartments            387,500,000           8.4          387,500,000             N/A
Konover Hotel Portfolio             67,000,000           1.5              N/A              4,000,000
93-20 Roosevelt Avenue              11,134,678           0.2              N/A                718,750

     See "Description of the Mortgage Pool--The Loan Combinations" in this offering prospectus for a more detailed description, with respect to each loan combination, of the related co-lender arrangement and the priority of payments among the mortgage loans constituting such loan combination. Also, see
"Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this offering prospectus.

                                       38

DELINQUENCY STATUS

     None of the mortgage loans was 30 days or more delinquent with respect to any monthly debt service payment as of its cut-off date or at any time since the date of its origination. None of the mortgage loans has experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

PREPAYMENT LOCK-OUT PERIODS

     Except as described under "Description of the Mortgage Pool--Terms and
Conditions of the Mortgage Loans--Prepayment Lock-out Periods" in this offering prospectus with respect to two (2) mortgage loans (loan numbers 2 and 146), the mortgage loans restrict prepayment for a particular period commonly referred to as a lock-out period and, in most cases (see "--Defeasance" below), a period during which the subject mortgage loan may be defeased but not prepaid. The weighted average remaining lock-out period and defeasance period of the mortgage loans that provide for a lock-out period or for both lock-out and defeasance periods, is approximately 93 payment periods.

DEFEASANCE

     Two hundred sixty-one (261) of the mortgage loans, representing approximately 90.8% of the initial mortgage pool balance (220 mortgage loans in loan group 1, representing approximately 91.0% of the initial loan group 1 balance, and 41 mortgage loans in loan group 2, representing approximately 89.7%
of the initial loan group 2 balance), permit the related borrower, under certain conditions, to obtain a full or, in some cases, a partial release of the mortgaged real property from the mortgage lien by delivering U.S. Treasury obligations or other non-callable government securities as substitute collateral
(or in some cases, other non-callable instruments meeting certain requirements
(including that delivering such instruments as substitute collateral would not result in adverse tax or ratings consequences to the issuing entity or the certificates) specified in the related mortgage loan documents). Except as indicated in the following sentence, none of these mortgage loans permits defeasance prior to the second anniversary of the date of initial issuance of the certificates. In the case of the Park La Brea Apartments loan combination, a
REMIC election was made with respect to the Park La Brea Apartments trust mortgage loan on the closing date of the series 2006-LDP8 securitization (which occurred on September 28, 2006), and defeasance is permitted following the second anniversary of that closing date. The payments on the defeasance collateral are required to be at least equal to an amount sufficient to make, when due, all debt service payments on the defeased mortgage loan or portion thereof or allocated to the related mortgaged real property, including any balloon payment.

PREPAYMENT CONSIDERATION

     Thirty (30) of the mortgage loans, representing approximately 18.4% of the initial mortgage pool balance (18 mortgage loans in loan group 1, representing approximately 9.3% of the initial loan group 1 balance, and 12 mortgage loans in loan group 2, representing approximately 63.0% of the initial loan group 2 balance), provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term and, in all but one (1) case
(loan number 2), following an initial prepayment lock-out period. See
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Prepayment Consideration" in this offering prospectus.

     In the case of two (2) of the 30 mortgage loans referred to above (loan numbers 1 and 146), the related borrower may either prepay the mortgage loan with prepayment consideration (i.e. a yield maintenance amount or a prepayment premium, as provided in the related loan documents) or defease the mortgage loan following the initial lockout period (except that for the first month following the initial lock-out period, in the case of the Park La Brea Apartments loan combination, during which 1-month period prepayment with prepayment consideration is only permitted).

     In the case of four (4) of the 30 mortgage loans (loan numbers 96, 128, 236 and 268), the related loan documents provide for an initial lock out period followed by a period during which the subject mortgage may be

                                       39

prepaid with prepayment consideration, provided that in the event the cost to fully defease the mortgage loan would be less than the prepayment consideration fees, the related borrower will be required to defease the mortgage loan to obtain a release of the related mortgaged real property.

     In the case of nine (9) of the 30 mortgage loans, with respect to mortgage loan number 72, the loan provides for defeasance; however, in connection with the partial release of properties 72.01 and/or 72.06, the borrower may obtain a release of such properties prior to the defeasance lockout date by prepaying a portion of the loan ($4,115,000 with respect to the release of property 72.01, and $1,160,000 with respect to property 72.06) on or prior to the October 2009 payment date, in each case with a prepayment penalty consisting of the greater of yield maintenance or 1%.

                  [Remainder of page intentionally left blank.]

                                       40

ADDITIONAL STATISTICAL INFORMATION

     The mortgage pool will have the following general characteristics as of the cut-off date:

                                                                    MORTGAGE POOL    LOAN GROUP 1     LOAN GROUP 2
                                                                   --------------   --------------   ------------

Initial mortgage pool/loan group balance                           $4,618,440,110   $3,828,606,945   $789,833,165
Number of mortgage loans                                                      284              236             48
Number of mortgaged real properties                                           347              293             54
Percentage of investment grade, shadow rated loans (mortgage
   loan no. 12)(1)                                                            1.1%             1.3%           0.0%

Average cut-off date principal balance                                 16,262,113       16,222,911     16,454,858
Largest cut-off date principal balance                                387,500,000      225,000,000    387,500,000
Smallest cut-off date principal balance                                   759,360          759,360        914,000

Weighted average mortgage interest rate (2)                                5.8780%          5.8469%        6.0287%
Highest mortgage interest rate(2)                                          6.8600%          6.8600%        6.8000%
Lowest mortgage interest rate(2)                                           4.6500%          5.2430%        4.6500%
Number of cross-collateralized loans                                            6                4              2
Cross-collateralized loan groups as a percentage of initial
   mortgage pool/loan group balance                                           0.7%             0.4%           2.1%
Number of multi-property mortgage loans                                        15               13              2
Multi-property mortgage loans as a percentage of initial
   mortgage pool/loan group balance                                          16.5%            19.4%           2.6%

Weighted average underwritten debt service coverage ratio (3)(4)             1.34x            1.35x          1.29x
Highest underwritten debt service coverage ratio (3)                         3.01x            3.01x          1.43x
Lowest underwritten debt service coverage ratio(3)                           1.10x            1.10x          1.12x

Weighted average cut-off date loan-to-value ratio(3)(4)                      70.1%            71.0%          66.0%
Highest cut-off date loan-to-value ratio(3)                                  83.0%            81.4%          83.0%
Lowest cut-off date loan-to-value ratio(3)                                   32.2%            32.2%          49.9%

Weighted average original term to maturity (months)                           108              106            118
Longest original term to maturity (months)                                    216              180            216
Shortest original term to maturity (months)                                    60               60             60

Weighted average remaining term to maturity (months)                          106              104            115
Longest remaining term to maturity (months)                                   213              178            213
Shortest remaining term to maturity (months)                                   54               54             55

----------
(1)  It has been confirmed to us by each of Moody's and S&P, in accordance with their respective methodologies, that loan number 12 has credit characteristics consistent with an investment grade-rated obligation.

(2)  The weighted average mortgage interest rate, highest mortgage interest rate and lowest mortgage interest rate are based on anticipated interest rate information for certain of the mortgage loans that we intend to include in the trust that have not closed as of the date of this offering prospectus, and therefore those statistics may change if those mortgage loans bear a different interest rate than anticipated.

(3)  In the case of certain mortgage loans, the related debt service coverage ratio and/or loan-to-value ratio was calculated by taking into account a holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See the footnotes to Annex A-1 to this offering prospectus for more information regarding the calculations of debt service coverage ratios and loan-to-value ratios with respect to the mortgage loans referred to above.

(4)  In the case of the Park La Brea Apartments trust mortgage loan, the debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the Park La Brea Apartments trust mortgage loan and the
     Park La Brea Apartments pari passu non-trust loan and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the
     Park La Brea Apartments trust mortgage loan and the Park La Brea Apartments pari passu non-trust loan.

                                       41

PROPERTY TYPE

     The table below shows the number of and the total cut-off date principal balance and percentages of the initial mortgage pool balance, the loan group 1 balance and the loan group 2 balance, respectively, secured by mortgaged real properties operated primarily for each indicated purpose:

                                                                % OF
                                NUMBER OF        TOTAL         INITIAL
                                MORTGAGED    CUT-OFF DATE     MORTGAGE    % OF INITIAL   % OF INITIAL
                                  REAL         PRINCIPAL        POOL      LOAN GROUP 1   LOAN GROUP 2
       PROPERTY TYPES          PROPERTIES     BALANCE(1)     BALANCE(1)    BALANCE(1)     BALANCE(1)
----------------------------   ----------   --------------   ----------   ------------   ------------

Retail                             155      $2,238,106,100      48.5%         58.5%           0.0%
   Retail-Anchored                  73       1,759,303,929      38.1          46.0            0.0
   Retail-Unanchored                66         334,465,197       7.2           8.7            0.0
   Retail-Shadow-Anchored(2)         6          30,511,445       0.7           0.8            0.0
   Retail-Single Tenant             10         113,825,528       2.5           3.0            0.0
Multifamily                         67         882,184,460      19.1           2.4          100.0
   Multifamily                      61         846,486,943      18.3           2.0           97.3
   Manufactured Housing
      Communities                    6          35,697,516       0.8           0.4            2.7
Office(3)                           43         776,826,523      16.8          20.3            0.0
Hospitality                         38         406,871,650       8.8          10.6            0.0
Mixed Use                           16         147,579,505       3.2           3.9            0.0
Industrial                           9          86,584,256       1.9           2.3            0.0
Self Storage                        17          72,914,436       1.6           1.9            0.0
Other                                2           7,373,181       0.2           0.2            0.0
                                   ---      --------------     -----         -----          -----
TOTAL:                             347      $4,618,440,110     100.0%        100.0%         100.0%
                                   ===      ==============     =====         =====          =====

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii)
     an allocated loan balance specified in the related loan documents.

(2)  A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(3)  In the case of four (4) mortgage loans (loan numbers 120, 161, 197 and
     255), the related mortgaged real properties are medical offices, some of which include a surgical center tenant.

                                       42

PROPERTY LOCATION

     The mortgaged real properties are located in 41 states and the District of
Columbia. The following table sets forth the indicated information regarding those states where 5% or more of mortgaged real properties, based on allocated loan balance, are located.

                  NUMBER OF       TOTAL
                  MORTGAGED    CUT-OFF DATE     % OF INITIAL     % OF INITIAL   % OF INITIAL
                    REAL        PRINCIPAL         MORTGAGE       LOAN GROUP 1   LOAN GROUP 2
STATE            PROPERTIES     BALANCE(1)     POOL BALANCE(1)     BALANCE(1)     BALANCE(1)
--------------   ----------   --------------   ---------------   ------------   ------------

California            82      $1,490,191,743         32.3%           27.8%           53.8%
   Southern(2)        58       1,159,250,523         25.1            19.7            51.3
   Northern(2)        24         330,941,220          7.2             8.1             2.5
Texas                 42         574,212,058         12.4            11.7            15.9
Illinois               9         435,192,848          9.4            11.4             0.0
New York              18         235,578,421          5.1             5.0             5.4
Other                196       1,883,265,040         40.8            44.1            24.9
                     ---      --------------        -----           -----           -----
TOTAL:               347      $4,618,440,110        100.0%          100.0%          100.0%
                     ===      ==============        =====           =====           =====

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii)
     an allocated loan balance specified in the related loan documents.

(2)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above, and Southern California includes areas with zip codes below 93600.

ENCUMBERED INTERESTS

     The table below shows the number of, as well as the total cut-off date principal balance and percentage of the initial mortgage pool balance, the initial loan group 1 balance and the initial loan group 2 balance, respectively, secured by mortgaged real properties for which the significant encumbered interest is as indicated:

  ENCUMBERED                            TOTAL
INTEREST IN THE      NUMBER OF       CUT-OFF DATE     % OF INITIAL     % OF INITIAL   % OF INITIAL
MORTGAGED REAL       MORTGAGED         PRINCIPAL       MORTGAGE        LOAN GROUP 1   LOAN GROUP 2
   PROPERTY       REAL PROPERTIES     BALANCE(1)     POOL BALANCE(1)     BALANCE(1)    BALANCE(1)
---------------   ---------------   --------------   ---------------   ------------   ------------

Fee (2)                332          $4,324,875,597          93.6%           92.4%         99.5%
Leasehold                8             186,552,005           4.0             4.8           0.5
Fee/Leasehold            7             107,012,509           2.3             2.8           0.0
                       ---          --------------         -----           -----         -----
TOTAL                  347          $4,618,440,110         100.0%          100.0%        100.0%
                       ===          ==============         =====           =====         =====

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii)
     an allocated loan balance specified in the related loan documents.

(2)  In circumstances where both the fee interest and the overlapping leasehold interest in a mortgaged real property are encumbered, a mortgage loan is considered to be secured by the fee interest in the subject mortgaged real property.

                                       43

                       LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME TAX CONSEQUENCES

     The trustee or its agent will make elections to treat designated portions of the assets of the issuing entity as two separate real estate mortgage investment conduits or REMICs under sections 860A through 860G of the Internal
Revenue Code of 1986, as amended. The designations for each of those two REMICs are as follows:

     o    REMIC I, the lower tier REMIC, which will consist of, among other things--

     1.   the mortgage loans (or, in the case of the Park La Brea Apartments mortgage loan, the regular interest in the individual loan REMIC), and

     2.   various other related assets; and

     o    REMIC II, which will hold the non-certificated regular interests in
          REMIC I.

     The class R-I and R-II certificates will represent the respective residual interests in those REMICs.

     Any assets not included in a REMIC will constitute one or more grantor trusts for U.S. federal income tax purposes.

     The class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, the class AJ-FL REMIC II regular interest, the swap agreements and the trustee's floating rate account, will constitute one or more grantor trusts for federal income tax purposes. The offered certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular interest and the class
AJ-FL REMIC II regular interest will be treated as regular interests in REMIC
II. This means that they will be treated as newly issued debt instruments for federal income tax purposes. The class A-2FL certificates will represent undivided beneficial ownership interests in the class A-2FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account. The class A-3FL certificates will represent undivided beneficial ownership interests in the class A-3FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account. The class AM-FL certificates will represent undivided beneficial ownership interests in the class AM-FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account. The class AJ-FL certificates will represent undivided beneficial ownership interests in the class AJ-FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account. You will have to report income on your offered certificates in accordance with the accrual method of accounting even if you are otherwise a cash method taxpayer. The offered certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) will not represent any interest in the grantor trusts referred to above.

     One or more classes of offered certificates may be issued with more than a de minimis amount of original issue discount. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

     The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for
U.S. federal income tax purposes, will be that, subsequent to any date of determination--

     o    no mortgage loan will otherwise be prepaid prior to maturity, and

                                       44

     o    there will be no extension of maturity for any mortgage loan.

     However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all.

     For a more detailed discussion of the federal income tax aspects of investing in the offered certificates, see "Federal Income Tax Consequences" in this offering prospectus and "Federal Income Tax Consequences" in the accompanying base prospectus.

ERISA CONSIDERATIONS

     We anticipate that, subject to satisfaction of the conditions referred to under "ERISA Considerations" in this offering prospectus, employee benefit plans and other retirement plans or arrangements subject to--

     o    Title I of the Employee Retirement Income Security Act of 1974, as
          amended, or

     o    section 4975 of the Internal Revenue Code of 1986, as amended,

will be able to invest in the offered certificates without giving rise to a prohibited transaction. This is based upon individual prohibited transaction exemptions granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Countrywide Securities Corporation by the U.S. Department of Labor plus, in the case of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, satisfaction of the conditions of any available investor-based exemption.

     If you are a fiduciary of any employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or section 4975 of the Internal
Revenue Code of 1986, as amended, you are encouraged to review carefully with your legal advisors whether the purchase or holding of the offered certificates could give rise to a transaction that is prohibited under ERISA or section 4975 of the Internal Revenue Code of 1986, as amended. See "ERISA Considerations" in this offering prospectus and in the accompanying base prospectus.

LEGAL INVESTMENT

     The offered certificates will not be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

     All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the offered certificates will be legal investments for them. See "Legal Investment" in this offering prospectus and in the accompanying base prospectus.

INVESTMENT CONSIDERATIONS

     The rate and timing of payments and other collections of principal on or with respect to the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on or with respect to the mortgage loans in loan group 2 -- may affect the yield to maturity on each offered certificate. In the case of offered certificates purchased at a discount, a slower than anticipated rate of payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on or with respect to the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on or with respect to the mortgage loans in loan group
2 -- could result in a lower than anticipated yield. In the case of the class XP certificates and the offered certificates purchased at a premium, a faster than anticipated rate of payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on or with respect to the mortgage loans in

                                       45

loan group 1, and in the case of the class A-1A certificates, on or with respect to the mortgage loans in loan group 2 -- could result in a lower than anticipated yield.

     The yield on the class A-2FL, A-3FL, AM-FL and AJ-FL certificates will be highly sensitive to changes in the level of LIBOR.

     If you are contemplating the purchase of class XP certificates, you should be aware that--

     o    the yield to maturity on those certificates will be highly sensitive to the rate and timing of principal prepayments and other liquidations on or with respect to the mortgage loans,

     o    a faster than anticipated rate of payments and other collections of principal on the mortgage loans could result in a lower than anticipated yield with respect to those certificates, and

     o    an extremely rapid rate of prepayments and/or other liquidation on or with respect to the mortgage loans could result in a substantial loss of your initial investment with respect to those certificates.

     When trying to determine the extent to which payments and other collections of principal on the mortgage loans will adversely affect the yields to maturity of the class XP certificates, you should consider what the respective components of the total notional amount of that class of certificates are and how payments and other collections of principal on the mortgage loans are to be applied to the respective total principal balances (or portions thereof) of the principal balance certificates that make up those components.

     The yield on each of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, as well as any offered certificate with a variable or capped pass-through rate, could also be adversely affected if the mortgage loans with relatively higher net mortgage interest rates pay principal faster than the mortgage loans with relatively lower net mortgage interest rates.

     In addition, depending on timing and other circumstances, the pass-through rate for the class XP certificates may vary with changes in the relative sizes of the total principal balances of the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL,
A-1A, AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L and M certificates.

     See "Yield and Maturity Considerations" in this offering prospectus and in the accompanying base prospectus.

                                       46

                                  RISK FACTORS

     The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

     The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this offering prospectus and the accompanying base prospectus in the context of your financial situation.

     YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THOSE SET FORTH UNDER
"RISK FACTORS" IN THE ACCOMPANYING BASE PROSPECTUS, IN DECIDING WHETHER TO
PURCHASE ANY OFFERED CERTIFICATES. THE "RISK FACTORS" SECTION IN THE
ACCOMPANYING BASE PROSPECTUS INCLUDES A NUMBER OF GENERAL RISKS ASSOCIATED WITH
MAKING AN INVESTMENT IN THE OFFERED CERTIFICATES.

     THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND UNDER "RISK FACTORS" IN THE
ACCOMPANYING BASE PROSPECTUS ARE NOT THE ONLY ONES RELATING TO YOUR OFFERED
CERTIFICATES. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO US OR
THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR YOUR INVESTMENT.

     THIS OFFERING PROSPECTUS CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE
RISKS AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE
ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS,
INCLUDING THE RISKS DESCRIBED BELOW, ELSEWHERE IN THIS OFFERING PROSPECTUS AND
IN THE ACCOMPANYING BASE PROSPECTUS.

     IF ANY OF THE FOLLOWING EVENTS OR CIRCUMSTANCES IDENTIFIED AS RISKS
ACTUALLY OCCUR OR MATERIALIZE, YOUR INVESTMENT COULD BE MATERIALLY AND ADVERSELY
AFFECTED.

                    RISKS RELATED TO THE OFFERED CERTIFICATES

     THE CLASS AM, AM-FL, AJ, AJ-FL, B, C AND D CERTIFICATES ARE SUBORDINATE TO,
AND ARE THEREFORE RISKIER THAN, THE CLASS A-1, A-2, A-2FL, A-SB, A-3, A-3FL AND
A-1A CERTIFICATES

     If you purchase class AM, AM-FL, AJ, AJ-FL, B, C or D certificates, then your offered certificates will provide credit support to other classes of offered certificates and to the class XC certificates. As a result, you will receive payments after, and must bear the effects of losses on the mortgage loans before, the holders of those other classes of certificates.

     When making an investment decision, you should consider, among other things--

o    the payment priorities of the respective classes of the certificates;

o    the order in which the principal balances of the respective classes of the certificates with principal balances will be reduced in connection with losses and default-related shortfalls; and

o    the characteristics and quality of the mortgage loans.

     See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this offering prospectus. See also "Risk Factors--The Investment Performance of Your
Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable", "--Any Credit Support for Your Offered Certificates May Be
Insufficient to Protect You Against All Potential Losses" and "--Payments on the
Offered

                                       47

Certificates Will Be Made Solely from the Limited Assets of the Related Trust, and Those Assets May Be Insufficient to Make All Required Payments on Those
Certificates" in the accompanying base prospectus.

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

     If you purchase any of the offered certificates that are expected to have relatively longer weighted average lives, or if you purchase any of the class XP certificates, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons who own offered certificates that are expected to have relatively shorter weighted average lives. See "Risk Factors--Changes in Pool Composition Will
Change the Nature of Your Investment" in the accompanying base prospectus.

THE OFFERED CERTIFICATES WILL HAVE LIMITED LIQUIDITY AND MAY EXPERIENCE
FLUCTUATIONS IN MARKET VALUE UNRELATED TO THE PERFORMANCE OF THE MORTGAGE LOANS

     Your offered certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your offered certificates. While one or more of the underwriters currently intend to make a secondary market in the offered certificates, they are not obligated to do so. Additionally, one or more purchasers may purchase substantial portions of one or more classes of offered certificates. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of your offered certificates. Accordingly, you may not have an active or liquid secondary market for your offered certificates. Lack of liquidity could result in a substantial decrease in the market value of your offered certificates. The market value of your offered certificates also may be affected by many other factors, including the then prevailing interest rates and market perceptions of risks associated with commercial mortgage lending, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time. See "Risk Factors--Lack of Liquidity Will Impair Your Ability to Sell Your
Offered Certificates and May Have an Adverse Effect on the Market Value of Your
Offered Certificates" and "--The Market Value of Your Offered Certificates May
Be Adversely Affected by Factors Unrelated to the Performance of Your Offered
Certificates and the Underlying Mortgage Assets, such as Fluctuations in
Interest Rates and the Supply and Demand of CMBS Generally" in the accompanying base prospectus.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

     The yield on your offered certificates will depend on--

     o    the price you paid for your offered certificates; and

     o    the rate, timing and amount of payments on your offered certificates.

     The frequency, timing and amount of payments on your offered certificates will depend on:

     o    the pass-through rate for, and other payment terms of, your offered certificates;

     o    the frequency and timing of payments and other collections of principal on the mortgage loans or, in some cases, a particular group of mortgage loans;

     o    the frequency and timing of defaults, and the severity of losses, if any, on the mortgage loans or, in some cases, a particular group of mortgage loans;

     o    the frequency, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for payment on your offered certificates;

                                       48

     o    repurchases of mortgage loans--or, in some cases, mortgage loans of a particular group--for material breaches of representations or warranties and/or material document defects;

     o    the collection and payment of prepayment premiums and yield maintenance charges with respect to the mortgage loans or, in some cases, a particular group of mortgage loans; and

     o    servicing decisions with respect to the mortgage loans or, in some cases, a particular group of mortgage loans.

     In general, the factors described in the preceding paragraph cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates. Further, in the absence of significant losses on the mortgage pool, holders of the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates should be concerned with the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 1. Until the class A-1, A-2, A-2FL,
A-SB, A-3, and A-3FL certificates are retired, holders of the class A-1A certificates would, in the absence of significant losses on the mortgage pool, be affected by the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 2.

     The yield to investors in the class A-2FL, A-3FL, AM-FL, and AJ-FL certificates will be highly sensitive to changes in the level of LIBOR.
Investors in the class A-2FL, A-3FL, AM-FL and AJ-FL certificates should consider the risk that lower than anticipated levels of LIBOR could result in actual yields that are lower than anticipated yields on the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates and the class AJ-FL certificates, respectively.

     In addition, because interest payments on the class A-2FL, A-3FL, AM-FL or
AJ-FL certificates may be reduced or the pass-through rate on the class A-2FL,
A-3FL, AM-FL or AJ-FL certificates may convert to the pass-through rate on the corresponding REMIC II regular interest following the occurrence of certain events discussed in this offering prospectus, the yield to investors in the class A-2FL, A-3FL, AM-FL and AJ-FL certificates under such circumstances may not be as high as that offered by other LIBOR-based investments that are not subject to such interest rate restrictions.

     In general, the earlier a change in the level of LIBOR, the greater the effect on the yield to maturity to an investor in the class A-2FL, A-3FL, AM-FL and AJ-FL certificates. As a result, the effect on such investor's yield to maturity of a level of LIBOR that is lower than the rate anticipated by such investor during the period immediately following the issuance of the class
A-2FL, A-3FL, AM-FL and AJ-FL certificates is not likely to be offset by a subsequent like increase in the level of LIBOR. In the case of each of the
A-2FL, A-3FL, AM-FL and AJ-FL classes, the failure by the swap counterparty to perform its obligation to make payments under the related swap agreement, the conversion to a pass-through rate that is below the rate that would otherwise be payable under the related swap agreement at the applicable floating rate and/or the reduction of interest payments resulting from payment of interest to the corresponding REMIC II regular interest based on a pass-through rate below % per annum, in the case of the class A-2FL certificates, % per annum, in the case of the class A-3FL certificates, % per annum, in the case of the class AM-FL certificates would have such a negative impact, and in the case of the class
AJ-FL certificates, % per annum. There can be no assurance that a default by the swap counterparty and/or the conversion of the pass-through rate from a rate based on LIBOR to the pass-through rate on the corresponding REMIC II regular interest would not adversely affect the amount and timing of distributions to the holders of the class A-2FL, A-3FL, AM-FL and/or AJ-FL certificates. See
"Yield and Maturity Considerations" in this offering prospectus.

     See "Description of the Mortgage Pool", "Servicing of the Mortgage Loans",
"Description of the Offered Certificates--Payments" and "--Reductions to
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" and "Yield and Maturity Considerations" in this offering prospectus. See also "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments,

                                       49

Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" and "Yield and Maturity
Considerations" in the accompanying base prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE MORTGAGE LOANS IS FASTER OR SLOWER
THAN YOU ANTICIPATED

     If you purchase any offered certificates, other than the class XP certificates, at a premium relative to their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with a greater frequency than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificates, other than the class XP certificates at a discount from their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class
A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with less frequency than you anticipated, then your actual yield to maturity may be lower than you had assumed. You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances and no prepayment premium or yield maintenance charge will be paid in connection with a purchase or repurchase of a mortgage loan.
Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates.

     The yield to maturity of the class XP certificates will be particularly sensitive to the rate and timing of principal payments on the mortgage loans
(including principal prepayments and principal payments occasioned by any default, liquidation or repurchase of a mortgage loan by the applicable mortgage loan seller in connection with a material breach of representation and warranty or a material document deficiency, all as described in this offering prospectus under "Description of the Mortgage Pool--Repurchases and Substitutions".
Depending on the timing thereof, a payment of principal in reduction of the principal balance of any of the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, AM,
AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L and M certificates may result in a corresponding reduction in the total notional amount of the class XP certificates. Accordingly, if principal payments (including principal prepayments and principal payments occasioned by any default, liquidation or repurchase of a mortgage loan) on the mortgage loans occur at a rate faster than that assumed at the time of purchase, then your actual yield to maturity with respect to the class XP certificates may be lower than that assumed at the time of purchase. Prior to investing in the class XP certificates, you should carefully consider the associated risks, including the risk that an extremely rapid rate of amortization, prepayment or other liquidation of the mortgage loans could result in your failure to fully recover your initial investment. The ratings on the class XP certificates do not address whether a purchaser of those certificates would be able to recover its initial investment in them.

     Some of the mortgage loans may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if specified conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Mortgage Pool--Terms and
Conditions of the Mortgage Loans--Mortgage Loans Which May Require Principal
Paydowns" in this offering prospectus.

     The yield on the class A-2FL, A-3FL, AM-FL and AJ-FL certificates and the other offered certificates with variable or capped pass-through rates could also be adversely affected if the mortgage loans with higher net mortgage interest rates pay principal faster than the mortgage loans with lower net mortgage interest rates. This is because those classes bear interest at pass-through rates equal to, based upon or limited by, as applicable, a weighted average of the adjusted net mortgage interest rates derived from the mortgage loans. In addition, depending on timing and other circumstances, the pass-through rate for the class XP certificates may vary with

                                       50

changes in the relative sizes of the total principal balances of the class A-1,
A-2, A-2FL, A-SB, A-3, A-3FL, AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L
and M certificates.

     Prepayments resulting in a shortening of weighted average lives of the offered certificates may be made at a time of low interest rates when investors may be unable to reinvest the resulting payment of principal on their certificates at a rate comparable to the yield anticipated by them in making their initial investment in those certificates, while delays and extensions resulting in a lengthening of those weighted average lives may occur at a time of high interest rates when investors may have been able to reinvest principal payments that would otherwise have been received by them at higher rates.

     The rate at which voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

     o    the terms of the mortgage loans;

     o    the length of any prepayment lockout period;

     o    the level of prevailing interest rates;

     o    the availability of mortgage credit;

     o    the applicable yield maintenance charges or prepayment premiums;

     o    the applicable master servicer's or the special servicer's (or, in the case of the Park La Brea Apartments trust mortgage loan, the applicable series 2006-LDP8 master servicer's or series 2006-LDP8 special servicer's) ability to enforce yield maintenance charges and prepayment premiums;

     o    the failure to meet certain requirements for the release of escrows;

     o    the occurrence of casualties or natural disasters; and

     o    economic, demographic, tax, legal or other factors.

     A borrower is generally less likely to prepay its mortgage loan if prevailing interest rates are at or above the mortgage interest rate borne by that mortgage loan. On the other hand, a borrower is generally more likely to prepay its mortgage loan if prevailing rates fall significantly below the mortgage interest rate borne by that mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. None of the master servicers (or, with respect to the
Park La Brea Apartments trust mortgage loan, the applicable series 2006-LDP8 master servicer), the special servicer or the trustee will be required to advance any yield maintenance charges.

     Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

     Additionally, although defeasance provisions do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those defeasance provisions might be deemed unenforceable under applicable law or public policy, or usurious.

                                       51

     See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Voluntary Prepayment Provisions" in this offering prospectus for a discussion of prepayment restrictions with respect to the mortgage loans. No assurance can be given to you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of yield maintenance charges or that involuntary prepayments will not occur.

     In addition, if a mortgage loan seller repurchases any mortgage loan from the issuing entity due to material breaches of representations or warranties or material document defects, the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, and no yield maintenance charge will be payable. A repurchase or the exercise of a purchase option may adversely affect the yield to maturity on your certificates.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY
ADVERSELY AFFECT YOUR INVESTMENT

     The actual yield to maturity of your offered certificates will be lower than expected and could be negative under certain extreme scenarios if (a) you calculate the anticipated yield of your offered certificates based on a default rate or amount of losses lower than that actually experienced by the mortgage loans and (b) the additional losses are allocable to or otherwise required to be borne by your class of offered certificates. The actual yield to maturity of your offered certificates will also be affected by the timing of any loss on a liquidated mortgage loan if a portion of the loss is allocable to or otherwise required to be borne by your class of offered certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity. Delinquencies on the mortgage loans may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month if the delinquent amounts are not advanced.
Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Defaults and losses on the mortgage loans may affect the weighted average life and/or yield to maturity of a particular class of offered certificates even if those losses are not allocated to, or required to be borne by the holders of, that class of offered certificates. The special servicer may accelerate the maturity of the related mortgage loan in the case of any monetary or material non-monetary default, which could result in an acceleration of payments to the certificateholders. In addition, losses on the mortgage loans may result in a higher percentage ownership interest evidenced by a class of offered certificates in the remaining mortgage loans than would otherwise have been the case absent the loss, even if those losses are not allocated to that class of offered certificates. The consequent effect on the weighted average life and/or yield to maturity of a class of offered certificates will depend upon the characteristics of the remaining mortgage loans.

THE RIGHT OF THE MASTER SERVICERS, THE SPECIAL SERVICER AND THE TRUSTEE AND THE
RIGHT OF PARTIES ACTING IN SIMILAR CAPACITIES IN RESPECT OF THE SERIES 2006-LDP8
SECURITIZATION TO RECEIVE INTEREST ON ADVANCES, SPECIAL SERVICING FEES,
PRINCIPAL RECOVERY FEES AND WORKOUT FEES WILL AFFECT YOUR RIGHT TO RECEIVE
DISTRIBUTIONS

     To the extent described in this offering prospectus and provided in the pooling and servicing agreement, the master servicers, the special servicer and the trustee will each be entitled to receive interest (which will generally accrue from the date on which the related advance is made through the date of reimbursement) on unreimbursed advances made by it. In addition, the special servicer will be entitled to receive, in connection with its servicing, liquidation and/or workout of defaulted mortgage loans, compensation consisting of special servicing fees, principal recovery fees and workout fees, respectively. Furthermore, the Series 2006-LDP8 applicable master servicer, special servicer and trustee will have similar rights under the Series 2006-LDP8 pooling and servicing agreement with respect to the Park La Brea Apartments trust mortgage loan. The right to receive these amounts is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in shortfalls and losses being allocated to the offered certificates that would not have otherwise resulted.

                                       52

YOUR LACK OF CONTROL OVER THE ISSUING ENTITY CAN CREATE RISKS

     You and other holders of the offered certificates generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the issuing entity. See "Description of the Offered
Certificates--Voting Rights" in this offering prospectus. Those decisions are generally made, subject to the express terms of the pooling and servicing agreement, by a master servicer, the trustee or the special servicer, as applicable. Any decision made by one of those parties in respect of the assets of the issuing entity, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other holders of the offered certificates would have made and may negatively affect your interests. Similarly, you will generally not have the right to vote or make decisions with respect to the servicing of the Park La Brea Apartments trust mortgage loan and your interests may be negatively affected by decisions made by the applicable parties pursuant to the Series 2006-LDP8 pooling and servicing agreement and the intercreditor agreement for the Park La Brea Apartments loan combination.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE MASTER SERVICERS, THE
SPECIAL SERVICER AND THE CONTROLLING CLASS REPRESENTATIVE

     Midland Loan Services, Inc., an initial master servicer, is an affiliate of
PNC Bank, National Association, one of the mortgage loan sellers. This affiliation could cause a conflict with Midland Loan Services, Inc.'s duties to the issuing entity under the pooling and servicing agreement notwithstanding the fact that the pooling and servicing agreement provides that the mortgage loans serviced pursuant to that agreement must be administered in accordance with the servicing standard described in this offering prospectus without regard to an affiliation with any other party involved in the transaction. See "Servicing of the Mortgage Loans--General" in this offering prospectus.

     Midland Loan Services, Inc. is also the Series 2006-LDP8 master servicer responsible for servicing the Park La Brea Apartments loan combination. This dual role could result in a conflict between Midland's obligations as the applicable Series 2006-LDP8 master servicer and Midland's obligation to the trust as a holder of a mortgage loan serviced under the Series 2006-LDP8 pooling and servicing agreement, notwithstanding the fact that the Series 2006-LDP8 pooling and servicing agreement provides that the loans serviced pursuant to that agreement, including the Park La Brea Apartments trust mortgage loan, must be administered in accordance with the servicing standard under the Series
2006-LDP8 pooling and servicing agreement without regard to an affiliation with any other party involved in the Series 2006-LDP8 transaction or the servicing of any other loan or property. See "Description of the Mortgage Pool--Park La Brea
Apartments Loan Combination" and "Servicing of the Park La Brea Apartments Loan
Combination" in this offering prospectus.

     A master servicer, the special servicer or any affiliate of a master servicer or the special servicer may acquire certificates. This could cause a conflict between a master servicer's or the special servicer's duties to the issuing entity under the pooling and servicing agreement and its or its affiliate's interest as a holder of certificates issued under that agreement. In addition, the master servicers, the special servicer, the applicable series 2006
LDP8 master servicer and the series 2006-LDP8 special servicer and certain of their respective affiliates own and are in the business of acquiring assets similar in type to the assets of the issuing entity. Accordingly, the assets of those parties and their affiliates may, depending upon the particular circumstances including the nature and location of those assets, compete with the mortgaged real properties for tenants, purchasers, financing and in other matters related to the management and ownership of real estate. See "Servicing of the Mortgage Loans--Modifications, Waivers, Amendments and Consents" in this offering prospectus.

     The special servicer will have the right to determine that any P&I advance made or to be made by a master servicer or the trustee is not recoverable from proceeds of the mortgage loan to which that advance relates. The applicable master servicer or the trustee will then be required to not make a proposed advance or may obtain reimbursement for a previously made advance from collections of principal and, in some cases, interest, which may reduce the amount of principal and, in some cases, interest that will be paid on your offered certificates.

                                       53

     In addition, in connection with the servicing of the specially serviced mortgage loans (other than the Park La Brea Apartments trust mortgage loan), the special servicer may, at the direction of the controlling class representative, take actions with respect to the specially serviced mortgage loans that could adversely affect the holders of some or all of the classes of offered certificates. Similarly, the special servicer may, at the direction of the holder of a B-note non-trust loan or its designee (prior to the occurrence of a
"change of control" event with respect to that B-note non-trust loan), take generally similar but not identical actions with respect to the related loan combination that could adversely affect the holders of some or all of the classes of offered certificates. Furthermore, the holders of the Konover Hotel
Portfolio and 92-30 Roosevelt B-note non-trust loans have a par purchase option with respect to the related A-note mortgage loans that will be assets of the issuing entity, upon the occurrence of specified adverse circumstances with respect to the related loan combination. In addition, in connection with the servicing of the Park La Brea Apartments loan combination if it has become a specially serviced mortgage loan pursuant to the series 2006-LDP8 pooling and servicing Agreement, the series 2006-LDP8 special servicer may, at the direction of the controlling class representative of the series 2006-LDP8 securitization, take actions with respect to the Park La Brea Apartments loan combination that could adversely affect the holders of some or all of the classes of offered certificates. See "Description of the Mortgage Pool--The Loan Combinations--The
Park La Brea Apartments Loan Combination" and "--The A/B Loan Combinations" and
"Servicing of the Mortgage Loans--THE Controlling Class Representative and the
Loan Combination Controlling Parties" in this offering prospectus

     The controlling class representative will be selected by the holders of certificates representing a majority interest in the controlling class. The controlling class of certificateholders, the controlling class of certificateholders under the series 2006-LDP8 pooling and servicing agreement and the holders of the Konover Hotel Portfolio and 92-30 Roosevelt B-Note
non-trust loans may have interests that conflict with those of the holders of the offered certificates. As a result, it is possible that the controlling class representative, the controlling class of certificateholders under the series
2006-LDP8 pooling and servicing agreement or the holders of the Konover Hotel
Portfolio and 92-30 Roosevelt B-Note non-trust loans may direct the special servicer to take actions which conflict with the interests of the holders of certain classes of the offered certificates. However, neither the special servicer for our series ML-CFC 2006-4 securitization nor the series 2006-LDP8 special servicer is permitted to take actions which are prohibited by law or violate the servicing standard or the terms of the mortgage loan documents.

                      RISKS RELATED TO THE SWAP AGREEMENTS

DISTRIBUTIONS ON THE CLASS A-2FL, A-3FL, AM-FL AND AJ-FL CERTIFICATES WILL
DEPEND, IN PART, ON PAYMENTS RECEIVED FROM THE SWAP COUNTERPARTY

     The class A-2FL certificateholders, the class A-3FL certificateholders, the class AM-FL certificateholders and the class AJ-FL certificateholders will have the benefit of swap agreements with Merrill Lynch Capital Services, Inc. Because the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest each accrues interest at a fixed rate of interest subject to a maximum pass-through rate equal to a weighted average coupon derived from the adjusted net interest rates on the mortgage loans, the ability of the class
A-2FL certificateholders, the A-3FL certificateholders, the AM-FL certificateholders and the AJ-FL certificateholders, respectively, to obtain the payment of interest at the designated LIBOR-based pass-through rate (which payment of interest may be reduced in certain circumstances as described in this offering prospectus) will from time to time depend on payment by the swap counterparty pursuant to each swap agreement. See "Description of the Swap
Agreements" in this offering prospectus.

                                       54

A DECLINE IN THE SWAP COUNTERPARTY'S RATINGS MAY ADVERSELY AFFECT THE RATINGS OF
THE CLASS A-2FL, A-3FL, AM-FL AND AJ-FL CERTIFICATES AND MAY RESULT IN THE
TERMINATION OF THE SWAP AGREEMENTS WITH THE RESULT THAT THE PASS-THROUGH RATES
ON THE CLASS A-2FL, A-3FL, AM-FL AND AJ-FL CERTIFICATES CONVERT TO FIXED RATES

     If the swap counterparty's long-term or short-term ratings (or the long-term or short-term ratings of any affiliated entity guaranteeing the obligations of the swap counterparty) fall below the ratings specified under
"Description of the Swap Agreements--The Swap Agreements" in this offering prospectus, the ratings of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates may be qualified, downgraded or withdrawn. As a result, the value and marketability of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates would likely be adversely affected. See "Description of the Swap Agreements--The Swap
Agreements" in this offering prospectus.

     Also, if the swap counterparty's long-term or short-term ratings (or the long-term or short-term ratings of any affiliated entity guaranteeing the obligations of the swap counterparty) fall below the ratings specified under
"Description of the Swap Agreements--The Swap Agreements" in this offering prospectus, then the swap counterparty may be required to (i) post collateral,
(ii) find a suitable replacement swap counterparty or (iii) find a suitable guarantor of its obligations under the swap agreements, in each case, as specified under "Description of the Swap Agreements--The Swap Agreements" in
this offering prospectus.

     If the swap counterparty fails to post acceptable collateral, find a suitable replacement swap counterparty or find a suitable guarantor of its obligations under any of the swap agreements as specified under "Description of the Swap Agreements--The Swap Agreements", or if another event of default or a termination event occurs under any swap agreement, then the trustee will be required to take such actions (following the expiration of any applicable grace period), unless otherwise directed in writing by the holders of 51% (by balance)
of the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, to enforce the rights of the trustee under that swap agreement as may be permitted by the terms of that swap agreement, including the termination of that swap agreement, and, in accordance with the requirements of the pooling and servicing agreement, use any termination fees received from the swap counterparty to enter into a replacement swap agreement on substantially similar terms. Other events of default under each swap agreement will include the failure of either party to make any payment required thereunder, which failure is not remedied within one
(1) business day following notice thereof. Each swap agreement will provide for other customary events of default and termination events.

     If a guarantor of the swap counterparty's obligations under any of the swap agreements is in place, then the ratings requirements of that swap agreement with respect to the swap counterparty will be satisfied provided that the ratings of that guarantor satisfy those rating requirements.

     If the costs attributable to entering into a replacement swap agreement would exceed the net proceeds of the liquidation of the swap agreement with respect to the class A-2FL, A-3FL, AM-FL or AJ-FL certificates, then a replacement swap agreement will not be entered into and any such proceeds will instead be distributed to that class of certificates. There can be no assurance that the swap counterparty will maintain the required ratings or have sufficient assets or otherwise be able to fulfill its obligations under the swap agreements, and there can be no assurance that any termination fee payable by the swap counterparty under any swap agreement will be sufficient for the trustee to engage a replacement swap counterparty. Furthermore, a termination fee may not be payable by the swap counterparty in connection with certain termination events.

     In addition, and notwithstanding the foregoing, the trustee will not be obligated to take any enforcement action with respect to any of the swap agreements unless it has received from the related class of certificateholders
(i.e., class A-2FL, class A-3FL, class AM-FL or class AJ-FL) an indemnity satisfactory to it with respect to the costs, expenses and liabilities associated with enforcing the rights of the trust under that swap agreement. No such costs, expenses and/or liabilities will be payable out of the trust fund.

                                       55

     During the occurrence of a continuing payment default on the part of the swap counterparty under any swap agreement, or if any swap agreement is terminated and no replacement swap counterparty is found, the pass-through rate for the related class of certificates (i.e., class A-2FL, class A-3FL, class
AM-FL, class AJ-FL) will convert to the pass-through rate on the corresponding
REMIC II regular interest, which is a fixed rate of interest subject to a maximum pass-through rate equal to a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. Any such conversion to the pass-through rate on the corresponding REMIC II regular interest might result in a temporary delay of payment of the distributions to the holders of the class
A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, if notice of the resulting change in payment terms of the class A-2FL certificates, the class A-3FL certificates, the class AM-FL or the class AJ-FL certificates, as applicable, is not given to DTC within the time frame in advance of the payment date that DTC requires to modify the payment.

IF THE PASS-THROUGH RATE OF THE CORRESPONDING REMIC II REGULAR INTEREST IS
LIMITED BY A WEIGHTED AVERAGE OF THE ADJUSTED NET INTEREST RATES ON THE MORTGAGE
LOANS, OR IF INTEREST DISTRIBUTIONS WITH RESPECT TO CORRESPONDING REMIC II
REGULAR INTEREST ARE INSUFFICIENT TO MAKE THE REQUIRED PAYMENT TO THE SWAP
COUNTERPARTY, INTEREST DISTRIBUTIONS ON THE CLASS A-2FL, THE CLASS A-3FL
CERTIFICATES, THE CLASS AM-FL OR THE CLASS AJ-FL CERTIFICATES, AS APPLICABLE,
WILL BE REDUCED

     Interest distributions with respect to each of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
REMIC II regular interest and the class AJ-FL REMIC II regular interest will be subject to a maximum pass-through rate equal to a weighted average coupon derived from the adjusted net interest rates on the mortgage loans. If, in the case of the class A-2FL REMIC II regular interest, this weighted average coupon drops below % per annum, then interest distributions on the class A-2FL certificates will be reduced dollar-for-dollar with the reduction in the amount of interest allocated to the class A-2FL REMIC II regular interest as a result of that weighted average coupon dropping below % per annum. If, in the case of the class A-3FL REMIC II regular interest, this weighted average coupon drops below % per annum, then interest distributions on the class A-3FL certificates will be reduced dollar-for-dollar with the reduction in the amount of interest allocated to the class A-3FL REMIC II regular interest as a result of that weighted average coupon dropping below % per annum. If in the case of the class
AM-FL REMIC II regular interest, this weighted average coupon drops below % per annum, then interest distributions on the class AM-FL certificates will be reduced dollar-for-dollar with the reduction in the amount of interest allocated to the class AM-FL REMIC II regular interest as a result of that weighted average coupon dropping below % per annum. If in the case of the class AJ-FL
REMIC II regular interest, this weighted average coupon drops below % per annum, then interest distributions on the class AJ-FL certificates will be reduced dollar-for-dollar with the reduction in the amount of interest allocated to the class AJ-FL REMIC II regular interest as a result of that weighted average coupon dropping below % per annum. In addition, if for any other reason the funds allocated to payment of interest distributions on the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
REMIC II regular interest or the class AJ-FL REMIC II regular interest are insufficient to make all required interest payments on that REMIC II regular interest (for example, as a result of prepayment interest shortfalls), then interest distributions on the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, will also be reduced dollar-for-dollar. See "Description of the Swap
Agreements" in this offering prospectus.

                       RISKS RELATED TO THE MORTGAGE LOANS

CONCENTRATION OF MORTGAGED REAL PROPERTY TYPES SUBJECT THE ISSUING ENTITY TO
INCREASED RISK OF DECLINE IN A PARTICULAR INDUSTRY

     The inclusion, among the assets of the issuing entity, of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type.

                                       56

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

     One hundred fifty-five (155) of the mortgaged real properties, which represent security for approximately 48.5% of the initial mortgage pool balance and approximately 58.5% of the initial loan group 1 balance, are fee and/or leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting retail properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Retail Properties".

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

     Forty-three (43) of the mortgaged real properties, which represent security for approximately 16.8% of the initial mortgage pool balance and approximately
20.3% of the initial loan group 1 balance, are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting office properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Office Properties".

     In the case of four mortgage loans (loan numbers 120, 161, 197 and 255)
which represent approximately 0.5% of the initial mortgage pool balance and approximately 0.6% of the initial loan group 1 balance, the related mortgaged real properties are medical offices. Mortgage loans secured by liens on medical office properties are also exposed to the unique risks particular to health care related properties. For a more detailed discussion of factors uniquely affecting medical offices, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties
May Secure Mortgage Loans Underlying a Series of Offered Certificates and Each
Type of Income-Producing Property May Present Special Risks as Collateral for a
Loan--Health Care Related Properties".

HOSPITALITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Thirty-eight (38) of the mortgaged real properties, which represent security for approximately 8.8% of the initial mortgage pool balance and approximately 10.6% of the initial loan group 1 balance, are fee and/or leasehold interests in hospitality properties. Mortgage loans secured by liens on those types of properties are exposed to unique risks particular to those types of properties. Some of the mortgaged real properties secured by hospitality properties may not be franchises of a national or regional hotel chain. In addition, for certain of the mortgage loans secured by hospitality properties that are a franchise of a national or regional hotel chain, the related franchise agreement may be scheduled to terminate during the term of the related mortgage loan.

     For a more detailed discussion of factors uniquely affecting hospitality properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Hospitality Properties".

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Sixty-one (61) of the mortgaged real properties, which represent security for approximately 18.3% of the initial mortgage pool balance (11 mortgaged real properties representing security for approximately 2.0% of the initial loan group 1 balance, and 50 mortgaged real properties representing security for approximately 97.3% of

                                       57

the initial loan group 2 balance), are fee and/or leasehold interests in multifamily properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting multifamily properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Multifamily Rental Properties".

INDUSTRIAL FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Nine (9) of the mortgaged real properties, which represent security for approximately 1.9% of the initial mortgage pool balance and approximately 2.3%
of the initial loan group 1 balance, are fee and/or leasehold interests in industrial properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Industrial Properties".

SELF STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Seventeen (17) of the mortgaged real properties, which represent security for approximately 1.6% of the initial mortgage pool balance and approximately
1.9% of the initial loan group 1 balance, are fee and/or leasehold interests in self storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting self storage facilities, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Warehouse, Mini-Warehouse and Self Storage Facilities".

MANUFACTURED HOUSING COMMUNITIES, MOBILE HOME PARKS AND RECREATIONAL VEHICLE
PARKS ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES

     Six (6) of the mortgaged real properties, which represent security for approximately 0.8% of the initial mortgage pool balance (comprised of two (2)
mortgage loans in loan group 1, representing approximately 0.4% of the initial loan group 1 balance and four (4) mortgage loans in loan group 2, representing approximately 2.7% of the initial loan group 2 balance), are fee and/or leasehold interests in manufactured housing community properties, mobile home parks and/or recreational vehicle parks. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting manufactured housing community properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan--Manufactured Housing Communities, Mobile
Home Parks and Recreational Vehicle Parks".

RISKS ASSOCIATED WITH ALTERNATIVE FORMS OF PROPERTY OWNERSHIP

     Five (5) mortgage loans (loan numbers 8, 57, 150, 242 and 257), representing in the aggregate approximately 2.1% of the initial mortgage pool balance and approximately 2.6% of the initial loan group 1 balance, are or may become, secured by the related borrower's interest in residential and/or commercial

                                       58

condominium units. Condominiums may create risks for lenders that are not present when lending on properties that are not condominiums. See "Risk
Factors--Lending on Condominium Units Creates Risks for Lenders That Are Not
Present When Lending on Non-Condominiums" in the base prospectus.

REPAYMENT OF THE MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE MORTGAGED REAL
PROPERTIES

     The mortgage loans are secured by mortgage liens on fee and/or leasehold
(which may include sub-leasehold) interests in commercial, multifamily and manufactured housing community real property. The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, such mortgage loans are often larger and repayment of each of the mortgage loans is dependent on--

     o    the successful operation and value of the mortgaged real property; and

     o    the related borrower's ability to sell or refinance the mortgaged real property.

     See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" and "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" in the accompanying base prospectus.

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER A MORTGAGE LOAN IN THE EVENT OF DEFAULT

     The mortgage loans will not be an obligation of, or be insured or guaranteed by, us, any sponsor, any governmental entity, any private mortgage insurer, any mortgage loan seller, any underwriter, either master servicer, the special servicer, the trustee, any of their respective affiliates or any other person or entity.

     All of the mortgage loans are or should be considered nonrecourse loans. If the related borrower defaults on any of the mortgage loans, only the related mortgaged real property (together with any related insurance policies or other pledged collateral), and none of the other assets of the borrower, is available to satisfy the debt. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged real property. Payment at maturity is primarily dependent upon the market value of the mortgaged real property or the borrower's ability to refinance the mortgaged real property. Even if the related loan documents permit recourse to the borrower or a guarantor, the issuing entity may not be able to ultimately collect the amount due under a defaulted mortgage loan. We have not evaluated the significance of the recourse provisions of mortgage loans that may permit recourse against the related borrower or another person in the event of a default. See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage
Loan Depends upon the Performance and Value of the Underlying Real Property,
Which May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" in the accompanying base prospectus.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

     Although many of the mortgage loans require that funds be put aside for specific reserves, certain of the mortgage loans do not require any reserves. We cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow from the related mortgaged real properties will be sufficient to fully fund any ongoing monthly reserve requirements.

                                       59

OPTIONS AND OTHER PURCHASE RIGHTS MAY AFFECT VALUE OR HINDER RECOVERY WITH
RESPECT TO THE MORTGAGED REAL PROPERTIES

     The borrowers under certain of the mortgage loans have given to one or more tenants or another person a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the related mortgaged real property. These rights, which may not be subordinated to the related mortgage, may impede the lender's ability to sell the related mortgaged real property at foreclosure or after acquiring the mortgaged real property pursuant to foreclosure, or adversely affect the value and/or marketability of the related mortgaged real property. Additionally, the exercise of a purchase option may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited.

INCREASES IN REAL ESTATE TAXES DUE TO TERMINATION OF PAYMENT-IN-LIEU-OF-TAXES OR
OTHER TAX ABATEMENT ARRANGEMENTS MAY REDUCE PAYMENTS TO CERTIFICATEHOLDERS

     In the case of some of the mortgage loans, the related mortgaged real properties may be the subject of municipal payment-in-lieu-of-taxes programs or other tax abatement arrangements, whereby the related borrower pays payments in lieu of taxes that are less than what its tax payment obligations would be absent the program or pays reduced real estate taxes. These programs or arrangements may be scheduled to terminate or provide for significant tax increases prior to the maturity of the related mortgage loans or may require increased payments in the future, in each case resulting in increased payment obligations (which could be substantial) in the form of real estate taxes or increased payments in lieu of taxes, which could adversely impact the ability of the related borrowers to pay debt service on their mortgage loans.

IN SOME CASES, A MORTGAGED REAL PROPERTY IS DEPENDENT ON A SINGLE TENANT OR ON
ONE OR A FEW MAJOR TENANTS

     In the case of 140 mortgaged real properties, securing approximately 31.5%
of the initial mortgage pool balance and approximately 38.0% of the initial loan group 1 balance, the related borrower has leased the property to one tenant that occupies 25% or more of the particular property. In the case of 42 of those properties, securing approximately 6.7% of the initial mortgage pool balance and approximately 8.1% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 80% or more of the particular property. In the case of thirty-seven (37) mortgaged real properties, securing approximately 5.8% of the initial mortgage pool balance and approximately 7.0% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies approximately
100% of the particular property. Accordingly, the full and timely payment of each of the related mortgage loans is highly dependent on the continued
operation of the major tenant or tenants, which, in some cases, is the sole tenant, at the mortgaged real property. In addition, the leases of some of these tenants may terminate prior to the maturity date of the related mortgage loan and some of these tenants may have early termination options prior to the maturity date of the related mortgage loan. For information regarding the lease expiration dates of significant tenants at the mortgaged real properties, see
Annex A-1 to this offering prospectus. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends upon the Performance and Value of the Underlying Real Property, Which May Decline Over Time and the Related
Borrower's Ability to Refinance the Property, of Which There Is No Assurance" in
the accompanying base prospectus.

THE BANKRUPTCY OR INSOLVENCY OF A TENANT WILL HAVE A NEGATIVE IMPACT ON THE
RELATED MORTGAGED REAL PROPERTY

     The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by a mortgaged real property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral securing the claim) and the amounts the landlord could claim would be limited. One or more tenants at a particular mortgaged real property may have been the subject of bankruptcy or insolvency proceedings. See

                                       60

"Risk Factors--Bankruptcy Proceedings Entail Certain Risks" in this offering prospectus and "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Dependence on a Single Tenant or a Small Number of Tenants Makes
a Property Riskier Collateral" in the accompanying base prospectus.

CERTAIN ADDITIONAL RISKS RELATING TO TENANTS

     The income from, and market value of, the mortgaged real properties leased to various tenants would be adversely affected if, among other things:

     o    space in the mortgaged real properties could not be leased or re-leased;

     o    substantial re-leasing costs were required and/or the cost of performing landlord obligations under existing leases materially increased;

     o    tenants were unwilling or unable to meet their lease obligations;

     o    a significant tenant were to become a debtor in a bankruptcy case; or

     o    rental payments could not be collected for any other reason.

     Repayment of the mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis. Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who have the right to cancel their leases at any time or for lack of appropriations. Additionally, mortgaged real properties may have concentrations of leases expiring at varying rates in varying percentages, including single-tenant mortgaged real properties, during the term of the related mortgage loans and in some cases most or all of the leases on a mortgaged real property may expire prior to the related maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties.
Moreover, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the related mortgaged real property.

     The risks described above are increased if there is a concentration of tenants in a particular industry at one or more of the mortgaged real properties. For example, if a particular industry experiences an economic downturn, a concentration among tenants of any mortgaged real property in that industry may lead to losses on the related mortgage loan that are substantially more severe than would be the case if its tenants were in diversified industries. In addition, business objectives for tenants at mortgaged real properties may change over time. A business may downsize, creating a need for less space, or a business may expand or increase its size and/or number of employees, creating a need for more space. For example, in the case of one (1)
mortgage loan 25, which represents 0.7% of the initial mortgage pool balance and
0.9% of the initial loan group 1 balance, the appraisal for the related mortgaged real property reported that Wal-Mart, a current tenant at the related mortgaged real property, is considering opening a Wal-Mart super center in the vicinity of the mortgaged real property, and that Wal-Mart's desire to expand its space at the related mortgaged real property has been opposed by another tenant at the mortgaged real property that has a right of first refusal. There can be no assurance that Wal-Mart will remain at the mortgaged real property.

     Additionally, in certain jurisdictions, if tenant leases are subordinated to the liens created by the mortgage but do not contain attornment provisions
(provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure), the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure.
Accordingly, if a mortgaged real property is located in such a

                                       61

jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

     Certain of the mortgaged real properties may have tenants that are related to or affiliated with a borrower. In such cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant. If a mortgaged real property is leased in whole or substantial part to an affiliate of the borrower, it may be more likely that a landlord will waive lease conditions for an affiliated tenant than it would for an unaffiliated tenant. We cannot assure you that the conflicts arising where a borrower is affiliated with a tenant at a mortgaged real property will not adversely impact the value of the related mortgage loan. In some cases this affiliated lessee may be physically occupying space related to its business; in other cases, the affiliated lessee may be a tenant under a master lease with the borrower, under which the tenant is obligated to make rent payments but does not occupy any space at the mortgaged real property. These master leases are typically used to bring occupancy to a "stabilized" level but may not provide additional economic support for the mortgage loan. We cannot assure you the space "leased" by a borrower affiliate will eventually be occupied by third party tenants and consequently, a deterioration in the financial condition of the borrower or its affiliates can be particularly significant to the borrower's ability to perform under the mortgage loan as it can directly interrupt the cash flow from the related mortgaged real property if the borrower's or its affiliate's financial condition worsens.

     If a mortgaged real property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged real properties with fewer tenants, thereby reducing the cash flow available for debt service payments.
Multi-tenant mortgaged real properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

MORTGAGE LOANS SECURED BY MORTGAGED REAL PROPERTIES SUBJECT TO ASSISTANCE AND
AFFORDABLE HOUSING PROGRAMS ARE SUBJECT TO THE RISK THAT THOSE PROGRAMS MAY
TERMINATE OR BE ALTERED.

     Certain of the mortgaged real properties may be secured by mortgage loans that are eligible (or may become eligible in the future) for and have received
(or in the future may receive) low income housing tax credits pursuant to
Section 42 of the Internal Revenue Code in respect of various units within the related mortgaged real property or have a material concentration of tenants that rely on rent subsidies under various government funded programs, including the
Section 8 Tenant Based Assistance Rental Certificate Program of the United
States Department of Housing and Urban Development. With respect to certain of the mortgage loans, the related borrowers may receive subsidies or other assistance from government programs. Generally, in the case of mortgaged real properties that are subject to assistance programs of the kind described above, the subject mortgaged real property must satisfy certain requirements, the borrower must observe certain leasing practices and/or the tenant(s) must regularly meet certain income requirements. No assurance can be given that any government or other assistance programs will be continued in their present form during the terms of the related mortgage loans, that the borrower will continue to comply with the requirements of the programs to enable the borrower to receive the subsidies or assistance in the future, or that the owners of a borrower will continue to receive tax credits or that the level of assistance provided will be sufficient to generate enough revenues for the related borrower to meet its obligations under the related mortgage loans even though the related mortgage loan seller may have underwritten the related mortgage loan on the assumption that any applicable assistance program would remain in place. Loss of any applicable assistance could have an adverse effect on the ability of a borrower whose property is subject to an assistance program to make debt service payments. Additionally, the restrictions described above relating to the use of the related mortgaged real property could reduce the market value of the related mortgaged real property.

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GEOGRAPHIC CONCENTRATION EXPOSES INVESTORS TO GREATER RISKS ASSOCIATED WITH THE
RELEVANT GEOGRAPHIC AREAS

     Mortgaged real properties located in California, Texas and Illinois will represent approximately 32.3%, 12.4% and 9.4%, respectively, by allocated loan amount, of the initial mortgage pool balance and approximately 27.8%, 11.7% and
11.4%, respectively, of the initial loan group 1 balance. Mortgaged real properties located in California, Texas and New York will represent approximately 53.8%, 15.9% and 5.4%, respectively, of the initial loan group 2 balance). The inclusion of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that state. See "Certain
State-Specific Considerations" below and "Risk Factors--Geographic Concentration
Within a Trust Exposes Investors to Greater Risk of Default and Loss" in the
accompanying base prospectus.

CERTAIN STATE-SPECIFIC CONSIDERATIONS

     Eighty-two (82) mortgaged real properties, representing security for approximately 32.3% of the initial mortgage pool balance, approximately 27.8% of the initial loan group 1 balance and approximately 53.8% of the initial loan group 2 balance, are located in California. Mortgage loans in California are generally secured by deeds of trust on the related real estate. Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure.
Public notice of either the trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real property may be sold by the trustee, if foreclosed pursuant to the trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property. California's "one action rule" requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action (if otherwise permitted) against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California courts have held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in
California limit any deficiency judgment (if otherwise permitted) against the borrower following a foreclosure to the amount by which the indebtedness exceeds the fair value at the time of the public sale and in no event greater than the difference between the foreclosure sale price and the amount of the indebtedness. Further, under California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors. California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default.
Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS AND
LOANS WITH ANTICIPATED REPAYMENT DATES

     Two hundred eighty-two (282) of the mortgage loans, representing approximately 99.8% of the initial mortgage pool balance (234 mortgage loans in loan group 1, representing approximately 99.7% of the initial loan group 1 balance, and 48 mortgage loans in loan group 2, representing approximately
100.0% of the initial loan group 2 balance), are balloon loans that will have substantial remaining principal balances at their respective stated maturity dates. The ability of a borrower to make the required balloon payment on a balloon loan at maturity, in each case depends upon its ability either to refinance the mortgage loan or to sell the mortgaged real property. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including--

     o    the value of the related mortgaged real property;

                                       63

     o    the level of available mortgage interest rates at the time of sale or refinancing;

     o    the borrower's equity in the mortgaged real property;

     o    the financial condition and operating history of the borrower and the mortgaged real property, o tax laws;

     o    prevailing general and regional economic conditions;

     o    the fair market value of the related mortgaged real property;

     o    reductions in applicable government assistance/rent subsidy programs;
          and

     o    the availability of credit for loans secured by multifamily or commercial properties, as the case may be.

     See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans" in this offering prospectus and "Risk Factors--The Investment Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on
the Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be
Highly Unpredictable" in the accompanying base prospectus.

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS AND
GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

     The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. In this regard:

     o    The largest mortgage loan or group of cross-collateralized mortgage loans to be included in the assets of the issuing entity, represents approximately 8.4% of the initial mortgage pool balance. The largest mortgage loan or group of cross-collateralized mortgage loans in loan group 1 represents approximately 5.9% of the initial loan group 1 balance and the largest mortgage loan in loan group 2 represents approximately 49.1% of the initial loan group 2 balance.

     o    The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 25.4% of the initial mortgage pool balance.
          The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 23.7% of the initial loan group 1 balance and the five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 63.2% of the initial loan group 2 balance.

     o    The 10 largest mortgage loans and groups of cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 34.2% of the initial mortgage pool balance.
          The 10 largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 32.5% of the initial loan group 1 balance and the 10 largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 73.6% of the initial loan group 2 balance.

     See "Description of the Mortgage Pool--General", "--Cross-Collateralized
and Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage
Loans with Affiliated Borrowers" and "--

                                       64

Significant Mortgage Loans" in this offering prospectus and "Risk Factors--Loan
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" in the accompanying base prospectus.

ONE OF THE MORTGAGE LOANS THAT WE INTEND TO TRANSFER TO THE ISSUING ENTITY IS
BEING SERVICED AND ADMINISTERED PURSUANT TO THE SERVICING ARRANGEMENTS FOR A
DIFFERENT SECURITIZATION; THEREFORE, CERTIFICATEHOLDERS OF OUR ML-CFC 2006-4
SECURITIZATION WILL HAVE LIMITED ABILITY TO CONTROL THE SERVICING OF THAT
MORTGAGE LOAN.

     The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this offering prospectus as Park La Brea Apartments, which mortgage loan represents approximately 8.4% of the initial mortgage pool balance and approximately 49.1% of the initial loan group 2 balance, is part of a loan combination consisting of that mortgage loan and another loan (which we sometimes refer to as a pari passu non-trust loan) that is secured by the same mortgage instrument encumbering the same mortgaged real property and is pari passu in right of payment and in other respects with the Park La Brea Apartments trust mortgage loan. The Park La Brea Apartments pari passu non-trust loan will not be included in the trust. The Park La Brea Apartments pari passu non-trust loan has been included in the trust fund established in connection with the J.P.
Morgan Chase Commercial Mortgage Securities Trust series 2006-LDP8 securitization.

     The Park La Brea Apartments trust mortgage loan and the Park La Brea
Apartments pari passu non-trust loan are being serviced and administered pursuant to the pooling and servicing agreement governing the series 2006-LDP8 securitization. Neither the certificateholders nor the trustee on their behalf will have any right, title or interest in or to, or any other claim to any asset of the series 2006-LDP8 securitization issuing entity, including as security for or in satisfaction of any claim it might have arising from the performance or failure of performance by any party under the series 2006-LDP8 pooling and servicing agreement, except as related to the trust's rights to receive payments of principal and interest on the Park La Brea Apartments trust mortgage loan and certain rights to payments of servicing fees and to reimbursement for advances.
However, the issuing entity, as the holder of the Park La Brea Apartments trust mortgage loan, will be a third party beneficiary of the series 2006-LDP8 pooling and servicing agreement. Furthermore, the master servicers, the special servicer and trustee under the pooling and servicing agreement for our ML-CFC 2006-4 certificates may not independently exercise remedies following a default with respect to the Park La Brea Apartments trust mortgage loan. The controlling class representative will be entitled to consult with the applicable series
2006-LDP8 master servicer and the series 2006-LDP 8 special servicer regarding certain servicing matters or mortgage loan modifications affecting the Park La
Brea Apartments trust mortgage loan and the Park La Brea Apartments pari passu non-trust loan. The applicable master servicer and the special servicer under the series 2006-LDP8 pooling and serving agreement are required to service the
Park La Brea Apartments trust mortgage loan and the Park La Brea Apartments pari passu non-trust loan in accordance with the servicing standard set forth in the
2006-LDP8 pooling and servicing agreement on behalf of the series 2006-LDP8 securitization certificateholders and the holders of our ML-CFC 2006-4 certificateholdes, as a collective whole.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS AND LENDING ON A
LEASEHOLD INTEREST IN REAL PROPERTY IS RISKIER THAN LENDING ON THE FEE INTEREST
IN THAT PROPERTY

     In the case of eight (8) mortgaged real properties representing security for approximately 4.0% of the initial mortgage pool balance (seven (7) mortgage loans in loan group 1, representing approximately 4.8% of the initial loan group
1 balance, and one (1) mortgage loan in loan group 2, representing approximately
0.5% of the initial loan group 2 balance), the related mortgage constitutes a lien on the related borrower's leasehold interest, but not on the corresponding fee interest, in all or a material portion of the related mortgaged real property, which leasehold interest is subject to a ground lease. Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual fee interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the issuing entity, generally will have the right to cure defaults under the related ground lease. In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan.

                                       65

Finally, there can be no assurance that any of the ground leases securing a mortgage loan contain all of the provisions, including a lender's right to obtain a new lease if the current ground lease is rejected in bankruptcy that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Ground Leases" in this offering prospectus. See also "Risk Factors--Lending on Ground Leases Creates Risks for
Lenders that Are Not Present When Lending on an Actual Ownership Interest in a
Real Property" and "Legal Aspects of Mortgage Loans--Foreclosure--Leasehold
Considerations" in the accompanying base prospectus.

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

     Some of the mortgaged real properties are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty.

     In addition, certain of the mortgaged real properties that do not conform to current zoning laws may not be legal non-conforming uses or legal non-conforming structures. The failure of a mortgaged real property to comply with zoning laws or to be a legal non-conforming use or legal non-conforming structure may adversely affect market value of the mortgaged real property or the borrower's ability to continue to use it in the manner it is currently being used or may necessitate material additional expenditures to remedy non-conformities.

     In addition, certain of the mortgaged real properties may be subject to certain use restrictions imposed pursuant to reciprocal easement agreements, operating agreements or historical landmark designations. Use restrictions could include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, among other things, and limitations on the borrowers' rights to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged real property on favorable terms, thereby adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan. See "Description of the
Mortgage Pool--Additional Loan and Property Information--Zoning and Building
Code Compliance" in this offering prospectus and "RisK Factors--Changes in
Zoning Laws May Adversely Affect the Use or Value of a Real Property" in the
accompanying base prospectus.

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED
REAL PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE
FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO
SUPPORT, A MORTGAGED REAL PROPERTY

     Three (3) mortgage loans, which represent approximately 10.1% of the initial mortgage pool balance (two (2) mortgage loans in loan group 1, representing approximately 2.0% of the initial loan group 1 balance, and one mortgage loans in loan group 2, representing approximately 49.1% of the initial loan group 2 balance), are each, individually or together with one or more other loans that will not be included in the assets of the issuing entity, senior or pari passu loans in multiple loan structures that we refer to as loan combinations. The other loans will not be included in the assets of the issuing entity but are secured in each case by the same mortgage instrument on the same mortgaged real property that secures the related trust mortgage loan. See
"Description of the Mortgage Pool--The Loan Combinations" and "Description of
the Mortgage Pool--Additional Loan and Property Information--AdditionAL and
Other Financing" in this offering prospectus.

     In the case of eight (8) mortgage loans, which represent approximately 1.8%
of the initial mortgage pool balance (seven (7) mortgage loans in loan group 1, representing approximately 1.9% of the initial loan group 1 balance and one (1)
mortgage loan in loan group 2, representing 1.0% of the initial loan group 2 balance, the related borrower has incurred or is permitted to incur in the future additional debt that is secured by the related mortgaged real property as identified under "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this offering prospectus.

                                       66

     Except as indicated above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged real properties without the lender's consent.

     In the case of 39 of the mortgage loans, representing approximately 43.0%
of the initial mortgage pool balance (32 mortgage loans in loan group 1, representing approximately 39.2% of the initial loan group 1 balance, and 7 mortgage loans in loan group 2, representing approximately 61.4% of the initial loan group 2 balance), as identified under "Description of the Mortgage
Pool--Additional Loan and Property Information--Additional and Other Financing"
in this offering prospectus, direct and indirect equity owners of the related borrower have pledged, or are permitted in the future to pledge, their respective equity interests to secure financing generally referred to as mezzanine debt. Holders of mezzanine debt may have the right to purchase the related borrower's mortgage loan from the issuing entity if certain defaults on the mortgage loan occur and, in some cases, may have the right to cure certain defaults occurring on the related mortgage loan. Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not generally prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

     The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the operation of the mortgaged real property.

     We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third party holds debt secured by a pledge of an equity interest in a related borrower.

     Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners' economic stake in the related mortgaged real property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged real property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged real property to suffer by not making capital infusions to support the mortgaged real property.

     When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged real property, the issuing entity is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged real property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged real property. If the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be wiped out, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan.

     Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders or the borrower could impair the security available to the issuing entity. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the issuing entity's ability to foreclose on the mortgaged real property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy

                                       67

case. The bankruptcy of a junior lender also may operate to stay foreclosure by the issuing entity. Further, if another loan secured by the mortgaged real property is in default, the other lender may foreclose on the mortgaged real property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity.
The issuing entity may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

     In addition, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for the mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

     See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in thiS offering prospectus for a discussion of additional debt with respect to the mortgaged real properties and the borrowers. See also "Risk Factors--Additional Secured Debt Increases the
Likelihood That a Borrower Will Default on a Mortgage Loan Underlying Your
Offered Certificates" in the accompanying base prospectus.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS MAY RESULT IN LOSSES

     A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related mortgaged real property securing a mortgage loan. Examples of these laws and regulations include zoning laws and the Americans with Disabilities Act of
1990, which requires all public accommodations to meet certain federal requirements related to access and use by disabled persons. For example, not all of the mortgaged real properties securing the mortgage loans comply with the
Americans with Disabilities Act of 1990. See "Risk Factors--Compliance with the
Americans with Disabilities Act of 1990 May Be Expensive" and "Legal Aspects of
Mortgage Loans--Americans with Disabilities Act" in the accompanying base prospectus. The expenditure of such costs or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow and, consequently, its ability to pay its mortgage loan.

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER OR AFFILIATED
BORROWERS OR ARE OCCUPIED, IN WHOLE OR IN PART, BY THE SAME TENANT OR AFFILIATED
TENANTS

     Thirty-one (31) separate groups of mortgage loans, representing approximately 38.6% of the initial mortgage pool balance, are loans made to borrowers that, in the case of each of those groups, are the same or under common control. Mortgaged real properties owned by affiliated borrowers are likely to:

     o    have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans; and

     o    have common general partners or managing members, which could increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans.

     See "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliated Borrowers" in this offering prospectus.

     In addition, there may be tenants which lease space at more than one mortgaged real property securing mortgage loans. There may also be tenants that are related to or affiliated with a borrower. See Annex A-1 to this offering prospectus for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and industrial purposes.

     The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties could have an

                                       68

adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans. See "Risk Factors--Repayment of a Commercial or Multifamily
Mortgage Loan Depends upon the Performance and Value of the Underlying Real
Property, Which May Decline Over Time, and the Related Borrower's Ability to
Refinance the Property, of Which There Is No Assurance", "--Borrower
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" and "--Borrower Bankruptcy Proceedings Can Delay and Impair Recovery on a
Mortgage Loan Underlying Your Offered Certificates" in the accompanying base prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN RE-UNDERWRITTEN BY US

     We have not re-underwritten the mortgage loans. Instead, we have relied on the representations and warranties made by the mortgage loan sellers, and the mortgage loan sellers' respective obligations to repurchase, cure or substitute a mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for re-underwriting the mortgage loans. If we had re-underwritten the mortgage loans, it is possible that the re-underwriting process may have revealed problems with a mortgage loan not covered by representations or warranties given by the mortgage loan sellers.
In addition, we cannot assure you that the mortgage loan sellers will be able to repurchase or substitute a mortgage loan if a representation or warranty has been breached. See "Description of the Mortgage Pool--Representations and
Warranties" and "--Repurchases and Substitutions" in this offering prospectus.

ASSUMPTIONS MADE IN DETERMINING UNDERWRITTEN NET CASH FLOW MAY PROVE TO BE
INAPPROPRIATE

     Underwritten net cash flow means cash flow as adjusted based on a number of assumptions used by the mortgage loan sellers. No representation is made that the underwritten net cash flows set forth in Annex A-1 to this offering prospectus as of the cut-off date or any other date is predictive of future net cash flows. Each investor should review the assumptions discussed in this offering prospectus and make its own determination of the appropriate assumptions to be used in determining underwritten net cash flow.

SOME MORTGAGED REAL PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE
USES

     Some of the mortgaged real properties securing the mortgage loans may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. For example, any vacant theater space would not easily be converted to other uses due to the unique construction requirements of theaters. Certain of the mortgaged real properties are secured by mortgaged real properties that include multiplex movie theaters or other performing arts theaters, that generate a material portion of the revenue of those mortgaged real properties. Converting commercial properties to alternate uses generally requires substantial capital expenditures. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses. See "--Industrial
Facilities are Subject to Unique Risks Which May Reduce Payments on Your
Certificates", "--Self Storage Facilities are Subject to Unique Risks Which May
Reduce Payments on Your Certificates" and "--Manufactured Housing Community
Properties, Mobile Home Parks and Recreational Vehicle Parks are Subject to
Unique Risks Which May Reduce Payments on Your Certificates" above.

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

     The issuing entity could become liable for a material adverse environmental condition at one of the mortgaged real properties securing the mortgage loans.
Any potential environmental liability could reduce or delay payments on the offered certificates.

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     If an adverse environmental condition exists with respect to a mortgaged real property securing a mortgage loan, the issuing entity will be subject to certain risks including the following:

     o    a reduction in the value of such mortgaged real property which may make it impractical or imprudent to foreclose against such mortgaged real property;

     o    the potential that the related borrower may default on the related mortgage loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws;

     o    liability for clean-up costs or other remedial actions, which could exceed the value of such mortgaged real property or the unpaid balance of the related mortgage loan; and

     o    the inability to sell the related mortgage loan in the secondary market or to lease such mortgaged real property to potential tenants.

     A third-party consultant conducted an environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties for the mortgage loans. Generally, if any assessment or update revealed a material adverse environmental condition or circumstance at any mortgaged real property and the consultant recommended action, then, depending on the nature of the condition or circumstance, one of the actions identified under "Description of the Mortgage Pool--Assessments of Property Condition--Environmental Assessments"
in this offering prospectus, was taken. See "Description of the Mortgage
Pool--Assessments of Property Condition--Environmental Assessments" for further information regarding these environmental site assessments and the resulting environmental reports, including information regarding the periods during which these environmental reports were prepared.

     In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold and/or radon. Where these substances were present, the environmental consultant generally recommended, and the related loan documents generally required, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program.

     We cannot assure you that the environmental assessments identified all environmental conditions and risks, that the related borrowers will implement all recommended operations and maintenance plans, that such plans will adequately remediate the environmental condition, or that any environmental indemnity, insurance or escrow will fully cover all potential environmental issues. In addition, the environmental condition of the mortgaged real properties could be adversely affected by tenants or by the condition of land or operations in the vicinity of the properties, such as underground storage tanks.

     See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments". Also see "RisK Factors--Environmental
Liabilities Will Adversely Affect the Value and Operation of the Contaminated
Property and May Deter a Lender from Foreclosing" and "Legal Aspects of Mortgage
Loans--Environmental Considerations" in the accompanying base prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

     Licensed engineers inspected all of the mortgaged real properties that secure the mortgage loans, in connection with the originating of such mortgage loans to assess--

     o    the structure, exterior walls, roofing, interior construction, mechanical and electrical systems; and

     o    the general condition of the site, buildings and other improvements located at each property.

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     The resulting reports may have indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. We, however, cannot assure you that all conditions requiring repair or replacement were identified. No additional property inspections were conducted in connection with the issuance of the offered certificates. See "Description of the Mortgage
Pool--Assessments of Property Condition--Engineering Assessments" for
information regarding these engineering inspections and the resulting engineering reports, including the periods during which these engineering reports were prepared. Generally, with respect to many of the mortgaged real properties for which recommended repairs, corrections or replacements were deemed material, the related borrowers were required to deposit with the lender an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion.
See "Risk Factors--Risks Related to the Mortgage Loans--Reserves to Fund Capital
Expenditures May Be Insufficient and This May Adversely Affect Payments on Your
Certificates" in this offering prospectus.

INSPECTIONS AND APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT
ACCURATELY REFLECT VALUE OR CONDITION OF MORTGAGED REAL PROPERTIES

     Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising that property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale.
We cannot assure you that the information set forth in this offering prospectus regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties. See
"Description of the Mortgage Pool--Assessments of Property
Condition--Appraisals" in this offering prospectus for A description of the appraisals that were performed with respect to the mortgaged real properties.
Any engineering reports or site inspections obtained with respect to a mortgaged real property represents only the analysis of the individual engineers or site inspectors preparing such reports at the time of such report, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Property Inspections" and "--Engineering Assessments" in this offering prospectus for a description of the engineering assessments and site inspections that were performed with respect to the mortgaged real properties.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION; MULTI-PROPERTY
MORTGAGE LOANS

     The mortgage pool will include 21 mortgage loans, representing approximately 17.2% of the initial mortgage pool balance (17 mortgage loans in loan group 1, representing approximately 19.8% of the initial loan group 1 balance, and four (4) mortgage loans in loan group 2, representing approximately
4.7% of the initial loan group 2 balance) that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans. These mortgage loans are identified in the tables contained in Annex A-1. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, certain of these mortgage loans, as described under "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliate Borrowers" in this offering prospectus, entitle the related borrower(s) to obtain a release of one or more of the corresponding

                                       71

mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more specified conditions.

     Fourteen (14) of the mortgage loans referred to in the preceding paragraph, representing approximately 15.6% of the initial mortgage pool balance and approximately 18.4% of the initial loan group 1 balance are secured by deeds of trust or mortgages, as applicable, on multiple properties that, through cross-collateralization arrangements, secure the obligations of multiple borrowers. Such multi-borrower arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any related borrower if one or more of such borrowers becomes a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, a lien granted by any such borrower could be voided if a court determines that:

     o    such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured;
          and

     o    the borrower did not, when it allowed its mortgaged real property to be encumbered by the liens securing the indebtedness represented by the other cross-collateralized loans, receive "fair consideration" or
          "reasonably equivalent value" for pledging such mortgaged real property for the equal benefit of the other related borrowers.

     We cannot assure you that a lien granted by a borrower on a cross-collateralized loan to secure the mortgage loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" in this offering prospectus and Annex A-1 to this offering prospectus for more information regarding the cross-collateralized mortgage loans. No mortgage loan is cross-collateralized with a mortgage loan not included in the assets of the issuing entity.

     Three (3) mortgage loans, representing approximately 8.5% of the initial mortgage pool balance and approximately 10.2% of the initial loan group 1 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS AND/OR HINDER RECOVERY

     The borrowers under certain of the mortgage loans (for example, loan numbers 248, 254, 231, 262, 278 and 232), representing in aggregate approximately 0.2% of the initial mortgage pool balance (five (5) mortgage loans in loan group 1, representing 0.2% of the initial loan group 1 balance, and one
(1) mortgage loan in loan group 2, representing 0.3% of the initial loan group 2 balance), are either individuals or entities that are not subject to limitations on the amount of additional debt they may incur and/or not structured to diminish the likelihood of their becoming bankrupt. Some of the borrowers that have been structured with the intent of diminishing the likelihood of their becoming bankrupt may not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related mortgage loan, may own other property that is not part of the collateral for the mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. The related mortgage documents and/or organizational documents of such borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity (such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all of its assets, or amend its organizational documents). These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

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     Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be:

     o    operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

     o    individuals that have personal liabilities unrelated to the property.

     However, any borrower, even an entity structured to be bankruptcy-remote, as owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

     With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions which typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity. For example, in many cases, the entity that is the related borrower does not have an independent director.

     Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your certificates. See "Legal Aspects of Mortgage Loans--Bankruptcy
Laws" in the accompanying base prospectus.

RISKS RELATED TO REDEVELOPMENT AND RENOVATION AT THE MORTGAGED PROPERTIES.

     Certain of the mortgaged real properties are properties which are currently undergoing or are expected to undergo redevelopment or renovation in the future.
There can be no assurance that current or planned redevelopment or renovation will be completed, that such redevelopment or renovation will be completed in the time frame contemplated, or that, when and if redevelopment or renovation is completed, such redevelopment or renovation will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could have a material negative impact on the related mortgage loan, which could affect the ability of the related borrower to repay the related mortgage loan.

     In the event the related borrower fails to pay the costs of work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the mortgaged real property on which there are renovations may be subject to mechanic's or materialmen's liens that may be senior to the lien of the related mortgage loan.

TENANCIES IN COMMON MAY HINDER RECOVERY

     Twenty-seven (27) of the mortgage loans, representing approximately 8.8% of the initial mortgage pool balance (22 mortgage loans in loan group 1, representing approximately 8.6% of the initial loan group 1 balance, and five
(5) mortgage loans in loan group 2, representing approximately 10.1% of the initial loan group 2 balance), have borrowers that own the related mortgaged real properties as tenants-in-common. In addition, some of the mortgage loans permit the related borrower to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner

                                       73

proportionally. To reduce the likelihood of a partition action, except as discussed in the paragraph below, each tenant-in-common borrower under the mortgage loan(s) referred to above has waived its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

     The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

     The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BANKRUPTCY PROCEEDINGS ENTAIL CERTAIN RISKS

     Under federal bankruptcy law, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the mortgaged real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, even if a court determines that the value of the mortgaged real property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged real property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of the mortgaged real property, which would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (1) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (2) reduce periodic payments due under a mortgage loan; (3)
change the rate of interest due on a mortgage loan; or (4) otherwise alter the mortgage loan's repayment schedule.

     Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the special servicer on behalf of the issuing entity may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy. Under federal bankruptcy law, the lender will be stayed from enforcing a borrower's assignment of rents and leases. Federal bankruptcy law also may interfere with the master servicers' or special servicer's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged real property or for other court authorized expenses.

     Additionally, pursuant to subordination agreements for certain of the mortgage loans, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the borrower, and that the holder of the mortgage loan will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. In its decision in In re 203
North LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10,
2000), the United States Bankruptcy Court for the Northern District of Illinois
refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding,

                                       74

which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.

     As a result of the foregoing, the special servicer's recovery on behalf of the issuing entity with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

     Certain of the mortgage loans have a sponsor that has filed for bankruptcy protection in the last ten years. In each case, the related entity or person has emerged from bankruptcy.. However, we cannot assure you that those sponsors will not be more likely than other sponsors to utilize their rights in bankruptcy in the event of any threatened action by the lender to enforce its rights under the related loan documents.

LITIGATION OR OTHER LEGAL PROCEEDINGS MAY HAVE ADVERSE EFFECTS ON BORROWERS

     From time to time, there may be legal proceedings pending or threatened against the borrowers, sponsors, managers of the mortgaged real properties and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers, sponsors, managers of the mortgaged real properties and their affiliates, and certain of the borrowers, sponsors, managers of the mortgaged real properties and their affiliates are subject to legal proceedings relating to the business of, or arising out of the ordinary course of business of, the borrowers, sponsors, managers of the mortgaged real properties or their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

     In the case of two (2) mortgage loans (loan numbers 26 and 138), which are secured by the mortgaged real properties identified on Annex A-1 as Las Colinas
Highlands and Met Center Business Park, respectively, and representing approximately 0.9% of the initial mortgage pool balance and approximately 1.1%
of the initial loan group 1 balance, the sponsor is Triple Net Properties, LLC and its affiliate Triple Net Properties Realty, Inc., is the property manager for the related mortgaged property. Triple Net Properties, LLC has advised the related mortgage loan seller that the SEC has opened an investigation regarding certain of its activities (and the activities of certain of its affiliates). In its filing with the SEC, T REIT, Inc. an affiliate of Triple Net Properties LLC, indicated that the SEC has requested information relating to disclosure in securities offerings and exemptions from the registration requirements of the
Securities Act of 1933, as amended, for the private offerings in which Triple
Net Properties LLC and its affiliated entities were involved and exemptions from the registration requirements of the Securities Exchange Act of 1934, as amended, for several entities. In addition, the SEC has requested financial information regarding real estate investment trusts and other companies advised by Triple Net Properties LLC.

     In recent filings with the SEC, T REIT, Inc. indicated that the information disclosed in connection with these securities offerings relating to the prior performance of all public and non-public investment programs sponsored by Triple
Net Properties, LLC contained certain errors. T REIT, Inc. reported that these errors included the following: (i) the prior performance tables included in the offering documents were stated to be presented on a GAAP basis but generally were not; (ii) a number of prior performance data figures were themselves erroneous, even as presented on a tax or cash basis; and (iii) with respect to certain programs sponsored by Triple Net Properties, LLC, where Triple Net
Properties, LLC invested either alongside or in other programs sponsored by
Triple Net Properties, LLC, the nature and results of these investments were not fully and accurately disclosed in the tables resulting in an overstatement of
Triple Net Properties, LLC's program and aggregate portfolio operating results.
We cannot assure you that T REIT, Inc. or Triple Net Properties, LLC will be able to adequately address these disclosure issues or that these investigations will not result in fines, penalties or administrative remedies or otherwise have an adverse effect on the performance, operations or financial condition of T
REIT, Inc. or Triple Net Properties, LLC. In addition, we cannot assure you that if litigation were to commence or securityholders were to assert claims related to the foregoing, it would not have a material adverse effect on your investment.

                                       75

     In the case of the mortgage loan (loan number 3) secured by the mortgaged real properties identified on Annex A-1 as the YPI-Transwestern Portfolio
Properties, representing approximately 4.9% of the initial mortgage pool balance and approximately 5.9% of the initial loan group 1 balance, the loan sponsor and the non-recourse carve-out guarantor have each been named in a litigation by a former employee alleging, among other things, breach of contract, wrongful termination, fraud and tax evasion. Although counsel to the borrower concluded that it is unlikely the plaintiff will prevail on the merits, there can be no assurance that the plaintiff will not be successful or that the lawsuit (or the allegations made therein) will not materially and adversely affect the value the
Mortgaged Properties or the borrowers ability to meet its obligations under the
Mortgage Loan.

     In the case of one mortgage loan (loan number 91), representing approximately 0.3% of the initial mortgage pool balance and 0.4% of the initial group 1 balance, the related sponsor is currently a defendant in a civil suit with respect to an open debt. In addition in the case of one mortgage loan (loan number 129), representing approximately 0.2% of the initial mortgage pool balance and 0.2% of the initial group 1 balance, the related guarantor is currently involved in litigation with a business partner with respect to a
$5,000,000 investment in an unrelated transaction.

     From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

POOR PROPERTY MANAGEMENT WILL LOWER THE PERFORMANCE OF THE RELATED MORTGAGED
REAL PROPERTY

     The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for:

     o    responding to changes in the local market;

     o    planning and implementing the rental structure;

     o    operating the property and providing building services;

     o    managing operating expenses; and

     o    assuring that maintenance and capital improvements are carried out in a timely fashion.

     Properties deriving revenues primarily from short-term sources, such as short-term or month-to-month leases or daily room rentals, are generally more management intensive than properties leased to creditworthy tenants under long-term leases. We make no representation or warranty as to the skills of any present or future managers. In many cases, the property manager is the borrower or an affiliate of the borrower and may not manage properties for non-affiliates. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

MORTGAGE LOAN SELLERS MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR
SUBSTITUTION OF A DEFECTIVE MORTGAGE LOAN

     Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by such mortgage loan seller to us. Neither we nor any of our affiliates (except, in certain circumstances, for Merrill Lynch Mortgage
Lending, Inc. in its capacity as a mortgage loan seller) are obligated to repurchase or substitute

                                       76

any mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such mortgage loan seller defaults on its obligation to do so. We cannot assure you that the mortgage loan sellers will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a "qualified mortgage" for a REMIC may cause the issuing entity to fail to qualify as one or more REMICs or cause the issuing entity to incur a tax. See "Description of the Mortgage
Pool--Assignment of the Mortgage Loans", "--Representations and Warranties" and
"--Repurchases and Substitutions" in this offering prospectus and "Description of the Governing Documents--Representations and Warranties with Respect to
Mortgage Assets" in the accompanying base prospectus.

ONE ACTION JURISDICTION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO
FORECLOSE ON THE MORTGAGED REAL PROPERTY

     Some states (including California) have laws that prohibit more than one judicial action to enforce a mortgage obligation, and some courts have construed the term judicial action broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the issuing entity's rights under any of the mortgage loans that include mortgaged real properties where this rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property mortgage loan which is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. As a result, the special servicer may incur delay and expense in foreclosing on mortgaged real properties located in states affected by one action rules. See
"--Risks Related to Geographic Concentration" "--Certain State-Specific
Considerations" in this offering prospectus. See also "Legal Aspects of Mortgage
Loans--Foreclosure--One Action and Security First Rules" in the accompanying base prospectus.

LIMITED INFORMATION CAUSES UNCERTAINTY

     Some of the mortgage loans are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

TAX CONSIDERATIONS RELATED TO FORECLOSURE

     The special servicer, on behalf of the issuing entity, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. Any net income from the operation and management of any such property that is not qualifying "rents from real property", within the meaning of section 856(d) of the Internal Revenue Code of 1986, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the issuing entity to federal (and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently
35%), thereby reducing net proceeds available for distribution to certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present with respect to hotels and other types of property that produce business, rather than rental, income. The pooling and servicing agreement permits the special servicer to cause the issuing entity to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. In addition, if the issuing entity were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, the issuing entity may in certain jurisdictions, particularly in New York or California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the certificateholders. See "Federal Income Tax Consequences" in this offering prospectus and in the accompanying base prospectus.

                                       77

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO PROPERTY MANAGERS, THE BORROWERS
AND THE MORTGAGE LOAN SELLERS

     Property managers and borrowers may experience conflicts of interest in the management and/or ownership of the mortgaged real properties securing the mortgage loans because:

     o    a substantial number of the mortgaged real properties are managed by property managers affiliated with the respective borrowers;

     o    the property managers also may manage and/or franchise additional properties, including properties that may compete with the mortgaged real properties; and

     o    affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including competing properties.

     Further, certain mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of one of the mortgage loan sellers and/or the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers or mortgaged real properties under certain of the mortgage loans. Each of the mortgage loan sellers and its affiliates have made and/or may make loans to, or equity investments in, or otherwise have business relationships with, affiliates of borrowers under the mortgage loans. For example, in the case of certain of the mortgage loans, the holder of related mezzanine debt secured by a principal's interest in the related borrower may be the related mortgage loan seller, which relationship could represent a conflict of interest.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

     All of the mortgage loans require the related borrower to maintain, or cause to be maintained, property insurance (which, in some cases, is provided by allowing a tenant to self-insure). However, the mortgaged real properties that secure the mortgage loans may suffer casualty losses due to risks that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of those mortgaged real properties are located in California, Florida, Texas and Louisiana and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks.

     Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

     After the terrorist attacks of September 11, 2001, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In response to this situation, Congress enacted the Terrorism Risk
Insurance Act of 2002 (TRIA), which was amended and extended by the Terrorism
Risk Insurance Extension Act of 2005 (TRIA Extension Act), signed into law by
President Bush on December 22, 2005. The TRIA Extension Act requires that qualifying insurers offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses. The federal government covers 90% (85% for acts of terrorism occurring in 2007) of the losses from covered certified acts of terrorism on commercial risks in the United States only, in excess of a specified deductible amount calculated as a percentage of an affiliated insurance group's prior year premiums on commercial lines policies covering risks in the United States. This specified deductible amount is 17.5% of such premiums for losses occurring in 2006, and 20% of such premiums for losses occurring in 2007. Further, to trigger coverage under the TRIA Extension Act, the aggregate industry property and casualty insurance losses resulting from an act of terrorism must exceed $5

                                       78

million prior to April 2006, $50 million from April 2006 through December 2006, and $100 million for acts of terrorism occurring in 2007. The TRIA Extension Act now excludes coverage for commercial auto, burglary and theft, surety, professional liability and farm owners' multiperil. The TRIA Extension Act will expire on December 31, 2007. The TRIA Extension Act applies only to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism"
by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude from coverage under their policies losses resulting from terrorist acts not covered by the TRIA Extension
Act. Moreover, the TRIA Extension Act's deductible and co-payment provisions still leave insurers with high potential exposure for terrorism-related claims.
Because nothing in the TRIA Extension Act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high.

     We cannot assure you that all of the mortgaged real properties will be insured against the risks of terrorism and similar acts. As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

     Each master servicer, with respect to each of the mortgage loans that it is servicing under the pooling and servicing agreement (other than the Park La Brea
Apartments trust mortgage loan), including those of such mortgage loans that have become specially serviced mortgage loans, and the special servicer, with respect to mortgaged real properties acquired through foreclosure, which we refer to in this offering prospectus as REO property (other than any REO property with respect to the Park La Brea Apartments trust mortgage loan), will be required to use reasonable efforts, consistent with the servicing standard under the pooling and servicing agreement, to cause each borrower to maintain for the related mortgaged real property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein which are to be obtained from an insurer meeting the requirements of the applicable loan documents. Notwithstanding the foregoing, the master servicers and the special servicer will not be required to maintain, and will not be required to cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance that does not contain any carve-out for terrorist or similar acts, if and only if the special servicer has determined in accordance with the servicing standard under the pooling and servicing agreement (and other consultation with the controlling class representative) that either--

     o    such insurance is not available at commercially reasonable rates, and such hazards are not commonly insured against by prudent owners of properties similar to the mortgaged real property and located in or around the region in which such mortgaged real property is located, or

     o    such insurance is not available at any rate.

     If the related loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The applicable master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

     If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts that was not previously maintained, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property. Further, If the federal insurance back-stop program referred to above is not extended or renewed, premiums for terrorism insurance coverage will likely increase and/or the terms of such insurance may be materially amended to enlarge stated exclusions or to otherwise effectively decrease the scope of coverage available (perhaps to the point where it is effectively not available). In addition, to the extent that any policies contain "sunset clauses" (i.e., clauses that void terrorism coverage if the federal insurance backstop

                                       79

program is not renewed), then such policies may cease to provide terrorism insurance coverage upon the expiration of the federal insurance backstop program.

     Most of the mortgage loans specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold. Further, in certain cases, terrorism insurance coverage may be required solely with respect to "certified acts of terrorism" within the meaning of TRIA. Additionally, in the case of mortgage loans that are secured by mortgaged real properties that are not located in or near major metropolitan areas, the terrorism insurance coverage required may be limited to acts of domestic terrorism (i.e., non-certified acts of terrorism under TRIA).

     In the case of six (6) mortgage loans (loan numbers 47, 51, 54, 73, 86 and
121), representing approximately 2.2% of the initial mortgage pool balance and
2.7% of the initial loan group 1 balance, the requirement that terrorism insurance be maintained has been fully or partially waived.

     In the case of one mortgage loan (loan number 1), representing approximately 8.4% of the initial mortgage pool balance and approximately 49.1%
of the initial loan group 2 balance, the related borrower is not required to maintain terrorism insurance unless required by law.

     In the case of one mortgage loan (loan number 129), representing approximately 0.2% of the initial mortgage pool balance and 0.2% of the initial group 1 balance, the related borrower is not required to maintain terrorism insurance with respect to a portion of the Mortgaged Property, provided that
SuperValu, Inc. is in occupancy of such space.

     In the case of two (2) mortgage loans (loan numbers 36 and 205), representing approximately 0.6% of the initial mortgaged pool balance and approximately 0.8% of the initial loan group 1 balance, the requirement that terrorism insurance be maintained has been waived, because the related borrowers have satisfied certain conditions in the related loan documents permitting self-insurance.

     In addition, with respect to any mortgage loans that are secured by the related borrower's fee or leasehold interest in land and not the improvements, if any, on the related mortgaged real property, the related borrower may not be required to maintain terrorism insurance on the land or for any improvements on the subject mortgaged real property, or, with respect to any mortgage loan that is secured by a mortgaged real property where certain of the improvements are not owned by the related borrower, that borrower may not be required to maintain terrorism insurance for those improvements.

     Additionally, there can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Hazard, Liability and Other
Insurance" in this offering prospectus.

     IN THE EVENT THAT ANY MORTGAGED REAL PROPERTY SECURING A MORTGAGE LOAN
SUSTAINS DAMAGE AS A RESULT OF AN UNINSURED ACT OR IF THE INSURANCE POLICIES
WITH RESPECT TO THAT MORTGAGED REAL PROPERTY DO NOT ADEQUATELY COVER THE DAMAGE
SUSTAINED, SUCH DAMAGED MORTGAGED REAL PROPERTY MAY NOT GENERATE ADEQUATE CASH
FLOW TO PAY, AND/OR PROVIDE ADEQUATE COLLATERAL TO SATISFY, ALL AMOUNTS OWING
UNDER SUCH MORTGAGE LOAN, WHICH COULD RESULT IN A DEFAULT ON THAT MORTGAGE LOAN
AND, POTENTIALLY, LOSSES ON SOME CLASSES OF THE CERTIFICATES.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS (MERS)

     The mortgages or assignments of mortgages for some of the mortgage loans have been or may be recorded in the name of MERS, solely as nominee for the related mortgage loan seller and its successor and assigns. Subsequent assignments of those mortgages are registered electronically through the MERS system. The

                                       80

recording of mortgages in the name of MERS is a new practice in the commercial mortgage lending industry. Public recording officers and others have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans.

               CAPITALIZED TERMS USED IN THIS OFFERING PROSPECTUS

     From time to time we use capitalized terms in this offering prospectus.
Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this offering prospectus.

                           FORWARD-LOOKING STATEMENTS

     This offering prospectus and the accompanying base prospectus includes the words "expects", "intends", "anticipates", "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in consumer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
We discuss some of these risks and uncertainties under "Risk Factors" in this offering prospectus and the accompanying base prospectus. The forward-looking statements made in this offering prospectus are accurate as of the date stated
on the cover of this offering prospectus. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     We intend to include the 284 mortgage loans identified on Annex A-1 to this offering prospectus in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $4,618,440,110. However, the actual initial mortgage pool balance may be as much as 5.0% smaller or larger than such amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below.

     For purposes of making distributions with respect to the class A-1, A-2,
A-SB, A-3 and A-1A certificates, the class A-2FL certificates (through the class
A-2FL REMIC II regular interest), the class A-3FL certificates (through the class A-3FL REMIC II regular interest), the class AM-FL certificates (through the class AM-FL REMIC II regular interest) and the class AJ-FL certificates
(through the class AJ-FL REMIC II regular interest) as described under
"Description of the Offered Certificates", the pool of mortgage loans will be deemed to consist of two loan groups, loan group 1 and loan group 2. Loan group
1 will consist of 236 mortgage loans, representing approximately 82.9% of the initial mortgage pool balance that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 48 mortgage loans, representing approximately 17.1% of the initial mortgage pool balance, that are secured by multifamily and manufactured housing community properties (representing approximately 90.8% of all the mortgage loans secured by multifamily properties and 59.4% of the mortgage loans secured by manufactured housing community properties). Annex A-1 to this offering prospectus indicates the loan group designation for each mortgage loan.

     The initial mortgage pool balance will equal the total cut-off date principal balance of the mortgage loans included in the trust. The initial loan group 1 balance and the initial loan group 2 balance will equal the cut-off date principal balance of the mortgage loans in loan group 1 and loan group 2, respectively. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date,

                                       81

whether or not those payments were received. The cut-off date principal balance of each mortgage loan is shown on Annex A-1 to this offering prospectus. The cut-off date principal balances of all the mortgage loans in the trust range from $759,360 to $387,500,000 and the average of those cut-off date principal balances is $16,262,113; the cut-off date principal balances of the mortgage loans in loan group 1 range from $759,360 to $225,000,000, and the average of those cut-off date principal balances is $16,222,911; and the cut-off date principal balances of the mortgage loans in loan group 2 range from $914,000 to
$387,500,000, and the average of those cut-off date principal balances is
$16,454,858.

     When we refer to mortgage loans in this offering prospectus, we are referring to the mortgage loans that we intend to include in the trust and do not, unless the context otherwise indicates, include the B-Note Non-Trust Loans, which will not be included in the trust.

     Each of the mortgage loans is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily and manufactured housing community mortgaged real properties. That mortgage lien will be a first priority lien, subject only to Permitted
Encumbrances.

     You should consider each of the mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans will be insured or guaranteed by any governmental entity or by any other person.

     We provide in this offering prospectus a variety of information regarding the mortgage loans. When reviewing this information, please note that--

     o    all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

     o    all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

     o    all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances; the initial mortgage pool balance will equal the total cut-off date principal balance of the entire mortgage pool, and the initial loan group 1 balance and the initial loan group 2 balance will each equal the total cut-off date principal balance of the mortgage loans in the subject loan group; we show the cut-off date principal balance for each of the mortgage loans on Annex A-1 to this offering prospectus;

     o    when information with respect to the mortgage loans is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the subject mortgage loans;

     o    if any mortgage loan is secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among the individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the related mortgaged real properties, including the

                                       82

          subject individual property, securing that mortgage loan and (iii) an allocated loan balance specified in the related loan documents;

     o    when information with respect to mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans in the case of those mortgaged real properties that constitute the sole properties securing the related mortgage loans and/or upon allocated portions of the cut-off date principal balances of the related mortgage loans in the case of those mortgaged real properties that do not constitute the sole properties securing the related mortgage loans;

     o    unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property of the Park La Brea
          Apartments Trust Mortgage Loan, in which case, the Park La Brea
          Apartments Pari Passu Non-Trust Loan is taken into account), statistical information presented in this offering prospectus with respect to any mortgage loan that is part of a Loan Combination excludes the related Non-Trust Loan;

     o    statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as
          5% larger or smaller than indicated;

     o    the sum of numbers presented in any column within a table may not equal the indicated total due to rounding; and

     o    when a mortgage loan is identified by loan number, we are referring to the loan number indicated for that mortgage loan on Annex A-1 to this offering prospectus.

SOURCE OF THE MORTGAGE LOANS

     The mortgage loans that will constitute the primary assets of the issuing entity will be acquired on the date of initial issuance of the certificates by us from the mortgage loan sellers, who acquired or originated the mortgage loans.

     Merrill Lynch Mortgage Lending, Inc. originated or acquired 105 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 51.9% of the initial mortgage pool balance (comprised of 97 mortgage loans in loan group 1, representing approximately 60.3% of the initial loan group 1 balance and eight (8) mortgage loans in loan group 2, representing approximately 11.1% of the initial loan group 2 balance).

     Countrywide Commercial Real Estate Finance, Inc. originated or acquired 147 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 30.2% of the initial mortgage pool balance (comprised of 119 mortgage loans in loan group 1, representing approximately 31.6% of the initial loan group 1 balance and 28 mortgage loans in loan group 2, representing approximately 23.7% of the initial loan group 2 balance).

     IXIS Real Estate Capital Inc. originated or acquired two (2) of the mortgage loans to be included in the assets of the issuing entity, representing approximately 11.1% of the initial mortgage pool balance (comprised of one (1)
mortgage loan in loan group 1, representing approximately 3.3% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately 49.1% of the initial loan group 2 balance).

     PNC Bank, National Association originated or acquired 30 of the mortgage loans to be included in the assets of the issuing entity, representing approximately 6.8% of the initial mortgage pool balance (comprised of

                                       83

19 mortgage loans in loan group 1, representing approximately 4.8% of the initial loan group 1 balance and 11 mortgage loans in loan group 2, representing approximately 16.2% of the initial loan group 2 balance).

CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE
LOANS AND MORTGAGE LOANS WITH AFFILIATED BORROWERS

     The mortgage pool will include 21 mortgage loans, representing approximately 17.2% of the initial mortgage pool balance (17 mortgage loans in loan group 1, representing approximately 19.8% of the initial loan group 1 balance, and four (4) mortgage loans in loan group 2, representing approximately
4.7% of the initial loan group 2 balance) that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. These mortgage loans are identified in the tables contained in Annex A-1. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

     Nine (9) of the mortgage loans (loan numbers 3, 7, 8, 50, 72, 103, 114, 132 and 174) referred to in the prior paragraph entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization and cross-default provisions, subject, in each case, to the fulfillment of one or more of the following conditions--

     o    the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 110% to 125% (but could be as low as 100% in certain cases), of the portion of the total loan amount allocated to the property or properties to be released;

     o    the satisfaction of certain criteria set forth in the related loan documents;

     o    the satisfaction of certain leasing goals or other performance tests;

     o    the satisfaction of debt service coverage and/or loan-to-value tests for the property or properties that will remain as collateral; and/or

     o    receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

     In addition, cross-collateralization arrangements may be terminable in connection with a sale of the mortgaged real property securing one or more of the mortgage loans in a group of cross-collateralized mortgage loans and the assumption of the related mortgaged real property by a third party purchaser.

     For additional information relating to mortgaged real properties that secure an individual multi-property mortgage loan or a group of cross-collateralized mortgage loans, see Annex A-1 to this offering prospectus.

     The table below shows each group of mortgaged real properties that:

     o    are owned by the same or affiliated borrowers; and

     o    secure in total two or more mortgage loans that are not
          cross-collateralized and that represent in the aggregate at least 1.0%
          of the initial mortgage pool balance.

                                       84

                                                   NUMBER OF STATES         AGGREGATE       % OF INITIAL
                                                 WHERE THE PROPERTIES      CUT-OFF DATE       MORTGAGE
GROUP                PROPERTY NAMES                 ARE LOCATED(1)      PRINCIPAL BALANCE   POOL BALANCE
-----   --------------------------------------   --------------------   -----------------   ------------

  1     Anaheim Plaza                                                      $ 61,750,000          1.3%
  1     Sahara Pavilion North                                                56,250,000          1.2
  1     Pavillions Place                                                     45,600,000          1.0
  1     Olympia Place                                                        44,200,000          1.0
  1     Larwin Square                                                        33,200,000          0.7
  1     Pine Creek Shopping Center                                           31,100,000          0.7
  1     Frontier Village                                                     30,900,000          0.7
  1     Country Fair Shopping Center                                         28,550,000          0.6
  1     Rheem Valley Shopping Center                                         25,750,000          0.6
  1     Brookhurst Center                                                    25,500,000          0.6
  1     Lakewood Village                                                     23,290,000          0.5
  1     San Dimas Marketplace                                                22,500,000          0.5
  1     Marina Village                                                       21,600,000          0.5
  1     Plaza 580 Shopping Center                                            21,040,000          0.5
  1     Brookvale Center                                                     19,300,000          0.4
  1     Square One Shopping Center                                           18,640,000          0.4
  1     Gateway Shopping Center                                              18,500,000          0.4
  1     La Verne Town Center                                                 18,200,000          0.4
  1     Fashion Faire Place                                                  17,150,000          0.4
  1     Caughlin Ranch Shopping Center                                       16,800,000          0.4
  1     Cable Park Center                                                    16,700,000          0.4
  1     Olympia West Center                                                  14,000,000          0.3
  1     Lakewood Shopping Center                                             13,800,000          0.3
  1     Sycamore Plaza                                                       11,825,000          0.3
  1     Northridge Plaza                                                      8,700,000          0.2
  1     East Burnside Plaza                                                   6,295,000          0.1
                                                                           ------------         ----
                                                           5               $651,140,000         14.1%
                                                                           ============         ====
  1     First Colony Mall                                                  $194,612,784          4.2%
  1     Pinnacle Hills Promenade                                            140,000,000          3.0
  1     Northgate Mall                                                       46,364,964          1.0
                                                                           ------------         ----
                                                           3               $380,977,747          8.2%
                                                                           ============         ====
  1     Carmax - Duarte                                                    $ 21,375,000          0.5%
  1     Carmax - Florida                                                     20,900,000          0.5
  1     Carmax - Dulles                                                      19,700,000          0.4
  1     Carmax - White Marsh, MD                                             16,325,000          0.4
  1     Carmax - Laurel, MD                                                  10,200,000          0.2
                                                                           ------------         ----
                                                           4               $ 88,500,000          1.9%
                                                                           ============         ====
  1     Doubletree Guest Suites Washington, DC                             $ 25,600,000          0.6%
  1     Residence Inn Tysons Corner Mall                                     25,200,000          0.5
  1     Homewood Suites San Antonio Riverwalk                                24,200,000          0.5
                                                                           ------------         ----
                                                           3               $ 75,000,000          1.6%
                                                                           ============         ====
  1     Martin's Plaza - Dunkirk                                           $ 14,981,286          0.3%
  1     Courtyard by Marriott - Danbury                                      14,347,478          0.3
  1     Courtyard by Marriott - Lincoln                                      12,530,004          0.3
  1     Hampton Inn - Ellenton, FL                                            9,681,234          0.2

                                       85

                                                   NUMBER OF STATES         AGGREGATE       % OF INITIAL
                                                 WHERE THE PROPERTIES      CUT-OFF DATE       MORTGAGE
GROUP                PROPERTY NAMES                 ARE LOCATED(1)      PRINCIPAL BALANCE   POOL BALANCE
-----   --------------------------------------   --------------------   -----------------   ------------

  1     Martin's Plaza - Derby                                             $  9,488,148          0.2%
  1     Hampton Inn - Windsor                                                 8,766,519          0.2
                                                                           ------------         ----
                                                           4               $ 69,794,669          1.5%
                                                                           ============         ====
  1     The Parkdales                                                      $ 50,250,000          1.1%
  1     Pentagon Park                                                        18,500,000          0.4
                                                                           ------------         ----
                                                           1               $ 68,750,000          1.5%
                                                                           ============         ====
  1     Eastgate Plaza                                                     $ 21,000,000          0.5%
  1     Maple Crossing                                                       10,933,000          0.2
  1     Berkshire Plaza                                                       8,480,000          0.2
  1     Alafaya Trail                                                         5,366,000          0.1
  1     K-Mart Store - Oceanside                                              3,613,000          0.1
  1     Latta Road Plaza                                                      2,520,000          0.1
                                                                           ------------         ----
                                                           3               $ 51,912,000          1.1%
                                                                           ============         ====

----------
(1)  Total represents number of states where properties within the subject group are located.

TERMS AND CONDITIONS OF THE MORTGAGE LOANS

     Due Dates. One hundred thirty-four (134) of the mortgage loans, representing approximately 55.6% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the first day of each month. One hundred forty-eight (148) of the mortgage loans, representing approximately
33.3% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the 8th day of each month. One mortgage loan, representing approximately 2.7% of the initial mortgage pool balance, provides for monthly debt service payments to be due on the fifth day of each month. One mortgage loan, representing approximately 8.4% of the initial mortgage pool balance, provides for monthly debt service payments to be due on the ninth day of each month. Except as described below in the following paragraph, no mortgage loan has a grace period that extends payments beyond the 10th day of any calendar month.

     One hundred forty-eight (148) mortgage loans, representing approximately
33.3% of the initial mortgage pool balance (120 mortgage loans in loan group 1, representing approximately 35.2% of the initial loan group 1 balance and 28 mortgage loans in loan group 2, representing approximately 23.7% of the initial loan group 2 balance), each have a grace period that extends payments beyond the
8th day of any calendar month. However, although each of those mortgage loans has a due date on the 8th day of each month and either a 5-day grace period (in four (4) cases) or a 10-day grace period (in four (4) cases), default interest is due and payable if payment is not made by the related borrower on the 8th of the month. In addition, there is no grace period with respect to the balloon payment due on the mortgage loans' stated maturity dates.

     Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity.

     The mortgage interest rate for each of the mortgage loans is shown on Annex
A-1 to this offering prospectus. The mortgage interest rates of the mortgage loans range from 4.6500% per annum to 6.8600% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.8780% per annum. The mortgage interest rates of the mortgage loans in loan group 1 range from 5.2430% to 6.8600% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.8469% per annum. The

                                       86

mortgage interest rates of the mortgage loans in loan group 2 range from 4.6500%
to 6.8000% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 6.0287% per annum.

     None of the mortgage loans provides for negative amortization or for the deferral of interest. All the mortgage loans accrue interest on an Actual/360
Basis.

     Partial Interest-Only Balloon Loans. One hundred twenty-one (121) of the mortgage loans, representing approximately 33.1% of the initial mortgage pool balance (98 mortgage loans in loan group 1, representing approximately 33.9% of the initial loan group 1 balance, and 23 mortgage loans in loan group 2, representing approximately 29.4% of the initial loan group 2 balance), provide for the payment of interest only to be due on each due date until the expiration of a designated interest-only period, and the amortization of principal commencing on the due date following the expiration of such interest-only period on the basis of an amortization schedule that is significantly longer than the remaining term to stated maturity, with a substantial payment of principal to be due on the maturity date. In the case of one (1) mortgage loan (loan number 25), there is an initial amortization period before the interest-only period commences.

     Interest-Only Balloon Loans. Forty-six (46) of the mortgage loans, representing approximately 45.8% of the initial mortgage pool balance (42 mortgage loans in loan group 1, representing approximately 43.4% of the initial loan group 1 balance, and four (4) mortgage loans in loan group 2, representing approximately 57.2% of the initial loan group 2 balance) require the payment of interest only until the related maturity date and provide for the repayment of the entire principal balance on the related maturity date.

     Amortizing Balloon Loans. One hundred fifteen (115) of the mortgage loans, representing approximately 20.9% of the initial mortgage pool balance (94 mortgage loans in loan group 1, representing approximately 22.4% of the initial loan group 1 balance, and 21 mortgage loans in loan group 2, representing approximately 13.4% of the initial loan group 2 balance), are characterized by--

     o    no interest only period;

     o    an amortization schedule that is significantly longer than the actual term of the subject mortgage loan; and

     o    a substantial payment being due with respect to the subject mortgage loan on its stated maturity date.

     These 115 mortgage loans do not include any of the subject mortgage loans described under "--Partial Interest-Only Balloon Loans" and "Interest-Only
Balloon Loans" above.

     Fully Amortizing Loans. Two (2) of the mortgage loans, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.3%
of the initial loan group 1 balance--

     o    constant monthly debt service payments throughout the term of the mortgage loan; and

     o    an amortization schedule that is approximately equal to the actual term of the mortgage loan.

     These fully amortizing loans have neither--

     o    an anticipated repayment date; nor

     o    the associated repayment incentives.

     Recasting of Amortization Schedules. Some of the mortgage loans will, in each case, provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon

                                       87

application of specified amounts of condemnation proceeds or insurance proceeds to pay the related unpaid principal balance.

     Voluntary Prepayment Provisions. In general (except as described below under "--Prepayment Lock-out Periods" below), at origination, the mortgage loans provided for a prepayment lock-out period, during which voluntary principal prepayments were prohibited, followed by:

     o    a prepayment consideration period during which voluntary prepayments must be accompanied by prepayment consideration, followed by an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration; or

     o    an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration.

     All of the mortgage loans permit voluntary prepayment without payment of a yield maintenance charge or prepayment premium at any time during the final one to 37 payment periods prior to the stated maturity date.

     The prepayment terms of each of the mortgage loans are more particularly described in Annex A-1 to this offering prospectus.

     As described below under "--Defeasance Loans", most of the mortgage loans will permit the related borrower to obtain a full or partial release of the corresponding mortgaged real property from the related mortgage lien by delivering U.S. government securities as substitute collateral. Except as indicated in the following sentence, none of these mortgage loans permits defeasance prior to the second anniversary of the date of initial issuance of the certificates. In the case of the Park La Brea Apartments loan combination, a
REMIC election was made with respect to the Park La Brea Apartments trust mortgage loan on the closing date of the series 2006-LDP8 securitization (which occurred on September 28, 2006), and defeasance is permitted following the second anniversary of that closing date.

     Prepayment Lock-out Periods. Except as described below in the second following sentence, in the case of two (2) of the mortgage loans, representing approximately 5.0% of the initial mortgage pool balance, the related loan documents provide for prepayment lock-out periods as of the cut-off date and, in most cases (see "--Defeasance Loans" below), a period during which they may be defeased but not prepaid. The weighted average remaining prepayment lock-out period and defeasance period of the mortgage loans as of the cut-off date is approximately 93 months (approximately 101 months for the mortgage loans in loan group 1 and approximately 59 months for the mortgage loans in loan group 2).
With respect to two mortgage loans (loan numbers 72 and 146), although in most cases the respective borrowers' only option for release of the lien is through defeasance, the following exceptions apply: (i) the borrower under loan number
72 is permitted to obtain a partial release of 2 of the mortgaged properties securing this loan prior to the defeasance lockout date by prepaying the allocated portion with prepayment consideration; and (ii) in the event the sole tenant at the property exercises its purchase option prior to the expiration of the defeasance lockout period, the borrower will be required to prepay the loan with prepayment consideration. For purposes of the Modeling Assumptions used with respect to the certificates, these mortgage loans are considered to be mortgage loans providing for defeasance.

     Notwithstanding otherwise applicable lock-out periods, partial prepayments of some of the mortgage loans will be required under the circumstances described under "Risk Factors--Risks Related to the Mortgage Loans--Options and Other
Purchase Rights May Affect Value or Hinder Recovery with Respect to the
Mortgaged Real Properties", "--Terms and Conditions of the Mortgage Loans--Other
Prepayment Provisions" and "--Mortgage Loans Which May Require Principal
Paydowns" below.

     Prepayment Consideration. Thirty (30) of the mortgage loans, representing approximately 18.4% of the initial mortgage pool balance (18 mortgage loans in loan group 1, representing approximately 9.3% of the initial loan group 1 balance, and 12 mortgage loans in loan group 2, representing approximately 63.0%
of the initial loan

                                       88

group 2 balance), provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term and, in all but one (1) case (loan number 2), following an initial prepayment lock-out period.

     In the case of two (2) of the 30 mortgage loans referred to above (loan numbers 1 and 146), the related borrower may either prepay the mortgage loan with prepayment consideration (i.e. a yield maintenance amount or a prepayment premium, as provided in the related loan documents) or defease the mortgage loan following the initial lockout period (except that for the first month following the initial lock-out period, in the case of the Park La Brea Apartments loan combination, during which 1-month period prepayment with prepayment consideration is only permitted).

     In the case of four (4) of the 30 mortgage loans (loan numbers 96, 128, 236 and 268), the related loan documents provide for an initial lock out period followed by a period during which the subject mortgage may be prepaid with prepayment consideration, provided that in the event the cost to fully defease the mortgage loan would be less than the prepayment consideration fees, the related borrower will be required to defease the mortgage loan to obtain a release of the related mortgaged real property.

     In the case of nine (9) of the 30 mortgage loans, with respect to mortgage loan number 72, the loan provides for defeasance; however, in connection with the partial release of properties 72.01 and/or 72.06, the borrower may obtain a release of such properties prior to the defeasance lockout date by prepaying a portion of the loan ($4,115,000 with respect to the release of property 72.01, and $1,160,000 with respect to property 72.06) on or prior to the October 2009 payment date, in each case with a prepayment penalty consisting of the greater of yield maintenance or 1%.

     Prepayment premiums and yield maintenance charges received on the mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the certificateholders (or, if allocable to the class
A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest while the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, to the applicable swap counterparty), in the amounts and in accordance with the priorities described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this offering prospectus. However, limitations may exist under applicable state law on the enforceability of the provisions of the mortgage loans that require payment of prepayment premiums or yield maintenance charges.
In addition, in the event of a liquidation of a defaulted mortgage loan, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. Neither we nor the underwriters make, and none of the mortgage loan sellers has made, any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans or with respect to the enforceability of any provision in a mortgage loan that requires the payment of a prepayment premium or yield maintenance charge. See "Risk Factors--Yield Maintenance
Charges or Defeasance Provisions May Not Fully Protect Against Prepayment Risk"
in this offering prospectus, "Risk Factors--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged As Being
Unenforceable--Prepayment Premiums, Fees and Charges" and "Legal Aspects of
Mortgage Loans--Default Interest and Limitations on Prepayments" in the
accompanying base prospectus.

     Other Prepayment Provisions. Generally, the mortgage loans provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration.

                                       89

     Investors should not expect any prepayment consideration to be paid in connection with any mandatory partial prepayment described in the prior paragraph.

     Additionally, the exercise of a purchase option by a tenant with respect to all or a portion of a mortgaged real property may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited.

     Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph, these clauses either--

     o    permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage; or

     o    prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the Amount and Timing of Payments on Your Offered Certificates;
and the Rate and Timing of Those Delinquencies and Defaults, and the Severity of
Those Losses, are Highly Unpredictable", "--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Due-on-Sale and Debt Acceleration Clauses" and "Legal Aspects of
Mortgage Loans--Due on Sale and Due-on-Encumbrance Provisions" in the
accompanying base prospectus.

     Many of the mortgage loans permit one or more of the following types of transfers:

     o    transfers of the corresponding mortgaged real property if specified conditions are satisfied, which conditions normally include one or both of the following--

          1.   confirmation by each applicable rating agency that the transfer will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the certificates; or

          2.   the reasonable acceptability of the transferee to the lender;

     o    a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the borrower or the sponsor;

     o    transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

     o    transfers of ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

     o    a transfer of non-controlling ownership interests in the related borrower;

     o    a transfer of a controlling ownership interest in the related borrower subject to receipt of written confirmation from the rating agencies that the proposed transfer would not result in a

                                       90

          qualification, downgrade or withdrawal of any of the then current ratings of the offered certificates;

     o    involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

     o    issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

     o    a transfer of ownership interests for estate planning purposes;

     o    changes in ownership between existing partners and members of the related borrower;

     o    a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower;

     o    transfers of shares in a publicly held corporation or in connection with the initial public offering of a private company; or

     o    other transfers similar in nature to the foregoing.

     Mortgage Loans Which May Require Principal Paydowns. Certain of the
mortgage loans are secured by letters of credit or cash reserves that in each such case:

     o    will be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; and

     o    if not so released, will (or, in some cases, at the discretion of the lender, may) prior to loan maturity (or earlier loan default or loan acceleration), be drawn on and/or applied to prepay the subject mortgage loan if such performance related conditions are not satisfied within specified time periods.

     See also "--Other Prepayment Provisions" above.

     In the case of one (1) mortgage loan (loan number 144), which represents approximately 0.18% of the initial mortgage pool balance and 0.21% of the initial loan group 1 balance, the related borrower will be required to pay down the mortgage loan in the amount of $1,800,000, together with a prepayment premium, if the franchise agreement relating to the related mortgaged real property is not extended by a specified time.

     Defeasance Loans. Two hundred sixty-one (261) mortgage loans, representing approximately 90.8% of the initial mortgage pool balance (220 mortgage loans in loan group 1, representing approximately 91.0% of the initial loan group 1 balance and 41 mortgage loans in loan group 2, representing approximately 89.73%
of the initial loan group 2 balance), permit the borrower to defease the related mortgage loan, in whole or in part, by delivering U.S. government securities or other non-callable government securities within the meaning of Section 2(a)(16)
of the Investment Company Act of 1940 (or in some cases, other non-callable instruments meeting certain requirements (including that delivering such instruments as substitute collateral would not result in adverse tax or ratings consequences to the issuing entity or the certificates) specified in the related mortgage loan documents) and that satisfy applicable U.S. Treasury regulations regarding defeasance, as substitute collateral during a period in which voluntary prepayments are generally prohibited. See "--Prepayment Lock-out
Periods" in this offering prospectus for a description of those periods during which voluntary prepayments are prohibited.

                                       91

     Each of these mortgage loans permits the related borrower, during the applicable specified periods and subject to the applicable specified conditions, to pledge to the holder of the mortgage loan the requisite amount of government securities and obtain a full or partial release of the mortgaged real property.
In general, the government securities that are to be delivered in connection with the defeasance of any mortgage loan, must provide for a series of payments that--

     o    will be made prior, but as closely as possible, to all successive due dates through and including the first date that prepayment is permitted without the payment of any prepayment premium or yield maintenance charge, the maturity date; and

     o    will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment scheduled to be due on that date, together with, in the case of the last due date, any remaining defeased principal balance, with any excess to be returned to the related borrower.

     If less than all of the real property securing any particular mortgage loan or group of cross-collateralized mortgage loans is to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on any one or more of: (i) the allocated loan amount for the property (or portion thereof) to be released and the portion of the monthly debt service payments attributable to the property (or portion thereof) to be released, (ii)
an estimated or otherwise determined sales price of the property (or portion thereof) to be released or (iii) the achievement or maintenance of a specified debt service coverage ratio with respect to the real property that is not being released. Fourteen (14) mortgage loans, representing approximately 21.9% of the initial mortgage pool balance (12 mortgage loans in loan group 1, representing approximately 16.0% of the initial loan group 1 balance, and two (2) mortgage loans in loan group 2, representing approximately 50.7% of the initial loan group 2 balance), permit the partial release of collateral in connection with partial defeasance.

     In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the defeasance collateral, together with an opinion of counsel confirming the first priority status of the security interest.

     Except as set forth below, none of the mortgage loans may be defeased prior to the second anniversary of the date of initial issuance of the certificates.
In the case of the Park La Brea Apartments Loan Combination, a REMIC election was made with respect to the Park La Brea Apartments Trust Mortgage Loan on the
closing date of the J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8 securitization (which occurred on September 28, 2006), and defeasance is permitted following the second anniversary of that closing date.

     See "Risk Factors--Risks Related to the Offered Certificates--Yield
Maintenance Charges or Defeasance Provisions May Not Fully Protect Against
Prepayment Risk" in this offering prospectus.

COLLATERAL SUBSTITUTION AND PARTIAL RELEASES OTHER THAN IN CONNECTION WITH
DEFEASANCE.

     Property Substitutions. In the case of six (6) mortgage loans (loan numbers
47, 51, 54, 73, 86 and 121), representing approximately 2.2% of the initial mortgage pool balance and approximately 2.7% of the initial loan group 1 balance, the related mortgage loans are secured by one or more properties subject to a lease granting the respective tenant the right to purchase the applicable property. If a tenant elects to purchase a mortgage property, the related loan documents permit the release of the applicable property from the lien of the related security instrument and the substitution of the released property with one or more commercial properties of like kind and quality subject to the satisfaction of certain conditions, specifically:

     o    lender receives at least thirty days' notice requesting the proposed substitution and identifying the release property and the replacement property;

     o    no event of default has occurred and is continuing on the date of substitution;

                                       92

     o    the applicable tenant has exercised its right to purchase the release property and to substitute such property with another property pursuant to the terms and conditions of the applicable lease;

     o    the purchase price of the replacement property must be equal to or less than the sales price of the release property;

     o    the related borrower pays a $50,000 substitution fee to lender;

     o    satisfaction of certain LTV and DSCR tests;

     o    receipt of rating agency confirmation;

     o    delivery to the lender of an officer's certificate stating that the related borrower's representations and warranties with respect to the release parcel are true and correct with respect to the replacement parcel;

     o    satisfaction of lender's due diligence conditions with respect to the replacement parcel;

     o    receipt of lender's consent to the substitution, which consent will not be unreasonably withheld; and

     o    payment of the lender's reasonable out-of-pocket costs and expenses incurred as a result of the substitution.

     In the case of one (1) mortgage loan (loan number 8) the mortgaged real property identified on Annex A-1 to this offering prospectus as the Konover
Hotel Portfolio representing approximately 1.5% of the initial mortgage pool balance and approximately 1.7% of the initial loan group 1 balance, the related loan documents permit the release of up to five (5) mortgaged properties from the lien of the related security instrument and the substitution of the released properties with commercial properties of like kind and quality subject to the satisfaction of certain conditions for each substitution, specifically:

     o    lender receives at least thirty days' notice requesting the proposed substitution and identifying the release property and the replacement property;

     o    no event of default has occurred and is continuing on the date of substitution;

     o    the purchase price of the replacement property must be equal to or less than the sales price of the release property;

     o    the related borrower pays a $25,000 substitution fee to lender per substitution; provided, however, the related borrower pays a $40,000 substitution fee to lender per substitution if more than one substitution request is made during any twelve month period;

     o    satisfaction of certain LTV and DSCR tests;

     o    receipt of rating agency confirmation;

     o    satisfaction of lender's due diligence conditions with respect to the replacement parcel;

     o    lender shall consent to the substitution, which consent will not be unreasonably withheld; and

     o    payment of the lender's reasonable out-of-pocket costs and expenses incurred as a result of each substitution.

                                       93

     In the case of three (3) mortgage loans (loan numbers 4, 5 and 13), the mortgaged real properties identified on Annex A-1 to this offering prospectus as
First Colony Mall, Northgate Mall and Pinnacle Hills Promenade representing approximately 8.2% of the initial mortgage pool balance and approximately 10.0%
of the initial loan group 1 balance, the related borrowers are entitled from time to time to substitute a portion of the related mortgage property with another parcel of real property subject to the satisfaction of certain conditions, specifically:

     o    no event of default under the related mortgage loan shall have occurred and be continuing at the time of substitution;

     o    the exchange parcel is vacant, non-income-producing and unimproved or only improved by landscaping, utility facilities that are readily relocatable or surface parking areas;

     o    the replacement parcel is reasonably equivalent in use, value and condition to the exchange parcel; and

     o    the related loan documents are amended to spread the lien of lender's mortgage to the replacement parcel.

     Property Releases. In the case of one mortgage loan (loan number 1), representing approximately 8.4% of the initial mortgage pool balance and approximately 49.1% of the initial loan group 2 balance, the related mortgagor is permitted to obtain a release of the portion of the mortgaged property known as "East of Hauser" (the "East Hauser Property") securing the mortgage loan without effecting a partial defeasance of the mortgage loan or making a prepayment of principal provided that, among other things, after giving effect to such release, (i) the underwritten debt service coverage ratio shall not be less than 1.85x and (ii) the loan to value ratio shall not be more than fifty percent (50%); provided, however, if either of the foregoing financial conditions is not satisfied, the mortgagor may effect a partial defeasance of the mortgage loan or make a prepayment of principal in order to satisfy such financial conditions.

     In addition, the mortgage loan documents permit the mortgagor to obtain a release of the East Hauser Property or a release of the portion of the mortgaged property known as "West of Hauser" in connection with (i) a sale of either property to a special purpose entity meeting certain criteria set forth in the mortgage loan documents or a conveyance of either property to an affiliate of the mortgagor (in either case, the "Severed Property Borrower") and (ii) the assumption by the Severed Property Borrower of a portion of the loan allocated to such released property pursuant to the terms of the mortgage loan documents and such loan documents as shall be required to reflect the terms of the severed loan; provided that, among other things, (A) after giving effect to the severance of the mortgage loan, (a) the underwritten debt service coverage ratio of each loan shall not be less than 1.85x and (b) the loan to value ratio of each loan shall not be more than 50%; provided, however, that if either of the foregoing financial conditions is not satisfied, the mortgagor may effect a partial defeasance of the mortgage loan or make a prepayment of principal in order to satisfy such financial conditions and (B) after giving effect to the severance of the mortgage loan, the aggregate outstanding principal balance of the loans is not less than 17% of the outstanding principal balance of the mortgage loan immediately prior to the severance of the mortgage loan.

     In the case of the Park La Brea Apartments mortgage loan, the related mortgage loan documents also allow the mortgagor to obtain a release of the East
Hauser Property by make a partial prepayment of the mortgage loan in an amount equal to $162,000,000; provided that, among other things, after giving effect to such release, the underwritten debt service coverage ratio shall not be less than the greater of (a) the underwritten debt service coverage ratio on the closing date of the mortgage loan and (b) the underwritten debt service coverage ratio immediately preceding such release.

     In the case of one (1) mortgage loan (loan number 6), representing approximately 2.7% of the initial mortgage pool balance and 3.3% of the initial group 1 balance, the related borrower may obtain the release of a mortgaged real property known as "Paragon Gymnastics" parcel from the lien of the mortgage (and the other loan

                                       94

documents, as applicable); provided that, among other things, after giving effect to such release, (a) the underwritten debt service coverage ratio shall not be less than 1.28x and (b) the loan to value ratio shall not be more than
80%.

     In the case of one (1) loan (loan number 3), the related loan documents permit the partial assumption of individual YPI-Transwestern Portfolio Loan and the release of such individual property from cross-collateralization, subject to a variety of conditions, including maximum leverage requirements, underwriting tests, tenant-specific extension requirements and payment of a transfer fee.
Additional TI/LC reserves may be required to the extent that there are rollover concentrations.

     In the case of one (1) mortgage loan (loan number 14), representing approximately 1.0% of the initial mortgage pool balance and 1.2% of the initial group 1 balance, the related borrower is in the process of creating a new tax parcel for a portion of the mortgaged property improved by a movie theater. The borrower will be permitted to release the movie theater space upon the creation of a new tax parcel. The related mortgage loan seller did not underwrite the income attributable to such movie theater space.

     In the case of one (1) mortgage loan (loan number 72), representing approximately 0.4% of the initial mortgage pool balance and 0.4% of the initial group 1 balance, the related loan documents provide for defeasance; however, in connection with the partial release of 2 specified properties of the 8 properties securing the mortgage loan, the borrower may obtain a release of such properties prior to the defeasance lockout date by prepaying a portion of the loan ($4,115,000 with respect to one release of property and $1,160,000 with respect to the other release property) on or prior to the October 2009 payment date, in each case with a prepayment penalty consisting of the greater of yield maintenance or 1%.

     In the case of one (1) mortgage loan (loan number 146), representing approximately 0.2% of the initial mortgage pool balance and 0.2% of the initial group 1 balance, the sole tenant has the right to purchase the mortgaged property from the borrower under certain circumstances.

     If the purchase option is exercised (a) prior to the expiration of the defeasance lockout period, the borrower is required to prepay the mortgage loan with yield maintenance, (b) after the expiration of the defeasance lockout period, the borrower is required to defease the mortgage loan. In addition, following a condemnation, the sole tenant will be required to (and if less than
15% of the property is condemned, may) make an irrevocable offer to purchase the mortgaged property, subject to certain conditions. In accordance with the loan documents, the lender will have the right to accept or reject such offer. If the lender accepts the purchase offer, then the lender would be required to release the mortgaged property from the lien of the mortgage and the borrower would not be responsible for any shortfall between the amount of the purchase offer and the amount required to prepay the mortgage loan with yield maintenance or costs of defeasance.

     In the case of one (1) mortgage loan (loan number 21), the mortgaged real property identified on Annex A-1 to this offering prospectus as University
Square representing approximately 0.8% of the initial mortgage pool balance and approximately 1.0% of the initial loan group 1 balance, the related borrower has deposited funds into an occupancy reserve or provided an approved letter of credit to lender in lieu thereof as additional security for the mortgage loan.
If certain conditions under the related loan documents are not satisfied, lender may apply the reserve funds or draw on the letter of credit to pay down a portion of the mortgage loan. If such prepayment occurs, the related borrower may obtain a release of a pre-determined parcel from the lien of the related security instrument provided that certain conditions in the related loan documents are satisfied, including, but not limited to (i) no event of default has occurred and is continuing under the mortgage loan, (ii) receipt of rating agency confirmation, (iii) satisfaction of a debt service coverage ratio test and (iv) delivery of an opinion from counsel reasonably satisfactory to lender stating that, among other things, the release will not affect any REMIC status.

     In the case of three (3) mortgage loans (loan numbers 4, 5, 13), representing approximately 8.2% of the initial mortgage pool balance and approximately 10.0% of the initial loan group 1 balance, the related borrowers are entitled from time to time to acquire one or more additional parcels of real property, which parcels may be

                                       95

improved and income-producing, provided that certain conditions are satisfied, including, but not limited to: (i) no event of default has occurred and is continuing under the related mortgage loan on the acquisition date; (ii) the related loan documents are amended to spread the lien of lender's mortgage to the acquired parcels; and (iii) payment of lender's reasonable out-of-pocket expenses incurred with respect to any such acquisitions. The related borrowers are permitted from time to time to release any such acquired parcels from lender's lien, provided that certain conditions in the related loan documents are satisfied, including, but not limited to (i) no event of default has occurred and is continuing under the mortgage loan, (ii) receipt of rating agency confirmation and (iii) delivery of an opinion from counsel reasonably satisfactory to lender stating that, among other things, the release will not affect any REMIC status.

     In the case of one (1) mortgage loan (loan number 8), which is secured by the mortgaged real property identified on Annex A-1 as Konover Hotel Portfolio, representing approximately 1.5% of the initial mortgaged pool balance, after the earlier of (a) four (4) years from the closing of the related mortgage loan or
(b) two (2) years from the securitization of the related mortgage loan, the related loan documents permit single or multiple parcels of the mortgaged property to be released from the lien of the related mortgage (but in no event may more than five (5) properties be released during the term of the related mortgage loan unless such release is in connection with a full defeasance of the entire outstanding principal balance of the A-note and B-note composing the related mortgage loan) upon satisfaction of certain conditions including: (i)
sixty (60) days' notice to lender; (ii) payment of a release price in the amount of 110% of the allocated loan amount(s) for the property or properties to be released; (iii) no event of default has occurred and is continuing under the related loan documents; (iv) payment of lender's reasonable costs in connection with each release; (v) satisfaction of debt service coverage ratio tests; (vi)
delivery to lender of evidence that the existing mezzanine loan secured by ownership interests in the related borrower has been prepaid in the amount(s)
allocated to the property or properties being released; (viii) satisfaction of all conditions precedent to the defeasance of the portion of the A-note and the
B-note equal to the applicable release price(s) of the property or properties being released and (ix) payment of a prepayment penalty.

     In the case of one (1) mortgage loan (loan number 201), which is secured by the mortgaged real property identified on Annex A-1 as Burgard Industrial Park, representing approximately 0.1% of the initial mortgaged pool balance, the related loan documents permit two designated parcels of the mortgaged property to be released from the lien of the related mortgage upon satisfaction of certain conditions including: (i) sixty (60) days' notice to lender; (ii)
payment of a pre-determined release price; (iii) no event of default has occurred and is continuing under the related loan documents; (iv) payment of lender's reasonable costs in connection with each release; (v) satisfaction of a debt service coverage ratio test; (vi) delivery of an opinion from counsel reasonably satisfactory to lender stating that, among other things, each release will not affect REMIC status; (vii) if a release occurs before the earlier of
(a) four (4) years from the closing of the related mortgage loan or (b) two (2)
years from the securitization of the related mortgage loan, payment of a prepayment penalty; and (viii) if a release occurs after the earlier of (a) four
(4) years from the closing of the related mortgage loan or (b) two (2) years from the securitization of the related mortgage loan, satisfaction of certain conditions precedent to partial defeasance as set forth in the related loan documents.

     In the case of one (1) mortgage loan (loan number 64), which is secured by the mortgaged real property identified on Annex A-1 as Pentagon Park, representing approximately 0.4% of the initial mortgaged pool balance, after the earlier of (a) four (4) years from the closing of the related mortgage loan or
(b) two (2) years from the securitization of the related mortgage loan, the related loan documents permit two designated parcels of the mortgaged property to be released from the lien of the related mortgage upon satisfaction of certain conditions including: (i) sixty (60) days' notice to lender; (ii)
payment of a pre-determined release price for each parcel to be released; (iii)
no event of default has occurred and is continuing under the related loan documents; (iv) payment of lender's reasonable costs in connection with each release; (v) satisfaction of debt service coverage ratio and loan-to-value tests and (vi) satisfaction of certain conditions in the related loan documents for the partial defeasance of the related promissory note in the amount of the applicable release price.

                                       96

     Some of the mortgage loans that we intend to include in the assets of the issuing entity may permit the release of one or more undeveloped or non-income producing parcels or outparcels that, in each such case do not represent a significant portion of the appraised value of the related mortgaged real property or were not taken into account in underwriting the subject mortgage loan (but may not have been excluded from the appraised value of the related mortgaged real property), which appraised value is shown on Annex A-1 to this offering prospectus.

MORTGAGE POOL CHARACTERISTICS

     General. A detailed presentation of various characteristics of the mortgage loans, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annexes A-1, A-2, B and C to this offering prospectus. Some of the terms that appear in those exhibits, as well as elsewhere in this offering prospectus, are defined or otherwise discussed in the glossary to this offering prospectus. The statistics in the tables and schedules on Annexes A-1, A-2, B and C to this offering prospectus were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

SIGNIFICANT MORTGAGE LOANS

     The following table shows certain characteristics of the ten largest mortgage loans and/or groups of cross-collateralized mortgage loans in the trust, by cut-off date principal balance.

                                                                           % OF      % OF
                                    NUMBER OF                             INITIAL   INITIAL
                                    MORTGAGE                     % OF      LOAN      LOAN
                                     LOANS/                     INITIAL   GROUP 1   GROUP 2
                         MORTGAGE   MORTGAGED   CUT-OFF DATE   MORTGAGE  MORTGAGE  MORTGAGE
                           LOAN       REAL        PRINCIPAL      POOL      POOL      POOL
       LOAN NAME          SELLER   PROPERTIES      BALANCE      BALANCE   BALANCE   BALANCE
-----------------------  --------  ----  ----  --------------  --------  --------  --------

Park La Brea Apartments    IXIS       1    1   $  387,500,000     8.4%      0.0%      49.1%
Beacon Office Portfolio    MLML       1    2      225,000,000     4.9       5.9       0.0
YPI Transwestern
   Portfolio                CRF       1    7      224,400,000     4.9       5.9       0.0
First Colony Mall          MLML       1    1      194,612,784     4.2       5.1       0.0
Pinnacle Hills
   Promenade               MLML       1    1      140,000,000     3.0       3.7       0.0
Central Park Shopping      IXIS
   Center                             1    1      125,000,000     2.7       3.3       0.0
Georgetown Renaissance
   Portfolio               MLML       1   18      100,000,000     2.2       2.6       0.0
Konover Hotel Portfolio    MLML       1   15       67,000,000     1.5       1.7       0.0
Anaheim Plaza              MLML       1    1       61,750,000     1.3       1.6       0.0
Sahara Pavilion North      MLML       1    1       56,250,000     1.2       1.5       0.0
                                     --   --   --------------    ----      ----      ----
TOTAL/WTD. AVG:........              10   48   $1,581,512,784    34.2%     31.2%     49.1%
                                     ==   ==   ==============    ====      ====      ====

                                                   CUT-OFF
                                                     DATE
                                                  PRINCIPAL
                                       PROPERTY    BALANCE             CUT-OFF
                                         SIZE        PER                DATE
                           PROPERTY    SF/UNITS/   SF/UNIT/              LTV
       LOAN NAME             TYPE      ROOMS(1)    ROOMS(2)  DSCR(2)  RATIO(2)
-----------------------  -----------  ----------  ---------  -------  --------

Park La Brea Apartments  Multifamily       4,238   $182,869   1.37     59.6
Beacon Office Portfolio  Office        1,367,594        165   1.21     77.6
YPI Transwestern
   Portfolio             Office        2,083,585        108   1.34     76.6(3)
First Colony Mall        Retail          416,081        468   1.16     69.5
Pinnacle Hills
   Promenade             Retail          425,965        329   1.38     78.9
Central Park Shopping
   Center                Retail          665,487        188   1.32     78.6
Georgetown Renaissance
   Portfolio             Various         303,059        330   1.31     51.0
Konover Hotel Portfolio  Hospitality       1,103     60,743   1.42     74.4
Anaheim Plaza            Retail          345,708        179   1.43     67.5
Sahara Pavilion North    Retail          333,679        169   1.40     72.1
                         -----------  ----------  ---------  -------   ----
TOTAL/WTD. AVG:........                                       1.32X    69.8
                                                              ====     ====

----------
(1)  Property size is indicated in square feet, except with respect to hospitality properties (in which case it is indicated in rooms) and multifamily properties (in which case it is indicated in dwelling units).

(2)  In the case of the Park La Brea Apartments Trust Mortgage Loan, the cut-off
     date principal balance per square foot, the debt service coverage ratio and the cut-off date loan-to-value ratio, were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the
     Park La Brea Apartments Trust Mortgage Loan and the Park La Brea Apartments
     Pari Passu Non-Trust Loan and, in the case of the cut-off date principal balance per square foot and the cut-off date loan-to-value ratio, the cut off date principal balance of the Park La Brea Apartments Trust Mortgage
     Loan and the Park La Brea Apartments Pari Passu Non-Trust Loan.

(3)  Based on the stabilized appraisal values for the 1600 Corporate Center property and the Kensington Corporate Center property. The Cut-off Date LTV
     Ratio and LTV Ratio at Maturity are both 78.43% based on an "as is"
     appraised value of $286,100,000 for the whole portfolio.

     See Annex C to this offering prospectus for descriptions of the ten largest mortgage loans and/or groups of cross-collateralized mortgage loans.

                                       97

THE LOAN COMBINATIONS

     General. The mortgage pool will include three (3) mortgage loans that are each part of a separate Loan Combination. Each of those Loan Combinations consists of the particular mortgage loan that we intend to include in the trust and one or more other loans that we will not include in the trust. Each loan comprising a particular Loan Combination is evidenced by a separate promissory note. The aggregate debt represented by the entire Loan Combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged real property or properties. The loans that are part of a particular Loan
Combination are obligations of the same borrower and are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a Loan
Combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is effected either through one or more co-lender agreements or other intercreditor arrangements to which the respective holders of the subject promissory notes are parties or by virtue of relevant provisions contained in the related loan documents. Such co-lender agreements or other intercreditor arrangements will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective loans comprising a Loan Combination.

     The table below identifies each mortgage loan that is part of a Loan
Combination.

               MORTGAGE LOANS THAT ARE                   RELATED      RELATED
             PART OF A LOAN COMBINATION                PARI PASSU     B-NOTE            U/W DSCR (NCF)
----------------------------------------------------    NON-TRUST    NON-TRUST           AND CUT-OFF
                                              % OF        LOAN         LOANS       DATE LOAN-TO-VALUE RATIO
                                             INITIAL  ------------  ----------    OF ENTIRE LOAN COMBINATION
MORTGAGED REAL PROPERTY NAME  CUT-OFF DATE  MORTGAGE    ORIGINAL     ORIGINAL   -----------------------------
 (AS IDENTIFIED ON ANNEX A-1    PRINCIPAL     POOL      PRINCIPAL    PRINCIPAL     U/W        CUT-OFF DATE
TO THIS OFFERING PROSPECTUS)     BALANCE     BALANCE     BALANCE      BALANCE   NCF DSCR  LOAN-TO-VALUE RATIO
----------------------------  ------------  --------  ------------  ----------  --------  -------------------

Park La Brea Apartments       $387,500,000     8.4    $387,500,000         N/A    1.37            59.6
Konover Hotel Portfolio       $ 67,000,000     1.5             N/A  $4,000,000    1.30            78.9
93-20 Roosevelt               $ 11,134,678     0.2             N/A  $  718,750    1.13            80.6

THE PARK LA BREA APARTMENTS LOAN COMBINATION

     General. The Park La Brea Apartments Trust Mortgage Loan, which has a cut-off date principal balance of $387,500,000, representing approximately 8.4%
of the initial mortgage pool balance and approximately 49.1% of the initial loan group 2 balance, is part of the Loan Combination that we refer to as the Park La
Brea Apartments Loan Combination. The Park La Brea Apartments Loan Combination
consists of the Park La Brea Apartments Trust Mortgage Loan and the Park La Brea
Apartments Pari Passu Non-Trust Loan, which is not included in this trust, but is secured by the same Mortgaged Property. The Park La Brea Apartments Loan
Combination will be serviced under the Series 2006-LDP8 Pooling and Servicing
Agreement. The relative rights of the holders of the loans comprising the Park
La Brea Apartments Loan Combination are governed by the Park La Brea Apartments
Intercreditor Agreement.

     Priority of Payments. Pursuant to the Park La Brea Apartments Intercreditor
Agreement, collections on the Park La Brea Apartments Loan Combination
(excluding any amounts as to which other provision for their application has been made in the related loan documents) will always be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the Series
2006-LDP8 Pooling and Servicing Agreement) to the issuing entity, as holder of the Park La Brea Apartments Trust Mortgage Loan, and the series 2006-LDP8 trust, as the holder of the Park La Brea Apartments Non-Trust Mortgage Loan, on a pro
rata and pari passu basis, in accordance with their respective original principal balances.

     Park La Brea Apartments Consultation Rights. Pursuant to the Park La Brea
Apartments Intercreditor Agreement, the Series 2006-LDP8 Master Servicer or the
Series 2006-LDP8 Special Servicer, as applicable, will not be permitted to take any of the following actions without obtaining the approval of the Park La Brea
Apartments Controlling Party:

                                       98

     o    any modification or amendment of, or waiver with respect to, the Park
          La Brea Apartments Loan Combination or the related mortgage loan documents that would result in the extension of the maturity date, a reduction in the interest rate or the monthly payment, or any prepayment premium, exit fee or yield maintenance premium payable on the Park La Brea Apartments Loan Combination or a deferral or forgiveness of interest on or principal of the Park La Brea Apartments
          Loan Combination, a modification or waiver of any other monetary term of the related mortgage loan documents relating to the timing or amount of any payment of principal and interest (other than default interest) or a modification or waiver of any provision of the Park La
          Brea Apartments Loan Combination which restricts the related borrower from incurring additional indebtedness or from transferring a mortgaged real property or any transfer of direct or indirect equity interests in the borrower;

     o    any modification or amendment of, or waiver with respect to, the related mortgage loan documents that would result in a discounted pay off of the Park La Brea Apartments Loan Combination;

     o    any foreclosure upon or comparable conversion (which may include acquisition of REO Property) of the ownership of the mortgaged real property securing the Park La Brea Apartments Loan Combination or any acquisition of the related mortgaged real property by deed in lieu of foreclosure;

     o    any proposed or actual sale of the mortgaged real property or REO property (other than in connection with (i) the repurchase or replacement of any mortgage loan by the related loan seller for a breach of representation or warranty or for defective or deficient loan documentation, (ii) the sale of defaulted mortgage loans and
          (iii) the termination of the trust and liquidation of all of the mortgage loans in the trust, in each case as provided in the Park La
          Brea Apartments Intercreditor Agreement);

     o    subject to certain exceptions, any proposed or actual sale of the Park
          La Brea Apartments Loan Combination by the applicable servicer;

     o    any release of the borrower, any guarantor or other obligor from liability with respect to the Park La Brea Apartments Loan
          Combination;

     o    any determination not to enforce a "due on sale" or "due on encumbrance" clause (unless such clause is not exercisable under applicable law or such exercise is reasonably likely to result in successful legal action by the borrower) as provided in the Series
          2006-LDP8 Pooling and Servicing Agreement (or similar provision in any other servicing agreement, if applicable);

     o    any action to bring a related property or REO property into compliance with environmental laws or otherwise address hazardous materials located at the property or REO property;

     o    any substitution or release of collateral or acceptance of additional collateral for the Park La Brea Apartments Loan Combination including the release of additional collateral for the Park La Brea Apartments
          Loan Combination unless required by the underlying Park La Brea
          Apartments Loan Combination documents (other than any release made in connection with the grant of a non-material easement or right-of-way or other non-material release such as a "curb-cut");

     o    any consent, waiver or approval with respect to any change in the property manager at the mortgaged real property;

     o    adoption or approval of a plan in a bankruptcy of a borrower;

                                       99

     o    consenting to any new lease or any amendment, modification, waiver or termination of any lease, in each case to the extent the lender's approval is required under the related mortgage loan documents; or

     o    any renewal or replacement of the then existing insurance policies (to the extent the lender's approval is required under the related mortgage loan documents) or any waiver, modification or amendment of any insurance requirements under the related mortgage loan documents;

provided that the Series 2006-LDP8 Master Servicer or the Series 2006-LDP8
Special Servicer, as applicable, will be required to consult, on a non-binding basis for a period of at least 10 Business Days, with the series 2006-4 controlling class representative in respect of the items set forth above, and will provide the series 2006-4 controlling class representative with an opportunity to review any proposed action to be taken in respect thereof.
Notwithstanding the foregoing, the Series 2006-LDP8 Special Servicer will not be obligated to seek approval from the Park La Brea Apartments Controlling Party, as contemplated above, for any actions to be taken by the Series 2006-LDP8
Special Servicer with respect to the Park La Brea Apartments Loan Combination or related REO Property if (i) the Series 2006-LDP8 Special Servicer has, as
described above, notified the Park La Brea Apartments Controlling Party in writing of various actions that the Series 2006-LDP8 Special Servicer proposes to take with respect to the workout or liquidation of the Park La Brea
Apartments Loan Combination or related REO Property and (ii) for 60 days following the first such notice, the Park La Brea Apartments Controlling Party has objected to all of those proposed actions but has failed to suggest any alternative actions that do not violate the applicable servicing standard.

THE A/B LOAN COMBINATIONS

     General. There are two (2) A-Note Trust Mortgage Loans, which respectively represent approximately 1.5% and 0.2% of the initial mortgage pool balance and approximately 1.7% and 0.3% of the initial loan group 1 balance, that are secured by the mortgaged real properties identified on Annex A-1 to this offering prospectus as Konover Hotel Portfolio and 93-20 Roosevelt, respectively. In each case, the related borrower has encumbered the subject mortgaged real property with junior debt, which constitutes the related B-Note
Non-Trust Loan. In each case, the aggregate debt consisting of the A-Note Trust
Mortgage Loan and the related B-Note Non-Trust Loan, which two mortgage loans constitute an A/B Loan Combination, is secured by a single mortgage or deed of trust on the subject mortgaged real property. We intend to include each of the
A-Note Trust Mortgage Loans in the trust fund. Each of the B-Note Non-Trust
Loans was sold immediately after origination to CBA Mezzanine Capital Finance,
LLC, and will not be included in the trust fund.

     In each case, the A-Note Trust Mortgage Loan and related B-Note Non-Trust
Loan are cross-defaulted. Each B-Note Non-Trust Loan has the same maturity date, amortization schedule and prepayment structure as the related A-Note Trust
Mortgage Loan. For purposes of the information presented in this offering prospectus with respect to each A-Note Trust Mortgage Loan, the loan-to-value ratio and debt service coverage ratio information reflects only that A-Note
Trust Mortgage Loan and does not take into account the related B-Note Non-Trust
Loan.

     The trust, as the holder of the A-Note Trust Mortgage Loans, and the respective holders of the B-Note Non-Trust Loans are parties to separate intercreditor agreements, each of which we refer to as an A/B Intercreditor
Agreement. The servicing and administration of each A-Note Trust Mortgage Loan
(and, to the extent described below, the related B-Note Non-Trust Loan) will be performed by the master servicer on behalf of the trust (and, in the case of the related B-Note Non-Trust Loan, on behalf of the holder of that loan). The master servicer will be required to collect payments with respect to any B-Note
Non-Trust Loan following the occurrence of certain events of default with respect to the related A/B Loan Combination described in the related A/B
Intercreditor Agreement. The following describes certain provisions of the A/B
Intercreditor Agreements.

     Allocation of Payments Between Each A-Note Trust Mortgage Loan and the
Related B-Note Non-Trust Loan. The rights of the holder of each B-Note Non-Trust
Loan to receive payments of interest, principal and other amounts are subordinated to the rights of the holder of the related A-Note Trust Mortgage
Loan to receive

                                      100

such amounts. So long as an A/B Material Default has not occurred or, if an A/B
Material Default has occurred but is no longer continuing with respect to an A/B
Loan Combination, the borrower under the subject A/B Loan Combination will be required to make separate payments of principal and interest to the holder of the related A-Note Trust Mortgage Loan and B-Note Non-Trust Loan. Escrow and
reserve payments will be made to the master servicer on behalf of the trust as the holder of the A-Note Trust Mortgage Loans. Any voluntary principal prepayments will be applied as provided in the related loan documents; provided that any prepayment resulting from the payment of insurance proceeds or condemnation awards or accepted during the continuance of an event of default will be applied as though there were an existing A/B Material Default. If an A/B
Material Default occurs and is continuing with respect to an A/B Loan
Combination, then all amounts tendered by the borrower or otherwise available for payment of that A/B Loan Combination will be applied by the master servicer
(with any payments received by the holder of the related B-Note Non-Trust Loan after and during an A/B Material Default to be forwarded to the master servicer), net of certain amounts, in the sequential order of priority provided for in the related A/B Intercreditor Agreement, which generally provides that all interest, principal, yield maintenance charges and outstanding expenses in respect of the subject A-Note Trust Mortgage Loan will be paid in full prior to any application of payments in respect of the related B-Note Non-Trust Loan.

     Notwithstanding the foregoing, amounts payable with respect to each B-Note
Non-Trust Loan will not be available to cover all costs and expenses associated with the related A-Note Trust Mortgage Loan. Unless an A/B Material Default
exists, payments of principal and interest with respect to each B-Note Non-Trust
Loan will be made directly by the borrower to the holder of the related B-Note
Non-Trust Loan and, accordingly, will not be available to cover certain expenses that, upon payment out of the trust fund, will constitute Additional Trust Fund
Expenses. For example, a Servicing Transfer Event could occur with respect to an
A/B Loan Combination, giving rise to special servicing fees, at a time when no
A/B Material Default exists. In addition, following the resolution of all
Servicing Transfer Events (and presumably all A/B Material Defaults) with respect to an A/B Loan Combination, workout fees would be payable. The special servicer has agreed that special servicing fees, workout fees and principal recovery fees earned with respect to any B-Note Non-Trust Loan will be payable solely out of funds allocable thereto. However, special servicing compensation earned with respect to an A-Note Trust Mortgage Loan, as well as interest on related Advances and various other servicing expenses, will be payable out of collections allocable to that A-Note Trust Mortgage Loan and/or general collections on the mortgage pool if collections allocable to the related B-Note
Non-Trust Loan are unavailable or insufficient to cover such items.

     If, after the expiration of the right of the holder of any B-Note Non-Trust
Loan to purchase the related A-Note Trust Mortgage Loan (as described below), the related A-Note Trust Mortgage Loan or the subject B-Note Non-Trust Loan is modified in connection with a workout so that, with respect to either the related A-Note Trust Mortgage Loan or the B-Note Non-Trust Loan, (a) the
outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of the related A/B Loan Combination, then all payments to the trust, as the holder of the related A-Note Trust Mortgage Loan, will be made as if the workout did not occur and the payment terms of the related A-Note Trust
Mortgage Loan will remain the same. In that case, the holder of the subject
B-Note Non-Trust Loan will be required to bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the related A-Note
Trust Mortgage Loan or the subject B-Note Non-Trust Loan attributable to the workout (up to the outstanding principal balance, together with accrued interest, of the subject B-Note Non-Trust Loan).

     Servicing of the A/B Loan Combinations. Each A-Note Trust Mortgage Loan and
the related mortgaged real property will be serviced and administered by the master servicer and/or special servicer pursuant to the pooling and servicing agreement. The master servicer and/or special servicer will service and administer each B-Note Non-Trust Loan to the extent described below. The
Servicing Standard will require the master servicer and the special servicer to take into account the interests of both the trust and the holder of the related
B-Note Non-Trust Loan when servicing each A/B Loan Combination, with a view to maximizing the realization for both the trust and the holder of the related
B-Note Non-Trust Loan as a collective whole, taking into account, to the extent consistent with the related A/B Intercreditor Agreement, the subordinate nature of the related B-Note

                                      101

Non-Trust Loan. The holder of each B-Note Non-Trust Loan will be deemed a third-party beneficiary of the pooling and servicing agreement.

     The master servicer and the special servicer have the sole and exclusive authority to service and administer, and to exercise the rights and remedies with respect to, each A/B Loan Combination. Subject to certain limitations with respect to modifications and certain rights of the holder of a B-Note Non-Trust
Loan to purchase the related A-Note Trust Mortgage Loan (as discussed under
"--Modifications" and "--Purchase of an A-Note Trust Mortgage Loan by the Holder
of the Related B-Note Non-Trust Loan"), the holder of a B-Note Non-Trust Loan has no voting, consent or other rights with respect to the master servicer's or special servicer's administration of, or the exercise of its rights and remedies with respect to, the related A/B Loan Combination.

     So long as an A/B Material Default has not occurred with respect to an A/B
Loan Combination, the master servicer will have no obligation to collect payments with respect to the related B-Note Non-Trust Loan. A separate servicer of that B-Note Non-Trust Loan will be responsible for collecting amounts payable in respect of that B-Note Non-Trust Loan. That servicer will have no servicing duties or obligations with respect to the related A-Note Trust Mortgage Loan or the related mortgaged real property. If an A/B Material Default occurs with respect to an A/B Loan Combination, the master servicer or the special servicer, as applicable, will (during the continuance of that A/B Material Default)
collect and distribute payments for both the related A-Note Trust Mortgage Loan and the B-Note Non-Trust Loan according to the sequential order of priority provided for in the related A/B Intercreditor Agreement.

     Advances. Neither the master servicer nor the trustee is required to make any P&I advances with respect to a B-Note Non-Trust Loan. Neither the holder of any B-Note Non-Trust Loan nor any related separate servicer is required to make any P&I advance with respect to the related A-Note Trust Mortgage Loan or any servicing advance with respect to the related mortgaged real property. The master servicer and, if applicable, the trustee will make servicing advances, if required, with respect to the mortgaged real property securing an A/B Loan
Combination. The special servicer may, but is not obligated to, make servicing advances with respect to the mortgaged real property securing an A/B Loan
Combination.

     Modifications. The ability of the master servicer or the special servicer, as applicable, to enter into any assumption, amendment, deferral, extension, increase or waiver of any term or provision of a B-Note Non-Trust Loan, an
A-Note Trust Mortgage Loan or the related loan documents, is limited by the rights of the holder of the subject B-Note Non-Trust Loan to approve modifications and other actions as contained in the related A/B Intercreditor
Agreement; provided that the consent of the holder of a B-Note Non-Trust Loan will not be required in connection with any modification or other action with respect to the related A/B Loan Combination after the expiration of the right of the holder of the B-Note Non-Trust Loan to purchase the related A-Note Trust
Mortgage Loan; and provided, further, that no consent or failure to provide consent of the holder of a B-Note Non-Trust Loan may cause the master servicer or special servicer to violate applicable law or any term of the pooling and servicing agreement, including the Servicing Standard. The holder of a B-Note
Non-Trust Loan may not enter into any assumption, amendment, deferral, extension, increase or waiver of the subject B-Note Non-Trust Loan or the related loan documents without the prior written consent of the trustee, as holder of the related A-Note Trust Mortgage Loan, acting through the master servicer and/or the special servicer as specified in the pooling and servicing agreement.

     Purchase of an A-Note Trust Mortgage Loan by the Holder of the Related
B-Note Non-Trust Loan. Upon the occurrence of any one of certain defaults that are set forth in the related A/B Intercreditor Agreement, the holder of a B-Note
Non-Trust Loan will have the right to purchase the related A-Note Trust Mortgage
Loan at a purchase price determined under the A/B Intercreditor Agreement and generally equal the sum of (a) the outstanding principal balance of the A-Note
Trust Mortgage Loan, (b) accrued and unpaid interest on the outstanding principal balance of the A-Note Trust Mortgage Loan (excluding any default interest or other late payment charges), (c) any unreimbursed servicing advances made by the master servicer, the special servicer or the trustee with respect to the mortgaged real property, together with any advance interest thereon, (d)
reasonable out-of-pocket legal fees and costs incurred in connection with enforcement of the subject A/B Loan Combination

                                      102

by the master servicer or special servicer, (e) any interest on any unreimbursed
P&I advances made by the master servicer or the trustee with respect to the
A-Note Trust Mortgage Loan, (f) any related master servicing fees, primary servicing fees, special servicing fees and trustee's fees payable under the pooling and servicing agreement, and (g) out-of-pocket expenses incurred by the trustee, the special servicer or the master servicer with respect to the A/B
Loan Combination together with advance interest thereon.

     The holder of a B-Note Non-Trust Loan does not have any rights to cure any defaults with respect to the related A/B Loan Combination.

ADDITIONAL LOAN AND PROPERTY INFORMATION

     Delinquencies. Each mortgage loan seller will represent in its mortgage loan purchase agreement that, with respect to the mortgage loans that we will purchase from that mortgage loan seller, no scheduled payment of principal and interest under any mortgage loan was 30 days or more past due as of the cut-off date for such mortgage loan in December 2006, without giving effect to any applicable grace period, nor was any scheduled payment 30 days or more delinquent with respect to any monthly debt service payment at any time since the date of its origination, without giving effect to any applicable grace period. None of the mortgage loans has experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

     Tenant Matters. Described and listed below are certain aspects of the some of the tenants at the mortgaged real properties for the mortgage loans--

     o    One hundred forty (140) of the mortgaged real properties, securing approximately 31.5% of the initial mortgage pool balance and approximately 38.0% of the initial loan group 1 balance are, in each case, a retail property, an office property or an industrial/warehouse property that is leased to one or more major tenants that each occupies at least 25% of the net rentable area of the particular property. A number of companies are major tenants at more than one of the mortgaged real properties.

     o    Thirty-seven (37) of the mortgaged real properties, securing approximately 5.8% of the initial mortgage pool balance and approximately 7.0% of the initial loan group 1 balance are entirely or substantially leased to a single tenant.

     o    There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

     o    Certain tenant leases at the mortgaged real properties (including mortgaged real properties leased to a single tenant) have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter. See Annex A-1 to this offering prospectus for information regarding lease term expirations with respect to the three largest tenants (or, if applicable, single tenant) at the retail, office, industrial and mixed use mortgaged real properties.

     o    Nine (9) of the mortgaged real properties, representing security for approximately 1.2% of the initial mortgage pool balance (eight mortgaged properties securing approximately 1.3% of the initial loan group 1 balance and one mortgaged property securing approximately 0.7%
          of the initial loan group 2 balance), are multifamily rental properties that have a material concentration of student tenants.
          Those kinds of mortgaged real properties may experience more fluctuations in occupancy rates than other types of properties;

     o    Certain of the mortgaged real properties are multifamily rental properties that receive rent subsidies from the United States
          Department of Housing and Urban Development under the

                                      103

          Section 42 low income tax credit program or have tenants whose rents are subsidized under HUD's Section 8 housing choice voucher program or are otherwise subsidized;

     o    With respect to certain of the mortgage loans, one or more of the tenants may be local, state or federal governmental entities
          (including mortgaged properties leased to a single tenant). These entities may have the right to terminate their leases at any time, subject to various conditions, including notice to the landlord or a loss of available funding.

     o    With respect to certain of the mortgage loans, one or more of the tenants at the related mortgaged real property have yet to take possession of their leased premises or may have taken possession of their leased premises but have yet to open their respective businesses to the general public and, in some cases, may not have commenced paying rent under their leases.

     Ground Leases. In the case of each of eight (8) mortgaged real properties securing, in whole or partially, eight (8) mortgage loans, representing approximately 4.0% of the initial mortgage pool balance (seven (7) properties securing approximately 4.8% of the initial loan group 1 balance, and one (1)
property securing approximately 0.5% of the initial loan group 2 balance), the related mortgage constitutes a lien on the related borrower's leasehold or sub-leasehold interest in the subject mortgaged real property, but not on the corresponding fee interest. In each case, the related ground lease or sub-ground lease, after giving effect to all extension options exercisable at the option of the relevant lender, expires more than 10 years after the stated maturity of the related mortgage loan and the ground lessor has agreed to give the holder of the related mortgage loan notice of, and the right to cure, any default or breach by the related ground lessee.

     See "Risk Factors--Lending on Ground Leases Creates Risks for Lenders That
Are Not Present When Lending on an Actual Ownership Interest in a Real Property"
and "Legal Aspects Of Mortgage Loans--Foreclosure--Leasehold Considerations" in
the accompanying base prospectus.

     Additional and Other Financing.

     Additional Secured Debt.

     In the case of the Park La Brea Apartments Trust Mortgage Loan, the related mortgage also secures the Park La Brea Apartments Pari Passu Non-Trust Loan,
which will not be included in the assets of the issuing entity. See "--The Loan
Combinations--The Park La Brea Apartments" above for a description of certain aspects of the Park La Brea Apartments Loan Combination.

     In the case of each of the A-Note Trust Mortgage Loans, the related mortgage also secures the related B-Note Non-Trust Loan, which will not be included in the assets of the issuing entity. See "--The Loan Combinations--The
A/B Loan Combinations" above for a description of certain aspects of the related
Loan Combinations.

     In the case of one mortgage loan (loan number 135), representing approximately 0.2% of the initial mortgage pool balance and 0.2% of the initial group 1 balance, the related borrower has incurred additional debt in the amount of $1,293,016, which debt represents a second mortgage secured by the related mortgaged real property.

     In the case of one mortgage loan (loan number 55), representing approximately 0.4% of the initial mortgage pool balance and 0.5% of the initial group 1 balance, the related borrower has incurred additional debt in the amount of $3,650,000, which debt represents a second mortgage secured by the related mortgaged real property.

     In the case of one mortgage loan (loan number 242), representing approximately 0.1% of the initial mortgage pool balance and 0.1% of the initial group 1 balance, the related borrower has incurred additional debt

                                      104

in the amount of $500,000, which debt represents a second mortgage secured by the related mortgaged real property.

     In the case of the mortgage loan (loan number 147) secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Georgetown
Apartments & The Willows Apartments, representing approximately 0.2% of the initial mortgage pool balance and approximately 1.0% of the initial loan group 2 balance, the related borrower has incurred a subordinate mortgage loan in the original principal amount of $1,100,000, which subordinate mortgage loan is secured by a second mortgage on the related mortgaged real property. The subordinate mortgage loan will not be included in the trust and is subject to a subordination and standstill agreement, pursuant to which the holder of the subordinate mortgage loan has, among other things, (i) subordinated and made junior its related subordinate mortgage loan and subordinate mortgage loan documents to the related senior mortgage loan and senior mortgage loan documents, (ii) agreed not to enforce its rights to realize upon the related mortgaged real property or amend the subordinate mortgage loan documents without obtaining the consent of the holder of senior mortgage loan and (iii) agreed that payments to be made on account of the subordinate mortgage loan may occur only so long as no default shall have occurred under the senior mortgage loan.

     In the case of five (5) mortgage loans, representing approximately 1.5% of the initial mortgage pool balance and approximately 1.8% of the initial loan group 1 balance, the related borrowers are permitted to incur subordinated indebtedness secured by their related mortgaged real properties as identified in the table below.

                                             MORTGAGE
 LOAN                                      LOAN CUT-OFF   MAXIMUM COMBINED LTV   MINIMUM COMBINED
GROUP       MORTGAGED PROPERTY NAME        DATE BALANCE      RATIO PERMITTED      DSCR PERMITTED
-----   --------------------------------   ------------   --------------------   ----------------

  1     Greentree Plaza Shopping Center     $15,700,000          (1)                     (1)
  1     Storage One at Regena               $ 2,795,084          70%                   1.20x
  1     Cypress Center                      $ 1,497,437          75%                   1.20x
  1     Colonial Office Park                $23,500,000          NA                    1.20x
  1     121 Airport Centre I & II           $26,900,000          80%(2)                1.25x

----------
(1)  Maximum loan amount permitted is$500,000.

(2)  Not including existing mezzanine debt in the original principal amount of
     $6,300,000.

     Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by the related mortgaged real properties without the lender's consent.
See "Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's Other
Loans May Reduce the Cash Flow Available to the Mortgaged Real Property Which
May Adversely Affect Payment on Your Certificates; Mezzanine Financing Reduces a
Principal's Equity in, and Therefore Its Incentive to Support, a Mortgaged Real
Property" in this offering prospectus. See also, See "Risk Factors--Additional
Secured Debt Increases the Likelihood That a Borrower Will Default on a Mortgage
Loan Underlying Your Offered Certificates" and "Legal Aspects Of Mortgage
Loans--Subordinate Financing" in the accompanying base prospectus.

     Mezzanine Debt. In the case of 13 mortgage loans, representing approximately 11.4% of the initial mortgage pool balance (12 mortgage loans in loan group 1, representing approximately 13.3% of the initial loan group 1 balance, and one (1) mortgage loans in loan group 2, representing approximately
1.8% of the initial loan group 2 balance), the owner(s) of the related borrower have pledged their interests in the borrower to secure secondary financing in the form of mezzanine debt, as indicated in the table below.

                                                MORTGAGE       ORIGINAL                      MATURITY
                                              LOAN CUT-OFF     MEZZANINE      AGGREGATE       DATE OF     INTEREST RATE
 LOAN                                             DATE           DEBT           DEBT         MEZZANINE     ON MEZZANINE
GROUP        MORTGAGED PROPERTY NAME            BALANCE        BALANCE         BALANCE         LOAN            LOAN
-----   -----------------------------------   ------------   ------------   ------------   ------------   -------------

  1     YPI Transwestern Portfolio(1)         $224,400,000    $36,500,000   $260,900,000    10/8/2011         9.55%
  1     Konover Hotel Portfolio                 67,000,000      2,000,000     69,000,000    12/1/2016        11.25%

                                       105

                                                MORTGAGE       ORIGINAL                      MATURITY
                                              LOAN CUT-OFF     MEZZANINE      AGGREGATE       DATE OF     INTEREST RATE
 LOAN                                             DATE           DEBT           DEBT         MEZZANINE     ON MEZZANINE
GROUP        MORTGAGED PROPERTY NAME            BALANCE        BALANCE         BALANCE         LOAN            LOAN
-----   -----------------------------------   ------------   ------------   ------------   ------------   -------------

  1     The Parkdales                           50,250,000      7,400,000     57,650,000    12/1/2016        11.50
  1     121 Airport Centre I & II               26,900,000      6,300,000     33,200,000   3/28/2007(2)      13.00%
  1     Carmax - Duarte                         21,375,000      3,000,000     24,375,000     5/3/2007        16.00%
  1     Carmax - Florida                        20,900,000      3,000,000     23,900,000     5/3/2007        16.00%
  1     Carmax - Dulles                         19,700,000      3,000,000     22,700,000     5/3/2007        16.00%
  1     Hampton Inn South Street Seaport        19,250,000        500,000     19,750,000    10/8/2016        13.00%
  1     Pentagon Park                           18,500,000      2,500,000     21,000,000    12/1/2011        11.75%
  1     Carmax - White Marsh, MD                16,325,000      3,000,000     19,325,000     5/3/2007        16.00%
  1     Barrett Woods Corporate Center          16,000,000      2,000,000     18,000,000    12/11/2006     LIBOR + 3%
        Carmax (Greenville)                     15,125,000      3,000,000     18,125,000     5/3/2007        16.00%
                                                                                                          Greater of 9%
                                                                                                            or LIBOR
  2     Franciscan at Bear Creek Apartments     14,500,000      4,310,400     18,810,400   1/15/2007(3)       + 5%
  1     Carmax - Laurel, MD                     10,200,000      3,000,000     13,200,000     5/3/2007       16.00%

----------
(1)  At mezzanine lender's discretion, the mezzanine loan or any portion thereof may be converted to a preferred equity interest in the mezzanine borrower with substantially the same terms as the mezzanine loan.

(2)  The earliest of (i) March 28, 2007 (subject to extension to September 28,
     2007) and (ii) the date on which certain tenant-in-common interests have been sold.

(3)  Subject to extension to March 13, 2007

     Certain of the above-described mezzanine loans are held by the related mortgage loan seller as mezzanine lender. In the case of each of the above described mortgage loans as to which equity owners of the related borrowers have incurred mezzanine debt, the mezzanine loan is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which, generally, the mezzanine lender--

     o    has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade, withdrawal or qualification of the then current ratings of the offered certificates, unless certain conditions are met relating to the identity and status of the transferee of the collateral and the replacement property manager and, in certain cases, the delivery of an acceptable non-consolidation opinion letter by counsel, and

     o    has subordinated and made junior its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the related mortgage loan if that mortgage loan becomes a defaulted mortgage loan or to cure the default.

     In the case of 27 mortgage loans, representing approximately 32.0% of the initial mortgage pool balance (20 mortgage loans in loan group 1, representing approximately 25.9% of the initial loan group 1 balance, and seven (7) mortgage loans in loan group 2, representing approximately 61.4% of the initial loan group 2 balance), the owners of the related borrowers are permitted to pledge their ownership interests in the borrowers as collateral for mezzanine debt in the future, as identified in the table below. The incurrence of this mezzanine indebtedness is generally subject to certain conditions, that may include any one or more of the following conditions--

     o    consent of the mortgage lender;

     o    satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related mortgage loan and the subject mezzanine debt may not exceed a specified percentage of the value of the related mortgaged real property and debt service coverage tests, which provide that the combined debt service coverage ratio of the related mortgage loan and the subject mezzanine loan may not be less than a specified number;

                                      106

     o    subordination of the mezzanine debt pursuant to a subordination and intercreditor agreement; and/or

     o    confirmation from each rating agency that the mezzanine financing will not result in a downgrade, qualification or withdrawal of the then current ratings of the offered certificates.

                                              MORTGAGE LOAN       MAXIMUM          MINIMUM
 LOAN                                          CUT-OFF DATE     COMBINED LTV    COMBINED DSCR
GROUP         MORTGAGED PROPERTY NAME            BALANCE      RATIO PERMITTED     PERMITTED
-----   -----------------------------------   -------------   ---------------   -------------

  2     Park La Brea Apartments                $387,500,000        80%(1)          1.10x(1)
  1     Beacon Office Portfolio                 225,000,000        80%             1.25x
  1     First Colony Mall                       194,612,784        70%             1.15x
  1     Pinnacle Hills Promenade                140,000,000       NAP               NAP
  1     Georgetown Renaissance Portfolio        100,000,000        85%             1.20x
  1     White Oaks Mall                          50,000,000        80%             1.10x
  1     Northgate Mall                           46,364,964        70%             1.15x
  1     Atrium - Marriott University Park        41,000,000        79%             1.20x
  2     Mansions at Technology Park              41,000,000        80%             1.20x
  1     Federal Way Crossings                    40,500,000        80%             1.20x
  1     University Square                        39,050,000        85%             1.20x
  2     Colonial Office Park                     23,500,000       NAP              1.20x

  2     The Manor Homes of Arbor Walk            22,390,000        85%             1.07x
  1     City Heights Retail Plaza                20,000,000        70%             1.40x
  2     Franciscan at Bear Creek Apartments      14,500,000       NAP               NAP

  2     Victorian Quarters at Team Ranch         14,000,000        80%             1.20x
  1     Sheraton Hotel - Ontario Airport         10,989,462        70%             1.35x
  1     Rivergate Plaza & Oak Ridge Plaza         8,967,247        80%             1.25x
  1     1701 East Lake Street                     8,750,000        80%             1.20x

  1     Plaza El Toro                             8,400,000        80%             1.20x(2)
  1     Holiday Inn - Santa Anna                  8,192,294        70%             1.35x
  1     Westgate Plaza - Riverside, CA            6,700,000        80%             1.20x(2)
  1     Garden Ridge Kennesaw                     6,493,615        70%             1.20x(3)
  1     Garden Ridge Norcross                     6,493,615        70%             1.20x(3)
  1     Whisper Lakes                             5,750,000        90%             1.10x(4)
  2     Timbers Apartments                        2,980,000        80%             1.25x(5)
  2     The Village Apartments                    2,575,200        80%             1.30x(5)

----------
(1)  Direct and indirect equity owners of the borrower may pledge their ownership interests as collateral without being subject to a loan-to-value or debt service coverage ratio test

(2)  Not permitted prior to 6 months after origination.

(3)  Not permitted prior to 12 months after origination.

(4)  Not permitted prior to 24 months after origination.

(5)  Such aggregate DSCR is required for the trailing 12 months and projected for the following 12 months.

     While a mezzanine lender has no security interest in or rights to the mortgaged real property securing the related mortgage borrower's mortgage loan, a default under a mezzanine loan could cause a change in control in the related mortgage borrower as a result of the realization on the pledged ownership interests by the mezzanine lender. See "Risk Factors--Risks Relating to the
Mortgage Loans--A Borrower's Other Loans May Reduce the Cash Flow Available to
the Mortgaged Real Property Which May Adversely Affect Payment on Your
Certificates; Mezzanine Financing Reduces a Principal's Equity in, and Therefore
Its Incentive to Support, a Mortgaged Real Property" in this offering prospectus.

     Unsecured and Other Debt. The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property. Therefore, under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real

                                      107

property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not prohibited from incurring additional debt.

     In addition, in the case of the Park La Brea Apartments trust mortgage loan, which represents approximately 8.4% of the initial mortgage pool balance and approximately 49.1% of the initial loan group 2 balance, the related mortgage loan documents also allow the mortgagor to issue preferred equity interests in any entity owning a direct or indirect interest in the mortgagor, subject to and in accordance with the terms of the mortgage loan documents
(including the satisfaction of the requirement that the preferred equity investment is at all times held by a permitted mezzanine loan lender).

     In addition to the foregoing kinds of additional debt a borrower may have incurred, we are aware that in the case of four (4) mortgage loans, representing approximately 2.1% of the initial mortgage pool balance, the related borrowers have incurred, or are expressly permitted to incur, subordinate unsecured indebtedness other than trade payables or indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property, in each case as identified in the table below.

                                                                                      MAXIMUM
                                        MORTGAGE LOAN   AMOUNT OF UNSECURED DEBT   COMBINED LTV      MINIMUM
 LOAN                                    CUT-OFF DATE           INCURRED/              RATIO      COMBINED DSCR
GROUP      MORTGAGED PROPERTY NAME         BALANCE              PERMITTED            PERMITTED      PERMITTED
-----   -----------------------------   -------------   ------------------------   ------------   -------------

  2     Mansions at Technology Park      $41,000,000               (1)                  N/A            N/A
  1     Warwick Hotel Seattle            $27,959,095       Up to $4,000,000(1)          N/A            N/A
  1     Hampton Inn & Suites - Fresno    $11,080,000         Up to $300,000             N/A            N/A
  1     Wynhaven-Hollister Apartments    $14,950,000            $789,158                N/A            N/A

(1)  Not yet incurred.

     Except as disclosed under this "--Additional and Other Financing"
subsection, we have not been able to confirm whether the respective borrowers under the mortgage loans have any other debt outstanding. We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

     Zoning and Building Code Compliance. In connection with the origination of each mortgage loan, the related originator examined whether the use and operation of the mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower. In some cases, a certificate of occupancy was not available. Where the property as currently operated is a permitted nonconforming use and/or structure, an analysis was generally conducted as to--

     o    the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form; and

     o    whether existing replacement cost hazard insurance or, if necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

          1.   to satisfy the entire mortgage loan; or

          2.   taking into account the cost of repair, to pay down the mortgage loan to a level that the remaining collateral would be adequate security for the remaining loan amount.

     Notwithstanding the foregoing, we cannot assure you, however, that any such analysis, or that the above determinations, were made in each and every case.

                                      108

     Lockboxes. Ninety-five (95) mortgage loans, representing approximately
67.5% of the initial mortgage pool balance (92 mortgage loans in loan group 1, representing approximately 70.7% of the initial loan group 1 balance and three
(3) mortgage loans in loan group 2, representing approximately 52.4% of the initial loan group 2 balance), generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

     o    LOCKBOXES IN EFFECT ON THE DATE OF CLOSING. Income (or a portion thereof sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the lender, or both the borrower and the lender, except that with respect to multifamily properties, income is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter" receipts are deposited into the lockbox account by the manager, while credit card receivables are deposited directly into a lockbox account. In the case of such lockboxes, funds deposited into the lockbox account are disbursed either--

          1.   in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits; or

          2.   to the borrower on a daily or other periodic basis, until the occurrence of a triggering event, following which the funds will be disbursed to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits.

          In some cases, the lockbox account is currently under the control of both the borrower and the lender, to which the borrower will have access until the occurrence of the triggering event, after which no such access will be permitted. In other cases, the related loan documents require the borrower to establish the lockbox but each account has not yet been established.

          For purposes of this offering prospectus, a lockbox is considered to be a "hard" lockbox when income from the subject property is paid directly into a lockbox account controlled by the lender. A lockbox is considered to be a "soft" lockbox when income from the subject property is paid into a lockbox account controlled by the lender, by the borrower or a property manager that is affiliated with the borrower.

     o    SPRINGING LOCKBOX. Income is collected by or otherwise accessible to the borrower until the occurrence of a triggering event, following which a lockbox of the type described above is put in place, from which funds are disbursed to a lender controlled account and used to pay, among other things, debt service payments, taxes and insurance and reserve account deposits. Examples of triggering events may include:

          1.   a decline by more than a specified amount, in the net operating income of the related mortgaged real property; or

          2.   a failure to meet a specified debt service coverage ratio; or

          3.   an event of default under the mortgage.

     For purposes of this offering prospectus, a springing lockbox is an account, which may be a hard or soft lockbox, that is required to be established by the borrower upon the occurrence of a trigger event.

     The 94 mortgage loans referred to above provide for lockbox accounts as follows:

                                      109

                                                               % OF
                                   NUMBER                     INITIAL             % OF INITIAL             % OF INITIAL
                                     OF                      MORTGAGE             LOAN GROUP 1             LOAN GROUP 2
                                  MORTGAGE                     POOL     GROUP 1     PRINCIPAL    GROUP 2     PRINCIPAL
         LOCKBOX TYPE*              LOANS       BALANCE       BALANCE    COUNT       BALANCE      COUNT      BALANCE
-------------------------------   --------   -------------   --------   -------   ------------   -------   ------------

Hard                                  54     1,746,008,124     37.8%       54         45.6%          0          0.0%
None at Closing, Springing Hard       31     1,077,068,283     23.3        30         18.0           1         49.1
Soft at Closing, Springing Hard        6       210,750,000      4.6         6          5.5           0          0.0
Soft                                   4        85,579,522      1.9         2          1.5           2          3.4
                                     ---                       ----       ---         ----         ---         ----
                                      95                       67.5%       92         70.7%          3         52.4
                                     ===                       ====       ===         ====         ===         ====

*    Includes lockboxes required to be in effect on the date of closing but not yet established. In certain cases the loan documents require that the related lockbox be established within a specified period following the loan closing date.

     Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage--

     o    hazard insurance in an amount that generally is, subject to an approved deductible, at least equal to the lesser of--

          1.   the outstanding principal balance of the mortgage loan; and

          2.   the full insurable replacement cost or insurable value of the improvements located on the insured property;

     o    if any portion of the improvements on the property was in an area identified in the federal register by the Federal Emergency Management
          Agency as having special flood hazards, flood insurance meeting the requirements of the Federal Insurance Administration guidelines, in an amount that is equal to the least of--

          1.   the outstanding principal balance of the related mortgage loan;

          2.   the full insurable replacement cost or insurable value of the improvements on the insured property; and

          3.   the maximum amount of insurance available under the National
               Flood Insurance Act of 1968;

     o    commercial general liability insurance against claims for personal and bodily injury, death or property damage; and

     o    business interruption or rent loss insurance.

     Certain mortgage loans permit a borrower to satisfy its insurance coverage requirement by permitting its tenant to self-insure (including with respect to terrorism insurance coverage).

     In general, the mortgaged real properties for the mortgage loans, including those properties located in California, are not insured against earthquake risks. In the case of those properties located in California, other than those that are manufactured housing communities or self storage facilities, a third-party consultant conducted seismic studies to assess the probable maximum loss for the property. Except as indicated in the following paragraph, none of the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 19% of the estimated replacement cost of the improvements.

                                      110

     In the case of one (1) mortgage loan (loan number 58), representing approximately 0.4% of the initial mortgage pool balance and approximately 0.5%
of the initial loan group 1 balance, a seismic study report performed on the related mortgaged real property concluded that it was likely to experience a probable maximum loss of approximately 29% of the estimated replacement cost of the improvements. The related loan documents require the borrower to obtain earthquake insurance.

     Each master servicer (with respect to each of the mortgage loans serviced by it, including those of such mortgage loans that have become specially serviced mortgage loans), and the special servicer, with respect to related REO
Properties, will be required to use reasonable efforts, consistent with the
Servicing Standard, to cause each borrower to maintain, or if the borrower does not maintain, the applicable master servicer will itself maintain, to the extent available at commercially reasonable rates and that the trustee has an insurable interest therein, for the related mortgaged real property, all insurance required by the terms of the loan documents and the related mortgage.

     Where insurance coverage at the mortgaged real property for any mortgage loan(other than the Park La Brea Apartments Trust Mortgage Loan) is left to the lender's discretion, the master servicers will be required to exercise such discretion in accordance with the Servicing Standard, and to the extent that any mortgage loan so permits, the related borrower will be required to exercise its efforts to obtain insurance from insurers which have a minimum claims-paying ability rating of at least "A3" by Moody's and "A" by S&P (or the obligations of which are guaranteed or backed by a company having such claims-paying ability), and where insurance is obtained by a master servicer, such insurance must be from insurers that meet such requirements. In addition to the foregoing, neither master servicer will be required to cause to be maintained, or to itself obtain and maintain, any earthquake or environmental insurance policy unless a policy providing such coverage was in effect either at the time of the origination of the related mortgage loan or at the time of initial issuance of the certificates.

     In some cases, however, insurance may not be available from insurers that are rated by either of Moody's or S&P. In that case, the applicable master servicer or the special servicer, as the case may be, will be required to use reasonable efforts, consistent with the servicing standard, to cause the borrower to maintain, or will itself maintain, as the case may be, insurance with insurers having the next highest ratings that are offering the required insurance at commercially reasonable rates.

     Various forms of insurance maintained with respect to any of the mortgaged real properties for the mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the mortgage loans in the trust. See "Risk Factors--Risks Related to the Mortgage Loans--The Absence or
Inadequacy of Insurance Coverage on the Property May Adversely Affect Payments
on Your Certificates" in this offering prospectus and "Risk Factors--Lack of
Insurance Coverage Exposes a Trust to Risk for Particular Special Hazard Losses"
in the accompanying base prospectus.

     With limited exception, the mortgage loans generally provide that insurance and condemnation proceeds are to be applied either--

     o    to restore the mortgaged real property; or

     o    towards payment of the mortgage loan.

     If any mortgaged real property (other than the Park La Brea Apartments
Mortgaged Property) is acquired by the trust through foreclosure, deed in lieu of foreclosure or otherwise following a default on the related mortgage loan, the special servicer will be required to maintain for that property generally the same types of insurance policies providing coverage in the same amounts as were previously required under the related mortgage loan. The special servicer will not be required to obtain any insurance for an REO Property that was

                                      111

previously required under the related mortgage if (a) such insurance is not available at any rate; or (b) as determined by the special servicer following due inquiry conducted in a manner consistent with the Servicing Standard and subject to the rights of and consultation with the controlling class representative, such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties in similar locales.

     The master servicers and the special servicer may each satisfy their obligations regarding maintenance of the hazard insurance policies referred to in this offering prospectus by maintaining a blanket insurance policy or a master force-placed insurance policy insuring (or entitling the applicable party to obtain insurance) against hazard losses on all of the mortgage loans for which they are responsible. If any blanket insurance policy maintained by a master servicer or the special servicer contains a deductible clause, however, the applicable master servicer or the special servicer, as the case may be, will be required, in the event of a casualty covered by that policy, to pay out of its own funds all sums that--

     o    are not paid because of the deductible clause; and

     o    would have been paid if an individual hazard insurance policy referred to above had been in place.

     The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan. It is expected that each title insurer will enter into co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry. Subject to standard exceptions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the certificateholders for claims made against the trustee regarding the priority and validity of the borrower's title to the subject mortgaged real property.

     The Series 2006-LDP8 Pooling and Servicing Agreement imposes generally similar but not identical requirements on the Series 2006-LDP8 Master Servicer and the Series 2006-LDP8 Special Servicer with respect to maintaining insurance with respect to the Park La Brea Apartments Loan Combination and any Park La
Brea Apartments REO Property.

ASSESSMENTS OF PROPERTY CONDITION

     Property Inspections. Except as indicated in the following paragraph, all of the mortgaged real properties for the mortgage loans were inspected in connection with the origination or acquisition of the related mortgage loan to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the offered certificates, except in such cases where adequate reserves have been established.

     Appraisals. All of the mortgaged real properties for the mortgage loans, were appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute in accordance with the Federal Institutions Reform, Recovery and Enforcement Act of 1989. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The resulting appraised values are shown on Annex A-1 to this offering prospectus.

     Environmental Assessments. A third-party environmental consultant conducted a Phase I environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all but one (1) of the mortgaged real properties (loan number 132)
securing the mortgage loans during the 12-month period ending on the cut-off date.

                                      112

     In the case of seven (7) mortgaged real properties (loan numbers 22, 72.04,
76, 114, 168, 120, 258), representing approximately 1.4% of the initial mortgage pool balance (five (5) mortgage loans in loan group 1, representing approximately 1.3% of the initial loan group 1 balance, and two (2) mortgage loans in loan group 2, representing approximately 1.8% of the initial loan group
2 balance), a third-party consultant also conducted a Phase II environmental site assessment of each such mortgaged real property.

     The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

     If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan or at a nearby property with potential to affect a mortgaged real property, then one of the following occurred:

     o    an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

     o    an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation; or

     o    those conditions were remediated or abated prior to the closing date;
          or

     o    a letter was obtained from the applicable regulatory authority stating that no further action was required; or

     o    an environmental insurance policy (which may not be for the primary benefit of a secured lender) was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation; or

     o    in those cases where an offsite property is the location of a leaking underground storage tank or groundwater or soil contamination, a responsible party has been identified under applicable law, and generally either--

          1.   that condition is not known to have affected the mortgaged real property; or

          2.   the responsible party has either received a letter from the applicable regulatory agency stating no further action is
               required, established a remediation fund, engaged in responsive remediation, or provided an indemnity or guaranty to the
               borrower; or

          3.   an environmental insurance policy was obtained (which may not be for the primary benefit of a secured lender).

     In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

     o    the establishment of an operation and maintenance plan to address the issue, or

                                      113

     o    in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

     In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation. This could result in a claim for damages by any party injured by that condition. In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

     In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan, because a responsible party with respect to that condition had already been identified.
There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

     In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan required the related borrower generally:

     o    to carry out the specific remedial measures prior to closing;

     o    carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject mortgage loan, deposit with the lender a cash reserve in an amount generally equal to
          100% to 125% of the estimated cost to complete the remedial measures;
          or

     o    to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

     Some borrowers under the mortgage loans may not have satisfied or may not satisfy all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will be implemented or if implemented, will continue to be complied with.

     In some cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that--

     o    the mortgaged real property had not been affected or had been minimally affected,

     o    the potential for the problem to affect the mortgaged real property was limited, or

     o    a person responsible for remediation had been identified.

     The information provided by us in this offering prospectus regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

     o    us,

     o    any of the other parties to the pooling and servicing agreement,

     o    any of the mortgage loan sellers,

     o    any of the underwriters, or

     o    the affiliates of any of these parties.

                                      114

     There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

     In the case of one mortgage loan (loan number 132), representing approximately 0.2% of the initial mortgage pool balance and 0.2% of the initial loan group 1 balance, the Phase II environmental assessment recommends that a certain tenant's status in a dry cleaning solvent cleanup program sponsored by the Florida Department of Environmental Protection. If higher levels of contamination are discovered when the Florida Department of Environmental
Protection begins to address the contamination associated with the on-site dry cleaner, the site may cease to be eligible for assistance under the program, resulting in an increase in costs associated with remediation of up to $150,000.

     See "Risk Factors--Risks Related to the Mortgage Loans--Lending on
Income-Producing Real Properties Entails Environmental Risks" in this offering prospectus.

     Engineering Assessments. Except as indicated in the following paragraph, in connection with the origination of the mortgage loans, a licensed engineer inspected the related mortgaged real properties to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting engineering reports were prepared:

     o    in the case of 335 mortgaged real properties, representing security for approximately 0.1% of the initial mortgage pool balance (281 mortgaged real properties securing mortgage loans in loan group 1, and representing approximately 2% of the initial loan group 1 balance, and
          48 mortgaged real properties securing mortgage loans in loan group 2, and representing approximately 100% of the initial loan group 2 balance), during the 12-month period preceding the cut-off date, and

     o    in the case of 12 mortgaged real properties, representing security for approximately 1.5% of the initial mortgage pool balance and approximately 1.8% of the initial loan group 1 balance, during the
          14-month period preceding the cut-off date.

     In the case of one (1) mortgaged real property, representing security for one (1) mortgage loan (loan number 173), which represents approximately 0.1% of the initial mortgage pool balance and approximately 0.2% of the initial loan group 1 balance, no engineering assessment of the related mortgaged real property was performed in connection with the origination of the mortgage loan.

     The resulting reports indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. Generally, with respect to a majority of the mortgaged real properties, where the engineer's recommended repairs, corrections or replacements were deemed material by the related originator, the related borrowers were required to carry out the necessary repairs, corrections or replacements, and in some instances, to establish reserves, generally in an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention.

ASSIGNMENT OF THE MORTGAGE LOANS

     We will acquire the mortgage loans directly from the sponsors. As a result, the sponsors are the "mortgage loan sellers" with respect to the series 2006-4 securitization transaction.

     On or before the date of initial issuance of the offered certificates, each mortgage loan seller will transfer its mortgage loans to us, and we will then transfer all the mortgage loans to the issuing entity. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

                                      115

     In connection with the foregoing transfers, the related mortgage loan seller will be required to deliver the following documents, among others, to the trustee with respect to each of the mortgage loans (other than the Park La Brea
Apartments Trust Mortgage Loan)--

     o    either:

          1.   the original promissory note, endorsed without recourse to the order of the trustee or in blank; or

          2.   if the original promissory note has been lost, a copy of that note, together with a lost note affidavit and indemnity;

     o    the original or a copy of the related mortgage instrument, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

     o    the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

     o    either:

          1.   a completed assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for completion of the assignee's name and address if delivered in blank and except for missing recording information; or

          2.   a certified copy of that assignment as sent for recording;

     o    either:

          1.   a completed assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in
               recordable form except for completion of the assignee's name and address if delivered in blank and except for missing recording information; or

          2.   a certified copy of that assignment as sent for recording;

     o    an original or copy of the lender's policy or certificate of title insurance or, if a title insurance policy has not yet been issued or located, a commitment for title insurance, which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

     o    in those cases where applicable, the original or a copy of the related ground lease;

     o    originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the related mortgage instrument or promissory note have been consolidated or modified or the subject mortgage loan has been assumed; and

     o    a copy of any related letter of credit (the original of which will be required to be delivered to the applicable master servicer),

                                      116

provided that mortgage loan seller may deliver certain documents, including those identified in the third, fourth and fifth bullets, within the 30-day period following the date of issuance of the offered certificates.

     In the case of the Park La Brea Apartments Trust Mortgage Loan, the related mortgage loan seller will be required to deliver to the trustee only the related original mortgage note, together with a copy of the Park La Brea Apartments
Intercreditor Agreement and the Series 2006-LDP8 pooling and servicing agreement.

     The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the mortgage loans, in trust for the benefit of the certificateholders. Within a specified period of time following that delivery, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that those documents have been received. None of the trustee, either master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

     If--

     o    any of the above-described documents required to be delivered by the respective mortgage loan sellers to the trustee is not delivered or is otherwise defective in the manner contemplated by the pooling and servicing agreement; and

     o    that omission or defect materially and adversely affects the value of, or the interests of the certificateholders in, the subject loan,

then the omission or defect will constitute a material document defect as to which the certificateholders will have the rights against the applicable mortgage loan seller described below under "--Repurchases and Substitutions."

     Within a specified period following the later of--

     o    the date on which the offered certificates are initially issued; and

     o    the date on which all recording information necessary to complete the subject document is received by the trustee,

the trustee or one or more independent third-party contractors retained at the expense of the mortgage loan sellers must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in the trustee's favor described above. Because most of the mortgage loans are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

     Notwithstanding the foregoing, in the case of the mortgage loans as to which IXIS Real Estate Capital Inc. is the mortgage loan seller, the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have generally been recorded in the name of
Mortgage Electronic Registration Systems, Inc., which we refer to below as MERS, or its designee, no assignment of mortgage, assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered and instead, the related mortgage loan seller will be required to take all actions as are necessary to cause the trustee on behalf of the trust to be shown as the owner of the related mortgage loan on the records of MERS.

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REPRESENTATIONS AND WARRANTIES

     In each mortgage loan purchase agreement, the applicable mortgage loan seller has represented and warranted with respect to each mortgage loan (subject to certain exceptions specified in each mortgage loan purchase agreement), as of the date of initial issuance of the offered certificates, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

     (a)  The information relating to the mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement will be true and correct in all material respects as of the cut-off date.

     (b)  Immediately prior to its transfer and assignment of the mortgage loan, it had good title to, and was the sole owner of, the mortgage loan.

     (c)  The related mortgage instrument is a valid and, subject to the exceptions and limitations on enforceability set forth in clause (d)
          below, enforceable first priority lien upon the related mortgaged real property, prior to all other liens and there are no other liens and/or encumbrances that are pari passu with the lien of the mortgage, in any event subject, however, to the Permitted Encumbrances, which Permitted
          Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

     (d)  The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and binding obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state
          anti-deficiency or market value limit deficiency legislation. In addition, each of the foregoing documents is enforceable against the related borrower in accordance with its terms, except as enforcement may be limited by (1) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (2) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (3) public policy considerations regarding provisions purporting to provide
          indemnification for securities law violations, except that certain provisions in those documents may be further limited or rendered unenforceable by applicable law, but, subject to the limitations set forth in the foregoing clauses (1), (2) and (3), such limitations or unenforceability will not render those loan documents invalid as a whole or substantially interfere with the lender's realization of the principal benefits and/or security provided thereby.

     (e)  It has not received notice and has no actual knowledge, of any proceeding pending for the condemnation of all or any material portion of the mortgaged real property for the mortgage loan.

     (f)  There exists an American Land Title Association or equivalent form of the lender's title insurance policy (or, if the title policy has yet to be issued, a pro forma policy or a marked up title insurance commitment binding on the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy) on which the required premium has been paid, insuring the first priority lien of the related mortgage instrument or, if more than one, mortgage instruments, in the original principal amount of the mortgage loan after all advances of principal, subject only to Permitted Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related

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          mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

     (g)  The proceeds of the mortgage loan have been fully disbursed, except in those cases where the full amount of the mortgage loan has been disbursed, but a portion of the proceeds is being held in escrow or reserve accounts pending satisfaction of specific leasing criteria, repairs or other matters with respect to the related mortgaged real property, and there is no requirement for future advances under the mortgage loan.

     (h)  If the related mortgage instrument is a deed of trust, a trustee, duly qualified under applicable law, has either been properly designated and currently so serves or may be substituted in accordance with the deed of trust and applicable law.

     (i)  Except as identified in the engineering report prepared by an independent engineering consultant obtained in connection with the origination of the mortgage loan (if such a report was prepared), to its knowledge, the related mortgaged real property is in good repair and free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan, except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance.

     In addition to the above-described representations and warranties, each mortgage loan seller will also make other representations and warranties regarding the mortgage loans being sold by it to us, any of which representations and warranties may be made to such mortgage loan seller's knowledge, be made as of a date prior to the date of initial issuance of the offered certificates (such as the date of origination of the subject mortgage loan) and/or be subject to certain exceptions specified in the respective mortgage loan purchase agreement. Those other representations and warranties will cover, among other things, whether:

     o    the related borrower is obligated to be in material compliance with environmental laws and regulations;

     o    the subject mortgage loan is eligible to be included in a REMIC;

     o    there are any liens for delinquent real property taxes on the related mortgaged real property;

     o    the related borrower is the subject of bankruptcy proceedings;

     o    in the case of a leasehold mortgage loan, the related ground lease contains certain provisions for the benefit of the lender; and

     o    the related borrower is obligated to provide financial information regarding the related mortgaged real property on at least an annual basis.

REPURCHASES AND SUBSTITUTIONS

     In the case of (i) a breach of any of the loan-specific representations and warranties in any mortgage loan purchase agreement that materially and adversely affects the value of a mortgage loan or the interests of the certificateholders in that mortgage loan or (ii) a material document defect as described above under "--Assignment of the Mortgage Loans" above, the applicable mortgage loan seller, if it does not cure such breach or defect in all material respects within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a qualified substitute mortgage loan (so long as that substitution is effected prior to the second anniversary of the Closing Date) and pay any substitution shortfall amount or to repurchase the affected mortgage loan within such 90-day period at the purchase price described below; provided that, unless the

                                      119

breach or defect would cause the mortgage loan not to be a qualified mortgage within the meaning of section 860G(a)(3) of the Code, the applicable mortgage loan seller generally has an additional 90-day period to cure such breach or defect if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility. The purchase price at which a mortgage loan seller will be required to repurchase a mortgage loan as to which there remains an uncured material breach or material document defect, as described above, will be generally equal to the sum (without duplication) of--

     o    the unpaid principal balance of that mortgage loan at the time of purchase, plus

     o    all unpaid interest due and accrued with respect to that mortgage loan at its mortgage interest rate to, but not including, the due date in the collection period of purchase (exclusive of any portion of that interest that constitutes Default Interest), plus

     o    all unpaid interest accrued on Advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

     o    all unreimbursed servicing advances made under the pooling and servicing agreement (or, in the case of the Park La Brea Trust
          Mortgage Loan, all unreimbursed servicing advances allocable to the trust pursuant to the Series 2006-LDP8 Pooling and Servicing
          Agreement) with respect to that mortgage loan, plus

     o    any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the applicable master servicer, the special servicer, the trustee or the issuing entity in connection with any such purchase by a mortgage loan seller (to the extent not included in the preceding bullet), plus

     o    other Additional Trust Fund Expenses related to that mortgage loan, including special servicing fees, plus

     o    if the circumstances (which are discussed under "Servicing of the
          Mortgage Loans--Servicing and Other Compensation and Payment of
          Expenses--The Principal Recovery Fee") under which a principal recovery fee would be payable to the special servicer are present, a principal recovery fee.

     If (i) any mortgage loan is required to be repurchased or substituted for in the manner described above, (ii) such mortgage loan is then a Crossed Loan, and (iii) the applicable document defect (including any omission) or breach of a representation and warranty does not constitute a defect or breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable defect or breach, as the case may be, will be deemed to constitute a defect or breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group unless (A) the weighted average debt service coverage ratio for all the remaining related Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the weighted average debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution; and
(B) the weighted average loan-to-value ratio of the remaining related Crossed
Loans determined at the time of repurchase or substitution, based upon an appraisal obtained by the special servicer, is not greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected
Crossed Loan, at the time of repurchase or substitution. In the event that the remaining related Crossed Loans satisfy the aforementioned criteria, the mortgage loan seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related breach or defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group.

                                      120

     To the extent that the related mortgage loan seller repurchases or substitutes only for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, the special servicer, on behalf of the issuing entity, and the related mortgage loan seller must forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the
Crossed Loans held by such party, then both parties have agreed in the related mortgage loan purchase agreement to forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified to remove the threat of material impairment as a result of the exercise of remedies.

     Notwithstanding the foregoing discussion, if any mortgage loan is otherwise required to be repurchased or substituted for in the manner described above, as a result of a document defect or breach with respect to one or more mortgaged real properties that secure a mortgage loan that is secured by multiple properties, the related mortgage loan seller will not be required to effect a repurchase or substitution of the subject mortgage loan if--

     o    the affected mortgaged real property(ies) may be released or substituted pursuant to the terms of any partial release provisions in the related loan documents and such mortgaged real property(ies) are, in fact, released,

     o    the remaining mortgaged real property(ies) satisfy the requirements, if any, set forth in the loan documents and the applicable mortgage loan seller provides an opinion of counsel to the effect that such release or substitution would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on prohibited transactions or contributions after the startup day of either REMIC I or REMIC II under the Code,
          and

     o    the related mortgage loan seller obtains written confirmation from each applicable rating agency that the release or substitution will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

     Except with respect to breaches of certain representations regarding the borrower's obligation to pay certain costs (in respect of which the remedy is the payment of costs), the foregoing substitution or repurchase obligation constitutes the sole remedy available to the certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties or material document defects regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time or to fulfill any other obligations on its part that may arise. Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold to us by such mortgage loan seller, and neither we nor any of our affiliates will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties or material document defects if such mortgage loan seller defaults on its obligation to do so.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this offering prospectus of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the mortgage loans on or before the cut-off date. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this offering prospectus. We believe that the information in this offering prospectus will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued; however, the range of mortgage interest rates and

                                      121

maturities, as well as the other characteristics of the mortgage loans described in this offering prospectus, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this offering prospectus.

     A current report on Form 8-K, together with the pooling and servicing agreement, will be filed with the Securities and Exchange Commission and be available to purchasers of the offered certificates on or shortly after the date of initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                            TRANSACTION PARTICIPANTS

THE ISSUING ENTITY

     In connection with the issuance of the certificates, the issuing entity will be ML-CFC Commercial Mortgage Trust 2006-4, a common law trust created under the laws of the State of New York pursuant to the pooling and servicing agreement. ML-CFC Commercial Mortgage Trust 2006-4 is sometimes referred to in this offering prospectus and the accompanying base prospectus as the "issuing entity," the "trust" or the "trust fund." We will transfer the mortgage loans to the trust in exchange for the issuance of the certificates to us or at our direction. The trust assets will initially consist of the mortgage loans, any collections of interest or principal thereon that are allocable to the period after the cut-off date but were received on or prior to the date of initial issuance of the certificates, any related reserve or escrow funds being held pending application as of the date of initial issuance of the certificates.

     The trust's activities will be limited to the transactions and activities entered into in connection with the securitization described in this offering prospectus and, except for those activities, the trust will not be authorized and will have no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities.
Consequently, the trust will not be permitted to hold any assets, or incur any liabilities, other than those described in this offering prospectus. Because the trust will be created pursuant to the pooling and servicing agreement, the trust and its permissible activities can only be amended or modified by amending the pooling and servicing agreement. See "Description of the Governing
Documents--Amendment" in the accompanying base prospectus. The fiscal year end of the trust will be December 31.

     The trust will not have any directors, officers or employees. The trustee, the master servicers and the special servicer will be responsible for administration of the trust assets, in each case to the extent of its duties expressly set forth in the pooling and servicing agreement. Those parties may perform their respective duties directly or through sub-servicers and/or agents.

     Because the trust fund will be a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the trust would be characterized as a "business trust."

THE DEPOSITOR

     We are Merrill Lynch Mortgage Investors, Inc., the depositor for the series
2006-4 securitization transaction. We will acquire the mortgage loans from the sponsors and the other mortgage loan seller and will transfer the mortgage loans to the trust. At this time, we are only engaged in the securitization of mortgage loans of the type described in the accompanying base prospectus. The accompanying base prospectus contains a more detailed description of us under the heading "The Depositor".

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THE SPONSORS

     General. Merrill Lynch Mortgage Lending, Inc. ("MLML"), Countrywide
Commercial Real Estate Finance, Inc. ("CRF"), IXIS Real Estate Capital Inc.
("IXIS") and PNC Bank, National Association ("PNC Bank") will act as co sponsors with respect to the series 2006 4 securitization transaction.

     We will acquire the mortgage loans that we intend to include in the trust fund directly from the sponsors. Set forth below is information regarding the total number and cut off date principal balance of the mortgage loans that we will acquire from each sponsor:

                                                                         % OF      % OF      % OF
                                                         AGGREGATE      INITIAL   INITIAL   INITIAL
                                          NUMBER OF    CUT-OFF DATE    MORTGAGE    LOAN      LOAN
                                          MORTGAGE       PRINCIPAL       POOL     GROUP 1   GROUP 2
                SPONSORS                    LOANS         BALANCE       BALANCE   BALANCE   BALANCE
---------------------------------------   ---------   --------------   --------   -------   -------

1. Merrill Lynch Mortgage Lending, Inc.         105   $2,397,851,335      51.9%     60.3%     11.1%
2. Countrywide Commercial Real Estate
      Finance, Inc.                             147    1,396,099,727      30.2%     31.6%     23.7%
3. IXIS Real Estate Capital Inc.                  2      512,500,000      11.1%      3.3%     49.1%
4. PNC Bank, National Association                30      311,989,047       6.8%      4.8%     16.2%
                                                284   $4,618,440,110     100.0%    100.0%    100.0%
                                                ---   --------------     -----     -----     -----

     Except as described below, each mortgage loan that we intend to include in the trust fund was originated by one of the following parties: (a) the sponsor that is selling that mortgage loan to us; (b) an affiliate of that sponsor; or
(c) a correspondent in that sponsor's conduit lending program that originated the subject mortgage loan under the supervision of, and specifically for sale to, that sponsor.

     Merrill Lynch Mortgage Lending, Inc. MLML is our affiliate and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters.
MLML has been originating and/or acquiring multifamily and commercial mortgage loans for securitization since 1994. MLML securitized, in registered public offerings, approximately: (a) $1.45 billion of multifamily and commercial mortgage loans during 2005; (b) $1.97 billion of multifamily and commercial mortgage loans during 2004; and (c) $4.83 billion of multifamily and commercial mortgage loans during 2003. For additional information regarding MLML, see "The
Sponsor" in the accompanying base prospectus.

     Countrywide Commercial Real Estate Finance, Inc. CRF is a California
corporation with its principal offices located in Calabasas, California. CRF is a wholly-owned direct subsidiary of Countrywide Capital Markets, Inc., which is a wholly-owned direct subsidiary of Countrywide Financial Corporation.
Countrywide Financial Corporation, through its subsidiaries, provides mortgage banking and diversified financial services in domestic and international markets. Founded in 1969, Countrywide Financial Corporation is headquartered in
Calabasas, California. CRF is an affiliate of Countrywide Securities
Corporation, one of the underwriters and a registered broker-dealer specializing in underwriting, buying, and selling mortgage-backed debt securities. CRF is also an affiliate of Countrywide Home Loans, Inc. ("CHL"), a New York
corporation headquartered in Calabasas, CA. CHL is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. CHL originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated or serviced by CHL are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences. CHL and its consolidated subsidiaries, including Countrywide
Servicing, service substantially all of the mortgage loans CHL originates or acquires. In addition, Countrywide Servicing has purchased in bulk the rights to service mortgage loans originated by other lenders.

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     CRF was founded in 2004 and originates, and purchases from other lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage-backed securitization ("CMBS") transactions. CRF also engages in the origination, and/or buying and selling, of mortgages and other interests related to commercial real estate for investment and other purposes.

     Neither CRF, CHL, Countrywide Servicing nor any of their affiliates services the commercial and multifamily loans that CRF originates or acquires for securitization in CMBS transactions.

     The table below indicates the size and growth of CRF's commercial mortgage loan origination program:

        COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN ORIGINATION (IN MILLIONS)

                                           THROUGH
                       2004      2005     6/7/2006      TOTAL
                      ------   --------   --------   --------
Fixed Rate Loans      $355.3   $3,552.5     $752.4   $4,660.2
Floating Rate Loans   $ --     $  395.2     $140.2   $  535.4
                      ------   --------     ------   --------
   TOTAL              $355.3   $3,947.7     $892.6   $5,195.6

     CRF's Securitization Program. CRF originates multifamily and commercial mortgage loans throughout the United States since 2004 and may potentially originate abroad. CRF originates both fixed and floating rate multifamily and commercial mortgage loans. To date, substantially all of the multifamily and commercial mortgage loans contributed to commercial mortgage securitizations by
CRF have been originated, directly or through correspondents, by CRF.

     In the normal course of its securitization program, CRF, may also acquire multifamily and commercial mortgage loans from various third party originators.
These mortgage loans may have been originated using underwriting guidelines not established by CRF. The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

     CRF may also originate multifamily and commercial mortgage loans in conjunction with third-party correspondents and, in those cases, the third-party correspondents may perform the underwriting based on various criteria established or reviewed by CRF, and CRF would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

     In connection with its commercial mortgage securitization transactions, CRF generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity for the related securitization. The issuing entity issues commercial mortgage pass-through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

     CRF and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. Neither CRF nor any of its affiliates acts as servicer of any multifamily or commercial mortgage loan in the commercial mortgage securitizations for which it contributes these loans. Instead, CRF and/or the applicable depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund established with respect to a series of offered certificates.

     In connection with CRF contributing mortgage loans to a commercial mortgage securitization transaction, CRF may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

     o    deliver various specified loan documents;

     o    file and/or record or cause a third party to file and/or record on its behalf various specified loan documents and assignments of those documents; and

                                      124

     o    make various loan-specific representations and warranties.

     If it is later determined that any mortgage asset contributed by CRF fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then after being notified, CRF will generally have an obligation to cure the subject defect, omission or breach or to repurchase or, under certain circumstances, substitute for the subject mortgage asset.

     The table below indicates the size and growth of CRF's commercial mortgage loan securitization program:

    COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN SECURITIZATION/SALE (IN MILLIONS)

                                          Through
                       2004     2005     6/7/2006     TOTAL
                      -----   --------   --------   --------
Fixed Rate Loans      $58.0   $3,088.0   $1,022.4   $4,168.4
Floating Rate Loans    --        436.6       82.0      518.6
                      -----   --------   --------   --------
   TOTAL              $58.0   $3,524.7   $1,104.4   $4,687.1

     CRF's Underwriting Standards. Set forth below is a discussion of certain general underwriting guidelines of CRF with respect to multifamily and commercial mortgage loans originated by CRF. The underwriting guidelines described below may not apply to multifamily and commercial mortgage loans acquired by CRF from third party originators.

     Notwithstanding the discussion below, given the unique nature of income-producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--CRF's Underwriting
Standards" section.

     1. LOAN ANALYSIS. CRF performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third-party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single-purpose entities, although exceptions may be made from time to time on a case-by-case basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, a current rent roll, a budget and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances, CRF's underwriting staff and/or legal counsel will review leases of significant tenants. CRF may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. CRF generally requires third-party appraisals, as well as environmental reports, building condition reports and, if applicable, seismic reports. Each report is reviewed for acceptability by a CRF staff member or a third-party reviewer. The results of these reviews are incorporated into the underwriting report.

     2. LOAN APPROVAL. Prior to commitment, all multifamily and commercial mortgage loans to be originated by CRF must be approved by the CRF credit committee, which is comprised of representatives of CRF and its affiliates. The requirements of the committee vary by loan size. The committee may approve a mortgage loan as presented, request additional due diligence, modify the loan terms or decline a loan transaction.

                                      125

     3. DEBT SERVICE COVERAGE RATIO. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make debt service payments on the loan.
Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, CRF will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income, net of operating expenses and capital expenditures, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

     o    the sum of the scheduled payments of principal and/or interest during that given period required to be paid (i) on the subject mortgage loan under the related loan documents and (ii) on any other loan that is secured by a lien of senior or equal priority on the related real property collateral.

     However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

     For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, CRF may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

     o    the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

     o    the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

     o    the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

     o    the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

     o    assumptions regarding the probability of renewal of particular leases and/or the re-leasing of certain space at the subject real property collateral and the anticipated effect on capital and re-leasing expenditures; and

     o    various additional lease-up assumptions and other assumptions regarding the payment of rent not currently being paid.

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     There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

     Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or greater than 1.20:1 (subject to the discussion under "--Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20:1 based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF's judgment of improved property performance in the future and/or other relevant factors. In addition, CRF may originate a multifamily loan on a property in what is considered by CRF to be a strong market at a debt service coverage ratio that is lower than 1.20:1.

     4. LOAN-TO-VALUE RATIO. CRF also looks at the loan-to-value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the sum of the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

     o    the estimated as-is or as-stabilized value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     Generally, the loan-to-value ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or less than 81% (subject to the discussion under "--Additional Debt" below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a loan-to-value ratio above 81% based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF or the appraiser's judgment of improved property performance in the future and/or other relevant factors.

     5. ADDITIONAL DEBT. When underwriting a multifamily or commercial mortgage loan, CRF will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that CRF or an affiliate will be the lender on that additional debt.

     The debt service coverage ratio described above under "--Debt Service
Coverage Ratio" and the loan-to-value ratio described above under
"--Loan-to-Value Ratio" may be below 1.20:1 and above 81%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

     6. ASSESSMENTS OF PROPERTY CONDITION. As part of the underwriting process,
CRF will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis, CRF may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

     (a) Appraisals. CRF will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute, a membership association of professional real estate appraisers. In addition, CRF will

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generally require that those appraisals be conducted in accordance with the
Uniform Standards of Professional Appraisal Practices developed by The Appraisal
Foundation, a not-for-profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the Financial Institutions Reform, Recovery and
Enforcement Act of 1989 were followed in preparing the appraisal. In some cases, however, CRF may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     (b) Environmental Assessment. CRF may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant,
CRF may utilize an update of a prior environmental assessment or a desktop review. Alternatively, CRF might forego an environmental assessment in limited circumstances, such as when it requires the borrowers or its principal to obtain an environmental insurance policy or an environmental guarantee. Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when CRF or the environmental consultant believes that such an analysis is warranted under the circumstances.

     Depending on the findings of the initial environmental assessment, CRF may require additional record searches or environmental testing, such as a Phase II environmental assessment with respect to the subject real property collateral.

     (c) Engineering Assessment. In connection with the origination process, CRF may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, CRF will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

     (d) Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
CRF may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is equal to or greater than 20% of the estimated replacement cost for the improvements at the property, CRF may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that in assessing probable maximum loss different assumptions may be used with respect to each seismic assessment, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

     7. ZONING AND BUILDING CODE COMPLIANCE. In connection with the origination of a multifamily or commercial mortgage loan, CRF will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents;
temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; zoning reports; and/or representations by the related borrower.

     Where a property as currently operated is a permitted non-conforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, CRF will analyze whether--

     o    any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

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     o    casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by CRF to be sufficient to pay off the related mortgage loan in full;

     o    the real property collateral, if permitted to be repaired or restored in conformity with current law, would in CRF's judgment constitute adequate security for the related mortgage loan; and/or

     o    to require the related borrower to obtain law and ordinance insurance
          (which may or may not be adequate to cover any potential related loss).

     8. ESCROW REQUIREMENTS. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, CRF may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. CRF conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by CRF. Furthermore, CRF may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed. In certain situations, CRF may not require any reserves or escrows.

     Notwithstanding the foregoing discussion under this "--CRF's Underwriting
Standards" section, CRF may sell mortgage loans to the depositor for inclusion in the trust fund that vary from, or do not comply with, CRF's underwriting guidelines. In addition, in some cases, CRF's and/or its affiliates may not have strictly applied these underwriting guidelines as the result of a case-by-case permitted exception based upon other compensating factors.

     IXIS Real Estate Capital Inc.

     IXIS Real Estate Capital Inc. ("IXIS RE"), is a sponsor of this transaction and one of the mortgage loan sellers. IXIS RE is an affiliate of IXIS Securities
North America Inc., one of the underwriters. IXIS RE originated and underwrote all of the mortgage loans it is selling to the depositor, which represent 11.1%
of the initial mortgage pool balance.

     IXIS RE, formerly known as CDC Mortgage Capital Inc., is a New York corporation. IXIS RE is a wholly-owned subsidiary of IXIS Capital Markets North
America Inc., which is more than a 95% owned subsidiary of IXIS North America
Inc., a wholly-owned subsidiary of IXIS Corporate & Investment Bank ("IXIS
CIB"), a fully licensed bank under French law. The executive offices of IXIS RE are located at 9 West 57th Street, New York, New York 10019, telephone number
(212) 891-6152.

     IXIS RE primarily engages in originating, purchasing and securitizing commercial and residential mortgage loans. IXIS RE also provides warehouse and repurchase financing to mortgage lenders and purchases closed, first- and subordinate-lien residential mortgage loans for securitization or resale, or for its own investment. IXIS CIB and its affiliates are engaged in a wide range of banking and investment banking activities in France and internationally.

     IXIS RE's Commercial Real Estate Securitization Program

     IXIS RE's primary business is the underwriting and origination of mortgage loans secured by commercial or multifamily properties for IXIS RE's securitization program. Substantially all mortgage loans originated by IXIS RE are sold to securitizations as to which IXIS RE acts as a mortgage loan seller.
IXIS RE, with its commercial mortgage lending affiliates and predecessors, began originating commercial mortgage loans for securitization in 1999 and securitizing commercial mortgage loans in 1998. As of December 31, 2005, the total amount of commercial mortgage loans originated and securitized by IXIS RE and its predecessors is in excess of

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$7 billion. In its fiscal year ended December 31, 2005, IXIS RE securitized in excess of $2.8 billion of commercial mortgage loans.

     IXIS RE's annual commercial mortgage loan originations have grown from approximately $870 million in 1999 to approximately $3.4 billion in 2005. The commercial mortgage loans originated by IXIS RE include both fixed- and floating-rate loans and both smaller "conduit" loans and large loans. IXIS RE primarily originates loans secured by retail, office, multifamily, hospitality, industrial and self storage properties, but also originates loans secured by manufactured housing communities, theaters, land subject to a ground lease and mixed use properties. IXIS RE originates loans in every state.

     IXIS RE originates or acquires mortgage loans and, together with other sponsors or mortgage loan sellers, participates in the securitization of those loans by transferring them to a depositor, which in turn transfers them to the issuing entity for the securitization. In coordination with its affiliate, IXIS
Capital Markets North America Inc., and with other underwriters, IXIS RE works with rating agencies, investors, mortgage loan sellers and servicers in structuring the securitization transaction. IXIS RE currently acts as sponsor and mortgage loan seller in transactions in which other entities act as sponsors, mortgage loan sellers and/or depositors. Neither IXIS RE nor any of its affiliates currently act as servicer of the mortgage loans in its securitization.

     IXIS RE's Underwriting Standards

     Loan Analysis and Approval. Conduit mortgage loans originated by IXIS RE will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstance surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific loan. The underwriting criteria are general, and in many cases exceptions to one or more of these guidelines may be approved.
Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

     The IXIS RE credit underwriting team for each mortgage loan is required to conduct a review of the related mortgaged property, generally including an analysis of the historical property operating statements, rent rolls, current and historical real estate taxes, and a review of tenant leases. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the loan. This analysis generally includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the IXIS RE underwriting team visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators. As part of its underwriting procedures, IXIS RE also generally performs the procedures and obtains the third party reports or other documents described in this offering prospectus under "Description of the Mortgage
Pool--Additional Loan and Property Information--Zoning and Building Code
Compliance" and "Assessments of Property Condition."

     Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from IXIS RE and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms, or reject a mortgage loan.

     Debt Service Coverage Ratio and Loan-to-Value Ratio. IXIS RE's underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum loan-to-value ratio of 80%. However, these requirements constitute solely guidelines, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, IXIS may originate a mortgage loan with a lower debt service coverage ratio or higher loan-to-value ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees, IXIS RE's

                                       130

judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by IXIS there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher loan-to-value ratio, if such subordinate or mezzanine debt is taken into account.

     The debt service coverage ratio guidelines set forth above are calculated based on underwritten net cash flow at origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this offering prospectus and Annex A-1 hereto may differ from the amount calculated at the time of origination. In addition, IXIS RE's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage
Pool" in this offering prospectus.

     Escrow Requirements. IXIS RE often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio tests are not satisfied.
In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. IXIS RE conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by IXIS RE.

     PNC Bank, National Association.

     PNC Bank, National Association, a national banking association ("PNC
Bank"), is a sponsor and one of the mortgage loan sellers. PNC Bank is an affiliate of Midland Loan Services, Inc., which is one of the master servicers, and of PNC Capital Markets LLC, one of the underwriters.

     PNC Bank is a wholly owned indirect subsidiary of The PNC Financial
Services Group, Inc., a Pennsylvania corporation ("PNC Financial") and is PNC
Financial's principal bank subsidiary. As of December 31, 2005, PNC Bank,
National Association had total consolidated assets representing 89.9% of PNC
Financial's consolidated assets. PNC Bank's business is subject to examination and regulation by United States federal banking authorities. Its primary federal bank regulatory authority is the Office of the Comptroller of the Currency. PNC
Financial and its subsidiaries offer a wide range of commercial banking, retail banking and trust and asset management services to its customers. The principal office of PNC Bank is located in Pittsburgh, Pennsylvania.

     PNC Bank originates and purchases commercial and multifamily mortgage loans for securitization or resale. PNC Bank originated all of the mortgage loans it is selling to the Depositor..

     PNC Bank's Commercial Real Estate Securitization Program.

     PNC Bank and a predecessor entity have been active as participants in the securitization of commercial mortgage loans since 1996. In April 1998, PNC Bank formed Midland Loan Services, Inc., which acquired the businesses and operations of Midland Loan Services, L.P. ("Midland LP"). The acquisition of Midland LP led to the combination of the separate origination and securitization operations of
PNC Bank and Midland LP. The predecessor Midland LP operation began originating mortgage loans for securitization in 1994 and participated in its first securitization in 1995, while the predecessor PNC Bank operation began originating mortgage loans for securitization in 1996 and participated in its first securitization in 1996.

     PNC Bank originates or acquires mortgage loans and, together with other sponsors or loan sellers, participates in the securitization of those loans by transferring them to a depositor, which in turn transfers them to the issuing entity for the securitization. In coordination with its affiliate, PNC Capital
Markets LLC, and with

                                      131

other underwriters, PNC Bank works with rating agencies, investors, loan sellers and servicers in structuring the securitization transaction. In a typical securitization that includes PNC Bank loans, its affiliate Midland Loan
Services, Inc. generally is the primary servicer of the PNC Bank loans and in addition, Midland Loan Services, Inc. is often appointed master servicer and/or the special servicer of a portion or all of the pooled loans. PNC Bank currently acts as sponsor and mortgage loan seller in transactions in which other entities act as sponsors, loan sellers and/or depositors. Prior to April 2001, PNC Bank was a mortgage loan seller in multiple-seller transactions in which entities affiliated with PNC Bank acted as the depositors.

     As of September 30, 2006, the total amount of commercial and multifamily mortgage loans originated by PNC Bank for securitization since the acquisition of the Midland LP securitization program in April 1998 was approximately $11.8 billion (all amounts set forth in this paragraph are aggregate original principal balances), of which PNC Bank included approximately $11.6 billion in approximately 40 securitizations as to which PNC Bank acted as sponsor or loan seller, and approximately $1.4 billion of such loans were included in securitizations in which Merrill Lynch Mortgage Investors, Inc. acted as the depositor. In its fiscal year ended December 31, 2005, PNC Bank originated over
$3.1 billion in commercial and multifamily mortgage loans for securitization, of which approximately $3.0 billion was included in securitizations in which unaffiliated entities acted as depositors. By comparison, in fiscal year 1999, the year after the acquisition of Midland LP, PNC Bank originated approximately
$743 million in such loans for securitization.

     The commercial mortgage loans originated for securitization by PNC Bank have, to date, consisted entirely of fixed-rate loans secured primarily by multifamily, office, retail, industrial, hotel, manufactured housing and self-storage properties. PNC Bank does not have distinct small- or large-loan programs, but rather originates and securitizes under a single program (which is the program under which PNC Bank originated the mortgage loans that will be deposited into the transaction described in this offering prospectus).

     Servicing. Since the acquisition of Midland LP in 1998, PNC Bank has contracted with its wholly-owned subsidiary Midland Loan Services, Inc. for servicing the mortgage loans it originates prior to their securitization.
Midland Loan Services, Inc. will act as a master servicer in this transaction.
See "Transaction Participants--The Master Servicers" in this offering prospectus for more information.

     PNC Bank's Underwriting Standards

     General. Conduit mortgage loans originated for securitization by PNC Bank will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific mortgage loan. The underwriting criteria below are general, and in many cases exceptions may be approved to one or more of these guidelines. Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

     Loan Analysis. The PNC Bank credit underwriting team for each mortgage loan is comprised of real estate professionals of PNC Bank. The underwriting team for each mortgage loan is required to conduct a review of the related mortgaged property, generally including an analysis of the historical property operating statements, if available, rent rolls, current and historical real estate taxes, and a review of tenant leases. The review includes a market analysis which includes a review of supply and demand trends, rental rates and occupancy rates.
The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the loan.
This analysis generally includes a review of historical financial statements
(which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the PNC
Bank underwriting team (or someone on its behalf) visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators. As part of its

                                      132

underwriting procedures, PNC Bank also generally performs the procedures and obtains the third party reports or other documents described in this offering prospectus under "Description of the Mortgage Pool--Assessments of Property
Condition", "--Appraisals", "--Environmental Assessments", and "--Engineering
Assessments".

     Loan Approval. Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from PNC Bank.
The loan committee may either approve a mortgage loan as recommended, request additional due diligence and/or modify the terms, or reject a mortgage loan.

     Debt Service Coverage Ratio and LTV Ratio. PNC Bank's underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum LTV Ratio of 80%. However, these requirements constitute solely a guideline, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, PNC Bank may originate a mortgage loan with a lower debt service coverage ratio or higher LTV
Ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees, PNC Bank's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by PNC Bank there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans would have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt were taken into account.

     The debt service coverage ratio guidelines set forth above are calculated based on underwritten net cash flow at origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this offering prospectus and Annex A-1 hereto may differ from the amount calculated at the time of origination. In addition, PNC Bank's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain mortgage loans may provide for interest-only payments until maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage Pool" in this offering prospectus.

     Escrow Requirements. PNC Bank often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio or LTV Ratio tests are not satisfied. In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. PNC Bank conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by PNC Bank.

     Notwithstanding the foregoing discussion under this "--PNC Bank's
Underwriting Standards" section, PNC Bank may sell mortgage loans to the depositor for inclusion in the trust fund that vary from, or do not comply with,
PNC Bank's underwriting guidelines.

THE MASTER SERVICERS

     MIDLAND LOAN SERVICES, INC. Midland Loan Services, Inc ("Midland") will act as master servicer with respect to those mortgage loans acquired by us from PNC
Bank, National Association and IXIS Real Estate Capital Inc. and transferred by us to the trust. Certain servicing and administrative functions will also be provided by one or more primary servicers that previously serviced the mortgage loans for the applicable mortgage loan seller. Midland is also the master servicer for the Park La Brea Apartment Loan Combination under the series
2006-LDP8 pooling and servicing agreement, which governs the servicing of the
Park La Brea Apartments Loan Combination.

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     Midland is a Delaware corporation and a wholly-owned subsidiary of PNC
Bank, National Association ("PNC Bank"), which is one of the mortgage loan sellers. Midland is an affiliate of PNC Capital Markets LLC, one of the underwriters. Midland's principal servicing office is located at 10851 Mastin
Street, Building 82, Suite 700, Overland Park, Kansas 66210.

     Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-backed securities ("CMBS") by S&P, Moody's and Fitch.
Midland has received the highest rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from both S&P and
Fitch. S&P ranks Midland as "Strong" and Fitch ranks Midland as "1" for each category. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

     Midland has adopted written policies and procedures relating to its various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland's servicing agreements, including procedures for managing delinquent loans. Midland has made certain changes to its servicing policies, procedures and controls in the past three years, which address, among other things, (i) Midland's conversion to its proprietary
Enterprise!(R) Loan Management System as its central servicing and investor reporting system; and (ii) an updated disaster recovery plan.

     Midland will not have primary responsibility for custody services of original documents evidencing the mortgage loans. Midland may from time to time have custody of certain of such documents as necessary for the servicing of particular mortgage loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard.

     No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

     From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the pooling and servicing agreement. Additionally,
Midland has no actual knowledge of any proceedings contemplated by governmental authorities that it believes would have a material adverse effect on its business or its ability to service loans pursuant to the pooling and servicing agreement.

     Midland currently maintains an Internet-based investor reporting system,
CMBS Investor Insight(R), that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight through Midland's website at www.midlandls.com. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight.

     As of September 30, 2006, Midland was servicing approximately 20,688 commercial and multifamily mortgage loans with a principal balance of approximately $180.1 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada. Approximately
14,188 of such loans, with a total principal balance of approximately $121.1 billion, pertain to commercial and multifamily mortgage

                                      134

backed securities. The related loan pools include multifamily, office, retail, hospitality and other income producing properties.

     Midland has been servicing mortgage loans in commercial mortgage-backed securities transactions since 1992. The table below contains information on the size and growth of the portfolio of commercial and multifamily mortgage loans in commercial mortgaged-backed securities and other servicing transactions for which Midland has acted as master and/or primary servicer from 2003 to 2005.

PORTFOLIO GROWTH -           CALENDAR YEAR END
MASTER/PRIMARY       (APPROXIMATE AMOUNTS IN BILLIONS)
------------------   ---------------------------------
                           2003    2004    2005
                           ----    ----    ----
CMBS                        $60     $70    $104
Other                        23      28      32
                            ---     ---    ----
TOTAL                       $83     $98    $136

     WELLS FARGO BANK, NATIONAL ASSOCIATION. Wells Fargo Bank, National
Association will act as master servicer with respect to those mortgage loans acquired by us from Merrill Lynch Mortgage Lending, Inc. and Countrywide
Commercial Real Estate Finance, Inc. and transferred by us to the trust. Certain servicing and administration functions will also be provided by one or more primary servicers that previously serviced the mortgage loans for the applicable mortgage loan seller.

     Wells Fargo Bank has originated and serviced commercial mortgage loans since before 1975 and has serviced securitized commercial mortgage loans since
1993. Wells Fargo Bank is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and Fitch. Moody's does not assign specific ratings to servicers. S&P has assigned to Wells Fargo Bank the ratings of STRONG as a primary servicer and as a master servicer and ABOVE AVERAGE as a special servicer. Fitch has assigned to
Wells Fargo Bank the ratings of CMS2 as a master servicer, CPS1 as a primary servicer and CSS1 as a special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

     As of September 30, 2006, the commercial mortgage servicing group of Wells
Fargo Bank was responsible for servicing approximately 10,737 commercial and multifamily mortgage loans with an aggregate outstanding principal balance of approximately $90.7 billion, including approximately 9,418 loans securitized in approximately 85 commercial mortgage-backed securitization transactions with an aggregate outstanding principal balance of approximately $86.3 billion, and also including loans owned by institutional investors and government sponsored entities such as Freddie Mac. The properties securing these loans are located in all 50 states and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties. According to the Mortgage
Bankers Association of America, as of June 30, 2006, Wells Fargo Bank was the
fourth largest commercial mortgage servicer in terms of the aggregate outstanding principal balance of loans being master and/or primary serviced in commercial mortgage-backed securitization transactions.

     Wells Fargo Bank has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, measures for notifying borrowers of payment delinquencies and other loan defaults and for working with borrowers to facilitate collections and performance prior to the occurrence of a Servicing Transfer Event.

     A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro)
provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer.

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     Wells Fargo Bank may appoint one or more sub-servicers to perform all or any portion of its duties under the pooling and servicing agreement. Wells Fargo
Bank monitors and reviews the performance of sub-servicers appointed by it.

     Wells Fargo Bank has received an issuer rating of "Aaa" from Moody's. Wells
Fargo Bank's long term deposits are rated "Aaa" by Moody's, "AA" by S&P and
"AA+" by Fitch.

     Wells Fargo & Company is the holding company for Wells Fargo Bank. Wells
Fargo & Company files reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Securities and Exchange Commission at www.sec.gov.

     There are no legal proceedings pending against Wells Fargo Bank, or to which any property of Wells Fargo Bank is subject, that are material to the certificateholders, nor does Wells Fargo Bank have actual knowledge of any proceedings of this type contemplated by governmental authorities.

THE SPECIAL SERVICERS

     LNR Partners, Inc.. LNR Partners, Inc. ("LNR Partners"), a Florida
corporation and a subsidiary of LNR Property Holdings, Ltd. ("LNR"), will initially be appointed as special servicer (except with respect to the Park La
Brea Apartment Loan Combination) under the pooling and servicing agreement. The principal executive offices of LNR Partners are located at 1601 Washington
Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305)
695-5600. LNR through its subsidiaries, affiliates and joint ventures, is involved in the real estate investment, finance and management business and engages principally in:

     o    acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

     o    investing in high-yielding real estate loans, and

     o    investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgaged backed securities
          ("CMBS").

     LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the series pooling and servicing agreement, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over
13 years. The number of CMBS pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 195 as of June 30, 2006.
More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to: (a) 84 domestic CMBS pools as of December 31,
2001, with a then current face value in excess of $53 billion; (b) 101 domestic
CMBS pools as of December 31, 2002, with a then current face value in excess of
$67 billion; (c) 113 domestic CMBS pools as of December 31, 2003, with a then current face value in excess of $79 billion; (d) 134 domestic CMBS pools as of
December 31, 2004, with a then current face value in excess of $111 billion; (e)
142 domestic CMBS pools as of December 31, 2005, with a then current face value in excess of $148 billion and (f) 153 domestic CMBS pools as of June 30, 2006, with a then current face value in excess of $173 billion. Additionally, LNR
Partners has resolved over $16.8 billion of U.S. commercial and multifamily loans over the past 13 years, including approximately $1.1 billion of U.S.
commercial and multifamily mortgage loans during 2001, $1.9 billion of U.S.
commercial and multifamily mortgage loans during 2002, $1.5 billion of U.S.
commercial and multifamily mortgage loans during 2003, $2.1 billion of U.S.
commercial and multifamily mortgage loans during 2004, $2.4 billion of U.S.
commercial and multifamily mortgage loans during 2005 and $0.3 billion for the six months ended June 30, 2006.

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     LNR or one of its affiliates generally seeks investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia,
Texas, Massachusetts, North Carolina and California, and in Europe in London,
England, Paris, France and Munich, Germany. As of June 30, 2006, LNR Partners
had approximately 180 employees responsible for the special servicing of commercial real estate assets. As of June 30, 2006, LNR Partners and its affiliates specially service a portfolio, which included approximately 23,000 assets in the 50 states and in Europe with a then current face value in excess of $207 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as those securing the mortgage loans backing the certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR
Partners does not service any assets other than commercial real estate assets.

     LNR Partners maintains internal and external watch lists, performs monthly calls with master servicers and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the Servicing Standard.
Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located, and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners' strategy is guided by the Servicing Standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

     LNR Partners has the highest ratings afforded to special servicers by
Moody's and Fitch, respectively.

     There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the pooling and servicing agreement for assets of the same type included in this securitization transaction. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to this securitization transaction. LNR
Partners does not believe that its financial condition will have any adverse effect on the performance of its duties under the pooling and servicing agreement and, accordingly, will not have any material impact on the mortgage pool performance or the performance of the certificates. Generally, LNR
Partners' servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the applicable servicing standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as special servicer, except with respect to the obligation to make servicing advances only on specially serviced mortgage loans in four commercial mortgage securitization transactions, and the obligation to make advances of delinquent debt service payments on specially serviced mortgage loans in one commercial mortgage securitization transaction. Under certain circumstances, LNR Partners also has the obligation to make servicing advances and advances of delinquent debt service payments with respect to one collateralized debt obligation transaction.

     LNR Partners will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. On occasion, LNR
Partners may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard.

                                      137

     No securitization transaction involving commercial, multifamily or manufactured housing community mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial, multifamily or manufactured housing community mortgage loans in which LNR Partners was acting as special servicer.

     There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the subject securitization, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its specially servicing of commercial mortgaged backed securitization pools generally.

     There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against LNR Partners or of which any of its property is the subject, that is material to the certificateholders.

     LNR Partners is not an affiliate of the depositor, the sponsor(s), the issuing entity, the master servicers, the trustee, the certificate administrator or any originator of any of the underlying mortgage loans identified in this offering prospectus.

     LNR Securities Holdings, LLC, an affiliate of LNR Partners, will acquire an interest in one or more classes of the certificates and will be the initial
Controlling Class Representative. Otherwise, except for LNR Partners acting as special servicer for this securitization transaction, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the depositor, sponsor(s) or the trust, on the other hand, that currently exist or that existed during the past two years. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party - apart from the subject securitization transaction - between LNR Partners or any of its affiliates, on the one hand, and the depositor, the sponsor(s) or the trust, on the other hand, that currently exist or that existed during the past two years and that are material to an investor's understanding of the offered certificates.

     J.E. Robert Company, Inc. J.E. Robert Company, Inc. ("JER"), a Virginia
corporation, will initially be appointed as the special servicer of the Park La
Brea Apartments Loan Combination pursuant to the series 2006-LDP8 pooling and servicing agreement and as such, will be responsible for servicing the Park La
Brea Apartments Loan Combination.

     JER, through its subsidiaries, affiliates and joint ventures is involved in the real estate investment, finance and management business and engages principally in:

     o    acquiring, developing, repositioning, managing and selling commercial and multifamily real estate properties;

     o    equity and debt investments in, and recapitalizations of, operating companies with significant real estate assets;

     o    investing in high-yielding real estate loans; and

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     o    Investing in, and managing as special servicer, unrated,
          non-investment grade and investment grade securities issued pursuant to commercial mortgage loan securitization transactions.

     In the ordinary course of business for JER and its affiliates, the assets of JER and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for, among other things, tenants, purchasers and financing.

     JER has substantial experience in working out mortgage loans and has been engaged in investing and managing commercial real estate assets since 1981 and servicing commercial mortgage loan securitization assets since 1992. JER has a special servicer rating of "CSSI" from Fitch. JER is also on S&P's Select
Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked
"STRONG" by S&P. The ratings of JER as a special servicer are based on an examination of many factors, including its financial condition, management team, organizational structure and operating history.

     The number of commercial mortgage loan securitizations serviced by JER has increased from 10 as of December 31, 2003 to 17 as of December 31, 2005. JER
acted as special servicer with respect to: (a) 10 commercial mortgage loan securitizations containing over 250 mortgage loans as of December 31, 2003, with an aggregate outstanding principal balance in excess of $1.6 billion; (b) 13 commercial mortgage loan securitizations containing over 550 mortgage loans as of December 31, 2004, with an aggregate outstanding principal balance in excess of $5.0 billion; and (c) 17 commercial mortgage loan securitizations containing over 1,800 mortgage loans as of December 31, 2005, with an aggregate outstanding principal balance in excess of $21.7 billion.

     Since its inception in 1981 and through December 31, 2005, JER as special servicer has resolved over 1,780 mortgage loans, with an aggregate principal balance of over $2.0 billion. Over the past three years, from 2003 through 2005,
JER in its capacity as special servicer has resolved over $475 million of U.S.
commercial and multifamily mortgage loans. As of December 31, 2005, JER was administering approximately 15 assets as special servicer with an outstanding principal balance of approximately $125 million. Those commercial real assets include mortgage loans secured by the same type of income producing properties as those securing the Mortgage Loans backing the Certificates.

     All of the specially serviced commercial mortgage loans are serviced in accordance with the applicable procedures set forth in the related pooling and servicing agreement that governs those assets. JER will service the Park La Brea
Apartments Loan Combination in accordance with the procedures set forth in the series 2006-LDP8 pooling and servicing agreement, in accordance with the mortgage loan documents and applicable laws, and in each case, subject to the
Servicing Standard. JER is not aware of any unique factors involved in servicing the Park La Brea Apartments Loan Combination.

     JER has developed policies, procedures and processes regarding its special servicing obligations in respect of commercial mortgage loans and the underlying real properties, including managing delinquent loans and loans subject to the bankruptcy of the borrower. These policies, procedures and processes require that all actions taken by JER as special servicer comply with the requirements of the applicable pooling and servicing agreements. During the past three years, there have been no material changes to JER's special servicing policies, procedures and processes. Included in these policies, procedures and processes is the requirement that the special servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property one or more accounts held in trust for the benefit of the certificateholders (and the holder of any related subordinate companion loan if in connection with a loan combination). The funds in this account or accounts will not be commingled with the funds of the special servicer, or the funds of any of the special servicer's other serviced assets that are not serviced pursuant to the pooling and servicing agreement.

                                      139

     JER occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

     JER does not believe that its financial condition will have any adverse effect on the performance of its duties under the series 2006-LDP8 pooling and servicing agreement and, accordingly will not have any material impact on the mortgage pool performance or the performance of the certificates. JER does not have any advancing obligations for principal interest with respect to the commercial mortgage loan securitizations as to which it acts as special servicer. JER is permitted to make servicing advances with respect to the mortgage loans as to which it acts as special servicer, at its option and in accordance with the terms of the applicable pooling and servicing agreements.
JER has made all advances required to be made on commercial mortgage loans serviced by it during the past three years and during the same period has not defaulted in respect of any such advance obligations.

     JER will not have any primary custodial responsibility for original documents evidencing the underlying mortgage loans. Under very limited circumstances set forth in the series 2006-LDP8 pooling and servicing Agreement,
JER may have physical custody of certain documents such as promissory notes as necessary for enforcement actions or sale transactions involving particular mortgage loans or REO property. To the extent that JER has custody of any such documents, such documents will be maintained in a manner consistent with the servicing Standard and JER's policies, procedures and processes.

     From time-to-time, JER may become a party to lawsuits and other legal proceedings arising in the ordinary course of business. JER does not believe that any such lawsuits or legal proceedings would, individually or in aggregate, have a material adverse effect on its business or its ability to serve as special servicer in this or any other transactions. There are currently no legal proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against JER, or of which any of its property is the subject, that is material to the certificateholders.

     JER is not an affiliate of the depositor, the sponsor(s), the trust, the master servicers, the trustee, the certificate administrator or any originator of any underlying mortgage loans identified in this offering prospectus. There are no specific relationships involving or relating to this transaction or the securitized mortgage loans between JER, on the one hand, and the depositor, sponsor(s) or the trust, on the other hand. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that would have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from this transaction, between JER, on the one hand, and the depositor, the sponsor(s) or the trust, on the other hand, that currently exist or that existed during the past two years.

     No securitization transaction involving commercial or multifamily mortgage loans in which JER was acting as special servicer has experienced an event of default as a result of any action on inaction performed by JER as special servicer. In addition, there has been no previous disclosure of material non-compliance with servicing criteria by JER with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which JER was acting as special servicer.

     The information set forth in this offering prospectus concerning the JER has been provided by it.

THE TRUSTEE

     LaSalle Bank National Association ("LaSalle") will act as trustee under the pooling and servicing agreement, on behalf of the certificateholders. In addition, LaSalle will act as custodian on behalf of the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625,
Chicago, Illinois, 60603.

                                      140

Attention: Global Securities and Trust Services--ML-CFC Commercial Mortgage
Trust 2006-4 or at such other address as the trustee may designate from time to time.

     LaSalle is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is an indirect subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation.
LaSalle has extensive experience serving as trustee on securitizations of commercial mortgage loans. Since 1994, LaSalle has served as trustee or paying agent on over 665 commercial mortgage-backed security transactions involving assets similar to the mortgage loans to be included in the trust. As of
September 30, 2006, LaSalle served as trustee or paying agent in over 665 commercial mortgage-backed security transactions. The long-term unsecured debt of LaSalle is rated "A+" by S&P, "Aa3" by Moody's and "AA-" by Fitch.

     In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the pooling and servicing agreement.
LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine,
California. LaSalle's two vault locations can maintain a total of approximately
6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly reconciliation process. LaSalle uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

     Using information set forth in this offering prospectus, the trustee will develop the cashflow model for the trust. Based on the monthly mortgage loan information provided by the master servicers, the trustee will calculate the amount of principal and interest to be paid to each class of certificates on each distribution date. In accordance with the cashflow model and based on the monthly mortgage loan information provided by the master servicers, the trustee will perform distribution calculations, remit distributions on the distribution date to certificateholders and prepare a monthly statement to certificateholders detailing the payments received and the activity on the mortgage loans during the related collection period. In performing these obligations, the trustee will be able to conclusively rely on the information provided to it by the master servicers, and the trustee will not be required to recompute, recalculate or verify the information provided to it by the master servicers. LaSalle regularly performs such obligations with respect to commercial mortgage-backed securities transactions for which it acts as trustee.

     There are no legal proceedings pending against LaSalle, or to which any property of LaSalle is subject, that is material to the certificateholders, nor does LaSalle have actual knowledge of any proceedings of this type contemplated by governmental authorities.

     In addition to having express duties under the pooling and servicing agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the pooling and servicing agreement is governed by New York law, certain New York state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the pooling and servicing agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York
common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to

                                      141

exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under
New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The pooling and servicing agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

     See also "Description of the Governing Documents--The Trustee", "--Duties
of the Trustee", "--Matters Regarding the Trustee" and "--Resignation and
Removal of the Trustee" in the accompanying base prospectus.

         AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We, the depositor, are affiliated with the following parties: (i) Merrill
Lynch Mortgage Lending, Inc, a sponsor and mortgage loan seller, and (ii)
Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters.

     Merrill Lynch Mortgage Lending, Inc., a sponsor and mortgage loan seller, is affiliated with the following parties: (i) Merrill Lynch Mortgage Investors.,
Inc, the depositor, and (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated,
one of the underwriters.

     Countrywide Commercial Real Estate Finance Inc., a sponsor and mortgage loan seller, is affiliated with Countrywide Securities Corporation, one of the underwriters.

     IXIS Real Estate Capital Inc., a sponsor and mortgage loan seller, is affiliated with IXIS Securities North America Inc., one of the underwriters.

     PNC Bank, National Association, a sponsor and mortgage loan seller, is affiliated with the following parties: (i) Midland Loan Services, Inc., one of the initial master servicers, and (ii) PNC Capital Markets LLC, one of the underwriters.

     LaSalle Bank National Association and Merrill Lynch Mortgage Lending, Inc.
are parties to a custodial agreement whereby LaSalle Bank National Association, for consideration, provides custodial services to Merrill Lynch Mortgage
Lending, Inc. for certain commercial mortgage loans originated or purchased by
it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by Merrill Lynch
Mortgage Lending, Inc. to the depositor in connection with this securitization.
The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

     LaSalle Bank National Association and IXIS Real Estate Capital Inc. are
parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to IXIS Real Estate Capital Inc. for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for one of the mortgage loans to be sold by IXIS Real Estate Capital Inc. to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     The servicing of the mortgage loans in the trust (other than the Park La
Brea Apartments Trust Mortgage Loan) will be governed by the pooling and servicing agreement. This section contains summary descriptions of some of the provisions of the pooling and servicing agreement relating to the servicing and administration of the mortgage loans (other than the Park La Brea Apartments
Trust Mortgage Loan) and any real estate owned by the

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trust (which will not include the Park La Brea Apartments REO Property). You should also refer to the accompanying base prospectus, in particular the section captioned "Description of the Governing Documents" for additional important information regarding provisions of the pooling and servicing agreement that relate to the rights and obligations of the master servicers and the special servicer.

     The servicing of the Park La Brea Apartments Loan Combination will be governed by the Series 2006-LDP8 Pooling and Servicing Agreement and the Park La
Brea Apartments Intercreditor Agreement. All decisions, consents, waivers, approvals and other actions in respect of the Park La Brea Apartments Loan
Combination will be effected in accordance with the Series 2006-LDP8 Pooling and
Servicing Agreement and the Park La Brea Apartments Intercreditor Agreement.
Consequently, the servicing provisions set forth herein will not be applicable to the Park La Brea Apartments Loan Combination, the servicing of which will instead be governed by the Series 2006-LDP8 Pooling and Servicing Agreement. The
servicing standard under the Series 2006-LDP8 Pooling and Servicing Agreement is
substantially similar to the Servicing Standard under the pooling and servicing agreement. See "Servicing of the Park La Brea Apartments Loan Combination"
below.

     The pooling and servicing agreement provides that each master servicer and the special servicer must service and administer the mortgage loans and any real estate owned by the trust for which it is responsible, directly or through sub-servicers, in accordance with--

     o    any and all applicable laws; and

     o    the express terms of the pooling and servicing agreement and the respective mortgage loans.

     Furthermore, to the extent consistent with the preceding paragraph, each master servicer and the special servicer must service and administer the mortgage loans and any real estate owned by the trust for which it is responsible in accordance with the Servicing Standard.

     In general, the master servicers will be responsible for the servicing and administration of--

     o    all mortgage loans as to which no Servicing Transfer Event has occurred; and

     o    all worked out mortgage loans as to which no new Servicing Transfer
          Event has occurred.

     The special servicer, on the other hand, will be responsible for the servicing and administration of each mortgage loan as to which a Servicing
Transfer Event has occurred and which has not yet been worked out with respect to that Servicing Transfer Event. The special servicer will also be responsible for the administration of each mortgaged real property that has been acquired by the trust with respect to a defaulted mortgage loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

     Despite the foregoing, the pooling and servicing agreement will require each master servicer to continue to receive payments and prepare certain reports to the trustee required to be prepared with respect to any specially serviced mortgage loans that were previously non-specially serviced mortgage loans it was responsible for servicing and, otherwise, to render other incidental services with respect to any specially serviced mortgage loans and REO Properties.
Neither master servicer nor the special servicer will have responsibility for the performance by another servicer of its obligations and duties under the pooling and servicing agreement.

     Each master servicer will transfer servicing of a mortgage loan that it is responsible for servicing to the special servicer upon the occurrence of a
Servicing Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of the subject mortgage loan to the applicable master servicer, and that mortgage loan will be considered to have been worked out, if and when all Servicing Transfer Events with respect to that mortgage loan cease to exist as described in the definition of "Servicing
Transfer Event" in the glossary to this offering prospectus, in which event that mortgage loan would be considered to be a worked out mortgage loan.

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     Each B-Note Non-Trust Loan will be serviced by the applicable master servicer and the special servicer in accordance with the pooling and servicing agreement and the related Loan Combination Intercreditor Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicing Fee. The principal compensation to be paid to each master servicer with respect to its master servicing activities will be its master servicing fee.

     With respect to each master servicer, the master servicing fee:

     o    will be earned with respect to each and every mortgage loan in the trust that it is responsible for servicing as of the date of the initial issuance of the certificates, including--

          1.   each such mortgage loan, if any, that becomes a specially
               serviced mortgage loan; and

          2.   each such mortgage loan, if any, as to which the corresponding mortgaged real property has become REO Property; and

     o    in the case of each applicable mortgage loan, will--

          1.   be calculated on the same interest accrual basis as that mortgage loan, which will be either of a 30/360 Basis or an Actual/360
               Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a 360-day year);

          2.   accrue at the related master servicing fee rate;

          3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan; and

          4.   be payable (a) monthly from amounts received with respect to interest on that mortgage loan and/or (b) if the subject mortgage loan and any related REO Property has been liquidated, out of general collections on the mortgage pool.

     Subject to certain conditions, the master servicers are each entitled, under the pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor (other than a Plan), an excess servicing strip, which is a portion of its master servicing fee. If either master servicer resigns or is terminated as a master servicer, it (or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip (except to the extent that any portion of that excess servicing strip is needed to compensate any successor master servicer for assuming its duties as a master servicer under the pooling and servicing agreement). We make no representation or warranty regarding whether, following any resignation or termination of a master servicer, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b) the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

     The master servicing fee rate with respect to the mortgage loans varies on a loan-by-loan basis and ranges from 0.0200% per annum to 0.0930% per annum. The weighted average master servicing fee rate for the mortgage pool was 0.0211% per annum as of the cut-off date. For purposes of this offering prospectus, master servicing fees include primary servicing fees, which are the portion of the master servicing fees paid to the applicable master servicer or a third-party primary servicer for directly servicing mortgage loans.

     Investment Income. Each master servicer will be authorized, but not required, to invest or direct the investment of funds held in its collection account, or in any and all accounts maintained by it that are escrow

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and/or reserve accounts, only in Permitted Investments. See "--Collection
Accounts" below. Each master servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds.

     The special servicer will be authorized, but not required, to invest or direct the investment of funds held in its REO account in Permitted Investments.
See "--REO Properties" below. The special servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds without any right to reimbursement.

     Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfalls are incurred by reason of voluntary principal prepayments being made by borrowers with respect to any mortgage loans during any collection period (other than principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds), each master servicer (with respect to any mortgage loan serviced by it that experienced such a principal prepayment) must make a nonreimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

     o    the total amount of those Prepayment Interest Shortfalls; and

     o    the sum of the following components of that master servicer's total servicing compensation for that same collection period--

          1.   that portion of the master servicing fees that represents an accrual at a rate of 0.01% per annum; and

          2.   the total amount of Prepayment Interest Excesses that were collected during the subject collection period;

provided, however, that if a Prepayment Interest Shortfall occurs as a result of the applicable master servicer's allowing the related borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a) subsequent to a material default under the related loan documents, (b)
pursuant to applicable law or a court order, or (c) at the request or with the consent of the special servicer or the controlling class representative), then, for purposes of determining the payment that the applicable master servicer will be required to make to cover that Prepayment Interest Shortfall, the reference to "master servicing fee" in clause 1 of the second bullet of this paragraph will be construed to include the entire master servicing fee payable to that master servicer for that same collection period, inclusive of any portion payable to a third party primary servicer and any portion that constitutes the excess servicing strip, and the amount of any investment income earned by that master servicer on the related principal prepayment while on deposit in its collection account. Without the limiting the generality of the foregoing, in the absence of the consent of the special servicer (which consent will be deemed to have been given if a response is not received within a specified number of days), neither master servicer may allow a borrower to deviate from the terms of the related loan documents regarding voluntary principal prepayments (other than
(a) with respect to principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds or (b) pursuant to applicable law or a court order) if a Prepayment Interest Shortfall in excess of the amount required to be covered by the subject master servicer would occur as a result of the deviation.

     No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls, and the applicable master servicer's obligation to make payments to cover Prepayment Interest Shortfalls in respect of a particular collection period will not carry over to any following collection period. In addition, the applicable master servicer will be required to apply any Prepayment Interest Excesses with respect to a particular collection period, that are not otherwise used to cover Prepayment Interest Shortfalls as described above, to cover any shortfalls in interest caused as a result of the prepayment of a mortgage loan by the application of a condemnation

                                      145

award or casualty insurance proceeds, in each case that are actually received, in reduction of the subject mortgage loan's principal balance.

     Any payments made by a master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the certificates on that distribution date as described under "Description of the Offered Certificates--Payments" in this offering prospectus. If the aggregate amount of the payments made by the master servicers with respect to any distribution date to cover Prepayment Interest
Shortfalls is less than the total of all the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate Prepayment Interest Shortfall will be allocated among the respective interest-bearing classes of the certificates (other than the class XC and XP certificates) (but, in the case of each of the A-2FL, A-3FL,
AM-FL and AJ-FL classes, through the corresponding REMIC II regular interest), in reduction of the interest payable on those certificates, as and to the extent described under "Description of the Offered Certificates--Payments--Payments of
Interest" in this offering prospectus.

     Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities will be--

     o    the special servicing fee;

     o    the workout fee; and

     o    the principal recovery fee.

     The Special Servicing Fee. The special servicing fee:

     o    will be earned with respect to--

          1.   each specially serviced mortgage loan, if any; and

          2    each mortgage loan, if any, as to which the corresponding
               mortgaged real property has become REO Property; and

     o    with respect to each such mortgage loan, will--

          1.   be calculated on the same interest accrual basis as that mortgage loan, which will be either of a 30/360 Basis or an Actual/360
               Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a 360-day year);

          2.   accrue at a special servicing fee rate of 0.35% per annum (but in any event may not be less than $4,000 in any month with respect to any specially serviced mortgage loan and each mortgage loan as to which the corresponding mortgaged real property has become REO
               Property):

          3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; and

          4.   will be payable monthly from related liquidation proceeds, insurance proceeds and condemnation proceeds and then from general collections on all the mortgage loans and any REO
               Properties, that are on deposit in the master servicers'
               collection accounts from time to time.

     The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that has been worked out by it. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it remains a worked out mortgage loan. The workout fee

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with respect to any worked out mortgage loan will cease to be payable if a new
Servicing Transfer Event occurs with respect to the mortgage loan. However, a new workout fee would become payable if the mortgage loan again became a worked out mortgage loan with respect to that new Servicing Transfer Event. If the special servicer is terminated or resigns, it will retain the right to receive any and all workout fees payable with respect to those mortgage loans that became worked out mortgage loans during the period that it acted as special servicer and remained (and with respect to those mortgage loans that, subject to the conditions set forth in the pooling and servicing agreement, were about to become) worked out mortgage loans at the time of its termination or resignation.
The successor special servicer will not be entitled to any portion of those workout fees. Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the certificateholders.

     The Principal Recovery Fee. Except as described in the following paragraph, the special servicer will be entitled to receive a principal recovery fee with respect to: (a) each specially serviced mortgage loan (or any replacement mortgage loan substituted for it) for which the special servicer obtains a full or discounted payoff from the related borrower; and (b) any specially serviced mortgage loan or REO Property as to which the special servicer receives any liquidation proceeds, insurance proceeds or condemnation proceeds. The principal recovery fee will be payable from any full or discounted payoff, liquidation proceeds, insurance proceeds or condemnation proceeds. As to each specially serviced mortgage loan and REO Property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

     Notwithstanding anything to the contrary described in the prior paragraph, no principal recovery fee will be payable based on, or out of, payments or proceeds received in connection with:

     o    the repurchase or replacement of any mortgage loan by a loan seller for a breach of representation or warranty or for defective or deficient loan documentation, as described under "Description of the
          Mortgage Pool--Repurchases and Substitutions" in this offering prospectus within the time period (or extension thereof) provided for such repurchase or replacement or, if such repurchase or replacement occurs after such time period, if the mortgage loan seller was acting in good faith to resolve such breach or defect, within such further period that will not end beyond the date that is one hundred twenty
          (120) days following the end of the initial time period, which is ninety (90) days, provided for such repurchase or replacement;

     o    except as described under "--Realization Upon Defaulted Mortgage
          Loans" below with respect to certain assignees, the purchase of any defaulted mortgage loan or REO Property by the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates, as described under "--Realization Upon Defaulted
          Mortgage Loans" below;

     o    the purchase of an A-Note Trust Mortgage Loan by the holder of the related B-Note Non-Trust Loan, as described under "Description of the
          Mortgage Pool--The Loan Combinations" in this offering prospectus, unless provided for under the related Loan Combination Intercreditor
          Agreement;

     o    the purchase of any mortgage loan by a mezzanine lender pursuant to the related mezzanine intercreditor agreement unless provided for under the related mezzanine intercreditor agreement;

     o    the purchase of all the mortgage loans and REO Properties by a master servicer, the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates in connection with the termination of the trust, as described under "Description of the Offered Certificates--Termination" in this offering prospectus;
          and

     o    the exchange, following the date on which the total principal balances of the offered certificates are reduced to zero, of all the remaining certificates (other than the class R-I and R-II certificates)

                                      147

          for all the mortgage loans and REO Properties in the trust at the time of exchange, subject to the conditions set forth in the pooling and servicing agreement.

     Although principal recovery fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any principal recovery fee will reduce amounts payable to the certificateholders.

     Loan Combinations. Any special servicing fees, workout fees and principal recovery fees with respect to a Loan Combination may be paid out of collections on the entire Loan Combination, except to the extent those fees relate to a
B-Note Non-Trust Loan, in which case the special servicer will be entitled to receive those fees solely from collections in respect of the subject B-Note
Non-Trust Loan.

     If the Park La Brea Apartments Loan Combination becomes a specially serviced mortgage loan under the Series 2006-LDP8 Pooling and Servicing
Agreement, the Series 2006-LDP8 Special Servicer will be entitled to similar compensation pursuant to such Series 2006-LDP8 Pooling and Servicing Agreement.
If funds received in respect of the Park La Brea Apartments Trust Mortgage Loan are insufficient to pay such compensation to the Series 2006-LDP8 Special
Servicer, a pro rata portion of such amounts will be withdrawn from general collections on the mortgage loans in the Series 2006-LDP8 Securitization and from general collections on the mortgage loans in the trust. The special servicer under the pooling and servicing agreement is not entitled to the foregoing fees with respect to the Park La Brea Apartments Trust Mortgage Loan.

     Additional Servicing Compensation. As additional master servicing compensation, each master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the mortgage loans it is responsible for servicing (except to the extent required to offset any Prepayment Interest
Shortfalls).

     In addition, the following items collected on any mortgage loan in the mortgage pool will be allocated between the applicable master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

     o    any late payment charges and Penalty Interest actually collected on any particular mortgage loan in the mortgage pool, which late payment charges and Penalty Interest are not otherwise applied--

          1.   to pay the applicable master servicer, the special servicer or the trustee, as applicable, any unpaid interest on Advances made by that party with respect to that mortgage loan or the related mortgaged real property,

          2.   to reimburse the trust fund for any interest on Advances that were made with respect to that mortgage loan or the related mortgaged real property, which interest was paid to the
               applicable master servicer, the special servicer or the trustee, as applicable, from a source of funds other than late payment charges and Penalty Interest collected on that mortgage loan,

          3.   to pay, or to reimburse the trust fund for, any expenses incurred by the special servicer in connection with inspecting the related mortgaged real property following a Servicing Transfer Event with respect to that mortgage loan or after that property has become an REO Property, or

          4.   to pay, or to reimburse the trust fund for, any other expenses incurred with respect to that mortgage loan or the related mortgaged real property that are or, if paid from a source other than Penalty Interest and/or late payment charges collected on that mortgage loan, would result in an Additional Trust Fund
               Expense; and

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     o    any modification fees, assumption fees, assumption application fees, earnout fees, release fees, consent/waiver fees, extension fees, defeasance fees and other comparable transaction fees and charges.

     Payment of Expenses; Servicing Advances. The master servicers and the special servicer will each be required to pay their respective overhead costs and any general and administrative expenses they incur in connection with their servicing activities under the pooling and servicing agreement. Neither master servicer nor the special servicer will be entitled to reimbursement for expenses except as expressly provided in the pooling and servicing agreement.

     Any and all customary, reasonable and necessary out of pocket costs and expenses incurred by a master servicer, the trustee or, in some cases, the special servicer, in connection with the servicing of a mortgage loan, if a default is imminent thereunder or after a default, delinquency or other unanticipated event, or in connection with the administration of any REO
Property, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property.

     The special servicer will be required to notify the applicable master servicer as to when it must make servicing advances with respect to a specially serviced mortgage loan or REO Property. Generally, the special servicer must make the request at least five business days (or, in an emergency situation, not less than two business days) prior to the date the Advance must be made. The applicable master servicer must make the requested servicing advance within a specified number of days following its receipt of the request. As discussed below, the special servicer will have the option, but not the obligation, to make such Advances on an emergency or urgent basis.

     If a master servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

     o    if it has actual knowledge of the failure, to give that master servicer notice of its failure; and

     o    if the failure continues for five more business days, to make the servicing advance.

     Despite the foregoing discussion or anything else to the contrary in this offering prospectus, none of the master servicers, the special servicer or the trustee will be obligated to make servicing advances that, it determines in accordance with the Servicing Standard (in the case of a master servicer or special servicer) or its good faith business judgment (in the case of the trustee), would not be ultimately recoverable, together with interest accrued on that advance, from expected collections on the related mortgage loan or REO
Property. The trustee will be entitled to rely on any determination of nonrecoverability made by a master servicer. In addition, the special servicer may also determine that any servicing advance made or proposed to be made by a master servicer or the trustee is not recoverable, together with interest accrued on that servicing advance, from proceeds of the mortgage loan to which that Advance relates, and the applicable master servicer and the trustee will be required to act in accordance with that determination (on which determination they will, as provided in the pooling and servicing agreement, be entitled to conclusively rely).

     If a master servicer, the special servicer or the trustee makes any servicing advance that it (or, in the case of a master servicer or the trustee, the special servicer) subsequently determines, in its judgment, is not recoverable, together with interest accrued on that Advance, from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that Advance, together with interest on that Advance, out of general collections on the mortgage loans it is responsible for servicing and any REO Properties on deposit in its collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" in this offering prospectus. Each master servicer, the special servicer or the trustee may also obtain reimbursement for any

                                      149

servicing advance that constitutes a Workout-Delayed Reimbursement Amount out of general principal collections on the mortgage loans and any REO Properties on deposit in the applicable master servicer's collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" in this offering prospectus.

     The master servicers will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses directly out of the applicable master servicer's collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) and at times without regard to the relationship between the expense and the funds from which it is being paid (subject to the limitations for reimbursement of Advances from general collections), which may include servicing expenses relating to the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties.

     Each master servicer, the special servicer and the trustee will be entitled to receive interest on servicing advances made by them. The interest will accrue on the amount of each servicing advance, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the
"Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable in the collection period in which that Advance is reimbursed--

     o    first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

     o    second, if and to the extent that the Penalty Interest and late charges referred to in clause first above are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account (or, if the funds in its collection account are insufficient, from similar funds in the other master servicer's collection account) subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of
          Delinquent Monthly Debt Service Payments and Reimbursement of
          Advances" in this offering prospectus.

     The special servicer may, but is not obligated to, make any servicing advance on a specially serviced mortgage loan or REO Property that is required on an emergency or urgent basis) and then request from the applicable master servicer reimbursement of the servicing advance, together with interest thereon as set forth in the pooling and servicing agreement. Upon the applicable master servicer's reimbursing the special servicer for any such servicing advance, that master servicer will be considered to have made that servicing advance as of the date that the special servicer actually made it. The applicable master servicer will have no obligation to reimburse from its own funds any advance made by the special servicer that such master servicer determines to be nonrecoverable, however, any such advance made by the special servicer will be reimbursable to the special servicer from the trust fund as a Nonrecoverable Advance.

     Subject to certain conditions, the applicable master servicer may (and must, if directed by the special servicer in connection with a specially serviced mortgage loan or an REO Property) pay directly out of the collection account any servicing advance that it considers to be nonrecoverable in accordance with the Servicing Standard, provided that the applicable master servicer or the special servicer has determined, in accordance with the
Servicing Standard, that this payment is in the best interests of the certificateholders (or, if a Loan Combination is involved, the certificateholders and holder(s) of the related Non-Trust Loan(s)), as a collective whole.

     The master servicers, the special servicer and the trustee under the pooling and servicing agreement will not have any obligation or authority to supervise the Series 2006-LDP8 Master Servicer or the Series 2006-LDP8 Trustee
or to make servicing advances with respect to the Park La Brea Apartments Loan
Combination. Pursuant to the Series 2006-LDP8 Pooling and Servicing Agreement,
the Series 2006-LDP8 Master Servicer and the Series

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2006-LDP8 Trustee will be required to make servicing advances with respect to the Park La Brea Loan Combination, subject to its recoverability determination.
In the event that the Series 2006-LDP8 Master Servicer or the Series 2006-LDP8
Trustee makes any servicing advance with respect to the Park La Brea Loan
Combination that becomes a non-recoverable advance, then the trust will be required to reimburse the Series 2006-LDP8 Master Servicer or the Series
2006-LDP8 Trustee under the Series 2006-LDP8 Pooling and Servicing Agreement, as
applicable, upon demand, for its pro rata share of such servicing advances, together with interest thereon at the reimbursement rate provided in the Series
2006-LDP8 Pooling and Servicing Agreement.

     For additional information regarding reimbursement of servicing advances, see "Description of the Offered Certificates--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" in this offering prospectus.

     Certain Litigation Matters. The management, prosecution, defense and/or settlement of claims and litigation relating to any mortgage loan brought against the trust fund or any party to the pooling and servicing agreement will generally be handled by the applicable master servicer and the special servicer, as more specifically provided for in the pooling and servicing agreement.

TRUSTEE COMPENSATION

     The trustee will be entitled to a monthly fee for its services, which fee will--

     o    accrue at a rate of 0.0004% per annum,

     o    accrue on the Stated Principal Balance of each mortgage loan outstanding from time to time, and

     o    be calculated on the same interest accrual basis as is applicable to the subject mortgage loan.

     The trustee fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

     In addition, the trustee will be authorized to invest or direct the investment of funds held in its distribution account and interest reserve account in Permitted Investments. See "Description of the Offered
Certificates--Distribution Account" and "--Interest Reserve Account" in this offering prospectus. It will be--

     o    entitled to retain any interest or other income earned on those funds,
          and

     o    required to cover any losses of principal of those investments from its own funds.

     The trustee will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company
(other than itself or an affiliate) holding the distribution account or the interest reserve account.

SUB-SERVICERS

     Subject to such limitations as may be provided for in the pooling and servicing agreement, each master servicer and the special servicer may each delegate any of its servicing obligations under the pooling and servicing agreement to any one or more third-party primary servicers. Any delegation of servicing obligations by the special servicer will be subject to the consent of the controlling class representative. Each master servicer or the special servicer, as the case may be, will remain obligated under the pooling and servicing agreement for any duties delegated to a sub-servicer.

     The pooling and servicing agreement will permit each master servicer and, with the consent of the controlling class representative, the special servicer to enter into sub-servicing agreements to provide for the

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performance by third parties of any or all of their respective obligations under the pooling and servicing agreement, provided that in each case, the sub-servicing agreement: (a) is consistent with the pooling and servicing agreement in all material respects, requires the sub-servicer to comply with all of the applicable conditions of the pooling and servicing agreement and, with limited exceptions, includes events of default with respect to the sub-servicer substantially similar to the events of default applicable to the applicable master servicer or the special servicer, as the case may be; (b) provides that if the applicable master servicer or the special servicer, as the case may be, for any reason no longer acts in that capacity thereunder, including by reason of an event of default, the trustee or its designee may (i) assume all of the rights and, except to the extent such obligations arose prior to the date of assumption, obligations of the applicable master servicer or the special servicer, as the case may be, under such agreement or (ii) except with respect only to the sub-servicing agreements in effect as of the date of initial issuance of the certificates, terminate the sub-servicing agreement without cause and without payment of any penalty or termination fee; (c) provides that the trustee, for the benefit of the certificateholders and, in the case of a sub-servicing agreement relating to a Loan Combination, the related B-Note Loan
Noteholder(s), will each be a third party beneficiary under such agreement; (d)
permits any purchaser of a mortgage loan pursuant to the pooling and servicing agreement to terminate the sub-servicing agreement with respect to the purchased mortgage loan at its option and without penalty; (e) does not permit the sub-servicer to enter into or consent to any material modification, extension, waiver or amendment or otherwise take any enforcement action on behalf of the applicable master servicer or the special servicer, without the consent of the applicable master servicer or the special servicer, as the case may be, or conduct any sale of a mortgage loan or REO Property; and (f) does not permit the sub-servicer any direct rights of indemnification that may be satisfied out of assets of the trust fund. In addition, pursuant to the pooling and servicing agreement, each sub-servicing agreement entered into by a master servicer must provide that such agreement will, with respect to any mortgage loan, terminate at the time such mortgage loan becomes a specially serviced mortgage loan or, alternatively, be subject to the special servicer's rights to service such mortgage loan for so long as such mortgage loan continues to be a specially serviced mortgage loan; and each sub-servicing agreement entered into by the special servicer may relate only to specially serviced mortgage loans and must terminate with respect to any such mortgage loan which ceases to be a specially serviced mortgage loan.

     The pooling and servicing agreement will require the master servicers and the special servicer, for the benefit of the trustee, the certificateholders and, in the case of a Loan Combination, the related B-Note Loan Noteholder(s), to monitor the performance and enforce the obligations of their respective sub-servicers under the related sub-servicing agreements. Further, the pooling and servicing agreement will provide that, notwithstanding any sub-servicing agreement, the master servicers and the special servicer will remain obligated and liable to the trustee, the certificateholders and the B-Note Loan
Noteholder(s) for the performance of their respective obligations and duties under the pooling and servicing agreement as if each alone were servicing and administering the subject mortgage loans, and each master servicer and the special servicer will be responsible, without right of reimbursement, for all compensation of each sub-servicer retained by it.

THE CONTROLLING CLASS REPRESENTATIVE AND THE LOAN COMBINATION CONTROLLING
PARTIES

     Controlling Class. As of any date of determination, the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class XC and XP, Z, R-I and R-II certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance. However, if no class of certificates, other than the class XC and XP, Z, R-I and R-II certificates, has a total principal balance that satisfies this requirement, then the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class XC and XP, Z, R-I and R-II certificates. The class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates will be treated as a single class for purposes of determining, and exercising the rights of, the controlling class. Appraisal Reduction Amounts will not be considered in determining the principal balance outstanding on the applicable class of certificates for the purpose of determining the controlling class.

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     Selection of the Controlling Class Representative. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to--

     o    select a representative having the rights and powers described under
          "--Rights and Powers of The Controlling Class Representative and the
          Loan Combination Controlling Parties" below; or

     o    replace an existing controlling class representative.

     The trustee will be required to promptly notify all the certificateholders of the controlling class that they may select a controlling class representative upon:

     o    the receipt by the trustee of written requests for the selection of a controlling class representative from the holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates;

     o    the resignation or removal of the person acting as controlling class representative; or

     o    a determination by the trustee that the controlling class of certificateholders has changed.

     The notice will explain the process for selecting a controlling class representative. The appointment of any person as the controlling class representative will generally not be effective until that person provides the trustee, each master servicer and the special servicer with--

     o    written confirmation of its acceptance of its appointment;

     o    an address and facsimile number for the delivery of notices and other correspondence; and

     o    a list of officers or employees of the person with whom the parties to the pooling and servicing agreement may deal, including their names, titles, work addresses and facsimile numbers.

     We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the class S certificates (which will be the initial controlling class of certificates), and will be the initial controlling class representative.

     Resignation and Removal of the Controlling Class Representative. The
controlling class representative may at any time resign by giving written notice to the trustee and each certificateholder of the controlling class. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates, will be entitled to remove any existing controlling class representative by giving written notice to the trustee and to the existing controlling class representative.

     Rights and Powers of the Controlling Class Representative and the Loan
Combination Controlling Parties. The special servicer will be required to prepare an asset status report for each mortgage loan (other than the Park La
Brea Apartments Trust Mortgage Loan) that becomes a specially serviced mortgage loan, not later than 60 days after the servicing of the mortgage loan is transferred to the special servicer. Each asset status report is to include, among other things, a summary of the status of the subject specially serviced mortgage loan and negotiations with the related borrower and a summary of the special servicer's recommended action with respect to the subject specially serviced mortgage loan. Each asset status report is required to be delivered to the controlling class representative, among others, by the special servicer.

     If, within 10 business days of receiving an asset status report that relates to a mortgage loan (other than the Park La Brea Apartments Trust
Mortgage Loan) and that relates to a recommended action to which the controlling class representative is entitled to object, as described below, the controlling class representative does not disapprove the asset status report in writing, then the special servicer will be required to take the

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recommended action as outlined in the asset status report; provided, however, that the special servicer may not take any action that is contrary to applicable law, the Servicing Standard or the terms of the applicable loan documents. If the controlling class representative disapproves an initial asset status report, the special servicer will be required to revise that asset status report and deliver to the controlling class representative, among others, a new asset status report as soon as practicable, but in no event later than 30 days after such disapproval.

     The special servicer will be required to continue to revise an asset status report (with respect to a mortgage loan other than the Park La Brea Apartments
Trust Mortgage Loan) as described above until the controlling class representative does not disapprove a revised asset status report in writing within 10 business days of receiving the revised asset status report or until the special servicer makes one of the determinations described below. The special servicer may, from time to time, modify any asset status report (with respect to a mortgage loan other than the Park La Brea Apartments Trust Mortgage
Loan) it has previously so delivered and implement such modified report;
provided that the modified report shall have been prepared, reviewed and not rejected as described above. Notwithstanding the foregoing, the special servicer may, following the occurrence of an extraordinary event with respect to the related mortgaged real property take any action set forth in an asset status report (that is consistent with the terms of the pooling and servicing agreement) before the expiration of a 10-business day period if the special servicer has reasonably determined that failure to take the action would materially and adversely affect the interests of the certificateholders, and the special servicer has made a reasonable effort to contact the controlling class representative. The foregoing discussion notwithstanding, the special servicer will be required to determine whether any affirmative disapproval is not in the best interest of all the certificateholders pursuant to the Servicing Standard.

     In the event the controlling class representative and the special servicer have been unable to agree upon an asset status report with respect to a specially serviced mortgage loan within 90 days of the controlling class representative's receipt of the initial asset status report, the special servicer must implement the actions directed by the controlling class representative unless doing so would result in any of the consequences contemplated in clauses (a) through (d) in the third following paragraph, in which event the special servicer must implement the actions described in the most recent asset status report submitted to the controlling class representative by the special servicer that is consistent with the Servicing
Standard. Notwithstanding the fact that an asset status report has been prepared and/or approved, the controlling class representative will remain entitled to advise and object regarding the actions described below and any related asset status report will not be a substitute for the exercise of those rights.

     Notwithstanding the foregoing discussion, with respect to each mortgage loan in the trust fund that is part of a Loan Combination, the related Loan
Combination Intercreditor Agreement may contain provisions regarding the review, approval and implementation of asset status reports with respect to the related
Loan Combination that are different from those described above.

     No direction of the controlling class representative or a Loan Combination
Controlling Party in connection with any asset status report may (a) require or cause the special servicer to violate the terms of the subject mortgage loan, applicable law or any provision of the related Loan Combination Intercreditor
Agreement, if applicable, or the pooling and servicing agreement, including the special servicer's obligation to act in the best interests of all the certificateholders (and, in the case of a Loan Combination, the holders of the related B-Note Non-Trust Loan(s)) in accordance with the Servicing Standard and to maintain the REMIC status of REMIC I and REMIC II, (b) result in the imposition of any tax on "prohibited transactions" or contributions after the startup date of either REMIC I or REMIC II under the Code, (c) expose any party to the pooling and servicing agreement, any mortgage loan seller or the trust fund to any claim, suit or liability or (d) expand the scope of the applicable master servicer's, the trustee's or the special servicer's responsibilities under the pooling and servicing agreement.

     In addition, the controlling class representative will be entitled to advise the special servicer with respect to the following actions (except with respect to the Park La Brea Trust Mortgage Loan), and the special servicer will not be permitted to take (or consent to the applicable master servicer taking)
any of the following actions with respect to the mortgage loans as to which the controlling class representative has objected in writing within 10

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business days of having been notified in writing of the particular proposed action (provided that, with respect to non-specially serviced mortgage loans, this 10-business day notice period may not exceed by more than five (5) business days the 10 business days during which the special servicer can object to the applicable master servicer taking actions described under "--Enforcement of
Due-on-Sale and Due-on-Encumbrance Provisions" and "--Modifications, Waivers,
Amendments and Consents" below):

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing a specially serviced mortgage loan as comes into and continues in default;

     o    any modification or consent to a modification of a material term of a mortgage loan, including the timing of payments or an extension of the maturity date of a mortgage loan;

     o    any proposed sale of any defaulted mortgage loan or any REO Property, other than in connection with the termination of the trust as described under "Description of the Offered Certificates--Termination"
          in this offering prospectus or, in the case of a defaulted mortgage loan, other than in connection with the purchase option described under "--Realization Upon Defaulted Mortgage Loans--Fair Value Call"
          in this offering prospectus, for less than the outstanding principal balance of the related mortgage loan, plus accrued interest (exclusive of Penalty Interest), expenses and fees;

     o    any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous material located at the REO Property;

     o    any release of material real property collateral for any mortgage loan, other than (a) where the release is not conditioned upon obtaining the consent of the lender or certain specified conditions being fulfilled, (b) upon satisfaction of that mortgage loan, (c) in connection with a pending or threatened condemnation action or (d) in connection with a full or partial defeasance of that mortgage loan;

     o    any acceptance of substitute or additional real property collateral for any mortgage loan (except where the acceptance of the substitute or additional collateral is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

     o    any waiver of a due-on-sale or due-on-encumbrance clause in any mortgage loan;

     o    any releases of earn-out reserves or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than where the release is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

     o    any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged real property or any termination or change, or consent to the termination or change, of the franchise for any mortgaged real property operated as a hospitality property (other than where the action is not conditioned upon obtaining the consent of the lender, in which case only prior notice will be required to be delivered to the controlling class representative);

     o    any determination that an insurance-related default is an Acceptable
          Insurance Default or that earthquake or terrorism insurance is not available at commercially reasonable rates; and

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     o    any waiver of insurance required under the related loan documents
          (except as contemplated in the preceding bullet).

     In the case of the Park La Brea Apartments Loan Combination, the Park La
Brea Apartments Controlling Party will have substantially similar (but not identical) rights and powers with respect to the Park La Brea Apartments Loan
Combination if it becomes a specially serviced mortgage loan pursuant to the
Series 2006-LDP8 Pooling and Servicing Agreement.

     Notwithstanding the foregoing, no advice, direction or objection given or made by the controlling class representative, as contemplated by any of the preceding paragraphs of this "--Rights and Powers of The Controlling Class
Representative" subsection, may--

     o    require or cause the applicable master servicer or the special servicer to violate applicable law, the terms of any mortgage loan or any other provision of the pooling and servicing agreement, including the applicable master servicer's or the special servicer's obligation to act in accordance with the Servicing Standard and the loan documents;

     o    cause the issuing entity to fail to qualify as one or more REMICs or result in an adverse tax consequence for the issuing entity, except that the controlling class representative may advise or direct the issuing entity to earn "net income from foreclosure property" that is subject to tax with the consent of the special servicer, if the special servicer determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties;

     o    expose the trust, us, the applicable master servicer, the special servicer, the trustee or any of our or their respective affiliates, directors, officers, employees or agents, to any material claim, suit or liability;

     o    materially expand the scope of the applicable master servicer's or the special servicer's responsibilities under the pooling and servicing agreement; or

     o    cause the applicable master servicer or the special servicer to act, or fail to act, in a manner which violates the Servicing Standard.

     In addition, if the special servicer determines that immediate action is necessary to protect the interests of the certificateholders and any related
Non-Trust Holder, as a collective whole, it may take such action without waiting for a response from the controlling class representative or the related Loan
Combination Controlling Party, as applicable.

     The master servicers and the special servicer are each required to disregard any advice, direction or objection on the part of the controlling class representative that would have any of the effects described in the immediately preceding five bullets.

     Furthermore, the special servicer will not be obligated to seek approval from the controlling class representative for any actions to be taken by the special servicer with respect to any particular specially serviced mortgage loan if (i) the special servicer has notified the controlling class representative in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan and (ii) for a specified number of days following the first such notice, the controlling class representative has objected to all of the proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

     Notwithstanding the foregoing discussion, with respect to the Park La Brea
Apartments Loan Combination, the series 2006-4 controlling class representative will have no approval rights for actions the Series 2006-LDP8 Master Servicer and Series 2006-LDP8 Special Servicer take in regard to the Park La Brea
Apartments Loan Combination. The Park La Brea Apartments Controlling Party
(which is the "directing holder"

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of the Series 2006-LDP8 Securitization) will act as the controlling class representative with respect to the Park La Brea Apartments Loan Combination. As designee of the holder of the Park La Brea Apartments Trust Mortgage Loan, the
series 2006-4 controlling class representative will solely have the right, on a non-binding basis, to consult with the Series 2006-LDP8 Master Servicer and
Series 2006-LDP8 Special Servicer regarding such servicing actions as described above under "Description of the Mortgage Pool --The Loan Combinations--The Park
La Brea Apartments Loan Combination."

     WHEN REVIEWING THE REST OF THIS "SERVICING OF THE MORTGAGE LOANS" SECTION,
IT IS IMPORTANT THAT YOU CONSIDER THE EFFECTS THAT THE RIGHTS AND POWERS OF THE
CONTROLLING CLASS REPRESENTATIVE (AND, IN THE CASE OF THE MORTGAGE LOANS THAT
ARE PART OF LOAN COMBINATIONS, THE RELATED B-NOTE LOAN NOTEHOLDERS) COULD HAVE
ON THE ACTIONS OF THE SPECIAL SERVICER AND, IN SOME CASES, THE APPLICABLE MASTER
SERVICER.

     Certain Liability and Expense Matters. In general, any and all expenses of the controlling class representative are to be borne by the holders of the controlling class in proportion to their respective percentage interests in that class, and not by the trust; and all expenses borne by the related B-Note Loan
Noteholder acting as a Loan Combination Controlling Party are to be borne by that holder. However, if a claim is made against the controlling class representative by a borrower under a mortgage loan, the controlling class representative (or that B-Note Loan Noteholder, as applicable) is required to immediately notify the trustee, the applicable master servicer and the special servicer. The special servicer on behalf of the trust will, subject to the discussion under "Description of the Governing Documents--Matters Regarding the
Master Servicer, the Special Servicer, the Manager and Us" in the accompanying base prospectus, assume the defense of the claim against the controlling class representative), but only if--

     o    the special servicer or the trust are also named parties to the same action; and

     o    in the sole reasonable judgment of the special servicer:

          1.   the controlling class representative acted in good faith, without gross negligence or willful misfeasance, with regard to the particular matter at issue; and

          2.   there is no potential for the special servicer or the trust to be an adverse party in the action as regards the controlling class representative.

If the conditions specified in the two bullets in the preceding sentence are not satisfied, then the special servicer will not be required to assume the defense of the subject claim.

     The controlling class representative and the B-Note Loan Noteholders may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the controlling class representative does not have any duties or liabilities to the holders of any class of certificates other than the controlling class, and the B-Note Loan
Noteholders do not have any duties or liabilities to the holders of any class of certificates. The controlling class representative may act solely in the interests of the certificateholders of the controlling class and, with respect to any Loan Combination, the related B-Note Loan Noteholder(s) may act solely in their own interests, and none of such parties will have any liability to any certificateholders for having done so. No certificateholder may take any action against the controlling class representative for its having acted solely in the interests of the certificateholders of the controlling class. Similarly, no certificateholder may take any action against a B-Note Loan Noteholder for having acted solely in its own interest.

REPLACEMENT OF THE SPECIAL SERVICER

     Certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may terminate an existing special servicer and appoint a successor thereto. In addition, if the special servicer is terminated in connection with an event of default, certificateholders entitled to a majority of the voting

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rights allocated to the controlling class of certificates may appoint a successor. See "--Events of Default" and "--Rights Upon Event of Default" below.
In either case, any appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

     o    written confirmation from each rating agency rating the certificates that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates; and

     o    the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the pooling and servicing agreement against the proposed special servicer.

     Subject to the foregoing, any certificateholder or any affiliate of a certificateholder may be appointed as special servicer.

     If the controlling class of certificateholders terminates an existing special servicer without cause, then the reasonable out-of-pocket costs and expenses of any related transfer of servicing duties are to be paid by the certificateholders that voted to remove the terminated special servicer. Any terminated special servicer will be entitled to reclaim all amounts accrued or owing to it under the pooling and servicing agreement.

     With respect to the Park La Brea Apartments Loan Combination, the Park La
Brea Apartments Controlling Party will have the right, subject to the conditions and restrictions set forth in the Series 2006-LDP8 Pooling and Servicing
Agreement and the Park La Brea Apartments Intercreditor Agreement, to cause the
Series 2006-LDP8 Special Servicer to be terminated without cause with respect to the Park La Brea Apartments Loan Combination.

BENEFICIAL OWNERS OF THE CONTROLLING CLASS

     If the controlling class of certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the trustee, will be entitled--

     o    to receive all notices described under "--The Controlling Class
          Representative and the Loan Combination Controlling Parties" and
          "--Replacement of the Special Servicer" above; and

     o    to exercise directly all rights described under "--The Controlling
          Class Representative and the Loan Combination Controlling Parties" and
          "--Replacement of the Special Servicer" above,

that it otherwise would if it were the registered holder of certificates of the controlling class.

     Beneficial owners of controlling class certificates held in book-entry form will likewise be subject to the same limitations on rights and the same obligations as they otherwise would if they were registered holders of certificates of the controlling class.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     In general, the master servicer may not waive any due on sale or due on encumbrance clause in any mortgage loan or consent to the assumption of any mortgage loan or, in the case of any transfers, assumptions and/or further encumbrances that, by the terms of the related loan documents, do not require the lender's consent if specified conditions have been satisfied, make any determination with respect to whether any such conditions have been satisfied, except that in the case of a mortgage loan sold to the depositor by PNC Bank
National Association that is not a specially serviced mortgage loan, Midland
Loan Services, Inc. may grant any such waiver or consent or make any such determination with the consent of the special servicer. Subject to the

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foregoing discussion and the discussions under "--The Controlling Class
Representative and the Loan Combination Controlling Parties" above and
"--Modifications, Waivers, Amendments and Consents" below, Midland, with respect to mortgage loans sold to the depositor by PNC Bank that are not specially serviced mortgage loans and the special servicer, with respect to all other mortgage loans, will be required to enforce, on behalf of the trust fund, any right the lender under any mortgage loan may have under either a due-on-sale or due-on-encumbrance clause, unless Midland, with respect to mortgage loans sold to the depositor by PNC Bank that are not specially serviced mortgage loans
(with the consent of the special servicer) or the special servicer, as applicable, has determined that waiver of the lender's rights under such clauses would be in accordance with the Servicing Standard. However, subject to the related loan documents and applicable law, neither Midland, with respect to mortgage loans sold to the depositor by PNC Bank that are not specially serviced mortgage loans, nor the special servicer may waive its rights or grant its consent under any related due-on-sale or due-on-encumbrance clause--

     o    in respect of any mortgage loan that--

          1.   has a principal balance of $35,000,000 or more (with respect to
               S&P in the case of a due-on-sale clause), $20,000,000 or more
               (with respect to S&P in the case of a due-on-encumbrance clause)
               or $25,000,000 or more (with respect to Moody's in the case of either a due-on-sale clause or a due-on-encumbrance clause) at the time of determination or has, whether (a) individually, (b)
               as part of a group of cross-collateralized mortgage loans or (c)
               as part of a group of mortgage loans made to affiliated
               borrowers, a principal balance that is equal to or greater than
               5% or more (with respect to S&P in the case of a due-on-sale clause and with respect to Moody's in the case of either a due-on-sale clause or a due-on-encumbrance clause) or 2% or more
               (with respect to S&P in the case of a due-on-encumbrance clause)
               of the aggregate outstanding principal balance of the mortgage pool at the time of determination; or

          2.   is one of the ten largest mortgage loans (which for this purpose includes groups of cross-collateralized mortgage loans and groups of mortgage loans made to affiliated borrowers) by outstanding principal balance at the time of determination; or

     o    where, in the case of a due-on-encumbrance clause only, the subject mortgage loan, taking into account existing debt on the related mortgaged real property and the proposed additional debt as if such total debt were a single mortgage loan, would have a loan-to-value ratio equal to or greater than 85% or a debt service coverage ratio equal to or less than 1.20:1;

unless, with some exceptions, it receives prior written confirmation from each applicable rating agency that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to the certificates (or placement of the certificates on negative credit watch status in contemplation of such rating action). Also, Midland may not waive its rights or grant its consent under any due-on-sale or due-on-encumbrance clause described in this paragraph until it has received consent of the special servicer. Further, neither Midland nor the special servicer may consent to the transfer of any mortgaged real property that secures a group of cross-collateralized mortgage loans, unless all of the mortgaged real properties securing such group of mortgage loans are transferred at the same time, or the controlling class representative consents to the transfer.

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     With respect to the Park La Brea Apartments Loan Combination, the Series
2006-LDP8 Master Servicer and Series 2006-LDP8 Special Servicer will be required to enforce, on behalf of the issuing entity (and the series 2006-LDP8 certificateholders), any right the lender under the Park La Brea Apartments Loan
Combination may have under either a due-on-sale or due-on-encumbrance clause in accordance with the Series 2006-LDP8 Pooling and Servicing Agreement.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

     The special servicer, with respect to any specially serviced mortgage loan may, consistent with the Servicing Standard agree to:

     o    modify, waive or amend any term of the subject mortgage loan;

     o    extend the maturity of the subject mortgage loan;

     o    defer or forgive the payment of interest on and principal of the subject mortgage loan;

     o    defer or forgive the payment of prepayment premiums, yield maintenance charges and late payment charges on the subject mortgage loan;

     o    permit the release, addition or substitution of collateral securing the subject mortgage loan;

     o    permit the release, addition or substitution of the borrower or any guarantor with respect to the subject mortgage loan; or

     o    provide consents with respect to any leasing activity at the mortgaged real property securing the subject mortgage loan;

provided that the ability of the special servicer to agree to any of the foregoing, however, is subject to the discussion under "--The Controlling Class
Representative and the Loan Combination Controlling Parties" and "--Enforcement
of Due-on-Sale and Due-on-Encumbrance Provisions" above in this offering prospectus and further, to the limitations, conditions and restrictions discussed below.

     The special servicer may agree to or consent to (or permit the applicable master servicer to agree to or consent to) the modification, waiver or amendment of any term of any mortgage loan that would--

     o    affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable under the mortgage loan (including, subject to the discussion in the third following paragraph, extend the date on which any related balloon payment is due); or

     o    affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal prepayment during any period in which the related mortgage note prohibits principal prepayments; or

     o    in the special servicer's judgment, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan;

provided that a material default on the mortgage loan has occurred or, in the special servicer's judgment, a material default on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the certificateholders, as a collective whole, on a present value basis, than would liquidation.

     Neither master servicer nor the special servicer may release any mortgaged real property securing a mortgage loan, except as otherwise allowed by the pooling and servicing agreement.

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     Neither master servicer nor the special servicer may extend the maturity date of any mortgage loan to a date beyond the earliest of--

          1.   two years prior to the rated final distribution date; and

          2.   if the mortgage loan is secured by a mortgage on the related borrower's leasehold interest (and not the corresponding fee interest) in the related mortgaged real property, 20 years (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the related ground lease and with the consent of the controlling class representative, 10 years) prior to the end of the then-current term of the related ground lease, plus any unilateral options to extend such term.

     Neither master servicer nor the special servicer may make or permit any modification, waiver or amendment of any term of any mortgage loan that would--

     o    cause any of the Park La Brea Apartments individual loan REMIC, REMIC
          I or REMIC II to fail to qualify as a REMIC under the Code;

     o    result in the imposition of any tax on prohibited transactions or contributions after the startup date of any of the Park La Brea
          Apartments individual loan REMIC, REMIC I or REMIC II under the Code;
          or

     o    adversely affect the status of any portion of the trust that is intended to be a grantor trust under the Code.

     Generally, the master servicers may not agree to modify, waive or amend the term of any mortgage loan without the consent of the special servicer. Subject to the foregoing discussion, however, either master servicer, without the approval of the special servicer, the controlling class representative or any of the rating agencies, may modify, waive or amend certain terms of non-specially serviced mortgage loans for which it is acting as master servicer as specified in the pooling and servicing agreement, including, without limitation--

     o    approving certain waivers of non-material covenant defaults;

     o    approving certain leasing activity;

     o    waiving certain late payment charges and Penalty Interest subject to the limitations in the pooling and servicing agreement;

     o    approving certain consents with respect to rights-of-way, easements or similar agreements and consents to subordination of the related mortgage loan to such easements, rights-of-way or similar agreements, that do not materially affect the use or value of the mortgaged real property or materially interfere with the borrower's ability to make related payments;

     o    approving releases of unimproved parcels of a mortgaged real property;

     o    approving annual budgets to operate mortgaged real properties;

     o    approving certain temporary waivers of requirements in loan documents with respect to insurance deductible amounts or claims-paying ability ratings of insurance providers; and

     o    consenting to changing the property manager with respect to a mortgage loan with an unpaid principal balance of less than $2,000,000.

     The foregoing limitations, conditions and restrictions will not apply to any of the acts or circumstances referenced in this "--Modifications, Waivers,
Amendments and Consents" section that is provided for under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or that is solely within the control of the related borrower. Also, neither master servicer nor the special servicer will be

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required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

     Neither master servicer nor the special servicer will have any liability to the trust, the certificateholders or any other person for any determination made by it in connection with a modification, waiver or amendment of a mortgage loan that is made in accordance with the Servicing Standard.

     All modifications, waivers and amendments entered into by a master servicer and/or the special servicer with respect to the mortgage loans are to be in writing. Each master servicer and the special servicer must deliver to the trustee for deposit in the related mortgage file, an original counterpart of the agreement relating to each modification, waiver or amendment agreed to by it, promptly following its execution.

     Modifications, waivers, amendments and consents in respect of the Park La
Brea Apartments Loan Combination will be administered by the Series 2006-LDP8
Master Servicer or Series 2006-LDP8 Special Servicer, as applicable, in accordance with the Series 2006-LDP8 Pooling and Servicing Agreement.

REQUIRED APPRAISALS

     The special servicer must make commercially reasonable efforts to obtain, within 60 days of the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans, and deliver to the trustee, the applicable master servicer and the controlling class representative, a copy of an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer has no actual knowledge of a material adverse change in the condition of the related mortgaged real property in which case such appraisal may be a letter update of the prior appraisal.

     Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan, net of related unreimbursed advances of principal, is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of an appraisal.

     As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan.
An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of Advances" in
this offering prospectus.

     If an Appraisal Trigger Event occurs with respect to any mortgage loan, then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, once every 12 months after the occurrence of that Appraisal
Trigger Event (or sooner if the special servicer has actual knowledge of a material adverse change in the condition of the related mortgaged real property), an update of the prior required appraisal or other valuation. The special servicer is to deliver to the trustee, the applicable master servicer and the controlling class representative, the new appraisal or valuation within ten business days of obtaining or performing such appraisal or valuation (or update thereof). This ongoing obligation will cease if and when--

     o    if the Appraisal Trigger Event was the failure by the borrower to make any monthly debt service payment for 60 days or more, or involved the special servicer modifying the amount or timing of any monthly debt service payment (other than a balloon payment), the related borrower has made three consecutive full and timely monthly debt service payments under the terms of the mortgage loan (as such terms may have been modified); or

     o    with respect to the other Appraisal Trigger Events (other than the related mortgaged real property becoming REO Property), such circumstances cease to exist in the reasonable judgment of the special servicer, but, with respect to any bankruptcy or insolvency proceedings, no later than the entry of an order or decree dismissing such proceeding, and with respect to the extension of any

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          date on which a balloon payment is due, no later than the date that the special servicer agrees to an extension;

provided that no other Appraisal Trigger Event then exists with respect to the subject mortgage loan.

     The cost of each required appraisal, and any update of that appraisal, will be advanced by the applicable master servicer, if it does not consider it to be nonrecoverable, and will be reimbursable to the applicable master servicer as a servicing advance.

COLLECTION ACCOUNTS

     General. Each master servicer will be required to establish and maintain one or more segregated accounts or sub-accounts as a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

     The funds held in each master servicer's collection account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in a master servicer's collection account will be paid to that master servicer as additional compensation subject to the limitations set forth in the pooling and servicing agreement.

     Deposits. Under the pooling and servicing agreement, each master servicer must deposit or cause to be deposited in its collection account within one business day following receipt of available funds, in the case of payments and other collections on the mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of that master servicer with respect to the mortgage pool subsequent to the date of initial issuance of the offered certificates, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

     o    all payments on account of principal on the mortgage loans, including principal prepayments;

     o    all payments on account of interest on the mortgage loans, including
          Penalty Interest;

     o    all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the mortgage loans;

     o    all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a mortgaged real property or the related mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property, in each case to the extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

     o    all amounts received and retained in connection with the liquidation of defaulted mortgage loans by foreclosure or as otherwise contemplated under "--Realization Upon Defaulted Mortgage Loans"
          below;

     o    any amounts paid by the mortgage loan sellers in connection with the repurchase or replacement of a mortgage loan as described under
          "Description of the Mortgage Pool--Repurchases and Substitutions" in
          this offering prospectus;

     o    any amounts required to be deposited by that master servicer in connection with losses incurred with respect to Permitted Investments of funds held in the collection account;

     o    all payments required to be paid by that master servicer or the special servicer with respect to any deductible clause in any blanket insurance policy as described under "Description of the

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          Mortgage Pool--Additional Loan and Property Information--Hazard,
          Liability and Other Insurance" in this offering prospectus;

     o    any amounts required to be transferred from the special servicer's REO account;

     o    any amounts representing compensating interest payments in respect of prepayment interest shortfalls as described under "--Servicing and
          Other Compensation and Payment of Expenses--Prepayment Interest
          Shortfalls" above; and

     o    any amount paid by a borrower to cover items for which a servicing advance has been previously made and for which that master servicer or the trustee, as applicable, has been previously reimbursed out of the collection account.

     Upon receipt of any of the amounts described in the first five bullets and the last bullet of the preceding paragraph with respect to any specially serviced mortgage loan, the special servicer is required to promptly remit these amounts to the applicable master servicer for deposit in its collection account.

     Notwithstanding the foregoing, amounts received on any A-Note Trust
Mortgage Loan will be deposited into a separate account or sub-account of the collection account maintained by the applicable master servicer before being transferred to that master servicer's collection account.

     Withdrawals. The master servicers may make withdrawals from their respective collection accounts for any of the following purposes, which are not listed in any order of priority:

     o    to remit to the trustee for deposit in the trustee's distribution account described under "Description of the Offered
          Certificates--Distribution Account" in this offering prospectus, on the business day preceding each distribution date, an aggregate amount of immediately available funds equal to that portion of the Available
          Distribution Amount (calculated without regard to clauses (a)(ii),
          (a)(v), (b)(ii)(B) and (b)(v) of the definition of that term in this offering prospectus, and exclusive of other amounts received after the end of the related collection period) for the related distribution date then on deposit in the collection account, together with any prepayment premiums and/or yield maintenance charges received on the mortgage loans during the related collection period and, in the case of the final distribution date, any additional amounts which the relevant party is required to pay in connection with the purchase of all the mortgage loans and REO Properties, plus any amounts required to be remitted in respect of P&I advances;

     o    to reimburse the trustee and itself, in that order, for any unreimbursed P&I advances made by that party under the pooling and servicing agreement, which reimbursement is to be made out of late collections of interest (net of related master servicing fees) and principal (net of any related workout fee or principal recovery fee)
          received in respect of the particular mortgage loan or REO Property as to which the Advance was made; provided that, if such P&I advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such P&I advance will be reimbursed out of general collections of principal as described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service
          Payments and Reimbursement of Advances" in this offering prospectus;

     o    to pay itself earned and unpaid master servicing fees with respect to each mortgage loan, which payment is to be made out of collections on that mortgage loan that are allocable as interest or, if that mortgage loan and any related REO Property have been previously liquidated, out of general collections on the other mortgage loans and REO Properties;

     o    to pay the special servicer, out of general collections on the mortgage loans and any REO Properties, earned and unpaid special servicing fees with respect to each mortgage loan that is either--

          1.   a specially serviced mortgage loan; or

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          2.   a mortgage loan as to which the related mortgaged real property has become an REO Property;

     o    to pay the special servicer earned and unpaid workout fees and principal recovery fees to which it is entitled, which payment is to be made from the sources described under "--Servicing and Other
          Compensation and Payment of Expenses" above;

     o    to reimburse the trustee, itself or the special servicer, in that order, for any unreimbursed servicing advances, first, out of payments made by the borrower that are allocable to such servicing advance, and then, out of liquidation proceeds, insurance proceeds, condemnation proceeds and, if applicable, revenues from REO Properties relating to the mortgage loan in respect of which the servicing advance was made, and then out of general collections; provided that, if such Advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such Advance will be reimbursed out of general collections of principal as described under "--Servicing and
          Other Compensation and Payment of Expenses" above and "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service
          Payments and Reimbursement of Advances" in this offering prospectus;

     o    to reimburse the trustee, itself or the special servicer, in that order, first out of REO Property revenues, liquidation proceeds and insurance and condemnation proceeds received in respect of the mortgage loan relating to the Advance, and then out of general collections on the mortgage loans and any REO Properties, for any unreimbursed Advance made by that party under the pooling and servicing agreement that has been determined not to be ultimately recoverable, together with interest thereon, subject to the limitations set forth in the pooling and servicing agreement and the limitations described under, as applicable, "--Servicing and Other
          Compensation and Payment of Expenses" above and/or "Description of the
          Offered Certificates--Advances of Delinquent Monthly Debt Service
          Payments and Reimbursement of Advances" in this offering prospectus;

     o    to make any payments required to be made by the trust to the Series
          2006-LDP8 Master Servicer, the Series 2006-LDP8 Special Servicer and
          the Series 2006-LDP8 Trustee pursuant to the Park La Brea Apartments
          Intercreditor Agreement and the Series 2006-LDP8 Pooling and Servicing
          Agreement;

     o    to pay the trustee, itself or the special servicer, in that order, unpaid interest on any Advance made by that party under the pooling and servicing agreement, which payment is to be made out of Penalty
          Interest and late payment charges collected on the related mortgage loan during the collection period during which that Advance is reimbursed;

     o    in connection with the reimbursement of Advances as described in the second bullet, the sixth bullet or the seventh bullet under this
          "--Withdrawals" subsection and subject to the limitations described in each of those three bullets, to pay itself, the special servicer or the trustee, as the case may be, out of general collections on the mortgage loans and any REO Properties, any interest accrued and payable on that Advance and not otherwise payable under the preceding bullet;

     o    to pay for costs and expenses incurred by the trust fund in connection with property inspections;

     o    to pay the special servicer or itself any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and Other Compensation and Payment of
          Expenses--Additional Servicing Compensation" above;

     o    to pay for the cost of an independent appraiser or other expert in real estate matters, to the extent such cost is not required to be advanced under the pooling and servicing agreement;

     o    to pay itself, the special servicer, any of the mortgage loan sellers, any holder (or, if applicable, beneficial owner) of certificates of the controlling class or any other person, as the case may be, with respect to each mortgage loan, if any, previously purchased by such person pursuant to the

                                      165

          pooling and servicing agreement, all amounts received in respect of any such purchased mortgage loan subsequent to the date of purchase;

     o    to pay, out of general collections on the mortgage loans and any REO
          Properties, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental conditions at any mortgaged real property that secures a defaulted mortgage loan;

     o    to pay itself, the special servicer, us, or any of their or our respective members, managers, shareholders, directors, officers, employees and agents, as the case may be, out of general collections on the mortgage loans and any REO Properties, any of the
          reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under "Description of the Governing Documents--Matters Regarding the Master Servicer, the
          Special Servicer, the Manager and Us" in the accompanying base prospectus;

     o    to pay, out of general collections on the mortgage loans and any REO
          Properties, for the costs of various opinions of counsel, the cost of recording the pooling and servicing agreement and expenses properly incurred by the tax administrator in connection with providing advice to the special servicer;

     o    to pay any other items described in this offering prospectus as being payable from the collection account;

     o    to withdraw amounts deposited in the collection account in error; and

     o    to clear and terminate the collection account upon the termination of the pooling and servicing agreement.

     The pooling and servicing agreement will prohibit the application of amounts received on a Non-Trust Loan to cover expenses payable or reimbursable out of general collections with respect to mortgage loans and REO Properties in the trust that are not part of the related Loan Combination.

     In general, if at any time a master servicer is entitled to make a payment, reimbursement or remittance from its collection account,

     o    the payment, reimbursement or remittance is permitted or required to be made from any funds on deposit in that master servicer's collection account,

     o    the amounts on deposit in that master servicer's collection account are insufficient to satisfy the payment, reimbursement or remittance,
          and

     o    the amounts on deposit in the other master servicer's collection account (after taking into account the other master servicer's obligations to make payments, reimbursements or remittances from its own collection account) are sufficient to make such payment, reimbursement or remittance in full or in part,

then the other master servicer will be required to make the payment, reimbursement or remittance from its collection account within a specified number of days following a written request from the requesting master servicer.
The written request will be required to indicate the nature and amount of the payment, reimbursement or remittance and include a certification from the requesting master servicer that there are not sufficient funds in its collection account to make the subject payment, reimbursement or remittance.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     Fair Value Call. The pooling and servicing agreement grants to the special servicer and the holder (or, if applicable, the beneficial owner) of the certificates with the largest percentage of voting rights allocated to the controlling class of certificates (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) a right to purchase from the trust defaulted mortgage loans under the circumstances described below in this "--Fair Value Call" subsection. The defaulted mortgage loans in respect of

                                      166

which this right may be exercised are mortgage loans that have experienced payment defaults similar to the payment defaults that would constitute a
Servicing Transfer Event as described in the glossary to this offering prospectus or mortgage loans as to which the related indebtedness has been accelerated by the applicable master servicer or the special servicer following default.

     At the time a mortgage loan becomes a defaulted mortgage loan satisfying the criteria described in the preceding paragraph, each of the special servicer and the plurality controlling class certificateholder will have a purchase option (which option will be assignable when the opportunity to exercise it arises) to purchase the defaulted mortgage loan, from the trust fund at an option price generally equal to (i) if the special servicer has not yet determined the fair value of the defaulted mortgage loan, the sum of the unpaid principal balance of that mortgage loan at the time of purchase, together with unpaid and accrued interest on that mortgage loan at its mortgage interest rate, unpaid interest accrued on related Advances, related unreimbursed servicing advances and other related Additional Trust Fund Expenses, including special servicing fees, or (ii) the fair value of the defaulted mortgage loan as determined by the special servicer, if the special servicer has made such fair value determination; provided that if (i) the option is being exercised by an assignee of the special servicer or the plurality controlling class certificateholder that is not affiliated with the special servicer or the plurality controlling class certificateholder, (ii) the assignment of the purchase right or option was made for no material consideration, and (iii) the purchase option is exercised more than 90 days following the making of a fair value determination, the special servicer will be entitled to receive a principal recovery fee. The special servicer will be permitted to change from time to time, its determination of the fair value of a defaulted mortgage loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard; provided, however, that the special servicer will update its determination of the fair value of a defaulted mortgage loan at least once every 90 days; and, provided, further, that absent the special servicer having actual knowledge of a material change in circumstances affecting the value of the related mortgaged real property, the special servicer will not be obligated to update such determination. The purchase option in respect of a defaulted mortgage loan will first belong to the special servicer. If the purchase option is not exercised by special servicer or any assignee thereof within 60 days of a fair value determination being made, then the purchase option will belong to the plurality controlling class certificateholder for 15 days. If the purchase option is not exercised by the plurality controlling class certificateholder or its assignee within such 15-day period, then the purchase option will revert to the special servicer.

     Notwithstanding the foregoing, the holder of a B-Note Non-Trust Loan will have the right to purchase the related A-Note Trust Mortgage Loan from the trust in certain default situations, as described above under "Description of the
Mortgage Pool--The Loan Combinations" in this offering prospectus. In addition, notwithstanding the discussion in the preceding paragraph, the holders of a mezzanine loan may have the right to purchase the related mortgage loan from the trust if certain defaults on the related mortgage loan occur.

     Unless and until the purchase option with respect to a defaulted mortgage loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure consistent with the Servicing Standard, but the special servicer will not be permitted to sell the defaulted mortgage loan other than pursuant to the exercise of the purchase option.

     If not exercised sooner, the purchase option with respect to any defaulted mortgage loan will automatically terminate upon (i) the related borrower's cure of all related defaults on the defaulted mortgage loan, (ii) the acquisition on behalf of the trust fund of title to the related mortgaged real property by foreclosure or deed in lieu of foreclosure or (iii) the modification or pay-off
(full or discounted) of the defaulted mortgage loan in connection with a workout. In addition, the purchase option with respect to a defaulted mortgage loan held by any person will terminate upon the exercise of the purchase option and consummation of the purchase by any other holder of a purchase option.

     If (a) a purchase option is exercised with respect to a defaulted mortgage loan and the person expected to acquire the defaulted mortgage loan pursuant to such exercise is the plurality controlling class certificateholder, the special servicer, or any affiliate of any of them, which means that the purchase option has not been assigned to

                                      167

another unaffiliated person, and (b) the option price is based on the special servicer's determination of the fair value of the defaulted mortgage loan, then the applicable master servicer or, if that master servicer and the special servicer are the same person, the trustee (or a third-party appraiser designated by the applicable master servicer or the trustee, as applicable, at its option, upon whose determination the applicable master servicer or the trustee, as the case may be, may, absent manifest error, conclusively rely) will be required to confirm that the option price (as determined by the special servicer) represents a fair value for the defaulted mortgage loan. The master servicer or the trustee, as applicable, will be entitled to receive, out of the collection accounts, a fee of $2,500 for the initial confirmation, but not for any subsequent confirmations, of fair value with respect to that mortgage loan. The costs of all appraisals, inspection reports and opinions of value incurred by the applicable master servicer, the special servicer, the trustee or any third-party appraiser in connection with any determination of fair value will be reimbursable to the applicable master servicer, the special servicer or the trustee, as applicable, as servicing advances.

     With respect to the Park La Brea Apartments Loan Combination, upon the Park
La Brea Apartments Loan Combination becoming a defaulted mortgage loan, the
Series 2006-LDP8 Trustee is required to promptly notify, in writing, the trustee under the pooling and servicing agreement (who shall be instructed to promptly notify, in writing, the plurality controlling class certificateholder (such notice shall include the option price for the Park La Brea Apartments Trust
Mortgage Loan as determined by the Series 2006-LDP8 Special Servicer based on the same methodology for determining the fair value of the related Park La Brea
Apartments Loan Combination)). Upon receipt of such notice, the plurality controlling class certificateholder will have the right, at its option, to purchase the Park La Brea Apartments Trust Mortgage Loan from the trust pursuant to the pooling and servicing agreement for a price determined in accordance with the Series 2006-LDP8 Pooling and Servicing Agreement, with respect to the Park
La Brea Apartments Loan Combination.

     Foreclosure and Similar Proceedings. Neither master servicer may institute foreclosure proceedings, exercise any power of sale contained in a mortgage or acquire title to a mortgaged real property. If a default on a mortgage loan has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments, then, subject to the discussion under "--The
Controlling Class Representative and the Loan Combination Controlling Parties"
above, the special servicer may, on behalf of the trust, take any of the following actions:

     o    institute foreclosure proceedings;

     o    exercise any power of sale contained in the related mortgage;

     o    obtain a deed in lieu of foreclosure; or

     o    otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

     The special servicer may not acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the certificateholders (or, if a Loan
Combination is involved, the certificateholders and the holder(s) of the related
B-Note Non-Trust Loan(s)), to be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of federal environmental laws, unless--

     o    the special servicer has previously received a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust; and

     o    either:

          1.   the report indicates that--

               o    the particular mortgaged real property is in compliance with applicable environmental laws and regulations; and

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               o    there are no circumstances or conditions present at the
                    mortgaged real property that have resulted in any
                    contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          2.   the special servicer (who may rely conclusively on the report)
               determines that taking the actions necessary to bring the
               particular mortgaged real property into compliance with
               applicable environmental laws and regulations and/or taking any of the other actions contemplated by clause 1. above, is
               reasonably likely to maximize the recovery to certificateholders
               (or, if a Loan Combination is involved, the certificateholders and the holder(s) of the related B-Note Non-Trust Loan(s)), taking into account the time value of money.

     If the environmental testing contemplated above establishes that any of the conditions described in clauses 1. and 2. have not been satisfied with respect to any mortgaged real property and there is no breach of a representation or warranty requiring repurchase under the applicable mortgage loan purchase agreement, the special servicer will be required to take such action as is in accordance with the Servicing Standard (other than proceeding against the related mortgaged real property). At such time as it deems appropriate, the special servicer may, on behalf of the trust, release all or a portion of the subject mortgaged real property from the lien of the related mortgage instrument; provided that, if the related mortgage loan has a then outstanding principal balance of greater than $1 million, then prior to the release of all or a portion of the related mortgaged real property, (i) the special servicer shall have notified the rating agencies, the trustee, the controlling class representative and the applicable master servicer in writing of its intention to so release all or a portion of such mortgaged real property and the bases for such intention, and (ii) the trustee shall have notified the certificateholders in writing of the special servicer's intention to so release all or a portion of such mortgaged real property.

     If the trust acquires title to any mortgaged real property, the special servicer, on behalf of the trust, has to sell the particular real property prior to the close of the third calendar year following the calendar year in which that acquisition occurred, subject to limited exceptions as described under
"--REO Properties" below.

     If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer and/or the applicable master servicer in connection with the defaulted mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer, the applicable master servicer and/or the trustee will be entitled to payment or reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of the liquidation proceeds to the certificateholders, for--

     o    any and all amounts that represent unpaid servicing fees and additional servicing compensation with respect to the mortgage loan;

     o    unreimbursed (from the related mortgage loan) servicing expenses and
          Advances incurred with respect to the mortgage loan;

     o    any P&I advances made with respect to the mortgage loan that are unreimbursed from that mortgage loan; and

     o    any interest payable (or paid from general collections) to the applicable master servicer and/or special servicer on any expenses and
          Advances and not reimbursed from that mortgage loan.

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     In the event a default has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments with respect to the Park La Brea Apartments Loan Combination, the Series 2006-LDP8 Special
Servicer will be required to institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure or otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise in accordance with the procedures set forth in the Series 2006-LDP8 Pooling and Servicing Agreement.

REO PROPERTIES

     If title to any mortgaged real property is acquired by the special servicer on behalf of the trust, the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

     o    the IRS grants an extension of time to sell the property; or

     o    the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause any of the Park La Brea Apartments individual loan REMIC, REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

     Regardless of whether the special servicer applies for or is granted an extension of time to sell the property, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion.

     The special servicer may be required to retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO
Property.

     In general, the special servicer, or an independent contractor employed by the special servicer at the expense of the trust, will be obligated to operate and manage any REO Property in a manner that:

     o    maintains its status as foreclosure property under the REMIC provisions of the Code; and

     o    is in accordance with the Servicing Standard.

     The special servicer must review the operation of each REO Property and consult with the trustee, or any person appointed by the trustee to act as tax administrator, to determine the trust's federal income tax reporting position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be consistent with the Servicing Standard to manage and operate the property in a manner that would avoid the imposition of a tax on net income from foreclosure property, within the meaning of section 857(b)(4)(B) of the Code.

     This determination is most likely to occur in the case of an REO Property that is a hotel. To the extent that income the trust receives from an REO
Property is subject to a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%.

     The determination as to whether income from an REO Property would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO
Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income. The service portion of the income could be subject to federal tax at the highest marginal corporate tax rate and could also be subject to certain state or local taxes. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate. Any tax imposed on the trust's income from an REO Property would reduce the amount available

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for payment to the certificateholders. See "Federal Income Tax Consequences" in this offering prospectus and in the accompanying base prospectus. The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the applicable master servicer's collection account.

     The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO
Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, following receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property. The funds held in this REO account may be held as cash or invested in Permitted Investments.
Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

     The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the account relating to that particular REO Property. Shortly after the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the applicable master servicer for deposit, into that master servicer's collection account the total of all amounts received with respect to each REO Property during that collection period, net of--

     o    any withdrawals made out of those amounts as described in the preceding sentence; and

     o    any portion of those amounts that may be retained as reserves as described in the next paragraph.

     The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

     The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

     The Series 2006-LDP8 Special Servicer will be required to administer any
REO Property related to the Park La Brea Apartments Loan Combination in a substantially similar manner pursuant to the Series 2006-LDP8 Pooling and
Servicing Agreement.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

     The special servicer will be required, at the expense of the trust, to inspect or cause an inspection of the corresponding mortgaged real property as soon as practicable after any mortgage loan becomes a specially serviced mortgage loan and annually so long as such mortgage loan is a specially serviced mortgage loan. Beginning in 2007, the applicable master servicer, for each mortgage loan that it is responsible for servicing that is not a specially serviced mortgage loan and does not relate to an REO Property, will be required, at its own expense, to inspect or cause an inspection of the mortgaged real property at least once every calendar year in the case of a mortgage loan having an unpaid principal balance of $2,000,000 or greater, unless such mortgaged real property has been inspected in such calendar year by the special servicer ; and
once every two calendar years in the case of a mortgage loan having an unpaid principal balance of less than $2,000,000. The applicable master servicer and the special servicer will each be required to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property and that specifies--

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     o    any sale, transfer or abandonment of the property of which the subject master servicer or the special servicer, as applicable, is aware; or

     o    any change in the property's condition or value of which the subject master servicer or the special servicer, as applicable, is aware and considers to be material; or

     o    any visible waste committed on the property of which the subject master servicer or special servicer, as applicable, is aware and considers to be material.

     The special servicer, in the case of each specially serviced mortgage loan, and the applicable master servicer, in the case of each other mortgage loan, will each be required to use reasonable efforts to collect from the related borrower, the quarterly (if any) and annual operating statements, budgets and rent rolls of the corresponding mortgaged real property. However, there can be no assurance that any operating statements required to be delivered by a borrower will in fact be delivered, nor is the applicable master servicer or the special servicer likely to have any practical means of compelling delivery.

     The special servicer will also be required to cause quarterly and annual operating statements, budgets and rent rolls to be prepared for each REO
Property.

     Each master servicer, with respect to each mortgage loan that it is responsible for servicing, will be required to prepare and maintain an operating statement analysis for each mortgaged real property and each REO Property, as applicable, and copies of such operating statement analyses are to be made available by the applicable master servicer to the trustee, the special servicer and/or the controlling class representative upon request or as otherwise provided in the pooling and servicing agreement (but not more frequently than quarterly).

EVIDENCE AS TO COMPLIANCE

     On or before May 1 of each year, beginning in 2007 (provided that, if any of the following items are required in connection with any filing with the
Securities and Exchange Commission, each master servicer and the special servicer will be required to deliver such items on or before March 15 of each year, beginning in 2007), each master servicer and the special servicer must deliver or cause to be delivered to the trustee and us, among others, the following items:

     o    a report on an assessment of compliance by it with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB, signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, which report will contain (a) a statement by the subject master servicer or the special servicer, as the case may be, of its responsibility for assessing compliance with the servicing criteria applicable to it, (b) a statement that the subject master servicer or the special servicer, as the case may be, used the servicing criteria set forth in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria, (c) the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for the period ending December 31st of the preceding calendar year, which discussion must include any material instance of noncompliance with the applicable servicing criteria identified by the subject master servicer or the special servicer, as the case may be, and (d) a statement that a registered public accounting firm has issued an attestation report on the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for such period ending
          December 31st of the preceding calendar year;

     o    as to each report delivered by the subject master servicer or the special servicer as described in the immediately preceding bullet, a report from a registered public accounting firm (made in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board) that attests to, and reports on, the assessment made by the asserting party in the report delivered as described in the immediately preceding bullet; and

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     o    a statement signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, to the effect that: (a) a review of the activities of the subject master servicer or the special servicer, as the case may be, during the preceding calendar year (or, if applicable, the portion of such year during which the offered certificates were outstanding) and of its performance under the pooling and servicing agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the subject master servicer or the special servicer, as the case may be, has fulfilled its material obligations under the pooling and servicing agreement in all material respects throughout the preceding calendar year or portion of that year during which the certificates were outstanding or, if there has been a material default, specifying each material default known to such officer and the nature and status of that default.

     The pooling and servicing agreement will require that: (1) the trustee and any party to the pooling and servicing agreement (in addition to the master servicers and the special servicer) that is "participating in the servicing function" (within the meaning of Item 1122 of Regulation AB) with respect to the mortgage pool, must deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; (2)
any party to the pooling and servicing agreement that has retained a sub-servicer, subcontractor or agent that is "participating in the servicing function" (within the meaning of Item 1122 of Regulation AB) with respect to the mortgage pool, must cause (or, in the case of a sub-servicer that has been retained by a servicer on or following the date of initial issuance of the certificates and that was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer, subcontractor or agent to deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; and (3) (i) the trustee must deliver and (ii) any party to the pooling and servicing agreement that has retained a sub-servicer that meets the criteria in Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB, must cause (or, in the case of a sub-servicer that has been retained by a servicer on or following the date of initial issuance of the certificates and that was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer to deliver, a separate servicer compliance statement similar to that described in the third bullet of the prior paragraph.

EVENTS OF DEFAULT

     Each of the following events, circumstances and conditions will be considered events of default under the pooling and servicing agreement:

     o    any failure by either master servicer to deposit into the collection account any amount required to be so deposited by it under the pooling and servicing agreement, which failure continues unremedied for two business days following the date on which the deposit was required to be made; or

     o    any failure by either master servicer to remit to the trustee for deposit into the distribution account any amount required to be so remitted by it under the pooling and servicing agreement, which failure continues unremedied until 11:00 a.m., New York City time, on the business day following the date on which the remittance was required to be made; or

     o    any failure by the special servicer to deposit into the REO account or to deposit into, or to remit to the applicable master servicer for deposit into, the collection account, any amount required to be so deposited or remitted under the pooling and servicing agreement, provided, however, that the failure to deposit or remit such amount will not be an event of default if such failure is remedied within one business day and in any event on or prior to the related P&I advance date; or

     o    a master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing agreement, and that failure continues unremedied for three business days

                                       173

          following the date on which notice has been given to that master servicer by the trustee or any other party to the pooling and servicing agreement; or

     o    a master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement, and that failure continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to that master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than
          25% of the voting rights for the certificates; provided, however, that
          (A) with respect to any such failure (other than a failure described in clause (B) below) that is not curable within such 30-day period, the subject master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the subject master servicer or the special servicer, as the case may be, has commenced to cure such failure within the initial
          30-day period and has provided the trustee and any affected B-Note
          Loan Noteholders with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure, or (B)
          in the case of the failure to deliver to the trustee the annual statement of compliance, the annual assessment report and/or the annual attestation report with respect to the subject master servicer
          (or any additional servicer or sub-servicing function participant, as applicable, engaged thereby and that was not servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor) or the special servicer (or any additional servicer or sub-servicing function participant, as applicable, engaged thereby and that was not servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor), as applicable, pursuant to the pooling and servicing agreement, which is required to be part of or incorporated in a report to be filed with the Securities and Exchange Commission, continues unremedied beyond the second business day after the time (plus any applicable grace period) specified in the pooling and servicing agreement; or

     o    it is determined that there is a breach by either master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of certificateholders, and that breach continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the applicable master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by
          certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that with respect to any such breach which is not curable within such 30-day period, the applicable master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the applicable master servicer or the special servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

     o    a decree or order of a court having jurisdiction in an involuntary case under federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against a master servicer or the special servicer and the decree or order remains in force for a period of 60 days, provided, however, that the subject master servicer or the special servicer, as appropriate, will have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or order if it commenced the appropriate proceedings to effect such discharge, dismissal or stay within the initial 60-day period; or

     o    a master servicer or the special servicer consents to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to it or of or relating to all or substantially all of its property; or

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     o    a master servicer or the special servicer admits in writing its inability to pay its debts or takes other actions specified in the pooling and servicing agreement indicating its insolvency or inability to pay its obligations; or

     o    Moody's has (a) qualified, downgraded or withdrawn any rating then assigned by it to any class of certificates, or (b) placed any class of certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and that "watch status" placement has not have been withdrawn by it within 60 days of such placement), and, in either case, cited servicing concerns with a master servicer or the special servicer as the sole or a material factor in such rating action; or

     o    a master servicer or the special servicer is removed from S&P's Select
          Servicer List as a U.S. Commercial Mortgage Master Servicer or a U.S.
          Commercial Mortgage Special Servicer, as applicable, and is not reinstated within 60 days after its removal therefrom.

RIGHTS UPON EVENT OF DEFAULT

     If an event of default described above under "--Events of Default" above occurs with respect to either master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of either the controlling class representative or the certificateholders entitled to not less than 25% of the voting rights for all the classes of certificates, the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the pooling and servicing agreement and will continue to be entitled to the benefit of any provisions for reimbursement or indemnity as and to the extent provided in the pooling and servicing agreement. Upon any termination, the trustee must either:

     o    succeed to all of the responsibilities, duties and liabilities of the applicable master servicer or special servicer, as the case may be, under the pooling and servicing agreement; or

     o    appoint an established mortgage loan servicing institution to act as a successor master servicer or as the successor special servicer, as the case may be, provided such successor is reasonably acceptable to the controlling class representative.

     Notwithstanding the foregoing discussion in this "--Rights Upon Event of
Default" section, if a master servicer is terminated under the circumstances described above because of the occurrence of any of the events of default described in the last two bullets under "--Events of Default" above, that master servicer will have the right for a period not to exceed 45 days--during which time that master servicer will continue to master service the mortgage loans it is responsible for servicing--to sell its master servicing rights with respect to the mortgage loans it is responsible for servicing to a master servicer whose appointment Moody's and S&P have each confirmed will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the certificates. The terminated master servicer will be responsible for all out-of-pocket expenses incurred in connection with the attempt to sell its rights to master service the mortgage loans it is responsible for servicing, to the extent such expenses are not reimbursed by the replacement servicer.

     Either the controlling class representative or the holders of certificates entitled to a majority of the voting rights for the certificates may require the trustee to appoint an established mortgage loan servicing institution to act as a successor master servicer or as the successor special servicer, as the case may be, rather than have the trustee act as that successor, provided such successor is reasonably acceptable to the controlling class representative. The appointment of a successor special servicer by the trustee is subject to the rights of the controlling class of certificateholders to designate a successor special servicer as described under "--Replacement of the Special Servicer"
above.

     In general, the certificateholders entitled to at least 66 2/3% of the voting rights allocated to each class of certificates affected by any event of default may waive the event of default.

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described in the first, second, third, tenth or eleventh bullets under "--Events of Default" above may only be waived by all of the holders of the affected classes of the certificates. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

ADDITIONAL MATTERS RELATING TO THE TRUSTEE

     The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

     o    be authorized under those laws to exercise trust powers;

     o    with limited exception, have a combined capital and surplus of at least $100,000,000; and

     o    be subject to supervision or examination by a federal or state banking authority.

     If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

     We, the master servicers, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the trustee will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

SERVICING OF THE PARK LA BREA APARTMENTS LOAN COMBINATION

     The pooling and servicing relating to the J.P. Morgan Chase Commercial
Mortgage Securities Trust 2006-LDP8 securitization which closed prior to the issuance of the Series 2006-4 Certificates (such securitization, "the Series
2006-LDP8 Securitization" and such pooling and servicing agreement, the "Series
2006-LDP8 Pooling and Servicing Agreement") initially governs the servicing and administration of the Park La Brea Apartments Loan Combination and any related
REO Property. Under the Series 2006-LDP8 Pooling and Servicing Agreement, the
master servicer for the Park La Brea Apartment Loan Combination is Midland Loan
Services, Inc. (together with any successor thereto, the "Series 2006-LDP8
Master Servicer"), the trustee is LaSalle Bank National Association (together with any successor thereto, the "Series 2006-LDP8 Trustee"), the initial special servicer is J.E. Robert Company, Inc. (together with any successor thereto, the
"Series 2006-LDP8 Special Servicer") and the Park La Brea Apartments Controlling
Party (which is comparable to the series 2006-C4 controlling class representative) is an affiliate of that special servicer. The master servicer, special servicer and trustee under the series 2006-C4 pooling and servicing agreement will not have any obligation or authority to supervise the Series
2006-LDP8 Master Servicer, the Series 2006-LDP8 Special Servicer or the Series
2006-LDP8 Trustee or to make servicing advances with respect to the Park La Brea
Apartments Loan Combination. The Series 2006-LDP8 Pooling and Servicing
Agreement provides for servicing in a manner acceptable for rated transactions similar in nature to the series 2006-C4 securitization and the servicing arrangements under the Series 2006-LDP8 Pooling and Servicing Agreement are
generally similar, but not identical, to the servicing arrangements under the series 2006-C4 pooling and servicing agreement. In that regard--

     o    one or more parties to the Series 2006-LDP8 Pooling and Servicing
          Agreement will be responsible for making servicing advances with respect to the Park La Brea Apartments Loan

                                      176

          Combination, which servicing advances will be reimbursable (with interest at a published prime rate) to the maker thereof first, from the principal collections available on the Park La Brea Apartments
          Loan Combination and if the principal collections in the Park La Brea
          Apartments Loan Combination are not sufficient to make such reimbursement in full, then from the principal collections on the mortgage loans included in the Series 2006-LDP8 Securitization and from the principal collections on the mortgage loans in the trust
          (after giving effect to any reimbursement of nonrecoverable advances and workout delayed reimbursement amounts that are related to such other mortgage loans) in an amount equal to each securitization trust's pro rata share of such servicing advances, and none of the parties to that agreement (in their capacities under such agreement)
          will have any right or duty to make advances of delinquent debt service payments on the Park La Brea Apartments Trust Mortgage Loan;

     o    the mortgage loans that form the Park La Brea Apartments Loan
          Combination are to be serviced and administered under a general servicing standard that is substantially similar (but not identical)
          to the Servicing Standard under the series 2006-4 pooling and servicing agreement and as if they were a single mortgage loan indebtedness under that agreement (subject to any rights of the Park
          La Brea Loan Combination Controlling Party or a representative on its behalf to consult or advise with respect to, or to approve or disapprove, various servicing-related actions involving the Park La
          Brea Apartments Loan Combination);

     o    the mortgage loans that form the Park La Brea Apartments Loan
          Combination will become specially serviced mortgage loans if specified events occur, which events are substantially similar (but not identical) to the Servicing Transfer Events under the Series 2006-C4 pooling and servicing agreement, in which case the Series 2006-LDP8
          Special Servicer will be entitled to (among other things) special servicing fees, workout fees and/or liquidation fees with respect to the Park La Brea Apartments Mortgage Loan that arise and are payable in a manner and to an extent that is substantially similar to the special servicing fees, workout fees and/or liquidation fees that are payable to the special servicer under the series 2006-C4 pooling and servicing agreement with respect to other underlying mortgage loans, except that the special servicing fee under the Series 2006-LDP8
          Pooling and Servicing Agreement is calculated at 0.25% per annum.

     o    any modification, extension, waiver or amendment of the payment terms of the Park La Brea Apartments Loan Combination is required to be structured so as to be consistent with the allocation and payment priorities in the related mortgage loan documents and the Park La Brea
          Apartments Intercreditor Agreement, such that neither the Series
          2006-LPD8 securitization trust as holder of the Park La Brea
          Apartments Pari Passu Non-Trust Loan nor the trust as the holder of the Park La Brea Apartments Trust Mortgage Loan gains a priority over the other such holder that is not reflected in the related mortgage loan documents and the Park La Brea Apartments Intercreditor Agreement
          (taking into account that the Park La Brea Apartments Trust Mortgage
          Loan is pari passu to the Park La Brea Apartments Pari Passu Non-Trust
          Loan);

     o    in the case of the Park La Brea Apartments Loan Combination, the
          Series 2006-LDP8 Master Servicer and the Series 2006-LDP8 Special
          Servicer will each have duties to consult with or obtain the approval of or take direction from the Park La Brea Apartments Controlling
          Party under that agreement with respect to certain matters relating to the Park La Brea Apartments Loan Combination described in "Description of the Mortgage Pool--The Loan Combinations--The Park La Brea
          Apartments Loan Combination" and the Series 2006-LPD8 Master Servicer
          or the Series 2006-LDP8 Special Servicer, as applicable, will be required to consult, on a non-binding basis for a period of at least
          10 business days, with the series 2006-C4 controlling class in respect of the items set forth above, and will be required to provide such parties with an opportunity to review any proposed action to be taken in respect thereof;

     o    in connection with the foregoing bullet, in the case of the Park La
          Brea Apartments Loan Combination, the Series 2006-LDP8 Special
          Servicer will not be obligated to seek approval from the Park La Brea
          Apartments Controlling Party, as contemplated above, for any actions to be

                                      177

          taken by the Series 2006-LDP8 Special Servicer with respect to the
          Park La Brea Loan Apartments Combination or related REO Property if
          (i) the Series 2006-LDP8 Special Servicer has, as described above, notified the Park La Brea Apartments Controlling Party in writing of various actions that the Series 2006-LDP8 Special Servicer proposes to take with respect to the workout or liquidation of the Mortgage Loan or related REO Property and (ii) for 60 days following the first such notice, the Park La Brea Apartments Controlling Party has objected to all of those proposed actions but has failed to suggest any alternative actions that do not violate the applicable servicing standard.

     o    In the case of the Park La Brea Apartments Loan Combination, the Park
          La Brea Apartments Controlling Party will have the right to replace the special servicer with respect to the Park La Brea Apartments Loan
          Combination under the Series 2006-LDP8 Pooling and Servicing Agreement on terms and conditions that are similar (but not identical) to those applicable to the replacement of the special servicer under the series
          2006-C4 pooling and servicing agreement by the holders of a majority interest in the series 2006-C4 controlling class, as described under
          "Servicing of the Mortgage Loans--Replacement of the Special Servicer"
          in this offering prospectus; provided that the Park La Brea Apartments
          Controlling Party will be required to consult, on a non-binding basis for a period of at least 10 business days, with the series 2006-C4 controlling class in respect of such removal.

     o    in general, the respective parties to the Series 2006-LDP8 Pooling and
          Servicing Agreement will have substantially the same limitations on liability and rights to reimbursement and/or indemnification as do the respective parties to the series 2006-C4 pooling and servicing agreement; and

     o    if an event of default has occurred with respect to the Series
          2006-LDP8 Master Servicer under the Series 2006-LDP8 Pooling and
          Servicing Agreement that affects the series 2006-4 certificates, and the Series 2006-LDP8 Master Servicer is not otherwise terminated under the Series 2006-LDP8 Pooling and Servicing Agreement, then the Series
          2006-LDP8 Trustee, acting at the direction of the series 2006-4 controlling class representative, will be entitled to direct the
          Series 2006-LDP8 Trustee to appoint a sub-servicer solely with respect to the Park La Brea Apartments Loan Combination (or if the Park La
          Brea Apartments Loan Combination is currently being sub-serviced, to replace the current sub-servicer, but only if such original sub-servicer is in default under the related sub-servicing agreement).
          The appointment (or replacement) of a sub-servicer with respect to the
          Park La Brea Apartments Loan Combination will in any event be subject to confirmation from each rating agency that such appointment would not result in the downgrade, withdrawal or qualification of the then current ratings on any class of outstanding Series 2006-LDP8 certificates and the series 2006-4 certificates. A replacement sub-servicer shall be selected jointly by the Park La Brea Apartments
          Controlling Party and the controlling class representative; provided that if the Park La Brea Apartments Controlling Party and the
          controlling class representative are not able to agree on a sub-servicer within 45 days after the date on which the Series
          2006-LPD8 Trustee was directed to appoint a sub-servicer or replace the current sub-servicer, such sub-servicer will be selected by the
          Park La Brea Apartments Controlling Party.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

     The certificates will be issued, on or about December 12, 2006, under the pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

     o    a segregated pool of mortgage loans;

                                      178

     o    any and all payments under and proceeds of those mortgage loans received after the cut-off date, exclusive of payments of principal, interest and other amounts due on or before that date;

     o    the loan documents for those mortgage loans;

     o    our rights under the mortgage loan purchase agreements between us and the respective mortgage loan sellers;

     o    any REO Properties acquired by the trust with respect to any of those mortgage loans that come into and continue in default;

     o    those funds or assets as from time to time are deposited in the master servicers' collection accounts, the special servicer's REO account, the trustee's distribution account described under "--Distribution
          Account" below or the trustee's interest reserve account described under "--Interest Reserve Account" below; and

     o    the swap agreements relating to the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates and the class
          AJ-FL certificates, respectively.

     Whenever we refer to mortgage loans in this offering prospectus, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise.

     The certificates will include the following classes:

     o    the A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL, B,
          C, D and XP classes, which are the classes of certificates that are offered by this offering prospectus; and

     o    the XC, E, F, G, H, J, K, L, M, N, P, Q, S, Z, R-I and R-II classes, which are the classes of certificates that--

          1.   will be retained or privately placed by us; and

          2.   are not offered by this offering prospectus.

     The class A-2FL certificates will represent undivided interests in a grantor trust, the assets of which will include, among other things, an uncertificated REMIC regular interest, designated as the class A-2FL REMIC II regular interest, and the rights and obligations under a swap agreement. For so long as it is in effect, that swap agreement will provide, among other things, that amounts payable as interest by the trust with respect to the class A-2FL
REMIC II regular interest will be exchanged for amounts payable as interest by the swap counterparty under that swap agreement, with payments to be made between the trust and the swap counterparty on a net basis. The swap agreement will provide for the calculation of interest at a LIBOR-based rate and the accrual of interest on a notional amount equal to the total principal balance of the class A-2FL certificates outstanding from time to time. The total principal balance of the class A-2FL certificates at any time will equal the total principal balance of the class A-2FL REMIC II regular interest. See "Description of the Swap Agreements" in this offering prospectus.

     The class A-3FL certificates will represent undivided interests in a grantor trust, the assets of which will include, among other things, an uncertificated REMIC regular interest, designated as the class A-3FL REMIC II regular interest, and the rights and obligations under a swap agreement. For so long as it is in effect, that swap agreement will provide, among other things, that amounts payable as interest by the trust with respect to the class A-3FL
REMIC II regular interest will be exchanged for amounts payable as interest by the swap counterparty under that swap agreement, with payments to be made between the trust and the swap counterparty on a net basis. The swap agreement will provide for the calculation of interest at a LIBOR-based rate and the accrual of interest

                                      179

on a notional amount equal to the total principal balance of the class A-3FL certificates outstanding from time to time. The total principal balance of the class A-3FL certificates at any time will equal the total principal balance of the class A-3FL REMIC II regular interest. See "Description of the Swap
Agreements" in this offering prospectus.

     The class AM-FL certificates will represent undivided interests in a grantor trust, the assets of which will include, among other things, an uncertificated REMIC regular interest, designated as the class AM-FL REMIC II regular interest, and the rights and obligations under a swap agreement. For so long as it is in effect, that swap agreement will provide, among other things, that amounts payable as interest by the trust with respect to the class AM-FL
REMIC II regular interest will be exchanged for amounts payable as interest by the swap counterparty under that swap agreement, with payments to be made between the trust and the swap counterparty on a net basis. The swap agreement will provide for the calculation of interest at a LIBOR-based rate and the accrual of interest on a notional amount equal to the total principal balance of the class AM-FL certificates outstanding from time to time. The total principal balance of the class AM-FL certificates at any time will equal the total principal balance of the class AM-FL REMIC II regular interest. See "Description of the Swap Agreements" in this offering prospectus.

     The class AJ-FL certificates will represent undivided interests in a grantor trust, the assets of which will include, among other things, an uncertificated REMIC regular interest, designated as the class AJ-FL REMIC II regular interest, and the rights and obligations under a swap agreement. For so long as it is in effect, that swap agreement will provide, among other things, that amounts payable as interest by the trust with respect to the class AJ-FL
REMIC II regular interest will be exchanged for amounts payable as interest by the swap counterparty under that swap agreement, with payments to be made between the trust and the swap counterparty on a net basis. The swap agreement will provide for the calculation of interest at a LIBOR-based rate and the accrual of interest on a notional amount equal to the total principal balance of the class AJ-FL certificates outstanding from time to time. The total principal balance of the class AJ-FL certificates at any time will equal the total principal balance of the class AJ-FL REMIC II regular interest. See "Description of the Swap Agreements" in this offering prospectus.

     The class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL, B,
C, D, E, F, G, H, J, K, L, M, N, P, Q and S certificates are the only certificates that will have principal balances and are sometimes referred to as the principal balance certificates. The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each certificate having a principal balance will be permanently reduced by any payments of principal actually made with respect to that certificate on that distribution date. See "--Payments"
below.

     On any particular distribution date, the principal balance of each class of principal balance certificates may also be reduced, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust. However, in limited circumstances, the total principal balance of a class of principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable
Advances or interest thereon that were reimbursed and/or paid in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal Distribution
Amount for that distribution date. See "--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
below.

     Notwithstanding the foregoing, in the case of the class A-2FL certificates, any applicable distributions of principal on any given distribution date will first be allocated in reduction of the total principal balance of the class
A-2FL REMIC II regular interest before actually being distributed to the class
A-2FL certificateholders. In addition, any reduction in the total principal balance of the class A-2FL certificates on any given distribution date,

                                      180

without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust, will be made in response to a corresponding reduction made in the total principal balance of the class A-2FL REMIC II regular interest in connection with those losses and expenses. However, the total principal balance of the class A-2FL REMIC II regular interest (and, accordingly, the total principal balance of the class A-2FL certificates) that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction allocated to the class A-2FL REMIC II regular interest) on any distribution date as a result of any recoveries of Nonrecoverable Advances or interest thereon that were reimbursed and/or paid from the principal portion of general collections on the mortgage pool, which recoveries are included in the
Principal Distribution Amount for that distribution date.

     Notwithstanding the foregoing, in the case of the class A-3FL certificates, any applicable distributions of principal on any given distribution date will first be allocated in reduction of the total principal balance of the class
A-3FL REMIC II regular interest before actually being distributed to the class
A-3FL certificateholders. In addition, any reduction in the total principal balance of the class A-3FL certificates on any given distribution date, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust, will be made in response to a corresponding reduction made in the total principal balance of the class A-3FL REMIC II regular interest in connection with those losses and expenses. However, the total principal balance of the class A-3FL REMIC II regular interest (and, accordingly, the total principal balance of the class
A-3FL certificates) that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction allocated to the class A-3FL REMIC II regular interest) on any distribution date as a result of any recoveries of Nonrecoverable Advances or interest thereon that were reimbursed and/or paid from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal
Distribution Amount for that distribution date.

     Notwithstanding the foregoing, in the case of the class AM-FL certificates, any applicable distributions of principal on any given distribution date will first be allocated in reduction of the total principal balance of the class
AM-FL REMIC II regular interest before actually being distributed to the class
AM-FL certificateholders. In addition, any reduction in the total principal balance of the class AM-FL certificates on any given distribution date, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust, will be made in response to a corresponding reduction made in the total principal balance of the class AM-FL REMIC II regular interest in connection with those losses and expenses. However, the total principal balance of the class AM-FL REMIC II regular interest (and, accordingly, the total principal balance of the class
AM-FL certificates) that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction allocated to the class AM-FL REMIC II regular interest) on any distribution date as a result of any recoveries of Nonrecoverable Advances or interest thereon that were reimbursed and/or paid from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal
Distribution Amount for that distribution date.

     Notwithstanding the foregoing, in the case of the class AJ-FL certificates, any applicable distributions of principal on any given distribution date will first be allocated in reduction of the total principal balance of the class
AJ-FL REMIC II regular interest before actually being distributed to the class
AJ-FL certificateholders. In addition, any reduction in the total principal balance of the class AJ-FL certificates on any given distribution date, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust, will be made in response to a corresponding reduction made in the total principal balance of the class AJ-FL REMIC II regular interest in connection with those losses and expenses. However, the total principal balance of the class AJ-FL REMIC II regular interest (and, accordingly, the total principal balance of the class
AJ-FL certificates) that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction allocated to the class AJ-FL REMIC II regular interest) on any distribution date as a result of any recoveries of Nonrecoverable Advances or interest thereon that were reimbursed and/or paid from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal
Distribution Amount for that distribution date.

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     The class XC and XP certificates will not have principal balances, and the holders of the class XC and XP certificates will not be entitled to receive payments of principal. However, each class XC and XP certificate will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate.

     The total notional amount of the class XC certificates will equal the total principal balance of all the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM,
AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P, Q and S certificates outstanding from time to time. The total initial notional amount of the class XC certificates will be approximately $4,618,440,110 although it may be as much as
5% larger or smaller, depending on the actual size of the initial mortgage pool balance.

     The total notional amount of the class XP certificates will equal:

     o    during the period from the date of initial issuance of the certificates through and including the distribution date in June 2007, the sum of (a) the lesser of $_______ and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-2FL, A-SB, A-3, A-3FL, AM, AM-FL, AJ,
          AJ-FL, B, C, D, E, F, G, H, J, K, L and M certificates outstanding from time to time;

     o    during the period following the distribution date in June 2007 through and including the distribution date in December 2007, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-1 certificates outstanding from time to time, (b) the lesser of
          $_______ and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-2FL, A-SB, A-3, A-3FL, AM, AM-FL, AJ,
          AJ-FL, B, C, D, E, F, G, H, J, K, L and M certificates outstanding from time to time;

     o    during the period following the distribution date in December 2007 through and including the distribution date in June 2008, the sum of
          (a) the lesser of $_______ and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-2FL, A-SB, A-3, A-3FL, AM, AM-FL, AJ,
          AJ-FL, B, C, D, E, F, G, H, J, K, L and M certificates outstanding from time to time;

     o    during the period following the distribution date in June 2008 through and including the distribution date in December 2008, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-1 certificates outstanding from time to time, (b) the lesser of
          $_______ and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-2FL, A-SB, A-3, A-3FL, AM, AM-FL, AJ,
          AJ-FL, B, C, D, E, F, G, H, J, K, L and M certificates outstanding from time to time;

     o    during the period following the distribution date in December 2008 through and including the distribution date in June 2009, the sum of
          (a) the lesser of $_______ and the total principal balance of the class A-2 and class A-2FL certificates outstanding from time to time,
          (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-SB, A-3, A-3FL, AM, AM-FL, AJ, AJ-FL,
          B, C, D, E, F, G, H, J, K, L and M certificates outstanding from time to time ;

     o    during the period following the distribution date in June 2009 through and including the distribution date in December 2009, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-2 and class A-2FL certificates outstanding from time to time, (b)
          the lesser of $_______ and the total principal balance of the class
          A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-SB, A-3, A-3FL, AM, AM-FL, AJ, AJ-FL,
          B,

                                      182

          C, D, E, F, G, H, J, K and L certificates outstanding from time to time and (d) the lesser of $_______ and the total principal balance of the class M certificates outstanding from time to time;

     o    during the period following the distribution date in December 2009 through and including the distribution date in June 2010, the sum of
          (a) the lesser of $_______ and the total principal balance of the class A 2 and class A-2FL certificates outstanding from time to time,
          (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-SB, A-3, A-3FL, AM, AM-FL, AJ, AJ-FL,
          B, C, D, E, F, G and H certificates outstanding from time to time and
          (d) the lesser of $_______ and the total principal balance of the class J certificates outstanding from time to time;

     o    during the period following the distribution date in June 2010 through and including the distribution date in December 2010, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-2 and class A-2FL certificates outstanding from time to time, (b)
          the lesser of $_______ and the total principal balance of the class
          A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-SB, A-3, A-3FL, AM, AM-FL, AJ, AJ-FL,
          B, C, D, E, F, G and H certificates outstanding from time to time and
          (d) the lesser of $_______ and the total principal balance of the class J certificates outstanding from time to time;

     o    during the period following the distribution date in December 2010 through and including the distribution date in June 2011, the sum of
          (a) the lesser of $_______ and the total principal balance of the class A-2 and class A-2FL certificates outstanding from time to time,
          (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-SB, A-3, A-3FL, AM, AM-FL, AJ, AJ-
          FL, B, C, D, E, F and G certificates outstanding from time to time and
          (d) the lesser of $_______ and the total principal balance of the class H certificates outstanding from time to time;

     o    during the period following the distribution date in June 2011 through and including the distribution date in December 2011, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-SB certificates outstanding from time to time, (b) the lesser of
          $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) c) the lesser of
          $_______ and the total principal balance of the class A-3 and class
          A-3FL certificates outstanding from time to time, (e) the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D, E and F certificates outstanding from time to time and (f) the lesser of
          $_______ and the total principal balance of the class G certificates outstanding from time to time;

     o    during the period following the distribution date in December 2011 through and including the distribution date in June 2012, the sum of
          (a) the lesser of $_______ and the total principal balance of the class A-SB certificates outstanding from time to time, (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the lesser of $_______
          and the total principal balance of the class A-3 and class A-3FL certificates outstanding from time to time, (d) the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D and E certificates outstanding from time to time and (e) the lesser of $_______ and the total principal balance of the class F certificates outstanding from time to time;

     o    during the period following the distribution date in June 2012 through and including the distribution date in December 2012, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-SB certificates outstanding from time to time, (b) the lesser of
          $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the lesser of $_______
          and the total principal balance of the class A-3 and class A-3FL certificates outstanding from time to time, (d) the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D and E certificates outstanding from time to time and (e) the lesser of $_______ and the total principal balance of the class F certificates outstanding from time to time;

                                      183

     o    during the period following the distribution date in December 2012 through and including the distribution date in June 2013, the sum of
          (a) the lesser of $_______ and the total principal balance of the class A-SB certificates outstanding from time to time, (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the lesser of $_______
          and the total principal balance of the class A-3 and class A-3FL certificates outstanding from time to time, (d) the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C and D certificates outstanding from time to time and (e) the lesser of $_______ and the total principal balance of the class E certificates outstanding from time to time;

     o    during the period following the distribution date in June 2013 through and including the distribution date in December 2013, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-SB certificates outstanding from time to time, (b) the lesser of
          $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the lesser of $_______
          and the total principal balance of the class A-3 and A-3FL certificates outstanding from time to time, (d) the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C and D certificates outstanding from time to time and (e) the lesser of $_______ and the total principal balance of the class E certificates outstanding from time to time;

     o    during the period following the distribution date in December 2013 through and including the distribution date in June 2014, the sum of
          (a) the lesser of $_______ and the total principal balance of the class A-SB certificates outstanding from time to time, (b) the lesser of $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the lesser of $_______
          and the total principal balance of the class A-3 and A-3FL certificates outstanding from time to time, (d) the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B and C certificates outstanding from time to time and (e) the lesser of $_______ and the total principal balance of the class D certificates outstanding from time to time;

     o    during the period following the distribution date in June 2014 through and including the distribution date in December 2014, the sum of (a)
          the lesser of $_______ and the total principal balance of the class
          A-SB certificates outstanding from time to time, (b) the lesser of
          $_______ and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the lesser of $_______
          and the total principal balance of the class A-3 and A-3FL certificates outstanding from time to time, (d) the total principal balance of the class AM, AM-FL, AJ, AJ-FL and B certificates outstanding from time to time and (e) the lesser of $_______ and the total principal balance of the class C certificates outstanding from time to time; and

     o    following the distribution date in December 2014, $0.

     In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount of that certificate as of the date of initial issuance of the offered certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the trustee's report.

REGISTRATION AND DENOMINATIONS

     General. The offered certificates will be issued in book-entry form in original denominations of:

                                      184

     o    in the case of the class XP certificates, $100,000 initial notional amount and in any whole dollar denominations in excess of $100,000;
          and

     o    in the case of the other offered certificates, $25,000 initial principal balance and in any whole dollar denomination in excess of
          $25,000.

     Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying base prospectus under
"Description of the Certificates--Book-Entry Registration". For so long as any class of offered certificates is held in book-entry form--

     o    all references in this offering prospectus to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations; and

     o    all references in this offering prospectus to payments, notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those certificates, for payment to beneficial owners of offered certificates through its participating organizations in accordance with DTC's procedures.

     The trustee will initially serve as certificate registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

     DTC, Euroclear and Clearstream. You will hold your certificates through
DTC, in the United States, or Clearstream Banking Luxembourg or Euroclear Bank
S.A./N.V., as operator of the Euroclear System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream and
Euroclear will hold omnibus positions on behalf of organizations that are participants in either of these systems, through customers' securities accounts in Clearstream's or Euroclear's names on the books of their respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries' names on the books of DTC.
For a discussion of DTC, Euroclear and Clearstream, see "Description of the
Certificates--Book-Entry Registration--DTC, Euroclear and Clearstream" in the
accompanying base prospectus.

     Transfers between participants in DTC will occur in accordance with DTC's rules. Transfers between participants in Clearstream and Euroclear will occur in accordance with their applicable rules and operating procedures. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through participants in Clearstream or
Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. See "Description of the Certificates--Book-Entry
Registration--Holding and Transferring Book-Entry Certificates" in the
accompanying base prospectus. For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Annex F hereto.

DISTRIBUTION ACCOUNT

     General. The trustee must establish and maintain an account in which it will hold funds pending their payment on the certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
REMIC II regular interest and the class AJ-FL REMIC II regular interest and from which it will make those payments. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency

                                      185

standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's distribution account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the trustee's distribution account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

     Deposits. On the business day prior to each distribution date, each master servicer will be required to remit to the trustee for deposit in the distribution account the following funds:

     o    all payments and other collections on the mortgage loans and any REO
          Properties that are then on deposit in the subject master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the following:

          1.   monthly debt service payments due on a due date subsequent to the end of the related collection period;

          2.   payments and other collections received after the end of the related collection period;

          3.   amounts that are payable or reimbursable from the subject master servicer's collection account to any person other than the certificateholders, including--

               (a)  amounts payable to the subject master servicer or the special servicer as compensation, including master servicing fees, special servicing fees, workout fees, principal
                    recovery fees, assumption fees, modification fees and, to
                    the extent not otherwise applied to cover interest on
                    Advances and/or certain other actual or potential Additional
                    Trust Fund Expenses, Penalty Interest and late payment
                    charges,

               (b)  amounts payable in reimbursement of outstanding Advances, together with interest on those Advances,

               (c)  amounts payable with respect to other expenses of the trust,
                    and

               (d)  amounts payable at the request of the other master servicer as described in the last paragraph under "--Collection
                    Accounts--Withdrawals" above; and

          4.   amounts deposited in the subject master servicer's collection account in error;

     o    any compensating interest payment deposited in the subject master servicer's collection account to cover Prepayment Interest Shortfalls incurred with respect to the mortgage loans during the related collection period;

     o    any P&I advances made with respect to that distribution date; and

     o    any amounts paid by the subject master servicer, the special servicer or the plurality controlling class certificateholder to purchase all the mortgage loans and any REO Properties (minus certain required deductions) in connection with the termination of the trust as contemplated under "Description of the Offered
          Certificates--Termination" in this offering prospectus.

     See "--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" below and "Servicing of the Mortgage
Loans--Collection Accounts" and "--Servicing and Other Compensation and Payment
of Expenses" in this offering prospectus.

                                      186

     With respect to each distribution date that occurs during March, commencing in March 2007, the trustee will be required to transfer from its interest reserve account, which we describe under "--Interest Reserve Account" below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis.

     Withdrawals. The trustee may from time to time make withdrawals from its distribution account for any of the following purposes:

     o    to pay itself a monthly fee which is described under "--The Trustee"
          below and any interest or other income earned on funds in the distribution account;

     o    to indemnify itself and various related persons, as described under
          "Description of the Governing Documents--Matters Regarding the
          Trustee" in the accompanying base prospectus;

     o    to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement and certain other opinions of counsel provided for in the pooling and servicing agreement;

     o    to pay any federal, state and local taxes imposed on the trust, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--Taxation of Owners of REMIC
          Residual Certificates--Prohibited Transactions Tax and Other Taxes" in
          the accompanying base prospectus and "Servicing of the Mortgage
          Loans--REO Properties" in this offering prospectus;

     o    to pay any separate tax administrator any amounts reimbursable to it;

     o    to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Interest Reserve Account" below;

     o    to pay to either master servicer any amounts deposited by it in the distribution account not required to be deposited therein; and

     o    to clear and terminate the distribution account at the termination of the pooling and servicing agreement.

     On each distribution date, all amounts on deposit in the trustee's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the certificates (exclusive of the class A-2FL, A-3FL, AM-FL, AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest. For any distribution date, those funds will consist of three separate components--

     o    the portion of those funds that represent prepayment consideration collected on the mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be paid to the holders of certain classes of certificates and/or the swap counterparty as described under
          "--Payments--Payments of Prepayment Premiums and Yield Maintenance
          Charges" below; and

                                      187

     o    the remaining portion of those funds, which--

          1.   we refer to as the Available Distribution Amount; and

          2.   will be paid to the holders of all the certificates, other than the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, and with respect to the class A-2FL REMIC II regular interest, the class
               A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, as described under "--Payments--Priority of Payments" below.

FLOATING RATE ACCOUNT

     The trustee, on behalf of the holders of the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates, will be required to establish and maintain an account in which it will hold funds pending their distribution on the class A-2FL, A-3FL,
AM-FL and/or AJ-FL certificates or to the swap counterparty and from which it will make those distributions. That floating rate account will include separate sub-accounts for the class A-2FL, class A-3FL, AM-FL and class AJ-FL certificates. That floating rate account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Any funds held in the trustee's floating rate account may be held in cash or, at the trustee's risk, invested in Permitted Investments.

     Deposits. The trustee will deposit into the applicable sub-account of the floating rate account:

     o    all payments received from the swap counterparty under each swap agreement, as described under "Description of the Swap Agreements" in this offering prospectus; and

     o    all amounts allocable to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, as described under this "Description of the Offered Certificates"
          section.

     Withdrawals. The trustee may from time to time make withdrawals from the applicable sub-account of the floating rate account for any of the following purposes:

     o    to make payments to the swap counterparty in respect of regularly scheduled payments payable under each of the swap agreements, as described under "Description of the Swap Agreements" in this offering prospectus;

     o    to make distributions to the class A-2FL, A-3FL, AM-FL and AJ-FL certificateholders on each distribution date, as described under
          "--Payments--Payments on the Class A-2FL, A-3FL, AM-FL and AJ-FL
          Certificates" below;

     o    to pay itself interest and other investment income earned on funds held in the floating rate account; and

     o    to pay to the person entitled thereto any amounts deposited in the floating rate account in error.

INTEREST RESERVE ACCOUNT

     The trustee must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to those mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. The interest reserve account may be a sub-account of the distribution account, but for purposes of the discussion in this offering prospectus it is presented as if it were a separate account. Funds held in the trustee's interest reserve account may be held as cash or invested

                                      188

in Permitted Investments. Any interest or other income earned on funds in the trustee's interest reserve account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

     During January, except in a leap year, and February of each calendar year, beginning in 2007, the trustee will, on or before the distribution date in that month, withdraw from the distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. That interest reserve amount for each of those mortgage loans will generally equal one day's interest (exclusive of Penalty Interest and net of any master servicing fees and trustee fees payable therefrom) accrued on the Stated Principal Balance of the subject mortgage loan as of the end of the related collection period.

     During March of each calendar year, beginning in 2007, the trustee will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available Distribution Amount for the distribution date during the month of transfer.

                                      189

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the trust fund and the recipient, general purpose, source and frequency of payments for those fees and expenses:

                                                                          GENERAL
       TYPE / RECIPIENT                         AMOUNT                    PURPOSE                    SOURCE               FREQUENCY
-----------------------------  -------------------------------------  ---------------  ---------------------------------  ---------

FEES

Master Servicing Fee / Master  The master servicers will earn a       Compensation     First, out of collections of       Monthly
Servicers                      master servicing fee with respect to                    interest with respect to the
                               each and every mortgage loan in the                     subject mortgage loan and then,
                               trust, including each specially                         if the subject mortgage loan and
                               serviced mortgage loan, if any, and                     any related REO Property has been
                               each mortgage loan, if any, as to                       liquidated, out of general
                               which the corresponding mortgaged                       collections on deposit in the
                               real property has become an REO                         collection account.
                               Property. With respect to each
                               mortgage loan, the master servicing
                               fee will: (1) generally be calculated
                               for the same number of days and on
                               the same principal amount as interest
                               accrues or is deemed to accrue on
                               that mortgage loan; and (2) accrue at
                               an annual rate that ranges, on a
                               loan-by-loan basis, from 0.0200% per
                               annum to 0.0930% per annum. Master
                               servicing fees with respect to any
                               mortgage loan will include the
                               primary servicing fees payable by the
                               applicable master servicer to any
                               sub-servicer with respect to that
                               mortgage loan.

Additional Master Servicing    o    Prepayment Interest Excesses      Compensation     Interest payments made by the      Time to
Compensation / Master               collected on mortgage loans that                   related borrower intended to       time
Servicers                           are the subject of a principal                     cover interest accrued on the
                                    prepayment in full or in part                      subject principal prepayment with
                                    after their respective due dates                   respect to the subject mortgage
                                    in any collection period;                          loan during the period from and
                                                                                       after the related due date.

                               o    All interest and investment       Compensation     Interest and investment income     Monthly
                                    income earned on amounts on                        related to the subject accounts
                                    deposit in accounts maintained                     (net of investment losses).
                                    by the master servicers, to the
                                    extent not otherwise payable to
                                    the borrowers;

                                       190

                                                                          GENERAL
       TYPE / RECIPIENT                         AMOUNT                    PURPOSE                   SOURCE                FREQUENCY
-----------------------------  -------------------------------------  ---------------  ---------------------------------  ---------

                               o    On non-specially serviced         Compensation     Payments of late payment charges   Time to
                                    mortgage loans, late payment                       and default interest made by       time
                                    charges and default interest                       borrowers with respect to the
                                    actually collected with respect                    mortgage loans.
                                    to the subject mortgage loan
                                    during any collection period,
                                    but only to the extent not
                                    otherwise allocable to pay the
                                    following items with respect to
                                    the subject mortgage loan: (i)
                                    interest on advances; or (ii)
                                    Additional Trust Fund Expenses
                                    currently payable or previously
                                    paid with respect to the subject
                                    mortgage loan or mortgaged real
                                    property from collections on the
                                    mortgage pool and not previously
                                    reimbursed; and

                               o    The percentage, if any,           Compensation     Payments of the applicable fee(s)  Time to
                                    specified in the pooling and                       made by the borrower under the     time
                                    servicing agreement, of each                       subject mortgage loan.
                                    assumption application fee,
                                    assumption fee, modification
                                    fee, extension fee other similar
                                    fee or fees paid in connection
                                    with a defeasance of a mortgage
                                    loan that is actually paid by a
                                    borrower in connection with the
                                    related action.

Special Servicing Fee /        The special servicer will earn a       Compensation     Out of general collections on all  Monthly
Special Servicer               special servicing fee with respect to                   the mortgage loans and any REO
                               each mortgage loan that is being                        Properties in the trust on
                               specially serviced or as to which the                   deposit in the master servicers'
                               corresponding mortgaged real property                   collection accounts.
                               has become an REO Property. With
                               respect to each such mortgage loan
                               described in the preceding sentence,
                               the special servicing fee will: (a)
                               accrue for the same number of days
                               and on the same principal amount as
                               interest accrues or is deemed to
                               accrue from time to time on that
                               mortgage loan; (b) accrue at a
                               special servicing fee rate of 0.35%
                               per annum (but in any event may not
                               be less than $4,000 in any month with
                               respect to any specially serviced
                               mortgage loan and any mortgage loan
                               as to which the related mortgaged
                               real property has become REO
                               property); and (c) be payable monthly
                               from general collections on the
                               mortgage pool.

                                       191

                                                                           GENERAL
       TYPE / RECIPIENT                         AMOUNT                     PURPOSE                  SOURCE                FREQUENCY
-----------------------------  -------------------------------------  ---------------  ---------------------------------  ---------

Workout Fee / Special          The special servicer will, in          Compensation     Out of each collection of          Time to
Servicer                       general, be entitled to receive a                       interest (other than default       time
                               workout fee with respect to each                        interest) and principal received
                               specially serviced mortgage loan that                   on the subject mortgage loan.
                               it successfully works out. The
                               workout fee will be payable out of,
                               and will be calculated by application
                               of a workout fee rate of 1.0% to,
                               each collection of interest and
                               principal received on the subject
                               mortgage loan for so long as it is
                               not returned to special servicing by
                               reason of an actual or reasonably
                               foreseeable default.

Principal Recovery Fee /       Subject to the exceptions described    Compensation     Out of the full, partial or        Time to
Special Servicer               under "Servicing of the Mortgage                        discounted payoff obtained from    time
                               Loans--Servicing and Other                              the related borrower and/or
                               Compensation and Payment of                             liquidation proceeds (exclusive
                               Expenses--Principal Special Servicing                   of any portion of that payment or
                               Compensation" and "--The Principal                      proceeds that represents a
                               Recovery Fee" in this offering                          recovery of default interest) in
                               prospectus, the special servicer                        respect of the related specially
                               will, in general, be entitled to                        serviced mortgage loan or related
                               receive a principal recovery fee with                   REO Property, as the case may be.
                               respect to: (a) each specially
                               serviced mortgage loan--or any
                               replacement mortgage loan substituted
                               for it--as to which the special
                               servicer obtains a full or discounted
                               payoff from the related borrower; and
                               (b) any specially serviced mortgage
                               loan or REO Property as to which the
                               special servicer receives any
                               liquidation proceeds, sale proceeds,
                               insurance proceeds or condemnation
                               proceeds. As to each such specially
                               serviced mortgage loan or foreclosure
                               property, the principal recovery fee
                               will be payable from, and will be
                               calculated by application of a
                               principal recovery fee rate of 1.0%
                               to, the related payment or proceeds.

                                       192

                                                                         GENERAL
       TYPE / RECIPIENT                         AMOUNT                   PURPOSE                  SOURCE                  FREQUENCY
-----------------------------  -------------------------------------  ---------------  ---------------------------------  ---------

Additional Special Servicing   o    All interest and investment       Compensation     Interest and investment income     Monthly
Compensation / Special              income earned on amounts on                        related to the subject accounts
Servicer                            deposit in accounts maintained                     (net of investment losses).
                                    by the special servicer;

                               o    On specially serviced mortgage    Compensation     Payments of late payment charges   Time to
                                    loans, late payment charges and                    and default interest made by       time
                                    default interest actually                          borrowers in respect of the
                                    collected with respect to the                      mortgage loans.
                                    subject mortgage loan during any
                                    collection period, but only to
                                    the extent not otherwise
                                    allocable to pay the following
                                    items with respect to the
                                    subject mortgage loan: (i)
                                    interest on advances; or (ii)
                                    additional trust fund expenses
                                    currently payable or previously
                                    paid with respect to the subject
                                    mortgage loan or mortgaged real
                                    property from collections on the
                                    mortgage pool and not previously
                                    reimbursed;

                               o    With respect to any specially     Compensation     Payments of the applicable fee(s)  Time to
                                    serviced mortgage loan, 100% of                    made by the borrower under the     time
                                    each assumption application fee,                   subject mortgage loan.
                                    assumption fee, modification
                                    fee, extension fee or other
                                    similar fee actually paid by a
                                    borrower with respect to any
                                    assumption or modification; and

                               o    With respect to any               Compensation     Payments of the applicable fee(s)  Time to
                                    non-specially serviced mortgage                    made by the borrower under the     time
                                    loan, the percentage, if any,                      subject mortgage loan.
                                    specified in the pooling and
                                    servicing agreement, of
                                    assumption fees, assumption
                                    application fees, modification
                                    fees and other fees actually
                                    paid by a borrower with respect
                                    to any assumption, modification
                                    or other agreement entered into
                                    by the applicable master
                                    servicer.

Trustee Fee / Trustee          The trustee fee, for any distribution  Compensation     General collections on the         Monthly
                               date, will equal one month's interest                   mortgage loans and any REO
                               at 0.0004% per annum with respect to                    Properties on deposit in the
                               each and every mortgage loan in the                     master servicers' collection
                               trust, including each specially                         accounts and/or the trustee's
                               serviced mortgage loan, if any, and                     distribution account.
                               each mortgage loan, if any, as to
                               which the corresponding mortgaged
                               real property has become an REO
                               Property.

                                       193

                                                                         GENERAL
       TYPE / RECIPIENT                         AMOUNT                   PURPOSE                  SOURCE                  FREQUENCY
-----------------------------  -------------------------------------  ---------------  ---------------------------------  ---------

Additional Trustee             All interest and investment income     Compensation     Interest and investment income     Monthly
Compensation / Trustee         earned on amounts on deposit in                         related to the subject account
                               accounts maintained by the trustee.                     (net of investment losses).

EXPENSES

Servicing Advances / Trustee,  To the extent of funds available, the  Reimbursement    Amounts on deposit in the          Time to
Master Servicers or Special    amount of any servicing advances.(1)   of expenses      applicable master servicer's       time
Servicer                                                                               collection account that represent
                                                                                       (a) payments made by the related
                                                                                       borrower to cover the item for
                                                                                       which such servicing advance was
                                                                                       made or (b) liquidation proceeds,
                                                                                       condemnation proceeds, insurance
                                                                                       proceeds and, if applicable, REO
                                                                                       revenues (in each case, if
                                                                                       applicable, net of any principal
                                                                                       recovery fee or workout fee
                                                                                       payable therefrom) received in
                                                                                       respect of the particular
                                                                                       mortgage loan or related REO
                                                                                       Property, provided that if the
                                                                                       applicable master servicer,
                                                                                       special servicer or trustee
                                                                                       determines that a servicing
                                                                                       advance is not recoverable out of
                                                                                       collections on the related
                                                                                       underlying mortgage loan, then
                                                                                       out of general collections on the
                                                                                       mortgage loans and any REO
                                                                                       Properties in the trust on
                                                                                       deposit in the applicable master
                                                                                       servicer's collection account or,
                                                                                       if funds in that master
                                                                                       servicer's collection account are
                                                                                       insufficient, the other master
                                                                                       servicer's collection account.

Interest on servicing          At a rate per annum equal to a           Payment of     First, out of default interest     Time to
advances / Master Servicers,   published prime rate, accrued on the     interest on    and late payment charges on the    time
Special Servicer or Trustee    amount of each outstanding servicing      Servicing     related mortgage loan and then,
                               advance.(2)                               Advances      after or at the same time that
                                                                                       advance is reimbursed, out of any
                                                                                       other amounts then on deposit in
                                                                                       the applicable master servicer's
                                                                                       collection account or, if funds
                                                                                       in that master servicer's
                                                                                       collection account are
                                                                                       insufficient, the other master
                                                                                       servicer's collection account.

                                       194

                                                                         GENERAL
       TYPE / RECIPIENT                         AMOUNT                   PURPOSE                  SOURCE                  FREQUENCY
-----------------------------  -------------------------------------  ---------------  ---------------------------------  ---------

P&I Advances / Master          To the extent of funds available, the   Reimbursement   Amounts on deposit in the          Time to
Servicers and Trustee          amount of any P&I advances.(1)             of P&I       applicable master servicer's       time
                                                                       Advances made   collection account that represent
                                                                       with respect    late collections of interest and
                                                                          to the       principal (net of related master
                                                                       mortgage pool   servicing, workout and principal
                                                                                       recovery fees) received in
                                                                                       respect of the related mortgage
                                                                                       loans or REO Property as to which
                                                                                       such P&I advance was made,
                                                                                       provided that if the applicable
                                                                                       master servicer or trustee
                                                                                       determines that a P&I advance is
                                                                                       not recoverable out of
                                                                                       collections on the related
                                                                                       mortgage loan, then out of
                                                                                       general collections on the
                                                                                       mortgage loans and any REO
                                                                                       Properties in the trust on
                                                                                       deposit in the applicable master
                                                                                       servicer's collection account or,
                                                                                       if funds in that master
                                                                                       servicer's collection account are
                                                                                       insufficient, the other master
                                                                                       servicer's collection account.

Interest on P&I Advances /     At a rate per annum equal to a            Payment of    First, out of default interest     Time to
Master Servicers and Trustee   published prime rate, accrued on the       interest     and late payment charges on the    time
                               amount of each outstanding P&I              on P&I      related mortgage loan and then,
                               advance.(2)                                advances     after or at the same time that
                                                                                       advance is reimbursed, out of any
                                                                                       other amounts then on deposit in
                                                                                       the applicable master servicer's
                                                                                       collection account or, if funds
                                                                                       in that master servicer's
                                                                                       collection account are
                                                                                       insufficient, the other master
                                                                                       servicer's collection account.

Indemnification Expenses/      Amount to which such party is          Indemnification  General collections on the         Time to
Trustee and any director,      entitled to indemnification under the                   mortgage loans and any REO         time
officer, employee or agent of  pooling and servicing agreement.(3)                     Properties on deposit in the
the Trustee/ Depositor,                                                                applicable master servicer's
Master Servicers or Special                                                            collection account or, if funds
Servicer and any director,                                                             in that master servicer's
officer, employee or agent of                                                          collection account are
Depositor, either Master                                                               insufficient, the other master
Servicer or Special Servicer                                                           servicer's collection account
                                                                                       and/or the trustee's distribution
                                                                                       account.

                                       195

----------
(1)  Reimbursable out of collections on the related mortgage loan, except that:
     (a) advances that are determined not to be recoverable out of related collections will be reimbursable first out of general collections of principal on the mortgage pool and then out of other general collections on the mortgage pool; and (b) advances that remain outstanding after a specially serviced mortgage loan has been worked out and the servicing of that mortgage loan has been returned to the applicable master servicer may be reimbursable out of general collections of principal on the mortgage pool.

(2)  Payable out of late payment charges and/or default interest on the related mortgage loan or, in connection with or after reimbursement of the related advance, out of general collections on the mortgage pool, although in some cases interest on advances may be payable first or solely out of general collections of principal on the mortgage pool.

(3)  Payable out of general collections on the mortgage pool. In general, none of the above specified persons are entitled to indemnification for (1) any liability specifically required to be borne thereby pursuant to the terms of the pooling and servicing agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the pooling and servicing agreement.

CALCULATION OF PASS-THROUGH RATES

     The pass-through rates for the class _____ ,_____ and certificates will, in the case of each of these classes, be fixed at the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of Offering Prospectus--Overview of the Series 2006-4 Certificates" in this offering prospectus.

     The pass-through rates for the class _____ ,_____ and certificates will, in the case of each of these classes, with respect to any interest accrued period, equal the lesser of: (a) the Weighted Average Net Mortgage Rate for the related distribution date; and (b) the rate per annum identified as the initial pass through rate for the subject class in the table under "Summary of Offering
Prospectus--Overview of the Series 2006-4 Certificates" in this offering prospectus.

     The pass-through rates for the class _____ , ______ and certificates will, with respect to any interest accrual period, equal the Weighted Average Net
Mortgage Rate for the related distribution date minus, in the case of the class certificates %.

     The pass-through rate applicable to the class A-2FL REMIC II regular interest for each interest accrual period will equal the lesser of--

     o    __% per annum, and

     o    the Weighted Average Net Mortgage Rate for the related distribution date.

     The pass-through rate applicable to the class A-3FL REMIC II regular interest for each interest accrual period will equal the lesser of--

     o    __% per annum, and

     o    the Weighted Average Net Mortgage Rate for the related distribution date.

     The pass-through rate applicable to the class AM-FL REMIC II regular interest for each interest accrual period will equal the lesser of--

     o    __% per annum, and

     o    the Weighted Average Net Mortgage Rate for the related distribution date.

     The pass-through rate applicable to the class AJ-FL REMIC II regular interest for each interest accrual period will equal the lesser of--

                                      196

     o    __% per annum, and

     o    the Weighted Average Net Mortgage Rate for the related distribution date.

     For so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate applicable to the class A-2FL certificates for each interest accrual period will equal LIBOR plus % per annum. For so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate applicable to the class A-3FL certificates for each interest accrual period will equal LIBOR plus % per annum. For so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate applicable to the class AM-FL certificates for each interest accrual period will equal LIBOR plus % per annum.
For so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate applicable to the class AJ-FL certificates for each interest accrual period will equal LIBOR plus % per annum. However, the pass-through rate with respect to the class A-2FL, A-3FL, AM-FL or AJ-FL certificates may be effectively reduced as a result of shortfalls allocated to the corresponding
REMIC II regular interest. In addition, if there is a continuing Swap Payment
Default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the pass-through rate with respect to the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, will convert to a per annum rate equal to the pass-through rate on the corresponding REMIC II regular interest, and accordingly the interest accrual period and interest accrual basis for that class of certificates will convert to those of the corresponding REMIC II regular interest. See "--Payments on the Class A-2FL, A-3FL, AM-FL and AJ-FL Certificates" below and "Description of the Swap Agreements--The Swap Agreements" in this offering prospectus.

     The term "LIBOR" means, with respect to the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates and each interest accrual period for those certificates, the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on the Dow Jones Market Service (formerly Telerate) Page 3750 as of
11:00 a.m., London time, on the related LIBOR Determination Date. If that rate does not appear on Dow Jones Market Service Page 3750, LIBOR for that interest accrual period will be determined on the basis of the rates at which deposits in
U.S. Dollars are offered by any five major reference banks in the London interbank market selected by the calculation agent under each swap agreement to provide that bank's offered quotation of such rates at approximately 11:00 a.m.,
London time, on the related LIBOR Determination Date to prime banks in the
London interbank market for a period of one month, commencing on the first day of the subject interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under each swap agreement will request the principal London office of any five major reference banks in the London interbank market selected by the calculation agent to provide a quotation of those rates, as offered by each such bank. If at least two such quotations are provided, LIBOR for that interest accrual period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that interest accrual period will be the arithmetic mean of the rates quoted by major banks in New
York City selected by the calculation agent under each swap agreement, at approximately 11:00 a.m., New York City time, on the related LIBOR Determination
Date with respect to the subject interest accrual period for loans in U.S.
Dollars to leading European banks for a period equal to one month, commencing on the LIBOR Determination Date with respect to such interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under each swap agreement will determine LIBOR for each interest accrual period and the determination of
LIBOR by the calculation agent will be binding absent manifest error.

     The "LIBOR Determination Date" for the class A-2FL, A-3FL, AM-FL and AJ-FL certificates is (i) with respect to the initial interest accrual period, the date that is two LIBOR business days prior to the date of initial issuance of the certificates, and (ii) with respect to each applicable interest accrual period thereafter, the date that is two LIBOR Business Days prior to the commencement of the subject interest accrual period. A "LIBOR

                                      197

Business Day" is any day on which commercial banks are open for general business
(including dealings in foreign exchange and foreign currency deposits) in
London, England and/or New York, New York.

     The pass-through rate for the class XP certificates, for each interest accrual period through and including the _____ interest accrual period, will equal the weighted average of the respective strip rates, which we refer to as class XP strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XP certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of a specified class of principal balance certificates. If all or a designated portion of the total principal balance of any class of principal balance certificates is identified under "--General"
above as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that total principal balance
(or designated portion thereof) will represent a separate component of the notional amount of the class XP certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the
_____ interest accrual period, on any particular component of the notional amount of the class XP certificates immediately prior to the related distribution date, the applicable class XP strip rate will equal the excess, if any, of:

     (1)  the lesser of (a) the reference rate specified in Annex G to this offering prospectus for such interest accrual period and (b) the
          Weighted Average Net Mortgage Rate for the related distribution date, over

     (2)  the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance, or a designated portion thereof, comprises such component
          (or, in the case of each of the A-2FL, A-3FL, AM-FL and AJ-FL classes, the pass-through rate in effect during such interest accrual period for the corresponding REMIC II regular interest).

     Following the ______ interest accrual period, the class XP certificates will cease to accrue interest. In connection therewith, the class XP certificates will have a 0% pass-through rate for the ______ interest accrual period and for each interest accrual period thereafter.

     The pass-through rate for the class XC certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class XC strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XC certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of the respective classes of the principal balance certificates. In general, the total principal balance of each class of principal balance certificates will constitute a separate component of the total notional amount of the class XC certificates;
provided that, if a portion, but not all, of the total principal balance of any particular class of principal balance certificates is identified under
"--General" above as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that identified portion of such total principal balance will also represent a separate component of the total notional amount of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period, and the remaining portion of such total principal balance will represent another separate component of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the
______ interest accrual period, on any particular component of the total notional amount of the class XC certificates immediately prior to the related distribution date, the applicable class XC strip rate will be calculated as follows:

     (1)  if such particular component consists of the entire total principal balance of any class of principal balance certificates, and if such total principal balance also constitutes, in its entirety, a component of the total notional amount of the class XP certificates immediately prior to the

                                      198

          related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net
          Mortgage Rate for the related distribution date, over (b) the greater of (i) the reference rate specified on Annex G to this offering prospectus for such interest accrual period and (ii) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates (or, in the case of each of the A-2FL,
          A-3FL, AM-FL and AJ-FL classes, the pass-through rate in effect during such interest accrual period for the corresponding REMIC II regular interest);

     (2)  if such particular component consists of a designated portion (but not all) of the total principal balance of any class of principal balance certificates, and if such designated portion of such total principal balance also constitutes a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
          the related distribution date, over (b) the greater of (i) the reference rate specified on Annex G to this offering prospectus for such interest accrual period and (ii) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates (or, in the case of each of the A-2FL, A-3FL,
          AM-FL and AJ-FL classes, the pass-through rate in effect during such interest accrual period for the corresponding REMIC II regular interest);

     (3)  if such particular component consists of the entire total principal balance of any class of principal balance certificates, and if such total principal balance does not, in whole or in part, also constitute a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a)
          the Weighted Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates (or, in the case of each of the A-2FL, A-3FL, AM-FL and AJ-FL classes, the pass-through rate in effect during such interest accrual period for the corresponding REMIC II regular interest); and

     (4)  if such particular component consists of a designated portion (but not all) of the total principal balance of any class of principal balance certificates, and if such designated portion of such total principal balance does not also constitute a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
          the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates (or, in the case of each of the A-2FL, A-3FL,
          AM-FL and AJ-FL classes, the pass-through rate in effect during such interest accrual period for the corresponding REMIC II regular interest).

     Notwithstanding the foregoing, for purposes of accruing interest on the class XC certificates during each interest accrual period subsequent to the
_____ interest accrual period, the total principal balance of each class of principal balance certificates will constitute a single separate component of the total notional amount of the class XC certificates, and the applicable class
XC strip rate with respect to each such component for each such interest period will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
such interest accrual period, over (b) the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance makes up such component (or, in the case of each of the
A-2FL, A-3FL, AM-FL and AJ-FL classes, the pass-through rate in effect during such interest accrual period for the corresponding REMIC II regular interest).

     The class R-I and R-II certificates will not be interest-bearing and, therefore, will not have pass-through rates.

                                      199

PAYMENTS

     General. On each distribution date, the trustee will, to the extent of available funds, make all payments required to be made on the certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the offices of the certificate registrar or such other location to be specified in a notice of the pendency of that final payment.

     In order for a certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the trustee with written wiring instructions no later than five business days prior to the last business day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its payments by check mailed to it.

     Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

     All payments with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest will be made to the trustee's floating rate account.

     Payments of Interest. All of the classes of the certificates (except for the class R-I and R-II certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, and the class AJ-FL REMIC II regular interest, will bear interest.

     With respect to each interest-bearing class of the certificates and with respect to each of the class A-2FL REMIC II regular interest, the class A-3FL
REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, that interest will accrue during each related interest accrual period based upon--

     o    the pass-through rate with respect to that particular class of certificates, the class A-2FL REMIC II regular interest, the class
          A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, for that interest accrual period;

     o    the total principal balance or notional amount, as the case may be, of that particular class of certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class
          AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, outstanding immediately prior to the related distribution date; and

     o    the assumption that each year consists of twelve 30-day months (or, in the case of each of the A-2FL, A-3FL, AM-FL and AJ-FL classes, for so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, based on the actual number of days in that interest accrual period and the assumption that each year consists of 360
          days).In addition, if the pass-through rate of the class A-2FL REMIC
          II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest for any interest accrual period is limited by the
          Weighted Average Net Mortgage Rate, then the amount by which the interest distributable with respect to that REMIC II regular interest is reduced as a result of that limitation will result in a corresponding reduction to the amount of interest

                                      200

          distributable with respect to the class A-2FL certificates, the class
          A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, on that distribution date.

     On each distribution date, subject to available funds and the priorities of payment described under "--Payments--Priority of Payments" below, the total amount of interest payable to the holders of each interest-bearing class of the certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates)
and with respect to each of the class A-2FL REMIC II regular interest, the class
A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest will include the total amount of interest accrued during the related interest accrual period with respect to that class of certificates or that REMIC II regular interest, as the case may be, reduced (except in the case of the class XC and XP certificates) by the portion of any Net Aggregate Prepayment Interest Shortfall for that distribution date allocable to the subject class of certificates.

     The portion of the Net Aggregate Prepayment Interest Shortfall for any
distribution date that is allocable to any class of principal balance certificates will equal the product of:

     1.   the amount of that Net Aggregate Prepayment Interest Shortfall for that distribution date (less the amount allocated to the class _____
          certificates as specified in the following paragraph) multiplied by

     2.   a fraction, the numerator of which is the total amount of interest accrued during the related interest accrual period with respect to the subject class of principal balance certificates or the subject REMIC
          II regular interest, as the case may be, and the denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the interest bearing classes of certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class
          A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest.

     Although Net Aggregate Prepayment Interest Shortfalls will not be allocated directly to the class A-2FL, A-3FL, AM-FL or AJ-FL certificates, any such shortfalls allocated to the corresponding REMIC II regular interest will result in a dollar-for-dollar reduction in the interest distributable on the class
A-2FL, A-3FL, AM-FL or AJ-FL certificates, as the case may be. Any distributions of interest allocated to the class A-2FL REMIC II regular interest, the class
A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, will be deposited in the trustee's floating rate account and will thereafter be distributed to the holders of the class A-2FL, A-3FL, AM-FL or AJ-FL certificates, as applicable, and/or the swap counterparty, as applicable.

     If the holders of any interest-bearing class of the certificates (other than the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) or the applicable grantor trust with respect to the class A-2FL REMIC II regular interest, A-3FL
REMIC II regular interest, AM-FL REMIC II regular interest or AJ-FL REMIC II regular interest do not receive all of the interest to which they are entitled on any distribution date, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of Payments" below. However, no interest will accrue on any of that unpaid interest, and a portion of any past due interest payable with respect to each of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest may be payable to the swap counterparty.

     Payments of Principal. In general, subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the total distributions of principal to be made with respect to the principal balance certificates (other than the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular

                                      201

interest and the class AJ-FL REMIC II regular interest, on any given distribution date will equal the Principal Distribution Amount for that distribution date, and the total distributions of principal to be made with respect to any particular class of principal balance certificates on any given distribution date will equal the portion of the Principal Distribution Amount for that distribution date that is allocable to that particular class of principal balance certificates. So long as the class A-3, A-3FL or A-SB certificates, on the one hand, and A-1A certificates, on the other hand, remain outstanding, however, except as otherwise set forth below, the Principal
Distribution Amount for each distribution date will be calculated on a loan group-by-loan group basis. On each distribution date after the total principal balance of either the A-SB, A-3 or A-3FL on the one hand, or the class A-1A certificates, on the other hand, has been reduced to zero, a single Principal
Distribution Amount will be calculated in the aggregate for both loan groups.

     As indicated in the definition of "Principal Distribution Amount" in the glossary to this offering prospectus, the Principal Distribution Amount for any distribution date will generally be:

     o    reduced by any Nonrecoverable Advance, with interest thereon, or any
          Workout-Delayed Reimbursement Amount with respect to any mortgage loan
          (or, in the case of a servicing advance, the related Loan Combination)
          that is reimbursed out of general collections of principal on the mortgage pool received during the related collection period; and

     o    increased by any items recovered during the related collection period that previously constituted a Nonrecoverable Advance or interest thereon or a Workout-Delayed Reimbursement Amount that was reimbursed out of general collections of principal on the mortgage pool during a prior collection period.

     If any Nonrecoverable Advance, with interest thereon, or Workout-Delayed
Reimbursement Amount with respect to a mortgage loan is reimbursed out of general collections of principal on the mortgage pool, then any corresponding reduction in the Principal Distribution Amount for the relevant distribution date, as contemplated by the first bullet of the prior paragraph, will generally result first in a reduction in the portion of such Principal Distribution Amount attributable to the loan group that includes the subject mortgage loan, until such portion is reduced to zero, and then in the portion of such Principal
Distribution Amount that is attributable to the other loan group. Increases in the Principal Distribution Amount for any distribution date, as contemplated by the second bullet of the prior paragraph, will generally be made to offset prior reductions in reverse order to that described in the prior sentence. See
"Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment
of Expenses" in this offering prospectus and "--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" below.

     The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

     In general, the portion of the Principal Distribution Amount consisting of the Loan Group 1 Principal Distribution Amount will be allocated to the class
A-1, A-2, A-SB and A-3 certificates, the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest on each distribution date as follows:

     o    first, to the class A-SB certificates, up to the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, and

          2.   the excess, if any, of (a) the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date, over (b) the Class A-SB Planned Principal
               Balance for that distribution date;

                                      202

     o    second, to the class A-1 certificates, up to the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-SB certificates as described in the preceding bullet, and

          2.   the total principal balance of the class A-1 certificates
               outstanding immediately prior to that distribution date;

     o    third, to the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, up to the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-SB and/or A-1 certificates as described in the preceding two bullets, and

          2.   the total principal balance of the class A-2 certificates and the class A-2FL REMIC II regular interest outstanding immediately prior to that distribution date;

     o    fourth, to the class A-3 certificates and the class A-3FL REMIC II regular interest, on a pro rata basis by principal balance, up to the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-SB, A-1 and/or A-2 certificates and/or the class A-2FL REMIC II regular interest as described in the preceding three bullets, and

          2.   the total principal balance of the class A-3 certificates and the
               A-3FL REMIC II regular interest outstanding immediately prior to that distribution date; and

     o    fifth, to the class A-SB certificates, up to the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-SB, A-1, A-2 and/or A-3 certificates, the class A-2FL REMIC II regular interest and/or the class A-3FL
               REMIC II regular interest as described in the preceding four bullets, and

          2.   the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date (as reduced by any portion of the Loan Group 1 Principal Distribution
               Amount for that distribution date allocable to the class A-SB certificates as described in the first bullet of this paragraph).

     In general, the portion of the Principal Distribution Amount consisting of the Loan Group 2 Principal Distribution Amount will be allocated to the class
A-1A certificates on each distribution date up to the lesser of--

     o    the entire Loan Group 2 Principal Distribution Amount for that distribution date; and

     o    the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date.

     If the Loan Group 1 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1, A-2, A-SB, and A-3 certificates, the class A-2FL REMIC II regular interest and the class A-3FL
REMIC II regular interest outstanding immediately prior to that distribution date, then (following

                                      203

retirement of the class A-1, A-2, A-SB and A-3 certificates, the class A-2FL
REMIC II regular interest and the class A-3FL REMIC II regular interest) the remaining portion thereof would be allocated to the class A-1A certificates, up to the extent necessary to retire such class of certificates. Similarly, if the
Loan Group 2 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date, then (following retirement of the class A-1A certificates) the remaining portion thereof would be allocated (after taking account of the allocations of the Loan Group 1 Principal Distribution Amount for
that distribution date described in the second preceding paragraph): first, to the class A-SB certificates, up to the extent necessary to pay down the then total principal balance thereof to the Class A-SB Planned Principal Balance for that distribution date; second, to the class A-1, up to the extent necessary to retire that class of certificates; third, to the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, up to the extent necessary to retire that class of certificates and that REMIC
II regular interest; fourth, to the class A-3 certificates and the class A-3FL
REMIC II regular interest, on a pro rata basis by principal balance, up to the extent necessary to retire that class of certificates and that REMIC II regular interest; and fifth, to the class A-SB certificates, up to the extent necessary to retire that class of certificates.

     Notwithstanding the foregoing, if any of two or more of the A-1, A-2,
A-2FL, A-SB, A-3, A-3FL and A-1A classes are outstanding at a time when the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H,
J, K, L, M, N, P, Q and S certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection with
Realized Losses and Additional Trust Fund Expenses" below, then the Principal
Distribution Amount for each distribution date thereafter will be allocable among the A-1, A-2, A-SB, A-3 and A-1A classes that remain outstanding and, if applicable, the class A-2FL REMIC II regular interest and/or the class A-3FL
REMIC II regular interest on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance.

     Following the retirement of the class A-1, A-2, A-SB, A-3 and A-1A certificates, the class A-2FL REMIC II regular interest and the class A-3FL
REMIC II regular interest, the Principal Distribution Amount for each distribution date will be allocated to the respective classes of certificates identified in the table below and in the order of priority set forth in that table, in each case up to the lesser of--

     o    the portion of that Principal Distribution Amount that remains unallocated; and

     o    the total principal balance of the particular class immediately prior to that distribution date.

                                       204

                      ORDER OF ALLOCATION       CLASS
                      -------------------   -------------
                               1            AM and AM-FL*
                               2            AJ and AJ-FL*
                               3                  B
                               4                  C
                               5                  D
                               6                  E
                               7                  F
                               8                  G
                               9                  H
                              10                  J
                              11                  K
                              12                  L
                              13                  M
                              14                  N
                              15                  P
                              16                  Q
                              17                  S

----------
*    Pro rata and pari passu based on the respective total principal balances thereof.

     In no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of the class A-1, A-2, A-SB, A-3 and A-1A certificates, the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest is reduced to zero. Furthermore, in no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of all other classes of certificates, if any, listed above it in the foregoing table is reduced to zero.

     Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), of the class A-2FL REMIC II regular interest, the class A-3FL
REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest may be reduced without a corresponding payment of principal. If that occurs with respect to any such class of principal balance certificates or with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, then, subject to available funds from time to time and the priority of payments described under
"--Payments--Priority of Payments" below, there may be distributed with respect to that class of principal balance certificates or that REMIC II regular interest, as applicable, a reimbursement of the amount of any such reduction, without interest. References to the "loss reimbursement amount" under
"--Payments--Priority of Payments" below mean, in the case of any class of principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates) or in the case of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, for any distribution date, the total amount of all previously unreimbursed reductions, if any, made in the total principal balance of that class of principal balance certificates or the total principal balance of the that REMIC II regular interest, as applicable, on all prior distribution dates as discussed under "--Reductions of
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" below. Any such reimbursements with respect to the class
A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, will be deposited in the trustee's floating rate account and thereafter will be distributed to the holders of the class A-2FL certificates, the class A-3FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable.

                                      205

     In limited circumstances, the total principal balance of a class of principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates), of the class A-2FL REMIC II regular interest, the class
A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or of the class AJ-FL REMIC II regular interest that was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with interest. Any such reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount with respect to the subject class of principal balance certificates or the subject REMIC II regular interest, as applicable. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of
Nonrecoverable Advances (or interest thereon) that was reimbursed in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal Distribution
Amount for such Distribution Date. Any such reinstatement of principal balance with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular interest or of the class
AJ-FL REMIC II regular interest will result in a corresponding reinstatement of the principal balance with respect to the class A-2FL certificates. the class
A-3FL certificates, the class AM-FL certificates and the class AJ-FL certificates, as applicable.

     Priority of Payments. On each distribution date, the trustee will apply the
Available Distribution Amount for that date applicable to the related loan group or both loan groups, to make the following payments in the following order of priority, in each case to the extent of the remaining applicable portion of the
Available Distribution Amount:

ORDER OF        RECIPIENT CLASS
PAYMENT            OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
--------   -------------------------   -------------------------------------------------------------

   1               XC and XP*          From the entire Available Distribution Amount, interest up to the total interest payable on those classes, pro rata, based on entitlement, without regard to loan groups

              A-1, A-2, A-2FL(1),      From the portion of the Available Distribution Amount
                     A-SB,             attributable to the mortgage loans in loan group 1, interest
                A-3, A-3FL(2)*         up to the total interest payable on those classes and those
                                       REMIC II regular interests, pro rata, based on entitlement

                     A-1A*             From the portion of the Available Distribution Amount
                                       attributable to the mortgage loans in loan group 2, interest up to the total interest payable on such class

   2       A-1, A-2, A-2FL(1), A-SB,   Principal up to the Loan Group 1 Principal Distribution
                A-3, A-3FL(2)**        Amount (and, if the class A-1A certificates are retired, any remaining portion of the Loan Group 2 Principal Distribution
                                       Amount), first to the class A-SB certificates, until the
                                       total principal balance thereof is reduced to the applicable
                                       Class A-SB Planned Principal Balance, and then to (a) the
                                       class A-1 certificates, (b) the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata
                                       basis by principal balance, (c) the class A-3 certificates, and (d) the class A-SB certificates

                    A-1A**             Principal up to the Loan Group 2 Principal Distribution
                                       Amount (and, if the class A-3, A-3FL and A-SB certificates are retired, any remaining portion of the Loan Group 1
                                       Principal Distribution Amount), until the class A-1A
                                       certificates are retired

   3          A-1, A-2, A-2FL(1),      Reimbursement up to the loss reimbursement amounts for those
                     A-SB,             classes and those REMIC II regular interests, pro rata, based
                A-3, A-3FL (2),        on entitlement, without regard to loan groups
                    and A-1A

                                       206

ORDER OF        RECIPIENT CLASS
PAYMENT            OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
--------   -------------------------   -------------------------------------------------------------

   4            AM and AM-FL(3)       Interest up to the total interest payable on that class and that REMIC II regular interest, pro rata basis, by balance

   5            AM and AM-FL(3)        Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class and that REMIC II regular
                                       interest, on a pro rata basis, by balance

   6            AM and AM-FL(3)        Reimbursement up to the loss reimbursement amount for that class and that REMIC II regular interest, pro rata, based on entitlement

   7            AJ and AJ-FL(4)        Interest up to the total interest payable on that class and that REMIC II regular interest, pro rata basis, by balance

   8            AJ and AJ-FL(4)        Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class and that REMIC II regular
                                       interest, on a pro rata basis, by balance

   9            AJ and AJ-FL(4)        Reimbursement up to the loss reimbursement amount for that class and that REMIC II regular interest, pro rata, based on entitlement

   10                  B               Interest up to the total interest payable on that class

   11                  B               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   12                  B               Reimbursement up to the loss reimbursement amount for that class

   13                  C               Interest up to the total interest payable on that class

   14                  C               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   15                  C               Reimbursement up to the loss reimbursement amount for that class

   16                  D               Interest up to the total interest payable on that class

   17                  D               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   18                  D               Reimbursement up to the loss reimbursement amount for that class

   19                  E               Interest up to the total interest payable on that class

   20                  E               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   21                  E               Reimbursement up to the loss reimbursement amount for that class

                                       207

ORDER OF        RECIPIENT CLASS
PAYMENT            OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
--------   -------------------------   -------------------------------------------------------------

   22                  F               Interest up to the total interest payable on that class

   23                  F               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   24                  F               Reimbursement up to the loss reimbursement amount for that class

   25                  G               Interest up to the total interest payable on that class

   26                  G               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   27                  G               Reimbursement up to the loss reimbursement amount for that class

   28                  H               Interest up to the total interest payable on that class

   29                  H               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   30                  H               Reimbursement up to the loss reimbursement amount for that class

   31                  J               Interest up to the total interest payable on that class

   32                  J               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   33                  J               Reimbursement up to the loss reimbursement amount for that class

   34                  K               Interest up to the total interest payable on that class

   35                  K               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   36                  K               Reimbursement up to the loss reimbursement amount for that class

   37                  L               Interest up to the total interest payable on that class

   38                  L               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   39                  L               Reimbursement up to the loss reimbursement amount for that class

   40                  M               Interest up to the total interest payable on that class

   41                  M               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   42                  M               Reimbursement up to the loss reimbursement amount for that class

                                       208

ORDER OF        RECIPIENT CLASS
PAYMENT            OR CLASSES                            TYPE AND AMOUNT OF PAYMENT
--------   -------------------------   -------------------------------------------------------------

   43                  N               Interest up to the total interest payable on that class

   44                  N               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   45                  N               Reimbursement up to the loss reimbursement amount for that class

   46                  P               Interest up to the total interest payable on that class

   47                  P               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   48                  P               Reimbursement up to the loss reimbursement amount for that class

   49                  Q               Interest up to the total interest payable on that class

   50                  Q               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   51                  Q               Reimbursement up to the loss reimbursement amount for that class

   52                  S               Interest up to the total interest payable on that class

   53                  S               Principal up to the portion of the Principal Distribution
                                       Amount allocable to that class

   54                  S               Reimbursement up to the loss reimbursement amount for that class

   55            R-I and R-II          Any remaining portion of the Available Distribution Amount

------------
*    If the portion of the Available Distribution Amount allocable to pay interest on any one or more of the A-1, A-2, A-SB, A-3, A-1A, XC and XP classes, the class A-2FL REMIC II regular interest, the class A-3FL REMIC
     II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, XC and XP classes, as set forth in the table above, is insufficient for that purpose, then the Available
     Distribution Amount will be applied to pay interest on all those classes and that REMIC II regular interest, pro rata based on entitlement.

**   In general, no payments of principal will be made in respect of the class
     A-1, A-2 or A-3 certificates, the class A-2FL REMIC II regular interest or the class A-3FL REMIC II regular interest on any given distribution date until the total principal balance of the class A-SB certificates is paid down to the then applicable Class A-SB Planned Principal Balance. In addition, no payments of principal will be made in respect of the class A-2 certificates or the class A-2FL REMIC II regular interest until the total principal balance of the class A-1 certificates is reduced to zero, no payments of principal will be made in respect of the class A-3 certificates or the class A-3FL REMIC II regular interest until the total principal balance of the class A-2 certificates and the class A-2FL REMIC II regular interest is reduced to zero, and no payments of principal will be made in respect of the class A-SB certificates (other than as described in the prior sentence) until the total principal balance of the class A-3 certificates and the class A-3FL REMIC II regular interest is reduced to zero. Furthermore, for purposes of receiving distributions of principal from the Loan Group 1 Principal Distribution Amount, the class A-1, A-2,
     A-SB, and A-3 certificates, the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest will evidence a prior right, relative to the class A-1A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal Distribution Amount, the class
     A-1A certificates will evidence a prior right, relative to the class A-1,
     A-2, A-SB, and A-3 certificates, the class A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest, to any available funds attributable to loan group 2. However, if any two or more of the A-1, A-2,
     A-SB, A-3 and A-1A classes, the class A-2FL REMIC II

                                       209

     regular interest and the class A-3FL REMIC II regular interest are outstanding at a time when the total principal balance of the class AM, AJ,
     B, C, D, E, F, G, H, J, K, L, M, N, P, Q and S certificates and the class
     AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest have been reduced to zero as described under "--Reductions to
     Certificate Principal Balances in Connection with Realized Losses and
     Additional Trust Fund Expenses" below, payments of principal on the outstanding class A-1, A-2, A-SB, A-3 and A-1A certificates, the class
     A-2FL REMIC II regular interest and the class A-3FL REMIC II regular interest will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, without regard to loan groups.

(1)  Refers to class A-2FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-2FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class A-2FL certificates and/or the swap counterparty on the subject distribution date.

(2)  Refers to class A-3FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-3FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class A-3FL certificates and/or the swap counterparty on the subject distribution date.

(3)  Refers to class AM-FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class AM-FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class AM-FL certificates and/or the swap counterparty on the subject distribution date.

(4)  Refers to class AJ-FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class AJ-FL REMIC II regular interest will be paid to the applicable sub-account of the trustee's floating rate account for distribution to the holders of the class AJ-FL certificates and/or the swap counterparty on the subject distribution date.

     Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the trustee will pay a portion of that prepayment consideration to the holders of the class A-1, A-2, A-SB, A-3, A-1A,
AM, AJ, B, C, D, E, F, G and/or H certificates and/or to the trustee's floating rate account with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and/or the class AJ-FL REMIC II regular interest, if any such class or REMIC II regular interest, as the case may be, is then entitled to payments of principal on that distribution date (or, for so long as the class A-SB, A-3 or A-3FL on the one hand, and the class A-1A certificates on the other hand, are outstanding, payments of principal on that distribution date from collections on the loan group that includes the prepaid mortgage loan), up to an amount equal to, in the case of any particular class of those principal balance certificates and/or that REMIC II regular interest, the product of--

     o    the full amount of that prepayment consideration, net of workout fees and principal recovery fees payable from it, multiplied by

     o    a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate for the subject class of certificates or that REMIC II regular interest, as the case may be, over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

     o    a fraction, the numerator of which is equal to the amount of principal payable with respect to the subject class of certificates or the REMIC
          II regular interest, as the case may be, on that distribution date
          (or, for so long as the class A-SB, A-3 or A-3FL on the one hand, and the class A-1A certificates on the other hand, are outstanding, the amount of principal payable with respect to the subject class of certificates or that REMIC II regular interest, as the case may be, on that distribution date from collections on the loan group that includes the prepaid mortgage loan), and

                                      210

          the denominator of which is the Principal Distribution Amount (or, for so long as the class A-SB, A-3 or A-3FL on the one hand, and the class
          A-1A certificates on the other hand, are outstanding, the Loan Group 1
          Principal Distribution Amount or the Loan Group 2 Principal
          Distribution Amount, as applicable, based on which loan group includes the prepaid mortgage loan) for that distribution date.

     The discount rate applicable to any class of principal balance certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular interest or the class
AJ-FL REMIC II regular interest, as the case may be, with respect to any prepaid mortgage loan will be equal to the discount rate stated in the relevant loan documents, or if none is stated, will equal the yield, when compounded monthly, on the U.S. Treasury issue, primary issue, with a maturity date closest to the maturity date for the prepaid mortgage loan. In the event that there are two or more U.S. Treasury issues--

     o    with the same coupon, the issue with the lowest yield will be selected; or

     o    with maturity dates equally close to the maturity date for the prepaid mortgage loan, the issue with the earliest maturity date will be selected.

     The calculation of the discount rate with respect to certain mortgage loans may vary from the above description.

     Following any payment of prepayment consideration as described above, the trustee will pay any remaining portion of the prepayment consideration, net of workout fees and principal recovery fees payable from it, to the holders of the class XP and/or XC certificates as follows.

     on each distribution date up to and including the distribution date in --

     o    to the holders of the class XP certificates, an amount equal to ___%
          of that remaining portion of the prepayment consideration, and

     o    to the holders of the class XC certificates, an amount equal to ___%
          of that remaining portion of the prepayment consideration; and

     on each distribution date that occurs subsequent to ___, to the holders of the class XC certificates, an amount equal to 100% of that remaining portion of the prepayment consideration.

     NOTWITHSTANDING THE FOREGOING, ALL PREPAYMENT PREMIUMS AND YIELD
MAINTENANCE CHARGES PAYABLE AS DESCRIBED ABOVE, WILL BE REDUCED, WITH RESPECT TO
SPECIALLY SERVICED MORTGAGE LOANS, BY AN AMOUNT EQUAL TO ADDITIONAL TRUST FUND
EXPENSES AND REALIZED LOSSES PREVIOUSLY ALLOCATED TO ANY CLASS OF CERTIFICATES.

     For so long as the swap agreement relating to the class A-2FL certificates remains in effect and there is no continuing payment default thereunder on the part of the swap counterparty, prepayment consideration allocated to the class
A-2FL REMIC II regular interest will be payable to the swap counterparty.
However, if there is a continuing Swap Payment Default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class A-2FL REMIC II regular interest will be payable to the holders of the class A-2FL certificates.

     For so long as the swap agreement relating to the class A-3FL certificates remains in effect and there is no continuing payment default thereunder on the part of the swap counterparty, prepayment consideration allocated to the class
A-3FL REMIC II regular interest will be payable to the swap counterparty.
However, if there is a continuing Swap Payment Default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class A-3FL REMIC II regular interest will be payable to the holders of the class A-3FL certificates.

                                      211

     For so long as the swap agreement relating to the class AM-FL certificates remains in effect and there is no continuing payment default thereunder on the part of the swap counterparty, prepayment consideration allocated to the class
AM-FL REMIC II regular interest will be payable to the swap counterparty.
However, if there is a continuing Swap Payment Default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class AM-FL REMIC II regular interest will be payable to the holders of the class AM-FL certificates.

     For so long as the swap agreement relating to the class AJ-FL certificates remains in effect and there is no continuing payment default thereunder on the part of the swap counterparty, prepayment consideration allocated to the class
AJ-FL REMIC II regular interest will be payable to the swap counterparty.
However, if there is a continuing Swap Payment Default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class AJ-FL REMIC II regular interest will be payable to the holders of the class AJ-FL certificates.

     Neither we nor the underwriters make any representation as to--

     o    the enforceability of the provision of any promissory note evidencing one of the mortgage loans or any other loan document requiring the payment of a prepayment premium or yield maintenance charge; or

     o    the collectability of any prepayment premium or yield maintenance charge.

     See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Voluntary Prepayment Provisions" and "--Other Prepayment Provisions" in
this offering prospectus.

     Payments on the Class A-2FL, Class A-3FL, Class AM-FL Certificates and
Class AJ-FL Certificates. On each distribution date, for so long as the total principal balance of the class A-2FL certificates has not been reduced to zero, the trustee is required to apply amounts on deposit in the applicable sub-account of the floating rate account that are allocable to the class A-2FL certificates (exclusive of any portion thereof that constitutes prepayment consideration, amounts deposited in error, amounts payable to the swap counterparty and/or interest and other investment earnings payable to the trustee), in the following order of priority:

     o    first, to make distributions of interest to the holders of the class
          A-2FL certificates, up to an amount equal to the Class A-2FL Interest
          Distribution Amount for the subject distribution date;

     o    second, to make distributions of principal to the holders of the class
          A-2FL certificates, up to the Class A-2FL Principal Distribution
          Amount for the subject distribution date, until the total principal balance of that class is reduced to zero; and

     o    third, to reimburse the holders of the class A-2FL certificates for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions to Certificate Principal Balances in
          Connection with Realized Losses and Additional Trust Fund Expenses"
          below.

     For so long as the swap agreement with respect to the class A-2FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the "Class A-2FL Interest Distribution
Amount" with respect to any distribution date will generally be equal to: (a)
all interest accrued during the related interest accrual period at the applicable pass-through rate for the class A-2FL certificates on the total principal balance of such class, reduced (to not less than zero) by (b) the excess, if any, of (i) 1/12th of the product of (A) ___% and (B) the total principal balance of the class A-2FL certificates immediately prior to the subject distribution date, over (ii) the lesser of (A) 1/12th of the product of
(1) the Weighted Average Net Mortgage Rate for the subject distribution date, multiplied by (2) the total principal balance of the class A-2FL REMIC II regular interest immediately prior to the subject distribution date and (B) the amount of interest

                                       212

distributions with respect to the class A-2FL REMIC II regular interest pursuant to the priority of distributions on that distribution date; and increased by (c)
to the extent not otherwise payable to the swap counterparty, the amount, if any, by which (i) interest distributions with respect to the class A-2FL REMIC
II regular interest pursuant to the priority of distributions on that distribution date exceeds (ii) 1/12th of the product of (A) ___%, multiplied by
(B) the notional amount of the swap agreement for that distribution date. All or a portion of the amount described in clause (c) of the prior sentence with respect to any distribution date may be payable to the swap counterparty if, with respect to any prior distribution date, the amount of the reduction described in clause (b) of the prior sentence exceeded the maximum amount payable by the swap counterparty with respect to that prior distribution date without regard to any such reduction. Notwithstanding the foregoing, if there is a continuing Swap Payment Default with respect to the class A-2FL certificates, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the "Class A-2FL Interest Distribution Amount" with respect to any distribution date will be the amount of interest distributions with respect to the class A-2FL REMIC II regular interest on such distribution date pursuant to the priority of distributions.

     With respect to any distribution date, the "Class A-2FL Principal
Distribution Amount" will be an amount equal to the amount of principal allocated to the class A-2FL REMIC II regular interest pursuant to the priority of distributions on such distribution date.

     For so long as the swap agreement with respect to the class A-2FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, all prepayment consideration allocable to the class A-2FL REMIC II regular interest will be payable to the swap counterparty. However, if there is a continuing Swap Payment Default with respect to the class A-2FL certificates, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class A-2FL REMIC II regular interest will be payable to the holders of the class A-2FL certificates.

     On each distribution date, for so long as the total principal balance of the class A-3FL certificates has not been reduced to zero, the trustee is required to apply amounts on deposit in the applicable sub-account of the floating rate account that are allocable to the class A-3FL certificates
(exclusive of any portion thereof that constitutes prepayment consideration, amounts deposited in error, amounts payable to the swap counterparty and/or interest and other investment earnings payable to the trustee), in the following order of priority:

     o    first, to make distributions of interest to the holders of the class
          A-3FL certificates, up to an amount equal to the Class A-3FL Interest
          Distribution Amount for the subject distribution date;

     o    second, to make distributions of principal to the holders of the class
          A-3FL certificates, up to the Class A-3FL Principal Distribution
          Amount for the subject distribution date, until the total principal balance of that class is reduced to zero; and

     o    third, to reimburse the holders of the class A-3FL certificates for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions to Certificate Principal Balances in
          Connection with Realized Losses and Additional Trust Fund Expenses"
          below.

     For so long as the swap agreement with respect to the class A-3FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the "Class A-3FL Interest Distribution
Amount" with respect to any distribution date will generally be equal to: (a)
all interest accrued during the related interest accrual period at the applicable pass-through rate for the class A-3FL certificates on the total principal balance of such class, reduced (to not less than zero) by (b) the excess, if any, of (i) 1/12th of the product of (A) ___% and (B) the total principal balance of the class A-3FL certificates immediately prior to the subject distribution date, over (ii) the lesser of (A) 1/12th of the product of
(1) the Weighted Average Net Mortgage Rate for the subject distribution date, multiplied by (2) the total principal balance of the class A-3FL REMIC II regular interest immediately prior to the subject distribution date and (B) the amount of interest

                                       213

distributions with respect to the class A-3FL REMIC II regular interest pursuant to the priority of distributions on that distribution date; and increased by (c)
to the extent not otherwise payable to the swap counterparty, the amount, if any, by which (i) interest distributions with respect to the class A-3FL REMIC
II regular interest pursuant to the priority of distributions on that distribution date exceeds (ii) 1/12th of the product of (A) ___%, multiplied by
(B) the notional amount of the swap agreement for that distribution date. All or a portion of the amount described in clause (c) of the prior sentence with respect to any distribution date may be payable to the swap counterparty if, with respect to any prior distribution date, the amount of the reduction described in clause (b) of the prior sentence exceeded the maximum amount payable by the swap counterparty with respect to that prior distribution date without regard to any such reduction. Notwithstanding the foregoing, if there is a continuing Swap Payment Default with respect to the class A-3FL certificates, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the "Class A-3FL Interest Distribution Amount" with respect to any distribution date will be the amount of interest distributions with respect to the class A-3FL REMIC II regular interest on such distribution date pursuant to the priority of distributions.

     With respect to any distribution date, the "Class A-3FL Principal
Distribution Amount" will be an amount equal to the amount of principal allocated to the class A-3FL REMIC II regular interest pursuant to the priority of distributions on such distribution date.

     For so long as the swap agreement with respect to the class A-3FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, all prepayment consideration allocable to the class A-3FL REMIC II regular interest will be payable to the swap counterparty. However, if there is a continuing Swap Payment Default, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class A-3FL REMIC
II regular interest will be payable to the holders of the class A-3FL certificates.

     On each distribution date, for so long as the total principal balance of the class AM-FL certificates has not been reduced to zero, the trustee is required to apply amounts on deposit in the applicable sub-account of the floating rate account that are allocable to the class AM-FL certificates
(exclusive of any portion thereof that constitutes prepayment consideration, amounts deposited in error, amounts payable to the swap counterparty and/or interest and other investment earnings payable to the trustee), in the following order of priority:

     o    first, to make distributions of interest to the holders of the class
          AM-FL certificates, up to an amount equal to the Class AM-FL Interest
          Distribution Amount for the subject distribution date;

     o    second, to make distributions of principal to the holders of the class
          AM-FL certificates, up to the Class AM-FL Principal Distribution
          Amount for the subject distribution date, until the total principal balance of that class is reduced to zero; and

     o    third, to reimburse the holders of the class AM-FL certificates for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions to Certificate Principal Balances in
          Connection with Realized Losses and Additional Trust Fund Expenses"
          below.

     For so long as the swap agreement with respect to the class AM-FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the "Class AM-FL Interest Distribution
Amount" with respect to any distribution date will generally be equal to: (a)
all interest accrued during the related interest accrual period at the applicable pass-through rate for the class AM-FL certificates on the total principal balance of such class, reduced (to not less than zero) by (b) the excess, if any, of (i) 1/12th of the product of (A) ___% and (B) the total principal balance of the class AM-FL certificates immediately prior to the subject distribution date, over (ii) the lesser of (A) 1/12th of the product of
(1) the Weighted Average Net Mortgage Rate for the subject distribution date, multiplied by (2) the total principal balance of the class AM-FL REMIC II regular interest immediately prior to the subject distribution date and (B) the amount of interest distributions with respect to the class AM-FL REMIC II regular interest pursuant to the priority of distributions on

                                       214

that distribution date; and increased by (c) to the extent not otherwise payable to the swap counterparty, the amount, if any, by which (i) interest distributions with respect to the class AM-FL REMIC II regular interest pursuant to the priority of distributions on that distribution date exceeds (ii) 1/12th of the product of (A) ___%, multiplied by (B) the notional amount of the swap agreement for that distribution date. All or a portion of the amount described in clause (c) of the prior sentence with respect to any distribution date may be payable to the swap counterparty if, with respect to any prior distribution date, the amount of the reduction described in clause (b) of the prior sentence exceeded the maximum amount payable by the swap counterparty with respect to that prior distribution date without regard to any such reduction.
Notwithstanding the foregoing, if there is a continuing Swap Payment Default with respect to the class AM-FL certificates, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the "Class
AM-FL Interest Distribution Amount" with respect to any distribution date will be the amount of interest distributions with respect to the class AM-FL REMIC II regular interest on such distribution date pursuant to the priority of distributions.

     With respect to any distribution date, the "Class AM-FL Principal
Distribution Amount" will be an amount equal to the amount of principal allocated to the class AM-FL REMIC II regular interest pursuant to the priority of distributions on such distribution date.

     For so long as the swap agreement with respect to the class AM-FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, all prepayment consideration allocable to the class AM-FL REMIC II regular interest will be payable to the swap counterparty. However, if there is a continuing Swap Payment Default with respect to the class AM-FL certificates, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class AM-FL REMIC II regular interest will be payable to the holders of the class AM-FL certificates.

     On each distribution date, for so long as the total principal balance of the class AJ-FL certificates has not been reduced to zero, the trustee is required to apply amounts on deposit in the applicable sub-account of the floating rate account that are allocable to the class AJ-FL certificates
(exclusive of any portion thereof that constitutes prepayment consideration, amounts deposited in error, amounts payable to the swap counterparty and/or interest and other investment earnings payable to the trustee), in the following order of priority:

     o    first, to make distributions of interest to the holders of the class
          AJ-FL certificates, up to an amount equal to the Class AJ-FL Interest
          Distribution Amount for the subject distribution date;

     o    second, to make distributions of principal to the holders of the class
          AJ-FL certificates, up to the Class AJ-FL Principal Distribution
          Amount for the subject distribution date, until the total principal balance of that class is reduced to zero; and

     o    third, to reimburse the holders of the class AJ-FL certificates for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions to Certificate Principal Balances in
          Connection with Realized Losses and Additional Trust Fund Expenses"
          below.

     For so long as the swap agreement with respect to the class AJ-FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the "Class AJ-FL Interest Distribution
Amount" with respect to any distribution date will generally be equal to: (a)
all interest accrued during the related interest accrual period at the applicable pass-through rate for the class AJ-FL certificates on the total principal balance of such class, reduced (to not less than zero) by (b) the excess, if any, of (i) 1/12th of the product of (A) ___% and (B) the total principal balance of the class AJ-FL certificates immediately prior to the subject distribution date, over (ii) the lesser of (A) 1/12th of the product of
(1) the Weighted Average Net Mortgage Rate for the subject distribution date, multiplied by (2) the total principal balance of the class AJ-FL REMIC II regular interest immediately prior to the subject distribution date and (B) the amount of interest distributions with respect to the class AJ-FL REMIC II regular interest pursuant to the priority of distributions on

                                      215

that distribution date; and increased by (c) to the extent not otherwise payable to the swap counterparty, the amount, if any, by which (i) interest distributions with respect to the class AJ-FL REMIC II regular interest pursuant to the priority of distributions on that distribution date exceeds (ii) 1/12th of the product of (A) ___%, multiplied by (B) the notional amount of the swap agreement for that distribution date. All or a portion of the amount described in clause (c) of the prior sentence with respect to any distribution date may be payable to the swap counterparty if, with respect to any prior distribution date, the amount of the reduction described in clause (b) of the prior sentence exceeded the maximum amount payable by the swap counterparty with respect to that prior distribution date without regard to any such reduction.
Notwithstanding the foregoing, if there is a continuing Swap Payment Default with respect to the class AJ-FL certificates, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the "Class
AJ-FL Interest Distribution Amount" with respect to any distribution date will be the amount of interest distributions with respect to the class AJ-FL REMIC II regular interest on such distribution date pursuant to the priority of distributions.

     With respect to any distribution date, the "Class AJ-FL Principal
Distribution Amount" will be an amount equal to the amount of principal allocated to the class AJ-FL REMIC II regular interest pursuant to the priority of distributions on such distribution date.

     For so long as the swap agreement with respect to the class AJ-FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, all prepayment consideration allocable to the class AJ-FL REMIC II regular interest will be payable to the swap counterparty. However, if there is a continuing Swap Payment Default with respect to the class AJ-FL certificates, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then all prepayment consideration allocable to the class AJ-FL REMIC II regular interest will be payable to the holders of the class AJ-FL certificates.

     See "--Payments--Priority of Payments" and "Description of the Swap
Agreements" in this offering prospectus.

     Treatment of REO Properties. Notwithstanding that any mortgaged real property may be acquired as part of the trust assets through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

     o    payments on the certificates (exclusive of the class A-2FL, A-3FL,
          AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
          REMIC II regular interest and/or the class AJ-FL REMIC II regular interest;

     o    allocations of Realized Losses and Additional Trust Fund Expenses to
          the certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class
          A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and/or the class AJ-FL REMIC II regular interest; and

     o    the amount of all fees payable to the applicable master servicer, the special servicer and the trustee under the pooling and servicing agreement.

     In connection with the foregoing, that mortgage loan deemed to remain outstanding will be taken into account when determining the Weighted Average Net
Mortgage Rate and the Principal Distribution Amount for each distribution date.

                                      216

     Operating revenues and other proceeds derived from an REO Property administered under the pooling and servicing agreement will be applied--

     o    first, to pay or reimburse the applicable master servicer, the special servicer and/or the trustee for the payment of some of the costs and expenses incurred in connection with the operation and disposition of the REO Property; and

     o    second, as collections of principal, interest and other amounts due on the related mortgage loan (or, if the REO Property relates thereto, on a Loan Combination).

     To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments and Reimbursement of Advances" below, the applicable master servicer and the trustee will be required to advance delinquent monthly debt service payments with respect to each mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS TO CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

     As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may decline below the total principal balance of the principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class
A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, and the class AJ-FL REMIC II regular interest.

     On each distribution date, following the payments to be made to the certificateholders (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) and with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest on that distribution date, the trustee will be required to allocate to the respective classes of the principal balance certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class AM-FL REMIC II regular interest and the class
AJ-FL REMIC II regular interest, sequentially in the order described in the following table and, in each case, up to the total principal balance of the subject class, the aggregate of all Realized Losses and Additional Trust Fund
Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the total principal balance of the principal balance certificates following all payments made to certificateholders (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) and with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest on that distribution date exceeds the total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool that will be outstanding immediately following that distribution date.

                                      217

                ORDER OF ALLOCATION              CLASS
                -------------------   ---------------------------
                         1                         S
                         2                         Q
                         3                         P
                         4                         N
                         5                         M
                         6                         L
                         7                         K
                         8                         J
                         9                         H
                         10                        G
                         11                        F
                         12                        E
                         13                        D
                         14                        C
                         15                        B
                         16                  AJ and AJ-FL*
                         17                  AM and AM-FL*
                         18           A-1, A-2, A-2FL, A-SB, A-3,
                                            A-3FL and A-1A*

----------
*Pro rata and pari passu based on the respective total principal balances thereof.

     The reference in the foregoing table to "A-2FL" means the class A-2FL REMIC
II regular interest. However, any reduction in the total principal balance of the class A-2FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-2FL certificates. The reference in the foregoing table to "A-3FL" means the class
A-3FL REMIC II regular interest. However, any reduction in the total principal balance of the class A-3FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-3FL certificates. The reference in the foregoing table to "AM-FL" means the class AM-FL REMIC II regular interest. However, any reduction in the total principal balance of the class AM-FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class AM-FL certificates. The reference in the foregoing table to
"AJ-FL" means the class AJ-FL REMIC II regular interest. However, any reduction in the total principal balance of the class AJ-FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class AJ-FL certificates

     All Realized Losses and Additional Trust Fund Expenses, if any, allocated to a class of principal balance certificates (exclusive of the class A-2FL,
A-3FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, will be made by reducing the total principal balance of such class by the amount so allocated.

     In no event will the total principal balance of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
REMIC II regular interest, the class AJ-FL REMIC II regular interest or any class of principal balance certificates identified in the foregoing table be reduced until the total principal balance of all other classes of principal balance certificates listed above it in the table have been reduced to zero.

     A Realized Loss can result from the liquidation of a defaulted mortgage loan or any related REO Property for less than the full amount due thereunder.
In addition, if any portion of the debt due under any of the mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Penalty Interest, also will be treated as

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a Realized Loss. Furthermore, any Nonrecoverable Advance reimbursed from principal collections will constitute a Realized Loss.

     Some examples of Additional Trust Fund Expenses are:

     o    any special servicing fees, workout fees and principal recovery fees paid to the special servicer;

     o    any interest paid to the applicable master servicer, the special servicer and/or the trustee with respect to unreimbursed Advances, which interest payment is not covered out of late payment charges and
          Penalty Interest actually collected on the related mortgage loan;

     o    any amounts payable to the special servicer in connection with inspections of mortgaged real properties, which amounts are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

     o    the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the mortgage loans and the administration of the other trust assets;

     o    any unanticipated, non-mortgage loan specific expenses of the trust, including--

          1.   any reimbursements and indemnifications to the trustee and/or various related persons described under "Description of the
               Governing Documents--Matters Regarding the Trustee" in the
               accompanying base prospectus;

          2.   any reimbursements and indemnification to either master servicer, the special servicer, us and/or various related persons described under "Description of the Governing Documents--Matters Regarding
               the Master Servicer, the Special Servicer, the Manager and Us" in
               the accompanying base prospectus; and

          3.   any federal, state and local taxes, and tax-related expenses, payable out of the trust assets, as described under "Federal
               Income Tax Consequences--Taxation of Owners of REMIC Residual
               Certificates--Prohibited Transactions Tax and Other Taxes" in the
               accompanying base prospectus;

     o    any amount (other than normal monthly payments) specifically payable or reimbursable to the holder of a B-Note Non-Trust Loan by the trust, in its capacity as holder of the related mortgage loan in the trust that is part of the related Loan Combination, pursuant to the related
          Loan Combination Intercreditor Agreement; and

     o    any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the Mortgage
          Loans--Realization Upon Defaulted Mortgage Loans" in this offering prospectus.

     From time to time, the Principal Distribution Amount may include items that represent a recovery of Nonrecoverable Advances (or interest thereon) that were previously reimbursed out of the principal portion of general collections on the mortgage pool. In such circumstances, it is possible that the total Stated
Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may exceed the total principal balance of the principal balance certificates. If and to the extent that any such excess exists as a result of the inclusion of such items in the Principal Distribution Amount (and, accordingly, the distribution of such items as principal with respect to the principal balance certificates), the total principal balances of one or more classes that had previously been reduced as described above in this
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" section may be increased (in each case, up to the amount of any such prior reduction). Any such increase would be made among the respective classes of

                                       219

principal balance certificates in reverse order that such reductions had been made (i.e., such increases would be made in descending order of seniority);
provided that such increases may not result in the total principal balance of the principal balance certificates being in excess of the total Stated Principal
Balance of, together with any Unliquidated Advances with respect to, the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest that would otherwise have accrued if the reinstated
principal amounts had never been written off.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS AND REIMBURSEMENT OF
ADVANCES

     Each master servicer will be required to make, for each distribution date, a total amount of P&I advances generally equal to all monthly debt service payments (other than balloon payments), and assumed monthly debt service payments (including with respect to balloon mortgage loans and mortgage loans as to which the related mortgaged real properties have become REO Properties), in each case net of related master servicing fees and in the case of the Park La
Brea Apartments Trust Mortgage Loan, the Series 2006-LPD8 Master Servicer's
primary servicing fee, that:

     o    were due or deemed due, as the case may be, with respect to the mortgage loans serviced by that master servicer during the related collection period; and

     o    were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the related determination date.

     The master servicers will not make P&I advances prior to the related P&I advance date, which is the business day immediately preceding each distribution date. Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan, then the applicable master servicer will reduce the interest portion, but not the principal portion, of each P&I advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any P&I advance required to be made with respect to any mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of--

     o    the amount of the interest portion of the P&I advance for that mortgage loan for the related distribution date without regard to this or the prior sentence; and

     o    a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date, net of the related Appraisal
          Reduction Amount, if any, and the denominator of which is equal to the
          Stated Principal Balance of that mortgage loan immediately prior to the related distribution date.

     In the case of any A-Note Trust Mortgage Loan, any reduction in the interest portion of P&I advances to be made with respect to that mortgage loan, as contemplated by the prior paragraph, will be based on that portion of any
Appraisal Reduction Amount with respect to the related Loan Combination that is allocable to the subject A-Note Trust Mortgage Loan. Each Loan Combination will be treated as single mortgage loan for purposes of calculating an Appraisal
Reduction Amount. Any Appraisal Reduction Amount with respect to a Loan
Combination will be allocated first to the related B-Note Non-Trust Loan, in each case, up to the outstanding principal balance thereof, and then to the applicable A-Note Trust Mortgage Loan. Any appraisal reduction amount with respect to the Park La Brea Apartments Loan Combination determined pursuant to the Series 2006-LDP8 Pooling and Servicing Agreement will be allocated pro rata between the Park La Brea Apartments Trust Mortgage Loan and the related
Non-Trust Loan.

     With respect to any distribution date, the applicable master servicer will be required to make P&I advances either out of its own funds or, subject to the replacement as and to the extent provided in the pooling and servicing agreement, funds held in its collection account that are not required to be paid on the certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) or with respect to the class A-2FL REMIC

                                      220

II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL
REMIC II regular interest or the class AJ-FL REMIC II regular interest on that distribution date (or a combination of both methods).

     The trustee will be required to make any P&I advance that the applicable master servicer fails to make with respect to a mortgage loan. See "--The
Trustee" below.

     Notwithstanding the foregoing, with respect to the Park La Brea Apartments
Loan Combination, if the Series 2006-LDP8 Master Servicer determines that a proposed P&I advance, if made, would be non-recoverable or an outstanding P&I advance is or would be non-recoverable and the master servicer under the pooling and servicing agreement receives notice of such determination, the master servicer will not be permitted to make any additional P&I advances with respect to the Park La Brea Apartments Trust Mortgage Loan, until the Series 2006-LDP8
Master Servicer has consulted with the Series 2006-LDP8 Master Servicer and the applicable master servicer under the pooling and servicing agreement agree that circumstances with respect to the Park La Brea Apartments Loan Combination have changed such that a proposed future P&I advance would not be a non-recoverable advance.

     The master servicers and the trustee will each be entitled to recover any
P&I advance made by it, out of its own funds, from collections on the mortgage loan as to which the Advance was made out of late collections, liquidation proceeds or insurance and condemnation proceeds. None of the master servicers or the trustee will be obligated to make any P&I advance that, in its judgment or in the judgment of the special servicer, would not ultimately be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan. In addition, the special servicer may also determine that any P&I advance made or proposed to be made by the applicable master servicer or the trustee is not recoverable, together with interest accrued on that Advance, from proceeds of the related mortgage loan, and the applicable master servicer and the trustee will be required to act in accordance with such determination.
If the applicable master servicer or the trustee makes any P&I advance that it or the special servicer subsequently determines, in its judgment, will not be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, it may obtain reimbursement for that Advance together with interest accrued on the Advance as described in the next paragraph, out of general collections on the mortgage loans and any REO
Properties on deposit in the applicable master servicer's collection account from time to time subject to the limitations and requirements described below.
See also "Description of the Governing Documents--Advances" in the accompanying base prospectus and "Servicing of the Mortgage Loans--Collection Accounts" in
this offering prospectus.

     The master servicers and the trustee will each be entitled to receive interest on P&I advances made thereby out of its own funds; provided, however, that no interest will accrue on any P&I advance made with respect to a mortgage loan if the related monthly debt service payment is received on its due date or prior to the expiration of any applicable grace period. That interest will accrue on the amount of each P&I advance, for so long as that Advance is outstanding, at an annual rate equal to the prime rate as published in the
"Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any P&I advance will be payable in the collection period in which that Advance is reimbursed--

     o    first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

     o    second, if and to the extent that the Penalty Interest and late charges referred to in clause first are insufficient to cover the advance interest, out of any amounts then on deposit in the applicable master servicer's collection account subject to the limitations for reimbursement of the P&I advances described below.

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     A monthly debt service payment will be assumed to be due with respect to:

     o    each balloon mortgage loan that is delinquent in respect of its balloon payment on its stated maturity date, provided that such mortgage loan has not been paid in full and no other liquidation event has occurred in respect thereof before such maturity date; and

     o    each mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

     The assumed monthly debt service payment deemed due on any mortgage loan described in the first bullet of the prior paragraph that is delinquent as to its balloon payment, will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second bullet of the prior paragraph as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO Property remains part of the trust, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due on that mortgage loan had it remained outstanding.

     None of the master servicers or the trustee will be required to make any
P&I advance with respect to a Non-Trust Loan.

     Upon a determination that a previously made Advance, whether it be a servicing advance or P&I advance, is not recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, the applicable master servicer, the special servicer or the trustee, as applicable, will have the right to be reimbursed for such Advance and interest accrued on such Advance from amounts on deposit in the applicable master servicer's collection account (or if funds in such account are insufficient, from the other master servicer's collection account) that constitute principal collections received on all of the mortgage loans serviced by it during the related collection period; provided, however, that if amounts of principal on deposit in the collection accounts are not sufficient to fully reimburse such party, the party entitled to the reimbursement may elect at its sole option to be reimbursed at that time from general collections in its collection account or to defer the portion of the reimbursement of that Advance equal to the amount in excess of the principal on deposit in the collection account, in which case interest will continue to accrue on the portion of the Advance that remains outstanding for such time as is required to reimburse such excess portion from principal for a period not to exceed twelve (12) months without the consent of the controlling class representative. Further, any party to the pooling and servicing agreement that has deferred the reimbursement of an Advance or a portion of an Advance may elect at any time to reimburse itself for the deferred amounts from general collections (including amounts otherwise distributable as interest to certificateholders) on the mortgage loans together with interest thereon. In either case, the reimbursement will be made first from principal received on the mortgage loans serviced by the applicable master servicer during the collection period in which the reimbursement is made, prior to reimbursement from other collections received during that collection period. In that regard, in the case of reimbursements from principal, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any Workout-Delayed Reimbursement Amount (which includes interest on the subject Advance) will be reimbursable (together with advance interest thereon) to the applicable master servicer, the special servicer or the trustee, as applicable, in full, only from amounts on deposit in the applicable master servicer's collection account that constitute principal received on all of the mortgage loans being serviced by it (or in the case of the Park La Brea Apartments Trust Mortgage Loan from amounts in its collection account received from the Series 2006-LDP8 Master Servicer) during the related collection period (net of amounts necessary to reimburse for Nonrecoverable
Advances and pay interest thereon) and, to the extent that the principal collections during that collection period are not sufficient to

                                      222

reimburse such Workout-Delayed Reimbursement Amount, will be reimbursable (with interest continuing to accrue thereon) from collections of principal on the mortgage loans serviced by the applicable master servicer during subsequent collection periods. In that regard, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any reimbursement for Nonrecoverable Advances and interest on Nonrecoverable Advances should result in a Realized Loss which will be allocated in accordance with the loss allocation rules described under
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" above. The fact that a decision to recover such Nonrecoverable Advances over time, or not to do so, benefits some classes of certificateholders to the detriment of other classes will not, with respect to the applicable master servicer or special servicer, constitute a violation of the Servicing Standard or any contractual duty under the pooling and servicing agreement and/or, with respect to the trustee, constitute a violation of any fiduciary duty to certificateholders or contractual duty under the pooling and servicing agreement.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

     Trustee Reports. Based primarily on information provided in monthly reports prepared by the master servicers and the special servicer and delivered to the trustee, the trustee will be required to prepare and make available electronically via its website at www.etrustee.net or, upon written request, provide by first class mail, on each distribution date to each registered holder of a certificate, a trustee report substantially in the form of, and containing the information set forth in, Annex D to this offering prospectus. The trustee report for each distribution date will detail the distributions on the certificates on that distribution date and the performance, both in total and individually to the extent available, of the mortgage loans and the related mortgaged real properties including the following items of information:

     o    the applicable record date, interest accrual period, determination date and distribution date;

     o    the amount of the distribution on such distribution date to the holders of each class of principal balance certificates in reduction of the total principal balance thereof;

     o    the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates allocable to interest;

     o    the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates allocable to prepayment premiums and/or yield maintenance charges;

     o    the amount of the distribution on such distribution date to the holders of each class of principal balance certificates in reimbursement of previously allocated Realized Losses and Additional
          Trust Fund Expenses;

     o    the Available Distribution Amount for such distribution date, and related information regarding cash flows received for distributions, fees and expenses;

     o    payments made to and by the swap counterparty with respect to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates;

     o    (a) the aggregate amount of P&I advances made with respect to the entire mortgage pool for such distribution date pursuant to the pooling and servicing agreement and the aggregate amount of unreimbursed P&I advances with respect to the entire mortgage pool that had been outstanding at the close of business on the related determination date and the aggregate amount of interest accrued and payable to the master servicers or the trustee in respect of such unreimbursed P&I advances as of the close of business on the related
          Determination Date, (b) the aggregate amount of servicing advances with respect to the entire mortgage pool as of the close of business on the

                                      223

          related determination date and (c) the aggregate amount of all advances with respect to the entire mortgage pool as of the close of business on the related determination date that are nonrecoverable on a loan specific basis;

     o    the aggregate unpaid principal balance of the mortgage pool outstanding as of the close of business on the related determination date;

     o    the aggregate Stated Principal Balance of the mortgage pool outstanding immediately before and immediately after such distribution date;

     o    the number, aggregate principal balance, weighted average remaining term to maturity and weighted average mortgage interest rate of the mortgage loans as of the close of business on the related
          determination date;

     o    the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated
          Principal Balance (immediately after such distribution date) of the mortgage loans (a) delinquent 30-59 days, (b) delinquent 60-89 days,
          (c) delinquent more than 89 days, (d) as to which foreclosure proceedings have been commenced, and (e) to the actual knowledge of either master servicer or special servicer, in bankruptcy proceedings;

     o    as to each mortgage loan referred to in the preceding bullet above,
          (a) the loan number thereof, (b) the Stated Principal Balance thereof immediately following such distribution date, and (c) a brief description of any executed loan modification;

     o    with respect to any mortgage loan that was liquidated during the related collection period (other than by reason of a payment in full),
          (a) the loan number thereof, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any Realized
          Loss in connection with such liquidation ;

     o    with respect to any REO Property included in the trust fund that was liquidated during the related collection period, (a) the loan number of the related mortgage loan, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any Realized
          Loss in respect of the related mortgage loan in connection with such liquidation;

     o    the amount of interest accrued and the amount of interest payable in respect of each class of interest-bearing certificates for such distribution date;

     o    any unpaid interest in respect of each class of interest-bearing certificates after giving effect to the distributions made on such distribution date;

     o    the pass-through rate for each class of interest-bearing certificates for such distribution date;

     o    the Principal Distribution Amount, separately identifying the respective components thereof (and, in the case of any voluntary principal prepayment or other unscheduled collection of principal received during the related collection period, the loan number for the related mortgage loan and the amount of such prepayment or other collection of principal);

     o    the aggregate of all Realized Losses incurred during the related collection period and all Additional Trust Fund Expenses incurred during the related collection period;

                                      224

     o    the aggregate of all Realized Losses and Additional Trust Fund
          Expenses that were allocated on such distribution date;

     o    the total principal balance or notional amount, as applicable, of each class of interest-bearing certificates outstanding immediately before and immediately after such distribution date, separately identifying any reduction therein due to the allocation of Realized Losses and
          Additional Trust Fund Expenses on such distribution date;

     o    the certificate factor for each class of interest-bearing certificates immediately following such distribution date;

     o    the aggregate amount of interest on P&I advances in respect of the mortgage pool paid to the master servicers and the trustee during the related collection period in accordance with the pooling and servicing agreement;

     o    the aggregate amount of interest on servicing advances in respect of the mortgage pool paid to the master servicers, the special servicer and the trustee during the related collection period in accordance with the pooling and servicing agreement;

     o    the aggregate amount of servicing compensation paid to the master servicers and the special servicer during the related collection period;

     o    information regarding any Appraisal Reduction Amount existing with respect to any mortgage loan as of the related determination date;

     o    the original and then current credit support levels for each class of interest-bearing certificates;

     o    the original and then current ratings known to the trustee for each class of interest-bearing certificates;

     o    the aggregate amount of prepayment premiums and yield maintenance charges collected during the related collection period;

     o    the value of any REO Property included in the trust fund as of the end of the related determination date for such distribution date, based on the most recent appraisal or valuation;

     o    the amounts, if any, actually distributed with respect to the class
          R-I certificates and the class R-II certificates, respectively, on such distribution date; and

     o    any material information known to the trustee regarding any material breaches of representations and warranties of the respective mortgage loan sellers with respect to the mortgage loans and any events of default under the pooling and servicing agreement.

     Recipients will be deemed to have agreed to keep the information contained in any trustee report confidential to the extent such information is not publicly available.

     The special servicer is required to deliver to the master servicers monthly, beginning in January 2007, a CMSA special servicer loan file that contains the information called for in, or that will enable the master servicers to produce, the CMSA reports required to be delivered by the master servicers to the trustee as described below, in each case with respect to all specially serviced mortgage loans and the REO Properties.

     Each master servicer is required to deliver to the trustee monthly, beginning in January 2007, the CMSA loan periodic update file with respect to the subject distribution date.

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     Monthly, beginning in March 2007, the master servicer must deliver to the trustee a copy of each of the following reports relating to the mortgage loans and, if applicable, any REO Properties:

     o    a CMSA comparative financial status report;

     o    a CMSA delinquent loan status report;

     o    a CMSA historical loan modification and corrected mortgage loan report;

     o    a CMSA REO status report;

     o    a CMSA loan level reserve/LOC report;

     o    a CMSA advance recovery report;

     o    a CMSA servicer watchlist;

     o    a CMSA property file;

     o    a CMSA loan set-up file; and

     o    a CMSA financial file.

These reports will provide required information as of the related determination date and will be in an electronic format reasonably acceptable to both the trustee and each of the master servicers.

     In addition, each master servicer will be required to deliver to the controlling class representative and upon request, the trustee, the following reports required to be prepared and maintained by it and/or the special servicer:

     o    with respect to any mortgaged real property or REO Property, a CMSA operating statement analysis report; and

     o    with respect to any mortgaged real property or REO Property, a CMSA
          NOI adjustment worksheet.

     Absent manifest error of which it has actual knowledge, neither master servicer nor the special servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or a third party that is included in reports or other information provided by or on behalf of that master servicer or the special servicer, as the case may be. None of the trustee, the master servicers and the special servicer will make any representations or warranties as to the accuracy or completeness of, and the trustee, the master servicers and the special servicer will disclaim responsibility for, any information made available by the trustee, the master servicers or the special servicer, as the case may be, for which it is not the original source.

     The reports identified in the preceding paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package or otherwise approved by the Commercial
Mortgage Securities Association. Current forms of these reports are available at the Commercial Mortgage Securities Association's internet website, located at
www.cmbs.org.

     Information Available From Trustee. The trustee will, and either master servicer may, but is not required to, make available each month via its internet website to any interested party (i) the trustee report, (ii) the pooling and servicing agreement and (iii) the final prospectus supplement for the offered certificates and the accompanying base prospectus. In addition, the trustee will make available each month, on each distribution date,

                                      226

the Unrestricted Servicer Reports, the CMSA loan periodic update file, the CMSA loan setup file, the CMSA bond level file, and the CMSA collateral summary file to any interested party on its internet website. The trustee will also make available each month, to the extent received, on each distribution date, (i) the
Restricted Servicer Reports and (ii) the CMSA property file, to any holder of a certificate, any certificate owner or any prospective transferee of a certificate or interest therein that provides the trustee with certain required certifications, via the trustee's internet website initially located at
www.etrustee.net with the use of a password (or other comparable restricted access mechanism) provided by the trustee. Assistance with the trustee's website can be obtained by calling its CMBS customer service number: (312) 904-7989.

     The trustee will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the trustee for which it is not the original source.

     The trustee and the master servicers may require registration and the acceptance of a disclaimer in connection with providing access to their respective internet websites. The trustee and the master servicers will not be liable for the dissemination of information made in accordance with the pooling and servicing agreement.

     Availability of Exchange Act Reports. The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports filed or furnished with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act will be made available on the website of the trustee as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

     Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the trustee as if you were a certificateholder, provided that you deliver a written certification to the trustee confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the trustee's internet website. Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicers, the special servicer, the trustee and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

     Other Information. The pooling and servicing agreement will obligate each master servicer (with respect to the items listed in clauses 1, 2, 3, 4, 5, 6, 8 and 9 below, to the extent those items are in its possession), the special servicer (with respect to the items in clauses 4, 5, 6, 7, 8 and 9 below, to the extent those items are in its possession) and the trustee (with respect to the items in clauses 1 through 10 below, to the extent those items are in its possession) to make available at their respective offices, during normal business hours, upon 10 days' advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified to the trustee as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items:

          1.   the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

          2.   all trustee reports and monthly reports of the master servicers delivered, or otherwise electronically made available, to
               certificateholders since the date of initial issuance of the offered certificates;

          3.   all officer's certificates delivered to the trustee by the master servicers and/or the special servicer since the date of initial issuance of the certificates, as described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in this offering prospectus;

                                      227

          4.   all accountants' reports delivered to the trustee with respect to the master servicers and/or the special servicer since the date of initial issuance of the offered certificates, as described under "Servicing of the Mortgage Loans--Evidence as to
               Compliance" in this offering prospectus;

          5.   the most recent inspection report with respect to each mortgaged real property for a mortgage loan prepared by or on behalf of the applicable master servicer and delivered to the trustee as described under "Servicing of the Mortgage Loans--Inspections;
               Collection of Operating Information" in this offering prospectus and any environmental assessment prepared as described under
               "Realization Upon Defaulted Mortgage Loans--Foreclosure and
               Similar Proceedings" in this offering prospectus;

          6.   the most recent annual operating statement and rent roll for each mortgaged real property for a mortgage loan and financial
               statements of the related borrower collected by or on behalf of the master servicers as described under "Servicing of the
               Mortgage Loans--Inspections; Collection of Operating Information"
               in this offering prospectus;

          7.   all modifications, waivers and amendments of the mortgage loans that are to be added to the mortgage files from time to time and any asset status report prepared by the special servicer;

          8.   the servicing file relating to each mortgage loan;

          9.   any and all officer's certificates and other evidence delivered by the master servicers or the special servicer, as the case may be, to support its determination that any advance was, or if made, would be, a nonrecoverable advance; and

          10.  all reports filed with the SEC with respect to the trust pursuant to 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of
               1934, as amended.

     Copies of the foregoing items will be available from the trustee, the master servicers or the special servicer, as applicable, upon request. However, except in the case of the items described in item 10 above, the trustee, the master servicers and the special servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

     In connection with providing access to or copies of the items described above, the trustee, the master servicers or the special servicer, as applicable, may require:

     o    in the case of a registered holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a beneficial owner of offered certificates and will keep the information confidential; and

     o    in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

                                      228

     The certifications referred to in the prior paragraph may include an indemnity from the certifying party for a breach. Registered holders of the offered certificates will be deemed to have agreed to keep the information described above confidential by the acceptance of their certificates.

VOTING RIGHTS

     At all times during the term of the pooling and servicing agreement, 100%
of the voting rights for the certificates will be allocated among the respective classes of certificates as follows:

     o    2% in the aggregate in the case of the class XC and XP certificates
          (allocated, pro rata, between the XC and XP classes based on their respective total notional amounts), and

     o    in the case of any class of principal balance certificates, a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the then total principal balance of such class of principal balance certificates and the denominator of which is equal to the then total principal balance of all the principal balance certificates.

     The holders of the class R-I or R-II certificates will not be entitled to any voting rights. Voting rights allocated to a class of certificates will be allocated among the related certificateholders in proportion to the percentage interests in such class evidenced by their respective certificates. See
"Description of the Certificates--Voting Rights" in the accompanying base prospectus.

TERMINATION

     The obligations created by the pooling and servicing agreement will terminate following the earliest of--

     o    the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust; and

     o    the purchase of all of the mortgage loans and REO Properties remaining in the trust by the special servicer, the holder (or, if applicable, the beneficial owner) of certificates with the largest percentage of voting rights allocated to the controlling class (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) or a master servicer, in that order of preference, after the Stated Principal Balance of the mortgage pool has been reduced to less than 1.0% of the initial mortgage pool balance.

     Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final payment with respect to each certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate registrar or at any other location specified in the notice of termination.

     Any purchase by either master servicer, the special servicer or the plurality controlling class certificateholder of all the mortgage loans and REO
Properties remaining in the trust is required to be made at a price equal to:

     o    the sum of--

          1.   the then total principal balance of all the mortgage loans then included in the trust (excluding any mortgage loans as to which the related mortgaged real properties have become REO
               Properties), together with interest thereon plus any accrued and unpaid interest on P&I advances made with respect to such
               mortgage loans, unreimbursed servicing advances for those
               mortgage loans plus any accrued and unpaid interest on such servicing advances, any reasonable costs and expenses incurred in connection with any

                                      229

               such purchase and any other Additional Trust Fund Expenses
               (including any Additional Trust Fund Expenses previously
               reimbursed or paid by the trust fund but not so reimbursed by the related borrower or from insurance proceeds or condemnation proceeds); and

          2.   the appraised value of all REO Properties then included in the trust, as determined by an appraiser mutually agreed upon by the applicable master servicer, the special servicer and the trustee, minus

     o    solely in the case of a purchase by a master servicer, the total of all amounts payable or reimbursable to such master servicer under the pooling and servicing agreement.

     The purchase will result in early retirement of the outstanding certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the certificateholders, will constitute part of the Available Distribution Amount for the final distribution date.

     In addition, if, following the date on which the total principal balances of the offered certificates are reduced to zero, all of the remaining certificates, including the class XP certificates (but excluding the class R-I and R-II certificates), are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates (other than the class R-I and R-II certificates)
for all the mortgage loans and REO Properties remaining in the trust fund at the time of exchange.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

     General. The yield on any offered certificate will depend on:

     o    the price at which the certificate is purchased by an investor; and

     o    the rate, timing and amount of payments on the certificate.

     The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things:

     o    the pass-through rate for the certificate;

     o    the rate and timing of principal payments, including principal prepayments, and other principal collections on the mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance of the certificate;

     o    the rate, timing and severity of Realized Losses and Additional Trust
          Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance of the certificate;

     o    the timing and severity of any Net Aggregate Prepayment Interest
          Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate; and

     o    in the case of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates only, whether the pass-through rate on the corresponding REMIC II regular interest is limited by the Weighted Average Net Mortgage Rate.

                                      230

     Pass-Through Rates. The pass-through rates for some classes of the offered certificates will be, in the case of each of these classes, equal to, based on or limited by the Weighted Average Net Mortgage Rate. See "Description of the
Offered Certificates - Calculation of Pass-Through Rates" in this offering prospectus. As a result, the respective pass-through rates (and, accordingly, the respective yields to maturity) on these classes of offered certificates could be adversely affected if mortgage loans with relatively high Net Mortgage
Rates experienced a faster rate of principal payments than mortgage loans with relatively low Net Mortgage Rates. This means that the respective yields to maturity on these classes of offered certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of mortgage loans following default. The pass-through rate on each of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, will also be sensitive to changes in the relative composition of the mortgage pool.

     For so long as the swap agreement relating to the class A-2FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate on the class A-2FL certificates will be based on LIBOR. For so long as the swap agreement relating to the class
A-3FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate on the class A-3FL certificates will be based on LIBOR. For so long as the swap agreement relating to the class AM-FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate on the class AM-FL certificates will be based on LIBOR. For so long as the swap agreement relating to the class AJ-FL certificates is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate on the class AJ-FL certificates will be based on LIBOR Therefore, the yield to investors in the class A-2FL, A-3FL,
AM-FL and/or AJ-FL certificates will be highly sensitive to changes in the level of LIBOR. If you purchase a class A-2FL, A-3FL, AM-FL or AJ-FL certificate, you should consider the risk that lower than anticipated levels of LIBOR could result in actual yields that are lower than you anticipate.

     Because interest payments on each of the A-2FL, A-3FL, AM-FL and AJ-FL classes may be reduced or the pass-through rate may convert to a fixed rate, subject to a maximum pass-through rate equal to the Weighted Average Net
Mortgage Rate, in connection with certain events discussed in this offering prospectus, the yield to investors in the class A-2FL, A-3FL, AM-FL or AJ-FL certificates under those circumstances may not be as high as that offered by other LIBOR-based investments that are not subject to such interest rate restrictions.

     In addition, through and including the interest accrual period, depending on timing and other circumstances, the pass-through rate for the class XP certificates may vary with changes in the relative sizes of the total principal balances of the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ,
AJ-FL, B, C, D, E, F, G, H, J, K, L and M certificates.

     See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this offering prospectus and "--Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to maturity on the class
XP certificates will be very sensitive to, and any other offered certificates purchased at a discount or a premium will be affected by, the frequency and timing of principal payments made in reduction of the total principal balances or notional amounts of the certificates. In turn, the frequency and timing of principal payments that are paid or otherwise result in reduction of the total principal balance or notional amount, as the case may be, of any offered certificate will be directly related to the frequency and timing of principal payments on or with respect to the mortgage loans (or, in some cases, a particular group of mortgage loans). Finally, the rate and timing of principal payments on or with respect to the mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults,

                                      231

casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of mortgage loans from the trust.

     Prepayments and other early liquidations of the mortgage loans will result in payments on the certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to shorten the weighted average lives of some or all of the offered certificates. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans and, accordingly, on the certificates, while workouts are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of some or all of the offered certificates. See "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this offering prospectus.

     The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL, A-SB, A-3, and A-3FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are in turn paid or otherwise result in a reduction of the principal balance of the certificate. If you purchase your offered certificates at a discount from their total principal balance, your actual yield could be lower than your anticipated yield if the principal payments on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL,
A-SB, A-3 and A-3FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are slower than you anticipated. If you purchase any offered certificates at a premium relative to their total principal balance, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans
(and, in particular, with respect to the class A-1, A-2, A-2FL, A-SB, A-3 and
A-3FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) could result in an actual yield to you that is lower than your anticipated yield.

     Because the rate of principal payments on or with respect to the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

     Even if they are available and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the mortgage loans. Prepayment consideration payable on specially serviced mortgage loans will be applied to reimburse Realized Losses and Additional Trust Fund Expenses previously allocated to any class of certificates.

     The yield on the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates will be particularly sensitive to prepayments on mortgage loans in loan group 1, and the yield on the class A-1A certificates will be particularly sensitive to prepayments on mortgage loans in loan group 2.

     Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL, A-SB, A-3 and A-3FL certificates, on the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) may affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates.

     Delinquencies on the mortgage loans, unless covered by P&I advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month. Although any shortfalls in payments of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in payments of interest would adversely affect the yield to maturity of your offered certificates.

                                      232

     If--

     o    you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the mortgage loans that is lower than the default rate and amount of losses actually experienced; and

     o    the additional losses result in a reduction of the total payments on or the total principal balance of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

     Reimbursement of Advances from general collections of principal on the mortgage pool may reduce distributions of the principal in respect of the offered certificates.

     The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on or the total principal balance of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations.
In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

     Even if losses on the mortgage loans do not result in a reduction of the total payments on or the total principal balance of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and yield to maturity of, your offered certificates.

     Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans:

     o    prevailing interest rates;

     o    the terms of the mortgage loans, including provisions that require the payment of prepayment premiums and yield maintenance charges, provisions that impose prepayment lock-out periods and amortization terms that require balloon payments;

     o    the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

     o    the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real properties in the areas in which the mortgaged real properties are located;

     o    the quality of management of the mortgaged real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     See "Risk Factors--Risks Related to the Mortgage Loans", "Description of
the Mortgage Pool" and "Servicing of the Mortgage Loans" in this offering prospectus and "Description of the Governing Documents" and "Yield and Maturity
Considerations--Yield and Prepayment Considerations" in the accompanying base prospectus.

     The rate of prepayment on the mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below

                                      233

the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan. Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

     A number of the borrowers are limited or general partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

     We make no representation or warranty regarding:

     o    the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans (or any particular group of mortgage loans);

     o    the relative importance of those factors;

     o    the percentage of the total principal balance of the mortgage loans
          (or any particular group of mortgage loans) that will be prepaid or as to which a default will have occurred as of any particular date; or

     o    the overall rate of prepayment or default on the mortgage loans (or any particular group of mortgage loans).

     Unpaid Interest. If the portion of the Available Distribution Amount payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for the class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to available funds on those subsequent distribution dates and the priority of payments described under "Description of the Offered Certificates--Payments--Priority of Payments" in this offering prospectus. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

     Delay in Payments. Because monthly payments will not be made on the certificates until several days after the due dates for the mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

CPR MODEL

     Prepayments on loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this offering prospectus is the constant prepayment rate, or "CPR", model, which represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of loans for the life of those loans. The CPR model does not purport to be either a historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage pool. We do not make any representations about the appropriateness of the CPR model.

                                      234

YIELD SENSITIVITY OF THE CLASS XP CERTIFICATES

     The yield to maturity on the class XP certificates will be extremely sensitive to the rate and timing of principal payments on the mortgage loans
(including by reason of prepayments, defaults, liquidations and repurchases), to the extent applied to reduce the notional amount of such class. Accordingly, investors in the class XP certificates should fully consider the associated risks, including the risk that a rapid rate of prepayment of the mortgage loans could result in the failure of such investors to fully recoup their initial investments.

     The table below indicates the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the class XP certificates at various prices and constant prepayment rates. The yields set forth in the table were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the class XP certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase prices plus accrued interest of such class of certificates and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the class XP certificates and consequently do not purport to reflect the return on any investment in such class of certificates when such reinvestment rates are considered.

     The table below has been prepared based on the assumption that distributions are made in accordance with "Description of the Offered
Certificates--Payments" in this offering prospectus and on the Modeling
Assumptions and with the assumed respective purchase prices (as a percentage of the initial total notional amount of the class XP certificates) of the class XP certificates set forth in the table, plus accrued interest thereon from December
1, 2006 to the Closing Date.

  SENSITIVITY TO PRINCIPAL PREPAYMENTS OF THE PRE-TAX YIELDS TO MATURITY OF THE
                              CLASS XP CERTIFICATES

                                0% CPR DURING LOCKOUT, DEFEASANCE AND
                         YIELD MAINTENANCE CHARGES OTHERWISE AT INDICATED CPR
                         ----------------------------------------------------
ASSUMED PURCHASE PRICE     0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
----------------------     ------   -------   -------   -------   --------

Weighted Average Life (in Years)..........

     There can be no assurance that the mortgage loans will prepay in accordance with the Modeling Assumptions at any of the rates shown in the table or at any other particular rate, that the cash flows on the class XP certificates will correspond to the cash flows assumed for purposes of the above table or that the aggregate purchase price of the class XP certificates will be as assumed. In addition, it is unlikely that the mortgage loans will prepay in accordance with the Modeling Assumptions at any of the specified percentages of CPR until maturity or that all the mortgage loans will so prepay at the same rate. Timing of changes in the rate of

                                      235

prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. Investors must make their own decisions as to the appropriate prepayment assumption to be used in deciding whether to purchase the class XP certificates.

WEIGHTED AVERAGE LIVES

     The tables set forth below indicate the respective weighted average lives of the respective classes of the offered certificates (other than the class XP certificates) and set forth the percentages of the respective initial total principal balances of those classes that would be outstanding after the distribution dates in each of the calendar months shown, subject, however, to the following discussion and the assumptions specified below.

     For purposes of this offering prospectus, "weighted average life" of any offered certificate refers to the average amount of time that will elapse from the assumed date of settlement of that certificate, which is , until each dollar of principal of the certificate will be repaid to the investor, based on the
Modeling Assumptions. For purposes of this "Yield and Maturity Considerations"
section, the weighted average life of any offered certificate is determined by:

     o    multiplying the amount of each principal payment on the certificate by the number of years from the assumed settlement date to the related distribution date;

     o    summing the results; and

     o    dividing the sum by the total amount of the reductions in the principal balance of the certificate.

     The weighted average life of any offered certificate will be influenced by, among other things, the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization, balloon payments, prepayments, liquidation proceeds, condemnation proceeds or insurance proceeds.
The weighted average life of any offered certificate may also be affected to the extent that additional payments in reduction of the principal balance of that certificate occur as a result of the purchase or other removal of a mortgage loan from the trust or the optional termination of the trust. The purchase of a mortgage loan from the trust will have the same effect on payments to the holders of the privately offered certificates as if the mortgage loan had prepaid in full, except that no prepayment consideration is collectable with respect thereto.

     The tables set forth below have been prepared on the basis of the Modeling
Assumptions. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in calculating the tables set forth below.
The tables set forth below are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under each assumed prepayment scenario. In particular, the tables were prepared on the basis of the assumption that there are no losses or defaults on the mortgage loans. Any difference between those assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment or loss experience, will affect the percentages of the respective initial total principal balances of the various classes of subject offered certificates (other than the class XP certificates) outstanding over time and their respective weighted average lives.

                                      236

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1 CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............    100       100       100       100       100
December 12, 2007.............     85        85        85        85        85
December 12, 2008.............     67        67        67        67        67
December 12, 2009.............     45        45        45        45        45
December 12, 2010.............     16        16        16        16        16
December 12, 2011.............      0         0         0         0         0
December 12, 2012.............      0         0         0         0         0
December 12, 2013.............      0         0         0         0         0
December 12, 2014.............      0         0         0         0         0
December 12, 2015.............      0         0         0         0         0
December 12, 2016.............      0         0         0         0         0
December 12, 2017.............      0         0         0         0         0
December 12, 2018.............      0         0         0         0         0
December 12, 2019.............      0         0         0         0         0
December 12, 2020.............      0         0         0         0         0
December 12, 2021.............      0         0         0         0         0
December 12, 2022.............      0         0         0         0         0
December 12, 2023.............      0         0         0         0         0
December 12, 2024.............      0         0         0         0         0
Weighted Average Life
   (in Years).................    2.6       2.6       2.6       2.6       2.6

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-2 CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100      100       100       100        100
December 12, 2007.............     100      100       100       100        100
December 12, 2008.............     100      100       100       100        100
December 12, 2009.............     100      100       100       100        100
December 12, 2010.............     100      100       100       100        100
December 12, 2011.............       0        0         0         0          0
December 12, 2012.............       0        0         0         0          0
December 12, 2013.............       0        0         0         0          0
December 12, 2014.............       0        0         0         0          0
December 12, 2015.............       0        0         0         0          0
December 12, 2016.............       0        0         0         0          0
December 12, 2017.............       0        0         0         0          0
December 12, 2018.............       0        0         0         0          0
December 12, 2019.............       0        0         0         0          0
December 12, 2020.............       0        0         0         0          0
December 12, 2021.............       0        0         0         0          0
December 12, 2022.............       0        0         0         0          0
December 12, 2023.............       0        0         0         0          0
December 12, 2024.............       0        0         0         0          0
Weighted Average Life
   (in Years)...........           4.9      4.8       4.8       4.8        4.5

                                      237

      PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-2FL
                                  CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100      100       100       100       100
December 12, 2007.............     100      100       100       100       100
December 12, 2008.............     100      100       100       100       100
December 12, 2009.............     100      100       100       100       100
December 12, 2010.............     100      100       100       100       100
December 12, 2011.............       0        0         0         0         0
December 12, 2012.............       0        0         0         0         0
December 12, 2013.............       0        0         0         0         0
December 12, 2014.............       0        0         0         0         0
December 12, 2015.............       0        0         0         0         0
December 12, 2016.............       0        0         0         0         0
December 12, 2017.............       0        0         0         0         0
December 12, 2018.............       0        0         0         0         0
December 12, 2019.............       0        0         0         0         0
December 12, 2020.............       0        0         0         0         0
December 12, 2021.............       0        0         0         0         0
December 12, 2022.............       0        0         0         0         0
December 12, 2023.............       0        0         0         0         0
December 12, 2024.............       0        0         0         0         0
Weighted Average Life
   (in Years)...........           4.9      4.8       4.8       4.8       4.5

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-SB CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100      100       100       100       100
December 12, 2007.............     100      100       100       100       100
December 12, 2008.............     100      100       100       100       100
December 12, 2009.............     100      100       100       100       100
December 12, 2010.............     100      100       100       100       100
December 12, 2011.............     100      100       100       100       100
December 12, 2012.............      79       79        79        79        79
December 12, 2013.............      55       54        54        54        55
December 12, 2014.............      31       29        29        29        31
December 12, 2015.............       0        0         0         0         0
December 12, 2016.............       0        0         0         0         0
December 12, 2017.............       0        0         0         0         0
December 12, 2018.............       0        0         0         0         0
December 12, 2019.............       0        0         0         0         0
December 12, 2020.............       0        0         0         0         0
December 12, 2021.............       0        0         0         0         0
December 12, 2022.............       0        0         0         0         0
December 12, 2023.............       0        0         0         0         0
December 12, 2024.............       0        0         0         0         0
Weighted Average Life
   (in Years)...........           7.2      7.2       7.2       7.2       7.2

                                      238

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-3 CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100       100       100       100       100
December 12, 2007.............     100       100       100       100       100
December 12, 2008.............     100       100       100       100       100
December 12, 2009.............     100       100       100       100       100
December 12, 2010.............     100       100       100       100       100
December 12, 2011.............     100       100       100       100       100
December 12, 2012.............     100       100       100       100       100
December 12, 2013.............     100       100       100       100        99
December 12, 2014.............     100       100        99        99        99
December 12, 2015.............      97        97        96        96        95
December 12, 2016.............       0         0         0         0         0
December 12, 2017.............       0         0         0         0         0
December 12, 2018.............       0         0         0         0         0
December 12, 2019.............       0         0         0         0         0
December 12, 2020.............       0         0         0         0         0
December 12, 2021.............       0         0         0         0         0
December 12, 2022.............       0         0         0         0         0
December 12, 2023.............       0         0         0         0         0
December 12, 2024.............       0         0         0         0         0
Weighted Average Life
   (in Years).................     9.8       9.7       9.7       9.7       9.5

      PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-3FL
                                  CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100       100       100       100       100
December 12, 2007.............     100       100       100       100       100
December 12, 2008.............     100       100       100       100       100
December 12, 2009.............     100       100       100       100       100
December 12, 2010.............     100       100       100       100       100
December 12, 2011.............     100       100       100       100       100
December 12, 2012.............     100       100       100       100       100
December 12, 2013.............     100       100       100       100        99
December 12, 2014.............     100       100        99        99        99
December 12, 2015.............      97        97        96        96        95
December 12, 2016.............       0         0         0         0         0
December 12, 2017.............       0         0         0         0         0
December 12, 2018.............       0         0         0         0         0
December 12, 2019.............       0         0         0         0         0
December 12, 2020.............       0         0         0         0         0
December 12, 2021.............       0         0         0         0         0
December 12, 2022.............       0         0         0         0         0
December 12, 2023.............       0         0         0         0         0
December 12, 2024.............       0         0         0         0         0
Weighted Average Life
   (in Years).................     9.8       9.7       9.7       9.7       9.5

                                      239

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1A CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100       100       100       100       100
December 12, 2007.............     100       100       100       100       100
December 12, 2008.............     100       100       100       100       100
December 12, 2009.............      99        99        99        99        99
December 12, 2010.............      99        99        99        99        99
December 12, 2011.............      95        95        95        95        95
December 12, 2012.............      95        95        95        95        95
December 12, 2013.............      94        94        94        94        94
December 12, 2014.............      94        94        94        94        94
December 12, 2015.............      93        93        93        93        91
December 12, 2016.............       0         0         0         0         0
December 12, 2017.............       0         0         0         0         0
December 12, 2018.............       0         0         0         0         0
December 12, 2019.............       0         0         0         0         0
December 12, 2020.............       0         0         0         0         0
December 12, 2021.............       0         0         0         0         0
December 12, 2022.............       0         0         0         0         0
December 12, 2023.............       0         0         0         0         0
December 12, 2024.............       0         0         0         0         0
Weighted Average Life
   (in Years).................     9.4       9.4       9.4       9.3       9.1

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AM CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100       100       100       100       100
December 12, 2007.............     100       100       100       100       100
December 12, 2008.............     100       100       100       100       100
December 12, 2009.............     100       100       100       100       100
December 12, 2010.............     100       100       100       100       100
December 12, 2011.............     100       100       100       100       100
December 12, 2012.............     100       100       100       100       100
December 12, 2013.............     100       100       100       100       100
December 12, 2014.............     100       100       100       100       100
December 12, 2015.............     100       100       100       100       100
December 12, 2016.............       0         0         0         0         0
December 12, 2017.............       0         0         0         0         0
December 12, 2018.............       0         0         0         0         0
December 12, 2019.............       0         0         0         0         0
December 12, 2020.............       0         0         0         0         0
December 12, 2021.............       0         0         0         0         0
December 12, 2022.............       0         0         0         0         0
December 12, 2023.............       0         0         0         0         0
December 12, 2024.............       0         0         0         0         0
Weighted Average Life
   (in Years).................     9.9       9.9       9.9       9.9       9.7

                                      240

      PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AM-FL
                                  CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100      100       100       100        100
December 12, 2007.............     100      100       100       100        100
December 12, 2008.............     100      100       100       100        100
December 12, 2009.............     100      100       100       100        100
December 12, 2010.............     100      100       100       100        100
December 12, 2011.............     100      100       100       100        100
December 12, 2012.............     100      100       100       100        100
December 12, 2013.............     100      100       100       100        100
December 12, 2014.............     100      100       100       100        100
December 12, 2015.............     100      100       100       100        100
December 12, 2016.............       0        0         0         0          0
December 12, 2017.............       0        0         0         0          0
December 12, 2018.............       0        0         0         0          0
December 12, 2019.............       0        0         0         0          0
December 12, 2020.............       0        0         0         0          0
December 12, 2021.............       0        0         0         0          0
December 12, 2022.............       0        0         0         0          0
December 12, 2023.............       0        0         0         0          0
December 12, 2024.............       0        0         0         0          0
Weighted Average Life (in
   Years).....................     9.9      9.9       9.9       9.9        9.7

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AJ CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100      100       100       100        100
December 12, 2007.............     100      100       100       100        100
December 12, 2008.............     100      100       100       100        100
December 12, 2009.............     100      100       100       100        100
December 12, 2010.............     100      100       100       100        100
December 12, 2011.............     100      100       100       100        100
December 12, 2012.............     100      100       100       100        100
December 12, 2013.............     100      100       100       100        100
December 12, 2014.............     100      100       100       100        100
December 12, 2015.............     100      100       100       100        100
December 12, 2016.............       0        0         0         0          0
December 12, 2017.............       0        0         0         0          0
December 12, 2018.............       0        0         0         0          0
December 12, 2019.............       0        0         0         0          0
December 12, 2020.............       0        0         0         0          0
December 12, 2021.............       0        0         0         0          0
December 12, 2022.............       0        0         0         0          0
December 12, 2023.............       0        0         0         0          0
December 12, 2024.............       0        0         0         0          0
Weighted Average Life (in
   Years).....................     9.9      9.9       9.9       9.9        9.7

                                       241

      PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AJ-FL
                                  CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100      100       100       100        100
December 12, 2007.............     100      100       100       100        100
December 12, 2008.............     100      100       100       100        100
December 12, 2009.............     100      100       100       100        100
December 12, 2010.............     100      100       100       100        100
December 12, 2011.............     100      100       100       100        100
December 12, 2012.............     100      100       100       100        100
December 12, 2013.............     100      100       100       100        100
December 12, 2014.............     100      100       100       100        100
December 12, 2015.............     100      100       100       100        100
December 12, 2016.............       0        0         0         0          0
December 12, 2017.............       0        0         0         0          0
December 12, 2018.............       0        0         0         0          0
December 12, 2019.............       0        0         0         0          0
December 12, 2020.............       0        0         0         0          0
December 12, 2021.............       0        0         0         0          0
December 12, 2022.............       0        0         0         0          0
December 12, 2023.............       0        0         0         0          0
December 12, 2024.............       0        0         0         0          0
Weighted Average Life (in
   Years).....................     9.9      9.9       9.9       9.9        9.7

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100      100       100       100        100
December 12, 2007.............     100      100       100       100        100
December 12, 2008.............     100      100       100       100        100
December 12, 2009.............     100      100       100       100        100
December 12, 2010.............     100      100       100       100        100
December 12, 2011.............     100      100       100       100        100
December 12, 2012.............     100      100       100       100        100
December 12, 2013.............     100      100       100       100        100
December 12, 2014.............     100      100       100       100        100
December 12, 2015.............     100      100       100       100        100
December 12, 2016.............       0        0         0         0          0
December 12, 2017.............       0        0         0         0          0
December 12, 2018.............       0        0         0         0          0
December 12, 2019.............       0        0         0         0          0
December 12, 2020.............       0        0         0         0          0
December 12, 2021.............       0        0         0         0          0
December 12, 2022.............       0        0         0         0          0
December 12, 2023.............       0        0         0         0          0
December 12, 2024.............       0        0         0         0          0
Weighted Average Life (in
   Years).....................     9.9      9.9       9.9       9.9        9.8

                                       242

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS C CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100       100       100       100       100
December 12, 2007.............     100       100       100       100       100
December 12, 2008.............     100       100       100       100       100
December 12, 2009.............     100       100       100       100       100
December 12, 2010.............     100       100       100       100       100
December 12, 2011.............     100       100       100       100       100
December 12, 2012.............     100       100       100       100       100
December 12, 2013.............     100       100       100       100       100
December 12, 2014.............     100       100       100       100       100
December 12, 2015.............     100       100       100       100       100
December 12, 2016.............       0         0         0         0         0
December 12, 2017.............       0         0         0         0         0
December 12, 2018.............       0         0         0         0         0
December 12, 2019.............       0         0         0         0         0
December 12, 2020.............       0         0         0         0         0
December 12, 2021.............       0         0         0         0         0
December 12, 2022.............       0         0         0         0         0
December 12, 2023.............       0         0         0         0         0
December 12, 2024.............       0         0         0         0         0
Weighted Average Life
   (in Years).................    10.0      10.0       9.9       9.9       9.8

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS D CERTIFICATES

DISTRIBUTION DATE                0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------   ------   -------   -------   -------   --------
December 12, 2006.............     100       100       100       100       100
December 12, 2007.............     100       100       100       100       100
December 12, 2008.............     100       100       100       100       100
December 12, 2009.............     100       100       100       100       100
December 12, 2010.............     100       100       100       100       100
December 12, 2011.............     100       100       100       100       100
December 12, 2012.............     100       100       100       100       100
December 12, 2013.............     100       100       100       100       100
December 12, 2014.............     100       100       100       100       100
December 12, 2015.............     100       100       100       100       100
December 12, 2016.............       0         0         0         0         0
December 12, 2017.............       0         0         0         0         0
December 12, 2018.............       0         0         0         0         0
December 12, 2019.............       0         0         0         0         0
December 12, 2020.............       0         0         0         0         0
December 12, 2021.............       0         0         0         0         0
December 12, 2022.............       0         0         0         0         0
December 12, 2023.............       0         0         0         0         0
December 12, 2024.............       0         0         0         0         0
Weighted Average Life
   (in Years).................    10.0      10.0      10.0       9.9       9.8

     The foregoing tables were prepared assuming a 0% CPR during lockout, defeasance and yield maintenance periods and otherwise assuming that prepayments occur at indicated CPR. The indicated CPRs are applied to the mortgage loans in the trust fund and do not take into account the B-Note Non-Trust Loans.

                                       243

                       DESCRIPTION OF THE SWAP AGREEMENTS

GENERAL

     On the closing date, the trustee, on behalf of the trust, will enter into four interest rate swap agreements with the swap counterparty, one relating to the class A-2FL certificates, the second relating to the class A-3FL certificates, the third relating to the class AM-FL certificates and the fourth relating to the class AJ-FL certificates. The initial notional amount of each of those swap agreements will be equal to the total initial principal balance of the related class of floating rate certificates (and, accordingly, the REMIC II regular interest that corresponds to that class of floating rate certificates).
The notional amount of each of those swap agreements will decrease to the extent of any decrease in the total principal balance of the related class of floating rate certificates (and, accordingly, the REMIC II regular interest that corresponds to that class of floating rate certificates). The maturity date of each swap agreement will be the earlier of the rated final distribution date for the related class of floating rate certificates and the date on which the notional amount of that swap agreement is zero (including as a result of the termination of the trust fund).

THE SWAP AGREEMENTS

     The swap agreement relating to the class A-2FL certificates will provide that, with respect to each distribution date, commencing in January 2007, (a)
the trust will generally be obligated to pay to the swap counterparty, on that distribution date, (i) any prepayment consideration distributable in respect of the class A-2FL REMIC II regular interest for that distribution date and (ii) an amount equal to 1/12th of the product of (x) the notional amount of the applicable swap agreement for that distribution date and (y) __% per annum, and
(b) the swap counterparty will pay to the trust, for the benefit of the class
A-2FL certificateholders, on the second business day prior to that distribution date, an amount equal to the product of (i) the notional amount of the applicable swap agreement for that distribution date, (ii) the applicable value of LIBOR plus __% per annum and (iii) a fraction, the numerator of which is the actual number of days elapsed during the related interest accrual period, and the denominator of which is 360. For so long as the applicable swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate for the class A-2FL certificates for any interest accrual period will equal the applicable value of LIBOR plus
__%, except that a reduction in the interest distributions with respect to the class A-2FL REMIC II regular interest, as described in the next paragraph, will result in a lower effective pass-through rate for the class A-2FL certificates.

     If the pass-through rate on the class A-2FL REMIC II regular interest is reduced below __% per annum or if there is an interest shortfall with respect to the class A-2FL REMIC II regular interest, then the amount payable by the trust to the swap counterparty with respect to the subject distribution date will be reduced by an amount equal to the excess, if any, of (a) 1/12th of the product of (i) __%, multiplied by (ii) the notional amount of the applicable swap agreement for that distribution date over (b) the lesser of (i) 1/12th of the product of (x) the Weighted Average Net Mortgage Rate, multiplied by (y) the notional amount of the swap agreement for that distribution date and (ii) the amount of interest distributions with respect to the class A-2FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. If the amount described in clause (a) of the preceding sentence exceeds the amount described in clause (b) of the preceding sentence, then the amount payable by the swap counterparty to the trust will be reduced on a dollar-for-dollar basis (to not less than zero) by the amount of that excess.

     If the reduction in the amount payable by the trust to the swap counterparty with respect to the class A-2FL certificates for any distribution date, which reduction is determined as described in the first sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the trust without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the trust to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the trust will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class A-2FL REMIC II regular interest with respect

                                       244

to that future distribution date over (b) 1/12th of the product of (i) __% per annum and (ii) the notional amount of the applicable swap agreement for that distribution date.

     The swap agreement relating to the class A-3FL certificates will provide that, with respect to each distribution date, commencing in January 2007, (a)
the trust will generally be obligated to pay to the swap counterparty, on that distribution date, (i) any prepayment consideration distributable in respect of the class A-3FL REMIC II regular interest for that distribution date and (ii) an amount equal to 1/12th of the product of (x) the notional amount of the applicable swap agreement for that distribution date and (y) __% per annum, and
(b) the swap counterparty will pay to the trust, for the benefit of the class
A-3FL certificateholders, on the second business day prior to that distribution date, an amount equal to the product of (i) the notional amount of the applicable swap agreement for that distribution date, (ii) the applicable value of LIBOR plus __% per annum and (iii) a fraction, the numerator of which is the actual number of days elapsed during the related interest accrual period, and the denominator of which is 360. For so long as the applicable swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate for the class A-3FL certificates for any interest accrual period will equal the applicable value of LIBOR plus
__%, except that a reduction in the interest distributions with respect to the class A-3FL REMIC II regular interest, as described in the next paragraph, will result in a lower effective pass-through rate for the class A-3FL certificates.

     If the pass-through rate on the class A-3FL REMIC II regular interest is reduced below __% per annum or if there is an interest shortfall with respect to the class A-3FL REMIC II regular interest, then the amount payable by the trust to the swap counterparty with respect to the subject distribution date will be reduced by an amount equal to the excess, if any, of (a) 1/12th of the product of (i) __%, multiplied by (ii) the notional amount of the applicable swap agreement for that distribution date over (b) the lesser of (i) 1/12th of the product of (x) the Weighted Average Net Mortgage Rate, multiplied by (y) the notional amount of the applicable swap agreement for that distribution date and
(ii) the amount of interest distributions with respect to the class A-3FL REMIC
II regular interest pursuant to the priority of distributions on that distribution date. If the amount described in clause (a) of the preceding sentence exceeds the amount described in clause (b) of the preceding sentence, then the amount payable by the swap counterparty to the trust will be reduced on a dollar-for-dollar basis (to not less than zero) by the amount of that excess.

     If the reduction in the amount payable by the trust to the swap counterparty with respect to the class A-3FL certificates for any distribution date, which reduction is determined as described in the first sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the trust without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the trust to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the trust will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class A-3FL REMIC II regular interest with respect to that future distribution date over (b) 1/12th of the product of (i) __% per annum and (ii) the notional amount of the applicable swap agreement for that distribution date.

     The swap agreement relating to the class AM-FL certificates will provide that, with respect to each distribution date, commencing in January 2007, (a)
the trust will generally be obligated to pay to the swap counterparty, on that distribution date, (i) any prepayment consideration distributable in respect of the class AM-FL REMIC II regular interest for that distribution date and (ii) an amount equal to 1/12th of the product of (x) the notional amount of the applicable swap agreement for that distribution date and (y) __% per annum, and
(b) the swap counterparty will pay to the trust, for the benefit of the class
AM-FL certificateholders, on the second business day prior to that distribution date, an amount equal to the product of (i) the notional amount of the applicable swap agreement for that distribution date, (ii) the applicable value of LIBOR plus __% per annum and (iii) a fraction, the numerator of which is the actual number of days elapsed during the related interest accrual period, and the denominator of which is 360. For so long as the applicable swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate for the class AM-FL certificates for any interest accrual period will equal the applicable value of LIBOR plus
__%,

                                       245

except that a reduction in the interest distributions with respect to the class
AM-FL REMIC II regular interest, as described in the next paragraph, will result in a lower effective pass-through rate for the class AM-FL certificates.

     If the pass-through rate on the class AM-FL REMIC II regular interest is reduced below __% per annum or if there is an interest shortfall with respect to the class AM-FL REMIC II regular interest, then the amount payable by the trust to the swap counterparty with respect to the subject distribution date will be reduced by an amount equal to the excess, if any, of (a) 1/12th of the product of (i) __%, multiplied by (ii) the notional amount of the applicable swap agreement for that distribution date over (b) the lesser of (i) 1/12th of the product of (x) the Weighted Average Net Mortgage Rate, multiplied by (y) the notional amount of the swap agreement for that distribution date and (ii) the amount of interest distributions with respect to the class AM-FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. If the amount described in clause (a) of the preceding sentence exceeds the amount described in clause (b) of the preceding sentence, then the amount payable by the swap counterparty to the trust will be reduced on a dollar-for-dollar basis (to not less than zero) by the amount of that excess.

     If the reduction in the amount payable by the trust to the swap counterparty with respect to the class AM-FL certificates for any distribution date, which reduction is determined as described in the first sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the trust without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the trust to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the trust will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class AM-FL REMIC II regular interest with respect to that future distribution date over (b) 1/12th of the product of (i) __% per annum and (ii) the notional amount of the applicable swap agreement for that distribution date.

     The swap agreement relating to the class AJ-FL certificates will provide that, with respect to each distribution date, commencing in January 2007, (a)
the trust will generally be obligated to pay to the swap counterparty, on that distribution date, (i) any prepayment consideration distributable in respect of the class AJ-FL REMIC II regular interest for that distribution date and (ii) an amount equal to 1/12th of the product of (x) the notional amount of the applicable swap agreement for that distribution date and (y) __% per annum, and
(b) the swap counterparty will pay to the trust, for the benefit of the class
AJ-FL certificateholders, on the second business day prior to that distribution date, an amount equal to the product of (i) the notional amount of the applicable swap agreement for that distribution date, (ii) the applicable value of LIBOR plus __% per annum and (iii) a fraction, the numerator of which is the actual number of days elapsed during the related interest accrual period, and the denominator of which is 360. For so long as the applicable swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rate for the class AJ-FL certificates for any interest accrual period will equal the applicable value of LIBOR plus
__%, except that a reduction in the interest distributions with respect to the class AJ-FL REMIC II regular interest, as described in the next paragraph, will result in a lower effective pass-through rate for the class AJ-FL certificates.

     If the pass-through rate on the class AJ-FL REMIC II regular interest is reduced below % per annum or if there is an interest shortfall with respect to the class AJ-FL REMIC II regular interest, then the amount payable by the trust to the swap counterparty with respect to the subject distribution date will be reduced by an amount equal to the excess, if any, of (a) 1/12th of the product of (i) __%, multiplied by (ii) the notional amount of the applicable swap agreement for that distribution date over (b) the lesser of (i) 1/12th of the product of (x) the Weighted Average Net Mortgage Rate, multiplied by (y) the notional amount of the swap agreement for that distribution date and (ii) the amount of interest distributions with respect to the class AJ-FL REMIC II regular interest pursuant to the priority of distributions on that distribution date. If the amount described in clause (a) of the preceding sentence exceeds the amount described in clause (b) of the preceding sentence, then the amount payable by the swap counterparty to the trust will be reduced on a dollar-for-dollar basis (to not less than zero) by the amount of that excess.

                                       246

     If the reduction in the amount payable by the trust to the swap counterparty with respect to the class AJ-FL certificates for any distribution date, which reduction is determined as described in the first sentence of the prior paragraph, exceeds the total amount payable by the swap counterparty to the trust without regard to that reduction, then the swap counterparty will in the future be entitled to be reimbursed by the trust to the extent that such reduction more than offset the payment from the swap counterparty; provided that any such reimbursement payment from the trust will, with respect to any future distribution date, generally be limited to the excess, if any, of (a) the amount of interest distributions with respect to the class AJ-FL REMIC II regular interest with respect to that future distribution date over (b) 1/12th of the product of (i) % per annum and (ii) the notional amount of the applicable swap agreement for that distribution date.

     Payments by the trust to the swap counterparty and by the swap counterparty to the trust under each swap agreement will, in general, be made on a net basis with respect to each swap agreement, and any such amounts paid to the trust will be available to make payments of interest to the class A-2FL certificateholders, the class A-3FL certificateholders, the class AM-FL certificateholders or the class AJ-FL certificateholders, as applicable.

     If at any time the senior unsecured debt rating of the swap counterparty
(or its credit support provider), whichever is higher, assigned by Moody's falls
(x) below "A-2" for its long term rating or "P-1" for its short-term rating or
(y) if no short-term rating by Moody's is available, below "A-1" for its long-term rating (the "Moody's Required Rating") then the swap counterparty will be required to (or cause its credit support provider to), within 30 days of such downgrade, either (i) transfer its rights and obligations under the agreement to an entity having a Moody's Required Rating that is either organized in the U.S.
or agrees that the trust will not receive less or be required to pay more under the swap agreement as a result of any tax, (ii) obtain a guarantor with a
Moody's Required Rating for all of the swap counterparty's obligations under the swap agreement, subject to rating agency confirmation, or (iii) post collateral to the trust in an amount agreed to under the swap agreement; provided, however, that if the swap counterparty's (or its credit support provider's) long-term rating is "Baa1" or below or its short-term rating is "P-3" or below, then the swap counterparty must immediately take the action described in clause (i) or
(ii) above but will be required to post collateral to the trust in an amount agreed to under the swap agreement until such action is taken.

     If at any time the senior unsecured debt rating of the swap counterparty
(or its credit support provider), whichever is higher, assigned by S&P falls (x)
below "A-1" for its short-term rating or (y) if no short-term rating by S&P is available, below "A+" for its long-term rating (the "S&P Required Rating") then the swap counterparty will be required to (or cause its credit support provider
to), within 30 days of such downgrade, either (i) transfer its rights and obligations under the agreement to an entity having an S&P Required Rating that is either organized in the U.S or agrees that the trust will not receive less or be required to pay more under the swap agreement as a result of any tax, (ii)
obtain a guarantor with an S&P Required Rating for all of the swap counterparty's obligations under the swap agreement, subject to rating agency confirmation, (iii) post collateral to the trust in an amount agreed to under the swap agreement or (iv) take such other action for which rating agency confirmation is obtained; provided, however, that if the swap counterparty's long-term rating is below "BBB-" or its short-term rating is below "A-3," then the swap counterparty shall not be entitled to post collateral described in clause (iii) above but must immediately take the action described in clause (i)
above.

     The Moody's Required Rating and the S&P Required Rating set out in the
preceding two paragraphs in respect of Moody's and S&P are collectively referred to herein as the "Minimum Rating Requirements". Any guarantor or replacement swap counterparty will have to satisfy the Minimum Rating Requirements for each of Moody's and S&P.

     If the swap counterparty fails to post acceptable collateral, find a suitable replacement swap counterparty or find a suitable guarantor of its obligations under a swap agreement as required under any of the Minimum Rating
Requirements, fails to make a payment to the trust required under the subject swap agreement (which failure continues unremedied for one business day following notice), or any other event of default or termination event occurs under the subject swap agreement in accordance with its terms (each such event, a "Swap Default"), then the trustee will be required to take such actions
(following the expiration of any applicable grace period),

                                      247

unless otherwise directed in writing by the holders or beneficial owners, as the case may be, of 51% of the total principal balance of the applicable class of floating rate certificates, to enforce the rights of the trust under the subject swap agreement as may be permitted by the terms of that swap agreement, including the termination thereof, and use any termination payments received from the swap counterparty (as described under "--Termination Fees" below) to enter into a replacement interest rate swap agreement on substantially identical terms, subject to receipt of rating agency confirmation that entering into the replacement interest rate swap agreement will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the certificates;.
If the costs attributable to entering into a replacement interest rate swap agreement would exceed the net proceeds of the liquidation of the terminated swap agreement, then a replacement interest rate swap agreement will not be entered into and any such proceeds will instead be distributed to the holders or beneficial owners, as the case may be, of the class A-2FL certificates, the holders or beneficial owners, as the case may be, of the class A-3FL certificates or the holders or beneficial owners, as the case may be, of the class AM-FL certificates or the holders or beneficial owners, as the case may be, of the class AJ-FL certificates or the holders or beneficial owners, as applicable. Notwithstanding the foregoing, the trustee will not be obligated to take any enforcement action with respect to any swap agreement unless it has received from the holders of the class A-2FL certificates, the holders of the class A-3FL certificates, the holders of the class AM-FL certificates, the holders of the class AJ-FL certificates, as applicable, an indemnity satisfactory to it with respect to the costs, expenses and liabilities associated with enforcing the rights of the trust under that swap agreement. No such costs, expenses and/or liabilities will be payable out of the trust fund.

     Any conversion of the pass-through rate, interest accrual period and interest accrual basis of a class of floating rate certificates to the pass-through rate, interest accrual period and interest accrual basis, respectively, of the corresponding REMIC II regular interest following a payment default under the related swap agreement on the part of the swap counterparty (a
"Swap Payment Default") or other Swap Default will become permanent following the determination by either the trustee or the holders or beneficial owners, as the case may be, of 51% of the total principal balance of that floating rate class of certificates not to enter into a replacement interest rate swap agreement and distribution of any termination fees to the holders of that floating rate class of certificates. Any such Swap Payment Default or other Swap
Default and the consequent conversion of the pass-through rate, interest accrual period and interest accrual basis of the class A-2FL, A-3FL, AM-FL or AJ-FL certificates to the pass-through rate, interest accrual period and interest accrual basis, respectively, of the corresponding REMIC II regular interest will not constitute a default under the pooling and servicing agreement. Any such conversion might result in a temporary delay of payment of the distributions to the holders of the affected class of floating rate certificates if notice of the resulting change in payment terms of that class of floating rate certificates is not given to DTC within the time frame in advance of the payment date that DTC requires to modify the payment.

     The trustee will have no obligation on behalf of the trust to pay or cause to be paid to the swap counterparty any portion of the amounts due to the swap counterparty under any swap agreement for any distribution date unless and until the related payment of interest and/or prepayment consideration on the class
A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, as applicable, for such distribution date is actually received by the trustee.

TERMINATION FEES

     In the event of the termination of a swap agreement and the failure of the swap counterparty to replace that swap agreement, the swap counterparty may be obligated to pay a termination fee to the trust generally designed to compensate the trust for the cost, if any, of entering into a substantially similar interest rate swap agreement with another swap counterparty. If that termination fee is not used to pay for such a replacement swap agreement, then such termination fee will be distributed to the applicable class of floating rate certificateholders. To the extent that a replacement swap agreement is obtained and any upfront payment is received from the replacement swap counterparty, then that upfront payment will be applied to pay any termination fee owing to the terminated swap counterparty, with any balance thereof to be paid to us. No upfront payment from a replacement swap counterparty will be available for payments on the class A-2FL, A-3FL, AM-FL or AJ-FL certificates.

                                      248

Except as otherwise indicated above in this "--Termination Fees" sub-section, no termination fees will be payable from the trust.

SIGNIFICANCE ESTIMATE

     The "significance estimate" for the swap agreements relating to the class
A-2FL, A-3FL, AM-FL and AJ-FL certificates will be set forth in a final prospectus supplement relating to the offered certificates. These estimates are required to be determined based on a reasonable good faith estimate of maximum probable exposure, made in substantially the same manner as that used in Merrill
Lynch Mortgage Lending, Inc.'s internal risk management process in respect of similar instruments.

ADDITIONAL TERMINATION EVENT

     It will be an additional termination event under a swap agreement if the swap counterparty fails to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of
1934, as amended (the "Exchange Act") and Item 1115(b)(1) or (b)(2) of the Asset
Backed Securities Regulation, 17 C.F.R. sections 229.1100-229.1123 ("Regulation
AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which failure continues unremedied for the time period provided in the swap agreement, and the swap counterparty fails to transfer the related swap agreement to a successor swap counterparty.

     Each swap agreement (and any related guaranty) will be filed with the SEC as an exhibit to a Current Report on Form 8-K after the date of initial issuance of the certificates.

THE SWAP COUNTERPARTY

     It is expected that Merrill Lynch Capital Services, Inc. will be the swap counterparty under the swap agreements.

     Merrill Lynch Capital Services, Inc. (MLCS) is a Delaware corporation with its principal place of business located at Four World Financial Center, New
York, New York 10080. It is a wholly owned subsidiary of Merrill Lynch & Co,
Inc. MLCS primarily acts as a counterparty for certain derivative financial products, including interest rate and currency swaps, caps and floors and currency products, including options. MLCS maintains positions in interest-bearing securities, financial futures, and forward contracts primarily to hedge its exposure. In the normal course of its business, MLCS enters into repurchase and resale agreements with certain affiliated companies. The obligations of MLCS under the swap agreements will be guaranteed by Merrill
Lynch & Co., Inc.

     Merrill Lynch & Co., Inc., is a Delaware corporation with its principal place of business located at Four World Financial Center, New York, New York
10080. Merrill Lynch & Co., Inc.'s senior unsecured debt obligations currently are rated Aa3 by Moody's and AA- by S&P.

     Except for the foregoing two paragraphs, MLCS has not been involved in the preparation of, and does not accept responsibility for, this offering prospectus or the accompanying base prospectus.

     The swap counterparty may assign its rights and obligations under the swap agreements provided that, among other conditions, including receipt of rating agency confirmation that the selection of the related swap counterparty will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the certificates, the ratings of the replacement swap counterparty would not result in a collateralization event.

                                      249

                                 USE OF PROCEEDS

     Substantially all of the proceeds from the sale of the offered certificates will be used by us to purchase the mortgage loans that we will include in the trust and to pay those expenses incurred in connection with the issuance of the certificates.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This is a general summary of the material federal income tax consequences of owning the offered certificates. This summary is directed to initial investors that hold the offered certificates as "capital assets" within the meaning of section 1221 of the Code. It does not discuss all United States federal income tax consequences that may be relevant to owners of the offered certificates, particularly as to investors subject to special treatment under the Code, including banks and insurance companies. Prospective investors should consult their tax advisors regarding the federal, state, local, and, if relevant, foreign tax consequences to them of owning offered certificates.

     Further, this summary and any legal opinions referred to in this summary are based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or (with respect to the regulations) proposed, all of which are subject to change either prospectively or retroactively.

     Upon the issuance of the offered certificates, Sidley Austin LLP, New York,
New York, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement, and subject to any other assumptions set forth in the opinion, REMIC I and REMIC II, respectively, will each qualify as a REMIC under the Code, the arrangement under which the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, the class AJ-FL REMIC II regular interest, the trustee's floating rate account and the swap agreements relating to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates is held will be classified as one or more grantor trusts, as applicable, for U.S. federal income tax purposes.

     The assets of REMIC I will generally include--

     o    the mortgage loans;

     o    any REO Properties acquired on behalf of the certificateholders;

     o    the master servicers' collection accounts;

     o    the special servicer's REO account; and

     o    the trustee's distribution account and interest reserve account.

     However, the Park La Brea Apartments Trust Mortgage Loan constitutes the sole asset of a separate REMIC and the regular interest in that loan REMIC will be an asset of REMIC I instead of that mortgage loan or any related REO
Property.

     For federal income tax purposes,

     o    the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of REMIC II;

                                      250

     o    the class R-I certificates will evidence the sole class of residual interests in REMIC I and the sole class of residual interests in the
          Park La Brea Apartments individual loan REMIC;

     o    the class A-1, A-2, A-SB, A-3, A-1A, XC, XP, AM, AJ, B, C, D, E, F, G,
          H, J, K, L, M, N, P, Q and S certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class
          AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, will evidence or constitute the regular interests in, and will generally be treated as debt obligations of, REMIC II;

     o    the class R-II certificates will evidence the sole class of residual interests in REMIC II.

     o    the class A-2FL certificates will evidence interests in a grantor trust consisting of the class A-2FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account;

     o    the class A-3FL certificates will evidence interests in a grantor trust consisting of the class A-3FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account;

     o    the class AM-FL certificates will evidence interests in a grantor trust consisting of the class AM-FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account;

     o    the class AJ-FL certificates will evidence interests in a grantor trust consisting of the class AJ-FL REMIC II regular interest, the related swap agreement and the applicable sub-account of the trustee's floating rate account.

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

     Holders of the offered certificates will be required to report income on such regular interests in accordance with the accrual method of accounting.

     One or more classes of offered certificates may be issued with more than a de minimis amount of original issue discount. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

     If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

     When determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes the prepayment assumption used will be that subsequent to the date of any determination:

     o    no mortgage loan will otherwise be prepaid prior to maturity; and

     o    there will be no extension of maturity for any mortgage loan.

     However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying base prospectus.

                                      251

     The IRS has issued regulations under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should be aware, however, that those regulations and section
1272(a)(6) of the Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     If the method for computing original issue discount described in the accompanying base prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to that period would be zero. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her certificates.

     Whether a holder of any of the offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
in the accompanying base prospectus.

     Prepayment premiums and yield maintenance charges actually collected on the mortgage loans will be paid on the offered certificates as and to the extent described in this offering prospectus. It is not entirely clear under the Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount.
For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the applicable master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. The correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CONSTRUCTIVE SALES OF CLASS XP CERTIFICATES

     The Taxpayer Relief Act of 1997 added a provision to the Code that requires the recognition of gain on the constructive sale of an appreciated financial position. A constructive sale of a financial position may occur if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that:

     o    entitle the holder to a specified principal amount;

     o    pay interest at a fixed or variable rate; and

     o    are not convertible into the stock of the issuer or a related party,

     cannot be the subject of a constructive sale for this purpose. Accordingly, only class XP certificates, which do not have a principal balance, could be subject to this provision and only if a holder of those certificates engages in a constructive sale transaction.

                                      252

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

     The offered certificates (exclusive of the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates) will be treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code in the hands of a real estate investment trust or "REIT". Most of the mortgage loans are not secured by real estate used for residential or certain other purposes prescribed in section 7701(a)(19)(C)
of the Code. Consequently, the offered certificates will not be treated as assets qualifying under that section. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section 7701(a)(19)(C) of the Code. In addition, the offered certificates (exclusive of the class A-2FL,
A-3FL, AM-FL and AJ-FL certificates) will be "qualified mortgages" within the meaning of section 860G(a)(3) of the Code in the hands of another REMIC if transferred to such REMIC on its startup date in exchange for regular or residual interests in such REMIC.

     Finally, interest, including original issue discount, if any, on the offered certificates (exclusive of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates) will be interest described in section 856(c)(3)(B) of the Code if received by a REIT if 95% or more of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code. To the extent that less than 95% of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, a REIT holding offered certificates will be treated as receiving directly its proportionate share of the income of the REMIC.

     To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

     In addition, most of the mortgage loans contain defeasance provisions under which the lender may release its lien on the collateral securing the subject mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, the subject mortgage loan ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the Treasury regulations require that--

     1.   the borrower pledges substitute collateral that consist solely of certain government securities,

     2.   the related loan documents allow that substitution,

     3.   the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and

     4.   the release is not within two years of the startup day of the REMIC.

     Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(e)(3)(B) of the Code, respectively.

                                      253

     See "Description of the Mortgage Pool" in this offering prospectus and
"Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying base prospectus.

     For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying base prospectus.

THE CLASS A-2FL CERTIFICATES

     Each holder of a class A-2FL certificate will be treated for federal income tax purposes as having bought its proportionate share of the class A-2FL REMIC
II regular interest and having entered into its proportionate share of the related swap agreement. Holders of the class A-2FL certificates must allocate the price they pay for their certificates between their interests in the class
A-2FL REMIC II regular interest and the related swap agreement based on their relative market values. Such allocation will be used for, among other things, purposes of computing any original issue discount, market discount or premium on the class A-2FL REMIC II regular interest. Any amount allocated to the related swap agreement will be treated as a swap premium (the "Swap Premium") either paid or received by the holders of the class A-2FL certificates, as the case may
be. If a Swap Premium is deemed paid by a holder, it will reduce the purchase price allocable to the class A-2FL REMIC II regular interest. If the Swap
Premium is deemed received by a holder, it will be deemed to have increased the purchase price for the class A-2FL REMIC II regular interest.

     If, based on the anticipated purchase prices of the class A-2FL certificates and issue price of the class A-2FL REMIC II regular interest, it is anticipated that the class A-2FL REMIC II regular interest will be issued at a discount, a Swap Premium will be deemed to be paid by the initial holders of the class A-2FL certificates. If, based on the anticipated purchase prices of the class A-2FL certificates and issue price of the class A-2FL REMIC II regular interest, it is anticipated that the class A-2FL REMIC II regular interest will be issued at a premium, a Swap Premium will be deemed to be paid to the initial holders of the class A-2FL certificates. The initial holders of a class A-2FL certificate will be required to deduct (if the class A-2FL REMIC II regular interest is issued at a discount) or amortize (if the class A-2FL REMIC II regular interest is issued at a premium) the amount of the Swap Premium over the term of the related swap agreement. Such holders may do so under a method based on the Swap Premium representing the present value of a series of equal payments made over the term of the related swap agreement that would fully amortize a loan with an interest rate equal to the discount rate used to determine the Swap
Premium (or at some other reasonable rate). The amount deducted (if the class
A-2FL REMIC II regular interest is issued at a discount) or amortized if the class A-2FL REMIC II regular interest is issued at a discount) or amortize (if the class A-2FL REMIC II regular interest is issued at a premium) in each period would be the principal amount of the hypothetical level payment in such period.
Moreover, while Regulations promulgated by the U.S. Treasury Department
("Treasury") treat a non-periodic payment made under a swap contract as a loan for all federal income tax purposes if the payment is "significant", it is anticipated that the Swap Premium would not be treated as "significant" under those Treasury regulations. Prospective purchasers of class A-2FL certificates should consult their own tax advisors regarding the appropriate method of deducting or amortizing, as applicable, any Swap Premium.

     Treasury regulations have been promulgated under Section 1275 of the
Internal Revenue Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument.
However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Internal Revenue Code, such as REMIC regular interests. Therefore, holders of the class A-2FL certificate will be unable to use the integration method provided for under such regulations with respect to such certificates. Consequently, the rate at which holders of the class A-2FL certificates amortize the Swap Premium they are deemed to receive in income each period may differ from the rate at which such holders amortize (and offset against interest income on the class A-2FL REMIC II regular interest) in each such period the initially corresponding amount of bond premium at which they are deemed to have purchased the class A-2FL REMIC II regular interest.

                                      254

     Under Treasury regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the related swap agreement must be netted against payments made under the related swap agreement and deemed made or received as a result of the Swap Premium over the recipient's taxable year and accounted for as a net payment, rather than accounted for on a gross basis. The resulting net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. Such deduction (including the amortization of the upfront payment) is treated as a miscellaneous itemized deduction, which, for individuals, is subject to limitations on deductibility, including that the deduction may not be used at all if the individual is subject to the alternative minimum tax. Prospective investors who are individuals should consult their tax advisors prior to investing in the class A-2FL certificates, which may not be an appropriate investment for investors who are subject to limitations on the deductibility of miscellaneous itemized deductions.

     Any amount of proceeds from the sale, redemption or retirement of a class
A-2FL certificate that is considered to be allocated to the holder's rights under the related swap agreement or that the holder is deemed to have paid to the purchaser would be considered a "termination payment" allocable to that class A-2FL certificate under Treasury regulations. A holder of a class A-2FL certificate will have gain or loss from such a termination equal to (A)(i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Swap Premium paid (or deemed paid) by the holder upon entering into or acquiring its interest in the related swap agreement or (B)(i)
any termination payment it paid or is deemed to have paid minus (ii) the unamortized portion of any Swap Premium received upon entering into or acquiring its interest in the related swap agreement. Gain or loss realized upon the termination of the related swap agreement will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section
582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

     The class A-2FL certificates, representing a beneficial ownership in the class A-2FL REMIC II regular interest and in the related swap agreement, may constitute positions in a straddle, in which case the straddle rules of Section
1092 of the Code would apply. A selling holder's capital gain or loss with respect to such regular interest would be short term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the related swap agreement would be short term. If the holder of a class A-2FL certificate incurred or continued
to incur indebtedness to acquire or hold such class A-2FL certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the related swap agreement.

THE CLASS A-3FL CERTIFICATES

     Each holder of a class A-3FL certificate will be treated for federal income tax purposes as having bought its proportionate share of the class A-3FL REMIC
II regular interest and having entered into its proportionate share of the related swap agreement. Holders of the class A-3FL certificates must allocate the price they pay for their certificates between their interests in the class
A-3FL REMIC II regular interest and the related swap agreement based on their relative market values. Such allocation will be used for, among other things, purposes of computing any original issue discount, market discount or premium on the class A-3FL REMIC II regular interest. Any amount allocated to the related swap agreement will be treated as a swap premium (the "Swap Premium") either paid or received by the holders of the class A-3FL certificates, as the case may
be. If a Swap Premium is deemed paid by a holder, it will reduce the purchase price allocable to the class A-3FL REMIC II regular interest. If the Swap
Premium is deemed received by a holder, it will be deemed to have increased the purchase price for the class A-3FL REMIC II regular interest.

     If, based on the anticipated purchase prices of the class A-3FL certificates and issue price of the class A-3FL REMIC II regular interest, it is anticipated that the class A-3FL REMIC II regular interest will be issued at a discount, a Swap Premium will be deemed to be paid by the initial holders of the class A-3FL certificates. If, based on the anticipated purchase prices of the class A-3FL certificates and issue price of the class A-3FL REMIC II regular interest, it is anticipated that the class A-3FL REMIC II regular interest will be issued at a premium, a

                                      255

Swap Premium will be deemed to be paid to the initial holders of the class A-3FL certificates. The initial holders of a class A-3FL certificate will be required to deduct (if the class A-3FL REMIC II regular interest is issued at a discount)
or amortize (if the class A-3FL REMIC II regular interest is issued at a premium) the amount of the Swap Premium over the term of the related swap agreement. Such holders may do so under a method based on the Swap Premium representing the present value of a series of equal payments made over the term of the related swap agreement that would fully amortize a loan with an interest rate equal to the discount rate used to determine the Swap Premium (or at some other reasonable rate). The amount deducted (if the class A-3FL REMIC II regular interest is issued at a discount) or amortized if the class A-3FL REMIC II regular interest is issued at a discount) or amortize (if the class A-3FL REMIC
II regular interest is issued at a premium) in each period would be the principal amount of the hypothetical level payment in such period. Moreover, while Regulations promulgated by the U.S. Treasury Department ("Treasury") treat a non-periodic payment made under a swap contract as a loan for all federal income tax purposes if the payment is "significant", it is anticipated that the
Swap Premium would not be treated as "significant" under those Treasury regulations. Prospective purchasers of class A-3FL certificates should consult their own tax advisors regarding the appropriate method of deducting or amortizing, as applicable, any Swap Premium.

     Treasury regulations have been promulgated under Section 1275 of the
Internal Revenue Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument.
However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Internal Revenue Code, such as REMIC regular interests. Therefore, holders of the class A-3FL certificate will be unable to use the integration method provided for under such regulations with respect to such certificates. Consequently, the rate at which holders of the class A-3FL certificates amortize the Swap Premium they are deemed to receive in income each period may differ from the rate at which such holders amortize (and offset against interest income on the class A-3FL REMIC II regular interest) in each such period the initially corresponding amount of bond premium at which they are deemed to have purchased the class A-3FL REMIC II regular interest.

     Under Treasury regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the related swap agreement must be netted against payments made under the related swap agreement and deemed made or received as a result of the Swap Premium over the recipient's taxable year and accounted for as a net payment, rather than accounted for on a gross basis. The resulting net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. Such deduction (including the amortization of the upfront payment) is treated as a miscellaneous itemized deduction, which, for individuals, is subject to limitations on deductibility, including that the deduction may not be used at all if the individual is subject to the alternative minimum tax. Prospective investors who are individuals should consult their tax advisors prior to investing in the class A-3FL certificates, which may not be an appropriate investment for investors who are subject to limitations on the deductibility of miscellaneous itemized deductions.

     Any amount of proceeds from the sale, redemption or retirement of a class
A-3FL certificate that is considered to be allocated to the holder's rights under the related swap agreement or that the holder is deemed to have paid to the purchaser would be considered a "termination payment" allocable to that class A-3FL certificate under Treasury regulations. A holder of a class A-3FL certificate will have gain or loss from such a termination equal to (A)(i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Swap Premium paid (or deemed paid) by the holder upon entering into or acquiring its interest in the related swap agreement or (B)(i)
any termination payment it paid or is deemed to have paid minus (ii) the unamortized portion of any Swap Premium received upon entering into or acquiring its interest in the related swap agreement. Gain or loss realized upon the termination of the related swap agreement will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section
582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

                                      256

     The class A-3FL certificates, representing a beneficial ownership in the class A-3FL REMIC II regular interest and in the related swap agreement, may constitute positions in a straddle, in which case the straddle rules of Section
1092 of the Code would apply. A selling holder's capital gain or loss with respect to such regular interest would be short term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the related swap agreement would be short term. If the holder of a class A-3FL certificate incurred or continued
to incur indebtedness to acquire or hold such class A-3FL certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the related swap agreement.

THE CLASS AM-FL CERTIFICATES

     Each holder of a class AM-FL certificate will be treated for federal income tax purposes as having bought its proportionate share of the class AM-FL REMIC
II regular interest and having entered into its proportionate share of the related swap agreement. Holders of the class AM-FL certificates must allocate the price they pay for their certificates between their interests in the class
AM-FL REMIC II regular interest and the related swap agreement based on their relative market values. Such allocation will be used for, among other things, purposes of computing any original issue discount, market discount or premium on the class AM-FL REMIC II regular interest. Any amount allocated to the related swap agreement will be treated as a swap premium (the "Swap Premium") either paid or received by the holders of the class AM-FL certificates, as the case may
be. If a Swap Premium is deemed paid by a holder, it will reduce the purchase price allocable to the class AM-FL REMIC II regular interest. If the Swap
Premium is deemed received by a holder, it will be deemed to have increased the purchase price for the class AM-FL REMIC II regular interest.

     If, based on the anticipated purchase prices of the class AM-FL certificates and issue price of the class AM-FL REMIC II regular interest, it is anticipated that the class AM-FL REMIC II regular interest will be issued at a discount, a Swap Premium will be deemed to be paid by the initial holders of the class AM-FL certificates. If, based on the anticipated purchase prices of the class AM-FL certificates and issue price of the class AM-FL REMIC II regular interest, it is anticipated that the class AM-FL REMIC II regular interest will be issued at a premium, a Swap Premium will be deemed to be paid to the initial holders of the class AM-FL certificates. The initial holders of a class AM-FL certificate will be required to deduct (if the class AM-FL REMIC II regular interest is issued at a discount) or amortize (if the class AM-FL REMIC II regular interest is issued at a premium) the amount of the Swap Premium over the term of the related swap agreement. Such holders may do so under a method based on the Swap Premium representing the present value of a series of equal payments made over the term of the related swap agreement that would fully amortize a loan with an interest rate equal to the discount rate used to determine the Swap
Premium (or at some other reasonable rate). The amount deducted (if the class
AM-FL REMIC II regular interest is issued at a discount) or amortized if the class AM-FL REMIC II regular interest is issued at a discount) or amortize (if the class AM-FL REMIC II regular interest is issued at a premium) in each period would be the principal amount of the hypothetical level payment in such period.
Moreover, while Regulations promulgated by the U.S. Treasury Department
("Treasury") treat a non-periodic payment made under a swap contract as a loan for all federal income tax purposes if the payment is "significant", it is anticipated that the Swap Premium would not be treated as "significant" under those Treasury regulations. Prospective purchasers of class AM-FL certificates should consult their own tax advisors regarding the appropriate method of deducting or amortizing, as applicable, any Swap Premium.

     Treasury regulations have been promulgated under Section 1275 of the
Internal Revenue Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument.
However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Internal Revenue Code, such as REMIC regular interests. Therefore, holders of the class AM-FL certificate will be unable to use the integration method provided for under such regulations with respect to such certificates. Consequently, the rate at which holders of the class AM-FL certificates amortize the Swap Premium they are deemed to receive in income each period may differ from the rate at which such holders amortize (and offset against interest income

                                      257

on the class AM-FL REMIC II regular interest) in each such period the initially corresponding amount of bond premium at which they are deemed to have purchased the class AM-FL REMIC II regular interest.

     Under Treasury regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the related swap agreement must be netted against payments made under the related swap agreement and deemed made or received as a result of the Swap Premium over the recipient's taxable year and accounted for as a net payment, rather than accounted for on a gross basis. The resulting net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. Such deduction (including the amortization of the upfront payment) is treated as a miscellaneous itemized deduction, which, for individuals, is subject to limitations on deductibility, including that the deduction may not be used at all if the individual is subject to the alternative minimum tax. Prospective investors who are individuals should consult their tax advisors prior to investing in the class AM-FL certificates, which may not be an appropriate investment for investors who are subject to limitations on the deductibility of miscellaneous itemized deductions.

     Any amount of proceeds from the sale, redemption or retirement of a class
AM-FL certificate that is considered to be allocated to the holder's rights under the related swap agreement or that the holder is deemed to have paid to the purchaser would be considered a "termination payment" allocable to that class AM-FL certificate under Treasury regulations. A holder of a class AM-FL certificate will have gain or loss from such a termination equal to (A)(i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Swap Premium paid (or deemed paid) by the holder upon entering into or acquiring its interest in the related swap agreement or (B)(i)
any termination payment it paid or is deemed to have paid minus (ii) the unamortized portion of any Swap Premium received upon entering into or acquiring its interest in the related swap agreement. Gain or loss realized upon the termination of the related swap agreement will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section
582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

     The class AM-FL certificates, representing a beneficial ownership in the class AM-FL REMIC II regular interest and in the related swap agreement, may constitute positions in a straddle, in which case the straddle rules of Section
1092 of the Code would apply. A selling holder's capital gain or loss with respect to such regular interest would be short term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the related swap agreement would be short term. If the holder of a class AM-FL certificate incurred or continued
to incur indebtedness to acquire or hold such class AM-FL certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the related swap agreement.

THE CLASS AJ-FL CERTIFICATES

     Each holder of a class AJ-FL certificate will be treated for federal income tax purposes as having bought its proportionate share of the class AJ-FL REMIC
II regular interest and having entered into its proportionate share of the related swap agreement. Holders of the class AJ-FL certificates must allocate the price they pay for their certificates between their interests in the class
AJ-FL REMIC II regular interest and the related swap agreement based on their relative market values. Such allocation will be used for, among other things, purposes of computing any original issue discount, market discount or premium on the class AJ-FL REMIC II regular interest. Any amount allocated to the related swap agreement will be treated as a swap premium (the "Swap Premium") either paid or received by the holders of the class AJ-FL certificates, as the case may
be. If a Swap Premium is deemed paid by a holder, it will reduce the purchase price allocable to the class AJ-FL REMIC II regular interest. If the Swap
Premium is deemed received by a holder, it will be deemed to have increased the purchase price for the class AJ-FL REMIC II regular interest.

     If, based on the anticipated purchase prices of the class AJ-FL certificates and issue price of the class AJ-FL REMIC II regular interest, it is anticipated that the class AJ-FL REMIC II regular interest will be issued at

                                      258

a discount, a Swap Premium will be deemed to be paid by the initial holders of the class AJ-FL certificates. If, based on the anticipated purchase prices of the class AJ-FL certificates and issue price of the class AJ-FL REMIC II regular interest, it is anticipated that the class AJ-FL REMIC II regular interest will be issued at a premium, a Swap Premium will be deemed to be paid to the initial holders of the class AJ-FL certificates. The initial holders of a class AJ-FL certificate will be required to deduct (if the class AJ-FL REMIC II regular interest is issued at a discount) or amortize (if the class AJ-FL REMIC II regular interest is issued at a premium) the amount of the Swap Premium over the term of the related swap agreement. Such holders may do so under a method based on the Swap Premium representing the present value of a series of equal payments made over the term of the related swap agreement that would fully amortize a loan with an interest rate equal to the discount rate used to determine the Swap
Premium (or at some other reasonable rate). The amount deducted (if the class
AJ-FL REMIC II regular interest is issued at a discount) or amortized if the class AJ-FL REMIC II regular interest is issued at a discount) or amortize (if the class AJ-FL REMIC II regular interest is issued at a premium) in each period would be the principal amount of the hypothetical level payment in such period.
Moreover, while Regulations promulgated by the U.S. Treasury Department
("Treasury") treat a non-periodic payment made under a swap contract as a loan for all federal income tax purposes if the payment is "significant", it is anticipated that the Swap Premium would not be treated as "significant" under those Treasury regulations. Prospective purchasers of class AJ-FL certificates should consult their own tax advisors regarding the appropriate method of deducting or amortizing, as applicable, any Swap Premium.

     Treasury regulations have been promulgated under Section 1275 of the
Internal Revenue Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument.
However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Internal Revenue Code, such as REMIC regular interests. Therefore, holders of the class AJ-FL certificate will be unable to use the integration method provided for under such regulations with respect to such certificates. Consequently, the rate at which holders of the class AJ-FL certificates amortize the Swap Premium they are deemed to receive in income each period may differ from the rate at which such holders amortize (and offset against interest income on the class AJ-FL REMIC II regular interest) in each such period the initially corresponding amount of bond premium at which they are deemed to have purchased the class AJ-FL REMIC II regular interest.

     Under Treasury regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the related swap agreement must be netted against payments made under the related swap agreement and deemed made or received as a result of the Swap Premium over the recipient's taxable year and accounted for as a net payment, rather than accounted for on a gross basis. The resulting net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. Such deduction (including the amortization of the upfront payment) is treated as a miscellaneous itemized deduction, which, for individuals, is subject to limitations on deductibility, including that the deduction may not be used at all if the individual is subject to the alternative minimum tax. Prospective investors who are individuals should consult their tax advisors prior to investing in the class AJ-FL certificates, which may not be an appropriate investment for investors who are subject to limitations on the deductibility of miscellaneous itemized deductions.

     Any amount of proceeds from the sale, redemption or retirement of a class
AJ-FL certificate that is considered to be allocated to the holder's rights under the related swap agreement or that the holder is deemed to have paid to the purchaser would be considered a "termination payment" allocable to that class AJ-FL certificate under Treasury regulations. A holder of a class AJ-FL certificate will have gain or loss from such a termination equal to (A)(i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Swap Premium paid (or deemed paid) by the holder upon entering into or acquiring its interest in the related swap agreement or (B)(i)
any termination payment it paid or is deemed to have paid minus (ii) the unamortized portion of any Swap Premium received upon entering into or acquiring its interest in the related swap agreement. Gain or loss realized upon the termination of the related swap agreement will generally be treated as

                                      259

capital gain or loss. Moreover, in the case of a bank or thrift institution,
Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

     The class AJ-FL certificates, representing a beneficial ownership in the class AJ-FL REMIC II regular interest and in the related swap agreement, may constitute positions in a straddle, in which case the straddle rules of Section
1092 of the Code would apply. A selling holder's capital gain or loss with respect to such regular interest would be short term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the related swap agreement would be short term. If the holder of a class AJ-FL certificate incurred or continued
to incur indebtedness to acquire or hold such class AJ-FL certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the related swap agreement.

                              ERISA CONSIDERATIONS

     The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Code consequences, each potential investor that is a Plan or is investing on behalf of, or with plan assets of a Plan, is advised to consult its own legal advisor with respect to the specific ERISA and
Code consequences of investing in the certificates and to make its own independent decision. The following is merely a summary and should not be construed as legal advice.

     ERISA and section 4975 of the Code impose various requirements on--

     o    Plans, and

     o    persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include qualified pension, profit sharing and Code section
401(k) plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including, as applicable, insurance company general accounts, in which other Plans are invested.

     A fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of offered certificates could be or give rise to a transaction that is prohibited or is not otherwise permitted under ERISA or section 4975 of the Code or whether there exists any statutory, regulatory or administrative exemption applicable thereto. Some fiduciary and prohibited transaction issues arise only if the assets of the trust are "plan assets" for purposes of Part 4 of Title I of ERISA and section 4975 of the Code. Whether the assets of the trust will be plan assets at any time will depend on a number of factors, including the portion of any class of certificates that is held by benefit plan investors within the meaning of U.S. Department of Labor Regulation
Section 2510.3-101, as modified by Section 3(42) of ERISA.

     The U.S. Department of Labor has issued an individual prohibited transaction exemption to each of Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Countrywide Securities Corporation, identified as Prohibited
Transaction Exemptions 90-29 and 2000-55, respectively, as amended by Prohibited
Transaction Exemptions 97-34, 2000-58 and 2002-41(in each case, if issued after the subject exemption was granted), and as subsequently amended from time to time. Subject to the satisfaction of conditions set forth in the Exemption and except as set forth below with respect to the class A-2FL, A-3FL, AM-FL and
AJ-FL certificates, the Exemption generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of
ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the Code, specified transactions relating to, among other things, the servicing and operation of pools of real estate loans, such as the mortgage pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an
Exemption-Favored Party.

                                      260

     The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the Exemption. The conditions are as follows:

     o    first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     o    second, at the time of its acquisition by the Plan, that certificate must be rated in one of the four highest generic rating categories by
          Fitch, Moody's or S & P;

     o    third, the trustee cannot be an affiliate of any other member of the
          Restricted Group, other than any of the Exemption Favored Parties;

     o    fourth, the following must be true--

          1.   the sum of all payments made to and retained by Exemption-Favored
               Parties must represent not more than reasonable compensation for underwriting the relevant class of certificates;

          2.   the sum of all payments made to and retained by us in connection with the assignment of mortgage loans to the trust must represent not more than the fair market value of the obligations; and

          3.   the sum of all payments made to and retained by the master servicers, the special servicer and any sub-servicer must
               represent not more than reasonable compensation for that person's services under the pooling and servicing agreement and
               reimbursement of that person's reasonable expenses in connection therewith; and

     o    fifth, the investing Plan must be an accredited investor as defined in
          Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

     It is a condition of their issuance that each class of offered certificates receives an investment grade rating from each of Moody's and S&P. In addition, the initial trustee is not an affiliate of any other member of the Restricted
Group. Accordingly, as of the date of initial issuance of the certificates, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of any such offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of any such offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of any such offered certificate.

     The Exemption also requires that the trust meet the following requirements:

     o    the trust assets must consist solely of assets of the type that have been included in other investment pools;

     o    certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic rating categories of Fitch, Moody's or S&P for at least one year prior to the Plan's acquisition of an offered certificate; and

                                      261

     o    certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

     We believe that these requirements have been satisfied as of the date of this offering prospectus.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a)
of ERISA, as well as the excise taxes imposed by sections 4975(a) and (b) of the
Code by reason of sections 4975(c)(1)(A) through (D) of the Code, in connection with--

     o    the direct or indirect sale, exchange or transfer of an offered certificate to a Plan upon initial issuance from us or an
          Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, a master servicer, the special servicer or any sub-servicer, any provider of credit support, Exemption-Favored Party or borrower is, a Party in Interest with respect to the investing Plan;

     o    the direct or indirect acquisition or disposition in the secondary market of an offered certificate by a Plan; and

     o    the continued holding of class A-1, A-2, A-SB, A-3, A-1A, AM, AJ, B, C or D certificates by a Plan.

     However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

     Moreover, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c)(1)(E) of the Code in connection with:

     o    the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to 5.0% or less of the fair market value of the mortgage loans;

     o    the direct or indirect acquisition or disposition in the secondary market of such offered certificates by a Plan; and

     o    the continued holding of such offered certificates by a Plan.

     Further, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a)
of ERISA, and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the trust assets.

                                      262

     Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by section 4975(a)
and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, if the restrictions or taxes are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of--

     o    providing services to the Plan, or

     o    having a specified relationship to this person,

solely as a result of the Plan's ownership of class offered certificates.

     Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of the purchase.

     In addition to determining the availability of the exemptive relief provided in the Exemption, a fiduciary of a Plan considering an investment in the offered certificates should consider the availability of any other prohibited transaction class exemptions. A fiduciary of a Plan considering an investment in the class A-2FL, class A-3FL, class AM-FL or class AJ-FL certificates should ensure that it satisfies the additional requirements imposed on an investment in those classes of certificates by a Plan, which are discussed below. See "ERISA Considerations" in the accompanying base prospectus. There can be no assurance that any exemption described in the accompanying base prospectus will apply with respect to any particular investment by a Plan in the offered certificates or, even if it were deemed to apply, that it would apply to all prohibited transactions that may occur in connection with the investment. A purchaser of such offered certificates should be aware, however, that even if the conditions specified in one or more class exemptions are satisfied, the scope of relief provided by a class exemption may not cover all acts which might be construed as prohibited transactions.

     The swap agreements benefiting the class A-2FL, A-3FL, AM-FL and AJ-FL certificates do not meet all of the requirements for an "eligible swap" under the Underwriter Exemption, and consequently are not eligible for the exemptive relief available under the Underwriter Exemption. For ERISA purposes, the
Depositor believes that an interest in each of those classes of floating rate certificates could be viewed as representing beneficial interests in two assets,
(i) the right to receive payments with respect to the corresponding REMIC II regular interest, without taking into account payments made or received with respect to the related swap agreement, and (ii) the rights and obligations under the related swap agreement. A Plan's purchase and holding of a class A-2FL,
A-3FL, AM-FL or AJ-FL certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the swap counterparty unless an exemption is available.

     Accordingly, as long as the related swap agreement is in effect, no Plan or other person using plan assets may acquire or hold any interest in a class
A-2FL, A-3FL, AM-FL or AJ-FL certificate unless both (i) the acquisition or holding satisfies the requirements of the Underwriter Exemption as described above, without regard to requirements relating to "eligible swaps", and (ii) the acquisition or holding is eligible for the exemptive relief available under PTCE
84-14 (for transactions by independent "qualified professional asset managers"),
PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1
(for transactions by insurance company pooled separate accounts), PTCE 95-60
(for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the
Investor-Based Exemptions are met, the scope of relief provided by the
Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions (in particular, fiduciary self-dealing transactions prohibited by ERISA Section 406(b)). Plan fiduciaries should consult their legal counsel concerning this analysis and the applicability of the Investor-Based Exemptions. Each beneficial owner of a class A-2FL, A-3FL,
AM-FL or AJ-FL certificate, or any interest therein, shall be deemed to have represented that either (i) it is not a Plan or person using plan assets or (ii)
both (a) it is an "accredited investor" as defined in Rule

                                      263

501(a)(1) under the Securities Act of 1933, as amended, and (b) its acquisition and holding of that certificate or interest therein are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

     Certain employee benefit plans, such as governmental plans (as defined in
Section 3(32) of ERISA) and, if no election has been made under section 410(d)
of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Title I of ERISA or section 4975 of the Code. However, governmental and church plans may be subject to a federal, state or local law which is, to a material extent, similar to the above-mentioned provisions of ERISA and the
Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

     Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Such fiduciary must also determine on its own whether an offered certificate is an appropriate investment for a Plan under ERISA and the Code with regard to ERISA's general fiduciary requirements, including investment prudence and diversification and the exclusive benefit rule.

     The sale of offered certificates to a Plan is in no way a representation or warranty by us or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular
Plan, or that the investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

     The offered certificates will not constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984. As a
result, the appropriate characterization of the offered certificates under various legal investment restrictions, and therefore the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

     Neither we nor the underwriters make any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

     o    are legal investments for them; or

     o    are subject to investment, capital or other restrictions.

     See "Legal Investment" in the accompanying base prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in an underwriting agreement to be entered into between us as seller, and Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Countrywide Securities Corporation, IXIS Securities North
America Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and
Deutsche Bank Securities Inc. as underwriters, we expect to agree to sell to the underwriters their respective allocations of the offered certificates that they agree to purchase from us. We will identify in a final prospectus supplement relating to the offered certificates, the respective principal balances of each class of the offered certificates that the underwriters agree to purchase.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide
Securities Corporation are acting as co-lead managers and co-bookrunning managers for this offering. IXIS Securities North America Inc., PNC Capital
Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities
Inc. will act as co-

                                      264

managers for this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are acting as joint-bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to % of the class certificates, and Merrill
Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class certificates and all other classes of offered certificates.

     We will identify in a final prospectus supplement relating to the offered certificates the amount of sale proceeds that we expect to receive from this offering before deducting expenses payable by us.

     Distribution of the offered certificates will be made by the underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Sales of the offered certificates may also occur on and after the date of initial issuance of the offered certificates, as agreed upon in negotiated transactions with various purchasers. The underwriters may effect such transactions by selling the offered certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters. In connection with the purchase and sale of the offered certificates, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts.

     Purchasers of the offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters"
within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and resales by them of offered certificates. Any profit on the resale of the offered certificates purchased by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.
Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     We also have been advised by the underwriters that one or more of them, through one or more of their respective affiliates, currently intends to make a market in the offered certificates; however, none of the underwriters has any obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active secondary market for the offered certificates will develop. See "Risk Factors--Risks Related to the Offered Certificates--The
Offered Certificates Will Have Limited Liquidity and May Experience Fluctuations
in Market Value Unrelated to the Performance of the Mortgage Loans" in this offering prospectus and "Risk Factors--Lack of Liquidity Will Impair Your
Ability to Sell Your Offered Certificates and May Have an Adverse Effect on the
Market Value of Your Offered Certificates" in the accompanying base prospectus.

     We have agreed to indemnify the underwriters and each person, if any, who controls any underwriter within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, against, or to make contributions to the underwriters and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated is our affiliate and an affiliate of Merrill Lynch Mortgage Lending, Inc., a sponsor and mortgage loan seller. Countrywide Securities Corporation is an affiliate of Countrywide
Commercial Real Estate Finance, Inc., a sponsor and mortgage loan seller. PNC
Capital Markets LLC is an affiliate of PNC Bank, National Association, a sponsor and mortgage loan seller, and Midland Loan Services, Inc. one of the master servicers. IXIS Securities North America, Inc. is an affiliate of IXIS Real
Estate Capital Inc., a sponsor and mortgage loan seller.

     Each underwriter has represented to and agreed with us that:

     o    it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any offered certificates in circumstances in which section 21(1) of the FSMA does not apply to us;
          and

                                      265

     o    it has complied and will comply with all applicable provisions of the
          FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United Kingdom.

     In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter has represented and agreed with us that with effect from and including the date on which the Prospectus Directive is implemented in that
Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of the certificates to the public in that Relevant Member
State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the
Relevant Implementation Date, make an offer of the certificates to the public in that Relevant Member State at any time:

     (a)  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

     (b)  to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

     (c)  in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.

     For the purposes of the foregoing, the expression an "offer of the certificates to the public" in relation to any of the certificates in any
Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression
"Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                  LEGAL MATTERS

     Particular legal matters relating to the certificates will be passed upon for us by Sidley Austin LLP, New York, New York and for the underwriters by
Cadwalader, Wickersham & Taft LLP, New York, New York.

                                      266

                                     RATINGS

     It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

                             CLASS      MOODY'S   S&P
                          -----------   -------   ---
                           Class A-1      Aaa     AAA
                           Class A-2      Aaa     AAA
                          Class A-2FL     Aaa     AAA
                          Class A-SB      Aaa     AAA
                           Class A-3      Aaa     AAA
                          Class A-3FL     Aaa     AAA
                          Class A-1A      Aaa     AAA
                           Class AM       Aaa     AAA
                          Class AM-FL     Aaa     AAA
                           Class AJ       Aaa     AAA
                          Class AJ-FL     Aaa     AAA
                            Class B       Aa1     AA+
                            Class C       Aa2      AA
                            Class D       Aa3     AA-
                           Class XP       Aaa     AAA

     The ratings on the offered certificates address the likelihood of the timely receipt by their holders of all payments of interest to which they are entitled (subject to the below discussion of the ratings on the class A-2FL,
A-3FL, AM-FL and AJ-FL certificates) on each distribution date and the ultimate receipt by their holders of all payments of principal to which they are entitled on or before the rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and/or principal required under the offered certificates.

     The ratings on the respective classes of offered certificates do not represent any assessment of--

     o    the tax attributes of the offered certificates or of the trust;

     o    whether or to what extent prepayments of principal may be received on the mortgage loans;

     o    the likelihood or frequency of prepayments of principal on the mortgage loans;

     o    the degree to which the amount or frequency of prepayments of principal on the mortgage loans might differ from those originally anticipated;

     o    whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate
          Prepayment Interest Shortfalls; and

     o    whether and to what extent prepayment premiums, yield maintenance charges or Penalty Interest will be received.

     Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

     Further, in the case of the class XP certificates, a security rating does not represent any assessment of the possibility that the holders of those certificates might not fully recover their investment in the event of rapid prepayments and/or other early liquidations of the mortgage loans.

                                      267

     In general, ratings address credit risk and not prepayment risk. As described in this offering prospectus, the amounts payable with respect to the class XP certificates consist primarily of interest. Even if the entire mortgage pool were to prepay in the initial month, with the result that the holders of the class XP certificates receive only a single month's interest payment and, accordingly, suffer a nearly complete loss of their investment, all amounts due to those certificateholders will nevertheless have been paid. This result would be consistent with the ratings received on the class XP certificates. The ratings of the class XP certificates do not address the timing or magnitude of reduction of the notional amounts of those certificates, but only the obligation to pay interest timely on those notional amounts as so reduced from time to time. The ratings of the class A-2FL, class A-3FL, class AM-FL and class AJ-FL certificates do not represent any assessment of whether the floating interest rate on those classes of certificates will convert, or the timing of any such conversion, to the fixed pass-through rate on the related REMIC II regular interest, and the failure of a conversion to occur simultaneously with a Swap
Default or termination of the related swap agreement may cause the ratings of the class A-2FL, class A-3FL, class AM-FL or class AJ-FL certificates, as the case may be, to be qualified, downgraded or withdrawn. The ratings assigned to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates are in each case partially dependent upon the rating of the swap counterparty (or any guarantor of its obligations under the swap agreement). Pursuant to each swap agreement, the related swap counterparty (or any guarantor of its obligations under the swap agreement) must maintain a specified rating from each rating agency. If the rating of a swap counterparty (or any guarantor of its obligations under the swap agreement) falls below the ratings threshold specified in the related swap agreement or is withdrawn, the swap counterparty will be required to find a replacement swap counterparty or guarantor of its obligations under the swap agreement that meets the rating requirements set forth in the related swap agreement or to post collateral in the amount set forth in the related swap agreement or take other steps acceptable to the rating agencies. However, if the rating of the swap counterparty (or any guarantor of its obligations under the swap agreement) is qualified, downgraded or withdrawn before the replacement of the swap counterparty (or any guarantor of its obligations under the swap agreement) or the posting of collateral as referred to above, then the ratings of the class A-2FL, class A-3FL, class AM-FL or class AJ-FL certificates, as the case may be, may be qualified, downgraded or withdrawn. In addition, the ratings on the class A-2FL, A-3FL, AM-FL and AJ-FL certificates do not address (i) the likelihood of receipt by the holders of those classes of certificates of the timely distribution of interest in connection with the change of the payment terms to a fixed rate following a Swap Default, or the change of the payment terms to a floating rate, if DTC is not given sufficient advance notice of a change in the payment terms, (ii) in the event that the swap counterparty defaults on its obligations under a swap agreement, the likelihood that the holders of the class A-2FL, class A-3FL, class AM-FL or class AJ-FL certificates, as the case may be, will experience shortfalls resulting from expenses incurred in enforcing the swap counterparty's obligations under the swap agreement that were not recovered from the swap counterparty or (iii) any interest rate reductions or increases contemplated in this offering prospectus, including the likelihood or the amount of any shortfalls to the class A-2FL,
A-3FL, AM-FL or AJ-FL certificates, as the case may be, as a result of any dollar-for-dollar reductions contemplated in this offering prospectus

     There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by Moody's or S&P.

     The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See
"Rating" in the accompanying base prospectus.

                                      268

                                    GLOSSARY

     Terms Used in this Offering Prospectus

     The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this offering prospectus, including in any of the annexes to this offering prospectus.

     "30/360 BASIS" means the accrual of interest calculated on the basis of a
360-day year consisting of twelve 30-day months.

     "A/B INTERCREDITOR AGREEMENT" means, with respect to an A/B Loan
Combination, the related intercreditor agreement among noteholders, as it may be amended from time to time, by and between the holder of the related A-Note Trust
Mortgage Loan and the holder of the related B-Note Non-Trust Loan. Following the inclusion of an A-Note Trust Mortgage Loan in the trust fund, the trust, acting through the trustee, will be holder of that A-Note Trust Mortgage Loan and a party to the related A/B Intercreditor Agreement.

     "A/B LOAN COMBINATION" means an A-Note Trust Mortgage Loan and the corresponding B-Note Non-Trust Loan.

     "A/B MATERIAL DEFAULT" means, with respect to an A/B Loan Combination, one of the following events: (a) either of the related A-Note Trust Mortgage Loan or
B-Note Non-Trust Loan has been accelerated; (b) a continuing monetary default;
or (c) a bankruptcy action has been filed by or against the related borrower.

     "ACCEPTABLE INSURANCE DEFAULT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any default under the related loan documents resulting from (i) the exclusion of acts of terrorism from coverage under the related "all risk" casualty insurance policy maintained on the related mortgaged real property and (ii) the related borrower's failure to obtain insurance that specifically covers acts of terrorism, but only if the special servicer has determined, in its reasonable judgment, exercised in accordance with the Servicing Standard, that (a) such insurance is not available at commercially reasonable rates and the relevant hazards are not commonly insured against by prudent owners of similar real properties in similar locales
(but only by reference to such insurance that has been obtained by such owners at current market rates) or (b) such insurance is not available at any rate. In making such determination, the special servicer will be entitled to rely on the opinion of an insurance consultant at the expense of the trust.

     "ACTUAL/360 BASIS" means the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

     "ADDITIONAL TRUST FUND EXPENSE" means any of certain specified expenses of the trust that, in each case, generally:

     o    arises out of a default on a mortgage loan or in respect of a mortgage loan as to which a default is imminent or arises out of an otherwise unanticipated event; and

     o    is not covered by a servicing advance or a corresponding collection from the related borrower.

Examples of some Additional Trust Fund Expenses are set forth under "Description of the Offered Certificates--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this offering prospectus.

     "ADVANCE" means a P&I advance or a servicing advance made, or that may be made, under the pooling and servicing agreement.

     "A-NOTE TRUST MORTGAGE LOAN" means any of:

                                      269

     o    the mortgage loan secured by the mortgaged real property identified on
          Annex A-1 to this offering prospectus as Konover Hotel Portfolio, which A-Note Trust Mortgage Loan has a cut-off date principal balance of $67,000,000 and a corresponding B-Note Non-Trust Loan that has an unpaid principal balance as of the cut-off date of $4,000,000; and

     o    the mortgage loan secured by the mortgaged real property identified on
          Annex A-1 to this offering prospectus as 92-30 Roosevelt,, which
          A-Note Trust Mortgage Loan has a cut-off date principal balance of
          $11,134,678 and a corresponding B-Note Non-Trust Loan that has an unpaid principal balance as of the cut-off date of $718,576;

     "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan (other than the
Park La Brea Apartments Trust Mortgage Loan) as to which an Appraisal Trigger
Event has occurred, an amount that will equal the excess, if any, of "x" over
"y" where--

     1.   "x" is an amount, as calculated by the special servicer, in consultation with the controlling class representative, as of the determination date immediately succeeding the date on which the special servicer obtains knowledge of the occurrence of the relevant
          Appraisal Trigger Event, if no new appraisal (or letter update or internal valuation) is required, or otherwise the date on which the appraisal (or letter update or internal valuation, if applicable) is obtained, and each anniversary of such determination date thereafter so long as appraisals are required to be obtained in connection with the subject mortgage loan, equal to the sum (without duplication) of:

          (a)  the Stated Principal Balance of the subject mortgage loan;

          (b)  to the extent not previously advanced by or on behalf of the applicable master servicer, the special servicer or the trustee, all unpaid interest accrued on the subject mortgage loan through the most recent due date prior to the date of determination at the related Net Mortgage Rate;

          (c)  all accrued but unpaid (from related collections) master servicing fees and special servicing fees with respect to the subject mortgage loan and, without duplication, all accrued or otherwise incurred but unpaid (from related collections)
               Additional Trust Fund Expenses with respect to the subject mortgage loan;

          (d)  all related unreimbursed Advances made by or on behalf of the applicable master servicer, the special servicer or the trustee with respect to the subject mortgage loan, together with (i)
               interest on those Advances and (ii) any related Unliquidated
               Advances; and

          (e)  all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums and, if applicable, ground rents with respect to the related mortgaged real property; and

     2.   "y" is equal to the sum of (x) 90% of an amount equal to (i) the resulting appraised or estimated value of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant information (without implying any duty to do so), reduced, to not less than zero, by (ii) the amount of any obligations secured by liens on the property that are prior to the lien of the subject mortgage loan and estimated liquidation expenses, and (y) all escrows, reserves and letters of credit held as additional collateral with respect to the subject mortgage loan.

     If, however, any required appraisal, letter update or internal valuation is not obtained or performed within 60 days of the relevant Appraisal Trigger
Event, then until the required appraisal or other valuation is obtained or

                                      270

performed, the Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of that mortgage loan.

     The foregoing notwithstanding, in the case of any Loan Combination, any
Appraisal Reduction Amount will be calculated as if it were a single loan, and then will be allocated first to the related B-Note Non-Trust Loan, in each case up to the outstanding principal balance thereof, and then to the applicable
A-Note Trust Mortgage Loan.

     In the case of the Park La Brea Apartments Trust Mortgage Loan, any
Appraisal Reduction Amount will be calculated with respect to the Park La Brea
Apartments Loan Combination under the Series 2006-LDP8 Pooling and Servicing
Agreement in a manner similar but not identical to that described above as if it were a single loan, and then will be allocated between the Park La Brea
Apartments Trust Mortgage Loan and the Park La Brea Apartments Pari Passu
Non-Trust Loan on a pari passu basis.

     "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust (other than the Park La Brea Apartments Trust Mortgage Loan), any of the
following events:

     o    the mortgage loan has been modified by the special servicer in a manner that affects the amount or timing of any monthly debt service payment due on it, other than a balloon payment (except, or in addition to, bringing monthly debt service payments current and extending the maturity date for less than six months);

     o    the related borrower fails to make any monthly debt service payment with respect to the mortgage loan and the failure continues for 60 days;

     o    60 days following the receipt by the special servicer of notice that a receiver has been appointed and continues in that capacity with respect to the mortgaged real property securing the mortgage loan;

     o    60 days following the receipt by the special servicer of notice that the related borrower has become the subject of a bankruptcy proceeding;

     o    the mortgaged real property securing the mortgage loan becomes an REO
          Property; or

     o    any balloon payment on such mortgage loan has not been paid by the day following its scheduled maturity date, unless the applicable master servicer has, on or prior to the due date of that balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance the mortgage loan, then for such longer period after the due date of such balloon payment ending on the earlier of (i) 60 days after the related scheduled maturity date and (ii) the expiration of the refinancing commitment.

     For purposes of the foregoing, each Loan Combination will be treated as a single mortgage loan.

     The equivalents of Appraisal Trigger Events with respect to the Park La
Brea Apartments Trust Mortgage Loan are set forth in the Series 2006-LDP8
Pooling and Servicing Agreement and include events that are generally similar but not identical to those specified above as well as events that differ from those specified above.

                                      271

     "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any distribution date:

     (a)  an amount equal to the sum, without duplication, of the following amounts:

          (i)  the aggregate of all amounts on deposit in the master servicers'
               collection accounts and the trustee's distribution account as of the close of business on the related determination date and the amounts collected by or on behalf of the master servicers as of the close of business on such determination date and required to be deposited in the collection account (including the amounts remitted by the Series 2006-LDP8 Master Servicer with respect to the Park La Brea Apartments Trust Mortgage Loan);

          (ii) the aggregate amount of all P&I advances made by either master servicer or the trustee for distribution on the certificates on that distribution date;

          (iii) the aggregate amount transferred from the special servicer's REO account and/or any separate custodial account maintained with respect to a Loan Combination to the applicable master servicer's collection account during the month of that distribution date, on or prior to the date on which P&I advances are required to be made in that month;

          (iv) the aggregate amount deposited by the master servicers in their collection accounts for that distribution date in connection with
               Prepayment Interest Shortfalls and any shortfalls in interest caused by the application of a condemnation award or casualty insurance proceeds to prepay a mortgage loan; and

          (v)  for each distribution date occurring in March, the aggregate of all interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis deposited in the trustee's distribution account;

     exclusive of

     (b)  any portion of the amounts described in clause (a) above that represents one or more of the following:

          (i)  any monthly debt service payments collected but due on a due date after the end of the related collection period;

          (ii) all amounts in the master servicers' collection accounts or the trustee's distribution account that are payable or reimbursable to any person other than the certificateholders from:

               (A)  the master servicers' collection accounts, including, but not limited to, servicing compensation, as described under
                    "Servicing of the Mortgage Loans--Collection
                    Accounts--Withdrawals" in this offering prospectus; and

               (B)  the trustee's distribution account, including, but not limited to, trustee fees, as described under "Description of the Offered Certificates--Distribution Account--Withdrawals"
                    in this offering prospectus;

          (iii) any prepayment premiums and yield maintenance charges;

          (v)  if such distribution date occurs during February of any year or during January of any year that is not a leap year, the interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis to be deposited in the trustee's interest reserve account and held for future distribution; and

                                       272

          (vi) any amounts deposited in the master servicers' collection accounts or the trustee's distribution account in error.

     In no event will the Available Distribution Amount include amounts payable to the holders of the B-Note Non-Trust Loans.

     "B-NOTE LOAN NOTEHOLDER" means the holder of a B-Note Non-Trust Loan.

     "B-NOTE NON-TRUST LOAN" means, with respect to any A Note Trust Mortgage
Loan, the other mortgage loan that--

     o    is not included in the trust fund,

     o    is subordinate in right of payment to that A Note Trust Mortgage Loan to the extent set forth in the related intercreditor agreement, and

     o    is secured by the same mortgage or deed of trust on the same mortgaged real property as that A Note Trust Mortgage Loan.

     "B NOTE LOAN NOTEHOLDER" means the holder of a B Note Non Trust Loan.

     "B NOTE NON TRUST LOAN" means, with respect to any A Note Trust Mortgage
Loan, the other mortgage loan that--

     o    is not included in the trust fund,

     o    is subordinate in right of payment to that A Note Trust Mortgage Loan to the extent set forth in the related intercreditor agreement, and

     o    is secured by the same mortgage or deed of trust on the same mortgaged real property as that A Note Trust Mortgage Loan.

     "CLASS A-SB PLANNED PRINCIPAL BALANCE" means, with respect to the class
A-SB certificates for any distribution date, the principal balance specified for that distribution date on Annex E to this offering prospectus. The principal balances set forth on Annex E to this offering prospectus were calculated using, among other things, the Modeling Assumptions and a 0% CPR. Based on the Modeling
Assumptions and a 0% CPR, the total principal balance of the class A-SB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex E to this offering prospectus. There is no assurance, however, that the mortgage loans will perform in conformity with the Modeling Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-SB certificates on any distribution date will be equal to (and, furthermore, following retirement of the class A-1, A-2, A-2FL, A-3 and A-3FL certificates, that total principal balance may be less than) the principal balance that is specified for that distribution date on Annex E to this offering prospectus.

     "CLEARSTREAM" means Clearstream Banking Luxembourg.

     "CLOSING DATE" means the date of the initial issuance of the offered certificates, which will be on or about December 12, 2006.

     "CMSA" means the Commercial Mortgage Securities Association, an international trade organization for the commercial real estate capital markets.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

                                       273

     "CROSSED LOAN" means a mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund.

     "CROSSED GROUP" means a group of related Crossed Loans.

     "DTC" means The Depository Trust Company.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System.

     "EXEMPTION" means, collectively, Prohibited Transaction Exemptions 90-29 and 2000-55, each as amended by Prohibited Transaction Exemptions 97-34, 2000-58 and 2002-41 (in each case, if issued after the subject Exemption was granted), and as may be amended from time to time, or any successor thereto, all as issued by the U.S. Department of Labor.

     "EXEMPTION-FAVORED PARTY" means any of--

     o    Merrill Lynch, Pierce, Fenner & Smith Incorporated;

     o    Countrywide Securities Corporation;

     o    any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with any entity referred to in the prior two bullets; and

     o    any member of the underwriting syndicate or selling group of which a person described in the prior three bullets is a manager or co-manager with respect to those mortgage pass-through certificates.

     "FITCH" means Fitch, Inc.

     "IRS" means the Internal Revenue Service.

     "LIBOR" has the meaning given to that term under "Description of the
Offered Certificates-- Distributions--Calculation of Pass-Through Rates" in this offering prospectus.

     "LIBOR BUSINESS DAY" has the meaning given to that term under "Description of the Offered Certificates-- Distributions--Calculation of Pass-Through Rates"
in this offering prospectus.

     "LIBOR DETERMINATION DATe" has the meaning given to that term under
"Description of the Offered Certificates-- Distributions--Calculation of
Pass-Through Rates" in this offering prospectus.

     "LOAN COMBINATION" means any of the Park La Brea Apartments Loan
Combination or an A/B Loan Combination.

     "LOAN COMBINATION INTERCREDITOR AGREEMENT" means any of the Park La Brea
Apartments Intercreditor Agreement or an A/B Loan Combination Intercreditor
Agreement.

     "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 1.

     "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 2.

                                       274

     "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the certificates and the mortgage loans in, or to be included in, the trust fund:

     o    the mortgage loans have the characteristics set forth on Annex A-1, and the initial mortgage pool balance is approximately $4,618,440,110;
          and the mortgage loans are allocated to loan group 1 and loan group 2 as described in this offering prospectus;

     o    the initial total principal balance or notional amount, as the case may be, of each class of certificates is as described in this offering prospectus;

     o    the pass-through rate for each class of certificates is as described in this offering prospectus;

     o    there are no delinquencies or losses with respect to the mortgage loans;

     o    there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the mortgage loans;

     o    there are no Appraisal Reduction Amounts with respect to the mortgage loans;

     o    there are no casualties or condemnations affecting the corresponding mortgaged real properties;

     o    each of the mortgage loans provides monthly debt service payments to be due on the first day of each month, and accrues interest on the basis described in this offering prospectus, which is any of an
          Actual/360 Basis or a 30/360 Basis;

     o    all prepayments on the mortgage loans are assumed to be accompanied by a full month's interest;

     o    there are no breaches of our representations and warranties regarding the mortgage loans;

     o    no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's lockout period, yield maintenance period or defeasance period, in each case if any;

     o    except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated
          CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

     o    except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated
          CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments (including the $1,800,000.00 sum that will be required to be applied by the lender to prepay a portion of the outstanding principal balance of loan number 44 related to the non occurrence of a
          "franchise agreement extension event" as discussed under "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
          Loans--Mortgage Loans Which May Require Principal Paydowns" in this offering prospectus;

     o    no person or entity entitled thereto exercises its right of optional termination described in this offering prospectus under "Description of the Offered Certificates--Termination";

     o    no mortgage loan is required to be repurchased by any mortgage loan seller;

     o    the mortgage loans that permit either voluntary prepayment with prepayment consideration (i.e. a prepayment premium or yield maintenance) or defeasance have been assumed to be mortgage

                                       275

          loans providing for voluntary prepayment with prepayment consideration in the form of yield maintenance or a prepayment premium, as applicable;

     o    payments on the offered certificates are made on the 12th day of each month, commencing in January 2007; and

     o    the offered certificates are settled on December 12, 2006.

     "MOODY'S" means Moody's Investors Service, Inc.

     "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

     o    the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, over

     o    the total payments made by the master servicers to cover those
          Prepayment Interest Shortfalls.

     "NET MORTGAGE RATE" means with respect to any mortgage loan, in general, a per annum rate equal to the related mortgage interest rate in effect from time to time, minus the sum of (a) the applicable master servicing fee rate under the pooling and servicing agreement (which includes the rate at which any primary servicing fees accrue), and (b) and the per annum rate at which the monthly trustee fee is calculated and, in the case of the Park La Brea Apartments Trust
Mortgage Loan, the per annum rate at which the related servicing fee under the
Series 2006-LDP8 pooling and servicing agreement is calculated; provided, however, that, for purposes of calculating the Weighted Average Net Mortgage
Rate and the respective pass-through rates for the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class AM-FL REMIC II regular interest, the class AJ-FL REMIC II regular interest, and the various classes of the non-fixed rate interest-bearing certificates, from time to time--

     o    the Net Mortgage Rate for the subject mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan, or any other change in the related mortgage interest rate, subsequent to the date of issuance of the certificates,
          and

     o    if any mortgage loan does not accrue interest on the basis of a
          360-day year consisting of twelve 30-day months, then the Net Mortgage
          Rate of such mortgage loan for any one-month period preceding a related due date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce, in general, the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related mortgage interest rate (net of the aggregate per annum rate at which the related master servicing fee and the trustee fee are calculated under the pooling and servicing agreement and, in the case of the Park La Brea Apartments
          Trust Mortgage Loan, the per annum rate at which the related servicing fee under the Series 2006-LDP8 pooling and servicing agreement is calculated), except that, with respect to any such mortgage loan, the
          Net Mortgage Rate for the one-month period (a) prior to the respective due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be determined so as to produce an aggregate amount of interest that excludes any related interest reserve amount transferred to the trustee's interest reserve account in respect of that one-month period and (b) prior to the due date in March will be determined so as to produce an aggregate amount of interest that includes the related interest reserve amount(s) retained in the trustee's interest reserve account for the respective one-month periods prior to the due dates in January and
          February in any year which is not a leap year or the one-month period prior to the due date in February in any year which is a leap year.

                                       276

     As of the cut-off date (without regard to the adjustment described in the proviso to the prior sentence), the Net Mortgage Rates for the mortgage loans ranged from 4.6296% per annum to 6.8396%, with a weighted average of those Net
Mortgage Rates of 5.8564% per annum. See "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses" in this offering prospectus.

     "NONRECOVERABLE ADVANCE" means any Advance previously made or proposed to be made, or any Workout-Delayed Reimbursement Amount previously made, with respect to any mortgage loan or REO Property that is determined, in accordance with the pooling and servicing agreement, not to be ultimately recoverable, together with interest accrued on that Advance, from payments or other collections on or with respect to that mortgage loan or REO Property and, in the case of an A-Note Trust Mortgage Loan with respect to a servicing advance, on or with respect to the related Loan Combination.

     "NON-TRUST LOAN NOTEHOLDER" means the holder of a Non-Trust Loan.

     "NON-TRUST LOAN" means any of the Park La Brea Apartments Pari Passu
Non-Trust Loan or a B-Note Non-Trust Loan.

     "P&I" means principal and/or interest payments, excluding balloon payments, required to be paid in respect of a mortgage loan in accordance with the schedule for repayment provided for by that mortgage loan.

     "PARK LA BREA APARTMENTS CONTROLLING PARTY" means, the "directing holder"
of the Series 2006-LDP8 Securitization as such term is defined in the Series
2006-LDP8 Pooling and Servicing Agreement.

     "PARK LA BREA APARTMENTS INTERCREDITOR AGREEMENT" means the intercreditor agreement by and between the initial holders of the Park La Brea Apartments
Trust Mortgage Loan and the Park La Brea Apartments Pari Passu Non-Trust Loan.
Following the inclusion of the Park La Brea Apartments Trust Mortgage Loan in
the issuing entity, the trust, acting through the trustee, will be the holder of the Park La Brea Apartments Trust Mortgage Loan and a party to the Park La Brea
Apartments Intercreditor Agreement.

     "PARK LA BREA APARTMENTS LOAN COMBINATION" means, collectively, the Park La
Brea Apartments Trust Mortgage Loan and the Park La Brea Apartments Pari Passu
Non-Trust Loan.

     "PARK LA BREA APARTMENTS MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this offering prospectus as Park La Brea
Apartments.

     "PARK LA BREA APARTMENTS PARI PASSU NON-TRUST LOAN" means the mortgage loan evidenced by "Note A-1" secured by the same mortgaged property known as "Park La
Brea Apartments."

     "PARK LA BREA APARTMENTS TRUST MORTGAGE LOAN" means that loan that--

     o    is part of the issuing entity,

     o    has been designated under the Park La Brea Apartments Intercreditor
          Agreement as "Note A-2," with an unpaid principal balance of
          $387,500,000 as of the cut-off date, and

     o    is secured by the same mortgage encumbering the Park La Brea
          Apartments Mortgaged Property as is the Park La Brea Apartments Pari
          Passu Non-Trust Loan.

     "PARTY IN INTEREST" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of section 4975(e)(2) of the Code.

                                       277

     "PENALTY INTEREST" means any interest, other than late payment charges, prepayment premiums or yield maintenance charges, that--

     o    accrues on a defaulted mortgage loan solely by reason of the subject default; and

     o    is in excess of all interest at the related mortgage interest rate.

     "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan, any and all of the following in, or to be included in, the trust fund:

     o    the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

     o    covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or a marked-up commitment binding upon the title insurer;

     o    exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment binding upon the title insurer;

     o    other matters to which like properties are commonly subject;

     o    the rights of tenants, as tenants only, under leases and subleases, pertaining to the related mortgaged real property;

     o    if the related mortgage loan is cross-collateralized with any other mortgage loan within the mortgage pool, the lien of the mortgage for the other mortgage loan(s) contained in the same group of
          cross-collateralized loans; and

     o    if the related mortgaged real property consists of one or more units in a condominium, the related condominium declaration,

none of which, as represented by the related mortgage loan seller in the related mortgage loan purchase agreement (subject to any exceptions set forth in that agreement), materially interferes with the security intended to be provided by the related mortgage, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan.

     "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations, including:

     o    direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

     o    repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

                                       278

     o    federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

     o    commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

     o    money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

     o    any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

     "PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or section 4975 of the Code.

     "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of a mortgage loan made by the related borrower during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period following that due date, less the amount of related master servicing fees payable from that interest collection, and exclusive of any Penalty Interest and/or Additional Interest included in that interest collection.

     "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of a mortgage loan voluntarily made by the related borrower during any collection period prior to the due date for that loan, the amount of any uncollected interest, without regard to any prepayment premium or yield maintenance charge actually collected, that would have accrued on that prepayment to, but not including, that due date at a rate per annum equal to the sum of the related Net Mortgage Rate for such mortgage loan and the trustee fee rate (net of any Penalty Interest, if applicable).

     "PRIMARY COLLATERAL" means the mortgaged real property directly securing a
Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of that Crossed Loan with other related Crossed Loans.

     "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to each distribution date, the aggregate of the following (without duplication):

     (a)  the aggregate of the principal portions of all monthly debt service payments (other than balloon payments) due or deemed due on or in respect of the mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO Properties) for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or prior to, or otherwise received during, the related collection period or advanced (including with respect to the Park La Brea Apartments Trust
          Mortgage Loan) by either master servicer or the trustee, as applicable, for such distribution date;

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     (b)  the aggregate of all principal prepayments received on the mortgage loans during the related collection period;

     (c)  with respect to any mortgage loan as to which the related stated
          maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal prepayment)
          made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause (a) above;

     (d)  the aggregate of the principal portion of all liquidation proceeds, sale proceeds, insurance proceeds, condemnation proceeds and, to the extent not otherwise included in clause (a), (b) or (c) above, payments and revenues that were received on or in respect of the mortgage loans and REO Properties during the related collection period and that were identified and applied by the applicable master servicer and/or the special servicer as recoveries of principal of the mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution
          Amount for such distribution date or any prior distribution date pursuant to clause (a) above; and

     (e)  if such distribution date is subsequent to the initial distribution date, the excess, if any, of the Principal Distribution Amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the principal balance certificates on such immediately preceding distribution date;

provided that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Workout-Delayed
Reimbursement Amounts in respect of any particular mortgage loan that are reimbursed from principal collections on the mortgage pool during the related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs);
and

provided, further, that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Nonrecoverable
Advances in respect of any particular mortgage loan (and advance interest thereon) that are reimbursed from principal collections on the mortgage pool during related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected
(notwithstanding the nonrecoverability determination) on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

     If the reimbursement of any Workout-Delayed Reimbursement Amount or
Nonrecoverable Advance (and accompanying interest) results in a reduction in the
Principal Distribution Amount for any distribution date, as contemplated by the provisos to the prior sentence, then that reduction shall, to the fullest extent permitted, be applied to the portion of the Principal Distribution Amount attributable to the loan group that includes the related mortgage loan before affecting the portion of the Principal Distribution Amount attributable to the other loan group. Any additions to the Principal Distribution Amount for any distribution date, as contemplated by the provisos to the first sentence of this definition, will be allocated between the respective portions of the Principal
Distribution Amount allocable to the two loan groups to offset the earlier corresponding reductions, generally in the reverse order in which the reductions were made.

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     The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

     The Principal Distribution Amount will not include any payments or other collections of principal on the Non-Trust Loans.

     "REALIZED LOSSES" mean losses arising from the inability to collect all amounts due and owing under any defaulted mortgage loan, including by reason of the fraud or bankruptcy of the borrower, modifications, bankruptcy or a casualty of any nature at the related mortgaged real property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated mortgage loan (or related REO Property) is an amount generally equal to the excess, if any, of (a)
the outstanding principal balance of such mortgage loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the due date in the collection period in which the liquidation occurred (exclusive of any Penalty Interest, prepayment premiums or yield maintenance charges in respect of such mortgage loan) and (ii) related servicing expenses and servicing advances (together with interest accrued thereon), and related Unliquidated Advances in respect of servicing advances, in any event not reimbursed from collections on the subject mortgage loan (or related REO
Property), and any related due and unpaid servicing compensation (including principal recovery fees) and any other related unpaid Additional Trust Fund
Expenses, over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation (net of any portion of such liquidation proceeds that is payable or reimbursable in respect of the related liquidation and other servicing expenses and, in the case of an A-Note Trust
Mortgage Loan, net of any portion of such liquidation proceeds payable to the holder of the related B-Note Non-Trust Loan. If any portion of the debt due under a mortgage loan (other than Penalty Interest) is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a
Realized Loss. Any reimbursement of Advances determined to be nonrecoverable from collections on the related mortgage loan (and interest on such Advances)
that are made from collections of principal that would otherwise be included in the Principal Distribution Amount, will be Realized Losses.

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and sections 860A through 860G of the Code.

     "REO PROPERTY" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan.

     "RESTRICTED GROUP" means, collectively--

     1.   the trustee;

     2.   the Exemption-Favored Parties;

     3.   us;

     4.   the master servicers;

     5.   the special servicer;

     6.   any party responsible for servicing the Park La Brea Apartments Loan
          Combination;

     7.   any sub-servicers;

     8.   the mortgage loan sellers;

     9.   the swap counterparty;

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     10.  each borrower, if any, with respect to mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates; and

     11.  any and all affiliates of any of the aforementioned persons.

     "RESTRICTED SERVICER REPORTS" means collectively, to the extent not filed with the Securities and Exchange Commission, the CMSA servicer watchlist, the
CMSA operating statement analysis report, the CMSA NOI adjustment worksheet, the
CMSA financial file, the CMSA comparative financial status report, the CMSA loan level reserve/LOC report and the CMSA reconciliation of funds report.

     "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

     "SERIES 2006-LDP8 MASTER SERVICER" means Midland Loan Services, Inc., as master servicer of the Series 2006-LDP8 Securitization for the Park La Brea
Apartments Loan Combination, which will be responsible for the servicing and administration of the Park La Brea Apartments Loan Combination under the Series
2006-LDP8 Pooling and Servicing Agreement and any successor thereto.

     "SERIES 2006-LDP8 SECURITIZATION" means the J.P. Morgan Chase Commercial
Mortgage Securities Trust Series 2006-LDP8 securitization, which holds the Park
La Brea Apartments Pari Passu Non-Trust Loan.

     "SERIES 2006-LDP8 SPECIAL SERVICER" means J.E. Robert Company, Inc., as special servicer of the Series 2006-LDP8 Securitization, which will be responsible for the servicing and administration of the Park La Brea Apartments
Loan Combination to the extent it becomes a specially serviced mortgage loan under the Series 2006-LDP8 Pooling and Servicing Agreement and any successor thereto.

     "SERIES 2006-LDP8 TRUSTEE" means LaSalle Bank National Association, as trustee of the Series 2006-LDP8 Securitization and any successor thereto.

     "SERIES 2006-LDP8 POOLING AND SERVICING AGREEMENT" means that certain pooling and servicing agreement, dated as of September 1, 2006, among Wells
Fargo Bank, N.A., as master servicer no, the Series 2006-LDP8 Master Servicer, the Series 2006-LDP8 Special Servicer and the Series 2006-LDP8 Trustee, relating to the Series 2006-LDP8 Securitization.

     "SERVICING STANDARD" means, with respect to each master servicer or the special servicer, the obligation to service and administer the mortgage loans for which that party is responsible under the pooling and servicing agreement:

     o    in the same manner in which, and with the same care, skill, prudence and diligence with which, each master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans that either are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing mortgage loans for third parties, or are held as part of its own portfolio, whichever standard is higher;

     o    with a view to (i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans, (ii) in the case of the special servicer, if a mortgage loan comes into and continues in default, the maximization of the recovery on that mortgage loan to the certificateholders and, in the case of a Loan Combination, the holder of the related B-Note Non-Trust Loan, all taken as a collective whole, on a net present value basis (the relevant discounting of the anticipated collections to be performed at the related mortgage interest rate) and (iii) the best interests (as determined by the applicable master servicer or the special servicer, as the case may be, in its reasonable judgment) of the holders of the certificates and the trust fund and, in the

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          case of an A/B Loan Combination, the holder of the related B-Note
          Non-Trust Loan, taking into account, to the extent consistent with the related Loan Combination Intercreditor Agreement, the subordinate nature of the related B-Note Non-Trust Loan; and

     o    without regard to--

          1.   any relationship that each master servicer or the special
               servicer, as the case may be, or any of its affiliates may have with any of the borrowers (or any affiliate thereof), us, any mortgage loan seller or any other party to the transaction;

          2.   the ownership of any certificate or interest in any mezzanine loan or Non-Trust Loan by each master servicer or the special servicer, as the case may be, or by any of its affiliates;

          3.   the obligation of each master servicer or the special servicer, as the case may be, to make Advances;

          4.   the right of each master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the pooling and servicing
               agreement;

          5.   the ownership, servicing or management by each master servicer or the special servicer, as the case may be, or any of its
               affiliates of any other loans or real properties not included in or securing, as the case may be, the mortgage pool;

          6.   any obligation of each master servicer or any of its affiliates to repurchase or substitute a mortgage loan as a mortgage loan seller;

          7.   any obligation of each master servicer or any of its affiliates to cure a breach of representation and warranty with respect to any mortgage loan; and

          8.   any debt each master servicer or the special servicer, as the case may be, or any of its affiliates, has extended to any of the borrowers or any affiliate thereof.

     The servicing standard under the Series 2006-LDP8 pooling and servicing agreement, the agreement under which the Park La Brea Apartments Trust Mortgage
Loan is being serviced, is generally similar but not identical to the foregoing.

     "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any of the following events:

     1.   the related borrower fails to make when due any monthly debt service payment, including a balloon payment, and the failure continues unremedied for 60 days;

     2.   the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
          Standard) that a default in the making of a monthly debt service payment, including a balloon payment, is likely to occur and is likely to remain unremedied for at least 60 days;

     3.   the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
          Standard) that a non-payment default (other than an Acceptable
          Insurance Default) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan and the default continues unremedied beyond the applicable cure period under the terms of the mortgage loan or, if no cure period is

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          specified, for 60 days, provided that a default that gives rise to an acceleration right without any cure period shall be deemed to have a cure period equal to zero;

     4.   various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

     5.   the applicable master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the corresponding mortgaged real property.

     A Servicing Transfer Event will cease to exist, if and when:

     o    with respect to the circumstances described in clause 1. of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer;

     o    with respect to the circumstances described in clauses 2. and 4. of this definition, those circumstances cease to exist in the reasonable judgment of the special servicer (exercised in accordance with the
          Servicing Standard), but, with respect to any bankruptcy or insolvency proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding;

     o    with respect to the circumstances described in clause 3. of this definition, the default is cured in the judgment of the special servicer; and

     o    with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated;

so long as at that time no other circumstance identified in clauses 1. through
5. of this definition continues to exist.

     "STATED PRINCIPAL BALANCE" means, for each mortgage loan, an amount that:

     o    will initially equal its cut-off date principal balance (or, in the case of a replacement mortgage loan, its principal balance as of the date of substitution); and

     o    will be permanently reduced on each distribution date, to not less than zero, by--

          1.   all payments and other collections of principal, if any, with respect to that mortgage loan that are included as part of the
               Principal Distribution Amount for such distribution date pursuant to clause (a), clause (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the definition of "Principal
               Distribution Amount" in this glossary;

          2.   any amount of reduction in the outstanding principal balance of any mortgage loan resulting from a deficient valuation that occurred during the related collection period; and

          3.   any other related Realized Losses incurred during the related collection period that represents a loss of principal with respect to that mortgage loan.

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     With respect to each mortgage loan relating to, and deemed to remain outstanding with respect to, an REO Property, the "Stated Principal Balance"
will be an amount equal to the Stated Principal Balance of that mortgage loan as of the date of the acquisition of the related REO Property, permanently reduced on each subsequent distribution date, to not less than zero, by:

     o    all amounts, if any, collected with respect to the related REO
          Property that are allocable as principal of the subject mortgage loan and that are included as part of the Principal Distribution Amount for such distribution date pursuant to clause (a), clause (b), clause (c)
          and/or clause (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary; and

     any related Realized Loss incurred during the related collection period that represents a loss of principal with respect to the subject mortgage loan.

     "SWAP DEFAULT" has the meaning given to that term under "Description of the
Swap Agreements--The Swap Agreements" in this offering prospectus.

     "SWAP PAYMENT DEFAULT" has the meaning given to that term under
"Description of the Swap Agreements--The Swap Agreements" in this offering prospectus.

     "SWAP PREMIUM" has the meaning given to that term under "U.S. Federal
Income Tax Consequences--The Class A-2FL Certificates", "--The Class A-3FL
Certificates", "--The Class AM-FL Certificates" and "--The Class AJ-FL
Certificates" in this offering prospectus.

     "UNLIQUIDATED ADVANCE" means, with respect to any mortgage loan, any
Advance made by a party to the pooling and servicing agreement that:

     o    is not a Nonrecoverable Advance;

     o    has been reimbursed to the party that made the Advance as a
          Workout-Delayed Reimbursement Amount out of principal collections on other mortgage loans; and

     o    was originally made with respect to an item that has not been subsequently recovered out of collections on or proceeds of the subject mortgage loan or any related REO Property.

     "UNRESTRICTED SERVICER REPORTS" means collectively, the CMSA delinquent loan status report, CMSA historical loan modification and corrected mortgage loan report, CMSA REO status report, CMSA advance recovery report and, if and to the extent filed with the Securities and Exchange Commission, such reports and files as would, but for such filing, constitute Restricted Servicer Reports.

     "WEIGHTED AVERAGE NET MORTGAGE RATE" means, for any distribution date, the weighted average of the applicable Net Mortgage Rates for all the mortgage loans, weighted on the basis of their respective Stated Principal Balances immediately following the preceding distribution date.

     "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" means, with respect to any mortgage loan that had been subject to special servicing and has subsequently been returned to performing status (including as a result of a modification of its terms), any Advance made with respect to that mortgage loan as of a date coinciding with or, depending on the circumstances, shortly before the date on which that mortgage loan stopped being specially serviced, together with interest on that Advance, to the extent that (a) such Advance is not reimbursed to the party that made it as of the date that the subject mortgage loan stopped being specially serviced and (b) the amount of such Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents.

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     Terms Used in Annexes A-1 and A-2

     The following defined terms and descriptions of underwriting standards are used in Annexes A-1 and A-2:

          (i) References to "UW DSCR (x)" and "DSCR" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. The UW DSCR (x) for any mortgage loan is the ratio of "UW Net Cash Flow" produced by the related mortgaged real property to the annualized amount of debt service that will be payable under that mortgage loan commencing after the origination date; provided, however, for purposes of calculating the UW DSCR (x) provided in this offering prospectus with respect to 121 mortgage loans, representing approximately 33.1% of the initial mortgage pool balance, where periodic payments are interest-only for a certain amount of time after origination, after which period each mortgage loan amortizes principal for its remaining term, the debt service used is the annualized amount of debt service that will be payable under the mortgage loan commencing after the amortization period begins; and provided, further, that for purposes of calculating the
     UW DSCR(x) provided in this offering prospectus with respect to 46 mortgage loans, representing approximately 45.8% of the initial mortgage pool balance, where periodic payments are interest-only up to the related maturity date, the debt service used is the product of (a) the principal balance of the subject mortgage loan as of the cut-off date and (b) the annual mortgage rate as adjusted for the interest accrual method. In the case of Park La Brea Apartments Trust Mortgage Loan, the "UW DSCR" was
     determined taking into consideration the aggregate annualized amount of debt service that will be payable under the Park La Brea Apartments Trust
     Mortgage Loan and the Park La Brea Apartments Pari Passu Non-Trust Loan.

          As indicated in the footnotes to the table in the section captioned
     "Summary of Offering Prospectus--The Mortgage Loans and the Mortgaged Real
     Properties--Additional Statistical Information", the debt service coverage ratio for certain mortgage loans may have been calculated by taking into account a holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See Annex A-1 to this offering prospectus for more information regarding the debt service coverage ratios on the mortgage loans referred to in the foregoing sentence.

          (ii) The "UW Net Cash Flow" or "UW NCF ($)" for a mortgaged real property is the "net cash flow" of such mortgaged real property as set forth in, or determined by the applicable mortgage loan seller on the basis of, mortgaged real property operating statements, generally unaudited, and certified rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, manufactured housing community, industrial, self storage and office properties (each, a "Rental Property").
     In general, the mortgage loan sellers relied on either full-year operating statements, rolling 12-month operating statements and/or applicable year-to-date financial statements, if available, and on rent rolls for all
     Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining UW Net
     Cash Flow for the mortgaged real properties.

          In general, "net cash flow" is the revenue derived from the use and operation of a mortgaged real property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures.

                                       286

     In determining the "revenue" component of UW Net Cash Flow for each Rental
Property, the applicable mortgage loan seller generally relied on the most recent rent roll supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-multifamily properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective mortgage loan seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the applicable mortgage loan seller determined revenue from rents by generally relying on the most recent rent roll supplied and the greater of (a) actual historical vacancy at the related mortgaged real property, (b) historical vacancy at comparable properties in the same market as the related mortgaged real property, and (c) 5.0%. In determining rental revenue for multifamily, self storage and manufactured housing community properties, the mortgage loan sellers generally either reviewed rental revenue shown on the certified rolling 12-month operating statements, the rolling three-month operating statements for multifamily properties or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other
Rental Properties, the mortgage loan sellers generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates)
of the leases shown thereon.

     In determining the "expense" component of UW Net Cash Flow for each mortgaged real property, the mortgage loan sellers generally relied on rolling
12-month operating statements and/or full-year or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 3.0% to 7.0% of effective gross revenue (except with respect to single tenant properties, where fees as low as 2.0% of effective gross receipts were assumed), (c) assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves. In addition, in some instances, the mortgage loan sellers recharacterized as capital expenditures those items reported by borrowers as operating expenses
(thus increasing "net cash flow") where the mortgage loan sellers determined appropriate.

     The borrowers' financial information used to determine UW Net Cash Flow was in most cases borrower certified, but unaudited, and neither we nor the mortgage loan sellers verified their accuracy.

     (iii) References to "Cut-off Date LTV %" or "LTV Ratio" are references to the ratio, expressed as a percentage, of the cut-off date principal balance of a mortgage loan to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers. In the case of the Park La Brea Apartments Trust Mortgage Loan, the Cut off Date LTV % is equal to the ratio, expressed as a percentage, of the cut off date principal balance of the Park La Brea Apartments Trust Mortgage
Loan and the Park La Brea Apartments Pari Passu Non-Trust Loan to the appraised value of the related mortgaged real property

     As indicated in the footnotes to the table in the section captioned
"Summary of Offering Prospectus--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information", the loan-to-value ratio for certain mortgage loans may have been calculated by taking into account a holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See Annex A-1 to this offering prospectus for more information regarding the loan to value ratios of the mortgage loans referred to in the preceding sentence.

     (iv) References to "Maturity LTV %" or "Maturity Date LTV Ratio" are
references to the ratio, expressed as a percentage, of the expected balance of a balloon loan on its scheduled maturity date to the appraised value of the related mortgaged real property as shown on the most recent third-party

                                      287

appraisal thereof available to the mortgage loan sellers prior to the cut-off date. In the case of the Park La Brea Apartments Trust Mortgage Loan, the
Maturity LTV % is equal to the ratio, expressed as a percentage, of the expected balance of the Park La Brea Apartments Trust Mortgage Loan and the Park La Brea
Apartments Pari Passu Non-Trust Loan to the appraised value of the related mortgaged real property.

     (v) References to "Original Balance per Unit ($)" and "Cut-off Date Balance
per Unit ($)" are, for each mortgage loan secured by a lien on a multifamily property (including a manufactured housing community) or hospitality property, are references to the original principal balance and the cut-off date principal balance of such mortgage loan, respectively, divided by the number of dwelling units, pads, guest rooms or beds, respectively, that the related mortgaged real property comprises, and, for each mortgage loan secured by a lien on a retail, industrial/warehouse, self storage or office property, references to the cut-off date principal balance of such mortgage loan, respectively, divided by the net rentable square foot area of the related mortgaged real property. In the case of the Park La Brea Apartments Trust Mortgage Loan, the "Original Balance per Unit
($)" and "Cut-off Date Balance per Unit ($)" are references to the original principal balance and the cut off date balance of the Park La Brea Apartments
Trust Mortgage Loan and the Park La Brea Apartments Pari Passu Non-Trust Loan,
divided by the net rentable square footage of the related mortgaged real property.

     (vi) References to "Year Built" are references to the year that a mortgaged real property was originally constructed or substantially renovated. With respect to any mortgaged real property which was constructed in phases, the
"Year Built" refers to the year that the first phase was originally constructed.

     (vii) References to "Admin. Fee %" for each mortgage loan represent the sum of (a) the master servicing fee rate (excluding the primary servicing fee rate)
for such mortgage loan and (b) a specified percentage that may vary on a loan-by-loan basis, which percentage represents the trustee fee rate, the primary servicer fee rate and, in some cases, a correspondent fee rate. The administrative fee rate for each mortgage loan is set forth on Annex A-1 to this offering prospectus.

     (viii) References to "Rem. Term" represent, with respect to each mortgage loan, the number of months and/or payments remaining from the cut-off date to the stated maturity date of such mortgage loan.

     (ix) References to "Rem. Amort." represent, with respect to each mortgage loan, the number of months and/or payments remaining from the later of the cut-off date and the end of any interest-only period, if any, to the month in which such mortgage loan would fully or substantially amortize in accordance with such loan's amortization schedule without regard to any balloon payment, if any, due on such mortgage loan.

     (x) References to "LO ()" represent, with respect to each mortgage loan, the period during which prepayments of principal are prohibited and no substitution of defeasance collateral is permitted. The number indicated in the parentheses indicates the number of monthly payment periods within such period
(calculated for each mortgage loan from the date of its origination). References to "O ()" represent the period for which (a) no prepayment premium or yield maintenance charge is assessed and (b) defeasance is no longer required.
References to "YM ()" represent the period for which a yield maintenance charge is assessed. The periods, if any, between consecutive due dates occurring prior to the maturity date of a mortgage loan during which the related borrower will have the right to prepay such mortgage loan without being required to pay a prepayment premium or a yield maintenance charge (each such period, an "Open
Period") with respect to all of the mortgage loans have been calculated as those
Open Periods occurring immediately prior to the maturity date of such mortgage loan as set forth in the related loan documents.

                                      288

     (xi) References to "Def ()" represent, with respect to each mortgage loan, the period during which the related holder of the mortgage has the right to require the related borrower, in lieu of a principal prepayment, to pledge to such holder defeasance collateral.

     (xii) References to "Occupancy %" are, with respect to any mortgaged real property, references as of the most recently available rent rolls to (a) in the case of multifamily properties and manufactured housing communities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net rentable square footage rented, and (c) in the case of self storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

     (xiii) References to "Upfront Capex Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues other than those outlined in the engineering reports. In certain cases, the funded reserves may also include reserves for ongoing repairs, replacements and corrections.

     (xiv) References to "Upfront Engineering Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

     (xv) References to "Monthly Capex Reserve ($)"are references to funded reserves escrowed for ongoing items such as repairs and replacements. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

     (xvi) References to "Upfront TI/LC Reserve ($)"are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

     (xvii) References to "Monthly TI/LC Reserve ($)"are references to funded reserves, in addition to any escrows funded at loan closing for potential
TI/LCs, that require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

                                      289

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX A-1

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

         LOAN
         GROUP
LOAN #  1 OR 2  ORIGINATOR(1)                     PROPERTY NAME                                      STREET ADDRESS
------  ------  -------------  --------------------------------------------------  -------------------------------------------------

   1       2    IXIS           Park La Brea Apartments                             6200 West Third Street
   2       1    MLML           Beacon Office Portfolio                             Various
 2.01      1    MLML           120 South Riverside                                 120 South Riverside Plaza
 2.02      1    MLML           10 South Riverside                                  10 South Riverside Plaza
   3       1    CRF            YPI Transwestern Portfolio                          Various
 3.01      1    CRF            Bannockburn Corporate Center                        3000 Lakeside Drive
 3.02      1    CRF            Energy Square II                                    4849 Greenville Avenue
 3.03      1    CRF            6688 North Central                                  6688 North Central Expressway
 3.04      1    CRF            Energy Square I                                     4925 Greenville Avenue
 3.05      1    CRF            1600 Corporate Center                               1600 West Golf Road
 3.06      1    CRF            Kensington Corporate Center                         1660 Feehanville Road
 3.07      1    CRF            200 North LaSalle                                   200 North LaSalle Street
   4       1    MLML           First Colony Mall                                   16535 Southwest Freeway
   5       1    MLML           Pinnacle Hills Promenade                            2203 Promenade Boulevard
   6       1    IXIS           Central Park Shopping Center                        1201 Central Park Boulevard
   7       1    MLML           Georgetown Renaissance Portfolio                    Various
 7.01      1    MLML           3345 M Street, NW                                   3345 M Street, NW
 7.02      1    MLML           Development Area 1                                  3314-3316, 3320, 3324-3326, 3328 M Street; 3315 &
                                                                                   3323 Cady's Alley
 7.03      1    MLML           3307 M Street, NW                                   3307 M Street
 7.04      1    MLML           3077 M Street, NW                                   3077 M Street
 7.05      1    MLML           Development Area 2                                  3300, 3304 & 3306 M Street; 3301 & 3303 Cady's
                                                                                   Alley
 7.06      1    MLML           3330 M Street                                       3330 M Street
 7.07      1    MLML           1237 Wisconsin Ave, NW                              1237 Wisconsin Avenue, NW
 7.08      1    MLML           3265-3269 M Street, NW                              3265-3269 M Street
 7.09      1    MLML           Development Area 3                                  3336-3340 M Street
 7.10      1    MLML           Development Area 5                                  3312, 3316 & 3320 Cady's Alley
 7.11      1    MLML           3235 M Street, NW                                   3235 & 3233 M Street
 7.12      1    MLML           3065 M Street, NW                                   3065 M Street
 7.13      1    MLML           3263 M Street, NW                                   3263 M Street
 7.14      1    MLML           Development Area 4                                  3334, 3336 & 3340 Cady's Alley
 7.15      1    MLML           3210 M Street, NW                                   3210 M Street
 7.16      1    MLML           326 King Street                                     326 King Street; 100 South Royal Street
 7.17      1    MLML           3067 M Street, NW                                   3067 M Street
 7.18      1    MLML           3033 M Street, NW                                   3033-3035 M Street
   8       1    MLML           Konover Hotel Portfolio                             Various
 8.01      1    MLML           Holiday Inn Express Kansas City                     1931 Prairie Crossing
 8.02      1    MLML           Holiday Inn Express Portage                         2323 Willowcreek Road
 8.03      1    MLML           Hampton Inn Kansas City                             1400 Village West Parkway
 8.04      1    MLML           Holiday Inn Express Fremont                         6245 North Old 27
 8.05      1    MLML           Holiday Inn Express Mishawaka                       420 West University Drive
 8.06      1    MLML           Holiday Inn Express & Suites Warsaw                 3825 Lake City Highway
 8.07      1    MLML           Holiday Inn Express Adrian                          1077 West US 223
 8.08      1    MLML           Carlton Lodge Adrian                                1629 West Maumee Street
 8.09      1    MLML           Holiday Inn Express La Porte                        100 East Shore Court
 8.10      1    MLML           Holiday Inn Express Chelsea                         1540 Commerce Park Drive
 8.11      1    MLML           Hampton Inn Marshall                                17256 Sam Hill Drive
 8.12      1    MLML           Holiday Inn Express Howe                            45 West 750 North
 8.13      1    MLML           Country Inn & Suites Mishawaka                      120 West University Drive
 8.14      1    MLML           Holiday Inn Express Marshall                        17252 Sam Hill Drive
 8.15      1    MLML           Super 8                                             1091 U.S Highway 223
   9       1    MLML           Anaheim Plaza                                       406-680 North Euclid Street
  10       1    MLML           Sahara Pavilion North                               Decatur Boulevard & Sahara Avenue
  11       1    MLML           The Parkdales                                       1600 & 1660 South Highway 100; 5354 & 5402
                                                                                   Parkdale Drive; 5100, 5353 & 5401 Gamble Drive
  12       1    MLML           White Oaks Mall                                     2501 West Wabash Avenue
  13       1    MLML           Northgate Mall                                      5000 Hixson Pike
  14       1    CRF            Long Beach Marketplace                              6401-6605 East Pacific Coast Highway
  15       1    MLML           Pavillions Place                                    16300 Beach Boulevard
  16       1    MLML           Olympia Place                                       1601-1697 Mount Diablo Boulevard
  17       1    CRF            Greeley Mall                                        2050 Greeley Mall Street
  18       1    MLML           Atrium - Marriott University Park                   880 East 2nd Street
  19       2    CRF            Mansions at Technology Park                         2 River Chase
  20       1    MLML           Federal Way Crossings                               SWC of SR 161 and South 348th Street
  21       1    MLML           University Square                                   5801-5985 University Avenue
  22       1    MLML           Masi Plaza                                          11787 - 11899 Foothill Boulevard
  23       1    MLML           Campus Lodge of Tampa                               15115 Livingston Avenue
  24       1    MLML           Larwin Square                                       520 E. 1st Street
  25       1    CRF            Elm Ridge Center                                    3530-3820 West Ridge Road
  26       1    PNC            Las Colinas Highlands                               6191 N. State Highway 161
  27       1    MLML           Pine Creek Shopping Center                          672-776 Freeman Lane
  28       1    MLML           Frontier Village                                    621 NE Highway 9
  29       1    MLML           Country Fair Shopping Center                        12013 Central Avenue
  30       1    CRF            Warwick Hotel Seattle                               401 Lenora Street
  31       1    PNC            121 Airport Centre I & II                           2200-2208 Highway 121
  32       2    MLML           Club at Desert Pines                                3700 East Bonanza Road
  33       1    MLML           Rheem Valley Shopping Center                        345-375 Rheem Boulevard
  34       1    MLML           Doubletree Guest Suites Washington DC               801 New Hampshire Avenue, NW
  35       1    MLML           Brookhurst Center                                   915 South Brookhurst Street
  36       1    MLML           Castleton Commons                                   8310-8450 Castleton Corner Drive
  37       1    MLML           Residence Inn Tysons Corner Mall                    8400 Old Courthouse Road
  38       1    MLML           Homewood Suites San Antonio Riverwalk               432 West Market Street
  39       1    CRF            Colonial Office Park                                100-800 & 2000 Interstate Park Center
  40       1    MLML           Lakewood Village                                    8900-9098 Brooks Road South
  41       1    PNC            Mammoth Airport Business Park                       6325-6375 South Pecos Road
  42       1    MLML           San Dimas Marketplace                               210 Frwy at Cienga Avenue
  43       2    PNC            The Manor Homes of Arbor Walk                       1318 SW Manor Lake Dr
  44       2    PNC            Colonial Village at Haverhill Apt Homes             12222 Vance Jackson Road
  45       1    MLML           Marina Village                                      5812 Edinger Avenue
  46       1    CRF            Courtyard by Marriott Tacoma                        1515 Commerce Street
  47       1    MLML           Carmax - Duarte                                     1131 Central Avenue
  48       1    MLML           Plaza 580 Shopping Center                           4500 Las Positas Boulevard
  49       1    PNC            Eastgate Plaza                                      10-50 Turk Hill Road
  50       1    CRF            Tarzana Office Properties                           Various
 50.01     1    CRF            Moss V-18425 Burbank Blvd                           18425 Burbank Boulevard
 50.02     1    CRF            Moss I-18455 Burbank Blvd                           18455 Burbank Boulevard
 50.03     1    CRF            Moss II-18401 Burbank Blvd                          18401 Burbank Boulevard
  51       1    MLML           Carmax - Florida                                    Various
 51.01     1    MLML           2550 Roosevelt Boulevard                            2550 Roosevelt Boulevard
 51.02     1    MLML           901 Towne Center Boulevard                          901 Towne Center Boulevard
  52       1    CRF            City Heights Retail Plaza                           4365, 4371, 4403, 4415, 4435 University Avenue,
                                                                                   3807, 3879, 3895 Fairmount Avenue, 4440 Wightman
                                                                                   Street
  53       1    CRF            Sutton Station                                      5717-5850 Fayetteville Road
  54       1    MLML           Carmax - Dulles                                     45210 Towlern Place
  55       1    MLML           Highpoint Oaks II Portfolio                         Various
 55.01     1    MLML           Metroplex II                                        2304 Tarpley Road
 55.02     1    MLML           Highpoint II                                        2701 Highpoint Oaks Boulevard
  56       2    CRF            Sonoma Ridge Apartments                             2900 Saint Paul Drive
  57       1    CRF            3201 Pennsy Drive                                   3201 Pennsy Drive
  58       1    MLML           Brookvale Center                                    35550 Fremont Boulevard
  59       1    CRF            Hampton Inn South Street Seaport                    320 Pearl Street
  60       1    MLML           Washington Plaza                                    408-530 East Washington Boulevard
  61       1    CRF            1229 Maple                                          1229-1299 Maple Avenue
  62       1    MLML           Square One Shopping Center                          3555 NW Federal Highway
  63       1    MLML           Gateway Shopping Center                             13314 Bothell Everett Highway
  64       1    MLML           Pentagon Park                                       4510, 4815, 4901 & 4940 West 77th Street;
                                                                                   4900-4960 West Viking & 7701 Normandale Road;
                                                                                   7600 Parklawn Avenue
  65       1    MLML           La Verne Town Center                                2462 Foothill Boulevard
  66       1    MLML           Perris Town Center                                  15-138 West Nuevo Road
  67       1    CRF            Poughkeepsie Center                                 2016-2024 South Road
  68       1    MLML           Fashion Faire Place                                 15100 Hesperian Boulevard
  69       1    MLML           Caughlin Ranch Shopping Center                      4788 Caughlin Parkway
  70       2    PNC            Merrywood Apartment Homes                           22400 Westheimer Parkway
  71       1    MLML           Cable Park Center                                   8801-8899 Greenback Lane
  72       1    CRF            Campus Realty Student Housing Portfolio             Various
 72.01     1    CRF            1316 Geddes Avenue                                  1316 Geddes Avenue
 72.02     1    CRF            1305-1309 S. University Avenue                      1305-1309 South University Avenue
 72.03     1    CRF            1113 Willard Street                                 1113 Willard Street
 72.04     1    CRF            1335 S. University Avenue                           1335 South University Avenue
 72.05     1    CRF            614 Monroe Street                                   614 Monroe Street
 72.06     1    CRF            1336 Geddes Avenue                                  1336 Geddes Avenue
 72.07     1    CRF            1610-18 Washtenaw Avenue                            1610-1612 &1616-1618 Washtenaw Avenue
 72.08     1    CRF            1327 Geddes Avenue                                  1327 Geddes Avenue
  73       1    MLML           Carmax - White Marsh, MD                            10201 Philadelphia Road
           1    CRF            Palmer Portfolio                                    Various
  74       1    CRF            Palmer Portfolio - East Avenue Commons              101-129 East Avenue
  75       1    CRF            Palmer Portfolio - The Alexandrian                  286-300 Alexander Street
  76       1    CRF            Palmer Portfolio - Goodman Street                   247 North Goodman Street
  77       1    CRF            Barrett Woods Corporate Center                      13515-13545 Barrett Parkway Drive
  78       1    MLML           Charleston Festival                                 6310 West Charleston Boulevard
  79       1    MLML           Greentree Plaza Shopping Center                     305-505 Southeast Everett Mall Way
  80       1    CRF            McGregor Shopping Center                            3930-3940 Airport Boulevard
  81       1    CRF            Brighton Valley                                     Various
 81.01     1    CRF            Brighton Valley Independence Village                7700 &7800 Nemco Way
 81.02     1    CRF            Brighton Day Care-Children's World                  7600 Nemco Way
  82       1    CRF            Campbell Industrial Park Warehouse                  91-315 Hanua Street
  83       1    MLML           Riverhead Shopping Center                           1087-1103 Old Country Road
  84       1    CRF            Martin's Plaza - Dunkirk                            3955 Vineyard Drive
  85       2    PNC            Wynhaven - Hollister Apartments                     7740 West Little York
  86       1    MLML           Sonic Automotive II                                 Various
 86.01     1    MLML           Momentum BMW                                        15865 Katy Freeway
 86.02     1    MLML           Clear Lake Nissan                                   2150 Gulf Freeway
  87       1    CRF            McKibbon-Residence Inn Charlotte                    6030 J.A. Jones Drive
  88       2    PNC            Franciscan at Bear Creek Apartments                 1600 Village Drive
  89       1    MLML           Signature Plaza                                     6440-6450 Sepulveda Boulevard
  90       1    CRF            Courtyard by Marriott - Danbury                     3 Eagle Road
  91       1    CRF            Flextronics                                         2241, 2243, and 2245 Lundy Avenue
  92       1    MLML           Bryant Ranch                                        23621 - 23741 La Palma Avenue
  93       2    MLML           Regents Walk                                        726 Raleigh Court
  94       1    MLML           Olympia West Center                                 1530 Black Lake Blvd., SW
  95       1    MLML           San Gabriel Parkway Business Center                 3619-3735 San Gabriel River Parkway
  96       2    CRF            Victorian Quarters at Team Ranch                    8889 Cook Ranch Road
  97       1    CRF            Residence Inn - DIA                                 16470 East 40th Circle
  98       1    MLML           Lakewood Shopping Center                            8774-8928 Lakewood Drive
  99       2    MLML           Presidio Square                                     5401 West Presidio Lane
  100      1    CRF            Prospect Square                                     1025 Prospect Street
  101      1    CRF            Kintetsu Mall                                       1737 Post Street
  102      1    CRF            Goffstown Plaza                                     553 Mast Road
  103      2    CRF            Lythgoe MFH Portfolio                               Various
103.01     2    CRF            80th Avenue                                         2001-2171 West 80th Avenue
103.02     2    CRF            Strawberry                                          2100-2110 Strawberry Road
103.03     2    CRF            Woburn                                              7321-7327 Woburn Circle
103.04     2    CRF            64th Avenue                                         2625-2651 East 64th Avenue
103.05     2    CRF            Lunar                                               3855 Lunar Drive
103.06     2    CRF            Bearfoot                                            7100 Bearfoot Drive
  104      1    CRF            Courtyard by Marriott - Lincoln                     636 George Washington Highway
  105      1    CRF            Main Street Plaza                                   3110 Main Street
  106      1    CRF            McKibbon-Homewood Suites Knoxville                  10935 Turkey Drive
  107      1    CRF            Westlake Village Inn                                31943 Agoura Road
  108      1    CRF            Gottschalks Capitola                                1825 41st Avenue
           1    MLML           Cardenas Markets                                    Various
  109      1    MLML           Cardenas Markets - Indio                            45800 Rubidoux Street
  110      1    MLML           Cardenas Markets - Perris                           2560 North Perris Boulevard
  111      1    MLML           Sycamore Plaza                                      1021-1131 North State College Boulevard
  112      1    MLML           Dell Range King Soopers                             3610, 3702, and 3806 Dell Range Boulevard
  113      1    MLML           93-20 Roosevelt Avenue                              93-20 Roosevelt Avenue
  114      2    CRF            Choice - Northtowne MHP                             6255 Telegraph Road
  115      1    PNC            Hampton Inn & Suites - Fresno                       327 East Fir Avenue
  116      1    MLML           125 Uptown                                          222 - 228 W 125th Street
  117      1    MLML           Sheraton Hotel - Ontario Airport                    429 North Vineyard Avenue
  118      1    CRF            Walk at John's Creek                                11030 & 11035 Bell Road
  119      1    PNC            Maple Crossing                                      Maple Road
  120      1    CRF            Paradise Valley Medical Plaza                       5410 North Scottsdale Road
  121      1    MLML           Carmax - Laurel, MD                                 8801 Freestate Drive
  122      1    MLML           High Plains Surgery                                 3611 21st Street
  123      1    CRF            Carlsbad Village Self Storage                       3235 Tyler Street
  124      1    CRF            Hampton Inn - Ellenton, FL                          5810 20th Court East
  125      1    MLML           Victorville Shopping Center                         12400 Amargosa Road
  126      1    CRF            Martin's Plaza  Derby                               6914 North Erie Road
  127      1    PNC            Quakerbridge Self Storage                           3540 Mercerville Quakerbridge Rd
  128      2    CRF            Victoria Park Apartments                            8600 South Course
  129      1    CRF            Bloomington Center                                  7940 Penn Avenue South
  130      1    CRF            The Meadows MHP                                     3541 Calle Principal
  131      2    MLML           The Pointe at St. Joseph's                          307 East LaSalle Avenue
  132      1    CRF            Rivergate Plaza & Oak Ridge Plaza                   Various
132.01     1    CRF            Oak Ridge Plaza                                     2380 West Oak Ridge Road
132.02     1    CRF            Rivergate Plaza                                     160 South Nova Road
  133      1    MLML           Riverside Commerce Center                           120 Corporate Boulevard
  134      1    CRF            Hampton Inn - Windsor                               2168 Poquonock Avenue
  135      1    MLML           701 East Lake Street                                701 East Lake Street
  136      1    MLML           Northridge Plaza                                    4802-4894 San Juan Avenue
  137      2    MLML           LaSalle Apartments                                  36 South 9th Street
  138      1    PNC            Met Center Business Park                            7901 East Riverside Drive
  139      1    CRF            Flagship Office Building                            2 West Baltimore Avenue
  140      1    PNC            Berkshire Plaza                                     12402-12640 S. Orange Blossom Trail
  141      1    CRF            Plaza El Toro                                       23330-23384, 23404 El Toro Road and 24842-24882
                                                                                   Muirlands Boulevard
  142      1    CRF            Springhill Suites by Marriott                       6325 North Cloverdale Road
  143      2    MLML           3515 Arlene Drive                                   3515 Arlene Drive
  144      1    MLML           Holiday Inn - Santa Anna                            2726 South Grand Avenue
  145      2    PNC            Heritage Park Apartments - Azusa                    850 South Vincent Ave
  146      1    CRF            Wright Line HQ                                      160 Gold Star Boulevard
  147      2    PNC            Georgetown Apartments & The Willows Apartments      7110 Van Dorn Street, 1800 Know Street
147.01     2    PNC            The Willows Apartments                              1800 Know Street
147.02     2    PNC            Georgetown Apartments                               7110 Van Dorn Street
  148      1    CRF            318-332 Santa Monica Boulevard                      318-332 Santa Monica Boulevard
  149      1    MLML           Reef Building                                       9650-9660 Chesapeake Drive
  150      1    CRF            Anchor Square Shopping Center                       6500 Eastern Avenue
  151      1    CRF            Kabuki Theatre                                      1881 Post Street
  152      1    CRF            AA U-Stor-M                                         1675 West 11th Street
  153      2    PNC            Twin Creek Apartments                               1300 Creekside Drive
  154      1    MLML           Superior Super Warehouse - Chino                    12375 Central Avenue
  155      1    MLML           College Park Plaza                                  3131 SW College Road
  156      1    CRF            Moorpark Plaza                                      510-540 New Los Angeles Avenue
  157      2    CRF            Foothill Courtyard Apartments                       1360 Foothill Drive
  158      1    MLML           Glenwood Village Square                             1153 North 5th Street
  159      1    MLML           Regency Point Shopping Center                       1025-69 East 9th Street
  160      1    CRF            Westgate Plaza - Riverside, CA                      3724-3758 La Sierra & 11130-11170 Magnolia
                                                                                   Avenues
  161      1    CRF            Medplex I and II                                    4515 & 4517 Southlake Parkway
  162      1    CRF            Garden Ridge Kennesaw                               2875 George Busbee Parkway
  163      1    CRF            Garden Ridge Norcross                               1887 Willow Trail Parkway
  164      1    CRF            Washington Shoe Mfg Co. Building                    159 South Jackson Street
  165      1    MLML           East Burnside Plaza                                 5544 E. Burnside
  166      1    CRF            761 Corporate Center Drive                          761 Corporate Center Drive
  167      1    PNC            New York Graphic Society Building                   129 Glover Avenue
  168      2    CRF            Willow Ridge Apartments                             500 Old Farm Lane
  169      2    PNC            Creekwood Apartments - Houston                      11911 Northwest Freeway
  170      2    CRF            Canyon Walk Apartments                              1502 West Glendale Avenue
  171      1    CRF            WWG - Glendale                                      6310 West Union Hills Drive
  172      1    CRF            Gold Coast Real Estate                              11250 Northwest 20 Street
  173      1    CRF            Fitzgerald Parking Lots                             3694 Washington Street/15 Morton Street; 588
                                                                                   Commercial Street; 97 Revere Beach Parkway
  174      1    MLML           Corley Portfolio                                    Various
174.01     1    MLML           Retail Center                                       6060 Windmill Lane
174.02     1    MLML           Office Park                                         3085 & 3075 Russell Road
  175      1    CRF            22741 Pacific Coast Highway                         22741 Pacific Coast Highway
  176      1    CRF            Whisper Lakes                                       2100-2180 Whisper Lakes Boulevard
  177      1    CRF            433 Lincoln Road                                    433-445 Lincoln Road
  178      2    PNC            River Oaks Apartments - Arlington                   711 Brentford Place
  179      1    MLML           Fort Apache                                         3375 South Fort Apache Road
  180      1    CRF            Paseo Plaza                                         1805 East Ruben Torres Boulevard
  181      1    CRF            Carmel Office Court                                 301 East Carmel Court
  182      1    CRF            Rock Oak Estates MHC                                10065 Main Street
  183      1    CRF            Hillcrest Garden Center                             2800-2824 Camino Dos Rios
  184      2    CRF            Town Square                                         930 School Street
  185      1    CRF            Medical Arts Building                               277 Alexander Street
  186      1    PNC            Alafaya Trail                                       3155 Alafaya Trail
  187      2    MLML           Doux Chene                                          2101 Harvey Mitchell Parkway South
  188      1    CRF            The Hotel                                           801 Collins Avenue
  189      2    CRF            Warehouse Apartments                                405 Cross Street
  190      2    CRF            Choice - Marysville MHP                             506 North Main Street
  191      1    MLML           1253-1257 Los Angeles Street                        1251 - 1257 South Los Angeles Street
  192      2    CRF            Courtyard at Exchange Alley                         1323 East Main Street
  193      1    MLML           Hampton Inn - Pell City                             220 Vaughan Lane
  194      1    MLML           Etowah Crossing Shopping Center                     954 Gilbert Ferry Road
  195      1    MLML           Flamingo Plaza                                      5900, 5920 and 5940 West Flamingo Road
  196      1    CRF            Old Barn Self Storage                               175 Springhill Drive
  197      1    MLML           Pioneers Medical Arts Buildings                     751 West Legion Road
  198      1    CRF            Midland Clarion                                     4300 West Wall Street
  199      1    CRF            Miyako Mall                                         22 Peace Plaza
  200      1    CRF            WWG - Los Angeles                                   2525, 2529, 2531 Sawtelle Boulevard
  201      1    MLML           Burgard Industrial Park                             12005 North Burgard Way
  202      1    MLML           Chapel Ridge - Retail                               10280 Maysville Road
  203      1    MLML           Milford Center                                      575-591 North Dual Highway
  204      2    CRF            Ticon-Taylor's Pond Apartments                      401 Archdale Drive
  205      1    MLML           Walgreen's Pinehurst                                32320 State Highway 249
  206      1    CRF            Westsound Plaza                                     9960 Silverdale Way
  207      2    CRF            Wood Ridge Apartments                               1900 Burton Drive
  208      1    MLML           Huntington Square                                   1450 East Chicago Avenue
  209      1    MLML           Highland Village Plaza - Phase II                   7195-7199 Boulder Avenue
  210      1    MLML           Superior Super Warehouse - Corona                   1130 West 6th Street
  211      1    MLML           Linkside Center                                     52 West Birdie Lane
  212      1    CRF            Torrington Self Storage                             260 Technology Park Drive
  213      1    CRF            Laguna Village Plaza                                9168-9174 Franklin Boulevard
  214      1    CRF            Comfort Inn - Tempe, AZ                             1031 East Apache Boulevard
  215      1    MLML           Village at Valleydale                               5291 Valleydale Road
  216      1    CRF            Civic Center Plaza Norwalk                          12231-12375 Imperial Highway
  217      2    CRF            Casa Claire                                         1125 Hillcrest Street
  218      1    PNC            K-Mart Store - Oceanside                            443 College Avenue
  219      1    CRF            312 E 1st Street                                    312 East 1st Street
  220      1    CRF            Santa Monica Place                                  2461 Santa Monica Boulevard
  221      2    CRF            Wynwood Apartments                                  1267 A Nelson Street
  222      1    CRF            Storage Master                                      1435 Sebastopol Road
  223      1    MLML           Yuba City Self Storage                              1268 Stewart Road
  224      1    PNC            New Market Square                                   2413,2357,2347 North Maize Road
  225      1    PNC            Skycam Building                                     1500 Southwest Expressway Drive
  226      1    MLML           Executive Business Center at the District           801 East Fern Avenue
  227      1    CRF            Teems Retail Portfolio                              Various
227.01     1    CRF            Jenkinsburg Junction                                2093 North Highway 42
227.02     1    CRF            Spivey Crossing Center                              3530 Walt Stephens Road
227.03     1    CRF            Chambers Plaza                                      2260 Jonesboro Road
227.04     1    CRF            Jackson Square                                      200 Mulberry Street
227.05     1    CRF            Flippen Junction                                    4462 Walt Stephens Road
  228      2    CRF            Pebble Creek Apts                                   1454 Hussman Avenue
  229      1    CRF            Vegas Mountain Shopping Center                      2506 Seventh Street
  230      1    CRF            AA Climate Control II                               6701 Gulfway Drive
           1    CRF            Rib Mountain Shopping Center & Post Whiting Center  Various
  231      1    CRF            Rib Mountain Shopping Center                        4500 Rib Mountain Drive
  232      1    CRF            Post Whiting Center                                 2417 Post Road
  233      1    PNC            Commonwealth Commons                                2881 East Oakland Park Boulevard
  234      1    MLML           Wells Fargo - Houston                               2613 Austin Street
  235      1    CRF            Horizon Center                                      13497 Research Boulevard
  236      1    CRF            Oak Plaza                                           3005 South 83rd Plaza
  237      1    CRF            Pines Road Marketplace                              6730 Pines Road
  238      2    CRF            Timbers Apartments                                  1224 North Albert Pike Avenue
  239      1    MLML           Walmart Shops at Panola                             5445 Fairington Road
  240      1    CRF            Big Spring Marketplace                              111 East Marcy Street
  241      1    CRF            Storage One at Regena                               6275 North Tenaya Way
  242      1    CRF            Woodbury Courts                                     124-128 South River Road
  243      1    MLML           Advanced Stor Edge                                  2271 Woodbridge Avenue
  244      2    CRF            The Village Apartments                              3600 Kinkead Avenue
  245      2    CRF            Arrowhead MHP                                       4175 West 4th Street
  246      1    PNC            Latta Road Plaza                                    4419-4433 Dewey Avenue
  247      2    CRF            Laurel Canyon Apartments                            6901 Laurel Canyon Boulevard
  248      1    CRF            Green Turtle Plaza                                  2532-2562-2592 West Indiantown Road
  249      1    CRF            Boulevard Plaza                                     696 East Altamonte Boulevard
  250      2    MLML           Beech Kearny Apartments                             91 Beech Street
  251      1    CRF            StorageHouse Self Storage                           401 North Scribner Street and 131 East Hudgins
                                                                                   Street
  252      1    PNC            College Hill Square                                 410 N. Hillside
  253      1    CRF            Wavell Showcase & Furniture                         10821 & 10831 Bloomfield Street
  254      1    CRF            Hobart Plaza                                        5301 Sunset Boulevard
  255      1    CRF            Spectrum Health Grand Rapids                        3350 Broadmoor Avenue Southeast
  256      2    CRF            Holiday Acres                                       2701 Leary Lane
  257      1    MLML           AGA Medical                                         1340 Upper Hembree Road
  258      1    CRF            Mays Crossing                                       300 Mays Crossing Drive
  259      1    CRF            Available Self Storage                              37200 Post Street
  260      1    CRF            222 Camp Wisdom Village                             222 West Camp Wisdom Road
  261      2    CRF            Longfellow Apartments                               1215 Longfellow
  262      2    CRF            Vineyards on Garland Apartments                     2000 North Garland Avenue
  263      1    CRF            Centerpointe Plaza                                  2668 South 31st Street
  264      1    CRF            Golden West Plaza                                   9704-9744 Lower Azusa Road
  265      1    CRF            Weiner Corp. Building                               3501 Del Prado Boulevard Street
  266      2    PNC            Stone Ridge Apartments                              1020 West 37th Street
  267      1    CRF            Shops at Waterloo                                   6130-6160 Gender Road
  268      2    CRF            Jefferson Manor Townhomes                           1-37 Jefferson Court
  269      1    CRF            Oakbrooke Centre                                    337 Oakbrooke Drive
  270      1    CRF            Memorial Drive Retail Center                        4065 Memorial Drive
  271      1    PNC            Sabino Plaza                                        604 North Guadalupe Street
  272      1    CRF            3826 South New Hope Road                            3826 South New Hope Road
  273      1    PNC            Meridian Meadows Center                             3001-3030 Meridian Meadows Road
  274      1    CRF            Iron Mountain                                       1699 Hobbs Road
  275      1    CRF            Cypress Center                                      229 North Del Prado Boulevard
  276      1    CRF            Louetta Shopping Center                             3930 Louetta Road
  277      1    CRF            Callaghan Corners                                   8002 Callaghan Road
  278      1    CRF            Shops of South Cobb                                 4585 South Cobb Drive
  279      1    CRF            Taylor Plaza-Montgomery                             7711 Averiett Drive
  280      2    CRF            Collindale Apartments                               5223 Collindale Road
  281      1    CRF            Fed-Ex Kinkos                                       5895 Christie Avenue
  282      1    CRF            Southwest Mini Storage                              5811 49th Street
  283      2    CRF            Fairways Apartments                                 1237 38th Street South
  284      1    CRF            Lewis Lockup                                        6350 South Lewis Avenue East

                                                                                             NUMBER OF        PROPERTY
LOAN #               CITY                STATE         ZIP CODE              COUNTY         PROPERTIES          TYPE
------  ------------------------------  -------  -------------------  --------------------  ----------  --------------------

   1    Los Angeles                        CA           90036         Los Angeles                1      Multifamily
   2    Chicago                            IL           60606         Cook                       2      Office
 2.01   Chicago                            IL           60606         Cook                       1      Office
 2.02   Chicago                            IL           60606         Cook                       1      Office
   3    Various                         Various        Various        Various                    7      Office
 3.01   Bannockburn                        IL           60015         Lake                       1      Office
 3.02   Dallas                             TX           75206         Dallas                     1      Office
 3.03   Dallas                             TX           75206         Dallas                     1      Office
 3.04   Dallas                             TX           75206         Dallas                     1      Office
 3.05   Rolling Meadows                    IL           60008         Cook                       1      Office
 3.06   Mount Prospect                     IL           60056         Cook                       1      Office
 3.07   Chicago                            IL           60601         Cook                       1      Office
   4    Sugar Land                         TX           77479         Fort Bend                  1      Retail
   5    Rogers                             AR           72758         Benton                     1      Retail
   6    Fredericksburg                     VA           22401         Spotsylvania               1      Retail
   7    Various                         Various        Various        Various                   18      Various
 7.01   Washington                         DC           20007         District of Columbia       1      Mixed Use
 7.02   Washington                         DC           20007         District of Columbia       1      Retail
 7.03   Washington                         DC           20007         District of Columbia       1      Retail
 7.04   Washington                         DC           20007         District of Columbia       1      Retail
 7.05   Washington                         DC           20007         District of Columbia       1      Mixed Use
 7.06   Washington                         DC           20007         District of Columbia       1      Retail
 7.07   Washington                         DC           20007         District of Columbia       1      Retail
 7.08   Washington                         DC           20007         District of Columbia       1      Retail
 7.09   Washington                         DC           20007         District of Columbia       1      Retail
 7.10   Washington                         DC           20007         District of Columbia       1      Retail
 7.11   Washington                         DC           20007         District of Columbia       1      Mixed Use
 7.12   Washington                         DC           20007         District of Columbia       1      Retail
 7.13   Washington                         DC           20007         District of Columbia       1      Retail
 7.14   Washington                         DC           20007         District of Columbia       1      Mixed Use
 7.15   Washington                         DC           20007         District of Columbia       1      Retail
 7.16   Alexandria                         VA           22314         Alexandria City            1      Retail
 7.17   Washington                         DC           20007         District of Columbia       1      Retail
 7.18   Washington                         DC           20007         District of Columbia       1      Retail
   8    Various                         Various        Various        Various                   15      Hospitality
 8.01   Kansas City                        KS           66111         Wyandotte                  1      Hospitality
 8.02   Portage                            IN           46368         Porter                     1      Hospitality
 8.03   Kansas City                        KS           66111         Wyandotte                  1      Hospitality
 8.04   Fremont                            IN           46737         Steuben                    1      Hospitality
 8.05   Mishawaka                          IN           46545         St Joseph                  1      Hospitality
 8.06   Warsaw                             IN           46580         Kosciusko                  1      Hospitality
 8.07   Adrian                             MI           49221         Lenawee                    1      Hospitality
 8.08   Adrian                             MI           49221         Lenawee                    1      Hospitality
 8.09   La Porte                           IN           46350         La Porte                   1      Hospitality
 8.10   Chelsea                            MI           48118         Washtenaw                  1      Hospitality
 8.11   Marshall                           MI           49068         Calhoun                    1      Hospitality
 8.12   Howe                               IN           46746         Lagrange                   1      Hospitality
 8.13   Mishawaka                          IN           46545         St Joseph                  1      Hospitality
 8.14   Marshall                           MI           49068         Calhoun                    1      Hospitality
 8.15   Adrian                             MI           49221         Lenawee                    1      Hospitality
   9    Anaheim                            CA           92801         Orange                     1      Retail
  10    Las Vegas                          NV           89102         Clark                      1      Retail
  11    St. Louis Park                     MN           55416         Hennepin                   1      Office
  12    Springfield                        IL           62704         Sangamon                   1      Retail
  13    Chattanooga                        TN           37415         Hamilton                   1      Retail
  14    Long Beach                         CA           90803         Los Angeles                1      Retail
  15    Huntington Beach                   CA           92683         Orange                     1      Retail
  16    Walnut Creek                       CA           94596         Contra Costa               1      Retail
  17    Greeley                            CO           80631         Weld                       1      Retail
  18    Tucson                             AZ           85719         Pima                       1      Hospitality
  19    North Greenbush                    NY           12144         Rensselaer                 1      Multifamily
  20    Federal Way                        WA           98003         King                       1      Retail
  21    San Diego                          CA           92115         San Diego                  1      Retail
  22    Rancho Cucamonga                   CA           91730         San Bernardino             1      Retail
  23    Lutz                               FL           33549         Hillsborough               1      Multifamily
  24    Tustin                             CA           92780         Orange                     1      Retail
  25    Greece                             NY           14626         Monroe                     1      Retail
  26    Irving                             TX           75038         Dallas                     1      Office
  27    Grass Valley                       CA           95949         Nevada                     1      Retail
  28    Lake Stevens                       WA           98258         Snohomish                  1      Retail
  29    Chino                              CA           91710         San Bernardino             1      Retail
  30    Seattle                            WA           98121         King                       1      Hospitality
  31    Bedford                            TX           76021         Tarrant                    1      Office
  32    Las Vegas                          NV           89110         Clark                      1      Multifamily
  33    Moraga                             CA           94556         Contra Costa               1      Retail
  34    Washington                         DC           20037         District of Columbia       1      Hospitality
  35    Anaheim                            CA           92804         Orange                     1      Retail
  36    Indianapolis                       IN           46250         Marion                     1      Retail
  37    Vienna                             VA           22182         Fairfax                    1      Hospitality
  38    San Antonio                        TX           78205         Bexar                      1      Hospitality
  39    Montgomery                         AL           36109         Montgomery                 1      Office
  40    Windsor                            CA           95492         Sonoma                     1      Retail
  41    Las Vegas                          NV           89120         Clark                      1      Office
  42    San Dimas                          CA           91773         Los Angeles                1      Retail
  43    Lee's Summit                       MO           64082         Jackson                    1      Multifamily
  44    San Antonio                        TX           78230         Bexar                      1      Multifamily
  45    Huntington Beach                   CA           92649         Orange                     1      Retail
  46    Tacoma                             WA           98402         Pierce                     1      Hospitality
  47    Duarte                             CA           91010         Los Angeles                1      Retail
  48    Livermore                          CA           94551         Alameda                    1      Retail
  49    Victor                             NY           14564         Ontario                    1      Retail
  50    Tarzana                            CA           91356         Los Angeles                3      Office
 50.01  Tarzana                            CA           91356         Los Angeles                1      Office
 50.02  Tarzana                            CA           91356         Los Angeles                1      Office
 50.03  Tarzana                            CA           91356         Los Angeles                1      Office
  51    Various                            FL          Various        Various                    2      Retail
 51.01  Clearwater                         FL           33760         Pinellas                   1      Retail
 51.02  Sanford                            FL           32771         Seminole                   1      Retail
  52    San Diego                          CA           92105         San Diego                  1      Retail
  53    Durham                             NC           27713         Durham                     1      Mixed Use
  54    Sterling                           VA           20166         Loudoun                    1      Retail
  55    Various                            TX          Various        Various                    2      Mixed Use
 55.01  Carrollton                         TX           75006         Dallas                     1      Mixed Use
 55.02  Lewisville                         TX           75067         Denton                     1      Mixed Use
  56    Santa Rosa                         CA           95405         Sonoma                     1      Multifamily
  57    Landover                           MD           20785         Prince George's            1      Industrial
  58    Fremont                            CA           94536         Alameda                    1      Retail
  59    New York                           NY           10038         New York                   1      Hospitality
  60    Los Angeles                        CA           90015         Los Angeles                1      Retail
  61    Los Angeles                        CA           90015         Los Angeles                1      Retail
  62    Jensen Beach                       FL           34957         Martin                     1      Retail
  63    Mill Creek                         WA           98012         Snohomish                  1      Retail
  64    Edina                              MN           55435         Hennepin                   1      Office
  65    La Verne                           CA           91750         Los Angeles                1      Retail
  66    Perris                             CA           92571         Riverside                  1      Retail
  67    Poughkeepsie                       NY           12601         Dutchess                   1      Retail
  68    San Leandro                        CA           94578         Alameda                    1      Retail
  69    Reno                               NV           89519         Washoe                     1      Retail
  70    Katy                               TX           77450         Fort Bend County           1      Multifamily
  71    Orangevale                         CA           95662         Sacramento                 1      Retail
  72    Ann Arbor                          MI           48104         Washtenaw                  8      Various
 72.01  Ann Arbor                          MI           48104         Washtenaw                  1      Multifamily
 72.02  Ann Arbor                          MI           48104         Washtenaw                  1      Multifamily
 72.03  Ann Arbor                          MI           48104         Washtenaw                  1      Multifamily
 72.04  Ann Arbor                          MI           48104         Washtenaw                  1      Multifamily
 72.05  Ann Arbor                          MI           48104         Washtenaw                  1      Multifamily
 72.06  Ann Arbor                          MI           48104         Washtenaw                  1      Multifamily
 72.07  Ann Arbor                          MI           48104         Washtenaw                  1      Multifamily
 72.08  Ann Arbor                          MI           48104         Washtenaw                  1      Office
  73    White Marsh                        MD           21162         Baltimore                  1      Retail
        Rochester                          NY          Various        Monroe                     3      Various
  74    Rochester                          NY           14604         Monroe                     1      Multifamily
  75    Rochester                          NY           14607         Monroe                     1      Multifamily
  76    Rochester                          NY           14607         Monroe                     1      Office
  77    Ballwin                            MO           63021         Saint Louis                1      Office
  78    Las Vegas                          NV           89146         Clark                      1      Retail
  79    Everett                            WA           98208         Snohomish                  1      Retail
  80    Mobile                             AL           36608         Mobile                     1      Retail
  81    Brighton                           MI           48116         Livingston                 2      Various
 81.01  Brighton                           MI           48116         Livingston                 1      Multifamily
 81.02  Brighton                           MI           48116         Livingston                 1      Other
  82    Kapolei                            HI           96707         Honolulu                   1      Industrial
  83    Riverhead                          NY           11901         Suffolk                    1      Retail
  84    Dunkirk                            NY           14048         Chautauqua                 1      Retail
  85    Houston                            TX           77040         Harris                     1      Multifamily
  86    Various                            TX          Various        Various                    2      Retail
 86.01  Houston                            TX           77094         Harris                     1      Retail
 86.02  League City                        TX           77573         Galveston                  1      Retail
  87    Charlotte                          NC           28287         Mecklenburg                1      Hospitality
  88    Euless                             TX           76039         Tarrant                    1      Multifamily
  89    Van Nuys                           CA           91411         Los Angeles                1      Retail
  90    Danbury                            CT           06810         Fairfield                  1      Hospitality
  91    San Jose                           CA           95131         Santa Clara                1      Industrial
  92    Yorba Linda                        CA           92887         Orange                     1      Retail
  93    Homewood                           AL           35209         Jefferson                  1      Multifamily
  94    Olympia                            WA           98502         Thurston                   1      Retail
  95    Pico Rivera                        CA           90660         Los Angeles                1      Industrial
  96    Benbrook                           TX           76126         Tarrant                    1      Multifamily
  97    Aurora                             CO           80011         Adams                      1      Hospitality
  98    Windsor                            CA           95492         Sonoma                     1      Retail
  99    Milwaukee                          WI           53223         Milwaukee                  1      Multifamily
  100   San Diego                          CA           92037         San Diego                  1      Mixed Use
  101   San Francisco                      CA           94115         San Francisco              1      Retail
  102   Goffstown                          NH           03045         Hillsborough               1      Retail
  103   Anchorage                          AK          Various        Anchorage                  6      Multifamily
103.01  Anchorage                          AK           99502         Anchorage                  1      Multifamily
103.02  Anchorage                          AK           99502         Anchorage                  1      Multifamily
103.03  Anchorage                          AK           99502         Anchorage                  1      Multifamily
103.04  Anchorage                          AK           99507         Anchorage                  1      Multifamily
103.05  Anchorage                          AK           99504         Anchorage                  1      Multifamily
103.06  Anchorage                          AK           99502         Anchorage                  1      Multifamily
  104   Lincoln                            RI           02865         Providence                 1      Hospitality
  105   Santa Monica                       CA           90405         Los Angeles                1      Mixed Use
  106   Knoxville                          TN           37922         Knox                       1      Hospitality
  107   Westlake Village                   CA           91361         Los Angeles                1      Hospitality
  108   Capitola                           CA           95010         Santa Cruz                 1      Retail
        Various                            CA          Various        Riverside                  2      Retail
  109   Indio                              CA           92201         Riverside                  1      Retail
  110   Perris                             CA           92571         Riverside                  1      Retail
  111   Anaheim                            CA           92806         Orange                     1      Retail
  112   Cheyenne                           WY           82009         Laramie                    1      Retail
  113   Jackson Heights                    NY           11372         Queens                     1      Mixed Use
  114   Erie                               MI           48133         Monroe                     1      Manufactured Housing
  115   Fresno                             CA           93720         Fresno                     1      Hospitality
  116   New York                           NY           10027         New York                   1      Mixed Use
  117   Ontario                            CA           91764         San Bernardino             1      Hospitality
  118   Duluth                             GA           30097         Fulton                     1      Retail
  119   Amherst (Buffalo)                  NY           14226         Erie                       1      Retail
  120   Paradise Valley                    AZ           85253         Maricopa                   1      Office
  121   Laurel                             MD           20723         Howard                     1      Retail
  122   Lubbock                            TX           79410         Lubbock                    1      Office
  123   Carlsbad                           CA           92008         San Diego                  1      Self Storage
  124   Ellenton                           FL           34222         Manatee                    1      Hospitality
  125   Victorville                        CA           92392         San Bernardino             1      Retail
  126   Evans                              NY           14047         Erie                       1      Retail
  127   Hamilton                           NJ           08619         Mercer                     1      Self Storage
  128   Houston                            TX           77099         Harris                     1      Multifamily
  129   Bloomington                        MN           55431         Hennepin                   1      Retail
  130   Chico                              CA           95973         Butte                      1      Manufactured Housing
  131   South Bend                         IN           46617         St. Joseph                 1      Multifamily
  132   Various                            FL          Various        Various                    2      Retail
132.01  Orlando                            FL           32819         Orange                     1      Retail
132.02  Daytona Beach                      FL           32174         Volusia                    1      Retail
  133   Norfolk                            VA           23502         Norfolk City               1      Office
  134   Windsor                            CT           06095         Hartford                   1      Hospitality
  135   Wayzata                            MN           55391         Hennepin                   1      Mixed Use
  136   Fair Oaks                          CA           95628         Sacramento                 1      Retail
  137   Minneapolis                        MN           55402         Hennepin                   1      Multifamily
  138   Austin                             TX           78744         Travis                     1      Office
  139   Media                              PA           19063         Delaware                   1      Office
  140   Orlando                            FL           32837         Orange                     1      Retail
  141   Lake Forest                        CA           92630         Orange                     1      Retail
  142   Boise                              ID           83713         Ada                        1      Hospitality
  143   Branson                            MO           65616         Taney                      1      Multifamily
  144   Santa Ana                          CA           92705         Orange                     1      Hospitality
  145   Azusa                              CA           91702         Los Angeles                1      Multifamily
  146   Worcester                          MA           01606         Worcester                  1      Industrial
  147   Lincoln                            NE          Various        Lancaster                  2      Multifamily
147.01  Lincoln                            NE           68521         Lancaster                  1      Multifamily
147.02  Lincoln                            NE           68506         Lancaster                  1      Multifamily
  148   Santa Monica                       CA           90401         Los Angeles                1      Retail
  149   San Diego                          CA           92123         San Diego                  1      Industrial
  150   Baltimore                          MD           21224         Baltimore City             1      Retail
  151   San Francisco                      CA           94115         San Francisco              1      Retail
  152   Upland                             CA           91786         San Bernardino             1      Self Storage
  153   Norman                             OK           73071         Cleveland County           1      Multifamily
  154   Chino                              CA           91710         San Bernardino             1      Retail
  155   Ocala                              FL           34474         Marion                     1      Retail
  156   Moorpark                           CA           93021         Ventura                    1      Mixed Use
  157   Vista                              CA           92084         San Diego                  1      Multifamily
  158   Perkasie                           PA           18944         Bucks                      1      Retail
  159   Lockport                           IL           60441         Will                       1      Retail
  160   Riverside                          CA           92505         Riverside                  1      Retail
  161   Hoover                             AL           35244         Shelby                     1      Office
  162   Kennesaw                           GA           30144         Cobb                       1      Retail
  163   Norcross                           GA           30093         Gwinnett                   1      Retail
  164   Seattle                            WA           98104         King                       1      Office
  165   Portland                           OR           97215         Multnomah                  1      Retail
  166   Pomona                             CA           91768         Los Angeles                1      Office
  167   Norwalk                            CT           06850         Fairfield                  1      Office
  168   Prattville                         AL           36066         Elmore                     1      Multifamily
  169   Houston                            TX           77092         Harris                     1      Multifamily
  170   Phoenix                            AZ           85021         Maricopa                   1      Multifamily
  171   Glendale                           AZ           85308         Maricopa                   1      Self Storage
  172   Miami                              FL           33172         Miami-Dade                 1      Office
  173   Jamaica Plain; Boston; Medford     MA    02130; 02109; 02155  Suffolk; Middlesex         1      Other
  174   Las Vegas                          NV          Various        Clark                      2      Various
174.01  Las Vegas                          NV           89139         Clark                      1      Retail
174.02  Las Vegas                          NV           89120         Clark                      1      Office
  175   Malibu                             CA           90265         Los Angeles                1      Office
  176   Orlando                            FL           32837         Orange                     1      Retail
  177   Miami                              FL           33139         Miami-Dade                 1      Retail
  178   Arlington                          TX           76006         Tarrant                    1      Multifamily
  179   Las Vegas                          NV           89117         Clark                      1      Self Storage
  180   Brownsville                        TX           78526         Cameron                    1      Retail
  181   Carmel                             IN           46032         Hamilton                   1      Mixed Use
  182   Clarence                           NY           14031         Erie                       1      Manufactured Housing
  183   Newbury Park                       CA           91320         Ventura                    1      Mixed Use
  184   Des Moines                         IA           50309         Polk                       1      Multifamily
  185   Rochester                          NY           14607         Monroe                     1      Mixed Use
  186   Orlando                            FL           32826         Orange                     1      Retail
  187   College Station                    TX           77840         Brazos                     1      Multifamily
  188   Miami Beach                        FL           33139         Miami-Dade                 1      Hospitality
  189   College Station                    TX           77840         Brazos                     1      Multifamily
  190   Marysville                         OH           43040         Union                      1      Manufactured Housing
  191   Los Angeles                        CA           90015         Los Angeles                1      Retail
  192   Richmond                           VA           23219         Richmond City              1      Multifamily
  193   Pell City                          AL           35125         St. Clair                  1      Hospitality
  194   Attalla                            AL           35954         Etowah                     1      Retail
  195   Las Vegas                          NV           89103         Clark                      1      Retail
  196   Grass Valley                       CA           95945         Nevada                     1      Self Storage
  197   Brawley                            CA           92227         Imperial                   1      Office
  198   Midland                            TX           79703         Midland                    1      Hospitality
  199   San Francisco                      CA           94115         San Francisco              1      Retail
  200   Los Angeles                        CA           90064         Los Angeles                1      Self Storage
  201   Portland                           OR           97203         Multnomah                  1      Industrial
  202   Fort Wayne                         IN           46835         Allen                      1      Retail
  203   Seaford                            DE           19973         Sussex                     1      Retail
  204   Durham                             NC           27707         Durham                     1      Multifamily
  205   Pinehurst                          TX           77362         Montgomery                 1      Retail
  206   Silverdale                         WA           98383         Kitsap                     1      Retail
  207   Austin                             TX           78741         Travis                     1      Multifamily
  208   Naperville                         IL           60540         DuPage                     1      Retail
  209   Highland                           CA           92346         San Bernardino             1      Retail
  210   Corona                             CA           92882         Riverside                  1      Retail
  211   Magnolia                           DE           19962         Kent                       1      Retail
  212   Torrington                         CT           06790         Litchfield                 1      Self Storage
  213   Elk Grove                          CA           95758         Sacramento                 1      Retail
  214   Tempe                              AZ           85281         Maricopa                   1      Hospitality
  215   Birmingham                         AL           35242         Shelby                     1      Retail
  216   Norwalk                            CA           90650         Los Angeles                1      Retail
  217   Mesquite                           TX           75149         Dallas                     1      Multifamily
  218   Oceanside                          CA           92057         San Diego                  1      Retail
  219   Los Angeles                        CA           90012         Los Angeles                1      Office
  220   Santa Monica                       CA           90404         Los Angeles                1      Retail
  221   Richmond                           VA           23231         Richmond City              1      Multifamily
  222   Santa Rosa                         CA           95407         Sonoma                     1      Self Storage
  223   Yuba City                          CA           95991         Sutter                     1      Self Storage
  224   Wichita                            KS           67205         Sedgwick                   1      Retail
  225   Broken Arrow                       OK           74012         Tulsa                      1      Office
  226   McAllen                            TX           78501         Hidalgo                    1      Office
  227   Various                            GA          Various        Various                    5      Retail
227.01  Jenkinsburg                        GA           30234         Butts                      1      Retail
227.02  Stockbridge                        GA           30281         Henry                      1      Retail
227.03  McDonough                          GA           30253         Henry                      1      Retail
227.04  Jackson                            GA           30233         Butts                      1      Retail
227.05  Stockbridge                        GA           30281         Henry                      1      Retail
  228   Gardnerville                       NV           89410         Polk                       1      Multifamily
  229   Las Vegas                          NM           87701         San Miguel                 1      Retail
  230   Groves                             TX           77619         Jefferson                  1      Self Storage
        Various                            WI          Various        Various                    2      Various
  231   Wasau                              WI           54401         Marathon                   1      Retail
  232   Stevens Point                      WI           54481         Portage                    1      Office
  233   Fort Lauderdale                    FL           33306         Broward                    1      Office
  234   Houston                            TX           77004         Harris                     1      Office
  235   Austin                             TX           78750         Williamson                 1      Retail
  236   Omaha                              NE           68124         Douglas                    1      Retail
  237   Shreveport                         LA           71129         Caddo                      1      Retail
  238   Fort Smith                         AR           72904         Sebastian                  1      Multifamily
  239   Lithonia                           GA           30038         DeKalb                     1      Retail
  240   Big Spring                         TX           79720         Howard                     1      Retail
  241   Las Vegas                          NV           89130         Clark                      1      Self Storage
  242   Bedford                            NH           03110         Hillsborough               1      Retail
  243   Edison                             NJ           08817         Middlesex                  1      Self Storage
  244   Fort Smith                         AR           72903         Sebastian                  1      Multifamily
  245   Reno                               NV           89523         Washoe                     1      Manufactured Housing
  246   Greece                             NY           14616         Monroe                     1      Retail
  247   North Hollywood                    CA           91605         Los Angeles                1      Multifamily
  248   Jupiter                            FL           33458         Palm Beach                 1      Retail
  249   Altamonte Springs                  FL           32701         Seminole                   1      Retail
  250   Kearny                             NJ           07032         Hudson                     1      Multifamily
  251   Grapevine                          TX           76051         Tarrant                    1      Self Storage
  252   Wichita                            KS           67214         Sedgwick                   1      Retail
  253   Los Alamitos                       CA           90720         Orange                     1      Industrial
  254   Los Angeles                        CA           90027         Los Angeles                1      Retail
  255   Kentwood                           MI           49512         Kent                       1      Office
  256   Victoria                           TX           77901         Victoria                   1      Manufactured Housing
  257   Alpharetta                         GA           30318         Fulton                     1      Office
  258   Round Rock                         TX           78664         Williamson                 1      Retail
  259   Fremont                            CA           94536         Alameda                    1      Self Storage
  260   Duncanville                        TX           75116         Dallas                     1      Retail
  261   Beaumont                           TX           77706         Jefferson                  1      Multifamily
  262   Fayetteville                       AR           72701         Washington                 1      Multifamily
  263   Temple                             TX           76504         Bell                       1      Retail
  264   El Monte                           CA           91731         Los Angeles                1      Retail
  265   Cape Coral                         FL           33904         Lee                        1      Office
  266   Chattanooga                        TN           37410         Hamilton                   1      Multifamily
  267   Canal Winchester                   OH           74560         Franklin                   1      Retail
  268   Fairport                           NY           14450         Monroe                     1      Multifamily
  269   Mount Washington                   KY           40047         Bullitt                    1      Retail
  270   Decatur                            GA           30032         Dekalb                     1      Retail
  271   Santa Fe                           NM           87501         Santa Fe                   1      Retail
  272   Gastonia                           NC           28056         Gaston                     1      Retail
  273   Greenwood                          IN           46142         Johnson                    1      Retail
  274   Auburndale                         FL           33823         Polk                       1      Industrial
  275   Cape Coral                         FL           33909         Lee                        1      Retail
  276   Spring                             TX           77388         Harris                     1      Retail
  277   San Antonio                        TX           78230         Bexar                      1      Retail
  278   Smyrna                             GA           30080         Cobb                       1      Retail
  279   Montgomery                         AL           36116         Montgomery                 1      Retail
  280   Richmond                           VA           23234         Chesterfield               1      Multifamily
  281   Emeryville                         CA           94608         Alameda                    1      Retail
  282   Lubbock                            TX           79424         Lubbock                    1      Self Storage
  283   Birmingham                         AL           35222         Jefferson                  1      Multifamily
  284   Tulsa                              OK           74136         Tulsa                      1      Self Storage

                 PROPERTY          3RD MOST RECENT  3RD MOST RECENT  2ND MOST RECENT     2ND MOST RECENT     MOST RECENT
LOAN #           SUBTYPE               NOI ($)          NOI DATE          NOI ($)            NOI DATE          NOI ($)
------  -------------------------  ---------------  ---------------  ---------------  ---------------------  -----------

   1    Garden and High-Rise            50,399,689       12/31/2004       55,981,417             12/31/2005   57,126,855
   2    CBD                             19,989,383       12/31/2004       16,710,316             12/31/2005   16,192,046
 2.01   CBD                             11,350,116       12/31/2004        7,246,227             12/31/2005    7,675,845
 2.02   CBD                              8,639,267       12/31/2004        9,464,089             12/31/2005    8,516,201
   3    Various                         11,159,252       12/31/2004       14,956,953             12/31/2005   15,405,581
 3.01   Suburban                         2,218,287       12/31/2004        1,579,246             12/31/2005    1,854,397
 3.02   Urban                            1,204,233       12/31/2004        1,888,873             12/31/2005    1,571,791
 3.03   Urban                            2,401,908       12/31/2004        1,385,808             12/31/2005    1,234,040
 3.04   Urban                            1,670,716       12/31/2004        1,849,112             12/31/2005    1,785,499
 3.05   Suburban                         1,063,469       12/31/2004        1,792,947             12/31/2005    1,413,375
 3.06   Suburban                                                             969,260             12/31/2005      905,664
 3.07   CBD                              2,600,639       12/31/2004        5,491,707             12/31/2005    6,640,815
   4    Anchored                        10,789,872       12/31/2004       11,969,819             12/31/2005   11,758,011
   5    Anchored
   6    Anchored                         8,282,929       12/31/2004        9,044,056             12/31/2005    9,042,404
   7    Various                          5,970,060       12/31/2004        5,755,481             12/31/2005    6,386,292
 7.01   Office/Retail
 7.02   Unanchored
 7.03   Unanchored
 7.04   Unanchored
 7.05   Office/Retail
 7.06   Unanchored
 7.07   Unanchored
 7.08   Unanchored
 7.09   Unanchored
 7.10   Unanchored
 7.11   Office/Retail
 7.12   Unanchored
 7.13   Unanchored
 7.14   Retail/Multifamily
 7.15   Unanchored
 7.16   Anchored
 7.17   Unanchored
 7.18   Unanchored
   8    Limited Service                  5,991,485       12/31/2004        6,129,919             12/31/2005    7,006,665
 8.01   Limited Service                                                      185,659             12/31/2005      732,808
 8.02   Limited Service                    635,405       12/31/2004          661,910             12/31/2005      776,154
 8.03   Limited Service                    517,795       12/31/2004          651,242             12/31/2005      787,479
 8.04   Limited Service                    495,097       12/31/2004          461,762             12/31/2005      629,150
 8.05   Limited Service                    439,609       12/31/2004          492,926             12/31/2005      621,503
 8.06   Limited Service                    471,277       12/31/2004          534,091             12/31/2005      571,298
 8.07   Limited Service                    488,690       12/31/2004          536,961             12/31/2005      520,441
 8.08   Limited Service                    537,413       12/31/2004          486,107             12/31/2005      413,795
 8.09   Limited Service                    345,851       12/31/2004          342,490             12/31/2005      327,947
 8.10   Limited Service                    326,003       12/31/2004          290,000             12/31/2005      332,480
 8.11   Limited Service                    112,043       12/31/2004          300,601             12/31/2005      334,708
 8.12   Limited Service                    302,339       12/31/2004          291,240             12/31/2005      307,895
 8.13   Limited Service                    601,832       12/31/2004          303,459             12/31/2005       83,554
 8.14   Limited Service                    515,757       12/31/2004          364,443             12/31/2005      323,339
 8.15   Limited Service                    202,374       12/31/2004          227,028             12/31/2005      244,114
   9    Anchored                         3,585,233       12/31/2004        4,705,051             12/31/2005    5,136,899
  10    Anchored                         4,301,254       12/31/2004        4,475,564             12/31/2005    4,566,276
  11    Suburban                                                                                               3,829,821
  12    Anchored                         8,119,309       12/31/2004        8,766,425             12/31/2005    8,590,759
  13    Anchored                         4,195,833       12/31/2004        4,078,339             12/31/2005    4,404,249
  14    Anchored                         2,764,257       12/31/2004        3,603,853             12/31/2005    3,689,816
  15    Anchored                         3,358,945       12/31/2004        3,817,976             12/31/2005    4,067,692
  16    Anchored                         2,549,280       12/31/2004        2,666,779             12/31/2005    2,929,900
  17    Anchored                         3,964,682       12/31/2004        4,564,581             12/31/2005    4,453,882
  18    Full Service                     3,088,867       12/31/2004        3,814,438             12/31/2005    4,310,243
  19    Garden                                                             2,983,690             12/31/2005    3,001,492
  20    Anchored                                                                                               2,328,459
  21    Anchored                         2,613,119       12/31/2004        2,341,471             12/31/2005    2,477,201
  22    Unanchored                       2,779,297       12/31/2004        2,924,069             12/31/2005    3,507,359
  23    Student Housing                  2,682,700       12/31/2004        2,727,465             12/31/2005    3,179,236
  24    Anchored                         2,515,697       12/31/2004        2,575,046             12/31/2005    2,836,139
  25    Anchored                         3,443,213       12/31/2003        3,258,596             12/31/2004    2,869,343
  26    Suburban                          -302,644        6/30/2004          908,066              6/30/2005    1,921,832
  27    Anchored                         2,549,282       12/31/2004        2,589,650             12/31/2005    2,670,142
  28    Anchored                         2,282,610       12/31/2004        2,627,144             12/31/2005    2,666,147
  29    Anchored                         2,411,367       12/31/2004        2,434,210             12/31/2005    2,500,479
  30    Full Service                     2,680,701       12/31/2004        2,989,344             12/31/2005    4,170,908
  31    Suburban                                                           2,543,197             12/31/2005    2,944,164
  32    Garden                           1,365,911       12/31/2004        1,569,583             12/31/2005    1,704,845
  33    Anchored                         1,670,098       12/31/2004        1,832,229             12/31/2005    2,000,658
  34    Limited Service                                                    2,709,295             12/31/2005    2,871,590
  35    Anchored                         2,129,593       12/31/2004        2,215,836             12/31/2005    2,234,900
  36    Anchored                         2,033,323       12/31/2004        2,009,213             12/31/2005    2,399,191
  37    Limited Service                  2,238,174       12/31/2004        2,477,715             12/31/2005    2,908,207
  38    Limited Service                  1,234,473       12/31/2004        2,508,936             12/31/2005    2,735,254
  39    Suburban                         2,154,682       12/31/2004        2,394,363             12/31/2005    2,457,316
  40    Anchored                         2,036,380       12/31/2004        2,071,618             12/31/2005    2,095,664
  41    Office/Industrial                                                  1,640,936             12/31/2005    1,883,861
  42    Anchored                         2,237,987       12/31/2004        2,463,837             12/31/2005    2,479,997
  43    Garden                                                                                                   830,666
  44    Garden                                                             1,465,191             12/31/2005    1,587,137
  45    Anchored                         1,718,198       12/31/2004        1,887,862             12/31/2005    1,855,044
  46    Limited Service                                                    1,170,552             12/31/2005    1,935,852
  47    Single Tenant
  48    Anchored                         1,664,233       12/31/2004        1,935,733             12/31/2005    1,910,639
  49    Unanchored                       1,439,361       12/31/2004        1,508,664             12/31/2005    1,723,499
  50    Urban                            1,873,008       12/31/2004        2,056,624             12/31/2005    2,140,217
 50.01  Urban                            1,293,740       12/31/2004        1,305,588             12/31/2005    1,312,972
 50.02  Urban                              301,481       12/31/2004          376,804             12/31/2005      415,943
 50.03  Urban                              277,787       12/31/2004          374,232             12/31/2005      411,302
  51    Single Tenant
 51.01  Single Tenant
 51.02  Single Tenant
  52    Anchored                         1,839,611       12/31/2004        1,899,007             12/31/2005    1,905,086
  53    Office/Retail                    1,180,049       12/31/2004        1,369,410             12/31/2005    1,502,067
  54    Single Tenant
  55    Office/Industrial                                                                                      2,070,485
 55.01  Office/Industrial
 55.02  Office/Industrial
  56    Garden                                                                                                 1,183,693
  57    Warehouse                        1,421,178       12/31/2004        1,432,076             12/31/2005    1,426,593
  58    Anchored                         1,536,824       12/31/2004        1,593,955             12/31/2005    1,623,820
  59    Limited Service
  60    Unanchored                       1,418,954       12/31/2004        1,507,456             12/31/2005    1,706,856
  61    Unanchored
  62    Anchored                         1,408,363       12/31/2004        1,560,348             12/31/2005    1,607,267
  63    Anchored                         1,644,112       12/31/2004        1,644,282             12/31/2005    1,517,009
  64    Suburban                                                                                                 529,153
  65    Anchored                         1,257,076       12/31/2004        1,509,102             12/31/2005    1,571,339
  66    Anchored                         1,401,750       12/31/2004        1,478,628             12/31/2005    1,526,291
  67    Anchored
  68    Anchored                         1,220,180       12/31/2004        1,427,906             12/31/2005    1,390,913
  69    Anchored                         1,451,103       12/31/2004        1,476,707             12/31/2005    1,570,761
  70    Garden                                                               952,399             12/31/2005    1,207,177
  71    Anchored                         1,324,766       12/31/2004        1,406,154             12/31/2005    1,414,293
  72    Various                          1,484,693        8/31/2004        1,625,009              8/31/2005    1,631,153
 72.01  Student Housing                    439,068        8/31/2004          407,425              8/31/2005      400,156
 72.02  Student Housing                    178,681        8/31/2004          283,023              8/31/2005      290,154
 72.03  Student Housing                    308,041        8/31/2004          311,614              8/31/2005      314,639
 72.04  Student Housing                    186,898        8/31/2004          183,334              8/31/2005      177,933
 72.05  Student Housing                    172,138        8/31/2004          162,511              8/31/2005      168,056
 72.06  Student Housing                    107,482        8/31/2004          118,213              8/31/2005      120,830
 72.07  Student Housing                     21,412        8/31/2004          100,367              8/31/2005       91,359
 72.08  Suburban                            70,973        8/31/2004           58,522              8/31/2005       68,026
  73    Single Tenant
        Various                                                            1,555,682             12/31/2005    1,576,575
  74    Mid Rise                                                           1,075,775             12/31/2005    1,090,732
  75    Low Rise                                                             282,575             12/31/2005      285,074
  76    Urban                              183,777       12/31/2004          197,332             12/31/2005      200,769
  77    Suburban                         1,876,542       12/31/2004        1,750,364             12/31/2005    1,758,337
  78    Shadow Anchored
  79    Anchored                           935,689       12/31/2004        1,293,503             12/31/2005    1,370,858
  80    Anchored                           360,423       12/31/2004          784,043             12/31/2005      880,565
  81    Various                                                            1,133,421             12/31/2005    1,688,271
 81.01  Senior Housing                                                       951,194             12/31/2005    1,507,038
 81.02  Day Care Facility                                                    182,227             12/31/2005      181,233
  82    Warehouse                        1,574,804        2/28/2004        1,585,105              2/28/2005    1,609,787
  83    Anchored                                                             660,183             12/31/2004      747,920
  84    Anchored
  85    Garden                                                                                                 1,282,544
  86    Single Tenant
 86.01  Single Tenant
 86.02  Single Tenant
  87    Limited Service                  1,176,321       12/31/2004        1,368,123             12/31/2005    1,583,797
  88    Garden                                                             1,050,347             12/31/2005    1,205,384
  89    Anchored                         1,225,716       12/31/2004        1,455,681             12/31/2005    1,482,545
  90    Limited Service                  1,477,597       12/31/2004        1,695,919             12/31/2005    1,683,898
  91    Office/Industrial
  92    Anchored                                                           1,302,550             12/31/2005    1,275,404
  93    Garden                             936,896       12/31/2004        1,133,006             12/31/2005    1,237,314
  94    Anchored                         1,370,687       12/31/2004        1,484,382             12/31/2005    1,608,474
  95    Flex                             1,028,541       12/31/2004        1,094,783             12/31/2005    1,119,395
  96    Garden                                                                                                 1,077,342
  97    Limited Service                                                                                        2,085,928
  98    Anchored                         1,126,191       12/31/2004        1,150,705             12/31/2005    1,176,830
  99    Garden                           1,276,263       12/31/2004        1,229,670             12/31/2005    1,307,341
  100   Office/Retail                      945,840       12/31/2004        1,078,133             12/31/2005    1,037,319
  101   Unanchored                       1,119,194       12/31/2004        1,200,604             12/31/2005    1,255,484
  102   Anchored                         1,056,101       12/31/2004        1,065,945             12/31/2005    1,176,721
  103   Garden                           1,047,892       12/31/2004        1,035,119             12/31/2005    1,101,764
103.01  Garden                             698,199       12/31/2004          739,673             12/31/2005      768,646
103.02  Garden                             170,137       12/31/2004          144,490             12/31/2005      163,520
103.03  Garden                             121,555       12/31/2004          103,769             12/31/2005      116,472
103.04  Garden
103.05  Garden
103.06  Garden                              58,001       12/31/2004           47,187             12/31/2005       53,126
  104   Limited Service                  1,189,773       12/31/2004        1,480,110             12/31/2005    1,555,725
  105   Retail/Office                      950,924       12/31/2004          996,251             12/31/2005    1,039,399
  106   Limited Service                                                      964,612             12/31/2005    1,605,054
  107   Full Service                     2,895,217       12/31/2004        2,938,738             12/31/2005    3,350,607
  108   Anchored                         1,236,000       12/31/2004        1,236,000             12/31/2005    1,229,820
        Anchored
  109   Anchored
  110   Anchored
  111   Anchored                           917,620       12/31/2004          942,486             12/31/2005    1,004,654
  112   Anchored                                                                                               1,060,419
  113   Retail/Office                                                        467,519             12/31/2004      746,500
  114   Mobile Home Park                                                     685,766             12/31/2005      787,524
  115   Lodging                                                            1,645,654             12/31/2005    1,796,438
  116   Retail/Office                    1,090,432       12/31/2003        1,139,322             12/31/2004    1,156,178
  117   Full Service                                                       1,452,734             12/31/2005    1,477,622
  118   Unanchored
  119   Anchored                                                                                                 116,529
  120   Medical                                                              470,073             12/31/2004      343,541
  121   Single Tenant
  122   Suburban
  123   Self Storage                                                                                             739,992
  124   Limited Service                    799,996       12/31/2004        1,094,255             12/31/2005    1,179,546
  125   Anchored
  126   Anchored
  127   Self-Storage                       920,171       12/31/2004          857,051             12/31/2005      868,010
  128   Garden                           1,022,750       12/31/2004          805,373             12/31/2005      781,511
  129   Anchored
  130   Mobile Home Park                                                     718,716             12/31/2005      731,625
  131   Garden                             518,854       12/31/2004          584,122             12/31/2005      559,988
  132   Anchored                                                                                               1,212,529
132.01  Anchored                                                                                                 595,145
132.02  Anchored                                                                                                 617,384
  133   Suburban                           866,897       12/31/2004          781,227             12/31/2005      807,428
  134   Limited Service                    922,782       12/31/2004        1,028,108             12/31/2005    1,070,819
  135   Office/Retail                      152,112       12/31/2004          458,610             12/31/2005      525,701
  136   Anchored                           896,587       12/31/2004          964,102             12/31/2005      992,537
  137   Mid/High Rise                                                                                            520,129
  138   Suburban                           837,753       12/31/2004          320,855             12/31/2005       60,785
  139   Suburban                                                             666,908             12/31/2004      865,782
  140   Anchored
  141   Anchored                           806,962       12/31/2004          836,778             12/31/2005      857,652
  142   Limited Service                                                                                          923,120
  143   Garden
  144   Full Service                       658,737       12/31/2004          981,782             12/31/2005    1,159,330
  145   Garden                             708,381       12/31/2004          728,802             12/31/2005      743,707
  146   Warehouse/Distribution
  147   Garden                                                               611,849             12/31/2005      864,885
147.01  Garden                                                               293,775             12/31/2005      544,208
147.02  Garden                             328,221       12/31/2004          318,074             12/31/2005      320,677
  148   Unanchored                         640,031       12/31/2003          659,419             12/31/2004      775,791
  149   Flex                               632,092       12/31/2004          436,515             12/31/2005      689,096
  150   Anchored
  151   Anchored
  152   Self Storage                       520,462        3/31/2005          673,126              3/31/2006      775,291
  153   Garden                             478,555       12/31/2004          484,809             12/31/2005      654,889
  154   Anchored
  155   Unanchored                         543,495       12/31/2004          572,897             12/31/2005      585,762
  156   Office/Retail                                                        743,936             12/31/2004      767,437
  157   Garden                             448,540       12/31/2004          543,599             12/31/2005      595,571
  158   Anchored                           686,490       12/31/2004          719,272             12/31/2005      729,624
  159   Unanchored                         615,553       12/31/2004          697,909             12/31/2005      709,897
  160   Unanchored                         832,167       12/31/2004          987,472             12/31/2005      944,671
  161   Medical                                                                                                  402,098
  162   Single Tenant                                                      1,184,905             12/31/2004    1,157,721
  163   Anchored                                                           1,212,859              6/30/2004    1,187,916
  164   Urban                              232,166       12/31/2004          337,242             12/31/2005      528,977
  165   Anchored                           528,583       12/31/2004          576,901             12/31/2005      563,344
  166   Urban                              747,844       12/31/2004          759,186             12/31/2005      759,185
  167   Office/Industrial
  168   Garden                                                                                                   409,604
  169   Garden                                                               320,013             12/31/2005      671,628
  170   Garden                             345,843       12/31/2004          380,410             12/31/2005      422,565
  171   Self Storage                       452,953       12/31/2004          462,390             12/31/2005      508,790
  172   Suburban
  173   Parking Garage                     663,157       12/31/2004          554,809             12/31/2005      509,423
  174   Various
174.01  Unanchored
174.02  Suburban
  175   Suburban
  176   Unanchored                                                           343,067             12/31/2004      328,729
  177   Unanchored                         376,741       12/31/2003          519,299             12/31/2004      440,724
  178   Garden                             376,484       12/31/2004          425,961             12/31/2005      496,363
  179   Self Storage
  180   Unanchored                         506,953       12/31/2004          439,194             12/31/2005      478,215
  181   Office/Retail                                                        482,536             12/31/2004      507,470
  182   Mobile Home Park                   579,324       12/31/2004          539,375             12/31/2005      583,642
  183   Office/Retail                      513,550       12/31/2003          528,576             12/31/2004      533,370
  184   Garden                             512,227       12/31/2004          471,383             12/31/2005      481,815
  185   Office/Retail/Multifamily
  186   Anchored
  187   Garden                             732,733       12/31/2004          801,865             12/31/2005      853,495
  188   Full Service                       884,184       12/31/2004        1,216,475             12/31/2005    1,247,285
  189   Student Housing                                                      134,874             12/31/2005      358,554
  190   Mobile Home Park                   516,312       12/31/2004          500,039             12/31/2005      457,276
  191   Unanchored                         192,100       12/31/2004           11,125             12/31/2005      124,661
  192   Garden
  193   Limited Service                    836,085       12/31/2004          762,455             12/31/2005      787,933
  194   Unanchored
  195   Unanchored                                                           398,080  12/31/2005 (T-11 Ann.)     433,908
  196   Self Storage                                                          39,145             12/31/2005      259,489
  197   Medical                                                                                                  290,682
  198   Full Service                                                         535,945              7/31/2005      991,899
  199   Unanchored                         425,114       12/31/2004          348,520             12/31/2005      350,066
  200   Self Storage                       321,477       12/31/2004          349,158             12/31/2005      377,371
  201   Warehouse                          430,434       12/31/2004          460,834             12/31/2005      446,520
  202   Shadow Anchored
  203   Anchored                           329,586       12/31/2004          321,133             12/31/2005      353,593
  204   Garden                                                                                                   557,221
  205   Single Tenant
  206   Unanchored                         373,386       12/31/2004          396,755             12/31/2005      422,123
  207   Garden                                                               462,246             12/31/2005      467,213
  208   Unanchored                         381,059       12/31/2004          425,409             12/31/2005      431,106
  209   Anchored
  210   Anchored
  211   Anchored                           243,263       12/31/2004          287,248             12/31/2005      349,482
  212   Self Storage                       354,975       12/31/2004          345,028             12/31/2005      342,257
  213   Anchored                                                                                                 379,832
  214   Limited Service                    286,568       12/31/2004          384,031             12/31/2005      477,374
  215   Unanchored
  216   Unanchored                         661,112       12/31/2004          621,343             12/31/2005      631,065
  217   Garden                             389,714       12/31/2004          375,046             12/31/2005      389,801
  218   Unanchored                         256,940       12/31/2003          360,771             12/31/2004      275,681
  219   CBD                                                                  295,553             12/31/2005      336,984
  220   Unanchored                                                                                               220,454
  221   Garden                             388,653       12/31/2004          307,680             12/31/2005      347,725
  222   Self Storage                       329,369       12/31/2004          407,347             12/31/2005      430,855
  223   Self Storage                         6,729       12/31/2004          138,217             12/31/2005      326,845
  224   Shadow Anchored                                                      248,686             12/31/2005      231,913
  225   Suburban                                                                                                 162,071
  226   Suburban                                                                                                 252,026
  227   Unanchored                                                           298,030             12/31/2005      364,899
227.01  Unanchored                                                             1,421             12/31/2005       58,678
227.02  Unanchored                                                           109,565             12/31/2005       94,464
227.03  Unanchored                                                            75,309             12/31/2005       85,668
227.04  Unanchored                                                            61,983             12/31/2005       69,808
227.05  Unanchored                                                            49,752             12/31/2005       56,281
  228   Garden                                                                                                   301,887
  229   Anchored
  230   Self Storage                                                         137,050             12/31/2005      501,898
        Various                             71,616       12/31/2004          271,394             12/31/2005      363,414
  231   Unanchored                                                           224,025             12/31/2005      281,958
  232   Suburban                            71,616       12/31/2004           47,369             12/31/2005       81,456
  233   Single Tenant Office                57,208       12/31/2004          165,575             12/31/2005      352,988
  234   Suburban
  235   Unanchored                         213,682       12/31/2004          253,318             12/31/2005      329,519
  236   Unanchored                         471,568       12/31/2004          463,459             12/31/2005      512,735
  237   Anchored
  238   Garden                                                                                                   317,826
  239   Shadow Anchored
  240   Unanchored
  241   Self Storage                                                                                             353,922
  242   Unanchored                         238,375       12/31/2004          244,799             12/31/2005      251,742
  243   Self Storage                                                         171,834             12/31/2005      241,877
  244   Garden
  245   Mobile Home Park                                                     215,214             12/31/2004      243,736
  246   Unanchored                          96,369       12/31/2003          203,461             12/31/2004      227,113
  247   Garden
  248   Unanchored                         394,730       12/31/2003          412,885             12/31/2004      419,654
  249   Unanchored                         255,231       12/31/2004          278,378             12/31/2005      249,853
  250   Mid Rise                           195,701       12/31/2004          218,057             12/31/2005      209,564
  251   Self Storage                                                         236,888             12/31/2005      286,598
  252   Unanchored                         169,316       12/31/2004          245,149             12/31/2005      290,066
  253   Warehouse                          350,665       12/31/2003          357,244             12/31/2004      361,589
  254   Unanchored                          93,152       12/31/2004          202,860             12/31/2005      207,971
  255   Medical
  256   Mobile Home Park                   135,634       12/31/2004          156,309             12/31/2005      165,788
  257   Suburban
  258   Unanchored
  259   Self Storage                       334,566       12/31/2004          350,693             12/31/2005      411,564
  260   Unanchored                         226,594       12/31/2004          245,912             12/31/2005      226,344
  261   Garden                                                               441,505             12/31/2004      313,450
  262   Garden                                                               214,394             12/31/2005      209,122
  263   Unanchored
  264   Shadow Anchored
  265   Suburban                           270,899        9/30/2004          288,861              9/30/2005      310,257
  266   Section 42                                                             7,756             12/31/2005      146,797
  267   Shadow Anchored
  268   Garden                             208,453       12/31/2004          219,898             12/31/2005      211,971
  269   Unanchored
  270   Unanchored                         140,948       12/31/2004          155,995             12/31/2005      151,513
  271   Unanchored
  272   Unanchored                         100,877       12/31/2003          146,764             12/31/2004      173,308
  273   Unanchored                         172,240       12/31/2004          129,576             12/31/2005      164,685
  274   Warehouse                                                                                                167,125
  275   Unanchored
  276   Unanchored                                                            70,994             12/31/2005      123,809
  277   Unanchored
  278   Unanchored
  279   Unanchored
  280   Garden                                                                                                   105,875
  281   Unanchored                                                           162,244             12/31/2004      148,602
  282   Self Storage                        66,411       12/31/2004           69,263             12/31/2005      166,761
  283   Garden                                                                47,260             12/31/2005       82,238
  284   Self Storage                                                          72,046             12/31/2005       81,370

              MOST RECENT                                                                            UW
LOAN #          NOI DATE         UW REVENUES  UW EXPENSES  UW NOI ($)  UW NCF ($)(2)  DSCR (X)(2),(3),(4),(5),(6),(7)
------  -----------------------  -----------  -----------  ----------  -------------  -------------------------------

   1                  6/30/2006   93,933,103   27,761,774  66,171,329     65,323,729                1.37
   2             8/31/2006 (TTM)  35,885,948   17,575,771  18,310,177     16,710,628                1.21
 2.01            8/31/2006 (TTM)  17,674,900    8,678,176   8,996,724      8,266,436
 2.02            8/31/2006 (TTM)  18,211,048    8,897,595   9,313,453      8,444,191
   3             6/30/2006 (TTM)  39,996,535   19,699,263  20,297,272     17,823,249                1.34
 3.01            6/30/2006 (TTM)   4,099,734    1,486,569   2,613,165      2,389,833
 3.02            6/30/2006 (TTM)   5,179,324    2,534,665   2,644,659      2,232,056
 3.03            6/30/2006 (TTM)   4,861,928    2,482,211   2,379,717      1,945,413
 3.04            6/30/2006 (TTM)   3,497,019    1,879,647   1,617,372      1,250,614
 3.05            6/30/2006 (TTM)   4,215,915    2,813,092   1,402,823      1,276,032
 3.06            6/30/2006 (TTM)   2,108,162    1,250,808     857,354        766,038
 3.07            6/30/2006 (TTM)  16,034,453    7,252,271   8,782,182      7,963,263
   4             6/30/2006 (TTM)  22,808,433    6,499,438  16,308,995     15,627,655                1.16
   5                              15,795,534    4,266,603  11,528,930     10,916,318                1.38
   6                  8/31/2006   12,928,927    2,685,842  10,243,085      9,711,896                1.32
   7             7/31/2006 (TTM)  11,850,230    3,576,077   8,274,153      7,859,216                1.31
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8             7/31/2006 (TTM)  20,948,529   13,071,481   7,877,049      7,039,108                1.42
 8.01            7/31/2006 (TTM)   2,272,596    1,336,457     936,139        845,235
 8.02            7/31/2006 (TTM)   1,791,498    1,002,265     789,233        717,573
 8.03            7/31/2006 (TTM)   2,024,938    1,243,426     781,512        700,515
 8.04            7/31/2006 (TTM)   1,744,945      929,159     815,788        745,990
 8.05            7/31/2006 (TTM)   1,600,464      966,793     633,670        569,652
 8.06            7/31/2006 (TTM)   1,494,663      909,169     585,494        525,708
 8.07            7/31/2006 (TTM)   1,222,275      690,630     531,645        482,754
 8.08            7/31/2006 (TTM)   1,150,040      704,281     445,758        399,757
 8.09            7/31/2006 (TTM)   1,233,897      878,747     355,150        305,794
 8.10            7/31/2006 (TTM)   1,180,627      828,006     352,620        305,395
 8.11            7/31/2006 (TTM)   1,245,499      906,724     338,775        288,955
 8.12            7/31/2006 (TTM)   1,002,011      679,686     322,325        282,245
 8.13            7/31/2006 (TTM)   1,152,715      735,940     416,775        370,667
 8.14            7/31/2006 (TTM)   1,187,165      856,876     330,289        282,802
 8.15            7/31/2006 (TTM)     645,197      403,322     241,876        216,068
   9             9/30/2006 (TTM)   7,546,100    2,493,233   5,052,867      4,863,520                1.43
  10             9/30/2006 (TTM)   6,103,099    1,526,683   4,576,416      4,346,728                1.40
  11             9/30/2006 (TTM)  10,234,555    5,411,037   4,823,519      4,271,149                1.27
  12             6/30/2006 (TTM)  14,246,738    5,341,257   8,905,481      8,458,288                3.01
  13             4/30/2006 (TTM)   7,256,582    2,924,968   4,331,614      4,074,776                1.23
  14             7/31/2006 (TTM)   5,154,259    1,497,879   3,656,380      3,563,448                1.35
  15             9/30/2006 (TTM)   5,207,734    1,280,321   3,927,412      3,701,632                1.47
  16             9/30/2006 (TTM)   4,669,775    1,182,948   3,486,827      3,355,697                1.38
  17             4/30/2006 (TTM)   6,516,169    2,505,061   4,011,108      3,724,554                1.22
  18             8/31/2006 (TTM)  13,337,934    8,920,505   4,417,429      3,883,912                1.28
  19             9/30/2006 (TTM)   5,236,500    2,133,529   3,102,971      3,021,461                1.27
  20       11/1/2006 (T-11 Ann.)   4,985,361    1,368,561   3,616,800      3,525,036                1.20
  21             8/31/2006 (TTM)   4,023,265    1,182,791   2,840,474      2,753,828                1.20
  22        8/31/2006 (T-8 Ann.)   4,840,525    1,450,060   3,390,465      3,211,998                1.22
  23             6/30/2006 (TTM)   5,875,045    2,865,946   3,009,098      2,915,498                1.22
  24             9/30/2006 (TTM)   3,971,390    1,064,247   2,907,143      2,707,690                1.48
  25                 12/31/2005    4,274,376    1,251,534   3,022,842      2,866,629                1.22
  26      Annualized 03/31/2006    4,745,430    1,893,384   2,852,046      2,812,159                1.20
  27             9/30/2006 (TTM)   3,584,876      860,813   2,724,064      2,553,205                1.49
  28             9/30/2006 (TTM)   3,268,049      629,229   2,638,819      2,494,749                1.46
  29             9/30/2006 (TTM)   3,175,898      632,002   2,543,896      2,411,146                1.53
  30             9/30/2006 (TTM)  10,633,743    7,124,470   3,509,273      3,083,923                1.44
  31       Annualized 7/31/2006    5,184,646    2,327,822   2,856,824      2,578,236                1.31
  32             6/30/2006 (TTM)   3,490,164    1,303,705   2,186,459      2,094,434                1.15
  33             9/30/2006 (TTM)   3,049,455      928,922   2,120,533      1,987,287                1.40
  34             6/30/2006 (TTM)   5,897,540    3,173,582   2,723,958      2,488,056                1.35
  35             9/30/2006 (TTM)   3,173,316      868,246   2,305,071      2,098,998                1.49
  36             8/31/2006 (TTM)   3,230,808      833,046   2,397,762      2,219,972                1.20
  37    2006 Forecast 6/30/2006    5,363,120    2,690,810   2,672,310      2,457,785                1.35
  38             6/30/2006 (TTM)   6,351,214    3,742,407   2,608,807      2,354,759                1.35
  39             7/31/2006 (TTM)   4,100,205    1,631,148   2,469,057      2,059,240                1.24
  40             9/30/2006 (TTM)   2,656,700      628,044   2,028,656      1,902,100                1.48
  41       Annualized 6/30/2006    2,864,606      699,330   2,165,276      1,974,733                1.22
  42             9/30/2006 (TTM)   3,157,989      795,961   2,362,028      2,216,201                1.80
  43      Annualized 09/30/2006    2,958,710    1,009,787   1,948,923      1,878,923                1.15
  44             T-12 8/31/2006    3,327,106    1,429,707   1,897,399      1,857,149                1.15
  45             9/30/2006 (TTM)   2,775,358      895,795   1,879,563      1,746,111                1.46
  46             9/30/2006 (TTM)   7,226,072    4,360,698   2,865,374      2,606,647                1.70
  47                               2,120,987       63,630   2,057,357      2,015,177                1.32
  48             9/30/2006 (TTM)   2,781,046      892,008   1,889,038      1,785,112                1.54
  49      Annualized 09/30/2006    2,328,149      528,778   1,799,370      1,758,228                1.22
  50             4/30/2006 (TTM)   3,404,012    1,339,681   2,064,331      1,893,870                1.25
 50.01           4/30/2006 (TTM)   2,022,610      782,000   1,240,610      1,151,995
 50.02           5/31/2006 (TTM)     720,926      274,144     446,782        405,908
 50.03           4/30/2006 (TTM)     660,476      283,537     376,939        335,967
  51                               2,059,427       61,783   1,997,644      1,954,744                1.31
 51.01
 51.02
  52             9/30/2006 (TTM)   2,761,480      796,159   1,965,321      1,900,361                1.72
  53             9/30/2006 (TTM)   2,785,537      782,701   2,002,836      1,866,613                1.36
  54                               1,959,362       58,781   1,900,581      1,857,941                1.33
  55                 12/31/2005    2,434,213      656,369   1,777,845      1,771,030                1.24
 55.01
 55.02
  56             8/31/2006 (TTM)   2,710,135    1,117,449   1,592,686      1,556,686                1.12
  57             6/30/2006 (TTM)   1,692,185      327,349   1,364,836      1,364,836                1.20
  58             9/30/2006 (TTM)   2,224,827      586,186   1,638,641      1,525,786                1.43
  59                               4,765,580    2,673,784   2,091,796      1,901,173                1.32
  60        9/30/2006 (T-9 Ann.)   2,258,794      653,892   1,604,902      1,538,132                1.23
  61                               2,380,569      467,086   1,913,483      1,849,609                1.35
  62        6/30/2006 (T-6 Ann.)   2,269,052      591,422   1,677,629      1,597,824                1.20
  63             9/30/2006 (TTM)   2,018,979      370,457   1,648,522      1,548,378                1.52
  64             9/30/2006 (TTM)   4,684,284    2,940,950   1,743,334      1,604,227                1.22
  65             9/30/2006 (TTM)   2,128,200      630,123   1,498,077      1,374,821                1.37
  66        6/30/2006 (T-6 Ann.)   2,022,652      588,549   1,434,102      1,383,885                1.10
  67                               2,043,467      534,351   1,509,116      1,468,319                1.26
  68             9/30/2006 (TTM)   2,044,561      582,535   1,462,026      1,360,604                1.44
  69             9/30/2006 (TTM)   2,081,577      529,782   1,551,795      1,425,793                1.55
  70             T-12 8/31/2006    2,645,405    1,139,863   1,505,542      1,448,542                1.17
  71             9/30/2006 (TTM)   1,900,708      476,069   1,424,638      1,330,711                1.44
  72             4/30/2006 (TTM)   2,159,093      671,609   1,487,484      1,456,922                1.26
 72.01           4/30/2006 (TTM)     515,712      144,277     371,435        364,835
 72.02           4/30/2006 (TTM)     389,323      118,592     270,731        263,580
 72.03           4/30/2006 (TTM)     358,252      117,430     240,822        237,422
 72.04           4/30/2006 (TTM)     260,474       67,354     193,120        189,444
 72.05           4/30/2006 (TTM)     215,346       63,819     151,527        149,527
 72.06           4/30/2006 (TTM)     160,488       53,689     106,799        104,099
 72.07           4/30/2006 (TTM)     186,218       89,296      96,922         95,722
 72.08           4/30/2006 (TTM)      73,280       17,152      56,128         52,293
  73                               1,633,120       48,994   1,584,127      1,545,702                1.33
                 6/30/2006 (TTM)   2,642,713    1,094,933   1,547,780      1,427,721                1.25
  74             6/30/2006 (TTM)   1,878,075      741,699   1,136,376      1,070,331                1.25
  75             6/30/2006 (TTM)     505,662      252,351     253,311        230,815                1.25
  76             6/30/2006 (TTM)     258,976      100,882     158,094        126,575                1.25
  77             5/31/2006 (TTM)   3,184,179    1,415,146   1,769,033      1,563,896                1.33
  78                               1,919,407      366,776   1,552,631      1,496,553                1.25
  79             7/31/2006 (TTM)   1,737,277      360,733   1,376,543      1,300,921                1.16
  80             8/31/2006 (TTM)   1,818,370      425,108   1,393,262      1,309,491                1.22
  81        8/31/2006 (T-6 Ann.)   4,592,084    2,586,985   2,005,099      1,959,449                1.78
 81.01      8/31/2006 (T-6 Ann.)   4,428,965    2,586,985   1,841,980      1,803,980
 81.02      8/31/2006 (T-6 Ann.)     163,119            0     163,119        155,469
  82                  2/28/2006    1,777,680      321,801   1,455,879      1,371,090                1.30
  83                 12/31/2005    1,859,387      516,364   1,343,023      1,314,905                1.27
  84                               1,848,079      426,476   1,421,603      1,381,334                1.23
  85             T-12 9/30/2006    2,819,827    1,266,698   1,553,129      1,472,379                1.34
  86                               1,891,664      389,013   1,502,651      1,446,591                1.24
 86.01                             1,258,375      294,512     963,863        921,421
 86.02                               633,289       94,501     538,788        525,170
  87             8/31/2006 (TTM)   4,118,473    2,445,493   1,672,980      1,508,241                1.37
  88             T-12 7/31/2006    2,714,259    1,394,926   1,319,333      1,253,333                1.22
  89             4/30/2006 (TTM)   1,680,564      325,667   1,354,897      1,312,614                1.26
  90             3/31/2006 (TTM)   4,139,978    2,460,184   1,679,794      1,472,795                1.40
  91                               2,111,838      622,611   1,489,227      1,337,427                1.65
  92             8/31/2006 (TTM)   1,739,168      385,422   1,353,746      1,305,341                1.28
  93             8/31/2006 (TTM)   1,837,751      681,711   1,156,040      1,101,290                1.28
  94             9/30/2006 (TTM)   1,502,077      339,901   1,162,177      1,107,019                1.43
  95             8/31/2006 (TTM)   1,607,731      367,007   1,240,724      1,182,843                1.37
  96        8/31/2006 (T-3 Ann.)   2,527,687    1,263,030   1,264,657      1,215,057                1.20
  97        9/30/2006 (T-3 Ann.)   4,041,453    2,492,728   1,548,725      1,387,067                1.41
  98             9/30/2006 (TTM)   1,650,554      496,228   1,154,326      1,083,431                1.42
  99             8/31/2006 (TTM)   2,450,903    1,146,036   1,304,867      1,242,867                1.24
  100            9/30/2006 (TTM)   1,903,721      805,290   1,098,431      1,045,194                1.34
  101            3/31/2006 (TTM)   2,221,924      943,013   1,278,911      1,220,665                1.23
  102            5/31/2006 (TTM)   1,667,763      561,642   1,106,121      1,035,417                1.34
  103             7/31/2006(TTM)   1,925,499      686,858   1,238,641      1,178,297                1.22
103.01            7/31/2006(TTM)   1,148,061      394,439     753,622        714,518
103.02            7/31/2006(TTM)     262,078       94,679     167,399        160,583
103.03            7/31/2006(TTM)     172,498       59,803     112,695        107,351
103.04                               175,458       67,164     108,294        103,654
103.05                                81,943       33,336      48,607         46,487
103.06            7/31/2006(TTM)      85,461       37,437      48,024         45,704
  104            3/31/2006 (TTM)   3,972,495    2,456,827   1,515,668      1,317,043                1.44
  105            7/30/2006 (TTM)   1,867,066      703,028   1,164,038      1,085,698                1.23
  106            8/31/2006 (TTM)   3,314,602    1,932,857   1,381,745      1,249,161                1.38
  107            9/30/2006 (TTM)   7,279,935    4,711,702   2,568,233      2,198,315                2.66
  108       7/31/2006 (T-7 Ann.)   1,329,301      203,143   1,126,158      1,066,294                1.23
                                   1,186,703       35,601   1,151,102      1,061,202                1.25
  109                                695,265       20,858     674,407        623,292                1.25
  110                                491,438       14,743     476,695        437,910                1.25
  111            9/30/2006 (TTM)   1,478,927      493,029     985,898        887,941                1.36
  112            7/31/2006 (TTM)   1,279,663      255,587   1,024,077        989,405                1.26
  113                12/31/2005    1,402,721      317,539   1,085,182      1,045,440                1.25
  114            6/30/2006 (TTM)   1,583,873      580,035   1,003,838        984,638                1.23
  115            T-12 7/31/2006    3,238,772    1,935,381   1,432,942      1,303,391                1.61
  116                12/31/2005    1,559,781      449,709   1,110,072      1,068,870                1.33
  117            5/31/2006 (TTM)   5,426,577    4,087,254   1,339,323      1,122,260                1.39
  118                              1,193,224      211,074     982,150        932,429                1.17
  119                12/31/2005    1,153,866      216,746     937,120        899,504                1.20
  120                12/31/2005    1,647,561      469,835   1,177,726      1,109,513                1.47
  121                              1,011,943       30,358     981,584        957,331                1.31
  122                              1,272,789      326,440     946,349        919,990                1.24
  123            8/31/2006 (TTM)   1,348,299      512,810     835,489        818,700                1.21
  124            3/31/2006 (TTM)   3,043,638    1,882,169   1,161,469      1,009,287                1.43
  125                              1,106,190      265,592     840,598        828,695                1.20
  126                              1,236,166      350,621     885,545        866,516                1.22
  127            T-12 9/30/2006    1,299,733      469,116     830,617        817,035                1.21
  128            7/31/2006 (TTM)   2,040,201    1,182,669     857,532        760,282                1.20
  129                                872,755      126,468     746,287        733,178                1.17
  130            5/31/2006 (TTM)   1,374,378      591,681     782,697        772,097                1.35
  131            7/31/2006 (TTM)   1,638,370      938,558     699,812        649,312                1.31
  132                12/31/2005    1,431,656      447,179     984,477        883,082                1.32
132.01               12/31/2005      740,975      255,132     485,843        436,119
132.02               12/31/2005      690,681      192,047     498,634        446,963
  133            6/30/2006 (TTM)   1,157,694      331,331     826,363        764,423                1.20
  134            3/31/2006 (TTM)   3,166,220    2,090,876   1,075,344        917,033                1.43
  135            6/30/2006 (TTM)   1,235,982      449,745     786,237        761,760                1.21
  136            9/30/2006 (TTM)   1,267,763      312,069     955,695        870,703                1.81
  137      5/31/2006 (T-11 Ann.)   1,322,149      598,464     723,685        699,485                1.18
  138      Annualized 8/31/2006    1,229,492      411,846     817,646        751,254                1.43
  139                12/31/2005    1,180,417      386,169     794,248        748,710                1.15
  140                                981,552      217,997     763,555        727,342                1.24
  141            5/31/2006 (TTM)   1,104,184      277,506     826,678        772,332                1.28
  142            9/30/2006 (TTM)   2,870,655    1,897,403     973,252        858,426                1.35
  143                              1,111,693      338,783     772,911        738,661                1.20
  144            5/31/2006 (TTM)   4,892,068    3,845,671   1,046,397        850,714                1.40
  145      Annualized 7/31/2006    1,088,298      321,915     766,383        740,207                1.27
  146                              1,620,901      820,057     800,844        712,741                1.23
  147     Annualized 09/30/2006    1,514,537      739,343     775,194        709,194                1.23
147.01    Annualized 09/30/2006      810,785      382,911     427,874        390,624
147.02    Annualized 09/30/2006      703,752      356,432     347,320        318,570
  148                12/31/2005      881,704      154,556     727,148        700,822                1.22
  149            8/31/2006 (TTM)   1,042,300      219,428     822,872        764,359                1.24
  150                              1,038,993      294,599     744,394        720,232                1.27
  151                              1,094,787      255,224     839,563        762,132                1.24
  152       8/31/2006 (T-5 Ann.)   1,082,904      381,207     701,697        685,620                1.27
  153      Annualized 8/31/2006    1,205,609      530,409     675,200        629,200                1.21
  154                              1,537,426      444,051   1,093,375      1,039,618                1.36
  155            5/31/2006 (TTM)     921,919      248,834     673,085        623,537                1.22
  156                12/31/2005    1,118,559      359,384     759,175        687,609                1.33
  157            7/30/2006 (TTM)   1,248,963      620,864     628,099        597,859                1.26
  158       5/31/2006 (T-5 Ann.)     938,724      267,359     671,365        644,787                1.28
  159            8/31/2006 (TTM)     943,430      271,561     671,868        635,892                1.26
  160            5/31/2006 (TTM)   1,170,692      344,107     826,585        756,272                1.57
  161                12/31/2004      986,144      381,179     604,965        548,864                1.15
  162                12/31/2005      989,690      236,914     752,776        683,180                1.45
  163                 6/30/2005      928,199      176,593     751,606        682,252                1.45
  164            9/30/2006 (TTM)   1,153,776      448,714     705,062        626,180                1.35
  165            9/30/2006 (TTM)     657,199      100,162     557,038        529,702                1.52
  166            5/31/2006 (TTM)   1,304,044      540,748     763,296        681,005                1.93
  167                                660,250        6,603     653,648        621,301                1.45
  168       5/31/2006 (T-5 Ann.)     826,158      255,996     570,162        550,962                1.29
  169            T-12 8/20/2006    1,647,502    1,034,660     612,842        541,592                1.23
  170            5/31/2006 (TTM)   1,189,456      616,203     573,253        531,753                1.21
  171            5/31/2006 (TTM)     896,968      325,262     571,706        560,078                1.30
  172                                874,046      304,869     569,177        545,971                1.25
  173            6/30/2006 (TTM)     926,720      399,455     527,265        516,917                1.21
  174                                721,337      182,853     538,484        494,628                1.16
174.01
174.02
  175                                710,418      194,661     515,757        485,663                1.22
  176                12/31/2005      761,493      225,258     536,235        505,245                1.21
  177                12/31/2005      786,097      231,888     554,209        535,108                1.29
  178      Annualized 8/31/2006    1,168,037      627,558     540,479        489,332                1.20
  179                                711,336      273,703     437,633        429,494                1.22
  180            6/30/2006 (TTM)     902,555      346,645     555,910        509,478                1.22
  181                12/31/2005      794,131      242,454     551,677        487,426                1.20
  182            5/31/2006 (TTM)     841,026      306,557     534,469        524,269                1.35
  183                12/31/2005      817,024      261,101     555,923        512,670                1.21
  184            9/30/2006 (TTM)     974,877      463,393     511,484        475,484                1.20
  185                                846,652      257,946     588,706        543,036                1.39
  186                                464,976       30,214     434,762        427,520                1.15
  187            9/30/2006 (TTM)   1,886,314    1,136,204     750,110        609,310                1.43
  188            5/31/2006 (TTM)   6,357,793    5,506,588     851,205        596,893                1.51
  189       8/31/2006 (T-8 Ann.)     754,844      305,470     449,374        436,449                1.20
  190            6/30/2006 (TTM)     892,429      411,526     480,903        465,653                1.23
  191            6/30/2006 (TTM)     681,062      157,206     523,856        505,379                1.37
  192                                676,955      217,817     459,138        445,702                1.24
  193            7/31/2006 (TTM)   1,746,304    1,006,504     739,800        669,948                1.37
  194                                578,382      114,771     463,611        427,163                1.51
  195            8/31/2006 (TTM)     510,912       78,160     432,751        414,854                1.29
  196       7/31/2006 (T-7 Ann.)     729,248      309,389     419,859        412,467                1.31
  197       4/30/2006 (T-3 Ann.)     683,720      191,517     492,203        446,518                1.40
  198            9/30/2006 (TTM)   2,687,111    2,048,356     638,755        504,399                1.41
  199            3/31/2006 (TTM)     881,453      455,323     426,130        399,326                1.21
  200            6/30/2006 (TTM)     628,484      236,493     391,991        389,137                1.21
  201            5/31/2006 (TTM)     602,174      102,087     500,087        477,494                1.46
  202                                638,733      171,162     467,571        435,411                1.44
  203       9/30/2006 (T-9 Ann.)     460,959       76,446     384,513        373,126                1.25
  204            9/30/2006 (TTM)     588,031      194,776     393,255        375,255                1.35
  205                                368,000       11,040     356,960        356,960                1.27
  206            7/31/2006 (TTM)     533,827      162,655     371,172        346,879                1.20
  207            8/31/2006 (TTM)     833,204      460,876     372,328        338,828                1.17
  208            7/31/2006 (TTM)     560,413      143,279     417,134        399,878                1.37
  209                                518,412      146,603     371,809        351,526                1.25
  210                                827,257      241,759     585,498        562,296                1.36
  211       9/30/2006 (T-9 Ann.)     429,409       86,232     343,176        328,054                1.22
  212            5/31/2006 (TTM)     685,597      310,243     375,354        361,104                1.26
  213       7/31/2006 (T-7 Ann.)     486,988      124,291     362,697        341,784                1.24
  214            6/30/2006 (TTM)   1,406,585      939,144     467,441        398,720                1.37
  215                                486,664       89,467     397,197        371,276                1.37
  216            5/31/2006 (TTM)   1,156,486      571,055     585,431        510,854                1.75
  217            5/31/2006 (TTM)   1,005,540      601,364     404,176        348,176                1.29
  218                12/31/2005      632,433      340,000     292,433        292,433                1.15
  219       8/31/2006 (T-8 Ann.)     561,151      228,596     332,555        300,054                1.15
  220                12/31/2005      485,801      160,144     325,657        312,772                1.21
  221       7/30/2006 (T-7 Ann.)     721,179      389,440     331,739        301,739                1.20
  222            6/30/2006 (TTM)     549,237      219,905     329,332        322,889                1.22
  223       7/31/2006 (T-7 Ann.)     555,924      172,846     383,078        373,490                1.46
  224      Annualized 6/30/2006      551,475      166,259     385,216        369,598                1.34
  225      Annualized 8/31/2006      497,276       84,517     412,759        392,232                1.32
  226       8/31/2006 (T-8 Ann.)     559,512      192,000     367,512        347,766                1.42
  227       9/30/2006 (T-9 Ann.)     472,618       95,793     376,825        318,802                1.20
227.01      9/30/2006 (T-9 Ann.)     119,880       19,950      99,930         75,158
227.02      9/30/2006 (T-9 Ann.)     119,365       23,633      95,732         86,711
227.03      9/30/2006 (T-9 Ann.)     104,234       24,416      79,818         71,011
227.04      9/30/2006 (T-9 Ann.)      69,120       17,653      51,467         41,122
227.05      9/30/2006 (T-9 Ann.)      60,019       10,141      49,878         44,800
  228       8/25/2006 (T-8 Ann.)     457,300      131,083     326,217        313,717                1.29
  229                                425,131      107,466     317,665        297,015                1.27
  230      12/31/2006 (T-6 Ann.)     616,698      279,259     337,439        327,567                1.39
            4/30/2006 (T-4 Ann.)     409,471       92,591     316,880        289,013                1.20
  231       4/30/2006 (T-4 Ann.)     301,890       71,162     230,728        211,712                1.20
  232       4/30/2006 (T-4 Ann.)     107,581       21,429      86,152         77,301                1.20
  233     Annualized 05/31/2006      537,815      213,831     323,984        305,542                1.27
  234                                288,750        8,663     280,088        280,088                1.20
  235       7/31/2006 (T-7 Ann.)     438,252      145,080     293,172        275,327                1.23
  236            8/31/2006 (TTM)     544,943      146,099     398,844        358,914                1.41
  237                                337,411       65,833     271,578        257,843                1.18
  238                12/31/2005      605,564      279,320     326,244        289,244                1.29
  239                                332,081       72,787     259,295        250,323                1.20
  240                                363,319       85,110     278,209        258,225                1.27
  241        4/30/2006 (T6-Ann.)     718,196      291,722     426,474        417,274                2.03
  242       6/30/2006 (T-6 Ann.)     490,946      216,953     273,993        240,761                1.21
  243       8/31/2006 (T-8 Ann.)     498,832      243,241     255,591        248,738                1.32
  244                                541,009      272,047     268,962        232,462                1.20
  245                12/31/2005      356,948      125,786     231,162        228,112                1.20
  246                12/31/2005      418,083      173,809     244,275        226,619                1.28
  247                                357,924      107,778     250,146        245,346                1.35
  248                12/31/2005      577,775      218,923     358,852        339,913                1.86
  249      12/31/2006 (T-6 Ann.)     355,302      123,210     232,092        215,199                1.22
  250            7/31/2006 (TTM)     422,876      200,435     222,440        211,940                1.21
  251             8/31/2006(TTM)     462,443      201,744     260,699        249,660                1.42
  252      Annualized 7/31/2006      390,712      115,411     275,301        256,677                1.24
  253                12/31/2005      405,465       73,021     332,444        290,315                1.66
  254            9/29/2006 (TTM)     308,707       91,305     217,402        207,146                1.20
  255                                300,033       68,131     231,902        213,367                1.21
  256            3/31/2006 (TTM)     425,272      208,336     216,936        214,361                1.20
  257                                263,425       47,345     216,080        203,458                1.22
  258                                292,077       87,290     204,787        198,836                1.20
  259       7/31/2006 (T-7 Ann.)     543,466      143,491     399,975        393,839                2.48
  260            8/31/2006 (TTM)     359,275      147,469     211,806        188,213                1.20
  261                12/31/2005    1,061,904      788,171     273,733        234,746                1.34
  262            7/31/2006 (TTM)     285,683       93,215     192,468        181,140                1.21
  263                                255,570       54,028     201,542        190,198                1.30
  264                                340,862       85,157     255,705        243,639                1.65
  265            8/31/2006 (TTM)     427,921      141,505     286,416        242,871                1.69
  266            T-12 6/30/2006      466,192      275,474     190,719        173,219                1.19
  267                                250,933       79,408     171,525        165,841                1.21
  268            6/30/2006 (TTM)     301,245      124,347     176,898        167,598                1.21
  269                                236,330       46,271     190,059        174,056                1.22
  270       5/31/2006 (T-5 Ann.)     233,036       64,265     168,771        154,289                1.20
  271                                182,157       22,032     160,125        153,413                1.27
  272                12/31/2005      243,908       61,301     182,607        164,941                1.28
  273      Annualized 6/30/2006      220,704       47,419     173,285        153,552                1.33
  274       6/30/2006 (T-6 Ann.)     209,075       62,702     146,373        133,822                1.20
  275                                327,621       85,927     241,694        219,832                1.97
  276       5/31/2006 (T-5 Ann.)     221,753       74,791     146,962        136,490                1.24
  277                                188,887       48,100     140,787        133,162                1.24
  278                                198,844       64,634     134,210        126,119                1.35
  279                                151,297       33,392     117,905        108,893                1.27
  280            7/31/2006 (TTM)     143,750       44,448      99,302         94,302                1.20
  281                12/31/2005      196,154       40,608     155,546        147,272                2.36
  282            6/31/2006 (TTM)     179,978       92,426      87,552         82,722                1.20
  283            6/30/2006 (TTM)     178,000       83,331      94,669         87,169                1.27
  284       6/30/2006 (T-6 Ann.)     154,967       73,997      80,970         77,227                1.29

                                                                                               CUT-OFF DATE
             CUT-OFF DATE              ORIGINAL       ORIGINAL BALANCE      CUT-OFF DATE         BALANCE          MATURITY/ARD
LOAN #   LTV (%)(3),(4),(8),(9)  BALANCE ($)(3),(10)   PER UNIT ($)(3)  BALANCE ($)(3),(10)  PER UNIT ($)(3)  BALANCE ($)(3),(10)
------  -----------------------  -------------------  ----------------  -------------------  ---------------  -------------------

   1                      59.60          387,500,000        182,869.28          387,500,000       182,869.28          387,500,000
   2                      77.60          225,000,000            164.52          225,000,000           164.52          225,000,000
 2.01                                    113,275,862                            113,275,862                           113,275,862
 2.02                                    111,724,138                            111,724,138                           111,724,138
   3                      76.60          224,400,000            107.70          224,400,000           107.70          224,400,000
 3.01                                     28,800,000                             28,800,000                            28,800,000
 3.02                                     28,006,240                             28,006,240                            28,006,240
 3.03                                     27,000,000                             27,000,000                            27,000,000
 3.04                                     19,993,760                             19,993,760                            19,993,760
 3.05                                     19,000,000                             19,000,000                            19,000,000
 3.06                                      9,600,000                              9,600,000                             9,600,000
 3.07                                     92,000,000                             92,000,000                            92,000,000
   4                      69.50          195,000,000            468.66          194,612,784           467.73          181,483,388
   5                      78.90          140,000,000            328.67          140,000,000           328.67          140,000,000
   6                      78.60          125,000,000            187.83          125,000,000           187.83          125,000,000
   7                      51.00          100,000,000            329.97          100,000,000           329.97          100,000,000
 7.01                                     11,540,000                             11,540,000                            11,540,000
 7.02                                     10,500,000                             10,500,000                            10,500,000
 7.03                                     10,000,000                             10,000,000                            10,000,000
 7.04                                      8,415,342                              8,415,342                             8,415,342
 7.05                                      8,155,000                              8,155,000                             8,155,000
 7.06                                      7,300,000                              7,300,000                             7,300,000
 7.07                                      5,600,000                              5,600,000                             5,600,000
 7.08                                      5,440,591                              5,440,591                             5,440,591
 7.09                                      5,100,000                              5,100,000                             5,100,000
 7.10                                      5,000,000                              5,000,000                             5,000,000
 7.11                                      4,950,000                              4,950,000                             4,950,000
 7.12                                      4,725,000                              4,725,000                             4,725,000
 7.13                                      4,084,409                              4,084,409                             4,084,409
 7.14                                      3,160,000                              3,160,000                             3,160,000
 7.15                                      2,800,000                              2,800,000                             2,800,000
 7.16                                      1,490,000                              1,490,000                             1,490,000
 7.17                                      1,284,658                              1,284,658                             1,284,658
 7.18                                        455,000                                455,000                               455,000
   8                      74.40           67,000,000         60,743.43           67,000,000        60,743.43           58,523,271
 8.01                                      8,797,500                              8,797,500                             7,684,455
 8.02                                      6,720,000                              6,720,000                             5,869,797
 8.03                                      6,480,000                              6,480,000                             5,660,161
 8.04                                      6,240,000                              6,240,000                             5,450,526
 8.05                                      5,760,000                              5,760,000                             5,031,254
 8.06                                      5,360,000                              5,360,000                             4,681,862
 8.07                                      4,290,000                              4,290,000                             3,747,236
 8.08                                      3,693,000                              3,693,000                             3,225,768
 8.09                                      3,172,500                              3,172,500                             2,771,121
 8.10                                      3,168,000                              3,168,000                             2,767,190
 8.11                                      3,014,000                              3,014,000                             2,632,674
 8.12                                      2,945,000                              2,945,000                             2,572,403
 8.13                                      2,880,000                              2,880,000                             2,515,627
 8.14                                      2,720,000                              2,720,000                             2,375,870
 8.15                                      1,760,000                              1,760,000                             1,537,328
   9                      67.50           61,750,000            178.62           61,750,000           178.62           61,750,000
  10                      72.10           56,250,000            168.58           56,250,000           168.58           56,250,000
  11                      78.50           50,250,000             90.39           50,250,000            90.39           47,945,597
  12                      41.80           50,000,000             59.94           50,000,000            59.94           50,000,000
  13                      79.30           46,500,000             56.52           46,364,964            56.35           39,301,910
  14                      78.60           46,000,000            282.20           46,000,000           282.20           46,000,000
  15                      64.50           45,600,000            218.54           45,600,000           218.54           45,600,000
  16                      64.10           44,200,000            385.24           44,200,000           385.24           44,200,000
  17                      76.60           41,400,000             99.13           41,400,000            99.13           38,852,944
  18                      71.40           41,000,000        164,000.00           41,000,000       164,000.00           38,508,291
  19                      79.20           41,000,000        105,128.21           41,000,000       105,128.21           41,000,000
  20                      71.90           40,500,000            238.99           40,500,000           238.99           37,932,252
  21                      78.10           39,050,000            212.00           39,050,000           212.00           36,144,022
  22                      69.90           37,400,000            217.69           37,400,000           217.69           34,897,888
  23                      78.80           33,500,000        107,371.79           33,500,000       107,371.79           31,322,572
  24                      61.30           33,200,000            169.44           33,200,000           169.44           33,200,000
  25                      74.30           32,900,000             68.40           32,687,624            67.96           29,711,545
  26                      74.90           32,000,000            160.45           32,000,000           160.45           31,645,414
  27                      70.20           31,100,000            142.97           31,100,000           142.97           31,100,000
  28                      71.90           30,900,000            154.55           30,900,000           154.55           30,900,000
  29                      76.70           28,550,000            169.67           28,550,000           169.67           28,550,000
  30                      67.90           28,000,000        121,739.13           27,959,096       121,561.29           21,624,076
  31                      76.90           26,900,000            107.10           26,900,000           107.10           24,370,282
  32                      76.90           26,000,000         63,569.68           26,000,000        63,569.68           23,772,335
  33                      69.10           25,750,000            157.04           25,750,000           157.04           25,750,000
  34                      68.60           25,600,000        243,809.52           25,600,000       243,809.52           23,147,522
  35                      60.60           25,500,000            137.65           25,500,000           137.65           25,500,000
  36                      77.00           25,400,000             98.77           25,400,000            98.77           23,005,488
  37                      70.40           25,200,000        208,264.46           25,200,000       208,264.46           22,785,842
  38                      65.60           24,200,000        165,753.42           24,200,000       165,753.42           21,881,641
  39                      79.90           23,500,000             86.93           23,500,000            86.93           21,930,665
  40                      61.30           23,290,000            184.69           23,290,000           184.69           23,290,000
  41                      62.00           22,500,000             82.30           22,500,000            82.30           21,060,094
  42                      56.30           22,500,000            146.08           22,500,000           146.08           22,500,000
  43                      75.90           22,390,000         79,964.29           22,390,000        79,964.29           20,275,289
  44                      76.60           22,200,000         68,944.10           22,200,000        68,944.10           20,290,511
  45                      60.40           21,600,000            144.86           21,600,000           144.86           21,600,000
  46                      67.40           21,450,000        132,407.41           21,450,000       132,407.41           18,974,333
  47                      69.90           21,375,000            288.62           21,375,000           288.62           19,278,449
  48                      56.00           21,040,000            201.60           21,040,000           201.60           21,040,000
  49                      80.00           21,000,000            180.20           21,000,000           180.20           17,565,579
  50                      68.20           21,000,000            130.97           21,000,000           130.97           19,656,088
 50.01                                    13,090,000                             13,090,000                            12,252,295
 50.02                                     4,200,000                              4,200,000                             3,931,218
 50.03                                     3,710,000                              3,710,000                             3,472,575
  51                      69.70           20,900,000            326.58           20,900,000           326.58           18,850,039
 51.01                                    13,097,333                             13,097,333                            11,812,691
 51.02                                     7,802,667                              7,802,667                             7,037,348
  52                      64.90           20,000,000            184.30           20,000,000           184.30           20,000,000
  53                      72.90           19,750,000            100.23           19,750,000           100.23           16,581,027
  54                      69.60           19,700,000            241.21           19,700,000           241.21           17,767,740
  55                      73.40           19,500,000            109.66           19,500,000           109.66           18,284,171
 55.01                                    11,281,750                             11,281,750                            10,578,331
 55.02                                     8,218,250                              8,218,250                             7,705,841
  56                      62.30           19,500,000        108,333.33           19,500,000       108,333.33           18,217,771
  57                      76.10           19,400,000             73.21           19,400,000            73.21           19,400,000
  58                      65.90           19,300,000            147.06           19,300,000           147.06           19,300,000
  59                      74.00           19,250,000        296,153.85           19,250,000       296,153.85           17,197,267
  60                      75.10           19,140,000            135.82           19,140,000           135.82           16,991,512
  61                      56.70           19,000,000            250.83           19,000,000           250.83           16,832,853
  62                      80.00           18,640,000             94.27           18,640,000            94.27           17,417,634
  63                      68.50           18,500,000            191.37           18,500,000           191.37           18,500,000
  64                      74.00           18,500,000             66.19           18,500,000            66.19           17,812,697
  65                      70.00           18,200,000             78.66           18,200,000            78.66           18,200,000
  66                      79.60           18,000,000            136.31           18,000,000           136.31           16,781,787
  67                      79.90           17,600,000            262.89           17,586,752           262.70           15,652,173
  68                      66.00           17,150,000            180.04           17,150,000           180.04           17,150,000
  69                      68.60           16,800,000            148.03           16,800,000           148.03           16,800,000
  70                      80.00           16,800,000         73,684.21           16,800,000        73,684.21           15,388,074
  71                      64.20           16,700,000            103.85           16,700,000           103.85           16,700,000
  72                      78.10           16,500,000        Various              16,500,000      Various               14,837,626
 72.01                                     4,115,000                              4,115,000                             3,700,414
 72.02                                     2,935,000                              2,935,000                             2,639,299
 72.03                                     2,840,000                              2,840,000                             2,553,870
 72.04                                     1,920,000                              1,920,000                             1,726,560
 72.05                                     1,775,000                              1,775,000                             1,596,169
 72.06                                     1,160,000                              1,160,000                             1,043,130
 72.07                                     1,135,000                              1,135,000                             1,020,649
 72.08                                       620,000                                620,000                               557,535
  73                      69.80           16,325,000            280.15           16,325,000           280.15           14,732,440
                          79.70           16,250,000        Various              16,248,371      Various               14,499,643
  74                      79.70           12,350,000         50,408.16           12,350,000        50,408.16           11,102,850
  75                      79.70            2,500,000         32,894.74            2,500,000        32,894.74            2,247,540
  76                      79.70            1,400,000             79.55            1,398,371            79.45            1,149,252
  77                      78.80           16,000,000             73.94           16,000,000            73.94           15,013,414
  78                      74.40           16,000,000            288.27           16,000,000           288.27           14,571,311
  79                      66.80           15,700,000            187.71           15,700,000           187.71           14,682,993
  80                      76.90           15,300,000             94.58           15,300,000            94.58           13,757,699
  81                      79.30           15,200,000        Various              15,200,000      Various               13,215,249
 81.01                                    13,621,294                             13,621,294                            11,842,684
 81.02                                     1,578,706                              1,578,706                             1,372,565
  82                      75.40           15,000,000             79.37           15,000,000            79.37           13,231,479
  83                      73.10           15,000,000            138.99           14,983,888           138.84           12,569,118
  84                      78.90           15,000,000            149.93           14,981,286           149.74           12,103,241
  85                      62.60           14,950,000         46,284.83           14,950,000        46,284.83           14,020,982
  86                      67.70           14,900,000            140.85           14,831,913           140.21           12,494,430
 86.01                                     9,661,187                              9,617,039                             8,101,412
 86.02                                     5,238,813                              5,214,873                             4,393,019
  87                      67.80           14,800,000         97,368.42           14,774,755        97,202.34           12,665,213
  88                      64.40           14,500,000         54,924.24           14,500,000        54,924.24           13,542,869
  89                      70.20           14,500,000            226.51           14,468,283           226.01           13,146,036
  90                      74.30           14,399,000        115,192.00           14,347,478       114,779.82           12,256,119
  91                      64.80           14,250,000             80.17           14,250,000            80.17           14,250,000
  92                      71.50           14,200,000            158.32           14,200,000           158.32           12,829,748
  93                      80.00           14,200,000         64,840.18           14,200,000        64,840.18           14,200,000
  94                      77.80           14,000,000            202.28           14,000,000           202.28           14,000,000
  95                      71.80           14,000,000             88.32           14,000,000            88.32           14,000,000
  96                      63.10           14,000,000         56,451.61           14,000,000        56,451.61           13,104,792
  97                      68.60           14,000,000        112,903.23           13,985,441       112,785.82           11,792,375
  98                      64.20           13,800,000            128.05           13,800,000           128.05           13,800,000
  99                      72.10           13,700,000         55,241.94           13,700,000        55,241.94           12,420,023
  100                     66.20           13,575,000            407.35           13,575,000           407.35           13,575,000
  101                     78.80           13,400,000            304.33           13,400,000           304.33           12,935,818
  102                     78.80           13,000,000             76.44           13,000,000            76.44           13,000,000
  103                     81.90           12,700,000         72,159.09           12,679,522        72,042.74           10,942,791
103.01                                     7,727,017                              7,714,557                             6,657,884
103.02                                     1,716,371                              1,713,603                             1,478,889
103.03                                     1,155,481                              1,153,618                               995,605
103.04                                     1,110,357                              1,108,567                               956,725
103.05                                       498,376                                497,572                               429,419
103.06                                       492,398                                491,604                               424,268
  104                     74.60           12,575,000        103,925.62           12,530,004       103,553.75           10,703,569
  105                     59.50           12,500,000            262.25           12,500,000           262.25           11,670,118
  106                     74.70           12,200,000        118,446.60           12,179,142       118,244.10           10,437,263
  107                     35.00           12,000,000         85,106.38           12,000,000        85,106.38           10,055,125
  108                     69.50           11,950,000            103.91           11,950,000           103.91           10,822,681
                          68.90           11,880,000            113.63           11,846,073           113.31           10,064,727
  109                     68.90            6,960,000            113.63            6,940,124           113.31            5,896,507
  110                     68.90            4,920,000            113.63            4,905,950           113.31            4,168,220
  111                     67.60           11,825,000            112.53           11,825,000           112.53           11,825,000
  112                     75.00           11,325,000            130.35           11,325,000           130.35           10,159,859
  113                     75.70           11,145,000            314.32           11,134,678           314.03            9,554,722
  114                     68.90           11,120,000         28,958.33           11,120,000        28,958.33            9,861,327
  115                     73.90           11,080,000        130,352.94           11,080,000       130,352.94            9,441,561
  116                     61.10           11,000,000            275.25           11,000,000           275.25            9,969,349
  117                     70.00           11,000,000         67,073.17           10,989,462        67,008.91            9,383,391
  118                     78.50           10,960,000            254.22           10,949,358           253.97            9,330,353
  119                     75.80           10,933,000            162.24           10,933,000           162.24            9,144,975
  120                     53.80           10,750,000            212.05           10,750,000           212.05           10,029,361
  121                     69.90           10,200,000            243.93           10,200,000           243.93            9,204,954
  122                     77.50           10,070,000            247.41           10,070,000           247.41            9,141,942
  123                     77.90            9,900,000             88.45            9,887,782            88.34            8,879,184
  124                     72.80            9,716,000         83,758.62            9,681,234        83,458.92            8,270,050
  125                     77.20            9,500,000            114.08            9,500,000           114.08            8,903,980
  126                     79.10            9,500,000            124.59            9,488,148           124.43            7,665,386
  127                     69.90            9,300,000         10,043.20            9,290,917        10,033.39            7,910,273
  128                     74.30            9,135,000         23,483.29            9,135,000        23,483.29            8,360,225
  129                     79.90            9,100,000            404.19            9,090,225           403.76            7,625,265
  130                     76.10            9,000,000         42,452.83            9,000,000        42,452.83            9,000,000
  131                     67.70            9,000,000         44,554.46            9,000,000        44,554.46            9,000,000
  132                     77.00            9,200,000             61.34            8,967,247            59.79            6,965,422
132.01                                     4,960,000                              4,834,516                             3,755,271
132.02                                     4,240,000                              4,132,731                             3,210,151
  133                     80.00            8,800,000            124.63            8,800,000           124.63            7,967,243
  134                     74.30            8,798,000         79,981.82            8,766,519        79,695.63            7,488,668
  135                     79.70            8,750,000            351.41            8,750,000           351.41            8,184,232
  136                     50.00            8,700,000             88.21            8,700,000            88.21            8,700,000
  137                     74.50            8,663,000         71,595.04            8,646,028        71,454.78            7,761,985
  138                     71.10            8,600,000             90.69            8,600,000            90.69            8,600,000
  139                     79.50            8,600,000            171.28            8,587,105           171.02            6,603,220
  140                     79.80            8,480,000            168.66            8,480,000           168.66            7,117,174
  141                     59.60            8,400,000            157.65            8,400,000           157.65            7,444,160
  142                     74.30            8,400,000         70,588.24            8,392,347        70,523.92            7,904,354
  143                     75.90            8,350,000         59,642.86            8,342,016        59,585.83            7,124,899
  144                     68.80            8,200,000         46,590.91            8,192,294        46,547.13            7,014,979
  145                     58.70            8,100,000         92,045.45            8,100,000        92,045.45            7,578,288
  146                     69.60            8,000,000             32.87            8,000,000            32.87            7,039,738
  147                     70.10            8,000,000         30,303.03            7,992,005        30,272.75            6,780,640
147.01                                     4,280,702                              4,276,424                             3,628,237
147.02                                     3,719,298                              3,715,581                             3,152,403
  148                     50.80            7,900,000            526.49            7,900,000           526.49            7,402,021
  149                     66.60            7,800,000            105.82            7,789,141           105.68            6,087,182
  150                     73.50            7,800,000            115.71            7,786,023           115.50            6,633,229
  151                     67.20            7,700,000            118.82            7,689,392           118.65            6,022,650
  152                     65.80            7,500,000             46.76            7,500,000            46.76            6,777,689
  153                     79.90            7,300,000         39,673.91            7,292,579        39,633.58            6,170,850
  154                     45.50            7,300,000             79.34            7,253,356            78.83              118,935
  155                     79.80            7,100,000            104.26            7,100,000           104.26            6,641,191
  156                     64.00            7,100,000            131.27            7,100,000           131.27            6,428,610
  157                     49.90            7,100,000         65,740.74            7,090,611        65,653.80            6,769,182
  158                     80.20            6,900,000            108.94            6,900,000           108.94            6,255,884
  159                     78.60            6,800,000            123.99            6,800,000           123.99            6,387,778
  160                     47.90            6,700,000            101.52            6,700,000           101.52            5,937,604
  161                     75.90            6,600,000            138.82            6,600,000           138.82            6,271,408
  162                     59.00            6,500,000             45.77            6,493,615            45.73            5,523,849
  163                     57.50            6,500,000             45.77            6,493,615            45.73            5,523,849
  164                     45.70            6,500,000             87.61            6,487,981            87.45            5,504,976
  165                     67.70            6,295,000            164.09            6,295,000           164.09            6,295,000
  166                     47.20            6,000,000             96.72            6,000,000            96.72            6,000,000
  167                     78.40            6,000,000            139.53            6,000,000           139.53            4,990,196
  168                     73.20            6,000,000         62,500.00            6,000,000        62,500.00            5,605,245
  169                     74.90            6,000,000         21,052.63            5,989,537        21,015.92            5,628,236
  170                     69.30            5,925,000         35,692.77            5,925,000        35,692.77            5,384,177
  171                     65.60            5,900,000             76.09            5,900,000            76.09            5,440,306
  172                     78.30            5,850,000            292.50            5,850,000           292.50            5,318,152
  173                     49.50            5,800,000             36.40            5,794,475            36.36            4,951,880
  174                     55.40            5,800,000            157.39            5,794,443           157.24            4,947,606
174.01                                     3,413,397                              3,410,127                             2,911,749
174.02                                     2,386,603                              2,384,316                             2,035,857
  175                     50.60            5,778,750            413.18            5,772,519           412.74            4,839,278
  176                     79.90            5,750,000            161.98            5,750,000           161.98            5,201,396
  177                     57.60            5,700,000            541.05            5,700,000           541.05            5,340,699
  178                     75.30            5,650,000         30,053.19            5,650,000        30,053.19            5,009,346
  179                     80.00            5,600,000             68.53            5,600,000            68.53            4,959,915
  180                     80.00            5,600,000             93.29            5,600,000            93.29            4,995,656
  181                     77.40            5,575,000            104.77            5,575,000           104.77            5,052,306
  182                     73.30            5,500,000         26,829.27            5,500,000        26,829.27            4,856,384
  183                     73.30            5,500,000            119.78            5,495,152           119.67            4,748,899
  184                     77.40            5,500,000         38,194.44            5,494,514        38,156.35            4,663,065
  185                     78.20            5,400,000        135,000.00            5,394,675       134,866.89            4,586,359
  186                     81.40            5,366,000            261.09            5,366,000           261.09            4,503,627
  187                     58.80            5,300,000         15,056.82            5,292,867        15,036.55            4,165,868
  188                     36.70            5,250,000         99,056.60            5,241,234        98,891.21            4,504,609
  189                     72.60            5,225,000        111,170.21            5,225,000       111,170.21            4,689,811
  190                     58.10            5,200,000         16,993.46            5,190,669        16,962.97            4,421,378
  191                     72.90            5,100,000            129.52            5,100,000           129.52            4,776,728
  192                     75.70            5,000,000        100,000.00            4,995,015        99,900.30            4,239,400
  193                     68.30            4,800,000         64,000.00            4,783,565        63,780.87            3,673,567
  194                     74.40            4,500,000            104.55            4,500,000           104.55            3,950,748
  195                     70.30            4,500,000            247.39            4,500,000           247.39            4,207,000
  196                     71.90            4,500,000             62.79            4,500,000            62.79            3,965,134
  197                     67.20            4,500,000            129.48            4,500,000           129.48            3,976,533
  198                     74.60            4,481,250         30,484.69            4,475,134        30,443.09            3,511,981
  199                     58.60            4,450,000            176.41            4,450,000           176.41            4,295,850
  200                     79.60            4,400,000            228.23            4,400,000           228.23            4,057,830
  201                     75.90            4,250,000             52.92            4,250,000            52.92            3,887,981
  202                     57.00            4,230,000             90.76            4,218,517            90.51            3,828,280
  203                     79.90            4,215,000            158.76            4,215,000           158.76            3,935,350
  204                     61.50            4,000,000         55,555.56            4,000,000        55,555.56            3,362,278
  205                     69.60            4,000,000            269.91            4,000,000           269.91            3,528,595
  206                     67.80            4,000,000            141.57            4,000,000           141.57            3,545,360
  207                     79.90            4,000,000         29,850.75            3,996,063        29,821.37            3,398,298
  208                     71.30            4,000,000            156.92            3,992,848           156.64            3,402,649
  209                     56.80            4,000,000            192.60            3,992,388           192.24            3,374,566
  210                     42.70            3,950,000             92.66            3,924,761            92.07               64,356
  211                     64.60            3,810,000            113.80            3,810,000           113.80            3,557,220
  212                     62.70            3,800,000             40.00            3,800,000            40.00            3,399,472
  213                     63.30            3,805,000            230.63            3,798,120           230.22            3,232,040
  214                     69.00            3,800,000         52,777.78            3,793,944        52,693.67            3,582,191
  215                     70.10            3,750,000            142.05            3,750,000           142.05            3,185,247
  216                     45.10            3,750,000             63.40            3,739,867            63.23            2,909,197
  217                     76.60            3,750,000         23,437.50            3,739,338        23,370.86            3,178,968
  218                     80.00            3,613,000             41.78            3,613,000            41.78            3,045,261
  219                     59.00            3,600,000            109.07            3,600,000           109.07            3,192,479
  220                     66.70            3,600,000            479.62            3,600,000           479.62            3,053,347
  221                     71.30            3,600,000         30,000.00            3,600,000        30,000.00            3,169,661
  222                     74.60            3,600,000             56.58            3,593,708            56.48            3,071,282
  223                     62.50            3,500,000             36.52            3,500,000            36.52            3,049,416
  224                     60.30            3,500,000            135.60            3,495,103           135.41            2,728,532
  225                     79.40            3,500,000             83.33            3,492,271            83.15            2,279,551
  226                     76.70            3,400,000            138.53            3,396,615           138.39            2,883,471
  227                     70.70            3,375,000             63.38            3,375,000            63.38            2,932,012
227.01                                       908,000                                908,000                               788,820
227.02                                       876,000                                876,000                               761,020
227.03                                       697,000                                697,000                               605,515
227.04                                       456,000                                456,000                               396,147
227.05                                       438,000                                438,000                               380,510
  228                     52.90            3,300,000         66,000.00            3,291,076        65,821.51            2,816,709
  229                     78.80            3,230,000            101.67            3,230,000           101.67            2,809,634
  230                     75.90            3,220,000             49.03            3,220,000            49.03            2,863,864
                          70.60            3,200,000            106.78            3,197,052           106.68            2,745,510
  231                     70.60            2,350,000            106.78            2,347,817           106.68            2,013,823
  232                     70.60              850,000            106.78              849,235           106.68              731,687
  233                     79.20            3,200,000            170.66            3,191,676           170.21            2,745,404
  234                     76.00            3,140,000            104.67            3,137,050           104.57            2,686,301
  235                     77.50            3,100,000            165.03            3,100,000           165.03            2,751,365
  236                     56.60            3,000,000             64.64            3,000,000            64.64            1,952,172
  237                     77.90            3,000,000            142.86            3,000,000           142.86            2,715,271
  238                     78.40            2,980,000         20,135.14            2,980,000        20,135.14            2,916,202
  239                     75.50            2,875,000            224.61            2,869,825           224.21            2,443,511
  240                     75.40            2,830,000            104.54            2,827,167           104.44            2,397,943
  241                     32.20            2,800,000             37.61            2,795,084            37.54            2,387,395
  242                     63.00            2,650,000             88.20            2,645,545            88.05            2,271,825
  243                     74.10            2,600,000             57.73            2,600,000            57.73            2,211,669
  244                     76.90            2,575,200         17,638.36            2,575,200        17,638.36            2,520,068
  245                     79.30            2,550,000         41,803.28            2,536,847        41,587.65            2,183,100
  246                     75.00            2,520,000             72.09            2,520,000            72.09            2,124,013
  247                     57.70            2,500,000        104,166.67            2,497,549       104,064.55            2,125,178
  248                     46.20            2,500,000             94.92            2,495,580            94.75            2,129,751
  249                     69.30            2,500,000            160.01            2,495,221           159.70            2,107,836
  250                     62.80            2,450,000         58,333.33            2,450,000        58,333.33            2,291,648
  251                     62.80            2,450,000             33.29            2,450,000            33.29            2,212,180
  252                     63.80            2,430,000            114.82            2,424,640           114.57            1,583,274
  253                     41.30            2,400,000             42.33            2,397,661            42.29            2,041,956
  254                     69.10            2,400,000            263.45            2,397,624           263.19            2,170,051
  255                     65.10            2,400,000            156.25            2,395,805           155.98            2,047,521
  256                     79.70            2,350,000         17,028.99            2,350,000        17,028.99            2,106,289
  257                     74.00            2,300,000            322.44            2,293,578           321.54            1,954,640
  258                     75.80            2,245,000            264.12            2,245,000           264.12            2,000,004
  259                     43.10            2,200,000             53.78            2,200,000            53.78            2,059,209
  260                     72.10            2,200,000             63.84            2,197,790            63.78            1,863,134
  261                     52.40            2,100,000         15,107.91            2,097,324        15,088.67            1,669,276
  262                     76.50            2,070,000         43,125.00            2,066,280        43,047.50            1,759,688
  263                     76.50            2,050,000            200.65            2,050,000           200.65            1,775,972
  264                     42.50            2,040,000            273.83            2,038,000           273.56            1,734,145
  265                     40.00            2,000,000             71.42            2,000,000            71.42            1,807,358
  266                     83.00            1,915,000         27,357.14            1,910,126        27,287.51            1,263,138
  267                     75.60            1,890,000            253.49            1,890,000           253.49            1,678,946
  268                     73.90            1,870,000         62,333.33            1,870,000        62,333.33            1,699,190
  269                     70.50            1,875,000            133.93            1,867,516           133.39            1,614,917
  270                     69.90            1,750,000            133.39            1,746,941           133.16            1,492,984
  271                     75.10            1,730,000            346.00            1,728,194           345.64            1,456,277
  272                     80.00            1,700,000             60.93            1,700,000            60.93            1,549,736
  273                     80.00            1,600,000             90.11            1,600,000            90.11            1,419,854
  274                     68.10            1,500,000             32.08            1,497,455            32.03            1,284,478
  275                     48.00            1,500,000             94.70            1,497,437            94.54            1,283,380
  276                     71.90            1,500,000            150.00            1,495,891           149.59            1,278,107
  277                     76.80            1,460,000            232.15            1,460,000           232.15            1,300,239
  278                     55.80            1,300,000            161.51            1,297,634           161.22            1,103,273
  279                     63.90            1,150,000             95.04            1,150,000            95.04            1,026,767
  280                     79.60            1,060,000         53,000.00            1,059,000        52,950.00              906,297
  281                     35.70            1,000,000            138.10            1,000,000           138.10            1,000,000
  282                     79.10              920,000             15.77              917,586            15.73              788,411
  283                     73.10              914,000         30,466.67              914,000        30,466.67              816,604
  284                     74.10              760,000             26.25              759,360            26.23              660,332

                                               % OF APPLICABLE                                                 NET
              MATURITY          % OF INITIAL      LOAN GROUP          INTEREST             ADMIN.           MORTGAGE       ACCRUAL
LOAN #  LTV %(3),(4),(8),(9)  POOL BALANCE(3)     BALANCE(3)    RATE %(3),(11),(12)  FEE %(3),(11),(13)  RATE %(3),(11)    TYPE(3)
------  --------------------  ---------------  ---------------  -------------------  ------------------  --------------  ----------

   1            59.60              8.39%           49.06%              6.0700              0.0204            6.0496      Actual/360
   2            77.60              4.87%            5.88%              6.0500              0.0204            6.0296      Actual/360
 2.01                              2.45%            2.96%
 2.02                              2.42%            2.92%
   3            76.60              4.86%            5.86%              5.8300              0.0204            5.8096      Actual/360
 3.01                              0.62%            0.75%
 3.02                              0.61%            0.73%
 3.03                              0.58%            0.71%
 3.04                              0.43%            0.52%
 3.05                              0.41%            0.50%
 3.06                              0.21%            0.25%
 3.07                              1.99%            2.40%
   4            64.80              4.21%            5.08%              5.6260              0.0204            5.6056      Actual/360
   5            78.90              3.03%            3.66%              5.5700              0.0204            5.5496      Actual/360
   6            78.60              2.71%            3.26%              5.8250              0.0204            5.8046      Actual/360
   7            51.00              2.17%            2.61%              5.8990              0.0204            5.8786      Actual/360
 7.01                              0.25%            0.30%
 7.02                              0.23%            0.27%
 7.03                              0.22%            0.26%
 7.04                              0.18%            0.22%
 7.05                              0.18%            0.21%
 7.06                              0.16%            0.19%
 7.07                              0.12%            0.15%
 7.08                              0.12%            0.14%
 7.09                              0.11%            0.13%
 7.10                              0.11%            0.13%
 7.11                              0.11%            0.13%
 7.12                              0.10%            0.12%
 7.13                              0.09%            0.11%
 7.14                              0.07%            0.08%
 7.15                              0.06%            0.07%
 7.16                              0.03%            0.04%
 7.17                              0.03%            0.03%
 7.18                              0.01%            0.01%
   8            65.00              1.45%            1.75%              6.2500              0.0204            6.2296      Actual/360
 8.01                              0.19%            0.23%
 8.02                              0.15%            0.18%
 8.03                              0.14%            0.17%
 8.04                              0.14%            0.16%
 8.05                              0.12%            0.15%
 8.06                              0.12%            0.14%
 8.07                              0.09%            0.11%
 8.08                              0.08%            0.10%
 8.09                              0.07%            0.08%
 8.10                              0.07%            0.08%
 8.11                              0.07%            0.08%
 8.12                              0.06%            0.08%
 8.13                              0.06%            0.08%
 8.14                              0.06%            0.07%
 8.15                              0.04%            0.05%
   9            67.50              1.34%            1.61%              5.4455              0.0204            5.4251      Actual/360
  10            72.10              1.22%            1.47%              5.4455              0.0204            5.4251      Actual/360
  11            74.90              1.09%            1.31%              5.8200              0.0204            5.7996      Actual/360
  12            41.80              1.08%            1.31%              5.5365              0.0204            5.5161      Actual/360
  13            67.20              1.00%            1.21%              5.8845              0.0304            5.8541      Actual/360
  14            78.60              1.00%            1.20%              5.6460              0.0204            5.6256      Actual/360
  15            64.50              0.99%            1.19%              5.4455              0.0204            5.4251      Actual/360
  16            64.10              0.96%            1.15%              5.4455              0.0204            5.4251      Actual/360
  17            71.90              0.90%            1.08%              6.2300              0.0204            6.2096      Actual/360
  18            67.10              0.89%            1.07%              6.2952              0.0204            6.2748      Actual/360
  19            79.20              0.89%            5.19%              5.7170              0.0204            5.6966      Actual/360
  20            67.40              0.88%            1.06%              6.0810              0.0204            6.0606      Actual/360
  21            72.30              0.85%            1.02%              5.2430              0.0204            5.2226      Actual/360
  22            65.20              0.81%            0.98%              5.8000              0.0454            5.7546      Actual/360
  23            73.70              0.73%            0.87%              5.9500              0.0204            5.9296      Actual/360
  24            61.30              0.72%            0.87%              5.4455              0.0204            5.4251      Actual/360
  25            67.50              0.71%            0.85%              5.9600              0.0204            5.9396      Actual/360
  26            74.10              0.69%            0.84%              6.1400              0.0204            6.1196      Actual/360
  27            70.20              0.67%            0.81%              5.4455              0.0204            5.4251      Actual/360
  28            71.90              0.67%            0.81%              5.4455              0.0204            5.4251      Actual/360
  29            76.70              0.62%            0.75%              5.4455              0.0204            5.4251      Actual/360
  30            52.50              0.61%            0.73%              5.9200              0.0204            5.8996      Actual/360
  31            69.60              0.58%            0.70%              6.1300              0.0204            6.1096      Actual/360
  32            70.30              0.56%            3.29%              6.2160              0.0204            6.1956      Actual/360
  33            69.10              0.56%            0.67%              5.4455              0.0204            5.4251      Actual/360
  34            62.10              0.55%            0.67%              6.0290              0.0204            6.0086      Actual/360
  35            60.60              0.55%            0.67%              5.4455              0.0204            5.4251      Actual/360
  36            69.70              0.55%            0.66%              6.1202              0.0604            6.0598      Actual/360
  37            63.60              0.55%            0.66%              6.0290              0.0204            6.0086      Actual/360
  38            59.30              0.52%            0.63%              6.0290              0.0204            6.0086      Actual/360
  39            74.60              0.51%            0.61%              5.8100              0.0204            5.7896      Actual/360
  40            61.30              0.50%            0.61%              5.4455              0.0204            5.4251      Actual/360
  41            58.00              0.49%            0.59%              6.0300              0.0204            6.0096      Actual/360
  42            56.30              0.49%            0.59%              5.3855              0.0204            5.3651      Actual/360
  43            68.70              0.48%            2.83%              6.1100              0.0204            6.0896      Actual/360
  44            70.00              0.48%            2.81%              6.1000              0.0204            6.0796      Actual/360
  45            60.40              0.47%            0.56%              5.4455              0.0204            5.4251      Actual/360
  46            59.60              0.46%            0.56%              5.9200              0.0204            5.8996      Actual/360
  47            63.00              0.46%            0.56%              5.9000              0.0204            5.8796      Actual/360
  48            56.00              0.46%            0.55%              5.4455              0.0204            5.4251      Actual/360
  49            66.90              0.45%            0.55%              5.5400              0.0204            5.5196      Actual/360
  50            63.80              0.45%            0.55%              6.0300              0.0204            6.0096      Actual/360
 50.01                             0.28%            0.34%
 50.02                             0.09%            0.11%
 50.03                             0.08%            0.10%
  51            62.80              0.45%            0.55%              5.9000              0.0204            5.8796      Actual/360
 51.01                             0.28%            0.34%
 51.02                             0.17%            0.20%
  52            64.90              0.43%            0.52%              5.4400              0.0204            5.4196      Actual/360
  53            61.20              0.43%            0.52%              5.6600              0.0204            5.6396      Actual/360
  54            62.80              0.43%            0.51%              5.9000              0.0204            5.8796      Actual/360
  55            68.80              0.42%            0.51%              6.1630              0.0204            6.1426      Actual/360
 55.01                             0.24%            0.29%
 55.02                             0.18%            0.21%
  56            58.20              0.42%            2.47%              4.6500              0.0204            4.6296      Actual/360
  57            76.10              0.42%            0.51%              5.7900              0.0204            5.7696      Actual/360
  58            65.90              0.42%            0.50%              5.4455              0.0204            5.4251      Actual/360
  59            66.10              0.42%            0.50%              6.3630              0.0204            6.3426      Actual/360
  60            66.60              0.41%            0.50%              5.6260              0.0204            5.6056      Actual/360
  61            50.30              0.41%            0.50%              5.9900              0.0204            5.9696      Actual/360
  62            74.80              0.40%            0.49%              5.9070              0.0204            5.8866      Actual/360
  63            68.50              0.40%            0.48%              5.4455              0.0204            5.4251      Actual/360
  64            71.30              0.40%            0.48%              5.9100              0.0204            5.8896      Actual/360
  65            70.00              0.39%            0.48%              5.4455              0.0204            5.4251      Actual/360
  66            74.30              0.39%            0.47%              5.7400              0.0204            5.7196      Actual/360
  67            71.20              0.38%            0.46%              5.6950              0.0204            5.6746      Actual/360
  68            66.00              0.37%            0.45%              5.4455              0.0204            5.4251      Actual/360
  69            68.60              0.36%            0.44%              5.3855              0.0204            5.3651      Actual/360
  70            73.30              0.36%            2.13%              6.2500              0.0204            6.2296      Actual/360
  71            64.20              0.36%            0.44%              5.4455              0.0204            5.4251      Actual/360
  72            70.20              0.36%            0.43%              5.7500              0.0204            5.7296      Actual/360
 72.01                             0.09%            0.11%
 72.02                             0.06%            0.08%
 72.03                             0.06%            0.07%
 72.04                             0.04%            0.05%
 72.05                             0.04%            0.05%
 72.06                             0.03%            0.03%
 72.07                             0.02%            0.03%
 72.08                             0.01%            0.02%
  73            63.00              0.35%            0.43%              5.9300              0.0204            5.9096      Actual/360
                71.10              0.35%            0.42%             Various                                            Actual/360
  74            71.10              0.27%            0.32%              5.7400              0.0204            5.7196      Actual/360
  75            71.10              0.05%            0.07%              5.7400              0.0204            5.7196      Actual/360
  76            71.10              0.03%            0.04%              5.9400              0.0204            5.9196      Actual/360
  77            74.00              0.35%            0.42%              6.2220              0.0204            6.2016      Actual/360
  78            67.80              0.35%            0.42%              6.4080              0.0204            6.3876      Actual/360
  79            62.50              0.34%            0.41%              5.9700              0.0204            5.9496      Actual/360
  80            69.10              0.33%            0.40%              5.7500              0.0204            5.7296      Actual/360
  81            69.00              0.33%            0.40%              6.0700              0.0204            6.0496      Actual/360
 81.01                             0.29%            0.36%
 81.02                             0.03%            0.04%
  82            66.50              0.32%            0.39%              5.8000              0.0204            5.7796      Actual/360
  83            61.30              0.32%            0.39%              5.6000              0.0204            5.5796      Actual/360
  84            63.70              0.32%            0.39%              5.9630              0.0204            5.9426      Actual/360
  85            58.70              0.32%            1.89%              6.1800              0.0204            6.1596      Actual/360
  86            57.10              0.32%            0.39%              6.8410              0.0204            6.8206      Actual/360
 86.01                             0.21%            0.25%
 86.02                             0.11%            0.14%
  87            58.10              0.32%            0.39%              6.3070              0.0204            6.2866      Actual/360
  88            60.20              0.31%            1.84%              5.8700              0.0204            5.8496      Actual/360
  89            63.80              0.31%            0.38%              6.4500              0.0934            6.3566      Actual/360
  90            63.50              0.31%            0.37%              6.1200              0.0204            6.0996      Actual/360
  91            64.80              0.31%            0.37%              5.6000              0.0204            5.5796      Actual/360
  92            64.60              0.31%            0.37%              5.9900              0.0204            5.9696      Actual/360
  93            80.00              0.31%            1.80%              5.9620              0.0504            5.9116      Actual/360
  94            77.80              0.30%            0.37%              5.4455              0.0204            5.4251      Actual/360
  95            71.80              0.30%            0.37%              6.1570              0.0204            6.1366      Actual/360
  96            59.00              0.30%            1.77%              6.0300              0.0204            6.0096      Actual/360
  97            57.80              0.30%            0.37%              5.7710              0.0204            5.7506      Actual/360
  98            64.20              0.30%            0.36%              5.4455              0.0204            5.4251      Actual/360
  99            65.40              0.30%            1.73%              6.1690              0.0204            6.1486      Actual/360
  100           66.20              0.29%            0.35%              5.6600              0.0204            5.6396      Actual/360
  101           76.10              0.29%            0.35%              6.2500              0.0204            6.2296      Actual/360
  102           78.80              0.28%            0.34%              5.8800              0.0204            5.8596      Actual/360
  103           70.70              0.27%            1.61%              6.5500              0.0204            6.5296      Actual/360
103.01                             0.17%            0.98%
103.02                             0.04%            0.22%
103.03                             0.02%            0.15%
103.04                             0.02%            0.14%
103.05                             0.01%            0.06%
103.06                             0.01%            0.06%
  104           63.70              0.27%            0.33%              6.1200              0.0204            6.0996      Actual/360
  105           55.60              0.27%            0.33%              5.8400              0.0204            5.8196      Actual/360
  106           64.00              0.26%            0.32%              6.2970              0.0204            6.2766      Actual/360
  107           29.30              0.26%            0.31%              5.5970              0.0204            5.5766      Actual/360
  108           62.90              0.26%            0.31%              6.1130              0.0204            6.0926      Actual/360
                58.50              0.26%            0.31%              5.9640                                            Actual/360
  109           58.50              0.15%            0.18%              5.9640              0.0604            5.9036      Actual/360
  110           58.50              0.11%            0.13%              5.9640              0.0604            5.9036      Actual/360
  111           67.60              0.26%            0.31%              5.4455              0.0204            5.4251      Actual/360
  112           67.30              0.25%            0.30%              5.6350              0.0204            5.6146      Actual/360
  113           65.00              0.24%            0.29%              6.3750              0.0204            6.3546      Actual/360
  114           61.10              0.24%            1.41%              6.0300              0.0204            6.0096      Actual/360
  115           62.90              0.24%            0.29%              6.1600              0.0204            6.1396      Actual/360
  116           55.40              0.24%            0.29%              6.1500              0.0204            6.1296      Actual/360
  117           59.80              0.24%            0.29%              6.2000              0.0204            6.1796      Actual/360
  118           66.90              0.24%            0.29%              6.1300              0.0204            6.1096      Actual/360
  119           63.40              0.24%            0.29%              5.5400              0.0204            5.5196      Actual/360
  120           50.20              0.23%            0.28%              5.7900              0.0204            5.7696      Actual/360
  121           63.00              0.22%            0.27%              5.9300              0.0204            5.9096      Actual/360
  122           70.30              0.22%            0.26%              6.2400              0.0204            6.2196      Actual/360
  123           69.90              0.21%            0.26%              6.0160              0.0204            5.9956      Actual/360
  124           62.20              0.21%            0.25%              6.1200              0.0204            6.0996      Actual/360
  125           72.40              0.21%            0.25%              6.1320              0.0204            6.1116      Actual/360
  126           63.90              0.21%            0.25%              5.9630              0.0204            5.9426      Actual/360
  127           59.50              0.20%            0.24%              6.1000              0.0204            6.0796      Actual/360
  128           68.00              0.20%            1.16%              5.8700              0.0204            5.8496      Actual/360
  129           67.00              0.20%            0.24%              5.6000              0.0204            5.5796      Actual/360
  130           76.10              0.19%            0.24%              6.2500              0.0204            6.2296      Actual/360
  131           67.70              0.19%            1.14%              6.0200              0.0504            5.9696      Actual/360
  132           59.80              0.19%            0.23%              5.3500              0.0204            5.3296      Actual/360
132.01                             0.10%            0.13%
132.02                             0.09%            0.11%
  133           72.40              0.19%            0.23%              6.0960              0.0204            6.0756      Actual/360
  134           63.50              0.19%            0.23%              6.1200              0.0204            6.0996      Actual/360
  135           74.50              0.19%            0.23%              5.9800              0.0204            5.9596      Actual/360
  136           50.00              0.19%            0.23%              5.4455              0.0204            5.4251      Actual/360
  137           66.90              0.19%            1.09%              5.9800              0.0204            5.9596      Actual/360
  138           71.10              0.19%            0.22%              6.0300              0.0204            6.0096      Actual/360
  139           61.10              0.19%            0.22%              5.7500              0.0204            5.7296      Actual/360
  140           67.00              0.18%            0.22%              5.6500              0.0204            5.6296      Actual/360
  141           52.80              0.18%            0.22%              6.0000              0.0204            5.9796      Actual/360
  142           70.00              0.18%            0.22%              6.4600              0.0204            6.4396      Actual/360
  143           63.20              0.18%            1.06%              6.2100              0.0204            6.1896      Actual/360
  144           58.90              0.18%            0.21%              6.3000              0.0204            6.2796      Actual/360
  145           54.90              0.18%            1.03%              6.0000              0.0204            5.9796      Actual/360
  146           61.20              0.17%            0.21%              6.0600              0.0204            6.0396      Actual/360
  147           59.50              0.17%            1.01%              5.9800              0.0204            5.9596      Actual/360
147.01                             0.09%            0.54%
147.02                             0.08%            0.47%
  148           47.60              0.17%            0.21%              6.1100              0.0204            6.0896      Actual/360
  149           52.00              0.17%            0.20%              6.2320              0.0204            6.2116      Actual/360
  150           62.60              0.17%            0.20%              6.0900              0.0204            6.0696      Actual/360
  151           52.60              0.17%            0.20%              6.3000              0.0204            6.2796      Actual/360
  152           59.50              0.16%            0.20%              6.0000              0.0204            5.9796      Actual/360
  153           67.60              0.16%            0.92%              5.8900              0.0204            5.8696      Actual/360
  154           0.70               0.16%            0.19%              6.5600              0.0204            6.5396      Actual/360
  155           74.60              0.15%            0.19%              5.9800              0.0204            5.9596      Actual/360
  156           57.90              0.15%            0.19%              6.1000              0.0204            6.0796      Actual/360
  157           47.70              0.15%            0.90%              5.7700              0.0204            5.7496      Actual/360
  158           72.70              0.15%            0.18%              6.1700              0.0204            6.1496      Actual/360
  159           73.80              0.15%            0.18%              6.3050              0.0204            6.2846      Actual/360
  160           42.40              0.15%            0.17%              6.0000              0.0204            5.9796      Actual/360
  161           72.10              0.14%            0.17%              6.0200              0.0204            5.9996      Actual/360
  162           50.20              0.14%            0.17%              6.0700              0.0204            6.0496      Actual/360
  163           48.90              0.14%            0.17%              6.0700              0.0204            6.0496      Actual/360
  164           38.80              0.14%            0.17%              5.9500              0.0204            5.9296      Actual/360
  165           67.70              0.14%            0.16%              5.4455              0.0204            5.4251      Actual/360
  166           47.20              0.13%            0.16%              5.7890              0.0204            5.7686      Actual/360
  167           65.20              0.13%            0.16%              5.9000              0.0204            5.8796      Actual/360
  168           68.40              0.13%            0.76%              5.8900              0.0204            5.8696      Actual/360
  169           70.40              0.13%            0.76%              6.2100              0.0204            6.1896      Actual/360
  170           63.00              0.13%            0.75%              6.2900              0.0204            6.2696      Actual/360
  171           60.50              0.13%            0.15%              6.1300              0.0204            6.1096      Actual/360
  172           71.20              0.13%            0.15%              6.3160              0.0204            6.2956      Actual/360
  173           42.30              0.13%            0.15%              6.2300              0.0204            6.2096      Actual/360
  174           47.30              0.13%            0.15%              6.2000              0.0204            6.1796      Actual/360
174.01                             0.07%            0.09%
174.02                             0.05%            0.06%
  175           42.50              0.12%            0.15%              5.5800              0.0204            5.5596      Actual/360
  176           72.20              0.12%            0.15%              6.0540              0.0204            6.0336      Actual/360
  177           54.00              0.12%            0.15%              6.1100              0.0204            6.0896      Actual/360
  178           66.80              0.12%            0.72%              6.0200              0.0204            5.9996      Actual/360
  179           70.90              0.12%            0.15%              5.9780              0.0204            5.9576      Actual/360
  180           71.40              0.12%            0.15%              6.3000              0.0204            6.2796      Actual/360
  181           70.20              0.12%            0.15%              6.1500              0.0204            6.1296      Actual/360
  182           64.80              0.12%            0.14%              5.8400              0.0204            5.8196      Actual/360
  183           63.30              0.12%            0.14%              6.6300              0.0204            6.6096      Actual/360
  184           65.70              0.12%            0.70%              5.9900              0.0204            5.9696      Actual/360
  185           66.50              0.12%            0.14%              6.0500              0.0204            6.0296      Actual/360
  186           68.30              0.12%            0.14%              5.6500              0.0204            5.6296      Actual/360
  187           46.30              0.11%            0.67%              6.4500              0.0204            6.4296      Actual/360
  188           31.50              0.11%            0.14%              6.4000              0.0204            6.3796      Actual/360
  189           65.10              0.11%            0.66%              5.6600              0.0204            5.6396      Actual/360
  190           49.50              0.11%            0.66%              6.0840              0.0204            6.0636      Actual/360
  191           68.20              0.11%            0.13%              6.0790              0.0204            6.0586      Actual/360
  192           64.20              0.11%            0.63%              5.9920              0.0204            5.9716      Actual/360
  193           52.50              0.10%            0.12%              6.0500              0.0804            5.9696      Actual/360
  194           65.30              0.10%            0.12%              6.4570              0.0904            6.3666      Actual/360
  195           65.70              0.10%            0.12%              5.9440              0.0204            5.9236      Actual/360
  196           63.30              0.10%            0.12%              5.7500              0.0204            5.7296      Actual/360
  197           59.40              0.10%            0.12%              5.8750              0.0204            5.8546      Actual/360
  198           58.50              0.10%            0.12%              6.3600              0.0204            6.3396      Actual/360
  199           56.50              0.10%            0.12%              6.2500              0.0204            6.2296      Actual/360
  200           73.40              0.10%            0.11%              6.1400              0.0204            6.1196      Actual/360
  201           69.40              0.09%            0.11%              6.6500              0.0204            6.6296      Actual/360
  202           51.70              0.09%            0.11%              6.3730              0.0204            6.3526      Actual/360
  203           74.60              0.09%            0.11%              5.8440              0.0204            5.8236      Actual/360
  204           51.70              0.09%            0.51%              5.7000              0.0204            5.6796      Actual/360
  205           61.40              0.09%            0.10%              5.8000              0.0204            5.7796      Actual/360
  206           60.10              0.09%            0.10%              6.0100              0.0204            5.9896      Actual/360
  207           68.00              0.09%            0.51%              6.0600              0.0204            6.0396      Actual/360
  208           60.80              0.09%            0.10%              6.1000              0.0204            6.0796      Actual/360
  209           48.00              0.09%            0.10%              5.8200              0.0204            5.7996      Actual/360
  210           0.70               0.08%            0.10%              6.5600              0.0204            6.5396      Actual/360
  211           60.30              0.08%            0.10%              5.8440              0.0204            5.8236      Actual/360
  212           56.10              0.08%            0.10%              6.4300              0.0204            6.4096      Actual/360
  213           53.90              0.08%            0.10%              6.0500              0.0204            6.0296      Actual/360
  214           65.10              0.08%            0.10%              6.6000              0.0204            6.5796      Actual/360
  215           59.50              0.08%            0.10%              6.0500              0.0204            6.0296      Actual/360
  216           35.10              0.08%            0.10%              6.0500              0.0204            6.0296      Actual/360
  217           65.10              0.08%            0.47%              5.9850              0.0204            5.9646      Actual/360
  218           67.40              0.08%            0.09%              5.7900              0.0204            5.7696      Actual/360
  219           52.30              0.08%            0.09%              6.0330              0.0204            6.0126      Actual/360
  220           56.50              0.08%            0.09%              6.0000              0.0204            5.9796      Actual/360
  221           62.80              0.08%            0.46%              5.7200              0.0204            5.6996      Actual/360
  222           63.70              0.08%            0.09%              6.2000              0.0204            6.1796      Actual/360
  223           54.50              0.08%            0.09%              6.1500              0.0204            6.1296      Actual/360
  224           47.00              0.08%            0.09%              6.2000              0.0204            6.1796      Actual/360
  225           51.80              0.08%            0.09%              5.8300              0.0204            5.8096      Actual/360
  226           65.10              0.07%            0.09%              6.0000              0.0204            5.9796      Actual/360
  227           61.40              0.07%            0.09%              6.8500              0.0204            6.8296      Actual/360
227.01                             0.02%            0.02%
227.02                             0.02%            0.02%
227.03                             0.02%            0.02%
227.04                             0.01%            0.01%
227.05                             0.01%            0.01%
  228           45.30              0.07%            0.42%              6.2200              0.0204            6.1996      Actual/360
  229           68.50              0.07%            0.08%              6.0900              0.0204            6.0696      Actual/360
  230           67.50              0.07%            0.08%              6.1640              0.0204            6.1436      Actual/360
                60.60              0.07%            0.08%              Various             0.0000            0.0000      Actual/360
  231           60.60              0.05%            0.06%              6.3600              0.0204            6.3396      Actual/360
  232           60.60              0.02%            0.02%              6.5200              0.0204            6.4996      Actual/360
  233           68.10              0.07%            0.08%              6.4000              0.0204            6.3796      Actual/360
  234           65.10              0.07%            0.08%              6.3010              0.0204            6.2806      Actual/360
  235           68.80              0.07%            0.08%              6.0700              0.0204            6.0496      Actual/360
  236           36.80              0.06%            0.08%              5.8040              0.0204            5.7836      Actual/360
  237           70.50              0.06%            0.08%              6.0800              0.0204            6.0596      Actual/360
  238           76.70              0.06%            0.38%              6.4500              0.0204            6.4296      Actual/360
  239           64.30              0.06%            0.07%              6.0700              0.0204            6.0496      Actual/360
  240           64.00              0.06%            0.07%              5.9700              0.0204            5.9496      Actual/360
  241           27.50              0.06%            0.07%              6.1800              0.0204            6.1596      Actual/360
  242           54.10              0.06%            0.07%              6.3700              0.0204            6.3496      Actual/360
  243           63.00              0.06%            0.07%              6.1000              0.0204            6.0796      Actual/360
  244           75.20              0.06%            0.33%              6.4500              0.0204            6.4296      Actual/360
  245           68.20              0.05%            0.32%              6.3200              0.0204            6.2996      Actual/360
  246           63.20              0.05%            0.07%              5.7900              0.0204            5.7696      Actual/360
  247           49.10              0.05%            0.32%              6.0800              0.0204            6.0596      Actual/360
  248           39.40              0.05%            0.07%              6.1500              0.0204            6.1296      Actual/360
  249           58.60              0.05%            0.07%              5.8000              0.0204            5.7796      Actual/360
  250           58.80              0.05%            0.31%              5.9790              0.0204            5.9586      Actual/360
  251           56.70              0.05%            0.06%              5.9600              0.0204            5.9396      Actual/360
  252           41.70              0.05%            0.06%              5.8400              0.0204            5.8196      Actual/360
  253           35.20              0.05%            0.06%              6.1100              0.0204            6.0896      Actual/360
  254           62.50              0.05%            0.06%              6.0300              0.0204            6.0096      Actual/360
  255           55.60              0.05%            0.06%              6.2000              0.0204            6.1796      Actual/360
  256           71.40              0.05%            0.30%              6.5100              0.0204            6.4896      Actual/360
  257           63.10              0.05%            0.06%              6.0700              0.0204            6.0496      Actual/360
  258           67.60              0.05%            0.06%              6.2380              0.0204            6.2176      Actual/360
  259           40.40              0.05%            0.06%              6.0300              0.0204            6.0096      Actual/360
  260           61.10              0.05%            0.06%              5.9520              0.0204            5.9316      Actual/360
  261           41.70              0.05%            0.27%              6.8000              0.0204            6.7796      Actual/360
  262           65.20              0.04%            0.26%              6.0770              0.0204            6.0566      Actual/360
  263           66.30              0.04%            0.05%              5.9300              0.0204            5.9096      Actual/360
  264           36.10              0.04%            0.05%              6.0800              0.0204            6.0596      Actual/360
  265           36.20              0.04%            0.05%              6.0000              0.0204            5.9796      Actual/360
  266           54.90              0.04%            0.24%              6.5000              0.0204            6.4796      Actual/360
  267           67.20              0.04%            0.05%              6.1100              0.0204            6.0896      Actual/360
  268           67.20              0.04%            0.24%              6.2900              0.0204            6.2696      Actual/360
  269           60.90              0.04%            0.05%              6.5300              0.0204            6.5096      Actual/360
  270           59.70              0.04%            0.05%              6.2000              0.0204            6.1796      Actual/360
  271           63.30              0.04%            0.05%              5.7500              0.0204            5.7296      Actual/360
  272           72.90              0.04%            0.04%              6.4600              0.0204            6.4396      Actual/360
  273           71.00              0.03%            0.04%              6.0600              0.0204            6.0396      Actual/360
  274           58.40              0.03%            0.04%              6.3300              0.0204            6.3096      Actual/360
  275           41.10              0.03%            0.04%              6.3000              0.0204            6.2796      Actual/360
  276           61.50              0.03%            0.04%              6.1600              0.0204            6.1396      Actual/360
  277           68.40              0.03%            0.04%              6.2200              0.0204            6.1996      Actual/360
  278           47.50              0.03%            0.03%              6.0200              0.0204            5.9996      Actual/360
  279           57.00              0.02%            0.03%              6.3400              0.0204            6.3196      Actual/360
  280           68.10              0.02%            0.13%              6.2800              0.0204            6.2596      Actual/360
  281           35.70              0.02%            0.03%              6.1500              0.0204            6.1296      Actual/360
  282           68.00              0.02%            0.02%              6.3600              0.0204            6.3396      Actual/360
  283           65.30              0.02%            0.12%              6.3700              0.0204            6.3496      Actual/360
  284           64.40              0.02%            0.02%              6.8600              0.0204            6.8396      Actual/360

             MONTHLY P&I DEBT           ANNUAL P&I DEBT
                 SERVICE                    SERVICE                              FIRST         PAYMENT     MATURITY/
LOAN #  ($)(3),(5),(12),(14),(15)  ($)(3),(5),(12),(14),(15)  NOTE DATE(3)  PAYMENT DATE(3)  DUE DATE(3)  ARD DATE(3)
------  -------------------------  -------------------------  ------------  ---------------  -----------  -----------

   1           1,987,327.84              23,847,934.02           8/10/2006         9/9/2006       9          8/9/2016
   2           1,150,130.21              13,801,562.52           10/3/2006        12/1/2006       1         11/1/2011
 2.01
 2.02
   3           1,105,351.81              13,264,221.72           11/8/2006        11/8/2006       8         10/8/2011
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
   4           1,122,653.11              13,471,837.32           9/11/2006        11/1/2006       1         10/1/2011
   5             658,858.80               7,906,305.60                             1/8/2007       8         12/8/2011
   6             615,198.21               7,382,378.52           11/1/2006        12/5/2006       5         11/5/2016
   7             498,410.88               5,980,930.56           8/31/2006        10/1/2006       1          9/1/2016
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8             412,530.52               4,950,366.24           11/1/2006         1/1/2007       1         12/1/2016
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9             284,108.25               3,409,299.00           11/1/2006        12/1/2006       1         11/1/2016
  10             258,803.06               3,105,636.72           11/1/2006        12/1/2006       1         11/1/2016
  11             280,472.04               3,365,664.48           11/9/2006         1/1/2007       1         12/1/2016
  12             233,891.49               2,806,697.88           11/1/2006        12/1/2006       1         11/1/2016
  13             275,347.45               3,304,169.40           8/14/2006        10/1/2006       1          9/1/2016
  14             219,435.97               2,633,231.64           11/9/2006         1/8/2007       8         12/8/2016
  15             209,803.01               2,517,636.12           11/1/2006        12/1/2006       1         11/1/2016
  16             203,361.69               2,440,340.28           11/1/2006        12/1/2006       1         11/1/2016
  17             254,368.65               3,052,423.80           7/26/2006         9/8/2006       8          8/8/2016
  18             253,650.57               3,043,806.84           8/25/2006        10/1/2006       1          9/1/2016
  19             198,043.76               2,376,525.12           11/8/2006        12/8/2006       8         11/8/2016
  20             244,931.07               2,939,172.84          10/31/2006        12/1/2006       1         11/1/2016
  21             215,466.27               2,585,595.24          11/22/2005         1/1/2006       1         12/1/2015
  22             219,445.64               2,633,347.68           9/28/2006        11/1/2006       1         10/1/2016
  23             199,773.80               2,397,285.60           9/12/2006        11/1/2006       1         10/1/2016
  24             152,751.32               1,833,015.84           11/1/2006        12/1/2006       1         11/1/2016
  25             196,406.84               2,356,882.08            5/1/2006         6/8/2006       8          5/8/2016
  26             194,745.88               2,336,950.56           6/26/2006         8/1/2006       1          7/1/2011
  27             143,089.34               1,717,072.08           11/1/2006        12/1/2006       1         11/1/2016
  28             142,169.15               1,706,029.80           11/1/2006        12/1/2006       1         11/1/2016
  29             131,356.93               1,576,283.16           11/1/2006        12/1/2006       1         11/1/2016
  30             179,037.61               2,148,451.32           11/8/2006        12/8/2006       8         11/8/2016
  31             163,534.22               1,962,410.64           9/27/2006        11/1/2006       1         10/1/2016
  32             152,039.81               1,824,477.72           8/22/2006        10/1/2006       1          9/1/2016
  33             118,474.29               1,421,691.48           11/1/2006        12/1/2006       1         11/1/2016
  34             153,962.56               1,847,550.72           9/21/2006        11/1/2006       1         10/1/2016
  35             117,324.05               1,407,888.60           11/1/2006        12/1/2006       1         11/1/2016
  36             154,254.24               1,851,050.88          10/16/2006        12/1/2006       1         11/1/2016
  37             151,556.90               1,818,682.80           9/19/2006        11/1/2006       1         10/1/2016
  38             145,542.74               1,746,512.88           9/19/2006        11/1/2006       1         10/1/2016
  39             138,036.65               1,656,439.80           11/9/2006         1/8/2007       8         12/8/2016
  40             107,155.97               1,285,871.64           11/1/2006        12/1/2006       1         11/1/2016
  41             135,333.14               1,623,997.68           9/28/2006        11/1/2006       1         10/1/2016
  42             102,380.60               1,228,567.20           11/1/2006        12/1/2006       1         11/1/2016
  43             135,826.89               1,629,922.68          10/17/2006        12/1/2006       1         11/1/2016
  44             134,530.84               1,614,370.08           10/2/2006        12/1/2006       1         11/1/2016
  45              99,380.38               1,192,564.56           11/1/2006        12/1/2006       1         11/1/2016
  46             127,502.42               1,530,029.04          11/15/2006         1/8/2007       8         12/8/2016
  47             126,782.93               1,521,395.16           11/3/2006         1/1/2007       1         12/1/2016
  48              96,803.85               1,161,646.20           11/1/2006        12/1/2006       1         11/1/2016
  49             119,763.25               1,437,159.00                             1/1/2007       1         12/1/2016
  50             126,310.93               1,515,731.16           9/20/2006        11/8/2006       8         10/8/2016
 50.01
 50.02
 50.03
  51             123,965.53               1,487,586.36           11/3/2006         1/1/2007       1         12/1/2016
 51.01
 51.02
  52              91,925.93               1,103,111.16          11/13/2006         1/8/2007       8         12/8/2016
  53             114,128.95               1,369,547.40          11/10/2006         1/8/2007       8         12/8/2016
  54             116,847.89               1,402,174.68           11/3/2006         1/1/2007       1         12/1/2016
  55             118,963.66               1,427,563.92            9/7/2006        11/1/2006       1         10/1/2016
 55.01
 55.02
  56             115,536.87               1,386,442.44           10/2/2006        11/8/2006       8         10/8/2016
  57              94,905.07               1,138,860.84           9/29/2006        11/8/2006       8         10/8/2016
  58              88,798.21               1,065,578.52           11/1/2006        12/1/2006       1         11/1/2016
  59             119,943.91               1,439,326.92           10/4/2006        11/8/2006       8         10/8/2016
  60             104,370.13               1,252,441.56                             1/1/2007       1         12/1/2016
  61             113,792.47               1,365,509.64           11/6/2006        12/8/2006       8         11/8/2016
  62             110,644.15               1,327,729.80          10/10/2006        12/1/2006       1         11/1/2016
  63              85,117.45               1,021,409.40           11/1/2006        12/1/2006       1         11/1/2016
  64             109,848.66               1,318,183.92           11/9/2006         1/1/2007       1         12/1/2011
  65              83,737.17               1,004,846.04           11/1/2006        12/1/2006       1         11/1/2016
  66             104,928.79               1,259,145.48           11/2/2006         1/1/2007       1         12/1/2016
  67              96,774.72               1,161,296.64           11/2/2006        12/8/2006       8         11/8/2016
  68              78,906.18                 946,874.16           11/1/2006        12/1/2006       1         11/1/2016
  69              76,444.18                 917,330.16           11/1/2006        12/1/2006       1         11/1/2016
  70             103,440.49               1,241,285.88           5/22/2006         7/1/2006       1          6/1/2016
  71              76,835.75                 922,029.00           11/1/2006        12/1/2006       1         11/1/2016
  72              96,289.52               1,155,474.24           9/20/2006        11/8/2006       8         10/8/2016
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08
  73              97,143.14               1,165,717.68           11/3/2006         1/1/2007       1         12/1/2016
                  95,125.09               1,141,501.08          10/27/2006        12/8/2006       8         11/8/2016
  74              71,992.81                 863,913.72          10/27/2006        12/8/2006       8         11/8/2016
  75              14,573.44                 174,881.28          10/27/2006        12/8/2006       8         11/8/2016
  76              8,558.84                  102,706.08          10/27/2006        12/8/2006       8         11/8/2016
  77              98,223.57               1,178,682.84           8/15/2006        10/8/2006       8          9/8/2016
  78             100,164.77               1,201,977.24           9/25/2006        11/1/2006       1         10/1/2016
  79              93,826.83               1,125,921.96           8/31/2006        10/1/2006       1          9/1/2016
  80              89,286.65               1,071,439.80          10/31/2006        12/8/2006       8         11/8/2016
  81              91,816.87               1,101,802.44           8/30/2006        10/8/2006       8          9/8/2016
 81.01
 81.02
  82              88,012.96               1,056,155.52          10/11/2006        12/8/2006       8         11/8/2016
  83              86,111.85               1,033,342.20          10/20/2006        12/1/2006       1         11/1/2016
  84              93,251.62               1,119,019.44          10/18/2006        12/8/2006       8         11/8/2016
  85              91,370.18               1,096,442.16           9/28/2006        11/1/2006       1         10/1/2016
  86              97,544.13               1,170,529.56            5/4/2006         7/1/2006       1          6/1/2016
 86.01
 86.02
  87              91,675.52               1,100,106.24           9/26/2006        11/8/2006       8         10/8/2016
  88              85,726.65               1,028,719.80           9/13/2006        11/1/2006       1         10/1/2016
  89              87,104.95               1,045,259.40           7/25/2006         9/1/2006       1          8/1/2016
  90              87,443.29               1,049,319.48           7/14/2006         9/8/2006       8          8/8/2016
  91              67,423.61                809,083.32           10/10/2006        12/8/2006       8         11/8/2016
  92              85,044.90               1,020,538.80          11/10/2006         1/1/2007       1         12/1/2016
  93              71,530.20                 858,362.40          10/31/2006        12/1/2006       1         11/1/2016
  94              64,413.21                 772,958.52           11/1/2006        12/1/2006       1         11/1/2016
  95              71,831.67                 861,980.04           10/2/2006        12/1/2006       1         11/1/2011
  96              84,207.29               1,010,487.48           4/19/2006         6/8/2006       8          5/8/2016
  97              81,887.06                 982,644.72          10/31/2006        12/8/2006       8         11/8/2016
  98              63,493.02                 761,916.24           11/1/2006        12/1/2006       1         11/1/2016
  99              83,632.85               1,003,594.20          10/31/2006        12/1/2006       1         11/1/2016
  100             64,918.04                 779,016.48          11/14/2006         1/8/2007       8         12/8/2016
  101             82,506.10                 990,073.20           5/16/2006         7/8/2006       8          6/8/2011
  102             64,584.72                 775,016.64           11/8/2006        12/8/2006       8         11/8/2016
  103             80,690.70                 968,288.40           10/2/2006        11/8/2006       8         10/8/2016
103.01
103.02
103.03
103.04
103.05
103.06
  104             76,366.37                 916,396.44           7/18/2006         9/8/2006       8          8/8/2016
  105             73,662.84                 883,954.08           9/21/2006        11/8/2006       8         10/8/2016
  106             75,490.82                 905,889.84           9/26/2006        11/8/2006       8         10/8/2016
  107             68,866.78                 826,401.36          11/14/2006         1/8/2007       8         12/8/2016
  108             72,516.75                 870,201.00           10/6/2006        11/8/2006       8         10/8/2016
                  70,951.87                 851,422.44           8/31/2006        10/1/2006       1          9/1/2016
  109             41,567.76                 498,813.12           8/31/2006        10/1/2006       1          9/1/2016
  110             29,384.11                 352,609.32           8/31/2006        10/1/2006       1          9/1/2016
  111             54,406.15                 652,873.80           11/1/2006        12/1/2006       1         11/1/2016
  112             65,264.61                 783,175.32          10/30/2006        12/1/2006       1         11/1/2016
  113             69,530.30                 834,363.60          10/31/2006        12/1/2006       1         11/1/2016
  114             66,884.65                 802,615.80           9/22/2006        11/8/2006       8         10/8/2016
  115             67,574.23                 810,890.76                             1/1/2007       1         12/1/2016
  116             67,015.10                 804,181.20           9/21/2006        11/1/2006       1         10/1/2016
  117             67,371.59                 808,459.08          10/12/2006        12/1/2006       1         11/1/2016
  118             66,629.56                 799,554.72          10/26/2006        12/8/2006       8         11/8/2016
  119             62,351.03                 748,212.36                             1/1/2007       1         12/1/2016
  120             63,007.51                 756,090.12          11/15/2006         1/8/2007       8         12/8/2016
  121             60,695.87                 728,350.44           11/3/2006         1/1/2007       1         12/1/2016
  122             61,937.24                 743,246.88                             1/1/2007       1         12/1/2016
  123             56,555.20                 678,662.40           10/5/2006        11/8/2006       8         10/8/2016
  124             59,004.03                 708,048.36           7/13/2006         9/8/2006       8          8/8/2016
  125             57,766.01                 693,192.14                             1/1/2007       1         12/1/2016
  126             59,059.36                 708,712.32          10/18/2006        12/8/2006       8         11/8/2016
  127             56,357.52                 676,290.24          10/16/2006        12/1/2006       1         11/1/2016
  128             52,790.63                 633,487.56          10/13/2006        12/8/2006       8         11/8/2016
  129             52,241.19                 626,894.28          10/31/2006        12/8/2006       8         11/8/2016
  130             47,526.04                 570,312.48           9/28/2006        11/8/2006       8         10/8/2011
  131             45,777.08                 549,324.96           9/15/2006        11/1/2006       1         10/1/2011
  132             55,674.92                 668,099.04           7/27/2005         9/8/2005       8          8/8/2015
132.01
132.02
  133             53,304.81                 639,657.72            9/7/2006        11/1/2006       1         10/1/2016
  134             53,429.13                 641,149.56           7/17/2006         9/8/2006       8          8/8/2016
  135             52,348.21                 628,178.52           10/5/2006        12/1/2006       1         11/1/2016
  136             40,028.21                 480,338.52           11/1/2006        12/1/2006       1         11/1/2016
  137             49,279.23                 591,350.76           8/23/2006        10/1/2006       1          9/1/2016
  138             43,815.21                 525,782.52          10/11/2006        12/1/2006       1         11/1/2011
  139             54,103.15                 649,237.80           11/8/2006        12/8/2006       8         11/8/2016
  140             48,949.60                 587,395.20                             1/1/2007       1         12/1/2016
  141             50,362.24                 604,346.88           9/28/2006        11/8/2006       8         10/8/2016
  142             52,872.94                 634,475.28          10/27/2006        12/8/2006       8         11/8/2011
  143             51,195.36                 614,344.32           10/5/2006        12/1/2006       1         11/1/2016
  144             50,755.77                 609,069.24          10/12/2006        12/1/2006       1         11/1/2016
  145             48,563.59                 582,763.08           10/9/2006        12/1/2006       1         11/1/2016
  146             48,273.08                 579,276.96           9/22/2006        11/8/2006       8          3/8/2016
  147             47,861.22                 574,334.64          10/25/2006        12/1/2006       1         11/1/2016
147.01
147.02
  148             47,924.63                 575,095.56           8/25/2006        10/8/2006       8          9/8/2016
  149             51,367.46                 616,409.52          10/10/2006        12/1/2006       1         11/1/2016
  150             47,217.22                 566,606.64           10/3/2006        11/8/2006       8         10/8/2016
  151             51,032.79                 612,393.48          10/19/2006        12/8/2006       8         11/8/2016
  152             44,966.29                 539,595.48           9/27/2006        11/8/2006       8         10/8/2016
  153             43,252.26                 519,027.12                            12/1/2006       1         11/1/2016
  154             63,831.87                 765,982.44           9/27/2006        11/1/2006       1         10/1/2021
  155             42,476.84                 509,722.08           9/27/2006        11/1/2006       1         10/1/2016
  156             43,025.63                 516,307.56           9/13/2006        11/8/2006       8         10/8/2016
  157             39,392.82                 472,713.84           9/11/2006        11/8/2006       8         10/8/2011
  158             42,126.13                 505,513.56           9/13/2006        11/1/2006       1         10/1/2016
  159             42,112.32                 505,347.84           9/12/2006        11/1/2006       1         10/1/2016
  160             40,169.89                 482,038.68           9/22/2006        11/8/2006       8         10/8/2016
  161             39,655.24                 475,862.88          11/14/2006         1/8/2007       8         12/8/2011
  162             39,263.79                 471,165.48          10/24/2006        12/8/2006       8         11/8/2016
  163             39,263.79                 471,165.48          10/24/2006        12/8/2006       8         11/8/2016
  164             38,762.08                 465,144.96           9/28/2006        11/8/2006       8         10/8/2016
  165             28,962.94                 347,555.28           11/1/2006        12/1/2006       1         11/1/2016
  166             29,347.01                 352,164.12            9/6/2006        10/8/2006       8          9/8/2016
  167             35,588.19                 427,058.28           9/26/2006        11/1/2006       1          6/1/2018
  168             35,549.81                 426,597.72           11/6/2006        12/8/2006       8         11/8/2016
  169             36,787.08                 441,444.96           9/21/2006        11/1/2006       1         10/1/2011
  170             36,635.52                 439,626.24           7/14/2006         9/8/2006       8          8/8/2016
  171             35,868.10                 430,417.20           10/5/2006        11/8/2006       8         10/8/2016
  172             36,270.94                 435,251.28           11/3/2006        12/8/2006       8         11/8/2016
  173             35,636.19                 427,634.28          10/26/2006        12/8/2006       8         11/8/2016
  174             35,523.20                 426,278.40          10/25/2006        12/1/2006       1         11/1/2016
174.01
174.02
  175             33,101.75                 397,221.00           11/6/2006        12/8/2006       8         11/8/2016
  176             34,674.03                 416,088.36           8/24/2006        10/8/2006       8          9/8/2016
  177             34,578.53                 414,942.36           8/25/2006        10/8/2006       8          9/8/2016
  178             33,947.29                 407,367.48           9/15/2006        11/1/2006       1         10/1/2016
  179             33,495.66                 401,947.92           10/6/2006        12/1/2006       1         11/1/2016
  180             34,662.48                 415,949.76           8/30/2006        10/8/2006       8          9/8/2016
  181             33,964.47                 407,573.64           11/3/2006        12/8/2006       8         11/8/2016
  182             32,411.65                 388,939.80           9/12/2006        11/8/2006       8         10/8/2016
  183             35,235.29                 422,823.48           11/6/2006        12/8/2006       8         11/8/2016
  184             32,939.93                 395,279.16          10/20/2006        12/8/2006       8         11/8/2016
  185             32,549.52                 390,594.24          10/18/2006        12/8/2006       8         11/8/2016
  186             30,974.47                 371,693.64                             1/1/2007       1         12/1/2016
  187             35,620.57                 427,446.84          10/13/2006        12/1/2006       1         11/1/2016
  188             32,839.06                 394,068.72           9/11/2006        11/8/2006       8         10/8/2016
  189             30,193.61                 362,323.32           11/2/2006        12/8/2006       8         11/8/2016
  190             31,458.01                 377,496.12           9/22/2006        11/8/2006       8         10/8/2016
  191             30,836.59                 370,039.08           9/19/2006        11/1/2006       1         10/1/2016
  192             29,951.81                 359,421.72          10/13/2006        12/8/2006       8         11/8/2016
  193             40,634.90                 487,618.80           10/4/2006        12/1/2006       1         11/1/2011
  194             28,315.93                 339,791.16          10/25/2006        12/1/2006       1         11/1/2016
  195             26,817.97                 321,815.64          10/10/2006        12/1/2006       1         11/1/2016
  196             26,260.78                 315,129.36           9/28/2006        11/8/2006       8         10/8/2016
  197             26,619.20                 319,430.40          11/13/2006         1/1/2007       1         12/1/2016
  198             29,866.87                 358,402.44          10/20/2006        12/8/2006       8         11/8/2016
  199             27,399.42                 328,793.04           5/16/2006         7/8/2006       8          6/8/2011
  200             26,777.56                 321,330.72           9/21/2006        11/8/2006       8         10/8/2016
  201             27,283.51                 327,402.12           6/29/2006         8/1/2006       1          7/1/2016
  202             25,187.76                 302,253.12           6/20/2006         8/1/2006       1          7/1/2016
  203             24,849.87                 298,198.44           11/1/2006         1/1/2007       1         12/1/2016
  204             23,216.02                 278,592.24          11/14/2006         1/8/2007       8         12/8/2016
  205             23,470.12                 281,641.46                             1/1/2007       1         12/1/2016
  206             24,007.74                 288,092.88          10/24/2006        12/8/2006       8         11/8/2016
  207             24,136.54                 289,638.48           11/7/2006        12/8/2006       8         11/8/2016
  208             24,239.79                 290,877.48           9/14/2006        11/1/2006       1         10/1/2016
  209             23,521.09                 282,253.08           9/20/2006        11/1/2006       1         10/1/2016
  210             34,539.16                 414,469.92           9/27/2006        11/1/2006       1         10/1/2021
  211             22,462.16                 269,545.92           11/1/2006         1/1/2007       1         12/1/2016
  212             23,843.92                 286,127.04           8/28/2006        10/8/2006       8          9/8/2016
  213             22,935.36                 275,224.32           10/4/2006        11/8/2006       8         10/8/2016
  214             24,269.04                 291,228.48           9/18/2006        11/8/2006       8         10/8/2011
  215             22,603.83                 271,245.96           11/3/2006         1/1/2007       1         12/1/2016
  216             24,276.05                 291,312.60           9/20/2006        11/8/2006       8         10/8/2016
  217             22,446.99                 269,363.88           8/31/2006        10/8/2006       8          9/8/2016
  218             21,176.38                 254,116.56                             1/1/2007       1         12/1/2016
  219             21,660.26                 259,923.12          10/30/2006        12/8/2006       8         11/8/2016
  220             21,583.82                 259,005.84          11/14/2006         1/8/2007       8         12/8/2016
  221             20,940.06                 251,280.72          10/27/2006        12/8/2006       8         11/8/2016
  222             22,048.88                 264,586.56           10/3/2006        11/8/2006       8         10/8/2016
  223             21,322.99                 255,875.88          11/14/2006         1/1/2007       1         12/1/2016
  224             22,980.37                 275,764.44          10/19/2006        12/1/2006       1         11/1/2016
  225             24,733.04                 296,796.48          10/19/2006        12/1/2006       1         11/1/2016
  226             20,384.72                 244,616.64          10/26/2006        12/1/2006       1         11/1/2016
  227             22,115.00                 265,380.00          11/10/2006         1/8/2007       8         12/8/2016
227.01
227.02
227.03
227.04
227.05
  228             20,254.32                 243,051.84            9/1/2006        10/8/2006       8          9/8/2016
  229             19,552.77                 234,633.24          10/23/2006        12/8/2006       8         11/8/2016
  230             19,646.34                 235,756.08          10/16/2006        12/8/2006       8         11/8/2016
                  20,021.66                 240,259.92          10/16/2006        12/8/2006       8         11/8/2016
  231             14,637.90                 175,654.80          10/16/2006        12/8/2006       8         11/8/2016
  232              5,383.76                 64,605.12           10/16/2006        12/8/2006       8         11/8/2016
  233             20,016.19                 240,194.28            8/2/2006        10/1/2006       1          9/1/2016
  234             19,437.79                 233,253.48          10/18/2006        12/1/2006       1         11/1/2016
  235             18,725.81                 224,709.72           11/8/2006        12/8/2006       8         11/8/2016
  236             21,155.09                 253,861.08           11/9/2006         1/8/2007       8         12/8/2016
  237             18,141.11                 217,693.32           9/14/2006        11/8/2006       8         10/8/2016
  238             18,737.74                 224,852.88           6/14/2006         8/8/2006       8          7/8/2011
  239             17,366.68                 208,400.16           9/14/2006        11/1/2006       1         10/1/2016
  240             16,912.73                 202,952.76          10/20/2006        12/8/2006       8         11/8/2016
  241             17,112.81                 205,353.72           9/28/2006        11/8/2006       8         10/8/2016
  242             16,523.89                 198,286.68           9/26/2006        11/8/2006       8         10/8/2016
  243             15,755.86                 189,070.32                             1/1/2007       1         12/1/2016
  244             16,192.43                 194,309.16           6/15/2006         8/8/2006       8          7/8/2011
  245             15,817.07                 189,804.84            6/8/2006         7/8/2006       8          6/8/2016
  246             14,770.13                 177,241.56                             1/1/2007       1         12/1/2016
  247             15,117.59                 181,411.08          10/26/2006        12/8/2006       8         11/8/2016
  248             15,230.70                 182,768.40           10/2/2006        11/8/2006       8         10/8/2016
  249             14,668.83                 176,025.96           10/2/2006        11/8/2006       8         10/8/2016
  250             14,655.93                 175,871.16           9/21/2006        11/1/2006       1         10/1/2016
  251             14,626.04                 175,512.48           11/1/2006        12/8/2006       8         11/8/2016
  252             17,185.72                 206,228.64          10/30/2006        12/1/2006       1         11/1/2016
  253             14,559.38                 174,712.56           11/2/2006        12/8/2006       8         11/8/2016
  254             14,435.54                 173,226.48           11/2/2006        12/8/2006       8         11/8/2013
  255             14,699.26                 176,391.12           10/2/2006        11/8/2006       8         10/8/2016
  256             14,869.06                 178,428.72           6/30/2006         8/8/2006       8          7/8/2016
  257             13,893.34                 166,720.08           8/18/2006        10/1/2006       1          9/1/2016
  258             13,805.33                 165,663.96            9/8/2006        10/8/2006       8          9/8/2016
  259             13,232.57                 158,790.84           10/2/2006        11/8/2006       8         10/8/2016
  260             13,122.30                 157,467.60           11/1/2006        12/8/2006       8         11/8/2016
  261             14,575.51                 174,906.12          10/30/2006        12/8/2006       8         11/8/2016
  262             12,513.36                 150,160.32           9/29/2006        11/8/2006       8         10/8/2016
  263             12,198.68                 146,384.16           9/29/2006        11/8/2006       8         10/8/2016
  264             12,335.95                 148,031.40          10/18/2006        12/8/2006       8         11/8/2016
  265             11,991.01                 143,892.12          11/10/2006         1/8/2007       8         12/8/2016
  266             12,104.10                 145,249.20           8/23/2006        10/1/2006       1          9/1/2024
  267             11,465.51                 137,586.12          10/13/2006        12/8/2006       8         11/8/2016
  268             11,562.60                 138,751.20           8/16/2006        10/8/2006       8          9/8/2016
  269             11,888.29                 142,659.48           6/19/2006         8/8/2006       8          7/8/2016
  270             10,718.21                 128,618.52           9/27/2006        11/8/2006       8         10/8/2016
  271             10,095.81                 121,149.72           10/3/2006        12/1/2006       1         11/1/2016
  272             10,700.48                 128,405.76           5/30/2006         7/8/2006       8          6/8/2016
  273              9,654.62                 115,855.44           9/19/2006        11/1/2006       1         10/1/2016
  274              9,313.94                 111,767.28           9/14/2006        11/8/2006       8         10/8/2016
  275              9,284.59                 111,415.08           9/29/2006        11/8/2006       8         10/8/2016
  276              9,148.14                 109,777.68           8/22/2006        10/8/2006       8          9/8/2016
  277              8,961.00                 107,532.00           10/6/2006        11/8/2006       8         10/8/2016
  278              7,810.88                  93,730.56           10/2/2006        11/8/2006       8         10/8/2016
  279              7,148.20                  85,778.40           11/6/2006        12/8/2006       8         11/8/2016
  280              6,547.30                  78,567.60          10/24/2006        12/8/2006       8         11/8/2016
  281              5,196.18                  62,354.16           11/3/2006        12/8/2006       8         11/8/2016
  282              5,730.58                  68,766.96            9/1/2006        10/8/2006       8          9/8/2016
  283              5,699.18                  68,390.16            9/6/2006        10/8/2006       8          9/8/2016
  284              4,985.04                  59,820.48          10/26/2006        12/8/2006       8         11/8/2016

                       FINAL                 ORIGINAL TERM  REMAINING TERM    ORIGINAL      REMAINING      INITIAL
                     MATURITY                 TO MATURITY     TO MATURITY   AMORTIZATION  AMORTIZATION  INTEREST ONLY
LOAN #  ARD LOAN(3)   DATE(3)  SEASONING(3)    OR ARD(3)       OR ARD(3)       TERM(3)       TERM(3)      PERIOD(3)
------  -----------  --------  ------------  -------------  --------------  ------------  ------------  -------------

   1         No                      4            120             116              0             0           120
   2         No                      1             60              59              0             0            60
 2.01
 2.02
   3         No                      2             60              58              0             0            60
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
   4         No                      2             60              58            360           358             0
   5         No                      0             60              60              0             0            60
   6         No                      1            120             119              0             0           120
   7         No                      3            120             117              0             0           120
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8         No                      0            120             120            360           360            12
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9         No                      1            120             119              0             0           120
  10         No                      1            120             119              0             0           120
  11         No                      0            120             120            420           420            60
  12         No                      1            120             119              0             0           120
  13         No                      3            120             117            360           357             0
  14         No                      0            120             120              0             0           120
  15         No                      1            120             119              0             0           120
  16         No                      1            120             119              0             0           120
  17         No                      4            120             116            360           360            60
  18         No                      3            120             117            360           360            60
  19         No                      1            120             119              0             0           120
  20         No                      1            120             119            360           360            60
  21         No                     12            120             108            360           360            60
  22         No                      2            120             118            360           360            60
  23         No                      2            120             118            360           360            60
  24         No                      1            120             119              0             0           120
  25         No                      7            120             113            360           360            36
  26         No                      5             60              55            360           360            48
  27         No                      1            120             119              0             0           120
  28         No                      1            120             119              0             0           120
  29         No                      1            120             119              0             0           120
  30         No                      1            120             119            300           299             0
  31         No                      2            120             118            360           360            36
  32         No                      3            120             117            420           420            12
  33         No                      1            120             119              0             0           120
  34         No                      2            120             118            360           360            36
  35         No                      1            120             119              0             0           120
  36         No                      1            120             119            360           360            36
  37         No                      2            120             118            360           360            36
  38         No                      2            120             118            360           360            36
  39         No                      0            120             120            360           360            60
  40         No                      1            120             119              0             0           120
  41         No                      2            120             118            360           360            60
  42         No                      1            120             119              0             0           120
  43         No                      1            120             119            360           360            36
  44         No                      1            120             119            360           360            42
  45         No                      1            120             119              0             0           120
  46         No                      0            120             120            360           360            24
  47         No                      0            120             120            360           360            36
  48         No                      1            120             119              0             0           120
  49         No                      0            120             120            360           360             0
  50         No                      2            120             118            360           360            60
 50.01
 50.02
 50.03
  51         No                      0            120             120            360           360            36
 51.01
 51.02
  52         No                      0            120             120             0              0           120
  53         No                      0            120             120            360           360             0
  54         No                      0            120             120            360           360            36
  55         No                      2            120             118            360           360            60
 55.01
 55.02
  56         No                      2            120             118            360           360            60
  57         No                      2            120             118             0              0           120
  58         No                      1            120             119             0              0           120
  59         No                      2            120             118            360           360            24
  60         No                      0            120             120            420           420             0
  61         No                      1            120             119            360           360            24
  62         No                      1            120             119            360           360            60
  63         No                      1            120             119             0              0           120
  64         No                      0             60              60            360           360            24
  65         No                      1            120             119             0              0           120
  66         No                      0            120             120            360           360            60
  67         No                      1            120             119            420           419             0
  68         No                      1            120             119             0              0           120
  69         No                      1            120             119             0              0           120
  70         No                      6            120             114            360           360            42
  71         No                      1            120             119             0              0           120
  72         No                      2            120             118            360           360            36
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08
  73         No                      0            120             120            360           360            36
             No                      1            120             119          Various       Various          36
  74         No                      1            120             119            360           360            36
  75         No                      1            120             119            360           360            36
  76         No                      1            120             119            336           335             0
  77         No                      3            120             117            360           360            60
  78         No                      2            120             118            360           360            36
  79         No                      3            120             117            360           360            60
  80         No                      1            120             119            360           360            36
  81         No                      3            120             117            360           360            12
 81.01
 81.02
  82         No                      1            120             119            360           360            24
  83         No                      1            120             119            360           359             0
  84         No                      1            120             119            324           323             0
  85         No                      2            120             118            360           360            60
  86         No                      6            120             114            360           354             0
 86.01
 86.02
  87         No                      2            120             118            360           358             0
  88         No                      2            120             118            360           360            60
  89         No                      4            120             116            420           416             0
  90         No                      4            120             116            360           356             0
  91         No                      1            120             119              0             0           120
  92         No                      0            120             120            360           360            36
  93         No                      1            120             119              0             0           120
  94         No                      1            120             119              0             0           120
  95         No                      1             60              59              0             0            60
  96         No                      7            120             113            360           360            60
  97         No                      1            120             119            360           359             0
  98         No                      1            120             119              0             0           120
  99         No                      1            120             119            360           360            36
  100        No                      0            120             120              0             0           120
  101        No                      6             60              54            360           360            24
  102        No                      1            120             119              0             0           120
  103        No                      2            120             118            360           358             0
103.01
103.02
103.03
103.04
103.05
103.06
  104        No                      4            120             116            360           356             0
  105        No                      2            120             118            360           360            60
  106        No                      2            120             118            360           358             0
  107        No                      0            120             120            360           360             0
  108        No                      2            120             118            360           360            36
             No                      3            120             117            360           357             0
  109        No                      3            120             117            360           357             0
  110        No                      3            120             117            360           357             0
  111        No                      1            120             119              0             0           120
  112        No                      1            120             119            360           360            36
  113        No                      1            120             119            360           359             0
  114        No                      2            120             118            360           360            24
  115        No                      0            120             120            360           360             0
  116        No                      2            120             118            360           360            36
  117        No                      1            120             119            360           359             0
  118        No                      1            120             119            360           359             0
  119        No                      0            120             120            360           360             0
  120        No                      0            120             120            360           360            60
  121        No                      0            120             120            360           360            36
  122        No                      0            120             120            360           360            36
  123        No                      2            120             118            420           418             0
  124        No                      4            120             116            360           356             0
  125        No                      0            120             120            360           360            60
  126        No                      1            120             119            324           323             0
  127        No                      1            120             119            360           359             0
  128        No                      1            120             119            384           384            36
  129        No                      1            120             119            360           359             0
  130        No                      2             60              58              0             0            60
  131        No                      2             60              58              0             0            60
  132        No                     16            120             104            300           284             0
132.01
132.02
  133        No                      2            120             118            360           360            36
  134        No                      4            120             116            360           356             0
  135        No                      1            120             119            360           360            60
  136        No                      1            120             119              0             0           120
  137        No                      3            120             117            420           417             0
  138        No                      1             60              59              0             0            60
  139        No                      1            120             119            300           299             0
  140        No                      0            120             120            360           360             0
  141        No                      2            120             118            360           360            24
  142        No                      1             60              59            360           359             0
  143        No                      1            120             119            360           359             0
  144        No                      1            120             119            360           359             0
  145        No                      1            120             119            360           360            60
  146        No                      2            113             111            360           360            12
  147        No                      1            120             119            360           359             0
147.01
147.02
  148        No                      3            120             117            360           360            60
  149        No                      1            120             119            300           299             0
  150        No                      2            120             118            360           358             0
  151        No                      1            120             119            300           299             0
  152        No                      2            120             118            360           360            36
  153        No                      1            120             119            360           359             0
  154        No                      2            180             178            180           178             0
  155        No                      2            120             118            360           360            60
  156        No                      2            120             118            360           360            36
  157        No                      2             60              58            420           418             0
  158        No                      2            120             118            360           360            36
  159        No                      2            120             118            360           360            60
  160        No                      2            120             118            360           360            24
  161        No                      0             60              60            360           360            12
  162        No                      1            120             119            360           359             0
  163        No                      1            120             119            360           359             0
  164        No                      2            120             118            360           358             0
  165        No                      1            120             119              0             0           120
  166        No                      3            120             117              0             0           120
  167        No                      2            140             138            360           360            12
  168        No                      1            120             119            360           360            60
  169        No                      2             60              58            360           358             0
  170        No                      4            120             116            360           360            36
  171        No                      2            120             118            360           360            48
  172        No                      1            120             119            360           360            36
  173        No                      1            120             119            360           359             0
  174        No                      1            120             119            360           359             0
174.01
174.02
  175        No                      1            120             119            360           359             0
  176        No                      3            120             117            360           360            36
  177        No                      3            120             117            360           360            60
  178        No                      2            120             118            360           360            24
  179        No                      1            120             119            360           360            24
  180        No                      3            120             117            360           360            24
  181        No                      1            120             119            360           360            36
  182        No                      2            120             118            360           360            24
  183        No                      1            120             119            360           359             0
  184        No                      1            120             119            360           359             0
  185        No                      1            120             119            360           359             0
  186        No                      0            120             120            360           360             0
  187        No                      1            120             119            300           299             0
  188        No                      2            120             118            360           358             0
  189        No                      1            120             119            360           360            36
  190        No                      2            120             118            360           358             0
  191        No                      2            120             118            360           360            60
  192        No                      1            120             119            360           359             0
  193        No                      1             60             59             180           179             0
  194        No                      1            120             119            360           360            12
  195        No                      1            120             119            360           360            60
  196        No                      2            120             118            360           360            24
  197        No                      0            120             120            360           360            24
  198        No                      1            120             119            300           299             0
  199        No                      6             60              54            360           360            24
  200        No                      2            120             118            360           360            48
  201        No                      5            120             115            360           360            36
  202        No                      5            120             115            420           415             0
  203        No                      0            120             120            360           360            60
  204        No                      0            120             120            360           360             0
  205        No                      0            120             120            360           360            24
  206        No                      1            120             119            360           360            24
  207        No                      1            120             119            360           359             0
  208        No                      2            120             118            360           358             0
  209        No                      2            120             118            360           358             0
  210        No                      2            180             178            180           178             0
  211        No                      0            120             120            360           360            60
  212        No                      3            120             117            360           360            24
  213        No                      2            120             118            360           358             0
  214        No                      2             60             58             360           358             0
  215        No                      0            120             120            360           360             0
  216        No                      2            120             118            300           298             0
  217        No                      3            120             117            360           357             0
  218        No                      0            120             120            360           360             0
  219        No                      1            120             119            360           360            24
  220        No                      0            120             120            360           360             0
  221        No                      1            120             119            360           360            24
  222        No                      2            120             118            360           358             0
  223        No                      0            120             120            360           360            12
  224        No                      1            120             119            300           299             0
  225        No                      1            120             119            240           239             0
  226        No                      1            120             119            360           359             0
  227        No                      0            120             120            360           360             0
227.01
227.02
227.03
227.04
227.05
  228        No                      3            120             117            360           357             0
  229        No                      1            120             119            360           360            12
  230        No                      1            120             119            360           360            24
             No                      1            120             119            360           359             0
  231        No                      1            120             119            360           359             0
  232        No                      1            120             119            360           359             0
  233        No                      3            120             117            360           357             0
  234        No                      1            120             119            360           359             0
  235        No                      1            120             119            360           360            24
  236        No                      0            120             120            240           240             0
  237        No                      2            120             118            360           360            36
  238        No                      5             60             55             360           360            36
  239        No                      2            120             118            360           358             0
  240        No                      1            120             119            360           359             0
  241        No                      2            120             118            360           358             0
  242        No                      2            120             118            360           358             0
  243        No                      0            120             120            360           360             0
  244        No                      5             60              55            360           360            36
  245        No                      6            120             114            360           354             0
  246        No                      0            120             120            360           360             0
  247        No                      1            120             119            360           359             0
  248        No                      2            120             118            360           358             0
  249        No                      2            120             118            360           358             0
  250        No                      2            120             118            360           360            60
  251        No                      1            120             119            360           360            36
  252        No                      1            120             119            240           239             0
  253        No                      1            120             119            360           359             0
  254        No                      1             84              83            360           359             0
  255        No                      2            120             118            360           358             0
  256        No                      5            120             115            360           360            24
  257        No                      3            120             117            360           357             0
  258        No                      3            120             117            360           360            24
  259        No                      2            120             118            360           360            60
  260        No                      1            120             119            360           359             0
  261        No                      1            120             119            300           299             0
  262        No                      2            120             118            360           358             0
  263        No                      2            120             118            360           360            12
  264        No                      1            120             119            360           359             0
  265        No                      0            120             120            360           360            36
  266        No                      3            216             213            360           357             0
  267        No                      1            120             119            360           360            24
  268        No                      3            120             117            360           360            36
  269        No                      5            120             115            360           355             0
  270        No                      2            120             118            360           358             0
  271        No                      1            120             119            360           359             0
  272        No                      6            120             114            360           360            36
  273        No                      2            120             118            360           360            24
  274        No                      2            120             118            360           358             0
  275        No                      2            120             118            360           358             0
  276        No                      3            120             117            360           357             0
  277        No                      2            120             118            360           360            24
  278        No                      2            120             118            360           358             0
  279        No                      1            120             119            360           360            24
  280        No                      1            120             119            360           359             0
  281        No                      1            120             119              0             0           120
  282        No                      3            120             117            360           357             0
  283        No                      3            120             117            360           360            24
  284        No                      1            120             119            360           359             0

          REMAINING
        INTEREST ONLY                            GRACE                                         GRACE
LOAN #    PERIOD(3)                             TO LATE                                     TO DEFAULT            LOAN #
------  -------------  ---------------------------------------------------------  ------------------------------  ------

   1         116                                    0                                            0                   1
   2          59                                    0                                            0                   2
 2.01                                                                                                               2.01
 2.02                                                                                                               2.02
   3          58                                    0                                            0                   3
 3.01                                                                                                               3.01
 3.02                                                                                                               3.02
 3.03                                                                                                               3.03
 3.04                                                                                                               3.04
 3.05                                                                                                               3.05
 3.06                                                                                                               3.06
 3.07                                                                                                               3.07
   4           0                                    0                             0 (5 days once every 12 months)    4
   5          60                                    0                                            0                   5
   6         119                                    0                                            0                   6
   7         117                                    0                                            0                   7
 7.01                                                                                                               7.01
 7.02                                                                                                               7.02
 7.03                                                                                                               7.03
 7.04                                                                                                               7.04
 7.05                                                                                                               7.05
 7.06                                                                                                               7.06
 7.07                                                                                                               7.07
 7.08                                                                                                               7.08
 7.09                                                                                                               7.09
 7.10                                                                                                               7.10
 7.11                                                                                                               7.11
 7.12                                                                                                               7.12
 7.13                                                                                                               7.13
 7.14                                                                                                               7.14
 7.15                                                                                                               7.15
 7.16                                                                                                               7.16
 7.17                                                                                                               7.17
 7.18                                                                                                               7.18
   8          12                                    5                                            5                   8
 8.01                                                                                                               8.01
 8.02                                                                                                               8.02
 8.03                                                                                                               8.03
 8.04                                                                                                               8.04
 8.05                                                                                                               8.05
 8.06                                                                                                               8.06
 8.07                                                                                                               8.07
 8.08                                                                                                               8.08
 8.09                                                                                                               8.09
 8.10                                                                                                               8.10
 8.11                                                                                                               8.11
 8.12                                                                                                               8.12
 8.13                                                                                                               8.13
 8.14                                                                                                               8.14
 8.15                                                                                                               8.15
   9         119                                    0                                            7                   9
  10         119                                    0                                            7                   10
  11          60                                    5                                            5                   11
  12         119                                    5                                            5                   12
  13           0                                    0                                            0                   13
  14         120                                    0                                            0                   14
  15         119                                    0                                            7                   15
  16         119                                    0                                            7                   16
  17          56       0 (late charge not due on 1st late pmt each calendar year)                0                   17
  18          57                                    0                                            0                   18
  19         119                                    0                                            0                   19
  20          59                                    5                                            5                   20
  21          48                                    5                                            5                   21
  22          58                                    5                                            5                   22
  23          58                                    5                                            5                   23
  24         119                                    0                                            7                   24
  25          36                                    0                                            0                   25
  26          43                                    5                              5 (Days after written notice)     26
  27         119                                    0                                            7                   27
  28         119                                    0                                            7                   28
  29         119                                    0                                            7                   29
  30           0                                    0                                            0                   30
  31          34                                    5                              5 (Days after written notice)     31
  32           9                                    5                                           10                   32
  33         119                                    0                                            7                   33
  34          34                                    5                                            5                   34
  35         119                                    0                                            7                   35
  36          35                                    5                                            5                   36
  37          34                                    5                                            5                   37
  38          34                                    5                                            5                   38
  39          60                                    0                                            0                   39
  40         119                                    0                                            7                   40
  41          58                                    5                              5 (Days after written notice)     41
  42         119                                    0                                            7                   42
  43          35                                    5                              5 (Days after written notice)     43
  44          41                                    5                              5 (Days after written notice)     44
  45         119                                    0                                            7                   45
  46          24                                    0                                            0                   46
  47          36                                    5                                            5                   47
  48         119                                    0                                            7                   48
  49           0                                    5                              5 (Days after written notice)     49
  50          58                                    0                                            0                   50
 50.01                                                                                                             50.01
 50.02                                                                                                             50.02
 50.03                                                                                                             50.03
  51          36                                    5                                            5                   51
 51.01                                                                                                             51.01
 51.02                                                                                                             51.02
  52         120                                    2                                            0                   52
  53           0                                    0                                            0                   53
  54          36                                    5                                            5                   54
  55          58                                    5                                            5                   55
 55.01                                                                                                             55.01
 55.02                                                                                                             55.02
  56          58                                    0                                            0                   56
  57         118                                    0                                            0                   57
  58         119                                    0                                            7                   58
  59          22                                    0                                            0                   59
  60           0                                    5                                            5                   60
  61          23                                    0                                            0                   61
  62          59                                    5                                            5                   62
  63         119                                    0                                            7                   63
  64          24                                    5                                            5                   64
  65         119                                    0                                            7                   65
  66          60                                    5                                            5                   66
  67           0                                    0                                            0                   67
  68         119                                    0                                            7                   68
  69         119                                    0                                            7                   69
  70          36                                    5                              5 (Days after written notice)     70
  71         119                                    0                                            7                   71
  72          34                                    0                                            0                   72
 72.01                                                                                                             72.01
 72.02                                                                                                             72.02
 72.03                                                                                                             72.03
 72.04                                                                                                             72.04
 72.05                                                                                                             72.05
 72.06                                                                                                             72.06
 72.07                                                                                                             72.07
 72.08                                                                                                             72.08
  73          36                                    5                                            5                   73
              35                                    0                                            0
  74          35                                    0                                            0                   74
  75          35                                    0                                            0                   75
  76           0                                    0                                            0                   76
  77          57                                    0                                            0                   77
  78          34                                    0                                            5                   78
  79          57                                    5                                            5                   79
  80          35                                    0                                            0                   80
  81           9                                    0                                            0                   81
 81.01                                                                                                             81.01
 81.02                                                                                                             81.02
  82          23                                    0                                            0                   82
  83           0                                    5                                            5                   83
  84           0                                    0                                            0                   84
  85          58                                    5                              5 (Days after written notice)     85
  86           0                                    5                                            5                   86
 86.01                                                                                                             86.01
 86.02                                                                                                             86.02
  87           0                                    0                                            0                   87
  88          58                                    5                               5 (Days after written notice)    88
  89           0                                    5                                            5                   89
  90           0                                    0                                            0                   90
  91         119                                    0                                            0                   91
  92          36                                    5                                            5                   92
  93         119                                    5                                            5                   93
  94         119                                    0                                            7                   94
  95          59                                    5                                            5                   95
  96          53                                    0                                            0                   96
  97           0                                    0                                            0                   97
  98         119                                    0                                            7                   98
  99          35                                    5                                            5                   99
  100        120                                    5                                            5                  100
  101         18                                    0                                            0                  101
  102        119                                    0                                            0                  102
  103          0                                    0                                            0                  103
103.01                                                                                                            103.01
103.02                                                                                                            103.02
103.03                                                                                                            103.03
103.04                                                                                                            103.04
103.05                                                                                                            103.05
103.06                                                                                                            103.06
  104          0                                    0                                            0                  104
  105         58                                    5                                            0                  105
  106          0                                    0                                            0                  106
  107          0                                    5                                            0                  107
  108         34                                    0                                            0                  108
               0                                    5                                            5
  109          0                                    5                                            5                  109
  110          0                                    5                                            5                  110
  111        119                                    0                                            7                  111
  112         35                                    5                                            5                  112
  113          0                                    5                                            5                  113
  114         22                                    0                                            0                  114
  115          0                                    5                               5 (Days after written notice)   115
  116         34                                    5                                            7                  116
  117          0                                    5                                            5                  117
  118          0                                    0                                            0                  118
  119          0                                    5                               5 (Days after written notice)   119
  120         60                                    0                                            0                  120
  121         36                                    5                                            5                  121
  122         36                                    5                                            5                  122
  123          0                                    0                                            0                  123
  124          0                                    0                                            0                  124
  125         60                                    5                                            5                  125
  126          0                                    0                                            0                  126
  127          0                                    5                               5 (Days after written notice)   127
  128         35                                   10                                            0                  128
  129          0                                    0                                            0                  129
  130         58                                    0                                            0                  130
  131         58                                    5                                            5                  131
  132          0                                    0                                            0                  132
132.01                                                                                                            132.01
132.02                                                                                                            132.02
  133         34                                    5                                            5                  133
  134          0                                    0                                            0                  134
  135         59                                    5                                            5                  135
  136        119                                    0                                            7                  136
  137          0                                    5                                            5                  137
  138         59                                    5                              5 (Days after written notice)    138
  139          0                                    0                                            0                  139
  140          0                                    5                              5 (Days after written notice)    140
  141         22                                    0                                            0                  141
  142          0                                    0                                            0                  142
  143          0                                    5                                            5                  143
  144          0                                    5                                            5                  144
  145         59                                    5                              5 (Days after written notice)    145
  146         10                                    0                                            0                  146
  147          0                                    5                              5 (Days after written notice)    147
147.01                                                                                                            147.01
147.02                                                                                                            147.02
  148         57                                    0                                            0                  148
  149          0                                    5                                            5                  149
  150          0                                    0                                            0                  150
  151          0                                    0                                            0                  151
  152         34                                    0                                            0                  152
  153          0                                    5                              5 (Days after written notice)    153
  154          0                                    5                                            5                  154
  155         58                                    5                                            5                  155
  156         34                                    0                                            0                  156
  157          0                                    0                                            0                  157
  158         34                                    5                                            5                  158
  159         58                                    5                                            5                  159
  160         22                                    0                                            0                  160
  161         12                                    0                                            0                  161
  162          0                                    0                                            0                  162
  163          0                                    0                                            0                  163
  164          0                                    0                                            0                  164
  165        119                                    0                                            7                  165
  166        117                                    0                                            0                  166
  167         10                                    5                              5 (Days after written notice)    167
  168         59                                    0                                            0                  168
  169          0                                    5                              5 (Days after written notice)    169
  170         32                                    0                                            0                  170
  171         46                                    0                                            0                  171
  172         35                                    0                                            0                  172
  173          0                                    0                                            0                  173
  174          0                                    5                                            5                  174
174.01                                                                                                            174.01
174.02                                                                                                            174.02
  175          0                                    0                                            0                  175
  176         33                                    0                                            0                  176
  177         57                                    0                                            0                  177
  178         22                                    5                              5 (Days after written notice)    178
  179         23                                    5                                            5                  179
  180         21                                    0                                            0                  180
  181         35                                    0                                            0                  181
  182         22                                    0                                            0                  182
  183          0                                    0                                            0                  183
  184          0                                    0                                            0                  184
  185          0                                    0                                            0                  185
  186          0                                    5                              5 (Days after written notice)    186
  187          0                                    5                                            5                  187
  188          0                                    0                                            0                  188
  189         35                                   10                                            0                  189
  190          0                                    0                                            0                  190
  191         58                                    5                                            5                  191
  192          0                                    0                                            0                  192
  193          0                                    5                                            5                  193
  194         11                                    5                                            5                  194
  195         59                                    5                                            5                  195
  196         22                                    0                                            0                  196
  197         24                                    5                                            5                  197
  198          0                                    0                                            0                  198
  199         18                                    0                                            0                  199
  200         46                                    0                                            0                  200
  201         31                                    5                                            5                  201
  202          0                                    5                                            5                  202
  203         60                                    5                                            5                  203
  204          0                                    0                                            0                  204
  205         24                                    5                                            5                  205
  206         23                                    0                                            0                  206
  207          0                                    0                                            0                  207
  208          0                                    5                                            5                  208
  209          0                                    5                                            5                  209
  210          0                                    5                                            5                  210
  211         60                                    5                                            5                  211
  212         21                                    0                                            0                  212
  213          0                                    0                                            0                  213
  214          0                                    0                                            0                  214
  215          0                                    5                                            5                  215
  216          0                                    0                                            0                  216
  217          0                                    0                                            0                  217
  218          0                                    5                              5 (Days after written notice)    218
  219         23                                    0                                            0                  219
  220          0                                    0                                            0                  220
  221         23                                    0                                            0                  221
  222          0                                    0                                            0                  222
  223         12                                    5                                            5                  223
  224          0                                    5                              5 (Days after written notice)    224
  225          0                                    5                              5 (Days after written notice)    225
  226          0                                    5                                            5                  226
  227          0                                    0                                            0                  227
227.01                                                                                                            227.01
227.02                                                                                                            227.02
227.03                                                                                                            227.03
227.04                                                                                                            227.04
227.05                                                                                                            227.05
  228          0                                    0                                            0                  228
  229         11                                    0                                            0                  229
  230         23                                   10                                            0                  230
               0                                    0                                            0
  231          0                                    0                                            0                  231
  232          0                                    0                                            0                  232
  233          0                                    5                              5 (Days after written notice)    233
  234          0                                    5                                            5                  234
  235         23                                    0                                            0                  235
  236          0                                    0                                            0                  236
  237         34                                    0                                            0                  237
  238         31                                    0                                            0                  238
  239          0                                    5                                            5                  239
  240          0                                    5                                            0                  240
  241          0                                    0                                            0                  241
  242          0                                    0                                            0                  242
  243          0                                    5                                            5                  243
  244         31                                    0                                            0                  244
  245          0                                    0                                            0                  245
  246          0                                    5                              5 (Days after written notice)    246
  247          0                                    0                                            0                  247
  248          0                                    0                                            0                  248
  249          0                                    0                                            0                  249
  250         58                                    5                                            5                  250
  251         35                                    0                                            0                  251
  252          0                                    5                              5 (Days after written notice)    252
  253          0                                    0                                           0                   253
  254          0                                    0                                           0                   254
  255          0                                    0                                           0                   255
  256         19                                    0                                           0                   256
  257          0                                    5                                           5                   257
  258         21                                    0                                           0                   258
  259         58                                    0                                           0                   259
  260          0                                    0                                           0                   260
  261          0                                    0                                           0                   261
  262          0                                    0                                           0                   262
  263         10                                    0                                           0                   263
  264          0                                    0                                           0                   264
  265         36                                    0                                           0                   265
  266          0                                    5                              5 (Days after written notice)    266
  267         23                                    0                                           0                   267
  268         33                                    0                                           0                   268
  269          0                                    0                                           0                   269
  270          0                                    0                                           0                   270
  271          0                                    5                              5 (Days after written notice)    271
  272         30                                    0                                           0                   272
  273         22                                    5                              5 (Days after written notice)    273
  274          0                                    0                                           0                   274
  275          0                                    0                                           0                   275
  276          0                                   10                                           0                   276
  277         22                                    0                                           0                   277
  278          0                                    0                                           0                   278
  279         23                                    0                                           0                   279
  280          0                                    0                                           0                   280
  281        119                                    0                                           0                   281
  282          0                                    0                                           0                   282
  283         21                                    0                                           0                   283
  284          0                                    0                                           0                   284

         LOAN
         GROUP
LOAN #  1 OR 2  ORIGINATOR                     PROPERTY NAME
------  ------  ----------  --------------------------------------------------

   1       2    IXIS        Park La Brea Apartments
   2       1    MLML        Beacon Office Portfolio
 2.01      1    MLML        120 South Riverside
 2.02      1    MLML        10 South Riverside
   3       1    CRF         YPI Transwestern Portfolio
 3.01      1    CRF         Bannockburn Corporate Center
 3.02      1    CRF         Energy Square II
 3.03      1    CRF         6688 North Central
 3.04      1    CRF         Energy Square I
 3.05      1    CRF         1600 Corporate Center
 3.06      1    CRF         Kensington Corporate Center
 3.07      1    CRF         200 North LaSalle
   4       1    MLML        First Colony Mall
   5       1    MLML        Pinnacle Hills Promenade
   6       1    IXIS        Central Park Shopping Center
   7       1    MLML        Georgetown Renaissance Portfolio
 7.01      1    MLML        3345 M Street, NW
 7.02      1    MLML        Development Area 1
 7.03      1    MLML        3307 M Street, NW
 7.04      1    MLML        3077 M Street, NW
 7.05      1    MLML        Development Area 2
 7.06      1    MLML        3330 M Street
 7.07      1    MLML        1237 Wisconsin Ave, NW
 7.08      1    MLML        3265-3269 M Street, NW
 7.09      1    MLML        Development Area 3
 7.10      1    MLML        Development Area 5
 7.11      1    MLML        3235 M Street, NW
 7.12      1    MLML        3065 M Street, NW
 7.13      1    MLML        3263 M Street, NW
 7.14      1    MLML        Development Area 4
 7.15      1    MLML        3210 M Street, NW
 7.16      1    MLML        326 King Street
 7.17      1    MLML        3067 M Street, NW
 7.18      1    MLML        3033 M Street, NW
   8       1    MLML        Konover Hotel Portfolio
 8.01      1    MLML        Holiday Inn Express Kansas City
 8.02      1    MLML        Holiday Inn Express Portage
 8.03      1    MLML        Hampton Inn Kansas City
 8.04      1    MLML        Holiday Inn Express Fremont
 8.05      1    MLML        Holiday Inn Express Mishawaka
 8.06      1    MLML        Holiday Inn Express & Suites Warsaw
 8.07      1    MLML        Holiday Inn Express Adrian
 8.08      1    MLML        Carlton Lodge Adrian
 8.09      1    MLML        Holiday Inn Express La Porte
 8.10      1    MLML        Holiday Inn Express Chelsea
 8.11      1    MLML        Hampton Inn Marshall
 8.12      1    MLML        Holiday Inn Express Howe
 8.13      1    MLML        Country Inn & Suites Mishawaka
 8.14      1    MLML        Holiday Inn Express Marshall
 8.15      1    MLML        Super 8
   9       1    MLML        Anaheim Plaza
  10       1    MLML        Sahara Pavilion North
  11       1    MLML        The Parkdales
  12       1    MLML        White Oaks Mall
  13       1    MLML        Northgate Mall
  14       1    CRF         Long Beach Marketplace
  15       1    MLML        Pavillions Place
  16       1    MLML        Olympia Place
  17       1    CRF         Greeley Mall
  18       1    MLML        Atrium - Marriott University Park
  19       2    CRF         Mansions at Technology Park
  20       1    MLML        Federal Way Crossings
  21       1    MLML        University Square
  22       1    MLML        Masi Plaza
  23       1    MLML        Campus Lodge of Tampa
  24       1    MLML        Larwin Square
  25       1    CRF         Elm Ridge Center
  26       1    PNC         Las Colinas Highlands
  27       1    MLML        Pine Creek Shopping Center
  28       1    MLML        Frontier Village
  29       1    MLML        Country Fair Shopping Center
  30       1    CRF         Warwick Hotel Seattle
  31       1    PNC         121 Airport Centre I & II
  32       2    MLML        Club at Desert Pines
  33       1    MLML        Rheem Valley Shopping Center
  34       1    MLML        Doubletree Guest Suites Washington DC
  35       1    MLML        Brookhurst Center
  36       1    MLML        Castleton Commons
  37       1    MLML        Residence Inn Tysons Corner Mall
  38       1    MLML        Homewood Suites San Antonio Riverwalk
  39       1    CRF         Colonial Office Park
  40       1    MLML        Lakewood Village
  41       1    PNC         Mammoth Airport Business Park
  42       1    MLML        San Dimas Marketplace
  43       2    PNC         The Manor Homes of Arbor Walk
  44       2    PNC         Colonial Village at Haverhill Apt Homes
  45       1    MLML        Marina Village
  46       1    CRF         Courtyard by Marriott Tacoma
  47       1    MLML        Carmax - Duarte
  48       1    MLML        Plaza 580 Shopping Center
  49       1    PNC         Eastgate Plaza
  50       1    CRF         Tarzana Office Properties
 50.01     1    CRF         Moss V-18425 Burbank Blvd
 50.02     1    CRF         Moss I-18455 Burbank Blvd
 50.03     1    CRF         Moss II-18401 Burbank Blvd
  51       1    MLML        Carmax - Florida
 51.01     1    MLML        2550 Roosevelt Boulevard
 51.02     1    MLML        901 Towne Center Boulevard
  52       1    CRF         City Heights Retail Plaza
  53       1    CRF         Sutton Station
  54       1    MLML        Carmax - Dulles
  55       1    MLML        Highpoint Oaks II Portfolio
 55.01     1    MLML        Metroplex II
 55.02     1    MLML        Highpoint II
  56       2    CRF         Sonoma Ridge Apartments
  57       1    CRF         3201 Pennsy Drive
  58       1    MLML        Brookvale Center
  59       1    CRF         Hampton Inn South Street Seaport
  60       1    MLML        Washington Plaza
  61       1    CRF         1229 Maple
  62       1    MLML        Square One Shopping Center
  63       1    MLML        Gateway Shopping Center
  64       1    MLML        Pentagon Park
  65       1    MLML        La Verne Town Center
  66       1    MLML        Perris Town Center
  67       1    CRF         Poughkeepsie Center
  68       1    MLML        Fashion Faire Place
  69       1    MLML        Caughlin Ranch Shopping Center
  70       2    PNC         Merrywood Apartment Homes
  71       1    MLML        Cable Park Center
  72       1    CRF         Campus Realty Student Housing Portfolio
 72.01     1    CRF         1316 Geddes Avenue
 72.02     1    CRF         1305-1309 S. University Avenue
 72.03     1    CRF         1113 Willard Street
 72.04     1    CRF         1335 S. University Avenue
 72.05     1    CRF         614 Monroe Street
 72.06     1    CRF         1336 Geddes Avenue
 72.07     1    CRF         1610-18 Washtenaw Avenue
 72.08     1    CRF         1327 Geddes Avenue
  73       1    MLML        Carmax - White Marsh, MD
           1    CRF         Palmer Portfolio
  74       1    CRF         Palmer Portfolio - East Avenue Commons
  75       1    CRF         Palmer Portfolio - The Alexandrian
  76       1    CRF         Palmer Portfolio - Goodman Street
  77       1    CRF         Barrett Woods Corporate Center
  78       1    MLML        Charleston Festival
  79       1    MLML        Greentree Plaza Shopping Center
  80       1    CRF         McGregor Shopping Center
  81       1    CRF         Brighton Valley
 81.01     1    CRF         Brighton Valley Independence Village
 81.02     1    CRF         Brighton Day Care-Children's World
  82       1    CRF         Campbell Industrial Park Warehouse
  83       1    MLML        Riverhead Shopping Center
  84       1    CRF         Martin's Plaza - Dunkirk
  85       2    PNC         Wynhaven - Hollister Apartments
  86       1    MLML        Sonic Automotive II
 86.01     1    MLML        Momentum BMW
 86.02     1    MLML        Clear Lake Nissan
  87       1    CRF         McKibbon-Residence Inn Charlotte
  88       2    PNC         Franciscan at Bear Creek Apartments
  89       1    MLML        Signature Plaza
  90       1    CRF         Courtyard by Marriott - Danbury
  91       1    CRF         Flextronics
  92       1    MLML        Bryant Ranch
  93       2    MLML        Regents Walk
  94       1    MLML        Olympia West Center
  95       1    MLML        San Gabriel Parkway Business Center
  96       2    CRF         Victorian Quarters at Team Ranch
  97       1    CRF         Residence Inn - DIA
  98       1    MLML        Lakewood Shopping Center
  99       2    MLML        Presidio Square
  100      1    CRF         Prospect Square
  101      1    CRF         Kintetsu Mall
  102      1    CRF         Goffstown Plaza
  103      2    CRF         Lythgoe MFH Portfolio
103.01     2    CRF         80th Avenue
103.02     2    CRF         Strawberry
103.03     2    CRF         Woburn
103.04     2    CRF         64th Avenue
103.05     2    CRF         Lunar
103.06     2    CRF         Bearfoot
  104      1    CRF         Courtyard by Marriott - Lincoln
  105      1    CRF         Main Street Plaza
  106      1    CRF         McKibbon-Homewood Suites Knoxville
  107      1    CRF         Westlake Village Inn
  108      1    CRF         Gottschalks Capitola
           1    MLML        Cardenas Markets
  109      1    MLML        Cardenas Markets - Indio
  110      1    MLML        Cardenas Markets - Perris
  111      1    MLML        Sycamore Plaza
  112      1    MLML        Dell Range King Soopers
  113      1    MLML        93-20 Roosevelt Avenue
  114      2    CRF         Choice - Northtowne MHP
  115      1    PNC         Hampton Inn & Suites - Fresno
  116      1    MLML        125 Uptown
  117      1    MLML        Sheraton Hotel - Ontario Airport
  118      1    CRF         Walk at John's Creek
  119      1    PNC         Maple Crossing
  120      1    CRF         Paradise Valley Medical Plaza
  121      1    MLML        Carmax - Laurel, MD
  122      1    MLML        High Plains Surgery
  123      1    CRF         Carlsbad Village Self Storage
  124      1    CRF         Hampton Inn - Ellenton, FL
  125      1    MLML        Victorville Shopping Center
  126      1    CRF         Martin's Plaza  Derby
  127      1    PNC         Quakerbridge Self Storage
  128      2    CRF         Victoria Park Apartments
  129      1    CRF         Bloomington Center
  130      1    CRF         The Meadows MHP
  131      2    MLML        The Pointe at St. Joseph's
  132      1    CRF         Rivergate Plaza & Oak Ridge Plaza
132.01     1    CRF         Oak Ridge Plaza
132.02     1    CRF         Rivergate Plaza
  133      1    MLML        Riverside Commerce Center
  134      1    CRF         Hampton Inn - Windsor
  135      1    MLML        701 East Lake Street
  136      1    MLML        Northridge Plaza
  137      2    MLML        LaSalle Apartments
  138      1    PNC         Met Center Business Park
  139      1    CRF         Flagship Office Building
  140      1    PNC         Berkshire Plaza
  141      1    CRF         Plaza El Toro
  142      1    CRF         Springhill Suites by Marriott
  143      2    MLML        3515 Arlene Drive
  144      1    MLML        Holiday Inn - Santa Anna
  145      2    PNC         Heritage Park Apartments - Azusa
  146      1    CRF         Wright Line HQ
  147      2    PNC         Georgetown Apartments & The Willows Apartments
147.01     2    PNC         The Willows Apartments
147.02     2    PNC         Georgetown Apartments
  148      1    CRF         318-332 Santa Monica Boulevard
  149      1    MLML        Reef Building
  150      1    CRF         Anchor Square Shopping Center
  151      1    CRF         Kabuki Theatre
  152      1    CRF         AA U-Stor-M
  153      2    PNC         Twin Creek Apartments
  154      1    MLML        Superior Super Warehouse - Chino
  155      1    MLML        College Park Plaza
  156      1    CRF         Moorpark Plaza
  157      2    CRF         Foothill Courtyard Apartments
  158      1    MLML        Glenwood Village Square
  159      1    MLML        Regency Point Shopping Center
  160      1    CRF         Westgate Plaza - Riverside, CA
  161      1    CRF         Medplex I and II
  162      1    CRF         Garden Ridge Kennesaw
  163      1    CRF         Garden Ridge Norcross
  164      1    CRF         Washington Shoe Mfg Co. Building
  165      1    MLML        East Burnside Plaza
  166      1    CRF         761 Corporate Center Drive
  167      1    PNC         New York Graphic Society Building
  168      2    CRF         Willow Ridge Apartments
  169      2    PNC         Creekwood Apartments - Houston
  170      2    CRF         Canyon Walk Apartments
  171      1    CRF         WWG - Glendale
  172      1    CRF         Gold Coast Real Estate
  173      1    CRF         Fitzgerald Parking Lots
  174      1    MLML        Corley Portfolio
174.01     1    MLML        Retail Center
174.02     1    MLML        Office Park
  175      1    CRF         22741 Pacific Coast Highway
  176      1    CRF         Whisper Lakes
  177      1    CRF         433 Lincoln Road
  178      2    PNC         River Oaks Apartments - Arlington
  179      1    MLML        Fort Apache
  180      1    CRF         Paseo Plaza
  181      1    CRF         Carmel Office Court
  182      1    CRF         Rock Oak Estates MHC
  183      1    CRF         Hillcrest Garden Center
  184      2    CRF         Town Square
  185      1    CRF         Medical Arts Building
  186      1    PNC         Alafaya Trail
  187      2    MLML        Doux Chene
  188      1    CRF         The Hotel
  189      2    CRF         Warehouse Apartments
  190      2    CRF         Choice - Marysville MHP
  191      1    MLML        1253-1257 Los Angeles Street
  192      2    CRF         Courtyard at Exchange Alley
  193      1    MLML        Hampton Inn - Pell City
  194      1    MLML        Etowah Crossing Shopping Center
  195      1    MLML        Flamingo Plaza
  196      1    CRF         Old Barn Self Storage
  197      1    MLML        Pioneers Medical Arts Buildings
  198      1    CRF         Midland Clarion
  199      1    CRF         Miyako Mall
  200      1    CRF         WWG - Los Angeles
  201      1    MLML        Burgard Industrial Park
  202      1    MLML        Chapel Ridge - Retail
  203      1    MLML        Milford Center
  204      2    CRF         Ticon-Taylor's Pond Apartments
  205      1    MLML        Walgreen's Pinehurst
  206      1    CRF         Westsound Plaza
  207      2    CRF         Wood Ridge Apartments
  208      1    MLML        Huntington Square
  209      1    MLML        Highland Village Plaza - Phase II
  210      1    MLML        Superior Super Warehouse - Corona
  211      1    MLML        Linkside Center
  212      1    CRF         Torrington Self Storage
  213      1    CRF         Laguna Village Plaza
  214      1    CRF         Comfort Inn - Tempe, AZ
  215      1    MLML        Village at Valleydale
  216      1    CRF         Civic Center Plaza Norwalk
  217      2    CRF         Casa Claire
  218      1    PNC         K-Mart Store - Oceanside
  219      1    CRF         312 E 1st Street
  220      1    CRF         Santa Monica Place
  221      2    CRF         Wynwood Apartments
  222      1    CRF         Storage Master
  223      1    MLML        Yuba City Self Storage
  224      1    PNC         New Market Square
  225      1    PNC         Skycam Building
  226      1    MLML        Executive Business Center at the District
  227      1    CRF         Teems Retail Portfolio
227.01     1    CRF         Jenkinsburg Junction
227.02     1    CRF         Spivey Crossing Center
227.03     1    CRF         Chambers Plaza
227.04     1    CRF         Jackson Square
227.05     1    CRF         Flippen Junction
  228      2    CRF         Pebble Creek Apts
  229      1    CRF         Vegas Mountain Shopping Center
  230      1    CRF         AA Climate Control II
           1    CRF         Rib Mountain Shopping Center & Post Whiting Center
  231      1    CRF         Rib Mountain Shopping Center
  232      1    CRF         Post Whiting Center
  233      1    PNC         Commonwealth Commons
  234      1    MLML        Wells Fargo - Houston
  235      1    CRF         Horizon Center
  236      1    CRF         Oak Plaza
  237      1    CRF         Pines Road Marketplace
  238      2    CRF         Timbers Apartments
  239      1    MLML        Walmart Shops at Panola
  240      1    CRF         Big Spring Marketplace
  241      1    CRF         Storage One at Regena
  242      1    CRF         Woodbury Courts
  243      1    MLML        Advanced Stor Edge
  244      2    CRF         The Village Apartments
  245      2    CRF         Arrowhead MHP
  246      1    PNC         Latta Road Plaza
  247      2    CRF         Laurel Canyon Apartments
  248      1    CRF         Green Turtle Plaza
  249      1    CRF         Boulevard Plaza
  250      2    MLML        Beech Kearny Apartments
  251      1    CRF         StorageHouse Self Storage
  252      1    PNC         College Hill Square
  253      1    CRF         Wavell Showcase & Furniture
  254      1    CRF         Hobart Plaza
  255      1    CRF         Spectrum Health Grand Rapids
  256      2    CRF         Holiday Acres
  257      1    MLML        AGA Medical
  258      1    CRF         Mays Crossing
  259      1    CRF         Available Self Storage
  260      1    CRF         222 Camp Wisdom Village
  261      2    CRF         Longfellow Apartments
  262      2    CRF         Vineyards on Garland Apartments
  263      1    CRF         Centerpointe Plaza
  264      1    CRF         Golden West Plaza
  265      1    CRF         Weiner Corp. Building
  266      2    PNC         Stone Ridge Apartments
  267      1    CRF         Shops at Waterloo
  268      2    CRF         Jefferson Manor Townhomes
  269      1    CRF         Oakbrooke Centre
  270      1    CRF         Memorial Drive Retail Center
  271      1    PNC         Sabino Plaza
  272      1    CRF         3826 South New Hope Road
  273      1    PNC         Meridian Meadows Center
  274      1    CRF         Iron Mountain
  275      1    CRF         Cypress Center
  276      1    CRF         Louetta Shopping Center
  277      1    CRF         Callaghan Corners
  278      1    CRF         Shops of South Cobb
  279      1    CRF         Taylor Plaza-Montgomery
  280      2    CRF         Collindale Apartments
  281      1    CRF         Fed-Ex Kinkos
  282      1    CRF         Southwest Mini Storage
  283      2    CRF         Fairways Apartments
  284      1    CRF         Lewis Lockup

                                                                                                           UPFRONT
                                                     ORIGINAL                                            ENGINEERING
LOAN #                              PREPAYMENT PROVISION (PAYMENTS)(16),(17)                             RESERVE ($)
------  -----------------------------------------------------------------------------------------------  -----------

   1    LO(24),YM(1),YMorDef(88),O(7)
   2    GRTR1%orYM(56),O(4)
 2.01
 2.02
   3    LO(26),Def(32),O(2)
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
   4    LO(26),Def(24),O(10)
   5    LO(24),Def(27),O(9)
   6    LO(25),Def(91),O(4)                                                                                   34,375
   7    LO(27),Def(90),O(3)
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8    LO(24),Def(92),O(4)                                                                                  141,125
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9    LO(25),Def(91),O(4)
  10    LO(25),Def(91),O(4)
  11    LO(24),Def(94),O(2)
  12    LO(25),Def(85),O(10)
  13    LO(27),Def(86),O(7)
  14    LO(24),Def(92),O(4)                                                                                    8,313
  15    LO(25),Def(91),O(4)
  16    LO(25),Def(91),O(4)
  17    LO(28),Def(88),O(4)                                                                                  310,500
  18    LO(27),Def(89),O(4)                                                                                1,438,800
  19    LO(25),Def(91),O(4)                                                                                   72,800
  20    LO(25),Def(91),O(4)
  21    LO(36),Def(80),O(4)
  22    LO(26),Def(90),O(4)
  23    LO(26),Def(92),O(2)
  24    LO(25),Def(91),O(4)
  25    LO(31),Def(85),O(4)
  26    LO(36),Def(20),O(4)                                                                                   16,250
  27    LO(25),Def(91),O(4)
  28    LO(25),Def(91),O(4)
  29    LO(25),Def(91),O(4)
  30    LO(25),Def(91),O(4)                                                                                   12,500
  31    LO(36),D(81),O(3)
  32    LO(27),Def(89),O(4)                                                                                  128,500
  33    LO(25),Def(91),O(4)
  34    LO(26),Def(90),O(4)
  35    LO(25),Def(91),O(4)
  36    LO(25),Def(91),O(4)
  37    LO(26),Def(90),O(4)
  38    LO(26),Def(90),O(4)
  39    LO(24),Def(92),O(4)                                                                                   87,250
  40    LO(25),Def(91),O(4)
  41    LO(36),Def(81),O(3)
  42    LO(25),Def(91),O(4)
  43    LO(36),Def(81),O(3)
  44    LO(35), GRTR1% or YM(81),O(4)                                                                        500,000
  45    LO(25),Def(91),O(4)
  46    LO(24),Def(92),O(4)
  47    LO(24),Def(92),O(4)
  48    LO(25),Def(91),O(4)
  49    LO(60), GRTR1%orYM(57),O(3)
  50    LO(26),Def(90),O(4)
 50.01
 50.02
 50.03
  51    LO(24),Def(92),O(4)
 51.01
 51.02
  52    LO(24),Def(92),O(4)
  53    LO(24),Def(92),O(4)
  54    LO(24),Def(92),O(4)
  55    LO(26),Def(91),O(3)                                                                                   13,625
 55.01
 55.02
  56    LO(26),Def(90),O(4)
  57    LO(26),Def(57),O(37)
  58    LO(25),Def(91),O(4)
  59    LO(26),Def(90),O(4)
  60    LO(24),Def(92),O(4)
  61    LO(25),Def(91),O(4)
  62    LO(25),Def(91),O(4)
  63    LO(25),Def(91),O(4)
  64    LO(24),Def(34),O(2)
  65    LO(25),Def(91),O(4)
  66    LO(24),Def(91),O(5)                                                                                   49,244
  67    LO(25),Def(91),O(4)
  68    LO(25),Def(91),O(4)
  69    LO(25),Def(91),O(4)
  70    LO(35), GRTR1%orYM(81),O(4)                                                                          400,000
  71    LO(25),Def(91),O(4)
  72    LO(26),Def(90),O(4)                                                                                   17,500
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08
  73    LO(24),Def(92),O(4)
        LO(25),Def(91),O(4)                                                                                   33,875
  74    LO(25),Def(91),O(4)
  75    LO(25),Def(91),O(4)
  76    LO(25),Def(91),O(4)
  77    LO(27),Def(88),O(5)
  78    LO(26),Def(90),O(4)
  79    LO(27),Def(89),O(4)
  80    LO(25),Def(91),O(4)
  81    LO(27),Def(89),O(4)
 81.01
 81.02
  82    LO(25),Def(91),O(4)                                                                                    5,000
  83    LO(25),Def(91),O(4)                                                                                   18,750
  84    LO(25),Def(91),O(4)
  85    LO(36),Def(81),O(3)
  86    LO(30),Def(86),O(4)
 86.01
 86.02
  87    LO(26),Def(90),O(4)
  88    LO(36),Def(81),O(3)
  89    LO(59),GRTR1%orYM(57),O(4)
  90    LO(28),Def(88),O(4)
  91    LO(25),Def(91),O(4)
  92    LO(24),Def(92),O(4)                                                                                   26,695
  93    LO(25),GRTR1%orYM(91),O(4)
  94    LO(25),Def(91),O(4)
  95    LO(13),GRTR5%orYM(46),O(1)
  96    LO(47),LESSofDeforGRTRofYMor3%(24),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(30),O(7)
  97    LO(25),Def(91),O(4)
  98    LO(25),Def(91),O(4)
  99    LO(25),Def(91),O(4)                                                                                   36,988
  100   LO(24),Def(92),O(4)
  101   LO(30),Def(28),O(2)
  102   LO(25),Def(91),O(4)                                                                                   27,250
  103   LO(26),Def(90),O(4)
103.01
103.02
103.03
103.04
103.05
103.06
  104   LO(28),Def(88),O(4)
  105   LO(26),Def(87),O(7)
  106   LO(26),Def(90),O(4)
  107   LO(24),Def(92),O(4)                                                                                   13,875
  108   LO(26),Def(90),O(4)                                                                                    6,250
  109   LO(27),Def(89),O(4)
  110   LO(27),Def(89),O(4)
  111   LO(25),Def(91),O(4)
  112   LO(25),Def(91),O(4)
  113   LO(25),Def(91),O(4)                                                                                   17,656
  114   LO(26),Def(90),O(4)                                                                                  107,654
  115   LO(60), GRTR1%orYM(57),O(3)
  116   LO(26),Def(90),O(4)
  117   LO(25),Def(91),O(4)                                                                                  500,000
  118   LO(25),Def(91),O(4)
  119   LO(60), GRTR1%orYM(57),O(3)
  120   LO(24),Def(92),O(4)
  121   LO(24),Def(92),O(4)
  122   LO(24),Def(92),O(4)
  123   LO(26),Def(90),O(4)
  124   LO(28),Def(88),O(4)
  125   LO(24),Def(92),O(4)
  126   LO(25),Def(91),O(4)
  127   LO(36),Def(81),O(3)
  128   LO(59),LESSofDeforGRTRofYMor3%(12),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(33),O(4)        4,688
  129   LO(25),Def(88),O(7)
  130   LO(26),Def(30),O(4)
  131   LO(26),GRTR1%orYM(30),O(4)                                                                            23,750
  132   LO(40),Def(76),O(4)                                                                                  567,765
132.01
132.02
  133   LO(26),Def(90),O(4)
  134   LO(28),Def(88),O(4)
  135   LO(116),GRTR1%orYM(3),O(1)
  136   LO(25),Def(91),O(4)
  137   LO(27),Def(89),O(4)                                                                                  250,000
  138   LO(36),Def(20),O(4)
  139   LO(25),Def(91),O(4)
  140   LO(60), GRTR1%orYM(57),O(3)
  141   LO(26),Def(90),O(4)
  142   LO(25),Def(31),O(4)
  143   LO(25),Def(91),O(4)
  144   LO(25),Def(91),O(4)                                                                                   34,375
  145   LO(36),Def(81),O(3)
  146   YM(26),Def(83),O(4)
  147   LO(36),Def(81),O(3)
147.01
147.02
  148   LO(27),Def(89),O(4)
  149   LO(25),Def(91),O(4)
  150   LO(26), Def(90), O(4)
  151   LO(25),Def(91),O(4)
  152   LO(26),Def(90),O(4)                                                                                   20,000
  153   LO(60), GRTR1%orYM(57),O(3)
  154   LO(26),Def(150),O(4)
  155   LO(26),Def(90),O(4)
  156   LO(26),Def(90),O(4)
  157   LO(26),Def(27),O(7)                                                                                   53,151
  158   LO(26),Def(91),O(3)                                                                                   70,625
  159   LO(24),GRTR1%orYM(92),O(4)                                                                            21,250
  160   LO(26),Def(90),O(4)
  161   LO(24),Def(32),O(4)
  162   LO(25),Def(92),O(3)
  163   LO(25),Def(92),O(3)
  164   LO(26),Def(90),O(4)
  165   LO(25),Def(91),O(4)
  166   LO(27),Def(86),O(7)
  167   LO(36),Def(101),O(3)
  168   LO(25),Def(91),O(4)
  169   LO(35), GRTR1%orYM(22),O(3)                                                                           58,279
  170   LO(28),Def(88),O(4)
  171   LO(26),Def(90),O(4)
  172   LO(25),Def(91),O(4)
  173   LO(25),Def(91),O(4)                                                                                   41,344
  174   LO(25),Def(93),O(2)
174.01
174.02
  175   LO(25),Def(91),O(4)
  176   LO(27),Def(89),O(4)                                                                                  201,875
  177   LO(27),Def(89),O(4)
  178   LO(59), GRTR1% or YM(58),O(3)                                                                        152,813
  179   LO(25),Def(91),O(4)
  180   LO(27),Def(89),O(4)
  181   LO(25),Def(91),O(4)                                                                                   27,500
  182   LO(26),Def(90),O(4)
  183   LO(25),Def(91),O(4)
  184   LO(25),Def(91),O(4)
  185   LO(25),Def(90),O(5)                                                                                   21,875
  186   LO(60), GRTR1%orYM(57),O(3)
  187   LO(25),Def(93),O(2)                                                                                   44,375
  188   LO(26),Def(90),O(4)
  189   LO(25),Def(91),O(4)                                                                                      625
  190   LO(26),Def(90),O(4)                                                                                   60,038
  191   LO(26),Def(89),O(5)
  192   LO(25),Def(91),O(4)
  193   LO(25),Def(31),O(4)
  194   LO(25),Def(91),O(4)
  195   LO(25),Def(91),O(4)
  196   LO(26),Def(90),O(4)
  197   LO(24),Def(92),O(4)
  198   LO(25),Def(91),O(4)                                                                                   21,875
  199   LO(30),Def(28),O(2)
  200   LO(26),Def(90),O(4)                                                                                   21,250
  201   LO(29),Def(87),O(4)                                                                                   56,500
  202   LO(29),Def(87),O(4)
  203   LO(24),Def(94),O(2)
  204   LO(24),Def(92),O(4)
  205   LO(25),Def(92),O(3)
  206   LO(25),Def(91),O(4)                                                                                    1,875
  207   LO(25),Def(35),GrtrYMor1%(56),O(4)                                                                   215,625
  208   LO(26),Def(90),O(4)                                                                                   10,000
  209   LO(26),Def(90),O(4)
  210   LO(26),Def(150),O(4)
  211   LO(24),Def(94),O(2)
  212   LO(27),Def(89),O(4)
  213   LO(26),Def(90),O(4)
  214   LO(26),Def(27),O(7)
  215   LO(24),Def(94),O(2)
  216   LO(26),Def(92),O(2)
  217   LO(27),Def(89),O(4)                                                                                    1,500
  218   LO(60), GRTR1%orYM(57),O(3)
  219   LO(25),Def(91),O(4)
  220   LO(24),Def(92),O(4)                                                                                   49,969
  221   LO(25),Def(91),O(4)                                                                                      900
  222   LO(26),Def(90),O(4)
  223   LO(24),Def(92),O(4)
  224   LO(59), GRTR1%orYM(58),O(3)
  225   LO(59), GRTR1%orYM(58),O(3)
  226   LO(25),Def(91),O(4)
  227   LO(24),Def(92),O(4)
227.01
227.02
227.03
227.04
227.05
  228   LO(27),Def(89),O(4)
  229   LO(25),Def(91),O(4)
  230   LO(25),Def(91),O(4)
        LO(25),Def(91),O(4)                                                                                    7,610
  231   LO(25),Def(91),O(4)                                                                                    7,610
  232   LO(25),Def(91),O(4)
  233   LO(36),Def(81),O(3)
  234   LO(25),Def(91),O(4)
  235   LO(25),Def(91),O(4)
  236   LO(59),LESSofDeforGRTRofYMor3%(12),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(30),O(7)       11,673
  237   LO(26),Def(90),O(4)
  238   LO(29),Def(28),O(3)
  239   LO(26),Def(90),O(4)
  240   LO(25),Def(91),O(4)
  241   LO(26),Def(90),O(4)
  242   LO(26),Def(90),O(4)
  243   LO(25),Def(92),O(3)
  244   LO(29),Def(28),O(3)
  245   LO(30),Def(86),O(4)                                                                                    4,375
  246   LO(60), GRTR1%orYM(57),O(3)
  247   LO(25),Def(91),O(4)
  248   LO(26),Def(90),O(4)
  249   LO(26),Def(90),O(4)                                                                                    7,500
  250   LO(26),Def(92),O(2)
  251   LO(25),Def(91),O(4)
  252   LO(59), GRTR1%orYM(58),O(3)
  253   LO(25),Def(91),O(4)
  254   LO(25),Def(52),O(7)
  255   LO(26),Def(90),O(4)
  256   LO(29),Def(87),O(4)                                                                                   23,400
  257   LO(27),Def(89),O(4)
  258   LO(27),Def(89),O(4)
  259   LO(26),Def(90),O(4)
  260   LO(25),Def(91),O(4)
  261   LO(25),Def(91),O(4)
  262   LO(26),Def(90),O(4)                                                                                   20,875
  263   LO(26),Def(90),O(4)
  264   LO(25),Def(91),O(4)
  265   LO(24),Def(92),O(4)
  266   LO(36),Def(176),O(4)
  267   LO(25),Def(91),O(4)
  268   LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
  269   LO(29),Def(87),O(4)
  270   LO(26),Def(90),O(4)
  271   LO(59), GRTR1%orYM(58),O(3)
  272   LO(30),Def(86),O(4)
  273   LO(36),Def(81),O(3)
  274   LO(26),Def(90),O(4)
  275   LO(26),Def(90),O(4)
  276   LO(27),Def(89),O(4)
  277   LO(26),Def(90),O(4)
  278   LO(26),Def(90),O(4)
  279   LO(25),Def(91),O(4)
  280   LO(25),Def(91),O(4)
  281   LO(25),Def(91),O(4)
  282   LO(27),Def(89),O(4)                                                                                    3,000
  283   LO(27),Def(89),O(4)                                                                                    5,000
  284   LO(25),Def(91),O(4)                                                                                    8,094

          UPFRONT      UPFRONT      UPFRONT      UPFRONT        UPFRONT
           CAPEX        TI/LC        RE TAX        INS.          OTHER
LOAN #  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)(18)
------  -----------  -----------  -----------  -----------  ---------------

   1                                1,582,063      247,213
   2                   4,000,000                                 16,690,498
 2.01
 2.02
   3                     727,023    2,276,324      168,322       10,184,600
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
   4
   5
   6                   2,202,334      204,716      156,163        2,080,328
   7      3,000,000    4,236,901      534,301      379,167        3,000,000
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8      4,325,000                   279,659       83,359          500,000
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9
  10
  11
  12
  13
  14                                  211,930       21,791
  15
  16
  17                     400,000      230,000       43,000
  18         43,098                   194,998       33,113
  19                                  411,267
  20                                  133,175       59,835        3,097,459
  21                                   25,766        7,044        5,568,000
  22                                  315,290
  23                                  430,593      206,219
  24
  25        250,000                   262,692        3,711
  26                     932,121      355,775       26,174        1,169,497
  27
  28
  29
  30                                   24,232
  31                   4,064,831      614,488       19,241
  32        175,000                    56,430       57,684
  33
  34         19,263                   171,264       28,787
  35
  36        119,419      336,000       19,004       86,774          911,178
  37         16,803                   189,167       27,470
  38         20,454                   177,248       37,927
  39                                   49,156       12,486
  40
  41        446,000      314,000       45,842        9,734
  42
  43                                  224,850       19,196
  44                                  594,413       20,832          450,000
  45
  46                                  37,069        21,209        1,000,000
  47
  48
  49
  50                                  157,706
 50.01
 50.02
 50.03
  51                                                                 91,438
 51.01
 51.02
  52                                  39,528
  53
  54
  55                   1,330,000      315,000       24,043
 55.01
 55.02
  56        150,000                    28,295        4,029
  57                                   30,352        5,615
  58
  59                                  150,000        8,333
  60
  61                                   40,460       17,124
  62      1,203,750                   240,060
  63
  64         48,562      400,000                                    260,000
  65
  66         74,941                    17,774
  67                                                              2,200,000
  68
  69
  70                                  251,659       39,422          500,000
  71
  72                                   87,892       20,960
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08
  73
                                      204,777       11,419        1,000,000
  74
  75
  76
  77        415,000    2,434,000      371,223        3,238
  78                                                21,249        1,033,006
  79         46,402                    53,906       17,809
  80                                   25,360       66,450        1,100,000
  81                                   20,003       69,982
 81.01
 81.02
  82        213,200    1,200,000       42,764                     1,600,000
  83                                                 4,771
  84                                   29,180
  85        200,000                   302,417       84,788
  86                                                                623,866
 86.01
 86.02
  87                                  107,268       12,295
  88        200,000                   477,667       46,270
  89                                   44,074        3,341
  90                                   26,977
  91
  92                     250,000       73,859        3,029            3,750
  93                                   14,903       12,524
  94
  95                                   90,931       14,868
  96                                  186,164       18,241
  97
  98
  99                                  261,838       14,543        1,650,000
  100                                  28,395        5,168
  101       103,434                    42,791        2,270
  102                                 129,840                       400,000
  103        10,825                    52,391       86,091
103.01
103.02
103.03
103.04
103.05
103.06
  104                                  16,858
  105                                 141,253        1,964          100,000
  106                                 143,954        7,105
  107                                  52,702
  108         1,917
  109
  110
  111
  112                                   4,898        6,424
  113                                  40,702        2,969          580,430
  114                                  15,009        4,303          620,000
  115
  116                                 138,720        3,262
  117                                  46,500       50,478           65,000
  118       352,813       19,420        2,538      144,537
  119
  120
  121
  122
  123                                   7,199       15,768          600,000
  124                                  80,755
  125
  126                                  72,121
  127                                  27,272
  128                                 215,000       69,590
  129
  130                                  32,388        3,165
  131       876,250                                 40,102
  132                                  52,028       30,104          500,000
132.01
132.02
  133                                  18,644        7,760          248,355
  134                                  23,343
  135                                                                54,365
  136
  137                                  53,607
  138        37,932      200,000       13,279          863          265,804
  139                                  24,075        4,906
  140                                  37,710
  141                                   6,419       13,173
  142                                  24,742       24,936
  143                                  65,083        4,719        1,060,250
  144                                  51,282       24,570           45,000
  145                                  19,279       11,147           78,750
  146
  147                                 105,514       10,509
147.01
147.02
  148                                  36,035        6,533          650,000
  149
  150                                   7,214                        40,000
  151                                  20,819        4,818        2,250,000
  152                                  25,831       19,557
  153
  154                                  68,374
  155                                  86,612
  156                    100,000       32,138
  157                                  59,711
  158                                  19,943        2,355          600,000
  159                                   2,332          936           10,000
  160                                   7,062       16,092          298,840
  161                     95,086        7,583          612
  162
  163
  164                    368,595          919
  165
  166                                                               702,448
  167                                                               173,750
  168                                  19,443       22,511
  169                                  79,083       38,092
  170                                  24,900        4,750
  171                                  15,056
  172                                  34,782        2,478
  173         4,050                    10,549        3,527
  174                     44,716       8,492         1,037          300,000
174.01
174.02
  175                     84,972        9,262                        99,305
  176                                  44,604        4,538
  177                                  82,796       29,600
  178                                 125,917        9,706
  179                                   9,193        2,447          700,000
  180                    100,000      115,541
  181         1,957       65,000       12,040        1,654
  182                                  13,046        3,888
  183                                  13,268       18,690
  184                                  31,691        4,151
  185        23,000       34,300       27,115       16,888
  186                                   6,062
  187       242,110                    76,981       15,556           92,000
  188                                 129,826       77,701
  189         2,154                    16,554        5,907
  190                                  22,447        4,873
  191                    200,000       10,422
  192                                   7,844       13,477
  193                                                9,798
  194                                  29,912        1,545          770,000
  195                                   4,195        6,825
  196                                  32,331        2,100          400,000
  197                    100,000       13,650          587          124,929
  198        19,021                    10,210       10,893          190,000
  199       107,877                    13,443        1,440
  200                                  23,350
  201        56,315                    36,669        1,962
  202                     85,000       23,563        2,019           36,000
  203                                   4,194        1,047
  204
  205
  206                                   8,364       10,655
  207                                   7,936       21,775
  208                    100,000       10,213        9,000           10,000
  209                                  37,800        4,487            2,019
  210                                  38,346
  211                                   3,722        4,051
  212         2,375                    22,405       11,401
  213
  214         8,970                     5,114        3,000
  215                                   6,499        9,668          177,657
  216                                  38,832        8,628
  217         9,333                    78,306        6,429
  218
  219                    100,000       18,219        1,043
  220           204        1,492       25,976        2,793           23,872
  221       126,720                    29,025        1,995
  222           468                    29,564        6,554
  223                                  13,887        5,813          175,000
  224                                  59,133
  225                                   8,000        1,402
  226         7,500       12,000                     7,000          100,000
  227         1,326        8,349        7,495        1,628
227.01
227.02
227.03
227.04
227.05
  228                                   3,302        8,347
  229                                   8,724        2,877          405,000
  230         1,645                     7,238       23,750
                                       17,828          990
  231                                  13,433          827
  232                                   4,395          163
  233        12,870
  234
  235                                  10,337          698
  236
  237                                  26,809        1,647
  238                                  21,591       10,095
  239                                                  513
  240           676        2,703        5,059        5,063           44,000
  241        18,400                     6,891
  242         1,364      200,000        8,819        4,804
  243
  244                                  21,591       10,399
  245                                   2,736          857
  246                                  30,472
  247           800                     6,625        3,456
  248
  249                     50,000       50,559        1,543
  250                                               13,588           64,000
  251                                   8,924        5,012
  252                                   5,329        1,504
  253                                   4,954        1,525
  254                                   6,000        3,147
  255
  256                                   5,294        8,723          150,000
  257                                  21,115                        14,945
  258                                  37,874          543
  259                                  19,302
  260           861       25,000       12,442        6,074
  261        38,987                    11,241       17,053
  262         1,888                     1,803        2,191
  263                                  24,516          661           12,600
  264                                   7,403          885
  265                                   9,143        3,111
  266
  267           124          746        5,786        3,208           15,052
  268                                  38,787        1,150
  269                                  18,169          673           50,000
  270           722        1,692        3,143          714
  271                                   2,171        1,128
  272         2,000        2,000        7,589          923
  273                                     861        1,519            1,250
  274           779
  275           396                    10,150        1,000           36,000
  276                                  50,611          551
  277                                   4,611          326           57,356
  278           201          500        4,215          803
  279                                   8,598        1,897
  280        33,120                     1,111        2,038
  281
  282           486                    10,524       1,260
  283         1,250                    10,403          963            5,290
  284                                   9,632         997

                                                                   UPFRONT
                                                                    OTHER
LOAN #                                                     RESERVE DESCRIPTION(18)
------  ----------------------------------------------------------------------------------------------------------------------------

   1
   2    Unfunded Tenant Allowance Reserve
 2.01
 2.02
   3    See footnote #15
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
   4
   5
   6    Supplemental Capital Reserve Deposit ($2,000,000) and Rent Loss Deposit ($80,328)
   7    Interest Reserve
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8    Seasonality Reserve
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20    Occupancy Reserves (2,242,430); Environmental Reserves (68,750); Construction Reserves (86,279); Capitalized Reserves
        (700,000) 21 Church's Chicken Reserve (218,000); Pharmacy Occupancy Reserve (850,000); Occupancy LOC (4,500,000)
  22
  23
  24
  25
  26    Rent Credit Reserve
  27
  28
  29
  30
  31
  32
  33
  34
  35
  36    Letter of Credit Transfer Reserve (150); Golfsmith LOC (911,028)
  37
  38
  39
  40
  41
  42
  43
  44    Operating Deficit Reserve
  45
  46    Initial Holdback
  47
  48
  49
  50
 50.01
 50.02
 50.03
  51    Documentary Stamp Tax Reserve
 51.01
 51.02
  52
  53
  54
  55
 55.01
 55.02
  56
  57
  58
  59
  60
  61
  62
  63
  64    New Tenant Reserve
  65
  66
  67    Holdback
  68
  69
  70    Operating Deficit Escrow
  71
  72
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08
  73
        Simon Benjamin Little Holdback
  74
  75
  76
  77
  78    New Tenant Reserve (774,008.58); Debt Service Reserve (258,997.00)
  79
  80    Earnout Reserve
  81
 81.01
 81.02
  82    Termination Payment Reserve
  83
  84
  85
  86    Liquidity Reserve (250,000); Debt Service Reserve (98,866.13); Parking Reserve (50,000); Insurance LOC (225,000)
 86.01
 86.02
  87
  88
  89
  90
  91
  92    Environmental Reserve
  93
  94
  95
  96
  97
  98
  99    Environmental Remediation Reserve
  100
  101
  102   Roofing Matters-LOC
  103
103.01
103.02
103.03
103.04
103.05
103.06
  104
  105   Holdback
  106
  107
  108
  109
  110
  111
  112
  113   Staples Reserve (51,000.00); Occupancy Reserves (300,000.00); CO Reserves (131,250.00); A Note Debt Service Reserve
        (82,558.81); B Note Debt Service Reserve (15,621.22) 114 Holdback Reserve
  115
  116
  117   Seasonality Reserve
  118   Rent Reserve
  119
  120
  121
  122
  123   Holdback
  124
  125
  126
  127
  128
  129
  130
  131
  132   State of Florida Lease Reserve
132.01
132.02
  133   Portfolio Reserve (198,355.00); Post Closing Undertaking Reserve (50,000)
  134
  135   Wayzata Tenant Reserve
  136
  137
  138   PPD Escrow Deposit
  139
  140
  141
  142
  143   LOC Transfer Reserve (250); DSCR LOC (1,060,000)
  144   Seasonality Reserve
  145   Other Reserve Agreement
  146
  147
147.01
147.02
  148   Capex & Rollover Reserves LOC (250,000);Tower Records LOC (200,000); Tower Records Holdback (200,000)
  149
  150   Additional Insurance Reserve
  151   Holdback Reserve Account
  152
  153
  154
  155
  156
  157
  158   Occupancy Reserve
  159   Environmental Reserve
  160   Rooms 2 Furnish Reserve ($213,840); Arrowhead Improvement Allowance ($85,000)
  161
  162
  163
  164
  165
  166   Collections Holdback
  167   Security Deposit
  168
  169
  170
  171
  172
  173
  174   Tenant Occupancy Reserve
174.01
174.02
  175   Debt Service Reserve
  176
  177
  178
  179   Occupancy Reserve
  180
  181
  182
  183
  184
  185
  186
  187   Roof Repair Reserve (72,000); Indemnity Holdback (20,000)
  188
  189
  190
  191
  192
  193
  194   Los Arcos Reserve (20,000); DSCR LOC (750,000)
  195
  196   Holdback
  197   Hahm Reserve (85,000.00); Ground Lease Reserve (3,764.00); Debt Service Reserve (36,165.35)
  198   Holdback
  199
  200
  201
  202   Shoe Show
  203
  204
  205
  206
  207
  208   Environmental Remediation Reserve
  209   Dress Shop Occupancy Reserve
  210
  211
  212
  213
  214
  215   Occupancy Reserve
  216
  217
  218
  219
  220   Japanese Grill Rent Holdback
  221
  222
  223   Debt Service Reserve
  224
  225
  226   Debt Service Reserve
  227
227.01
227.02
227.03
227.04
227.05
  228
  229   Holdback
  230
  231
  232
  233
  234
  235
  236
  237
  238
  239
  240   Maurice's Holdback Reserve
  241
  242
  243
  244
  245
  246
  247
  248
  249
  250   Environmental Reserve
  251
  252
  253
  254
  255
  256   Holdback
  257   Debt Service
  258
  259
  260
  261
  262
  263   Occupancy Holdback
  264
  265
  266
  267   Rent Holdback
  268
  269   Occupancy Reserve
  270
  271
  272
  273   Environmental Remediation Reserve
  274
  275   Rent Holdback
  276
  277   $25,032.00 (Got Hair Holdback Funds); $11,072.00 (Wireless Toyz Holdback Funds); $21,252.00 (Artistic Blooms Holdback Funds)
  278
  279
  280
  281
  282
  283   Holdback Funds
  284

               MONTHLY                           MONTHLY                      MONTHLY        MONTHLY
                CAPEX                             CAPEX                        TI/LC          TI/LC
LOAN #       RESERVE ($)                     RESERVE CAP ($)                RESERVE ($)  RESERVE CAP ($)
------  --------------------   -------------------------------------------  -----------  ---------------

   1                0
   2
 2.01
 2.02
   3           34,716                             625,000                     138,864       2,250,000
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
   4
   5
   6           11,646          $400,000 after the reserve reaches $500,000     30,000         500,000
   7                                            1,000,000                      25,255       4,606,118
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8     4% of Gross Revenues
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9
  10
  11           11,505                                                          20,833         500,000
  12
  13
  14            1,787                              64,338                       5,957         214,460
  15
  16
  17            2,436                                                           8,701         400,000
  18    of Operating Revenues
  19            6,792.50
  20            2,118                              76,255                       5,500         330,000
  21            2,541                              81,312                       5,250         252,000
  22            2,148                              77,311
  23            6,500
  24
  25
  26            3,324                              79,774
  27
  28
  29
  30        35,444.08
  31            4,186
  32            7,021
  33
  34     4% of Gross Revenues
  35
  36            4,606                             285,240                      11,018
  37     4% of Gross Revenues
  38     4% of Gross Revenues
  39            3,379
  40
  41            4,217                             151,800                       4,167         250,000
  42
  43            5,833                             140,000
  44            6,708
  45
  46           21,560                             250,000                       1,000
  47
  48
  49                                                1,457                       1,667
  50
 50.01
 50.02
 50.03
  51
 51.01
 51.02
  52
  53
  54
  55            2,223                                                          12,500       1,580,000
 55.01
 55.02
  56                                               36,000
  57
  58
  59            7,798
  60
  61
  62            2,472
  63
  64            5,832                                                                         400,000
  65
  66            1,828                             109,691
  67
  68
  69
  70            4,750
  71
  72            1,725
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08
  73
                7,834.00                                                          602
  74
  75
  76
  77            3,607
  78
  79            1,045.00
  80            1,348                                                           3,910
  81            3,166                             157,320                         638
 81.01
 81.02
  82
  83            1,349                                                           2,161
  84            1,251
  85            6,729
  86            1,322                              79,340
 86.01
 86.02
  87           13,732
  88            5,500
  89            1,915                                                           4,167         150,000
  90           13,799.93
  91
  92            1,121                                                           4,167
  93            4,563
  94
  95            1,311                                                           1,500          36,000
  96            2,997
  97           6,735
  98
  99            5,167
  100             278                                                           3,666          90,000
  101           3,666                             131,976                       1,833          65,988
  102           2,126                              75,000
  103          5,413
103.01
103.02
103.03
103.04
103.05
103.06
  104          10,254
  105
  106          11,009
  107          24,015
  108          958.33                              57,500
  109           8,836                               8,836
  110           6,846                               6,846
  111
  112           1,086                              39,037
  113             443                                                           2,833         102,000
  114           1,600
  115          10,796
  116             290                                                           2,767          60,000
  117          18,089
  118             539                                                           3,054          73,290
  119             687                               8,247                       2,083
  120
  121
  122
  123           1,399
  124          10,145
  125
  126
  127           1,132                              27,164
  128          4,992
  129
  130
  131           4,208
  132           1,878                              67,608                       7,340         264,240
132.01
132.02
  133                                                                           1,948         150,000
  134          10,554
  135             380                                                           1,250         105,000
  136
  137           2,017
  138           1,581                              37,932
  139             837
  140             629                                                           2,083          50,000
  141             755                              18,117                       2,220          53,284
  142           4,468
  143           2,917                             105,000
  144          16,307
  145           2,181
  146
  147           5,500
147.01
147.02
  148
  149
  150
  151           1,788                                                           5,834
  152
  153           3,833
  154
  155             851                                                           4,167         100,000
  156             744                              25,000                                     100,000
  157           2,520
  158             792                                                           1,375
  159           2,005                              75,000                       2,362          85,035
  160           1,102                              26,453                       2,756          66,133
  161             753                                                           3,879
  162
  163
  164           1,237                              44,516
  165
  166
  167             538                              19,350                       5,417         165,000
  168           1,600                              38,400
  169           5,938
  170           3,458
  171             970                              34,893
  172             251
  173           2,025
  174             456                                                           3,726          89,432
174.01
174.02
  175             175                                                           1,935
  176             444                                                           1,479
  177
  178           4,262
  179             678
  180             750                                                           3,119         175,000
  181             979                                                           4,167         125,000
  182             850
  183             574                                                           1,914
  184           3,000                             108,000
  185
  186             257
  187          11,733
  188          15,063
  189           1,077
  190           1,271
  191             919                                                                         200,000
  192             850
  193    4% of Gross Revenues
  194             359                                                           2,690
  195             227                               2,724
  196             924
  197             724                              50,000                       1,500         200,000
  198           9,510
  199             327                              11,722                       1,088          39,168
  200             241                               8,676
  201           1,004                             120,000                       3,000         108,000
  202             583                              21,064                                      85,000
  203             332
  204
  205
  206
  207           2,792
  208             531                                                           1,740
  209
  210
  211             419
  212           1,188                              28,500
  213
  214                                               4,485
  215             330                                                           1,500
  216
  217           4,667
  218
  219             236                                                           2,000         100,000
  220             102                                                             746          34,500
  221          2,500
  222             234
  223           1,198                              43,128
  224             246                                                             833          20,000
  225             700                                                           2,083
  226                                               7,500                                      12,000
  227             663                                                           4,174
227.01
227.02
227.03
227.04
227.05
  228          1,042
  229             397                                                           1,456          80,000
  230             823
                  375                                                           1,947
  231             274                                                           1,311
  232             101                                                             636
  233             358                              12,870
  234
  235             235                                                           1,174
  236             959
  237             263                                                             875          31,500
  238           3,104                              74,500
  239             107                                                             641
  240             338                                                           1,351          80,000
  241
  242             682
  243
  244           3,226                              77,424
  245
  246             437                                                             833
  247             400
  248
  249             195
  250             875
  251             920                              22,078
  252             265                              15,870                       1,250          45,000
  253
  254
  255
  256
  257              59                               3,567                         992          59,540
  258              72                               2,574                         496
  259             511                              24,544
  260             431                                                           1,436          90,000
  261          3,249
  262             944
  263             128                                                             818          38,000
  264
  265             455                                                           1,667          60,000
  266          1,458
  267              62                                                             373          25,000
  268             625
  269
  270             361                                                             846
  271              63                               1,500                         625          20,000
  272           1,000                              36,000                       1,000          36,000
  273             640                                                             833          30,000
  274             390
  275             198                               7,128
  276             125                                                             667          32,000
  277              79                                                             524
  278             101                                                             250
  279             151                                                             600
  280             417
  281
  282             243
  283             625
  284             330

          MONTHLY      MONTHLY        MONTHLY              MONTHLY
           RE TAX        INS.          OTHER                OTHER                    LOAN           CROSSED   RELATED
LOAN #  RESERVE ($)  RESERVE ($)  RESERVE ($)(15)  RESERVE DESCRIPTION(15)         PURPOSE            LOAN   BORROWER
---------------------------------------------------------------------------------------------------------------------

   1      316,413      123,607                                                    Refinance
   2                                                                             Acquisition
 2.01
 2.02
   3      679,555       15,114         63,000            AMA Reserve             Acquisition
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
   4                                                                              Refinance                   Yes (2)
   5                                                                              Refinance                   Yes (2)
   6       87,653       14,197                                                    Refinance
   7       97,922       29,167                                                    Refinance
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8       80,258       13,893                                                    Refinance
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9                                                                             Acquisition                  Yes (1)
  10                                                                             Acquisition                  Yes (1)
  11      125,978                                                                 Refinance                   Yes (6)
  12                                                                              Refinance
  13                                                                              Refinance                   Yes (2)
  14       42,386        3,632                                                    Refinance
  15                                                                             Acquisition                  Yes (1)
  16                                                                             Acquisition                  Yes (1)
  17       57,064        7,066                                                   Acquisition
  18       64,999        3,010          8,417            Ground Rent             Refinance
  19       81,313        8,006                                                    Refinance
  20       66,588        7,238                                                    Refinance
  21       25,766        3,522                                                   Acquisition
  22       63,058                                                                Acquisition
  23       43,059       34,370                                                    Refinance
  24                                                                             Acquisition                  Yes (1)
  25       32,837        3,711                                                    Refinance
  26       50,825        2,908                                                   Acquisition                  Yes (9)
  27                                                                             Acquisition                  Yes (1)
  28                                                                             Acquisition                  Yes (1)
  29                                                                             Acquisition                  Yes (1)
  30       12,116                                                                 Refinance
  31       61,419        3,207                                                   Acquisition
  32       19,750        6,409                                                   Acquisition
  33                                                                             Acquisition                  Yes (1)
  34       24,466        4,774                                                    Refinance                   Yes (4)
  35                                                                             Acquisition                  Yes (1)
  36       19,004       10,847                                                    Refinance
  37       18,917        4,151                                                    Refinance                   Yes (4)
  38       22,156        6,127                                                    Refinance                   Yes (4)
  39       16,385        6,243                                                   Acquisition
  40                                                                             Acquisition                  Yes (1)
  41       16,554        3,245                                                   Acquisition
  42                                                                             Acquisition                  Yes (1)
  43       18,738        4,799                                              Construction Take-Out
  44       54,038        6,944                                                   Acquisition                 Yes (10)
  45                                                                             Acquisition                  Yes (1)
  46       18,534       10,605                                                    Refinance
  47                                                                             Acquisition                  Yes (3)
  48                                                                             Acquisition                  Yes (1)
  49       15,833        1,942                                                    Refinance                   Yes (7)
  50       17,523                                                                 Refinance
 50.01
 50.02
 50.03
  51                                                                             Acquisition                  Yes (3)
 51.01
 51.02
  52       10,333                                                                 Refinance
  53       20,497        2,083                                                    Refinance                  Yes (13)
  54                                                                             Acquisition                  Yes (3)
  55       35,000        3,005                                                   Acquisition
 55.01
 55.02
  56       28,295        4,029                                                   Acquisition
  57       10,117        1,379                                                    Refinance
  58                                                                             Acquisition                  Yes (1)
  59       25,000        4,167                                                    Refinance
  60                                                                              Refinance
  61       6,744         1,427                                                    Refinance
  62       21,824                                                                Acquisition                  Yes (1)
  63                                                                             Acquisition                  Yes (1)
  64       71,761                                                                 Refinance                   Yes (6)
  65                                                                             Acquisition                  Yes (1)
  66       8,887                                                                 Acquisition                 Yes (14)
  67                                                                        Refinance Construction
  68                                                                             Acquisition                  Yes (1)
  69                                                                             Acquisition                  Yes (1)
  70       41,943        4,993                                                   Acquisition                 Yes (10)
  71                                                                             Acquisition                  Yes (1)
  72       20,282        5,240                                                    Refinance
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08
  73                                                                             Acquisition                  Yes (3)
           23,777        5,710                                                    Refinance
  74
  75
  76
  77       41,247        3,238                                                   Acquisition
  78                     3,036                                                    Refinance
  79       8,984         1,979                                                   Acquisition
  80       12,680        5,538                                                    Refinance
  81       20,003        6,268                                                    Refinance
 81.01
 81.02
  82       14,255        2,557                                                   Acquisition                  Yes (8)
  83       24,442        4,771                                                   Acquisition
  84       14,590                                                                 Refinance                   Yes (5)
  85       30,242        9,421                                                   Acquisition                 Yes (11)
  86                                                                             Acquisition
 86.01
 86.02
  87       9,750         6,148                                                    Refinance                  Yes (12)
  88       47,767        3,856                                                   Acquisition                 Yes (11)
  89       11,019        1,114                                                    Refinance
  90       13,488                                                                 Refinance                   Yes (5)
  91                                                                              Refinance
  92       14,772        3,029                                                    Refinance
  93       7,452         3,131                                                    Refinance
  94                                                                             Acquisition                  Yes (1)
  95       10,103        2,124                                                    Refinance
  96       37,500        6,656                                                   Acquisition
  97       12,300                                                                 Refinance
  98                                                                             Acquisition                  Yes (1)
  99       26,184        7,272                                                    Refinance
  100      14,197          431                                                     Refinance
  101      14,264        1,135                                                   Acquisition                  Yes (8)
  102      20,415                                                                 Refinance
  103      18,053        6,836                                                    Refinance
103.01
103.02
103.03
103.04
103.05
103.06
  104      16,858                                                                 Refinance                   Yes (5)
  105      15,695          982                                                    Acquisition
  106      12,356        3,552                                                    Refinance                  Yes (12)
  107      10,540                                                                 Refinance
  108                                                                             Refinance
                                                                                  Refinance
  109                                                                             Refinance           Yes    Yes (20)
  110                                                                             Refinance           Yes    Yes (20)
  111                                                                            Acquisition                  Yes (1)
  112      4,898         1,071                                                   Acquisition
  113      6,784         2,969                                                   Acquisition
  114      7,505         1,076                                                    Refinance           Yes    Yes (16)
  115      15,644        5,175                                                   Acquisition
  116      15,413          652                                                     Refinance
  117      11,625        4,206                                                    Refinance                  Yes (15)
  118       6,473          846                                                    Acquisition
  119       7,027                                                                 Refinance                   Yes (7)
  120                                                                            Acquisition
  121                                                                            Acquisition                  Yes (3)
  122                                                                             Refinance
  123       7,199        1,577                                                    Refinance
  124       8,973                                                                 Refinance                   Yes (5)
  125                                                                             Refinance
  126      14,424                                                                 Refinance                   Yes (5)
  127      13,636                                                                 Refinance
  128      21,179        8,699                                                    Refinance
  129                                                                             Refinance
  130      10,166          791                                                    Acquisition                 Yes (21)
  131      25,531        3,509                                                   Acquisition
  132      10,406        5,017                                                    Refinance
132.01
132.02
  133      9,322           776                                                     Refinance
  134      11,671                                                                 Refinance                   Yes (5)
  135      16,781                                                                 Refinance
  136                                                                            Acquisition                  Yes (1)
  137      10,721                                                                Acquisition
  138      13,279          863                                                    Acquisition                  Yes (9)
  139      11,501          701                                                     Refinance
  140                                                                             Refinance                   Yes (7)
  141       6,419        3,293                                                    Refinance                  Yes (17)
  142       8,247        3,562                                                    Refinance
  143       5,917        2,360                                                    Refinance
  144      12,820        4,914                                                    Refinance                  Yes (15)
  145       6,556        1,239                                                    Refinance
  146                                                                             Refinance
  147      14,397        3,503                                                     Various
147.01                                                                            Refinance
147.02                                                                           Acquisition
  148       6,006          653                                                     Refinance                 Yes (18)
  149                                                                            Acquisition
  150       3,607                                                                 Refinance
  151      10,410          482                                                    Acquisition                 Yes (8)
  152       8,610        2,445                                                    Refinance
  153       3,652        2,934                                                    Refinance
  154       8,547                                                                 Refinance                  Yes (22)
  155       7,874        2,851                                                   Acquisition
  156       6,428                                                                 Refinance
  157       6,635        3,167                                                    Refinance
  158       9,972        2,355                                                   Acquisition
  159       2,332         936                                                    Acquisition
  160       7,062        4,023                                                    Refinance                  Yes (17)
  161       7,583          612                                                     Refinance
  162                                                                             Refinance                  Yes (19)
  163                                                                             Refinance                  Yes (19)
  164         460        5,265                                                    Refinance
  165                                                                            Acquisition                  Yes (1)
  166                                                                            Acquisition
  167                                                                            Acquisition
  168       2,583        2,046                                                    Refinance                  Yes (26)
  169       7,908        9,967                                                    Refinance
  170       4,150        2,375                                                   Acquisition
  171       7,528                                                                 Refinance                  Yes (23)
  172      14,226        1,239                                                    Refinance
  173       3,516          882                                                     Refinance
  174       2,831        1,037                                                   Acquisition
174.01
174.02
  175       4,631          442                                                     Refinance
  176       7,434        2,269                                                   Acquisition
  177       8,280        3,131                                                    Refinance                  Yes (18)
  178      12,592        3,235                                                    Refinance                  Yes (24)
  179       4,597          680                                                     Refinance
  180      10,110        2,100                                                   Acquisition
  181       6,020          827                                                    Acquisition
  182       5,287          777                                                     Refinance
  183       6,635        1,558                                                    Refinance
  184      15,846        2,075                                                    Refinance
  185       5,423        1,407                                                    Refinance
  186                                                                             Refinance                   Yes (7)
  187      12,830       15,556                                                    Refinance
  188      11,802        7,064                                                    Refinance
  189       8,277        2,953                                                    Refinance
  190       7,482        1,218                                                    Refinance           Yes    Yes (16)
  191       5,211                                                                  Refinance                 Yes (14)
  192         981        1,925                                                    Refinance
  193       2,127        1,960                                                    Refinance
  194       2,719        1,545                                                    Refinance
  195       2,098          683                                                     Refinance
  196       3,592        1,050                                                    Refinance
  197       6,825          587                                                     Refinance
  198       5,105        8,379                                                   Acquisition
  199       4,482          720                                                    Acquisition                 Yes (8)
  200       3,336                                                                 Refinance                  Yes (23)
  201       4,584        1,962                                                   Acquisition
  202       7,854        1,009                                                   Acquisition
  203       1,383          262                                                    Acquisition                Yes (25)
  204       4,917          578                                                     Refinance                 Yes (13)
  205                                                                             Refinance
  206       4,182        1,332                                                    Refinance
  207       7,936        1,980                                                   Acquisition
  208       5,107          788                                                     Refinance
  209       7,560          374                                                     Refinance
  210       4,793                                                                 Refinance                  Yes (22)
  211       1,241        1,013                                                    Refinance                  Yes (25)
  212       5,601          814                                                     Refinance
  213                                                                             Refinance
  214       5,114        1,500                                                    Refinance
  215       3,249        1,074                                                    Refinance
  216       5,547        1,079                                                    Refinance                   Yes (8)
  217       7,831        3,215                                                    Refinance
  218                                                                              Refinance                  Yes (7)
  219       4,555          522                                                    Acquisition
  220       6,494          465                                                     Refinance
  221       4,838          997                                                    Acquisition                Yes (30)
  222       4,223          819                                                     Refinance
  223       2,777          830                                                     Refinance
  224       7,392                                                                  Refinance                 Yes (24)
  225         667          467                                               Construction Take-Out
  226       2,697          875                                                     Refinance
  227       3,748          814                                                     Refinance
227.01
227.02
227.03
227.04
227.05
  228       3,302        1,262                                                    Refinance
  229       4,362        1,438                                                    Refinance
  230       3,619        2,639                                                   Acquisition
            3,566          495                                                     Refinance
  231       2,687          413                                                     Refinance          Yes    Yes (31)
  232         879           82                                                      Refinance         Yes    Yes (31)
  233                                                                             Refinance
  234                                                                             Refinance
  235       5,169          349                                                    Acquisition                Yes (27)
  236       4,996        1,085                                                    Refinance
  237       2,234          823                                                    Acquisition
  238       2,399        2,019                                                   Acquisition                 Yes (28)
  239       2,275          513                                                    Acquisition                Yes (29)
  240       2,529          844                                                     Refinance
  241       3,446                                                                 Refinance
  242       4,460          801                                                     Refinance
  243                                                                             Refinance
  244       2,399        2,080                                                   Acquisition                 Yes (28)
  245         912          428                                                    Acquisition                Yes (21)
  246                                                                             Refinance                   Yes (7)
  247       3,313          576                                                     Refinance
  248                                                                             Refinance
  249       3,889          772                                                    Acquisition
  250       5,062        1,941                                                    Refinance
  251       4,462          835                                                     Refinance
  252       5,329          752                                                     Refinance
  253         826          763                                                     Refinance
  254       3,000          286                                                     Refinance
  255                                                                            Acquisition
  256         756        1,246                                                    Refinance
  257                                                                            Acquisition                 Yes (29)
  258       3,787          272                                                    Acquisition                Yes (27)
  259       2,076                                                                 Refinance
  260       6,221          506                                                     Refinance
  261       5,621        8,526                                                    Refinance
  262         901        1,096                                                    Refinance
  263       2,043          330                                                     Refinance
  264       3,701          442                                                   Acquisition
  265       4,572          283                                                    Refinance
  266       4,858        1,167                                              Construction Take-Out
  267       1,157          458                                                    Refinance
  268       5,541          575                                                   Acquisition
  269       2,271          224                                                   Acquisition
  270       1,571          357                                                    Refinance
  271         359          226                                               Construction Take-Out
  272       1,265          185                                                     Refinance
  273         861          506                                                    Acquisition
  274                                                                            Acquisition
  275       3,000          500                                                    Refinance
  276       3,615          275                                                   Acquisition
  277       2,306          163                                                   Acquisition                 Yes (27)
  278       2,107          401                                                   Acquisition
  279         782          474                                                     Refinance                 Yes (26)
  280         556          204                                                     Refinance                 Yes (30)
  281                                                                             Refinance
  282       1,316          630                                                   Acquisition
  283       1,156          482                                                   Acquisition
  284       1,204          498                                                   Acquisition

                                            YEAR       TOTAL SF/UNITS/     UNIT OF                     OCCUPANCY
LOAN #    TITLE TYPE      YEAR BUILT     RENOVATED  ROOMS/PADS(19),(20)    MEASURE   OCCUPANCY %(21)     DATE
------  -------------  ----------------  ---------  -------------------  ----------  ---------------  ----------

   1    Fee                  1943           1996                  4,238     Units          96.58       6/28/2006
   2    Fee/Leasehold        1965          Various            1,367,594      SF            87.57        9/1/2006
 2.01   Fee                  1965           1984                683,151      SF            94.51        9/1/2006
 2.02   Leasehold            1965           1999                684,443      SF            80.64        9/1/2006
   3    Fee                Various         Various            2,083,585      SF            83.65         Various
 3.01   Fee                  2000                               205,402      SF            87.54       7/25/2006
 3.02   Fee                  1980           1981                357,626      SF            79.43        8/8/2006
 3.03   Fee                  1985                               296,624      SF            82.26        8/8/2006
 3.04   Fee                  1974                               254,338      SF            76.59        8/8/2006
 3.05   Fee                  1986                               254,448      SF            71.45       7/25/2006
 3.06   Fee                  1986                                86,107      SF           100.00       7/25/2006
 3.07   Fee                  1984                               629,040      SF            90.99       7/11/2006
   4    Fee                  1996           2006                416,081      SF            79.50       10/3/2006
   5    Fee                  2006                               425,965      SF            79.22      10/25/2006
   6    Fee                  1993           2004                665,487      SF            89.13       10/3/2006
   7    Fee                Various         Various              303,059      SF            74.50       10/1/2006
 7.01   Fee                  2005                                28,851      SF            98.06       10/1/2006
 7.02   Fee                  2001                                33,634      SF            64.05       10/1/2006
 7.03   Fee                  1990                                58,544      SF            27.43       10/1/2006
 7.04   Fee                  1800           1999                 21,731      SF           100.00       10/1/2006
 7.05   Fee                  2001                                25,485      SF            74.13       10/1/2006
 7.06   Fee                  1930           1999                 22,702      SF           100.00       10/1/2006
 7.07   Fee                  1888           2004                 11,032      SF           100.00       10/1/2006
 7.08   Fee                  1850           2000                 12,095      SF           100.00       10/1/2006
 7.09   Fee                  2001                                15,668      SF            72.15       10/1/2006
 7.10   Fee                  2001                                13,371      SF           100.00       10/1/2006
 7.11   Fee                  1850           1998                  9,757      SF           100.00       10/1/2006
 7.12   Fee                  1887           1999                 11,787      SF            93.68       10/1/2006
 7.13   Fee                  1850           2005                  6,500      SF           100.00       10/1/2006
 7.14   Fee                  2001                                 9,730      SF            78.45       10/1/2006
 7.15   Fee                  1796           1997                  6,600      SF           100.00       10/1/2006
 7.16   Fee                  1962                                 9,165      SF            65.14       10/1/2006
 7.17   Fee                  1800           1996                  1,250      SF           100.00       10/1/2006
 7.18   Fee                  1850           2006                  5,157      SF            0.00        10/1/2006
   8    Fee                Various         Various                1,103     Rooms          52.74       7/31/2006
 8.01   Fee                  2005                                    96     Rooms          50.10       7/31/2006
 8.02   Fee                  1999                                    76     Rooms          73.90       7/31/2006
 8.03   Fee                  2003                                    76     Rooms          70.10       7/31/2006
 8.04   Fee                  1994           2005                     93     Rooms          48.00       7/31/2006
 8.05   Fee                  1998           2005                     80     Rooms          58.10       7/31/2006
 8.06   Fee                  1998                                    76     Rooms          59.50       7/31/2006
 8.07   Fee                  1999                                    60     Rooms          58.30       7/31/2006
 8.08   Fee                  1987           1999                     98     Rooms          33.80       7/31/2006
 8.09   Fee                  1997                                    65     Rooms          57.80       7/31/2006
 8.10   Fee                  1999                                    65     Rooms          52.10       7/31/2006
 8.11   Fee                  2004                                    73     Rooms          50.40       7/31/2006
 8.12   Fee                  1998                                    66     Rooms          45.20       7/31/2006
 8.13   Fee                  1995                                    62     Rooms          32.10       7/31/2006
 8.14   Fee                  2000                                    66     Rooms          53.80       7/31/2006
 8.15   Fee                  1994                                    51     Rooms          51.50       7/31/2006
   9    Fee                  1995                               345,708      SF            98.55       10/3/2006
  10    Fee                  1989                               333,679      SF            91.57       10/3/2006
  11    Fee                  1968           1980                555,945      SF            91.20       10/1/2006
  12    Fee                  1977           1993                834,165      SF            91.01       8/10/2006
  13    Fee                  1972           2005                822,776      SF            89.23       8/10/2006
  14    Fee                  1977           2001                163,005      SF            94.88       10/1/2006
  15    Fee                  1985                               208,660      SF            99.42       10/3/2006
  16    Fee                  2003                               114,733      SF           100.00       10/3/2006
  17    Fee                  1973           2004                417,631      SF            94.52       9/30/2006
  18    Leasehold            1996                                   250     Rooms          74.30       8/31/2006
  19    Fee                  2000           2002                    390     Units          92.82       10/3/2006
  20    Fee                  2006                               169,460      SF            97.05      10/20/2006
  21    Fee                  1990                               184,196      SF            98.81      11/15/2005
  22    Fee                  1997           2001                171,802      SF            99.58        8/1/2006
  23    Fee                  2001                                   312     Units          98.40       8/30/2006
  24    Fee                  1961           1978                195,936      SF            99.97       10/3/2006
  25    Fee                  1990                               481,010      SF            96.30       7/31/2006
  26    Fee                  2001                               199,435      SF            98.45        7/1/2006
  27    Fee                  1988           2005                217,535      SF            94.78       10/3/2006
  28    Fee                  1960           2004                199,937      SF            98.00       10/3/2006
  29    Fee                  1992           1999                168,264      SF            98.58       10/3/2006
  30    Fee                  1980           2005                    230     Rooms          70.84       9/30/2006
  31    Fee                  2001                               251,168      SF            89.81       9/21/2006
  32    Fee                  1990           2006                    409     Units          97.31       7/24/2006
  33    Fee                  1957           1980                163,975      SF            98.51       10/3/2006
  34    Fee/Leasehold        1970           2005                    105     Rooms          77.60       6/30/2006
  35    Fee                  1982                               185,247      SF            97.23       10/3/2006
  36    Fee                  1980           2005                257,168      SF            90.11      10/16/2006
  37    Fee                  2001           2006                    121     Rooms          77.70       6/30/2006
  38    Fee                  1927           2006                    146     Rooms          84.80       6/30/2006
  39    Fee                  1982           2005                270,332      SF            93.64      11/15/2006
  40    Fee/Leasehold        1992                               126,103      SF            99.28       10/3/2006
  41    Fee               1999-2002                             273,394      SF            88.30        9/5/2006
  42    Fee                  1997                               154,020      SF           100.00       10/3/2006
  43    Fee                  2006                                   280     Units          86.80       7/12/2006
  44    Fee                  1996                                   322     Units          95.00       7/26/2006
  45    Fee                  1964           1996                149,107      SF            96.98       10/3/2006
  46    Fee                  2005                                   162     Rooms          72.46       9/30/2006
  47    Fee                  1999                                74,060      SF           100.00       8/10/2006
  48    Fee                  1993                               104,363      SF           100.00       10/3/2006
  49    Fee                  1999                               116,536      SF           100.00        8/1/2006
  50    Fee                Various                              160,345      SF            90.52       9/11/2006
 50.01  Fee                  1982                                94,571      SF            85.75       9/11/2006
 50.02  Fee                  1963                                33,137      SF            98.55       9/11/2006
 50.03  Fee                  1977                                32,637      SF            96.17       9/11/2006
  51    Fee                Various                               63,996      SF           100.00       8/10/2006
 51.01  Fee                  1999                                43,901      SF           100.00       8/10/2006
 51.02  Fee                  2003                                20,095      SF           100.00       8/10/2006
  52    Fee                  2001                               108,517      SF            97.80      10/19/2006
  53    Fee                  2001           2006                197,054      SF            85.16       11/3/2006
  54    Fee                  1998           2005                 81,673      SF           100.00       8/10/2006
  55    Fee                Various                              177,818      SF            96.52       1/31/2006
 55.01  Fee                  2000                               105,198      SF            94.12       1/31/2006
 55.02  Fee                  2001                                72,620      SF           100.00       1/31/2006
  56    Fee                  1974           2005                    180     Units          99.44        8/6/2006
  57    Fee                  1972           2002                265,000      SF           100.00       8/17/2006
  58    Fee                  1968           1989                131,242      SF           100.00       10/3/2006
  59    Fee                  2002                                    65     Rooms          86.40       9/30/2006
  60    Fee                  1926           1994                140,923      SF            99.28      11/12/2006
  61    Fee                  2005                                75,748      SF            87.30       3/31/2006
  62    Fee                  1989                               197,731      SF            93.48       10/6/2006
  63    Fee                  1995           1998                 96,671      SF            94.26       10/3/2006
  64    Fee                  1963           1970                279,487      SF            77.74       11/1/2006
  65    Fee/Leasehold        1986                               231,376      SF           100.00       10/3/2006
  66    Fee                  1988                               132,048      SF           100.00      10/12/2006
  67    Fee                  2005                                66,947      SF            83.81      11/13/2006
  68    Fee                  1987                                95,255      SF            97.16       10/3/2006
  69    Fee                  1991           2002                113,488      SF           100.00       10/3/2006
  70    Fee                  2000                                   228     Units          94.30      10/13/2006
  71    Fee                  1987           1993                160,811      SF            97.20       10/3/2006
  72    Fee                Various         Various           63 / 4,074  Units / SF       100.00        8/8/2006
 72.01  Fee                  1965           2003                     22     Units         100.00        8/8/2006
 72.02  Fee                  1950           1998                      9     Units         100.00        8/8/2006
 72.03  Fee                  1999                                     8     Units         100.00        8/8/2006
 72.04  Fee                  1962                                     7     Units         100.00        8/8/2006
 72.05  Fee                  1998                                     4     Units         100.00        8/8/2006
 72.06  Fee                  1957           2003                      9     Units         100.00        8/8/2006
 72.07  Fee                  2004                                     4     Units         100.00        8/8/2006
 72.08  Fee                  1994           2003                  4,074      SF           100.00        8/8/2006
  73    Fee                  1998                                58,273      SF           100.00       8/10/2006
        Fee                Various                         321 / 17,600  Units / SF       Various        Various
  74    Fee                  1929                                   245     Units          93.88      10/17/2006
  75    Fee                  1910                                    76     Units          96.05       8/30/2006
  76    Fee                  1900                                17,600      SF           100.00       8/29/2006
  77    Fee                  1982                               216,403      SF            80.12        9/1/2006
  78    Fee                  2006                                55,503      SF            83.03        8/3/2006
  79    Fee                  1987           2004                 83,638      SF            96.41       8/23/2006
  80    Fee                  1991           2004                161,775      SF            86.57       9/12/2006
  81    Fee                  2000          Various          152 / 8,850  Units / SF       Various        Various
 81.01  Fee                  2000           2005                    152     Units          83.55       8/15/2006
 81.02  Fee                  2000                                 8,850      SF           100.00       7/10/2006
  82    Fee                  1979           1989                189,000      SF           100.00       9/25/2006
  83    Fee                  1986                               107,920      SF           100.00       9/15/2006
  84    Fee                  2005                               100,046      SF            94.60       10/5/2006
  85    Fee                  2005                                   323     Units          92.90       9/27/2006
  86    Fee                Various         Various              105,786      SF           100.00        5/1/2006
 86.01  Fee                  2000           2003                 80,088      SF           100.00        5/1/2006
 86.02  Fee                  2004                                25,698      SF           100.00        5/1/2006
  87    Fee/Leasehold        2001                                   152     Rooms          78.66       8/31/2006
  88    Fee                  2001                                   264     Units          96.20        8/7/2006
  89    Fee                  1988                                64,016      SF           100.00        6/1/2006
  90    Fee                  2003                                   125     Rooms          77.51       3/31/2006
  91    Fee                  1980           1999                177,749      SF           100.00       9/26/2006
  92    Fee                  1993                                89,692      SF            96.66       8/31/2006
  93    Fee                  1970           2002                    219     Units          96.80       9/18/2006
  94    Fee                  1995                                69,212      SF            73.37       10/3/2006
  95    Fee                  1974                               158,523      SF            95.69        9/1/2006
  96    Fee                  2004                                   248     Units          89.92      10/11/2006
  97    Fee                  2006                                   124     Rooms          68.98       9/29/2006
  98    Fee                  1988                               107,769      SF           100.00       10/3/2006
  99    Fee                  1990                                   248     Units          90.32       10/2/2006
  100   Leasehold            1984                                33,325      SF            89.09       11/1/2006
  101   Fee                  1968                                44,031      SF            93.03        8/2/2006
  102   Fee                  1973           2002                170,061      SF           100.00       8/29/2006
  103   Fee                Various                                  176     Units          95.45        8/8/2006
103.01  Fee                  2002                                   104     Units          96.15        8/8/2006
103.02  Fee                  2000                                    24     Units          95.83        8/8/2006
103.03  Fee                  1998                                    16     Units         100.00        8/8/2006
103.04  Fee                  2005                                    16     Units          93.75        8/8/2006
103.05  Fee                  2005                                     8     Units          87.50        8/8/2006
103.06  Fee                  1998                                     8     Units          87.50        8/8/2006
  104   Fee                  2003                                   121     Rooms          76.68       3/31/2006
  105   Fee                  1986           1993                 47,665      SF           100.00        8/4/2006
  106   Fee                  2005                                   103     Rooms          81.25       8/31/2006
  107   Fee                  1966           2006                    141     Rooms          78.72       9/30/2006
  108   Fee                  1989                               115,000      SF           100.00       7/31/2006
                           Various          2006                104,546      SF           100.00        6/2/2006
  109   Fee                  1979           2006                 58,904      SF           100.00        6/2/2006
  110   Fee                  1992           2006                 45,642      SF           100.00        6/2/2006
  111   Fee                  1976                               105,085      SF            96.19       10/3/2006
  112   Fee                  2000                                86,883      SF           100.00       9/25/2006
  113   Fee                  2002                                35,457      SF           100.00       8/11/2006
  114   Fee                  1988           2000                    384     Pads           87.50       6/30/2006
  115   Fee                  2004                                    85     Rooms          84.40       7/31/2006
  116   Fee                  1920           2005                 39,963      SF           100.00        8/1/2006
  117   Fee                  1986           2006                    164     Rooms          78.68       5/31/2006
  118   Fee                  2006                                43,112      SF            92.68      10/24/2006
  119   Fee                  2005                                67,389      SF           100.00       8/16/2006
  120   Fee                  1982           2006                 50,695      SF            90.91       8/11/2006
  121   Fee                  1999                                41,816      SF           100.00       8/10/2006
  122   Fee                  2006                                40,702      SF           100.00       6/13/2006
  123   Fee                  2004                               111,928      SF            96.07       8/10/2006
  124   Fee/Leasehold        2000                                   116     Rooms          76.87       3/31/2006
  125   Fee                  1990                                83,273      SF           100.00      10/10/2006
  126   Fee                  2005                                76,253      SF            96.07       8/24/2006
  127   Fee                  1978                                   926     Units          76.50       9/12/2006
  128   Fee                  1983           2002                    389     Units          90.23        7/1/2006
  129   Fee                  2006                                22,514      SF           100.00      10/24/2006
  130   Fee                  1979                                   212     Pads           99.06        9/9/2006
  131   Fee                  1989                                   202     Units          94.55       7/19/2006
  132   Fee                Various                              149,989      SF            86.73        9/1/2006
132.01  Fee                  1985                                73,619      SF            78.13        9/1/2006
132.02  Fee                  1979                                76,370      SF            95.02        9/1/2006
  133   Fee                  1999                                70,609      SF           100.00       7/20/2006
  134   Fee/Leasehold        2002                                   110     Rooms          73.01       3/31/2006
  135   Fee                  2003                                24,900      SF            94.03       8/28/2006
  136   Fee                  1990                                98,625      SF            92.29       10/3/2006
  137   Fee                  1917           1994                    121     Units          98.35       7/20/2006
  138   Fee                  1997                                94,831      SF           100.00        9/1/2006
  139   Fee                  2001                                50,210      SF            90.95      11/13/2006
  140   Fee                  2005                                50,280      SF           100.00       9/26/2006
  141   Fee                  1972           2002                 53,284      SF           100.00        9/6/2006
  142   Fee                  2005                                   119     Rooms          67.86       9/30/2006
  143   Fee               2005-2006                                 140     Units          66.43       7/12/2006
  144   Fee                  1984           2004                    176     Rooms          78.70       5/31/2006
  145   Fee                  1989                                    88     Units          97.73        9/5/2006
  146   Fee                  1954           1970                243,388      SF           100.00       2/24/1998
  147   Fee                Various         Various                  264     Units          93.60         Various
147.01  Fee                  1979           1985                    149     Units          96.60       9/30/2006
147.02  Fee                  1971           1982                    115     Units          89.60       9/20/2006
  148   Fee              1913 / 1930        2000                 15,005      SF           100.00       7/18/2006
  149   Fee                  1979                                73,708      SF           100.00       9/27/2006
  150   Fee                  2006                                67,412      SF            87.38       8/23/2006
  151   Fee                  1964                                64,805      SF           100.00      10/17/2006
  152   Fee                  1974           1986                160,391      SF            77.07       9/12/2006
  153   Fee                  1986                                   184     Units          91.85       8/31/2006
  154   Fee                  1982           2006                 92,008      SF           100.00        8/3/2006
  155   Fee                  1985                                68,102      SF           100.00       7/20/2006
  156   Fee                  1987           1992                 54,086      SF           100.00        6/1/2006
  157   Fee                  1973                                   108     Units          90.74       8/23/2006
  158   Fee                  1971                                63,335      SF            81.83        8/8/2006
  159   Fee                  1992                                54,841      SF           100.00       7/31/2006
  160   Fee/Leasehold        1984                                65,994      SF            98.77        9/6/2006
  161   Fee                  1991           1992                 47,543      SF            91.95        9/1/2006
  162   Fee                  1997                               142,000      SF           100.00        9/7/2006
  163   Fee                  1997                               142,000      SF           100.00        9/7/2006
  164   Fee                  1900           2001                 74,189      SF            70.21        7/1/2006
  165   Fee                  1999                                38,363      SF            98.33       10/3/2006
  166   Fee                  1985                                62,036      SF           100.00       6/30/2006
  167   Fee                  1965           2001                 43,000      SF           100.00       9/11/2006
  168   Fee                  2006                                    96     Units         100.00       10/5/2006
  169   Fee                  1973           2004                    285     Units          89.80       8/23/2006
  170   Fee                  1974                                   166     Units          95.78       6/28/2006
  171   Fee                  1998                                77,540      SF            97.16       6/30/2006
  172   Fee                  2006                                20,000      SF           100.00      10/27/2006
  173   Fee            1931; 1994; 1995                         159,347      SF             NAP              NAP
  174   Fee                Various                               36,852      SF            78.57        9/1/2006
174.01  Fee                  2006                                16,852      SF            53.15        9/1/2006
174.02  Fee                  2002                                20,000      SF           100.00        9/1/2006
  175   Fee                  2006                                13,986      SF            84.99       11/8/2006
  176   Fee                  1986                                35,498      SF           100.00       8/11/2006
  177   Fee                  1940           2002                 10,535      SF           100.00       7/18/2006
  178   Fee                  1983                                   188     Units          94.10       8/16/2006
  179   Fee                  2005                                81,721      SF            75.64       8/28/2006
  180   Fee                  1999           2001                 60,026      SF            89.36       7/25/2006
  181   Fee                  1990                                53,213      SF            98.11       7/31/2006
  182   Fee               1960-1970         1997                    205     Pads           94.12       5/31/2006
  183   Fee                  1981                                45,918      SF           100.00       4/26/2006
  184   Fee                  1977           2001                    144     Units          95.80       8/24/2006
  185   Fee                  1929           2003                     40     Units         100.00       10/1/2006
  186   Fee                  2004                                20,552      SF           100.00        8/1/2006
  187   Fee                  1973                                   352     Units          92.33       7/14/2006
  188   Fee                  1939           1999                     53     Rooms          76.12       5/31/2006
  189   Fee                  2004                                    47     Units         100.00       10/2/2006
  190   Fee                  1962                                   306     Pads           70.59       7/31/2006
  191   Fee                  1916           2005                 39,375      SF            70.43       8/16/2006
  192   Fee                  1866           2005                     50     Units          96.00      10/12/2006
  193   Fee                  2001                                    75     Rooms          74.89       7/31/2006
  194   Fee                  2005                                43,040      SF            75.37       6/30/2006
  195   Fee                  1988           2005                 18,190      SF           100.00       7/31/2006
  196   Fee                  2004                                71,663      SF            71.40       6/26/2006
  197   Leasehold            2005                                34,754      SF           100.00       7/19/2006
  198   Fee                  1979           2006                    147     Rooms          61.80       9/30/2006
  199   Fee                  1968                                25,226      SF            92.39        8/2/2006
  200   Leasehold            1976                                19,279      SF            96.08        7/5/2006
  201   Fee                  1950           1986                 80,309      SF           100.00       6/15/2006
  202   Fee                  2004                                46,609      SF            76.29       6/12/2006
  203   Fee                  2000                                26,550      SF           100.00       9/30/2006
  204   Leasehold            2005                                    72     Units          81.94       10/5/2006
  205   Fee                  2006                                14,820      SF           100.00        4/3/2006
  206   Fee                  1985                                28,254      SF           100.00       7/26/2006
  207   Fee                  1972           2002                    134     Units          97.01       9/21/2006
  208   Fee                  1975                                25,490      SF           100.00        8/2/2006
  209   Fee                  2006                                20,768      SF            82.13       5/31/2006
  210   Fee                  1991           2006                 42,630      SF           100.00       8/15/2006
  211   Fee                  1999                                33,480      SF           100.00       10/4/2006
  212   Fee                  2000           2005                 95,000      SF            67.47       4/30/2006
  213   Fee                  2004                                16,498      SF           100.00       7/21/2006
  214   Fee                  1999           2004                     72     Rooms          63.72       6/30/2006
  215   Fee                  2006                                26,400      SF            89.77      10/10/2006
  216   Leasehold            1986                                59,150      SF           100.00       6/13/2006
  217   Fee                  1970           1991                    160     Units          96.25       6/30/2006
  218   Leasehold            1991                                86,479      SF           100.00       10/3/2006
  219   Fee                  1991                                33,006      SF            79.74       8/16/2006
  220   Fee                  1976                                 7,506      SF           100.00       5/31/2006
  221   Fee                  1975                                   120     Units          96.67       9/19/2006
  222   Fee                  1984           2003                 63,632      SF            86.83       7/31/2006
  223   Fee                  2004                                95,825      SF            77.85       8/23/2006
  224   Fee               2002-2005                              25,812      SF            88.00       10/5/2006
  225   Fee                  2006                                42,000      SF           100.00       9/29/2006
  226   Fee                  2005                                24,543      SF            93.59       9/11/2006
  227   Fee                Various         Various               53,250      SF           100.00       9/29/2006
227.01  Fee                  2006                                18,150      SF           100.00       9/29/2006
227.02  Fee                  1999                                 8,000      SF           100.00       9/29/2006
227.03  Fee                  2003                                 7,000      SF           100.00       9/29/2006
227.04  Fee                  1960           1994                 16,000      SF           100.00       9/29/2006
227.05  Fee                  1998                                 4,100      SF           100.00       9/29/2006
  228   Fee                  2006                                    50     Units          93.66       10/5/2006
  229   Fee                  2006                                31,769      SF            82.28      11/12/2006
  230   Fee                  1983           2003                 65,675      SF            90.11       5/31/2006
        Fee                Various                               29,968      SF           100.00         Various
  231   Fee                  1995                                21,930      SF           100.00       8/24/2006
  232   Fee                  2000                                 8,038      SF           100.00        7/1/2006
  233   Fee                  1969           2003                 18,751      SF           100.00        7/1/2006
  234   Fee                  1968           2006                 30,000      SF           100.00       9/15/2006
  235   Fee                  1979                                18,784      SF           100.00        8/3/2006
  236   Fee                  1975           1987                 46,414      SF            84.06       11/1/2006
  237   Fee                  2006                                21,000      SF           100.00       7/31/2006
  238   Fee                  1981                                   148     Units          99.32       5/22/2006
  239   Fee                  2006                                12,800      SF           100.00       8/23/2006
  240   Fee                  1985           2006                 27,071      SF            92.98       9/13/2006
  241   Fee                  2005                                74,450      SF            85.96       7/19/2006
  242   Fee                  1981           1989                 30,046      SF            86.47       8/24/2006
  243   Fee                  2004                                45,035      SF            79.35       10/4/2006
  244   Fee                  1970                                   146     Units          98.63       5/22/2006
  245   Fee                  1963                                    61     Pads           98.36       5/12/2006
  246   Fee                  1957           1999                 34,958      SF           100.00      10/18/2006
  247   Fee                  2006                                    24     Units          66.67       8/15/2006
  248   Fee                  1989                                26,338      SF           100.00       8/18/2006
  249   Fee                  1981                                15,624      SF           100.00        9/6/2006
  250   Fee                  1928                                    42     Units          95.24       8/10/2006
  251   Fee              1982 / 1983                             73,595      SF            89.48       8/31/2006
  252   Fee                  2002                                21,163      SF           100.00        9/5/2006
  253   Fee                  1968                                56,700      SF           100.00        1/1/2006
  254   Fee                  1987                                 9,110      SF            90.94       10/3/2006
  255   Fee                  1999                                15,360      SF           100.00       8/21/2006
  256   Fee                  1972                                   138     Pads           91.30       6/30/2006
  257   Fee                  2006                                 7,133      SF           100.00       8/14/2006
  258   Fee                  2005                                 8,500      SF           100.00       7/19/2006
  259   Fee                  1985                                40,905      SF            93.40       8/29/2006
  260   Fee                  1984                                34,459      SF           100.00       8/22/2006
  261   Fee                  1961           2005                    139     Units          84.89       8/31/2006
  262   Fee                  1973           2002                     48     Units         100.00       8/29/2006
  263   Fee                  2006                                10,217      SF           100.00       8/24/2006
  264   Fee                  2006                                 7,450      SF           100.00       9/20/2006
  265   Fee                  1987                                28,005      SF            89.53       10/5/2006
  266   Fee                  2004                                    70     Units          95.70        6/6/2006
  267   Fee                  2006                                 7,456      SF            44.94        8/9/2006
  268   Fee                  1972           2005                     30     Units          93.33       6/30/2006
  269   Fee                  2006                                14,000      SF           100.00        6/1/2006
  270   Fee                  1988           2002                 13,119      SF           100.00       8/14/2006
  271   Fee                  2006                                 5,000      SF           100.00       8/21/2006
  272   Fee              2001 / 2004                             27,900      SF           100.00       5/15/2006
  273   Fee                  1978           2006                 17,757      SF            95.00        9/6/2006
  274   Fee                  1984           1993                 46,757      SF           100.00        9/5/2006
  275   Fee                  2006                                15,840      SF           100.00       9/21/2006
  276   Fee                  2004                                10,000      SF           100.00       5/31/2006
  277   Fee                  2005                                 6,289      SF           100.00       8/11/2006
  278   Fee                  2005                                 8,049      SF            84.28       9/21/2006
  279   Fee                  2005                                12,100      SF            78.55      10/31/2006
  280   Fee                  1964                                    20     Units         100.00       9/18/2006
  281   Fee                  1966           1999                  7,241      SF           100.00      10/13/2006
  282   Fee                  1978           1983                 58,340      SF            87.74        7/1/2006
  283   Fee                  1965           2004                     30     Units         100.00       6/22/2006
  284   Fee                  1977                                28,950      SF            81.00       8/29/2006

             APPRAISED       APPRAISAL            SINGLE
LOAN #  VALUE ($)(10),(22)    DATE(22)     PML %  TENANT                             TENANT NAME
-----------------------------------------------------------  ------------------------------------------------------------

   1         1,300,000,000    7/11/2006    15
   2           290,000,000     9/5/2006
 2.01          146,000,000     9/5/2006                      CDW
 2.02          144,000,000     9/5/2006                      Zurich American
   3           292,900,000      Various
 3.01           36,000,000    8/15/2006                      GE Capital
 3.02           37,400,000     8/7/2006                      Sears, Roebuck and Co.
 3.03           35,400,000     8/7/2006                      DAVACO
 3.04           26,700,000     8/7/2006                      National Energy Group
 3.05           29,300,000    8/21/2006                      Countrywide Financial Corporation
 3.06           12,100,000    8/15/2006                      MetLife Insurance Company
 3.07          116,000,000    8/20/2006                      Travelers Indemnity Company
   4           280,000,000    8/28/2006                      AMC Theatres
   5           177,400,000                                   JC Penney
   6           159,000,000    10/1/2006                      Linen's N Things
   7           196,266,000    8/30/2006
 7.01           18,734,000    8/30/2006                      Artifacto (Georgetown Design)
 7.02           24,755,000    8/30/2006                      Waterworks Collections
 7.03           24,263,000    8/30/2006                      East Banc 300
 7.04           15,132,000    8/30/2006                      Pottery Barn
 7.05           15,697,000    8/30/2006                      Linge Roset
 7.06           12,842,000    8/30/2006           Yes        Baker Furniture
 7.07            9,065,000    8/30/2006                      Puma
 7.08           10,976,000    8/30/2006           Yes        Ann Taylor Loft
 7.09           11,000,000    8/30/2006           Yes        Gore Dean Antiquest & Collection
 7.10            8,076,000    8/30/2006                      Relish-Elo, LLC
 7.11           10,535,000    8/30/2006                      Club Monaco
 7.12            8,250,000    8/30/2006                      Sephora
 7.13            8,240,000    8/30/2006           Yes        Levis Store, LLC
 7.14            5,063,000    8/30/2006                      M2L
 7.15            5,285,000    8/30/2006                      B.C.B.G.
 7.16            3,723,000    8/30/2006           Yes        CVS Pharmacy
 7.17            2,310,000    8/30/2006           Yes        MAC Cosmetics
 7.18            2,320,000    8/30/2006
   8            90,000,000      Various
 8.01           11,500,000    8/24/2006
 8.02            8,400,000    8/24/2006
 8.03            8,100,000    8/23/2006
 8.04            7,800,000    8/24/2006
 8.05            8,000,000    8/24/2006
 8.06            6,700,000    8/24/2006
 8.07            6,600,000    8/24/2006
 8.08            6,600,000    8/24/2006
 8.09            4,500,000    8/24/2006
 8.10            4,400,000    8/23/2006
 8.11            4,400,000    8/23/2006
 8.12            3,800,000    8/24/2006
 8.13            3,600,000    8/24/2006
 8.14            3,400,000    8/23/2006
 8.15            2,200,000    8/24/2006
   9            91,500,000    10/1/2006    11                Wal Mart
  10            78,000,000    10/1/2006                      Vons
  11            64,000,000     9/1/2006                      Group Health Plan, Inc.
  12           119,500,000    9/27/2006                      Sears
  13            58,500,000    7/21/2006                      Sears
  14            58,500,000    9/19/2006    18                Claim Jumper
  15            70,750,000    10/1/2006    15                Target
  16            69,000,000    10/1/2006    14                Century Theatres
  17            54,050,000    6/21/2006                      Dillard's
  18            57,400,000     7/6/2006
  19            51,800,000   10/31/2006
  20            56,300,000    10/1/2006                      Sportsman's Warehouse
  21            50,000,000    8/12/2005    16                Food 4 Less
  22            53,500,000    8/10/2006    15                24 Hour Fitness Center
  23            42,500,000     8/2/2006
  24            54,200,000    10/1/2006    17                Vons
  25            44,000,000    3/19/2006                      Sams Wholesale Club
  26            42,700,000    5/15/2006                      LSG Lufthansa
  27            44,300,000    10/1/2006     7                Raleys Store
  28            43,000,000    10/1/2006    10                Safeway
  29            37,200,000    10/1/2006    12                Albertsons
  30            41,200,000    10/3/2006    18
  31            35,000,000    7/18/2006                      Associates Financial Services Company, Inc. (Citi Financial)
  32            33,800,000    6/21/2006
  33            37,250,000    10/1/2006    19                T.J. Maxx
  34            37,300,000     8/9/2006
  35            42,100,000    10/1/2006    12                Ralph's
  36            33,000,000     8/1/2006                      Haverty's Furniture
  37            35,800,000     8/8/2006
  38            36,900,000    8/11/2006
  39            29,400,000    9/20/2006                      The Colonial Company
  40            38,000,000    10/1/2006    16                Safeway Inc.
  41            36,290,000    7/20/2006                      Five Star Partnership
  42            40,000,000    10/1/2006    15                Target
  43            29,500,000     7/1/2007
  44            29,000,000    9/19/2006
  45            35,750,000    10/1/2006    18                Vons
  46            31,850,000   10/15/2006    13
  47            30,600,000     9/1/2006    14     Yes        Carmax Auto Superstores, Inc.
  48            37,600,000    10/1/2006    14                Target
  49            26,250,000    9/25/2006                      Circuit City
  50            30,800,000    5/26/2006  Various
 50.01          19,200,000    5/26/2006    17                Markus Shepherd
 50.02           5,700,000    5/26/2006    18                Irwin Mainster
 50.03           5,900,000    5/26/2006    16                Bonnie Beegun, & Karen Malkoff-Hatton
  51            30,000,000     9/1/2006           Yes
 51.01          18,800,000     9/1/2006           Yes        Carmax Auto Superstores, Inc.
 51.02          11,200,000     9/1/2006           Yes        Carmax Auto Superstores, Inc.
  52            30,800,000   10/24/2006    16                Albertson's
  53            27,100,000    10/4/2006                      Suntrust Bank
  54            28,300,000     9/1/2006           Yes        Carmax Auto Superstores, Inc.
  55            26,575,000    2/27/2006           Various
 55.01          15,375,000    2/27/2006                      Nationwide Recovery Systems
 55.02          11,200,000    2/27/2006           Yes        Household Automotive Finance Corporation
  56            31,300,000    5/10/2006    17
  57            25,500,000    8/17/2006           Yes        General Services Administration
  58            29,300,000    10/1/2006    29                Albertson's
  59            26,000,000     9/1/2006
  60            25,500,000    9/22/2006    13                Rite Aid
  61            33,500,000     5/4/2006    15                Valet Parking Service
  62            23,300,000     9/3/2006                      Home Depot
  63            27,000,000    10/1/2006     8                Safeway
  64            25,000,000     9/1/2006                      Benchmark Computer Learning
  65            26,000,000    10/1/2006    16                Target
  66            22,600,000    9/13/2006    16                Starter Bros.
  67            22,000,000     8/1/2006                      Bed, Bath & Beyond
  68            26,000,000    10/1/2006    18                Ross Dress For Less
  69            24,500,000    10/1/2006    12                Scolari's Warehouse Markets
  70            21,000,000     5/5/2006
  71            26,000,000    10/1/2006     8                Albertson's
  72            21,135,000    5/24/2006
 72.01           4,870,000    5/24/2006
 72.02           3,530,000    5/24/2006
 72.03           3,750,000    5/24/2006
 72.04           2,370,000    5/24/2006
 72.05           2,560,000    5/24/2006
 72.06           1,440,000    5/24/2006
 72.07           1,810,000    5/24/2006
 72.08             805,000    5/24/2006           Yes        University of Michigan
  73            23,400,000     9/1/2006           Yes        Carmax Auto Superstores, Inc.
                20,390,000    7/11/2006
  74            15,440,000    7/11/2006
  75             3,150,000    7/11/2006
  76             1,800,000    7/11/2006                      Needful Things
  77            20,300,000    6/28/2006                      Heideman & Associates
  78            21,500,000    11/1/2006                      Susie's Deals
  79            23,500,000    8/15/2006    13                Sports Authority
  80            19,900,000    9/18/2006                      Pro Fit
  81            19,160,000    5/19/2006
 81.01          17,170,000    5/19/2006
 81.02           1,990,000    5/19/2006           Yes        KinderCare Learning Center, Inc.
  82            19,900,000    8/29/2006           Yes        C&S Logistics of Hawaii LLC
  83            20,500,000     9/5/2006                      Harrows
  84            19,000,000    8/28/2006                      Martin's
  85            23,900,000     5/9/2006           N/A
  86            21,900,000    1/12/2006           Yes
 86.01          14,200,000    1/12/2006           Yes        Sonic Momentum B, L.P. dba Mometum BMW
 86.02           7,700,000    1/12/2006           Yes        Sonic Clear Lake N, L.P. dba Clear Lake Nissan
  87            21,800,000    8/14/2006
  88            22,500,000    7/11/2006
  89            20,600,000    6/15/2006    16                Tawa Supermarkets, Inc
  90            19,300,000    5/18/2006
  91            22,000,000    9/11/2006  12, 19   Yes        Flextronics International USA, Inc.
  92            19,860,000     9/1/2006     8                Ralph's Store (Ice Palace)
  93            17,750,000     9/5/2006
  94            18,000,000    10/1/2006    12                Barnes and Noble
  95            19,500,000     6/5/2006    19                Bishop Electronics
  96            22,200,000    3/10/2006
  97            20,400,000    9/29/2006
  98            21,500,000    10/1/2006    16                Raley's
  99            19,000,000    9/17/2006
  100           20,500,000   10/19/2006    17                Wyland Galleries
  101           17,000,000    4/21/2006    18                Maruwa Supermarket
  102           16,500,000     9/8/2006                      Shaw's Supermarkets
  103           15,480,000    5/10/2006    11
103.01           9,120,000    5/10/2006    11
103.02           2,100,000    5/10/2006    11
103.03           1,380,000    5/10/2006    11
103.04           1,440,000    5/10/2006    11
103.05             730,000    5/10/2006    11
103.06             710,000    5/10/2006    11
  104           16,800,000    5/17/2006
  105           21,000,000     8/8/2006    16                Oak Productions
  106           16,300,000    8/11/2006
  107           34,300,000    10/2/2006    14
  108           17,200,000    8/30/2006    18     Yes        Gottschalks
                17,200,000    6/17/2006  Various
  109           10,000,000    6/17/2006    18     Yes        Cardenas Markets
  110            7,200,000    6/17/2006    15     Yes        Cardenas Markets
  111           17,500,000    10/1/2006    12                Stater Brothers
  112           15,100,000    9/20/2006                      Dillon Companies, Inc. d/b/a King Soopers
  113           14,700,000    6/13/2006                      Staples
  114           16,150,000    5/11/2006
  115           15,000,000    8/25/2006    10
  116           18,000,000    8/15/2006                      Kingstraw, Inc.
  117           15,700,000     7/1/2006    17
  118           13,950,000    12/1/2006                      Village Market
  119           14,417,000    9/25/2006                      Linens and Things
  120           20,000,000     8/3/2006                      Paradise Valley Cosmetic Surgery Center, LLC
  121           14,600,000     9/1/2006           Yes        Carmax Auto Superstores, Inc.
  122           13,000,000    5/29/2006                      High Plains Surgery Center, LP
  123           12,700,000    8/31/2006    14
  124           13,300,000    5/18/2006
  125           12,300,000     7/6/2006    16                Bed, Bath & Beyond
  126           12,000,000    8/28/2006                      Martin's
  127           13,300,000    8/23/2006
  128           12,300,000     8/8/2006
  129           11,375,000    9/26/2006                      Walgreen Co.
  130           11,820,000    7/10/2006    10
  131           12,000,000     8/1/2007
  132           11,650,000     6/2/2005
132.01           6,350,000     6/2/2005                      Dollar General
132.02           5,300,000     6/2/2005                      Big Lots
  133           11,000,000    7/18/2006                      Portfolio Recovery Associates
  134           11,800,000    5/16/2006
  135           10,980,000    7/27/2006                      Wayzata Investment Partners, LLC
  136           17,400,000    10/1/2006     8                Raley's
  137           11,600,000    7/24/2006
  138           12,100,000    3/31/2007                      PPD Devlopment, LP
  139           10,800,000    10/4/2006                      Elko Advisory
  140           10,625,000    9/25/2005                      Lane Home
  141           14,100,000    7/13/2006    15                Long's Drugs
  142           11,300,000    9/11/2006
  143            9,600,000    5/22/2006
  144           11,900,000     7/1/2006    18
  145           13,800,000    8/22/2006    12
  146           11,500,000     8/8/2006           Yes        Wright Line
  147           11,400,000    9/11/2006
147.01           6,100,000    9/11/2006
147.02           5,300,000    9/11/2006
  148           15,550,000    7/20/2006    15                Design Within Reach
  149           11,700,000    3/28/2006    18                Vanity Fair, Corp. (REEF)
  150           10,600,000    8/27/2006                      Supervalu, Inc
  151           11,450,000     8/7/2006    18                Sundance Theater, LLC
  152           11,400,000    8/24/2006  17; 19
  153            9,125,000     9/8/2006
  154           15,950,000     8/1/2006    15                Superior Super Warehouse
  155            8,900,000     8/4/2006                      Aaron's Rents
  156           11,100,000    3/20/2006    17                Woodranch
  157           14,200,000    8/30/2006    15
  158            8,600,000    7/18/2006                      Clemens Markets
  159            8,650,000     8/2/2006                      Ace Hardware
  160           14,000,000    7/13/2006    15                Furniture 2 Go
  161            8,700,000    9/21/2006                      Southlake Orthopaedics Sport
  162           11,000,000    7/28/2006           Yes        Garden Ridge, LP
  163           11,300,000    7/28/2006           Yes        Garden Ridge, LP
  164           14,200,000     8/7/2006    18                Olson,Sundberg Kundig All
  165            9,300,000    10/1/2006     8                Quality Food Centers, Inc.
  166           12,700,000    7/14/2006    18                Pomona Valley Regional Center
  167            7,650,000    7/13/2006           Yes        New York Graphic Society, Ltd.
  168            8,200,000    9/21/2006
  169            8,000,000    8/18/2006
  170            8,545,000    3/23/2006
  171            9,000,000    5/23/2006
  172            7,475,000     9/1/2006           Yes        Gold Coast Professional Schools, Inc.
  173           11,700,000    8/23/2006
  174           10,450,000     9/8/2006
174.01           6,150,000     9/8/2006                      Quarter Bar & Grill
174.02           4,300,000     9/8/2006                      Platinum Capital Group
  175           11,400,000     9/1/2006    12                Blue Onyx Design & Engineering
  176            7,200,000    7/26/2006                      Pueblo Viejo Billiards
  177            9,900,000    7/25/2006                      International Electric Center
  178            7,500,000    4/26/2006
  179            7,000,000    8/28/2006
  180            7,000,000    7/21/2006                      Linbarger, Goggan, Blair
  181            7,200,000    8/24/2006                      James A. Baker
  182            7,500,000    7/10/2006
  183            7,500,000    4/21/2006    15                Alpert's Bedroom City
  184            7,100,000    8/24/2006
  185            6,900,000    8/23/2006                      Old Toad Pub
  186            6,594,000    9/25/2006                      Walgreens
  187            9,000,000    7/19/2006
  188           14,300,000    7/28/2006
  189            7,200,000   10/13/2006
  190            8,930,000    5/12/2006
  191            7,000,000     8/1/2006    17                Tabi, Inc
  192            6,600,000     9/1/2006
  193            7,000,000     8/1/2006
  194            6,050,000    7/19/2006                      Dollar Tree
  195            6,400,000    8/23/2006                      Ferraro's Restaurant
  196            6,260,000    9/20/2006    11
  197            6,700,000     5/8/2006    14                Pioneer Memorial Health Care District
  198            6,000,000    9/20/2006
  199            7,600,000    4/21/2006    19                Genju Antiques
  200            5,530,000    5/17/2006    15
  201            5,600,000    4/24/2006    11                Western Machine Works, Inc.
  202            7,400,000    5/15/2006                      Petland
  203            5,275,000    9/12/2006                      Happy Harry's
  204            6,500,000    9/19/2006
  205            5,750,000    1/15/2007           Yes        Walgreen's
  206            5,900,000    9/13/2006    15                Westsound Bank
  207            5,000,000    9/26/2006
  208            5,600,000    7/21/2006                      Angeli's, Inc.
  209            7,030,000     7/7/2006    15                Washington Mutual
  210            9,200,000     8/1/2006    16     Yes        Superior Super Warehouse
  211            5,900,000    9/12/2006                      Happy Harry's
  212            6,060,000    2/22/2006
  213            6,000,000     9/1/2006    10                Sylvan Learning Center
  214            5,500,000    7/27/2006
  215            5,350,000     9/9/2006                      Recreation Station
  216            8,300,000    6/28/2006    14                China Super Buffet
  217            4,880,000     7/6/2006
  218            4,516,000    9/25/2006           Yes        K-Mart
  219            6,100,000     8/8/2006    15                General Services Administration
  220            5,400,000    7/12/2006    14                Starbucks
  221            5,050,000     9/8/2006
  222            4,820,000    8/17/2006    16
  223            5,600,000    8/18/2006    10
  224            5,800,000    8/24/2006                      On the Border
  225            4,400,000   10/22/2006                      Skycam, LLC
  226            4,430,000    8/29/2006                      Cox Smith Matthews Incorporated
  227            4,775,000    8/25/2006
227.01           1,275,000    8/25/2006                      Heritage Heating
227.02           1,225,000    8/25/2006                      Cotton Pickin Chicken
227.03             975,000    8/25/2006                      Cotton Pickin Chicken
227.04             675,000    8/25/2006                      Jimmy's Steak & Seafood
227.05             625,000    8/25/2006                      Larry Stoner (CPA)
  228            6,220,000    5/17/2006    10
  229            4,100,000    8/24/2006                      Dollar Tree Store
  230            4,240,000     8/9/2006
                 4,530,000    6/26/2006
  231            3,400,000    6/26/2006                      Hong Kong Buffet
  232            1,130,000    6/26/2006                      Torborgs Design Studio
  233            4,030,000     6/1/2006           Yes        The Crexent, LLC + Master Lease
  234            4,125,000    9/15/2006           Yes        Wells Fargo
  235            4,000,000    8/21/2006                      Reuben's Liquor
  236            5,300,000    9/20/2006                      Goodwill
  237            3,850,000    8/13/2006                      Dollar Tree
  238            3,800,000    4/17/2006
  239            3,800,000    6/22/2006                      Dots
  240            3,750,000    8/22/2006                      Dollar Tree
  241            8,680,000    6/23/2006    10
  242            4,200,000    7/28/2006                      Rare Essentials
  243            3,510,000    9/21/2006
  244            3,350,000    4/17/2006
  245            3,200,000    4/18/2006    12
  246            3,360,000    9/25/2006                      Planet Fitness
  247            4,330,000    8/30/2006    16
  248            5,400,000    7/21/2006                      Maurice Eurocenter
  249            3,600,000     9/6/2006                      Panera Bread
  250            3,900,000    8/17/2006
  251            3,900,000    9/19/2006
  252            3,800,000   10/12/2006                      Hanger Prothetics
  253            5,800,000    6/15/2006    18                Mr. C's Towing
  254            3,470,000    9/22/2006    19                Marina Akopian Medical Supplies
  255            3,680,000    8/22/2006           Yes        Spectrum
  256            2,950,000     5/4/2006
  257            3,100,000    6/23/2006           Yes        AGA Medical
  258            2,960,000    7/25/2006                      Pluckers Wing Factory
  259            5,100,000    8/25/2006    18
  260            3,050,000     9/6/2006                      Family Dollar Store
  261            4,000,000    9/11/2006
  262            2,700,000     9/5/2006
  263            2,680,000    8/15/2006                      Schlotsky's
  264            4,800,000     9/8/2006    14                Optical Shop
  265            5,000,000    10/1/2006                      Johnson Engineering
  266            2,300,000     6/9/2006
  267            2,500,000    8/13/2006                      Starbucks
  268            2,530,000    7/27/2006
  269            2,650,000     5/7/2006                      Blockbuster
  270            2,500,000     8/9/2006                      This Is It BBQ (A)
  271            2,300,000    9/15/2006                      Unity Fashion
  272            2,125,000     4/6/2006                      Chyrch Enterprises, LLC
  273            2,000,000    8/31/2006                      Stage One Dance
  274            2,200,000    8/24/2006           Yes        Iron Mountain
  275            3,120,000     7/5/2006                      Allegiance Title
  276            2,080,000    7/24/2006                      La Tejanita
  277            1,900,000    8/21/2006                      Wireless Toyz
  278            2,325,000     9/1/2006                      Wells Fargo
  279            1,800,000    9/21/2006                      Blue Moon Cafe
  280            1,330,000     9/8/2006
  281            2,800,000    9/11/2006    19     Yes        Fed-Ex Kinko's
  282            1,160,000    7/26/2006
  283            1,250,000    8/30/2006
  284            1,025,000    9/11/2006

                 LARGEST TENANT(23)                                          2ND LARGEST TENANT
        --------------------------------------  ------------------------------------------------------------------------
                                    LEASE
LOAN #        UNIT SIZE         EXPIRATION(24)                    TENANT NAME                            UNIT SIZE
------  ----------------------  --------------  ------------------------------------------------  ----------------------

   1
   2
 2.01                 179,960      5/31/2021    Arnstein & Lehr                                                  94,170
 2.02                 112,174      4/30/2017    Trizec Properties, Inc.                                          67,054
   3
 3.01                  41,123     11/16/2010    GCG Financial, Inc.                                              35,312
 3.02                  84,598     11/30/2011    New York Life                                                    57,532
 3.03                  38,714     12/30/2011    Hartline Dacus Dreyer                                            38,509
 3.04                  25,948     12/31/2007    Meridian Business Center                                         21,969
 3.05                 106,527      7/14/2013    HQ Global Workplaces                                             21,416
 3.06                  85,487      7/31/2008    Brandino Corporation                                                620
 3.07                  97,116      4/30/2011    Focal Communications Group                                       95,103
   4     89,290 (Ground Lease)    12/31/2017    Barnes & Noble                                                   29,996
   5     98,000 (Ground Lease)     9/30/2026    Malco Theatre                                      42,860 (Ground Lease)
   6                   35,656      1/31/2015    Office Depot                                                     30,000
   7
 7.01                  16,517      1/31/2016    Lehman-Smith & McLeish, PPLC                                     11,774
 7.02                   7,600      8/31/2016    Ann Sacks                                                         5,074
 7.03                   4,099      9/30/2008    East Banc 200                                                     3,842
 7.04                  13,960      1/31/2011    Smith & Hawken                                                    5,471
 7.05                   5,091      1/31/2011    Random Harvest Studio LLC                                         5,000
 7.06                  22,702      3/31/2009
 7.07                   9,572      5/31/2015    Martin Klinge 1                                                   1,460
 7.08                  12,095      1/31/2012
 7.09                  11,304      4/30/2010
 7.10                   6,500      6/30/2009    Sq 71 LLC                                                         2,410
 7.11                   8,000     10/31/2009    Proactive Sports Management                                       1,757
 7.12                   7,209      1/31/2010    Paula Brenner                                                     1,273
 7.13                   6,500      1/31/2016
 7.14                   3,413      4/30/2016    Claire Liuksila                                                   2,472
 7.15                   5,300     12/31/2007    Frank Schlesinger                                                 1,300
 7.16                   5,970      1/31/2012
 7.17                   1,250      1/31/2011
 7.18
   8
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
 8.07
 8.08
 8.09
 8.10
 8.11
 8.12
 8.13
 8.14
 8.15
   9    146,000 (Ground Lease)      6/6/2093    Mervyn's                                                         80,000
  10                   50,661      9/10/2011    Carpets-N-More                                                   27,683
  11                   50,283      1/31/2008    High-Tech Institute, Inc.                                        42,889
  12    168,679 (Ground Lease)      6/1/2077    Famous-Barr                                       159,227 (Ground Lease)
  13    179,000 (Ground Lease)     2/28/2070    J.C. Penney                                       173,124 (Ground Lease)
  14                   11,630      4/30/2015    Trader Joe's                                                     11,411
  15    100,750 (Ground Lease)     12/1/2055    Vons                                                             69,445
  16                   57,017      7/31/2023    Nearon Enterprises                                 28,326 (Ground Lease)
  17                   93,270      6/30/2008    J.C. Penney                                                      49,672
  18
  19
  20                   49,009      6/30/2021    LA Fitness                                                       45,250
  21                   53,000       1/5/2015    Pacific Theatres                                                 25,600
  22                   41,175      1/31/2021    Omaha Jack's Steakhouse & Brewery                                 8,794
  23
  24                   41,430      1/31/2021    Rite Aid                                                         19,072
  25                  131,408      6/30/2011    Wal-Mart Stores, Inc.                                           129,148
  26                  108,306      4/30/2014    Conexis Benefits Admin                                           88,035
  27                   60,114      4/30/2018    J.C. Penney Co.                                                  37,842
  28                   61,000      9/30/2032    G.I. Joes                                                        45,364
  29                   43,440       1/1/2055    Dollar Tree                                                      25,060
  30
  31                  104,504     11/30/2010    Warrantech                                                       67,811
  32
  33                   31,133      8/31/2011    Longs Drug Store                                                 25,844
  34
  35                   45,000      7/31/2016    Rite Aid                                                         18,235
  36                   46,746     10/31/2020    Linens 'N Things                                                 39,837
  37
  38
  39                   22,199      5/31/2009    Alabama Housing Finance                                          16,616
  40                   52,610      5/31/2014    Longs Drug Store                                                 19,950
  41                    8,041     10/31/2006    Keystone                                                          7,480
  42    117,000 (Ground Lease)    12/31/2055    Office Max                                                       30,000
  43
  44
  45                   40,800     11/30/2016    Sav-On Drugs                                                     20,120
  46
  47                   74,060       8/9/2016
  48    112,739 (Ground Lease)    12/31/2050    Mervyn's                                           80,000 (Ground Lease)
  49                   28,573      1/31/2021    Michael's                                                        23,669
  50
 50.01                 14,964      7/31/2010    Krikor B. Tatoyan, M.D.                                           6,967
 50.02                  3,789      6/30/2010    Imagistics International                                          3,462
 50.03                  2,407     12/31/2011    Friedel B. Cunningham, AUD & Associates                           2,394
  51
 51.01                 43,901       8/9/2016
 51.02                 20,095       8/9/2016
  52                   66,167      9/30/2026    CSK Auto Inc.                                                     6,000
  53                   10,040     10/30/2022    Duke University Health System                                     7,407
  54                   81,673       8/9/2016
  55
 55.01                 28,380      1/31/2008    The Combined Group                                               22,780
 55.02                 72,620      7/31/2011
  56
  57                  265,000      3/17/2012
  58                   48,000     12/31/2013    Longs Drug Store                                                 24,437
  59
  60                   20,212      5/31/2015    99 Cents Only Store                                              19,782
  61                   37,461      9/30/2010    Wai Lan Tam                                                       2,265
  62                  101,915      1/31/2025    E & B Marine                                                      9,578
  63                   55,275     11/14/2015    McMenamin's                                                       3,602
  64                   31,541      4/30/2012    Fidelity Bank                                                    18,357
  65                  114,732      9/30/2009    Vons                                                             44,128
  66                   35,232     11/30/2013    Rite Aid                                                         33,006
  67                   25,174     11/30/2020    Walgreens                                                        14,560
  68                   26,706      1/31/2008    Michaels Stores                                                  19,020
  69                   50,451      6/30/2021    Pitt's Orthodontics                                               4,800
  70
  71                   62,000     12/31/2024    Longs Drug Store                                                 31,180
  72
 72.01
 72.02
 72.03
 72.04
 72.05
 72.06
 72.07
 72.08                  4,074      8/31/2008
  73                   58,273       8/9/2016
  74
  75
  76                    7,200     10/31/2011    Bon Wright Group                                                  4,200
  77                   18,298      7/31/2009    Moloney Securities                                               15,279
  78                    6,095       1/8/2014    Denny's Restaurant                                                5,520
  79                   38,930      1/31/2014    Rent A Center                                                     4,478
  80                   50,000      4/30/2016    T.J. Maxx                                                        31,628
  81
 81.01
 81.02                  8,850      12/7/2015
  82                  189,000      4/30/2009
  83                   25,293      9/30/2015    B&B Furniture & Bedding                                          24,912
  84                   65,238      8/31/2025    Fashion Bug                                                       6,600
  85
  86
 86.01                 80,088      6/30/2019
 86.02                 25,698     11/30/2019
  87
  88
  89                   32,380      1/31/2010    Office Depot, Inc                                                23,376
  90
  91                  177,749      9/28/2013
  92                   45,000     11/30/2013    Mulberry Childcare Centers                                        7,400
  93
  94                   20,779      4/30/2010    Petco Animal Supplies                                            16,459
  95                   12,100      4/30/2009    Mothers Cake & Cookie Company                                    11,400
  96
  97
  98                   56,477      6/30/2012    24-Hour Health Club                                              11,468
  99
  100                   4,425     11/10/2010    Sowers Baccala Insurance                                          3,210
  101                   8,698     10/31/2008    Benihana of Tokyo Restaurant                                      7,894
  102                  54,610      6/30/2013    Big Lots                                                         26,200
  103
103.01
103.02
103.03
103.04
103.05
103.06
  104
  105                   9,563     10/31/2009    Casey Sayre & William, Inc.                                       5,652
  106
  107
  108                 115,000      5/31/2015
  109                  58,904      2/28/2026
  110                  45,642      1/31/2026
  111                  37,440     11/30/2006    CVS                                                              28,000
  112                  60,168      12/5/2020    Ann's Hallmark                                                    4,246
  113                  12,000      3/21/2016    Intl Pediatrics Plus                                              5,970
  114
  115
  116                  28,200      7/31/2017    Lane Bryant, Inc.                                                11,763
  117
  118                   5,500     10/31/2016    Prudential Realty                                                 5,000
  119                  27,984      1/31/2016    DSW Shoes                                                        21,011
  120                   8,034       7/1/2016    Robert Cohen, MD                                                  5,051
  121                  41,816       8/9/2016
  122                  23,059     11/30/2021    Covenant Health System                                           15,923
  123
  124
  125                  32,500      1/31/2021    Warehouse Furniture                                              20,212
  126                  65,222     10/31/2025    Radio Shack                                                       2,031
  127
  128
  129                  14,280     10/31/2031    T-Mobile                                                          4,099
  130
  131
  132
132.01                 10,317      9/30/2011    Primo Properties, Inc.                                            7,880
132.02                 25,600      1/31/2010    Tuesday Morning, Inc.                                            12,000
  133                  39,682     12/31/2013    Sentara Healthcare                                               30,927
  134
  135                  10,372     10/31/2014    Stifel, Nicolaus & Co.                                            4,702
  136                  59,231      3/31/2011    Tutor Time                                                        7,500
  137
  138                  56,875      2/28/2017    CMN, Inc.                                                        19,508
  139                  12,983      4/30/2012    Trinity Communication                                             6,004
  140                  18,000      5/31/2015    Guita Center                                                     15,000
  141                  23,800     12/31/2021    Two Wheel                                                         4,320
  142
  143
  144
  145
  146                 243,388      2/29/2016
  147
147.01
147.02
  148                   6,005      6/30/2009    Tower Records                                                     5,000
  149                  37,583     11/30/2008    Ideal Industries, Inc.                                           36,125
  150                  57,292      3/30/2026    Son Minh Nguyen t/a Sonny Nails                                   1,615
  151                  54,805      5/31/2031    Spa Base                                                         10,000
  152
  153
  154                  71,819      8/30/2026    Safeway Inc.                                                     10,741
  155                   8,232      3/31/2011    Coral Casual                                                      6,800
  156                   4,500      4/30/2012    House of Fitness                                                  3,225
  157
  158                  41,136      1/31/2019    Perkasie Cleaners                                                 3,054
  159                  15,505     10/31/2008    9th Street Fitness                                               13,000
  160                  16,196      2/28/2011    Golden Harvest MK                                                13,500
  161                   8,186      3/19/2009    Alabama ENT Associates, PC                                        6,029
  162                 142,000      7/31/2024
  163                 142,000      7/31/2024
  164                  20,333      8/31/2013    Virage Logic                                                     12,272
  165                  30,110      12/4/2019    Blockbuster Video                                                 3,320
  166                  45,000      2/28/2014    Casablanca                                                       17,036
  167                  43,000      6/30/2018
  168
  169
  170
  171
  172                  20,000      9/30/2026    (sublease) Coldwell Banker                                       10,000
  173
  174
174.01                  5,224       9/1/2016    Automotive Center                                                 3,732
174.02                  4,900      7/31/2008    Eugene Burger Mgt. Corp of Nev.                                   2,645
  175                   3,329     10/31/2016    R. Fred McHadded                                                  2,541
  176                   4,735     11/31/2010    JR Pharmacy                                                       3,720
  177                   2,135      5/31/2010    Vendome                                                           2,100
  178
  179
  180                   5,247      5/15/2011    Blockbuster                                                       5,140
  181                   5,158     10/31/2008    JS Marten Jewelers                                                3,500
  182
  183                  20,000      5/14/2009    Newbury Pk Physical Therapy                                       3,117
  184
  185                   3,154      3/31/2010    Emerg Partners                                                    3,066
  186                  14,490      5/31/2029    Childrens Care Campus                                             3,380
  187
  188
  189
  190
  191                   8,290            MTM    Julio Pacheco                                                     3,800
  192
  193
  194                   9,600      1/31/2011    Hibbett's                                                         5,200
  195                   4,717      2/28/2020    US Bank                                                           4,145
  196
  197                   9,263      2/28/2026    Fresenius Medical Care of Brawley                                 9,003
  198
  199                   6,448      2/15/2009    Lianzhong/Rare & Exotic Stones                                    3,116
  200
  201                  35,951     10/31/2007    IRC Aluminum & Stainless, Inc.                                   23,640
  202                   6,000       5/1/2015    Dollar Haven                                                      6,000
  203                  12,000      7/31/2021    East Coast Fitness                                                6,820
  204
  205                  14,820      9/30/2081
  206                   6,031      10/1/2011    Kings Wok                                                         5,973
  207
  208                   4,260      1/31/2007    Solo Liquors                                                      2,660
  209                   5,000      7/15/2011    Among Friends                                                     2,152
  210                  42,630      5/30/2026
  211                  12,000      3/31/2023    Dollar General                                                    7,440
  212
  213                   3,481      7/17/2009    Kovar Karate Center                                               2,800
  214
  215                   8,400      6/30/2011    Ginza Restaurant                                                  4,200
  216                   9,416      4/30/2007    LA Financial Credit Union                                         7,000
  217
  218                  86,479      7/31/2021
  219                   7,565      5/13/2008    Motorola                                                          3,476
  220                   1,671       9/1/2016    San Sai Japanese Grill                                            1,492
  221
  222
  223
  224                   6,153      6/30/2014    Buffalo Wild Wings                                                5,246
  225                  33,000      5/31/2016    Case & Associates                                                 9,000
  226                   2,397            MTM    JP Morgan Chase                                                   1,988
  227
227.01                  7,800     10/31/2008    Burnett's Karate                                                  2,700
227.02                  1,000      2/28/2010    Spivey Cleaners                                                   1,000
227.03                  2,000      1/31/2009    Hair Waves                                                        2,000
227.04                  7,000     10/31/2009    Babcock Furniture                                                 7,000
227.05                  1,200      4/30/2009    Ace Cleaners                                                      1,000
  228
  229                   8,000      5/31/2011    CSK Auto                                                          7,000
  230
  231                   4,370       9/1/2009    El Tapito                                                         4,300
  232                   2,400      12/1/2008    Wisconsin Business Development Finance Expansion                  1,305
  233                  18,751      6/30/2021
  234                  30,000      9/30/2021
  235                   4,000      5/31/2008    Compass Bank                                                      3,556
  236                  10,423      2/28/2010    Douglas County                                                    5,400
  237                  12,000      5/31/2016    Perfect Pizza (Ci-Ci's)                                           4,200
  238
  239                   4,000      8/31/2011    Payless ShoeSource, Inc.                                          3,200
  240                  10,432      9/30/2011    The Shoe Department                                               4,914
  241
  242                   4,897      8/14/2007    Chen Yang Li                                                      4,026
  243
  244
  245
  246                   8,762     12/31/2012    Family Dollar                                                     7,594
  247
  248                   4,200      5/31/2008    Mattress Giant Corporation                                        3,405
  249                  10,220      2/28/2011    KFB Designs                                                       2,781
  250
  251
  252                   6,175      3/31/2008    Tan Man                                                           3,000
  253                  25,900      1/31/2010    Trend Offset Printing                                            14,800
  254                   1,815     10/31/2008    Dr. Robert Sayan                                                    825
  255                  15,360      9/24/2019
  256
  257                   7,133      5/31/2021
  258                   4,420      5/11/2013    Cricket Cell                                                      2,610
  259
  260                   9,366     12/31/2007    Blockbusters                                                      5,980
  261
  262
  263                   4,117     12/31/2020    Papa Murphy's                                                     1,550
  264                   1,350      2/13/2011    Subway Real Estate Corp.                                          1,050
  265                   3,347     12/31/2010    Exit Realty                                                       3,048
  266
  267                   1,700       8/1/2016    Buckeye Cash                                                      1,651
  268
  269                   4,500      8/31/2012    James Jewel Box                                                   1,800
  270                   4,685      11/1/2021    Master Cleaners                                                   2,285
  271                   1,250      8/31/2012    Wireless Express                                                  1,250
  272                   4,500      8/30/2008    Top One Asian Restaurant, Inc.                                    3,000
  273                   5,788      1/31/2008    Red Oak Real Estate                                               2,200
  274                  46,757     12/31/2015
  275                   2,000       8/1/2009    Rei's Bakery                                                      1,500
  276                   3,600      8/31/2009    Design Thyme Florist                                              1,500
  277                   1,510     12/20/2011    Philly Connection                                                 1,509
  278                   1,750       9/1/2010    DGIA (INS)                                                        1,405
  279                   4,056     11/30/2018    Campbell Services of Alabama                                      2,507
  280
  281                   7,241      6/30/2009
  282
  283
  284

                                                 3RD LARGEST TENANT
                    ----------------------------------------------------------------------------
          LEASE                                                                         LEASE
LOAN #  EXPIRATION                TENANT NAME                      UNIT SIZE          EXPIRATION  LOAN #
------  ----------  --------------------------------------  -----------------------  -----------  ------

   1                                                                                                 1
   2                                                                                                 2
 2.01    3/31/2018  Hewitt Associates LLC                                   73,301     4/30/2010   2.01
 2.02   12/31/2014  Blackman, Kallick, Bartelstein                          56,983     1/31/2016   2.02
   3                                                                                                 3
 3.01    1/31/2015  IPC, Inc.                                               19,859     8/31/2015   3.01
 3.02    9/30/2010  EMBC                                                    33,003    11/30/2010   3.02
 3.03    5/31/2008  Jacobs Engineering                                      29,106     7/31/2013   3.03
 3.04   12/31/2007  Five State Energy                                       15,377     4/30/2012   3.04
 3.05    9/30/2010  General Services Admin.                                 14,885    12/31/2015   3.05
 3.06    8/14/2007                                                                                 3.06
 3.07    6/30/2008  AMA Services                                            51,030    10/31/2007   3.07
   4     11/1/2027  Pottery Barn                                            15,177     1/31/2018     4
   5     1/31/2022  Best Buy                                                30,399     1/31/2017     5
   6    12/31/2017  Fitness Equation                                        29,000    12/31/2010     6
   7                                                                                                 7
 7.01   11/30/2014                                                                                 7.01
 7.02    7/31/2011  Cady's Alley Restaurant                                  3,855     6/30/2014   7.02
 7.03    9/30/2008  AT&T Wireless/Cingular                                   1,418     6/30/2010   7.03
 7.04    1/31/2010  Thomas Metford                                           2,300           MTM   7.04
 7.05    3/31/2012  Cotemporia Georgetown, LLC                               2,700     7/31/2009   7.05
 7.06                                                                                              7.06
 7.07    5/31/2007                                                                                 7.07
 7.08                                                                                              7.08
 7.09                                                                                              7.09
 7.10    1/31/2008  Patrick Jefferies                                        1,841           MTM   7.10
 7.11    4/15/2007                                                                                 7.11
 7.12   12/31/2006  Elizabeth Quinn                                          1,273           MTM   7.12
 7.13                                                                                              7.13
 7.14    8/31/2007  Bensal Sanje                                             1,748     6/30/2007   7.14
 7.15          MTM                                                                                 7.15
 7.16                                                                                              7.16
 7.17                                                                                              7.17
 7.18                                                                                              7.18
   8                                                                                                 8
 8.01                                                                                              8.01
 8.02                                                                                              8.02
 8.03                                                                                              8.03
 8.04                                                                                              8.04
 8.05                                                                                              8.05
 8.06                                                                                              8.06
 8.07                                                                                              8.07
 8.08                                                                                              8.08
 8.09                                                                                              8.09
 8.10                                                                                              8.10
 8.11                                                                                              8.11
 8.12                                                                                              8.12
 8.13                                                                                              8.13
 8.14                                                                                              8.14
 8.15                                                                                              8.15
   9     7/12/2012  Gigante                                                 54,087     5/31/2023     9
  10     6/30/2015  T.J. Maxx                                               25,200     1/31/2010    10
  11     8/31/2010  CPP North America                                       29,223     9/30/2009    11
  12    12/18/2074  Bergner's                                125,225 (Ground Lease)     6/1/2077    12
  13     2/28/2070  Belk                                      90,496 (Ground Lease)    2/28/2070    13
  14     1/31/2013  El Torito Restaurant                                    10,113    12/31/2013    14
  15           MTM  Easy Life Furniture, Inc.                               17,962     8/31/2007    15
  16    12/31/2050  Cost Plus                                               19,044     1/31/2014    16
  17    10/31/2017  Cinemark Theatres                                       45,000     4/30/2024    17
  18                                                                                                18
  19                                                                                                19
  20     7/31/2021  Office Depot                                            18,191     6/30/2016    20
  21     9/30/2009  99(cent) Only Stores                                    18,000     1/31/2012    21
  22     4/30/2019  Roger Dunn Golf                                          6,200     9/30/2008    22
  23                                                                                                23
  24     5/31/2009  Kragen Auto Parts                                       16,520     2/28/2011    24
  25     6/28/2011  Tops Market, LLC                                        84,000    11/30/2012    25
  26    10/31/2015                                                                                  26
  27    11/30/2008  Courthouse Athletic Club                                12,567     7/31/2009    27
  28     9/30/2018  Bartell Drugs                                           17,622    12/31/2013    28
  29     7/31/2008  Petsmart                                                24,225     4/30/2007    29
  30                                                                                                30
  31     2/28/2013  State Farm Insurance                                    27,930     2/28/2011    31
  32                                                                                                32
  33     2/28/2010  United States Postal Service                            14,380     4/30/2011    33
  34                                                                                                34
  35     5/31/2016  Dollar Store                                            12,200     3/31/2009    35
  36     1/31/2011  CompUSA                                                 35,000     1/31/2012    36
  37                                                                                                37
  38                                                                                                38
  39     1/31/2010  Ball, Ball, Mathews & Novak                             13,914     2/28/2008    39
  40     2/28/2018  Blockbuster Video                                        4,925     8/31/2008    40
  41    11/30/2006  Global Payment Solution                                  6,774     8/31/2007    41
  42    12/31/2011  Ross Stores, Inc.                                       27,200     1/31/2008    42
  43                                                                                                43
  44                                                                                                44
  45    12/31/2015  24 Hour Fitness USA                                      9,109     3/31/2012    45
  46                                                                                                46
  47                                                                                                47
  48    12/31/2050  Ross                                                    24,000     1/31/2009    48
  49     3/21/2010  Borders Books                                           22,910     1/31/2020    49
  50                                                                                                50
 50.01   6/30/2010  Getzug, Klasky & Amerian, MD                             4,995     5/31/2008   50.01
 50.02   4/14/2010  Robert J. Shorr, M.D., A Medical Corp.                   2,452    10/31/2008   50.02
 50.03   3/31/2009  Thomas Castabile & Jason Osvog                           2,042     2/28/2010   50.03
  51                                                                                                51
 51.01                                                                                             51.01
 51.02                                                                                             51.02
  52     8/31/2016  Blockbuster, Inc.                                        5,000    11/30/2011    52
  53    10/31/2015  Caring Family Network                                    7,081     4/30/2008    53
  54                                                                                                54
  55                                                                                                55
 55.01  10/31/2009  Inter-Tel Technologies, Inc.                            18,500     6/30/2007   55.01
 55.02                                                                                             55.02
  56                                                                                                56
  57                                                                                                57
  58     2/28/2011  Bally Total Fitness                                     24,145     1/31/2009    58
  59                                                                                                59
  60     1/31/2007  Ku Bin Park                                             10,100     7/31/2012    60
  61     8/31/2008  Cheng, Sun C                                             2,265     8/31/2008    61
  62    12/31/2009  Rent-A-Center                                            6,611    10/31/2009    62
  63     7/31/2015  Pennzoil Ten Minute Oil Change                           2,633    12/31/2018    63
  64     7/31/2009  All Cities Mortgage and Financial Inc.                   8,882     4/30/2012    64
  65    12/31/2010  Lane Bryant                                              9,356     1/31/2010    65
  66     1/31/2014  Big Lots                                                15,000     1/31/2008    66
  67    12/31/2030  Men's Wearhouse                                          6,000     2/28/2016    67
  68     1/31/2008  Pier 1 Imports                                           8,749    12/31/2008    68
  69     7/31/2011  Blockbuster Video                                        4,200     4/30/2012    69
  70                                                                                                70
  71     7/30/2022  US Post Office                                          15,771     8/31/2007    71
  72                                                                                                72
 72.01                                                                                             72.01
 72.02                                                                                             72.02
 72.03                                                                                             72.03
 72.04                                                                                             72.04
 72.05                                                                                             72.05
 72.06                                                                                             72.06
 72.07                                                                                             72.07
 72.08                                                                                             72.08
  73                                                                                                73
  74                                                                                                74
  75                                                                                                75
  76     6/30/2008  Bronson Tele-Marketing                                   2,900     8/31/2011    76
  77     4/30/2011  Marston & Marston                                       14,115     5/31/2013    77
  78     8/31/2026  Rainbow Apparel                                          4,720     1/31/2010    78
  79    11/30/2009  Countrywide Home Loans                                   3,600     9/30/2007    79
  80     9/30/2013  Fresh Market                                            22,134     6/30/2013    80
  81                                                                                                81
 81.01                                                                                             81.01
 81.02                                                                                             81.02
  82                                                                                                82
  83     5/13/2014  Staples                                                 20,000    12/31/2015    83
  84    10/31/2010  Benderson 85-1 Trust                                     5,400     9/30/2018    84
  85                                                                                                85
  86                                                                                                86
 86.01                                                                                             86.01
 86.02                                                                                             86.02
  87                                                                                                87
  88                                                                                                88
  89     6/30/2008  20/20 Video Inc.                                         5,760     1/31/2009    89
  90                                                                                                90
  91                                                                                                91
  92     8/31/2008  LA Boxing                                                4,617     1/31/2011    92
  93                                                                                                93
  94     9/30/2013  Boater's World Discount Marine                           7,679     6/30/2007    94
  95    10/31/2008  Lombard Enterprises                                     10,240    10/31/2011    95
  96                                                                                                96
  97                                                                                                97
  98     9/30/2007  U.S. Postal Service                                      8,483     2/29/2008    98
  99                                                                                                99
  100    7/31/2009  Brasserie Excelsior                                      3,050     9/30/2012    100
  101   12/31/2010  Miseki Jewelry                                           2,212           MTM    101
  102    1/31/2011  Manchester Wholesale                                     9,964     1/31/2010    102
  103                                                                                               103
103.01                                                                                            103.01
103.02                                                                                            103.02
103.03                                                                                            103.03
103.04                                                                                            103.04
103.05                                                                                            103.05
103.06                                                                                            103.06
  104                                                                                               104
  105    9/30/2008  Schatzi on Main                                          3,845     6/30/2018    105
  106                                                                                               106
  107                                                                                               107
  108                                                                                               108
  109                                                                                               109
  110                                                                                               110
  111    1/31/2007  TNT Furniture                                            2,975    12/29/2010    111
  112    5/31/2007  Progressive Insurance                                    4,245    10/31/2008    112
  113    5/31/2018  Ceragem                                                  3,000    11/30/2008    113
  114                                                                                               114
  115                                                                                               115
  116    1/31/2012                                                                                  116
  117                                                                                               117
  118    2/29/2012  Kaysons                                                  3,575     1/31/2017    118
  119    1/31/2011  Red Robin                                                6,382     3/31/2021    119
  120     9/1/2016  Daniel Shapiro, MD, PC                                   4,853     9/15/2016    120
  121                                                                                               121
  122   11/30/2021  Covenant Health System - Gamma Building                  1,720    11/30/2016    122
  123                                                                                               123
  124                                                                                               124
  125    9/30/2016  Cost Plus                                               18,311     9/30/2016    125
  126   10/31/2009  Key Bank                                                 2,000    12/31/2010    126
  127                                                                                               127
  128                                                                                               128
  129    9/30/2013  Caribou Coffee                                           2,515     9/30/2016    129
  130                                                                                               130
  131                                                                                               131
  132                                                                                               132
132.01  11/30/2009  Miguel Pichardo                                          7,200     3/31/2015  132.01
132.02   7/15/2008  Beall's Outlet                                           9,520     4/30/2010  132.02
  133    7/22/2015                                                                                  133
  134                                                                                               134
  135    1/31/2011  Christopher & Banks, Inc.                                3,586     3/31/2014    135
  136    4/30/2010  Hollywood Video                                          4,994    10/31/2008    136
  137                                                                                               137
  138   10/31/2012  RSI, Inc.                                               18,448    11/30/2007    138
  139    6/30/2008  Core Trace                                               3,591     5/31/2009    139
  140    2/28/2015  Eastern Billards                                         9,600     2/28/2013    140
  141   12/31/2008  B.G Emilio Pizza                                         2,800     6/30/2009    141
  142                                                                                               142
  143                                                                                               143
  144                                                                                               144
  145                                                                                               145
  146                                                                                               146
  147                                                                                               147
147.01                                                                                            147.01
147.02                                                                                            147.02
  148    3/31/2009  Brittania Pub                                            2,000    11/30/2011    148
  149    7/31/2014                                                                                  149
  150   12/31/2015  Subway Real Estate Corp                                  1,615     8/31/2016    150
  151   12/31/2013                                                                                  151
  152                                                                                               152
  153                                                                                               153
  154    8/31/2008  Allen Tire Co                                            5,500     5/21/2010    154
  155    7/31/2009  Tailor Bilt Golf Shop                                    5,100    12/31/2009    155
  156     3/1/2008  Lampost Pizza                                            3,222           MTM    156
  157                                                                                               157
  158    6/30/2009  Wachovia Bank                                            3,000     2/28/2011    158
  159   12/31/2013  JC Flicks                                                5,265    11/30/2008    159
  160   12/31/2010  Arrowhead Central Credit Union                           7,267     7/19/2011    160
  161    2/28/2011  Southlake Pediatrics Inc.                                4,417     1/31/2009    161
  162                                                                                               162
  163                                                                                               163
  164    8/31/2010  Mark Anthony Brands, Inc.                                5,119     7/31/2010    164
  165    9/30/2007  Edward D. Jones                                          1,113     3/31/2007    165
  166   12/31/2008                                                                                  166
  167                                                                                               167
  168                                                                                               168
  169                                                                                               169
  170                                                                                               170
  171                                                                                               171
  172    8/31/2011                                                                                  172
  173                                                                                               173
  174                                                                                               174
174.01    9/1/2016                                                                                174.01
174.02   1/31/2009  Structure Studios                                        2,458     5/31/2007  174.02
  175   10/31/2011  Pac-Fish, Inc.                                           2,261    10/31/2011    175
  176    5/31/2011  La Potrance                                              3,177     1/31/2016    176
  177    9/30/2008  Chocolate Beach, Inc                                     2,100     6/30/2016    177
  178                                                                                               178
  179                                                                                               179
  180    2/20/2008  Uchi Japanese Restaurant                                 3,859    12/31/2010    180
  181   10/31/2007  McNamara Florist                                         3,000    10/31/2007    181
  182                                                                                               182
  183    5/31/2011  ReMax Gold Coast                                         2,998     3/31/2009    183
  184                                                                                               184
  185   12/30/2010  Judy Brust - Gallery Blue                                3,000      7/1/2007    185
  186    5/31/2013  Children's First Therapy                                 2,682     5/31/2013    186
  187                                                                                               187
  188                                                                                               188
  189                                                                                               189
  190                                                                                               190
  191    3/31/2008  Jung H. Park                                             3,500           MTM    191
  192                                                                                               192
  193                                                                                               193
  194    9/30/2015  Rent-A-Center                                            4,800     7/30/2010    194
  195    2/28/2013  Cafe Derby                                               2,120      7/1/2010    195
  196                                                                                               196
  197   12/31/2015  MDPHD, Inc.                                              4,691     7/31/2016    197
  198                                                                                               198
  199          MTM  Takara Restaurant                                        2,468     1/31/2011    199
  200                                                                                               200
  201   10/31/2015  Boydstun Metal Works, Inc.                              20,718     3/31/2010    201
  202     8/1/2015  Buffalo Wild Wings                                       5,751      6/1/2019    202
  203          MTM  Rentway, Inc.                                            5,430     7/31/2010    203
  204                                                                                               204
  205                                                                                               205
  206     1/1/2009  Heads Up Brewing                                         3,000     7/31/2008    206
  207                                                                                               207
  208    4/30/2008  Dale / Kay Smith Beauty Salon                            2,610     3/31/2011    208
  209    3/31/2008  SD Orthodontics                                          1,800     3/31/2015    209
  210                                                                                               210
  211    5/31/2011  Coliseum Pizza, Inc.                                     3,240    10/31/2018    211
  212                                                                                               212
  213    7/17/2009  Super Supper                                             2,020     9/30/2009    213
  214                                                                                               214
  215    1/31/2011  Realty Resources                                         2,400     9/30/2009    215
  216    3/31/2008  DA VITA Inc.                                             5,292     6/30/2011    216
  217                                                                                               217
  218                                                                                               218
  219          MTM  Comitsys, Inc.                                           1,655     5/31/2010    219
  220    7/31/2016  Ayassian Bros Dry Cleaners                               1,303    12/31/2008    220
  221                                                                                               221
  222                                                                                               222
  223                                                                                               223
  224    6/30/2012  At the Beach                                             3,006     9/30/2013    224
  225    5/31/2018                                                                                  225
  226    3/31/2007  T.A. & A.D., LP                                          1,756     3/31/2007    226
  227                                                                                               227
227.01   6/30/2008  Chuck Teems Office                                       1,950     6/30/2011  227.01
227.02   9/30/2010  Shay's Hair Salon                                        1,000     4/30/2010  227.02
227.03   4/30/2010  US Nails                                                 1,000     4/30/2009  227.03
227.04   3/31/2007  Bill's Smokin Que                                        2,000     4/30/2010  227.04
227.05  12/31/2007  Dardiers Rodgers (Allstate Insurance)                    1,000     4/30/2008  227.05
  228                                                                                               228
  229    8/31/2021  The Shoe Show                                            4,651     6/30/2011    229
  230                                                                                               230
  231    11/1/2011  Sylvan Learning Center                                   2,700     9/14/2009    231
  232     9/1/2013  Realty USA                                               1,200      9/1/2013    232
  233                                                                                               233
  234                                                                                               234
  235    4/30/2010  Horizon Pets                                             2,350     2/28/2009    235
  236    4/30/2010  Rush Street                                              3,620    10/31/2007    236
  237    8/31/2016  Starbucks                                                1,800     8/31/2016    237
  238                                                                                               238
  239    7/31/2011  RadioShack Corp.                                         2,400     5/31/2011    239
  240    4/30/2011  Maurice's Fashion Store                                  4,400     5/31/2011    240
  241                                                                                               241
  242    5/31/2012  The Framers Market of 124 S. River Road                  2,172     7/31/2007    242
  243                                                                                               243
  244                                                                                               244
  245                                                                                               245
  246   12/31/2007  Benderson                                                5,192      9/1/2016    246
  247                                                                                               247
  248    9/30/2011  Children's Therapies                                     2,410     4/30/2007    248
  249   12/31/2008  Martinizing Dry Cleaning                                 1,483     1/31/2014    249
  250                                                                                               250
  251                                                                                               251
  252    1/19/2008  Pizza Hut                                                1,688     8/31/2010    252
  253    7/31/2009  Wavell Showcase & Fixture, Inc.                          8,000     6/30/2016    253
  254    4/30/2008  De Qiang Chen Chinese Fast Food                            825     4/30/2008    254
  255                                                                                               255
  256                                                                                               256
  257                                                                                               257
  258    6/24/2011  First Cash Limited                                       1,470      6/1/2011    258
  259                                                                                               259
  260   12/31/2006  Rent-Way                                                 3,497    10/31/2007    260
  261                                                                                               261
  262                                                                                               262
  263    6/30/2012  L.A. Nails                                               1,200     3/31/2010    263
  264    4/12/2011  Service Annex LLC                                        1,050     2/28/2011    264
  265    5/31/2009  US Bank                                                  1,830     8/31/2007    265
  266                                                                                               266
  267     8/2/2011                                                                                  267
  268                                                                                               268
  269    4/30/2011  Quiznos                                                  1,600      3/3/2010    269
  270     1/1/2008  Hair Salon                                               2,008    12/31/2006    270
  271    8/31/2011  Express Locations                                        1,250     8/31/2011    271
  272    4/30/2015  Crystal Carolina Sports                                  3,000     4/30/2009    272
  273    5/31/2008  Driving Academy                                          2,000    10/31/2010    273
  274                                                                                               274
  275     4/1/2011  Dick's Philly Cheese Steaks                              1,500      3/1/2009    275
  276    6/30/2011  Hunam Garden                                             1,260     6/30/2010    276
  277    8/31/2011  Got Hair                                                 1,285     8/31/2011    277
  278     6/1/2009  Quizno's                                                 1,387     12/1/2012    278
  279    9/30/2008  World of Tobacco & Beverage                              1,690     7/19/2008    279
  280                                                                                               280
  281                                                                                               281
  282                                                                                               282
  283                                                                                               283
  284                                                                                               284
Footnotes to Annex A-1

1	MLML – Merrill Lynch Mortgage Lending, Inc., CRF – Countrywide Commercial Real Estate Finance, Inc., PNC – PNC Bank, National Association, IXIS – IXIS Real Estate Capital Inc.

2	With respect to mortgage loan numbers 4, 5, 20, 46, 67, 74, 80, 84, 114, 123, 130, 132, 137, 150, 158, 192, 196, 228, 229 and 256 the UW NCF ($) and UW DSCR (x) for the mortgage loans were calculated using ‘‘as stabilized’’ Cash Flows. ‘‘In Place’’ NCF is $14,975,793, $8,629,541, $2,236,694, $2,382,099, $1,216,597, $966,363, $1,172,717, $1,306,088, $956,345, $774,808, $718,705, $792,808, $632,622, $617,744, $529,770, $445,702, $343,750, $289,387, $250,058 and $201,123, respectively, resulting in an UW DSCR (x) of 1.11x, 1.09x, 0.76x, 1.56x, 1.05x, 1.16x (combined UW DSCR (x) for loan numbers 74, 75 and 76), 1.09x, 1.17x, 1.19x, 1.14x, 1.26x, 1.19x, 1.07x, 1.09x, 1.05x, 1.24x, 1.09x, 1.19x, 1.07x and 1.13x respectively.

3	With respect to mortgage loan numbers 74, 75 and 76, the loan is secured under one mortgage and one note with separate tranches as presented in the annex.

4	With respect to mortgage loans that are presented as cross-collateralized and cross-defaulted, Cut-Off Date LTV (%), Maturity LTV (%), UW DSCR (x) were calculated in the aggregate.

5	With respect to mortgage loans with partial interest only periods, Annual P&I Debt Service ($), Monthly P&I Debt Service ($) and UW DSCR (x) are shown after the expiration of the Initial Interest Only Period.

6	With respect to mortgage loan numbers 1, 2, 3, 5, 6, 7, 9, 10, 12, 14, 15, 16, 19, 24, 27, 28, 29, 33, 35, 40, 42, 45, 48, 52, 57, 58, 63, 65, 68, 69, 71, 91, 93, 94, 95, 98, 100, 102, 111, 130, 131, 136, 138, 165, 166 and 281 the UW DSCR (x) is calculated using the interest-only annual payment.

7	With respect to mortgage loan numbers 21, 131, 179 and 194 the UW DSCR (x) is calculated after taking into account certain holdback amounts, letters of credit or reserve amounts. The ‘‘as-is’’ UW DSCR (x) for each of the mortgage loans is 1.07x, 1.18x 1.07x and 1.26x, respectively.

8	With respect to mortgage loan numbers 131 and 143 the Cut-off Date LTV (%) and Maturity LTV (%) for the mortgage loans are calculated after taking into account certain holdback amounts, letters of credit or reserve amounts. The ‘‘as-is’’ Cut-Off Date LTV (%) for the mortgage loans are 75.0% and 86.9% respectively. The ‘‘as-is’’ Maturity LTV (%) is 75.0% and 74.2% respectively.

9	With respect to mortgage loan numbers 3, 67 and 192 the Cut-Off Date LTV (%) was calculated using the full loan amount and the ‘‘as stabilized’’ Appraised Value ($). Using the full loan amount and the ‘‘as is’’ value, the Cut-Off Date LTV (%) is 78.43%, 91.12% and 87.63%, respectively, and the Maturity LTV % is 78.43%, 81.10% and 74.38% respectively.

10	With respect to mortgage loans secured by multiple properties each mortgage loan's Original Balance ($), Cut-Off Date Balance ($) and Maturity/ARD Balance ($) are allocated to the respective properties based on an allocation determined by Appraised Value ($), or based on allocations in the related loan documents.

11	The Net Mortgage Rate (%) equates to the related Interest Rate (%) less the related Admin. Fee (%).

12	With respect to mortgage loan number 56, the loan has an ascending Interest Rate schedule with Interest Rates of 4.65%, 4.80% and 5.29% for the first three loan years, respectively, and a fixed interest rate for the last seven loan years of 5.89%. The annual payment represents a payment of the 5.89% rate and a 360 month amortization. For purposes of aggregating interest rates in the tables throughout, the 4.65% interest rate was used.

13	The Admin. Fee (%) includes the primary servicing fee, master servicing fee, sub-servicing fee and trustee fees applicable to each mortgage loan.

14	With respect to mortgage loan number 86, the monthly payment of principal and interest through the June 2011 payment date is $97,544.13. Beginning with the July 2011 payment date, the monthly payment of principal and interest is $103,803.63. See Annex A-3 for the amortization schedule.

15	With respect to mortgage loan number 25, commencing June 2009 and ending May 2012 the loan payments will be interest only with the difference between the amortizing payment and the interest only payment swept into a rollover reserve.

16	With respect to mortgage loan number 72, the loan provides for defeasance; however, in connection with the partial release of properties 72.01 and/or 72.06, the borrower may obtain a release of such properties prior to the defeasance lockout date by prepaying a portion of the loan ($4,115,000 with respect to the release of property 72.01, and $1,160,000 with respect to property 72.06) on or prior to the October 2009 payment date, in each case with a prepayment penalty consisting of the greater of Yield Maintenance or 1%.

17	With respect to mortgage loan number 146, the loan is locked out from prepayment for two years from the securitization start up date unless the Wright Line tenant exercises its right to purchase the property in accordance with their lease. If the purchase option is exercised, the loan may be prepaid with a prepayment penalty only consisting of Yield Maintenance. Two years from the securitization start up date the loan may only be defeased.

18	With respect to mortgage loan number 3, the Upfront Other Reserve ($) collected includes the following; Additional Rollover Reserve ($2,000,000.00); Dionex Free Rent Reserve ($645,000.00); AMA Reserve ($470,000.00); Free Rent Reserve ($1,658,208.45); Outstanding Landlord TI & Capital Obligations ($5,411,391.24).

19	With respect to mortgage loan number 185, the property contains 26,866 square feet of Office/Retail space.

20	With respect to mortgage loan number 198, the property contains a total of 250 rooms, however, only 147 rooms were considered in the cash flow analysis.

21	With respect to mortgage loan number 53, occupancy was calculated using a weighted average of the percentage occupancies for the retail, office and multifamily components.

22	With respect to those mortgaged properties indicating an Appraisal Date beyond the Cut-Off Date, the Appraised Value ($) and the corresponding Appraisal Date are based on stabilization.

23	With respect to mortgage loan number 172, 10,000 square feet of the property is subleased to Coldwell Banker.

24	With respect to mortgage loan number 146, Wright Line has an option to terminate its lease beginning February, 2009.

                              ANNEX A-2 (ALL LOANS)

LOAN SELLERS

                                NUMBER OF  AGGREGATE CUT-OFF   % OF INITIAL  WTD. AVG.
                                 MORTGAGE    DATE PRINCIPAL   MORTGAGE POOL   MORTGAGE
MORTGAGE LOAN SELLER              LOANS       BALANCE ($)        BALANCE      RATE (%)
--------------------------------------------------------------------------------------

MLML                               105       2,397,851,335        51.9%        5.7987
CRF                                147       1,396,099,727        30.2%        5.9370
IXIS                                 2         512,500,000        11.1%        6.0102
PNC                                 30         311,989,047         6.8%        6.0061
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284      $4,618,440,110       100.0%        5.8780
======================================================================================

                                    WTD. AVG.                                  WTD. AVG.
                                REMAINING TERM TO               WTD. AVG.    MATURITY DATE
                                   MATURITY/ARD    WTD. AVG.   CUT-OFF DATE      OR ARD
MORTGAGE LOAN SELLER                  (MOS.)        DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------

MLML                                  104             1.35          70.1          66.9
CRF                                   106             1.34          71.5          65.6
IXIS                                  117             1.36          64.2          64.2
PNC                                   110             1.25          73.5          65.8
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               106             1.34x         70.1          66.2
==========================================================================================

PROPERTY TYPES

                                 NUMBER OF  AGGREGATE CUT-OFF   % OF INITIAL  WTD. AVG.
                                 MORTGAGED    DATE PRINCIPAL   MORTGAGE POOL   MORTGAGE
PROPERTY TYPE                   PROPERTIES     BALANCE ($)        BALANCE      RATE (%)
---------------------------------------------------------------------------------------

Retail                              155        2,238,106,100        48.5%       5.7293
   Anchored                          73        1,759,303,929        38.1%       5.6539
   Unanchored                        66          334,465,197         7.2%       5.9687
   Single Tenant                     10          113,825,528         2.5%       6.0358
   Shadow Anchored                    6           30,511,445         0.7%       6.3072
Hospitality                          38          406,871,650         8.8%       6.1380
Multifamily                          67          882,184,460        19.1%       6.0176
   Multifamily                       61          846,486,943        18.3%       6.0134
   Manufactured Housing               6           35,697,516         0.8%       6.1163
Office                               43          776,826,523        16.8%       5.9611
Mixed Use                            16          147,579,505         3.2%       5.9862
Industrial                            9           86,584,256         1.9%       5.9449
Self Storage                         17           72,914,436         1.6%       6.0870
Other                                 2            7,373,181         0.2%       6.1957
---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             347       $4,618,440,110       100.0%       5.8780
=======================================================================================

                                    WTD. AVG.                                  WTD. AVG.
                                REMAINING TERM TO               WTD. AVG.    MATURITY DATE
                                   MATURITY/ARD    WTD. AVG.   CUT-OFF DATE      OR ARD
PROPERTY TYPE                         (MOS.)        DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------

Retail                                 109           1.37          69.8          66.2
   Anchored                            107           1.39          70.7          67.9
   Unanchored                          115           1.29          65.7          59.6
   Single Tenant                       119           1.32          68.9          61.4
   Shadow Anchored                     118           1.31          68.4          60.7
Hospitality                            116           1.44          69.6          60.9
Multifamily                            115           1.30          67.3          63.9
   Multifamily                         115           1.30          67.2          63.8
   Manufactured Housing                102           1.27          71.3          64.9
Office                                  79           1.28          75.1          72.8
Mixed Use                              119           1.29          66.8          61.4
Industrial                             108           1.35          70.9          66.6
Self Storage                           118           1.33          69.3          61.5
Other                                  119           1.33          55.9          48.0
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                106           1.34x         70.1          66.2
==========================================================================================

                              ANNEX A-2 (ALL LOANS)

PROPERTY STATE/LOCATION

                                 NUMBER OF  AGGREGATE CUT-OFF   % OF INITIAL  WTD. AVG.
                                 MORTGAGED    DATE PRINCIPAL   MORTGAGE POOL   MORTGAGE
PROPERTY STATE/LOCATION         PROPERTIES     BALANCE ($)        BALANCE      RATE (%)
---------------------------------------------------------------------------------------

California                          82         1,490,191,743        32.3%       5.7767
   Southern                         58         1,159,250,523        25.1%       5.8354
   Northern                         24           330,941,220         7.2%       5.5712
Texas                               42           574,212,058        12.4%       5.9271
Illinois                             9           435,192,848         9.4%       5.9199
New York                            18           235,578,421         5.1%       5.8659
Virginia                             8           189,844,015         4.1%       5.8779
Washington                           9           179,497,077         3.9%       5.7962
Nevada                              12           162,067,450         3.5%       5.8404
Florida                             20           148,353,086         3.2%       5.9449
Arkansas                             4           147,621,480         3.2%       5.6102
District of Columbia                18           124,110,000         2.7%       5.9258
Minnesota                            5            95,236,253         2.1%       5.8457
Alabama                             10            80,697,565         1.7%       5.9238
Indiana                             12            78,871,017         1.7%       6.1776
Arizona                              5            67,368,944         1.5%       6.2168
Michigan                            18            63,860,805         1.4%       6.0378
Tennessee                            3            60,454,232         1.3%       5.9870
Colorado                             2            55,385,441         1.2%       6.1141
Maryland                             4            53,711,023         1.2%       5.9026
Missouri                             3            46,732,016         1.0%       6.1662
North Carolina                       4            40,224,755         0.9%       5.9354
Georgia                             12            35,519,566         0.8%       6.1672
Connecticut                          4            32,913,997         0.7%       6.1157
Kansas                               4            21,197,243         0.5%       6.1949
Wisconsin                            3            16,897,052         0.4%       6.2132
New Hampshire                        2            15,645,545         0.3%       5.9629
Pennsylvania                         2            15,487,105         0.3%       5.9371
Hawaii                               1            15,000,000         0.3%       5.8000
New Jersey                           3            14,340,917         0.3%       6.0793
Massachusetts                        2            13,794,475         0.3%       6.1314
Alaska                               6            12,679,522         0.3%       6.5500
Rhode Island                         1            12,530,004         0.3%       6.1200
Oklahoma                             3            11,544,209         0.2%       5.9357
Wyoming                              1            11,325,000         0.2%       5.6350
Nebraska                             3            10,992,005         0.2%       5.9320
Oregon                               2            10,545,000         0.2%       5.9310
Idaho                                1             8,392,347         0.2%       6.4600
Delaware                             2             8,025,000         0.2%       5.8440
Ohio                                 2             7,080,669         0.2%       6.0909
Iowa                                 1             5,494,514         0.1%       5.9900
New Mexico                           2             4,958,194         0.1%       5.9715
Louisiana                            1             3,000,000         0.1%       6.0800
Kentucky                             1             1,867,516         0.0%       6.5300
---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            347        $4,618,440,110       100.0%       5.8780
=======================================================================================

                                    WTD. AVG.                                  WTD. AVG.
                                REMAINING TERM TO               WTD. AVG.    MATURITY DATE
                                   MATURITY/ARD    WTD. AVG.   CUT-OFF DATE      OR ARD
PROPERTY STATE/LOCATION               (MOS.)        DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
--------------------------------------------------------------------------------------------

California                             116           1.39          64.5           62.5
   Southern                            117           1.38          64.2           62.2
   Northern                            114           1.42          65.5           63.8
Texas                                   85           1.23          71.9           66.9
Illinois                                67           1.46          73.1           72.9
New York                               118           1.26          76.4           68.1
Virginia                               119           1.31          76.2           73.7
Washington                             119           1.39          69.4           64.2
Nevada                                 118           1.32          70.0           66.6
Florida                                118           1.29          73.4           65.8
Arkansas                                61           1.37          78.8           78.6
District of Columbia                   117           1.32          54.6           53.3
Minnesota                              108           1.24          77.5           72.7
Alabama                                111           1.27          76.8           71.0
Indiana                                112           1.32          73.9           66.6
Arizona                                114           1.31          67.8           63.4
Michigan                               118           1.42          75.2           66.3
Tennessee                              120           1.26          78.5           66.2
Colorado                               117           1.27          74.6           68.3
Maryland                               119           1.27          72.6           67.7
Missouri                               118           1.22          76.9           69.5
North Carolina                         119           1.36          70.2           59.6
Georgia                                119           1.29          68.6           58.5
Connecticut                            120           1.40          73.7           63.0
Kansas                                 120           1.39          70.9           59.4
Wisconsin                              119           1.23          71.8           64.5
New Hampshire                          119           1.32          76.1           74.6
Pennsylvania                           119           1.21          79.8           66.3
Hawaii                                 119           1.30          75.4           66.5
New Jersey                             119           1.23          69.4           60.0
Massachusetts                          114           1.22          61.2           53.3
Alaska                                 118           1.22          81.9           70.7
Rhode Island                           116           1.44          74.6           63.7
Oklahoma                               119           1.25          79.4           62.6
Wyoming                                119           1.26          75.0           67.3
Nebraska                               119           1.28          66.4           53.3
Oregon                                 117           1.50          71.0           68.4
Idaho                                   59           1.35          74.3           70.0
Delaware                               120           1.24          72.6           67.8
Ohio                                   118           1.22          62.8           54.2
Iowa                                   119           1.20          77.4           65.7
New Mexico                             119           1.27          77.5           66.7
Louisiana                              118           1.18          77.9           70.5
Kentucky                               115           1.22          70.5           60.9
--------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                106           1.34x         70.1           66.2
============================================================================================

                              ANNEX A-2 (ALL LOANS)

CUT-OFF DATE PRINCIPAL BALANCES ($)

                                NUMBER OF  AGGREGATE CUT-OFF   % OF INITIAL  WTD. AVG.
    RANGE OF CUT-OFF DATE       MORTGAGE     DATE PRINCIPAL   MORTGAGE POOL   MORTGAGE
    PRINCIPAL BALANCES ($)        LOANS       BALANCE ($)        BALANCE      RATE (%)
--------------------------------------------------------------------------------------

    759,360 - 1,999,999             21           29,608,745         0.6%       6.2546
  2,000,000 - 3,999,999             59          175,512,364         3.8%       6.1199
  4,000,000 - 4,999,999             16           70,693,180         1.5%       6.0735
  5,000,000 - 5,999,999             23          128,201,088         2.8%       6.1058
  6,000,000 - 6,999,999             12           77,710,336         1.7%       5.9704
  7,000,000 - 7,999,999             11           82,493,107         1.8%       6.0936
  8,000,000 - 9,999,999             24          211,796,863         4.6%       5.9780
 10,000,000 - 12,999,999            19          217,565,165         4.7%       5.9939
 13,000,000 - 19,999,999            47          761,389,795        16.5%       5.8549
 20,000,000 - 49,999,999            40        1,181,706,683        25.6%       5.7848
 50,000,000 - 99,999,999             5          285,250,000         6.2%       5.7164
100,000,000 - 387,500,000            7        1,396,512,784        30.2%       5.8820
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284       $4,618,440,110       100.0%       5.8780
======================================================================================

                                    WTD. AVG.                                  WTD. AVG.
                                REMAINING TERM TO               WTD. AVG.    MATURITY DATE
    RANGE OF CUT-OFF DATE          MATURITY/ARD    WTD. AVG.   CUT-OFF DATE      OR ARD
    PRINCIPAL BALANCES ($)            (MOS.)        DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------

    759,360 - 1,999,999                124           1.32          71.4          61.5
  2,000,000 - 3,999,999                116           1.33          66.9          57.9
  4,000,000 - 4,999,999                110           1.32          70.2          61.6
  5,000,000 - 5,999,999                116           1.26          68.6          60.6
  6,000,000 - 6,999,999                115           1.41          65.1          58.9
  7,000,000 - 7,999,999                118           1.26          64.9          58.0
  8,000,000 - 9,999,999                108           1.29          73.0          64.9
 10,000,000 - 12,999,999               119           1.38          69.6          61.6
 13,000,000 - 19,999,999               115           1.32          71.7          66.6
 20,000,000 - 49,999,999               116           1.34          71.2          67.1
 50,000,000 - 99,999,999               119           1.67          67.5          64.6
100,000,000 - 387,500,000               84           1.30          69.6          69.0
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                106           1.34x         70.1          66.2
==========================================================================================

Minimum: $759,360
Maximum: $387,500,000
Average: $16,262,113

MORTGAGE RATES (%)

                                NUMBER OF  AGGREGATE CUT-OFF   % OF INITIAL  WTD. AVG.
RANGE OF                        MORTGAGE     DATE PRINCIPAL   MORTGAGE POOL   MORTGAGE
MORTGAGE RATES (%)                LOANS       BALANCE ($)        BALANCE      RATE (%)
--------------------------------------------------------------------------------------

4.6500 - 4.9999                      1           19,500,000        0.4%        4.6500
5.0000 - 5.2499                      1           39,050,000        0.8%        5.2430
5.2500 - 5.4999                     27          661,467,247       14.3%        5.4405
5.5000 - 5.7499                     25          700,540,169       15.2%        5.6193
5.7500 - 5.9999                     72        1,255,076,849       27.2%        5.8702
6.0000 - 6.0999                     51        1,006,521,100       21.8%        6.0549
6.1000 - 6.1999                     36          368,997,575        8.0%        6.1327
6.2000 - 6.2999                     27          329,079,848        7.1%        6.2443
6.3000 - 6.4999                     30          172,770,113        3.7%        6.3731
6.5000 - 6.8600                     14           65,437,208        1.4%        6.6570
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284       $4,618,440,110      100.0%        5.8780
======================================================================================

                                    WTD. AVG.                                  WTD. AVG.
                                REMAINING TERM TO               WTD. AVG.    MATURITY DATE
RANGE OF                           MATURITY/ARD    WTD. AVG.   CUT-OFF DATE      OR ARD
MORTGAGE RATES (%)                    (MOS.)        DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------

4.6500 - 4.9999                        118           1.12          62.3           58.2
5.0000 - 5.2499                        108           1.20          78.1           72.3
5.2500 - 5.4999                        119           1.47          66.4           66.2
5.5000 - 5.7499                         91           1.41          71.6           67.5
5.7500 - 5.9999                        107           1.30          72.2           67.5
6.0000 - 6.0999                        102           1.31          67.0           64.4
6.1000 - 6.1999                        110           1.29          71.9           65.4
6.2000 - 6.2999                        112           1.28          73.5           66.6
6.3000 - 6.4999                        113           1.31          70.9           62.6
6.5000 - 6.8600                        126           1.27          68.3           62.9
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                106           1.34x         70.1           66.2
==========================================================================================

Minimum: 4.6500
Maximum: 6.8600
Weighted Average: 5.8780

                              ANNEX A-2 (ALL LOANS)

DEBT SERVICE COVERAGE RATIOS (x)

                                                             % OF                 WTD. AVG.
                                              AGGREGATE     INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
RANGE OF                        NUMBER OF   CUT-OFF DATE   MORTGAGE  WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
DEBT SERVICE COVERAGE            MORTGAGE     PRINCIPAL      POOL     MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
RATIOS (x)                        LOANS      BALANCE ($)    BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

1.10 - 1.19                         20        406,355,132      8.8%    5.7685         89         1.15       72.2         65.9
1.20 - 1.24                         97      1,190,750,842     25.8%    6.0032        102         1.22       74.5         68.7
1.25 - 1.29                         45        430,407,875      9.3%    5.9830        117         1.27       73.6         67.8
1.30 - 1.34                         27        718,376,946     15.6%    5.8994         99         1.33       71.3         68.9
1.35 - 1.39                         31        891,807,021     19.3%    5.9235        106         1.37       66.3         64.6
1.40 - 1.44                         24        423,095,200      9.2%    5.7617        118         1.42       70.0         65.0
1.45 - 1.49                         13        248,677,231      5.4%    5.5345        119         1.47       64.4         63.2
1.50 - 1.74                         15        180,841,895      3.9%    5.6470        119         1.59       65.3         63.0
1.75 - 1.99                          7         60,132,884      1.3%    5.7033        118         1.81       59.0         55.3
2.00 - 3.01                          5         67,995,084      1.5%    5.5986        119         2.88       40.2         38.9
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284     $4,618,440,110    100.0%    5.8780        106         1.34x      70.1         66.2
=================================================================================================================================

Minimum:          1.10x
Maximum:          3.01x
Weighted Average: 1.34x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

                                                             % OF                 WTD. AVG.
                                              AGGREGATE     INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF   CUT-OFF DATE   MORTGAGE  WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
RANGE OF CUT-OFF DATE            MORTGAGE     PRINCIPAL      POOL     MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
LOAN-TO-VALUE RATIOS (%)          LOANS      BALANCE ($)    BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

32.20 - 50.00                       20        139,356,049      3.0%    5.8263        120         2.20       43.2         40.3
50.01 - 60.00                       26        666,872,217     14.4%    5.9928        116         1.37       57.5         56.2
60.01 - 65.00                       28        395,213,408      8.6%    5.5926        119         1.40       62.9         61.0
65.01 - 70.00                       51        859,561,824     18.6%    5.7967        104         1.31       68.5         63.3
70.01 - 75.00                       58        740,762,140     16.0%    6.0064        111         1.33       72.9         66.9
75.01 - 77.50                       39        622,896,138     13.5%    5.9400         95         1.28       76.5         72.1
77.51 - 80.00                       58      1,166,922,688     25.3%    5.8514         99         1.27       78.7         74.9
80.01 - 83.00                        4         26,855,647      0.6%    6.2690        125         1.22       81.4         69.6
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284     $4,618,440,110    100.0%    5.8780        106         1.34x      70.1         66.2
=================================================================================================================================

Minimum:          32.2
Maximum:          83.0
Weighted Average: 70.1

                              ANNEX A-2 (ALL LOANS)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

                                                             % OF                 WTD. AVG.
                                              AGGREGATE     INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF   CUT-OFF DATE   MORTGAGE  WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
RANGE OF MATURITY DATE           MORTGAGE     PRINCIPAL      POOL     MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
OR ARD LTV RATIOS (%)             LOANS      BALANCE ($)    BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

Fully Amortizing                     2         11,178,118      0.2%    6.5600        178         1.36       44.5          0.0
27.50 - 40.00                       11         43,195,407      0.9%    5.9535        119         1.92       40.6         33.6
40.01 - 49.99                       20        134,822,352      2.9%    5.8581        115         1.99       48.9         44.4
50.00 - 60.00                       56        967,900,052     21.0%    5.9843        117         1.36       60.8         57.1
60.01 - 62.50                       25        267,745,949      5.8%    5.7506        118         1.35       66.5         61.2
62.51 - 65.00                       43        762,256,357     16.5%    5.8358        103         1.32       70.2         64.1
65.01 - 67.50                       37        512,762,615     11.1%    5.8556        118         1.28       73.1         66.7
67.51 - 70.00                       32        346,419,879      7.5%    5.9144        116         1.32       74.1         68.9
70.01 - 80.00                       58      1,572,159,381     34.0%    5.8487         92         1.29       77.4         75.6
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284     $4,618,440,110    100.0%    5.8780        106         1.34x      70.1         66.2
=================================================================================================================================

Minimum:          27.5
Maximum:          80.0
Weighted Average: 66.2

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

                                                             % OF                 WTD. AVG.
                                              AGGREGATE     INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF   CUT-OFF DATE   MORTGAGE  WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
RANGE OF REMAINING               MORTGAGE     PRINCIPAL      POOL     MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
TERMS TO MATURITY (MOS.)          LOANS      BALANCE ($)    BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

 54 - 60                            20        935,167,987     20.2%    5.8513         58         1.27       75.0         73.7
 61 - 84                             1          2,397,624      0.1%    6.0300         83         1.20       69.1         62.5
 85 - 121                          259      3,661,786,256     79.3%    5.8822        118         1.36       68.9         64.2
122 - 213                            4         19,088,243      0.4%    6.3465        169         1.37       59.0         62.7
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284     $4,618,440,110    100.0%    5.8780        106         1.34x      70.1         66.2
=================================================================================================================================

Minimum:          54 mos.
Maximum:          213 mos.
Weighted Average: 106 mos.

REMAINING STATED AMORTIZATION TERMS

                                                             % OF                 WTD. AVG.
                                              AGGREGATE     INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
RANGE OF REMAINING              NUMBER OF   CUT-OFF DATE   MORTGAGE  WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
STATED AMORTIZATION              MORTGAGE     PRINCIPAL      POOL     MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
TERMS (MOS.)                      LOANS      BALANCE ($)    BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

Interest Only                       46      2,113,425,000     45.8%    5.7539        100         1.42       68.4         68.4
178 - 240                            6         24,878,594      0.5%    6.1981        134         1.35       57.3         47.0
241 - 300                           10         80,092,276      1.7%    6.0057        117         1.36       67.9         52.8
301 - 360                          212      2,233,621,269     48.4%    5.9829        110         1.28       71.6         64.4
361 - 420                           10        166,422,972      3.6%    5.9357        116         1.24       75.0         69.0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284     $4,618,440,110    100.0%    5.8780        106         1.34x      70.1         66.2
=================================================================================================================================

Minimum:          178 mos.
Maximum:          420 mos.
Weighted Average: 359 mos.

                              ANNEX A-2 (ALL LOANS)

AMORTIZATION TYPES

                                                             % OF                 WTD. AVG.
                                              AGGREGATE     INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF   CUT-OFF DATE   MORTGAGE  WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
                                 MORTGAGE     PRINCIPAL      POOL     MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
AMORTIZATION TYPES                LOANS      BALANCE ($)    BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

Interest Only                       46      2,113,425,000     45.8%    5.7539        100         1.42       68.4         68.4
IO-Balloon                         121      1,529,551,824     33.1%    6.0033        115         1.27       72.4         66.4
Balloon                            115        964,285,169     20.9%    5.9431        104         1.29       70.5         60.8
Fully Amortizing                     2         11,178,118      0.2%    6.5600        178         1.36       44.5          0.0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            284     $4,618,440,110    100.0%    5.8780        106         1.34x      70.1         66.2
=================================================================================================================================

ESCROW TYPES

                                                AGGREGATE CUT-OFF  % OF INITIAL
                                   NUMBER OF     DATE PRINCIPAL    MORTGAGE POOL
ESCROW TYPES                    MORTGAGE LOANS     BALANCE ($)        BALANCE
--------------------------------------------------------------------------------
Real Estate Tax                       218         3,011,693,971         65.2%
Insurance                             184         2,600,930,915         56.3%
Replacement Reserves                  198         2,444,188,897         52.9%
TI/LC Reserves                         92         1,530,635,448         46.7%

LOCKBOX TYPES

                                                AGGREGATE CUT-OFF  % OF INITIAL
                                   NUMBER OF     DATE PRINCIPAL    MORTGAGE POOL
LOCKBOX TYPES                   MORTGAGE LOANS     BALANCE ($)        BALANCE
--------------------------------------------------------------------------------
Hard                                  54          1,746,008,124         37.8%
None at Closing, Springing Hard       31          1,077,068,283         23.3%
Soft at Closing, Springing Hard        6            210,750,000          4.6%
Soft                                   4             85,579,522          1.9%

                            ANNEX A-2 (LOAN GROUP 1)

LOAN SELLERS

                                                                                      WTD. AVG.                          WTD. AVG.
                                              AGGREGATE       % OF                   REMAINING               WTD. AVG.   MATURITY
                                NUMBER OF   CUT-OFF DATE   INITIAL LOAN  WTD. AVG.     TERM TO                CUT-OFF     DATE
                                 MORTGAGE     PRINCIPAL       GROUP 1     MORTGAGE  MATURITY/ARD  WTD. AVG.  DATE LTV   OR ARD LTV
MORTGAGE LOAN SELLER              LOANS      BALANCE ($)      BALANCE     RATE (%)     (MOS.)      DSCR (X)  RATIO (%)   RATIO (%)
----------------------------------------------------------------------------------------------------------------------------------

MLML                                97      2,310,220,425      60.3%       5.7861        103         1.36       70.0       66.9
CRF                                119      1,209,171,719      31.6%       5.9496        105         1.35       71.5       65.7
PNC                                 19        184,214,801       4.8%       5.9503        106         1.27       74.2       65.8
IXIS                                 1        125,000,000       3.3%       5.8250        119         1.32       78.6       78.6
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            236     $3,828,606,945     100.0%       5.8469        104         1.35X      71.0       66.8
==================================================================================================================================

PROPERTY TYPES

                                                                                       WTD. AVG.                          WTD. AVG.
                                               AGGREGATE       % OF                   REMAINING               WTD. AVG.   MATURITY
                                NUMBER OF    CUT-OFF DATE   INITIAL LOAN  WTD. AVG.     TERM TO                CUT-OFF     DATE
                                 MORTGAGE      PRINCIPAL      GROUP 1      MORTGAGE  MATURITY/ARD  WTD. AVG.  DATE LTV   OR ARD LTV
PROPERTY TYPE                   PROPERTIES    BALANCE ($)     BALANCE      RATE (%)    (MOS.)       DSCR (X)  RATIO (%)   RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

Retail                              155      2,238,106,100      58.5%       5.7293        109         1.37       69.8       66.2
   Anchored                          73      1,759,303,929      46.0%       5.6539        107         1.39       70.7       67.9
   Unanchored                        66        334,465,197       8.7%       5.9687        115         1.29       65.7       59.6
   Single Tenant                     10        113,825,528       3.0%       6.0358        119         1.32       68.9       61.4
   Shadow Anchored                    6         30,511,445       0.8%       6.3072        118         1.31       68.4       60.7
Office                               43        776,826,523      20.3%       5.9611        79          1.28       75.1       72.8
Hospitality                          38        406,871,650      10.6%       6.1380        116         1.44       69.6       60.9
Mixed Use                            16        147,579,505       3.9%       5.9862        119         1.29       66.8       61.4
Industrial                            9         86,584,256       2.3%       5.9449        108         1.35       70.9       66.6
Multifamily                          11         77,851,294       2.0%       5.8901        118         1.33       78.9       71.7
Self Storage                         17         72,914,436       1.9%       6.0870        118         1.33       69.3       61.5
Manufactured Housing                  2         14,500,000       0.4%       6.0945        81          1.35       75.0       71.8
Other                                 2          7,373,181       0.2%       6.1957        119         1.33       55.9       48.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             293     $3,828,606,945     100.0%       5.8469        104        1.35X       71.0       66.8
===================================================================================================================================

                            ANNEX A-2 (LOAN GROUP 1)

PROPERTY STATE/LOCATION

                                                                                       WTD. AVG.                          WTD. AVG.
                                              AGGREGATE        % OF                   REMAINING               WTD. AVG.   MATURITY
                                NUMBER OF   CUT-OFF DATE    INITIAL LOAN  WTD. AVG.     TERM TO                CUT-OFF     DATE
                                 MORTGAGE     PRINCIPAL       GROUP 1      MORTGAGE  MATURITY/ARD  WTD. AVG.  DATE LTV   OR ARD LTV
PROPERTY STATE/LOCATION         PROPERTIES   BALANCE ($)      BALANCE      RATE (%)    (MOS.)       DSCR (X)  RATIO (%)   RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

California                           77      1,065,503,583      27.8%       5.6884        117         1.41       66.5       63.9
   Southern                          54        754,062,363      19.7%       5.7129        118         1.39       66.8       63.8
   Northern                          23        311,441,220       8.1%       5.6288        113         1.44       65.7       64.1
Texas                                28        448,286,928      11.7%       5.8810         76         1.24       72.1       67.6
Illinois                              9        435,192,848      11.4%       5.9199         67         1.46       73.1       72.9
New York                             16        192,708,421       5.0%       5.8935        118         1.26       75.9       65.8
Virginia                              5        180,190,000       4.7%       5.8756        119         1.32       76.3       74.2
Washington                            9        179,497,077       4.7%       5.7962        119         1.39       69.4       64.2
Florida                              20        148,353,086       3.9%       5.9449        118         1.29       73.4       65.8
Arkansas                              1        140,000,000       3.7%       5.5700         60         1.38       78.9       78.9
Nevada                                9        130,239,527       3.4%       5.7464        119         1.36       68.9       66.4
District of Columbia                 18        124,110,000       3.2%       5.9258        117         1.32       54.6       53.3
Minnesota                             4         86,590,225       2.3%       5.8323        107         1.24       77.8       73.3
Indiana                              11         69,871,017       1.8%       6.1979        119         1.32       74.7       66.5
Arizona                               4         61,443,944       1.6%       6.2098        114         1.32       67.6       63.4
Alabama                               7         59,583,565       1.6%       5.9113        108         1.26       76.4       69.1
Tennessee                             2         58,544,106       1.5%       5.9703        117         1.26       78.3       66.5
Colorado                              2         55,385,441       1.4%       6.1141        117         1.27       74.6       68.3
Maryland                              4         53,711,023       1.4%       5.9026        119         1.27       72.6       67.7
Michigan                             17         52,740,805       1.4%       6.0394        118         1.46       76.5       67.4
North Carolina                        3         36,224,755       0.9%       5.9614        119         1.36       71.2       60.5
Georgia                              12         35,519,566       0.9%       6.1672        119         1.29       68.6       58.5
Connecticut                           4         32,913,997       0.9%       6.1157        120         1.40       73.7       63.0
Kansas                                4         21,197,243       0.6%       6.1949        120         1.39       70.9       59.4
Missouri                              1         16,000,000       0.4%       6.2220        117         1.33       78.8       74.0
New Hampshire                         2         15,645,545       0.4%       5.9629        119         1.32       76.1       74.6
Pennsylvania                          2         15,487,105       0.4%       5.9371        119         1.21       79.8       66.3
Hawaii                                1         15,000,000       0.4%       5.8000        119         1.30       75.4       66.5
Massachusetts                         2         13,794,475       0.4%       6.1314        114         1.22       61.2       53.3
Rhode Island                          1         12,530,004       0.3%       6.1200        116         1.44       74.6       63.7
New Jersey                            2         11,890,917       0.3%       6.1000        119         1.23       70.8       60.3
Wyoming                               1         11,325,000       0.3%       5.6350        119         1.26       75.0       67.3
Oregon                                2         10,545,000       0.3%       5.9310        117         1.50       71.0       68.4
Idaho                                 1          8,392,347       0.2%       6.4600         59         1.35       74.3       70.0
Delaware                              2          8,025,000       0.2%       5.8440        120         1.24       72.6       67.8
New Mexico                            2          4,958,194       0.1%       5.9715        119         1.27       77.5       66.7
Oklahoma                              2          4,251,631       0.1%       6.0140        119         1.31       78.5       54.1
Wisconsin                             2          3,197,052       0.1%       6.4025        119         1.20       70.6       60.6
Louisiana                             1          3,000,000       0.1%       6.0800        118         1.18       77.9       70.5
Nebraska                              1          3,000,000       0.1%       5.8040        120         1.41       56.6       36.8
Ohio                                  1          1,890,000       0.0%       6.1100        119         1.21       75.6       67.2
Kentucky                              1          1,867,516       0.0%       6.5300        115         1.22       70.5       60.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             293     $3,828,606,945     100.0%       5.8469        104         1.35X      71.0       66.8
===================================================================================================================================

                            ANNEX A-2 (LOAN GROUP 1)

CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                                       WTD. AVG.                          WTD. AVG.
                                               AGGREGATE       % OF                    REMAINING              WTD. AVG.   MATURITY
                                NUMBER OF    CUT-OFF DATE   INITIAL LOAN  WTD. AVG.    TERM TO                 CUT-OFF      DATE
RANGE OF CUT-OFF DATE           MORTGAGE       PRINCIPAL      GROUP 1      MORTGAGE  MATURITY/ARD  WTD. AVG.  DATE LTV   OR ARD LTV
PRINCIPAL BALANCES ($)            LOANS       BALANCE ($)     BALANCE      RATE (%)    (MOS.)       DSCR (X)  RATIO (%)   RATIO (%)
----------------------------------------------------------------------------------------------------------------------------------

    759,360 - 2,999,999              39         77,041,956       2.0%       6.1013       117          1.39       65.3       56.3
  3,000,000 - 3,999,999              25         88,146,350       2.3%       6.1389       119          1.31       67.5       58.3
  4,000,000 - 4,999,999              14         61,698,165       1.6%       6.1043       109          1.33       70.3       62.1
  5,000,000 - 5,999,999              16         89,433,500       2.3%       6.1061       118          1.26       68.1       60.3
  6,000,000 - 6,999,999              11         71,710,336       1.9%       5.9771       114          1.42       64.4       58.1
  7,000,000 - 7,999,999               8         60,117,912       1.6%       6.1716       125          1.27       64.1       57.9
  8,000,000 - 9,999,999              19        168,573,820       4.4%       5.9690       108          1.31       73.6       65.0
 10,000,000 - 14,999,999             32        406,363,687      10.6%       5.9630       114          1.37       70.3       63.5
 15,000,000 - 19,999,999             25        441,141,752      11.5%       5.8074       116          1.33       72.5       67.5
 20,000,000 - 49,999,999             36      1,070,116,683      28.0%       5.7636       116          1.35       70.5       66.5
 50,000,000 - 99,999,999              5        285,250,000       7.5%       5.7164       119          1.67       67.5       64.6
100,000,000 - 225,000,000             6      1,009,012,784      26.4%       5.8099        72          1.28       73.5       72.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             236     $3,828,606,945     100.0%       5.8469       104          1.35X      71.0       66.8
===================================================================================================================================

Minimum: $759,360
Maximum: $225,000,000
Average: $16,222,911

MORTGAGE RATES (%)

                                                                                       WTD. AVG.                          WTD. AVG.
                                               AGGREGATE       % OF                    REMAINING              WTD. AVG.   MATURITY
                                NUMBER OF    CUT-OFF DATE   INITIAL LOAN  WTD. AVG.    TERM TO                 CUT-OFF      DATE
RANGE OF                        MORTGAGE       PRINCIPAL      GROUP 1      MORTGAGE  MATURITY/ARD  WTD. AVG.  DATE LTV   OR ARD LTV
MORTGAGE RATES (%)                LOANS       BALANCE ($)     BALANCE      RATE (%)    (MOS.)       DSCR (X)  RATIO (%)   RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

5.2430 - 5.4999                      28        700,517,247      18.3%       5.4295        118         1.46       67.1       66.5
5.5000 - 5.7499                      21        646,715,169      16.9%       5.6117         88         1.43       71.1       66.8
5.7500 - 5.9999                      60      1,163,541,759      30.4%       5.8662        106         1.30       72.2       67.6
6.0000 - 6.0999                      41        557,400,539      14.6%       6.0467         92         1.28       72.3       68.2
6.1000 - 6.1999                      32        295,757,575       7.7%       6.1328        108         1.31       71.7       65.1
6.2000 - 6.2999                      19        259,803,220       6.8%       6.2474        112         1.31       73.0       66.1
6.3000 - 6.3999                      17        101,177,659       2.6%       6.3329        118         1.31       71.7       62.3
6.4000 - 6.4999                       8         57,293,540       1.5%       6.4319        109         1.31       69.5       63.0
6.5000 - 6.5999                       4         13,894,868       0.4%       6.5535        166         1.33       49.6       60.8
6.6000 - 6.8600                       6         32,505,368       0.8%       6.7536        109         1.28       70.3       61.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             236     $3,828,606,945     100.0%       5.8469        104         1.35X      71.0       66.8
===================================================================================================================================

Minimum:          5.2430
Maximum:          6.8600
Weighted Average: 5.8469

                            ANNEX A-2 (LOAN GROUP 1)

DEBT SERVICE COVERAGE RATIOS (X)

                                                                                                                        WTD. AVG.
                                                                                      WTD. AVG.              WTD. AVG.   MATURITY
                                              AGGREGATE                               REMAINING               CUT-OFF     DATE
RANGE OF                        NUMBER OF      CUT-OFF     % OF INITIAL  WTD. AVG.     TERM TO                  DATE      OR ARD
DEBT SERVICE COVERAGE            MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1  MORTGAGE   MATURITY/ARD  WTD. AVG.     LTV        LTV
RATIOS (X)                        LOANS      BALANCE ($)     BALANCE      RATE (%)     (MOS.)      DSCR (X)  RATIO (%)  RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

1.10 - 1.19                         12        284,912,916       7.4%       5.7077         76        1.16        71.1       65.1
1.20 - 1.24                         73      1,035,012,659      27.0%       5.9916        101        1.22        74.9       69.4
1.25 - 1.29                         36        343,092,851       9.0%       6.0138        118        1.27        73.6       66.8
1.30 - 1.34                         24        692,329,621      18.1%       5.8890         99        1.33        71.6       69.2
1.35 - 1.44                         51        915,611,805      23.9%       5.7843        107        1.39        70.9       67.2
1.45 - 1.49                         13        248,677,231       6.5%       5.5345        119        1.47        64.4       63.2
1.50 - 1.59                          8        107,626,234       2.8%       5.5594        119        1.53        65.6       64.6
1.60 - 1.79                          9         92,155,527       2.4%       5.8354        119        1.70        66.5       60.8
1.80 - 3.01                         10        109,188,101       2.9%       5.5752        119        2.48        44.9       43.8
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            236     $3,828,606,945     100.0%       5.8469        104        1.35X       71.0       66.8
=================================================================================================================================

Minimum:          1.10x
Maximum:          3.01x
Weighted Average: 1.35x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

                                                                                                                        WTD. AVG.
                                                                                      WTD. AVG.              WTD. AVG.   MATURITY
                                              AGGREGATE                               REMAINING               CUT-OFF      DATE
                                NUMBER OF      CUT-OFF     % OF INITIAL  WTD. AVG.     TERM TO                  DATE      OR ARD
RANGE OF CUT-OFF DATE            MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1   MORTGAGE  MATURITY/ARD  WTD. AVG.     LTV        LTV
LOAN-TO-VALUE RATIOS (%)          LOANS      BALANCE ($)      BALANCE     RATE (%)     (MOS.)      DSCR (X)  RATIO (%)  RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

32.20 - 50.00                       19        132,265,438       3.5%       5.8293        124        2.25        42.8       39.9
50.01 - 60.00                       19        252,902,732       6.6%       5.8522        117        1.37        54.3       51.6
60.01 - 65.00                       22        325,813,408       8.5%       5.5867        119        1.44        62.9       61.5
65.01 - 70.00                       48        833,516,824      21.8%       5.7877        104        1.31        68.5       63.2
70.01 - 75.00                       48        677,690,570      17.7%       6.0078        111        1.34        72.9       67.0
75.01 - 77.50                       29        519,443,775      13.6%       5.9024         90        1.30        76.5       72.9
77.51 - 80.00                       49      1,074,708,199      28.1%       5.8432         98        1.27        78.7       74.8
80.01 - 81.40                        2         12,266,000       0.3%       5.9425        119        1.22        80.7       70.8
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            236     $3,828,606,945     100.0%       5.8469        104        1.35X       71.0       66.8
=================================================================================================================================

Minimum:          32.2
Maximum:          81.4
Weighted Average: 71.0

                            ANNEX A-2 (LOAN GROUP 1)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

                                                                                                                        WTD. AVG.
                                                                                      WTD. AVG.              WTD. AVG.   MATURITY
                                              AGGREGATE                               REMAINING               CUT-OFF      DATE
                                NUMBER OF      CUT-OFF     % OF INITIAL  WTD. AVG.    TERM TO                   DATE      OR ARD
RANGE OF MATURITY DATE           MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1   MORTGAGE  MATURITY/ARD  WTD. AVG.     LTV        LTV
OR ARD LTV RATIOS (%)             LOANS      BALANCE ($)     BALANCE      RATE (%)      (MOS.)     DSCR (X)  RATIO (%)  RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

Fully Amortizing                     2         11,178,118       0.3%       6.5600        178        1.36        44.5       0.0
27.50 - 50.00                       26        161,257,663       4.2%       5.8155        119        2.07        45.8      41.4
50.01 - 55.00                       16        219,819,262       5.7%       5.9702        117        1.34        57.2      51.5
55.01 - 60.00                       30        278,978,659       7.3%       5.9741        117        1.39        64.9      57.9
60.01 - 62.50                       23        242,125,949       6.3%       5.7306        118        1.37        66.5      61.3
62.51 - 65.00                       39        739,394,326      19.3%       5.8274        103        1.32        70.1      64.2
65.01 - 67.50                       28        465,457,455      12.2%       5.8379        118        1.29        72.9      66.7
67.51 - 70.00                       23        262,810,390       6.9%       5.8736        117        1.36        73.6      69.0
70.01 - 78.90                       49      1,447,585,123      37.8%       5.8290         90        1.30        77.3      75.6
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            236     $3,828,606,945     100.0%       5.8469        104        1.35X       71.0      66.8
=================================================================================================================================

Minimum:          27.5
Maximum:          78.9
Weighted Average: 66.8

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

                                                                                                                        WTD. AVG.
                                                                                      WTD. AVG.              WTD. AVG.   MATURITY
                                              AGGREGATE                               REMAINING               CUT-OFF      DATE
                                NUMBER OF      CUT-OFF     % OF INITIAL  WTD. AVG.    TERM TO                   DATE      OR ARD
RANGE OF REMAINING               MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1   MORTGAGE  MATURITY/ARD  WTD. AVG.     LTV        LTV
TERMS TO MATURITY (MOS.)          LOANS      BALANCE ($)     BALANCE      RATE (%)      (MOS.)     DSCR (X)  RATIO (%)  RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

 54 - 84                            16        909,930,264      23.8%       5.8447         59        1.27        75.3       73.9
 85 - 114                            6        105,236,784       2.7%       5.7818        110        1.23        74.7       66.8
115 - 121                          211      2,796,261,780      73.0%       5.8471        119        1.38        69.5       64.5
122 - 178                            3         17,178,118       0.4%       6.3295        164        1.39        56.4       65.2
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            236     $3,828,606,945     100.0%       5.8469        104        1.35X       71.0       66.8
=================================================================================================================================

Minimum:           54 mos.
Maximum:          178 mos.
Weighted Average: 104 mos.

REMAINING STATED AMORTIZATION TERMS

                                                                                                                        WTD. AVG.
                                                                                      WTD. AVG.              WTD. AVG.   MATURITY
                                              AGGREGATE                               REMAINING               CUT-OFF      DATE
                                NUMBER OF      CUT-OFF     % OF INITIAL  WTD. AVG.    TERM TO                   DATE      OR ARD
RANGE OF REMAINING STATED        MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1   MORTGAGE  MATURITY/ARD  WTD. AVG.     LTV        LTV
AMORTIZATION TERMS (MOS.)         LOANS      BALANCE ($)     BALANCE      RATE (%)      (MOS.)     DSCR (X)  RATIO (%)  RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

Interest Only                       42      1,661,725,000      43.4%       5.6779         96        1.43        70.1       70.1
178 - 240                            6         24,878,594       0.6%       6.1981        134        1.35        57.3       47.0
241 - 300                            8         72,702,084       1.9%       5.9505        117        1.36        69.1       53.6
301 - 360                          174      1,953,749,933      51.0%       5.9800        109        1.29        71.6       64.4
361 - 420                            6        115,551,333       3.0%       5.8847        119        1.26        76.3       70.3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            236     $3,828,606,945     100.0%       5.8469        104        1.35X       71.0       66.8
=================================================================================================================================

Minimum:          178 mos.
Maximum:          420 mos.
Weighted Average: 358 mos.

                            ANNEX A-2 (LOAN GROUP 1)

AMORTIZATION TYPES

                                                                                                                        WTD. AVG.
                                                                                      WTD. AVG.              WTD. AVG.   MATURITY
                                              AGGREGATE                               REMAINING               CUT-OFF      DATE
                                NUMBER OF      CUT-OFF     % OF INITIAL  WTD. AVG.    TERM TO                   DATE      OR ARD
                                 MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1   MORTGAGE  MATURITY/ARD  WTD. AVG.     LTV        LTV
AMORTIZATION TYPES                LOANS      BALANCE ($)     BALANCE      RATE (%)      (MOS.)     DSCR (X)  RATIO (%)  RATIO (%)
---------------------------------------------------------------------------------------------------------------------------------

IO-Balloon                          98      1,297,617,624      33.9%       6.0087        115        1.29        72.6       66.6
Balloon                             94        858,086,204      22.4%       5.9200        103        1.29        70.4       60.8
Interest Only                       42      1,661,725,000      43.4%       5.6779        96         1.43        70.1       70.1
Fully Amortizing                    2          11,178,118       0.3%       6.5600        178        1.36        44.5        0.0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            236     $3,828,606,945     100.0%       5.8469        104        1.35X       71.0       66.8
=================================================================================================================================

ESCROW TYPES

                                              AGGREGATE
                                NUMBER OF      CUT-OFF     % OF INITIAL
                                 MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1
ESCROW TYPES                      LOANS      BALANCE ($)      BALANCE
-----------------------------------------------------------------------
Real Estate Tax                    170      2,221,860,806      58.0%
Replacement Reserves               154      2,050,742,578      53.6%
Insurance                          137      1,819,743,777      47.5%
TI/LC Reserves                      92      1,530,635,448      46.7%

LOCKBOX TYPES

                                              AGGREGATE
                                NUMBER OF      CUT-OFF     % OF INITIAL
                                 MORTGAGE  DATE PRINCIPAL  LOAN GROUP 1
LOCKBOX TYPES                     LOANS      BALANCE ($)      BALANCE
-----------------------------------------------------------------------
Hard                                54      1,746,008,124      45.6%
None at Closing, Springing
   Hard                             30        689,568,283      18.0%
Soft at Closing, Springing
   Hard                              6        210,750,000       5.5%
Soft                                 2         58,900,000       1.5%
-----------------------------------------------------------------------

                            ANNEX A-2 (LOAN GROUP 2)

LOAN SELLERS

                                                                                  WTD. AVG.
                                                                                  REMAINING
                                             AGGREGATE                             TERM TO                               WTD. AVG.
                                NUMBER OF  CUT-OFF DATE  % OF INITIAL  WTD. AVG.  MATURITY/                WTD. AVG.   MATURITY DATE
                                 MORTGAGE    PRINCIPAL   LOAN GROUP 2   MORTGAGE     ARD     WTD. AVG.   CUT-OFF DATE     OR ARD
MORTGAGE LOAN SELLER              LOANS     BALANCE ($)     BALANCE     RATE (%)    (MOS.)   DSCR (x)   LTV RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

IXIS                                 1      387,500,000      49.1%       6.0700      116       1.37          59.6          59.6
CRF                                 28      186,928,008      23.7%       5.8557      114       1.23          71.3          65.6
PNC                                 11      127,774,246      16.2%       6.0865      117       1.21          72.5          65.7
MLML                                 8       87,630,911      11.1%       6.1310      112       1.23          73.9          68.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165     100.0%       6.0287      115       1.29X         66.0          62.9
====================================================================================================================================

PROPERTY TYPES

                                                                              WTD. AVG.
                                                           % OF               REMAINING
                                              AGGREGATE   INITIAL              TERM TO                               WTD. AVG.
                                 NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.  MATURITY/               WTD. AVG.    MATURITY DATE
                                 MORTGAGED    PRINCIPAL   GROUP 2  MORTGAGE      ARD     WTD. AVG.  CUT-OFF DATE       OR ARD
PROPERTY TYPE                   PROPERTIES   Balance ($)  BALANCE   RATE (%)    (MOS.)    DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------

Multifamily                         50       768,635,649    97.3%    6.0259      115        1.30         66.0           63.0
Manufactured Housing                 4        21,197,516     2.7%    6.1311      117        1.22         68.7           60.3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             54      $789,833,165   100.0%    6.0287      115        1.29X        66.0           62.9
================================================================================================================================

PROPERTY STATE/LOCATION

                                                                              WTD. AVG.
                                                            % OF              REMAINING
                                              AGGREGATE   INITIAL              TERM TO                                WTD. AVG.
                                 NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.  MATURITY/                WTD. AVG.   MATURITY DATE
                                 MORTGAGED    PRINCIPAL   GROUP 2   MORTGAGE     ARD     WTD. AVG.   CUT-OFF DATE       OR ARD
PROPERTY STATE/LOCATION         PROPERTIES   BALANCE ($)  BALANCE   RATE (%)    (MOS.)    DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------

California                            5      424,688,160    53.8%    5.9985       115       1.35         59.5          59.2
Texas                                14      125,925,130    15.9%    6.0913       114       1.22         71.0          64.6
New York                              2       42,870,000     5.4%    5.7420       119       1.27         79.0          78.7
Nevada                                3       31,827,922     4.0%    6.2247       117       1.17         74.6          67.5
Missouri                              2       30,732,016     3.9%    6.1371       119       1.16         75.9          67.2
Alabama                               3       21,114,000     2.7%    5.9592       119       1.28         77.8          76.1
Wisconsin                             1       13,700,000     1.7%    6.1690       119       1.24         72.1          65.4
Alaska                                6       12,679,522     1.6%    6.5500       118       1.22         81.9          70.7
Michigan                              1       11,120,000     1.4%    6.0300       118       1.23         68.9          61.1
Virginia                              3        9,654,015     1.2%    5.9222       119       1.22         74.5          64.1
Indiana                               1        9,000,000     1.1%    6.0200        58       1.31         67.7          67.7
Minnesota                             1        8,646,028     1.1%    5.9800       117       1.18         74.5          66.9
Nebraska                              2        7,992,005     1.0%    5.9800       119       1.23         70.1          59.5
Arkansas                              3        7,621,480     1.0%    6.3489        72       1.24         77.4          73.1
Oklahoma                              1        7,292,579     0.9%    5.8900       119       1.21         79.9          67.6
Arizona                               1        5,925,000     0.8%    6.2900       116       1.21         69.3          63.0
Iowa                                  1        5,494,514     0.7%    5.9900       119       1.20         77.4          65.7
Ohio                                  1        5,190,669     0.7%    6.0840       118       1.23         58.1          49.5
North Carolina                        1        4,000,000     0.5%    5.7000       120       1.35         61.5          51.7
New Jersey                            1        2,450,000     0.3%    5.9790       118       1.21         62.8          58.8
Tennessee                             1        1,910,126     0.2%    6.5000       213       1.19         83.0          54.9
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              54     $789,833,165   100.0%    6.0287       115       1.29X        66.0          62.9
================================================================================================================================

                            ANNEX A-2 (LOAN GROUP 2)

CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                              WTD. AVG.
                                                           % OF               REMAINING
                                             AGGREGATE    INITIAL              TERM TO                                WTD. AVG.
RANGE OF                        NUMBER OF  CUT-OFF DATE    LOAN    WTD. AVG.  MATURITY/                WTD. AVG.   MATURITY DATE
CUT-OFF DATE PRINCIPAL           MORTGAGE    PRINCIPAL    GROUP 2   MORTGAGE     ARD     WTD. AVG.   CUT-OFF DATE     OR ARD
BALANCES ($)                      LOANS     BALANCE ($)   BALANCE   RATE (%)    (MOS.)    DSCR (x)  LTV RATIO (%)  LTV RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------

   914,000 - 3,499,999              13       28,597,402     3.6%     6.3270      111        1.25         70.2          61.7
 3,500,000 - 4,499,999               4       15,335,402     1.9%     5.8680      119        1.25         72.3          61.8
 4,500,000 - 5,499,999               5       26,198,065     3.3%     6.0361      119        1.26         68.5          58.2
 5,500,000 - 6,999,999               4       23,564,537     3.0%     6.1031      103        1.23         73.2          67.2
 7,000,000 - 9,999,999               8       65,598,239     8.3%     5.9692      104        1.23         69.2          62.3
10,000,000 - 12,999,999              2       23,799,522     3.0%     6.3070      118        1.22         75.8          66.2
13,000,000 - 19,999,999              7      107,650,000    13.6%     5.8224      117        1.22         69.1          64.8
20,000,000 - 387,500,000             5      499,090,000    63.2%     6.0517      117        1.33         63.6          62.6
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%     6.0287      115        1.29X        66.0          62.9
================================================================================================================================

Minimum: $914,000
Maximum: $387,500,000
Average: $16,454,858

MORTGAGE RATES (%)

                                                                             WTD. AVG.
                                                          % OF               REMAINING
                                             AGGREGATE   INITIAL              TERM TO                                WTD. AVG.
                                 NUMBER OF CUT-OFF DATE   LOAN    WTD. AVG.  MATURITY/                WTD. AVG.    MATURITY DATE
RANGE OF                         MORTGAGE    PRINCIPAL   GROUP 2   MORTGAGE     ARD     WTD. AVG.   CUT-OFF DATE      OR ARD
MORTGAGE RATES (%)                LOANS     BALANCE ($)  BALANCE   RATE (%)    (MOS.)   DSCR (x)   LTV RATIO (%)   LTV RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------

4.6500 - 5.7999                      6       80,415,611    10.2%    5.4585       113       1.23         70.9           68.3
5.8000 - 5.8999                      4       36,927,579     4.7%    5.8772       119       1.22         71.3           64.9
5.9000 - 6.0999                     17      496,637,462    62.9%    6.0566       115       1.34         61.9           60.6
6.1000 - 6.1999                      4       73,240,000     9.3%    6.1323       119       1.21         72.7           66.4
6.2000 - 6.8000                     17      102,612,513    13.0%    6.3210       112       1.21         75.4           67.1
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%    6.0287       115       1.29X        66.0           62.9
================================================================================================================================

Minimum: 4.6500
Maximum: 6.8000
Weighted Average: 6.0287

                            ANNEX A-2 (LOAN GROUP 2)

DEBT SERVICE COVERAGE RATIOS (x)

                                                           % OF                WTD. AVG.
                                             AGGREGATE   INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
RANGE OF                        NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
DEBT SERVICE COVERAGE            MORTGAGE    PRINCIPAL   GROUP 2   MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
RATIOS (x)                        LOANS     BALANCE ($)  BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------

1.12 - 1.19                          8      121,442,217    15.4%    5.9110        119         1.15       74.8         67.9
1.20 - 1.24                         24      155,738,183    19.7%    6.0804        114         1.22       72.0         64.1
1.25 - 1.29                          9       87,315,025    11.1%    5.8616        112         1.27       73.4         71.7
1.30 - 1.39                          6      420,044,874    53.2%    6.0730        115         1.37       59.9         59.5
1.40 - 1.43                          1        5,292,867     0.7%    6.4500        119         1.43       58.8         46.3
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%    6.0287        115         1.29x      66.0         62.9
==============================================================================================================================

Minimum:          1.12x
Maximum:          1.43x
Weighted Average: 1.29x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

                                                           % OF                WTD. AVG.
                                             AGGREGATE   INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
RANGE OF CUT-OFF DATE            MORTGAGE    PRINCIPAL   GROUP 2   MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
LOAN-TO-VALUE RATIOS (%)          LOANS     BALANCE ($)  BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------

49.90 - 70.00                       17      516,505,096    65.4%    6.0132        115         1.34       60.2         59.0
70.01 - 72.50                        3       25,292,005     3.2%    6.0454        119         1.23       71.4         63.2
72.51 - 75.00                        7       37,779,564     4.8%    5.9561        109         1.22       74.0         67.7
75.01 - 77.50                       10      103,452,363    13.1%    6.1289        117         1.17       76.4         68.4
77.51 - 83.00                       11      106,804,136    13.5%    6.0288        118         1.24       79.9         75.1
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%    6.0287        115         1.29x      66.0         62.9
==============================================================================================================================

Minimum:          49.90
Maximum:          83.00
Weighted Average: 66.03

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

                                                           % OF                WTD. AVG.
                                             AGGREGATE   INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
RANGE OF MATURITY DATE           MORTGAGE    PRINCIPAL   GROUP 2   MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
OR ARD LTV RATIOS (%)             LOANS     BALANCE ($)  BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------

41.70 - 60.00                       15      485,862,227    61.5%    6.0149        116         1.35       59.9         58.7
60.01 - 65.00                        6       48,482,031     6.1%    6.0180        118         1.22       69.7         61.9
65.01 - 67.50                        9       47,305,160     6.0%    6.0298        118         1.22       74.2         65.9
67.51 - 70.00                        9       83,609,489    10.6%    6.0426        112         1.19       75.5         68.7
70.01 - 80.00                        9      124,574,258    15.8%    6.0771        112         1.22       78.9         75.1
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%    6.0287        115         1.29x      66.0         62.9
==============================================================================================================================

Minimum:          41.70
Maximum:          80.00
Weighted Average: 62.95

                            ANNEX A-2 (LOAN GROUP 2)

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

                                                           % OF                WTD. AVG.
                                             AGGREGATE   INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
RANGE OF REMAINING               MORTGAGE    PRINCIPAL   GROUP 2   MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
TERMS TO MATURITY (MOS.)          LOANS     BALANCE ($)  BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------

 55 - 109                            5       27,635,347     3.5%    6.0835         57         1.27       66.7         64.8
110 - 213                           43      762,197,818    96.5%    6.0267        117         1.30       66.0         62.9
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%    6.0287        115         1.29x      66.0         62.9
==============================================================================================================================

Minimum:          55 mos.
Maximum:          213 mos.
Weighted Average: 115 mos.

REMAINING STATED AMORTIZATION TERMS

                                                           % OF                WTD. AVG.
                                             AGGREGATE   INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
RANGE OF REMAINING              NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
STATED AMORTIZATION              MORTGAGE    PRINCIPAL   GROUP 2   MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
TERMS (MOS.)                      LOANS     BALANCE ($)  BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------

Interest Only                        4      451,700,000    57.2%    6.0336        115         1.36       62.2         62.2
299 - 360                           40      287,261,527    36.4%    6.0171        116         1.22       71.0         63.6
361 - 420                            4       50,871,639     6.4%    6.0516        109         1.18       72.3         66.2
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%    6.0287        115         1.29x      66.0         62.9
==============================================================================================================================

Minimum:          299 mos.
Maximum:          420 mos.
Weighted Average: 366 mos.

AMORTIZATION TYPES

                                                           % OF                WTD. AVG.
                                             AGGREGATE   INITIAL               REMAINING              WTD. AVG.    WTD. AVG.
                                NUMBER OF  CUT-OFF DATE    LOAN   WTD. AVG.     TERM TO                CUT-OFF   MATURITY DATE
                                 MORTGAGE    PRINCIPAL   GROUP 2   MORTGAGE  MATURITY/ARD  WTD. AVG.   DATE LTV      OR ARD
AMORTIZATION TYPES                LOANS     BALANCE ($)  BALANCE   RATE (%)     (MOS.)      DSCR (x)  RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------

Interest Only                        4      451,700,000    57.2%    6.0336        115         1.36       62.2         62.2
IO-Balloon                          23      231,934,200    29.4%    5.9732        116         1.20       71.2         65.3
Balloon                             21      106,198,965    13.4%    6.1295        113         1.24       71.2         61.0
ARD                                  0                0     0.0%    0.0000          0         0.00        0.0          0.0
                                   ---     ------------   -----     ------        ---         ----       ----         ----
TOTAL/WEIGHTED AVERAGE:             48     $789,833,165   100.0%    6.0287        115         1.29x      66.0         62.9
==============================================================================================================================

ESCROW TYPES

                                                AGGREGATE CUT-OFF  % OF INITIAL
                                   NUMBER OF      DATE PRINCIPAL   LOAN GROUP 2
ESCROW TYPES                    MORTGAGE LOANS     BALANCE ($)        BALANCE
-------------------------------------------------------------------------------
Real Estate Tax                       48           789,833,165         100.0%
Insurance                             47           781,187,137          98.9%
Replacement Reserves                  44           393,446,318          49.8%

LOCKBOX TYPES

                                                AGGREGATE CUT-OFF  % OF INITIAL
                                   NUMBER OF      DATE PRINCIPAL   LOAN GROUP 2
LOCKBOX TYPES                   MORTGAGE LOANS     BALANCE ($)        BALANCE
-------------------------------------------------------------------------------
None at Closing, Springing
Hard                                   1           387,500,000         49.1%
Soft                                   2            26,679,522          3.4%
Annex A-3
Sonic Automotive II

Period	Date	Balance	Principal
0	6/1/2006	$14,900,000.00	$0.00
1	7/1/2006	$14,887,398.29	$12,601.71
2	8/1/2006	$14,877,553.75	$9,844.53
3	9/1/2006	$14,867,651.23	$9,902.53
4	10/1/2006	$14,854,865.10	$12,786.13
5	11/1/2006	$14,844,828.91	$10,036.18
6	12/1/2006	$14,831,912.68	$12,916.23
7	1/1/2007	$14,821,741.29	$10,171.39
8	2/1/2007	$14,811,509.98	$10,231.31
9	3/1/2007	$14,792,774.60	$18,735.38
10	4/1/2007	$14,782,372.65	$10,401.95
11	5/1/2007	$14,769,100.36	$13,272.29
12	6/1/2007	$14,758,558.95	$10,541.41
13	7/1/2007	$14,745,150.91	$13,408.05
14	8/1/2007	$14,734,468.41	$10,682.49
15	9/1/2007	$14,723,722.99	$10,745.42
16	10/1/2007	$14,710,116.35	$13,606.64
17	11/1/2007	$14,699,227.47	$10,888.88
18	12/1/2007	$14,685,481.19	$13,746.28
19	1/1/2008	$14,674,447.19	$11,034.00
20	2/1/2008	$14,663,348.19	$11,099.00
21	3/1/2008	$14,646,610.92	$16,737.27
22	4/1/2008	$14,635,347.94	$11,262.98
23	5/1/2008	$14,621,237.49	$14,110.45
24	6/1/2008	$14,609,825.04	$11,412.45
25	7/1/2008	$14,595,569.09	$14,255.95
26	8/1/2008	$14,584,005.43	$11,563.66
27	9/1/2008	$14,572,373.65	$11,631.78
28	10/1/2008	$14,557,904.19	$14,469.46
29	11/1/2008	$14,546,118.65	$11,785.54
30	12/1/2008	$14,531,499.52	$14,619.13
31	1/1/2009	$14,519,558.44	$11,941.08
32	2/1/2009	$14,507,547.01	$12,011.43
33	3/1/2009	$14,487,194.31	$20,352.70
34	4/1/2009	$14,474,992.23	$12,202.08
35	5/1/2009	$14,459,967.62	$15,024.61
36	6/1/2009	$14,447,605.15	$12,362.47
37	7/1/2009	$14,432,424.41	$15,180.74
38	8/1/2009	$14,419,899.69	$12,524.72
39	9/1/2009	$14,407,301.18	$12,598.50
40	10/1/2009	$14,391,890.68	$15,410.51
41	11/1/2009	$14,379,127.18	$12,763.50
42	12/1/2009	$14,363,556.05	$15,571.12
43	1/1/2010	$14,350,625.64	$12,930.42
44	2/1/2010	$14,337,619.05	$13,006.59
45	3/1/2010	$14,316,362.20	$21,256.85
46	4/1/2010	$14,303,153.78	$13,208.43

Period	Date	Balance	Principal
47	5/1/2010	$14,287,149.54	$16,004.23
48	6/1/2010	$14,273,769.02	$13,380.52
49	7/1/2010	$14,257,597.27	$16,171.75
50	8/1/2010	$14,244,042.67	$13,554.60
51	9/1/2010	$14,230,408.22	$13,634.45
52	10/1/2010	$14,213,989.27	$16,418.94
53	11/1/2010	$14,200,177.78	$13,811.49
54	12/1/2010	$14,183,586.49	$16,591.28
55	1/1/2011	$14,169,595.90	$13,990.59
56	2/1/2011	$14,155,522.89	$14,073.01
57	3/1/2011	$14,133,297.16	$22,225.74
58	4/1/2011	$14,119,010.32	$14,286.84
59	5/1/2011	$14,101,956.31	$17,054.01
60	6/1/2011	$14,087,485.85	$14,471.46
61	7/1/2011	$14,063,991.62	$23,493.23
62	8/1/2011	$14,043,037.01	$20,954.61
63	9/1/2011	$14,021,958.96	$21,078.05
64	10/1/2011	$13,998,092.18	$23,866.78
65	11/1/2011	$13,976,749.37	$21,342.81
66	12/1/2011	$13,952,624.86	$24,124.51
67	1/1/2012	$13,931,014.20	$21,610.65
68	2/1/2012	$13,909,276.24	$21,737.96
69	3/1/2012	$13,882,123.93	$27,152.31
70	4/1/2012	$13,860,097.96	$22,025.97
71	5/1/2012	$13,835,308.44	$24,789.52
72	6/1/2012	$13,813,006.69	$22,301.75
73	7/1/2012	$13,787,948.71	$25,057.98
74	8/1/2012	$13,765,367.97	$22,580.74
75	9/1/2012	$13,742,654.21	$22,713.76
76	10/1/2012	$13,717,195.17	$25,459.05
77	11/1/2012	$13,694,197.63	$22,997.54
78	12/1/2012	$13,668,462.34	$25,735.29
79	1/1/2013	$13,645,177.72	$23,284.62
80	2/1/2013	$13,621,755.94	$23,421.78
81	3/1/2013	$13,590,430.64	$31,325.29
82	4/1/2013	$13,566,686.35	$23,744.29
83	5/1/2013	$13,540,224.14	$26,462.21
84	6/1/2013	$13,516,184.09	$24,040.05
85	7/1/2013	$13,489,433.97	$26,750.12
86	8/1/2013	$13,465,094.72	$24,339.25
87	9/1/2013	$13,440,612.10	$24,482.63
88	10/1/2013	$13,413,431.16	$27,180.94
89	11/1/2013	$13,388,644.19	$24,786.97
90	12/1/2013	$13,361,166.98	$27,477.20
91	1/1/2014	$13,336,072.13	$25,094.85
92	2/1/2014	$13,310,829.45	$25,242.68
93	3/1/2014	$13,277,849.79	$32,979.66
94	4/1/2014	$13,252,264.13	$25,585.66
95	5/1/2014	$13,224,009.45	$28,254.68

Period	Date	Balance	Principal
96	6/1/2014	$13,198,106.62	$25,902.83
97	7/1/2014	$13,169,543.20	$28,563.42
98	8/1/2014	$13,143,319.51	$26,223.68
99	9/1/2014	$13,116,941.35	$26,378.16
100	10/1/2014	$13,087,915.22	$29,026.13
101	11/1/2014	$13,061,210.68	$26,704.54
102	12/1/2014	$13,031,866.84	$29,343.84
103	1/1/2015	$13,004,832.12	$27,034.71
104	2/1/2015	$12,977,638.15	$27,193.97
105	3/1/2015	$12,942,885.65	$34,752.50
106	4/1/2015	$12,915,326.77	$27,558.89
107	5/1/2015	$12,885,151.26	$30,175.50
108	6/1/2015	$12,857,252.27	$27,898.99
109	7/1/2015	$12,826,745.69	$30,506.58
110	8/1/2015	$12,798,502.64	$28,243.05
111	9/1/2015	$12,770,093.21	$28,409.43
112	10/1/2015	$12,739,089.75	$31,003.46
113	11/1/2015	$12,710,330.33	$28,759.42
114	12/1/2015	$12,678,986.17	$31,344.16
115	1/1/2016	$12,649,872.69	$29,113.48
116	2/1/2016	$12,620,587.70	$29,284.99
117	3/1/2016	$12,586,333.68	$34,254.03
118	4/1/2016	$12,556,674.39	$29,659.29
119	5/1/2016	$12,524,454.27	$32,220.12
120	6/1/2016	$0.00	$12,524,454.27

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Annex A-4
Sonoma Ridge Apartments Amortization Schedule

Period	Date	Ending Balance	Principal	Interest
0	10/8/2006	$19,500,000.00	$0.00	$0.00
1	11/8/2006	$19,500,000.00	$0.00	$78,081.25
2	12/8/2006	$19,500,000.00	$0.00	$75,562.50
3	1/8/2007	$19,500,000.00	$0.00	$78,081.25
4	2/8/2007	$19,500,000.00	$0.00	$78,081.25
5	3/8/2007	$19,500,000.00	$0.00	$75,525.00
6	4/8/2007	$19,500,000.00	$0.00	$78,081.25
7	5/8/2007	$19,500,000.00	$0.00	$75,562.50
8	6/8/2007	$19,500,000.00	$0.00	$78,081.25
9	7/8/2007	$19,500,000.00	$0.00	$75,562.50
10	8/8/2007	$19,500,000.00	$0.00	$78,081.25
11	9/8/2007	$19,500,000.00	$0.00	$78,081.25
12	10/8/2007	$19,500,000.00	$0.00	$75,562.50
13	11/8/2007	$19,500,000.00	$0.00	$80,600.00
14	12/8/2007	$19,500,000.00	$0.00	$78,000.00
15	1/8/2008	$19,500,000.00	$0.00	$80,600.00
16	2/8/2008	$19,500,000.00	$0.00	$80,600.00
17	3/8/2008	$19,500,000.00	$0.00	$75,400.00
18	4/8/2008	$19,500,000.00	$0.00	$80,600.00
19	5/8/2008	$19,500,000.00	$0.00	$78,000.00
20	6/8/2008	$19,500,000.00	$0.00	$80,600.00
21	7/8/2008	$19,500,000.00	$0.00	$78,000.00
22	8/8/2008	$19,500,000.00	$0.00	$80,600.00
23	9/8/2008	$19,500,000.00	$0.00	$80,600.00
24	10/8/2008	$19,500,000.00	$0.00	$78,000.00
25	11/8/2008	$19,500,000.00	$0.00	$88,827.92
26	12/8/2008	$19,500,000.00	$0.00	$85,962.50
27	1/8/2009	$19,500,000.00	$0.00	$88,827.92
28	2/8/2009	$19,500,000.00	$0.00	$88,827.92
29	3/8/2009	$19,500,000.00	$0.00	$80,231.67
30	4/8/2009	$19,500,000.00	$0.00	$88,827.92
31	5/8/2009	$19,500,000.00	$0.00	$85,962.50
32	6/8/2009	$19,500,000.00	$0.00	$88,827.92
33	7/8/2009	$19,500,000.00	$0.00	$85,962.50
34	8/8/2009	$19,500,000.00	$0.00	$88,827.92
35	9/8/2009	$19,500,000.00	$0.00	$88,827.92
36	10/8/2009	$19,500,000.00	$0.00	$85,962.50
37	11/8/2009	$19,500,000.00	$0.00	$98,902.92
38	12/8/2009	$19,500,000.00	$0.00	$95,712.50
39	1/8/2010	$19,500,000.00	$0.00	$98,902.92
40	2/8/2010	$19,500,000.00	$0.00	$98,902.92
41	3/8/2010	$19,500,000.00	$0.00	89,331.67
42	4/8/2010	$19,500,000.00	$0.00	$98,902.92
43	5/8/2010	$19,500,000.00	$0.00	$95,712.50
44	6/8/2010	$19,500,000.00	$0.00	$98,902.92
45	7/8/2010	$19,500,000.00	$0.00	$95,712.50
46	8/8/2010	$19,500,000.00	$0.00	$98,902.92

Period	Date	Ending Balance	Principal	Interest
47	9/8/2010	$19,500,000.00	$0.00	$98,902.92
48	10/8/2010	$19,500,000.00	$0.00	$95,712.50
49	11/8/2010	$19,500,000.00	$0.00	$98,902.92
50	12/8/2010	$19,500,000.00	$0.00	$95,712.50
51	1/8/2011	$19,500,000.00	$0.00	$98,902.92
52	2/8/2011	$19,500,000.00	$0.00	$98,902.92
53	3/8/2011	$19,500,000.00	$0.00	$89,331.67
54	4/8/2011	$19,500,000.00	$0.00	$98,902.92
55	5/8/2011	$19,500,000.00	$0.00	$95,712.50
56	6/8/2011	$19,500,000.00	$0.00	$98,902.92
57	7/8/2011	$19,500,000.00	$0.00	$95,712.50
58	8/8/2011	$19,500,000.00	$0.00	$98,902.92
59	9/8/2011	$19,500,000.00	$0.00	$98,902.92
60	10/8/2011	$19,500,000.00	$0.00	$95,712.50
61	11/8/2011	$19,483,366.05	$16,633.95	$98,902.92
62	12/8/2011	$19,463,460.03	$19,906.01	$95,630.86
63	1/8/2012	$19,446,640.75	$16,819.28	$98,717.59
64	2/8/2012	$19,429,736.16	$16,904.59	$98,632.28
65	3/8/2012	$19,406,387.99	$23,348.17	$92,188.70
66	4/8/2012	$19,389,279.24	$17,108.75	$98,428.12
67	5/8/2012	$19,368,911.42	$20,367.82	$95,169.05
68	6/8/2012	$19,351,612.59	$17,298.83	$98,238.04
69	7/8/2012	$19,331,059.89	$20,552.70	$94,984.17
70	8/8/2012	$19,313,569.08	$17,490.81	$98,046.06
71	9/8/2012	$19,295,989.56	$17,579.52	$97,957.35
72	10/8/2012	$19,275,163.84	$20,825.72	$94,711.15
73	11/8/2012	$19,257,389.53	$17,774.31	$97,762.56
74	12/8/2012	$19,236,374.34	$21,015.18	$94,521.69
75	1/8/2013	$19,218,403.30	$17,971.05	$97,565.82
76	2/8/2013	$19,200,341.10	$18,062.20	$97,474.67
77	3/8/2013	$19,172,763.13	$27,577.97	$87,958.90
78	4/8/2013	$19,154,469.45	$18,293.68	$97,243.19
79	5/8/2013	$19,132,949.10	$21,520.35	$94,016.52
80	6/8/2013	$19,114,453.48	$18,495.62	$97,041.25
81	7/8/2013	$19,092,736.72	$21,716.76	$93,820.11
82	8/8/2013	$19,074,037.15	$18,699.57	$96,837.30
83	9/8/2013	$19,055,242.74	$18,794.41	$96,742.46
84	10/8/2013	$19,033,235.35	$22,007.39	$93,529.48
85	11/8/2013	$19,014,233.99	$19,001.36	$96,535.51
86	12/8/2013	$18,992,025.32	$22,208.67	$93,328.20
87	1/8/2014	$18,972,814.95	$19,210.37	$96,326.50
88	2/8/2014	$18,953,507.14	$19,307.81	$96,229.06
89	3/8/2014	$18,924,798.39	$28,708.75	$86,828.12
90	4/8/2014	$18,905,247.05	$19,551.34	$95,985.53
91	5/8/2014	$18,882,503.43	$22,743.62	$92,793.25
92	6/8/2014	$18,862,737.57	$19,765.86	$95,771.01
93	7/8/2014	$18,839,785.31	$22,952.27	$92,584.60
94	8/8/2014	$18,819,802.78	$19,982.53	$95,554.34
95	9/8/2014	$18,799,718.90	$20,083.88	$95,452.99

Period	Date	Ending Balance	Principal	Interest
96	10/8/2014	$18,776,457.32	$23,261.58	$92,275.29
97	11/8/2014	$18,756,153.60	$20,303.72	$95,233.15
98	12/8/2014	$18,732,678.18	$23,475.42	$92,061.45
99	1/8/2015	$18,712,152.42	$20,525.77	$95,011.10
100	2/8/2015	$18,691,522.54	$20,629.87	$94,907.00
101	3/8/2015	$18,661,613.62	$29,908.93	$85,627.94
102	4/8/2015	$18,640,727.41	$20,886.20	$94,650.67
103	5/8/2015	$18,616,685.45	$24,041.97	$91,494.90
104	6/8/2015	$18,595,571.37	$21,114.08	$94,422.79
105	7/8/2015	$18,571,307.76	$24,263.61	$91,273.26
106	8/8/2015	$18,549,963.54	$21,344.23	$94,192.64
107	9/8/2015	$18,528,511.05	$21,452.49	$94,084.38
108	10/8/2015	$18,503,918.29	$24,592.76	$90,944.11
109	11/8/2015	$18,482,232.26	$21,686.02	$93,850.85
110	12/8/2015	$18,457,412.35	$24,819.91	$90,716.96
111	1/8/2016	$18,435,490.45	$21,921.90	$93,614.97
112	2/8/2016	$18,413,457.36	$22,033.09	$93,503.78
113	3/8/2016	$18,385,287.23	$28,170.13	$87,366.74
114	4/8/2016	$18,362,999.52	$22,287.71	$93,249.16
115	5/8/2016	$18,337,594.37	$25,405.15	$90,131.72
116	6/8/2016	$18,315,064.76	$22,529.61	$93,007.26
117	7/8/2016	$18,289,424.34	$25,640.43	$89,896.44
118	8/8/2016	$18,266,650.41	$22,773.93	$92,762.94
119	9/8/2016	$18,243,760.98	$22,889.43	$92,647.44
120	10/8/2016	$0.00	$18,243,760.98	$89,546.46

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Annex A-5
Elm Ridge Center Amortization Schedule

Period	Date	Ending Balance	Principal	Interest
0	5/1/2006	$32,900,000.00	$0.00	$38,127.44
1	6/8/2006	$32,872,443.27	$27,556.73	$168,850.11
2	7/8/2006	$32,839,302.90	$33,140.37	$163,266.47
3	8/8/2006	$32,811,434.66	$27,868.24	$168,538.60
4	9/8/2006	$32,783,423.39	$28,011.27	$168,395.57
5	10/8/2006	$32,749,840.89	$33,582.50	$162,824.34
6	11/8/2006	$32,721,513.51	$28,327.38	$168,079.46
7	12/8/2006	$32,687,623.52	$33,889.99	$162,516.85
8	1/8/2007	$32,658,976.83	$28,646.69	$167,760.15
9	2/8/2007	$32,630,183.12	$28,793.71	$167,613.13
10	3/8/2007	$32,585,035.31	$45,147.81	$151,259.03
11	4/8/2007	$32,555,862.11	$29,173.20	$167,233.64
12	5/8/2007	$32,521,149.39	$34,712.72	$161,694.12
13	6/8/2007	$32,491,648.32	$29,501.07	$166,905.77
14	7/8/2007	$32,456,616.67	$35,031.65	$161,375.19
15	8/8/2007	$32,426,784.40	$29,832.27	$166,574.57
16	9/8/2007	$32,396,799.02	$29,985.38	$166,421.46
17	10/8/2007	$32,361,296.28	$35,502.74	$160,904.10
18	11/8/2007	$32,330,974.80	$30,321.48	$166,085.36
19	12/8/2007	$32,295,145.13	$35,829.67	$160,577.17
20	1/8/2008	$32,264,484.15	$30,660.98	$165,745.86
21	2/8/2008	$32,233,665.81	$30,818.34	$165,588.50
22	3/8/2008	$32,192,016.38	$41,649.43	$154,757.41
23	4/8/2008	$32,160,826.12	$31,190.26	$165,216.58
24	5/8/2008	$32,124,151.38	$36,674.74	$159,732.10
25	6/8/2008	$32,092,612.82	$31,538.56	$164,868.28
26	7/8/2008	$32,055,599.29	$37,013.53	$159,393.31
27	8/8/2008	$32,023,708.91	$31,890.38	$164,516.46
28	9/8/2008	$31,991,654.86	$32,054.05	$164,352.79
29	10/8/2008	$31,954,139.91	$37,514.95	$158,891.89
30	11/8/2008	$31,921,728.82	$32,411.09	$163,995.75
31	12/8/2008	$31,883,866.57	$37,862.25	$158,544.59
32	1/8/2009	$31,851,094.82	$32,771.75	$163,635.09
33	2/8/2009	$31,818,154.88	$32,939.94	$163,466.90
34	3/8/2009	$31,769,242.86	$48,912.02	$147,494.82
35	4/8/2009	$31,735,882.83	$33,360.03	$163,046.81
36	5/8/2009	$31,697,097.54	$38,785.29	$157,621.55
37	6/8/2009	$31,697,097.54	$0.00	$162,676.55
38	7/8/2009	$31,697,097.54	$0.00	$157,428.92
39	8/8/2009	$31,697,097.54	$0.00	$162,676.55
40	9/8/2009	$31,697,097.54	$0.00	$162,676.55
41	10/8/2009	$31,697,097.54	$0.00	$157,428.92
42	11/8/2009	$31,697,097.54	$0.00	$162,676.55
43	12/8/2009	$31,697,097.54	$0.00	$157,428.92
44	1/8/2010	$31,697,097.54	$0.00	$162,676.55
45	2/8/2010	$31,697,097.54	$0.00	$162,676.55
46	3/8/2010	$31,697,097.54	$0.00	$146,933.66

Period	Date	Ending Balance	Principal	Interest
47	4/8/2010	$31,697,097.54	$0.00	$162,676.55
48	5/8/2010	$31,697,097.54	$0.00	$157,428.92
49	6/8/2010	$31,697,097.54	$0.00	$162,676.55
50	7/8/2010	$31,697,097.54	$0.00	$157,428.92
51	8/8/2010	$31,697,097.54	$0.00	$162,676.55
52	9/8/2010	$31,697,097.54	$0.00	$162,676.55
53	10/8/2010	$31,697,097.54	$0.00	$157,428.92
54	11/8/2010	$31,697,097.54	$0.00	$162,676.55
55	12/8/2010	$31,697,097.54	$0.00	$157,428.92
56	1/8/2011	$31,697,097.54	$0.00	$162,676.55
57	2/8/2011	$31,697,097.54	$0.00	$162,676.55
58	3/8/2011	$31,697,097.54	$0.00	$146,933.66
59	4/8/2011	$31,697,097.54	$0.00	$162,676.55
60	5/8/2011	$31,697,097.54	$0.00	$157,428.92
61	6/8/2011	$31,697,097.54	$0.00	$162,676.55
62	7/8/2011	$31,697,097.54	$0.00	$157,428.92
63	8/8/2011	$31,697,097.54	$0.00	$162,676.55
64	9/8/2011	$31,697,097.54	$0.00	$162,676.55
65	10/8/2011	$31,697,097.54	$0.00	$157,428.92
66	11/8/2011	$31,697,097.54	$0.00	$162,676.55
67	12/8/2011	$31,697,097.54	$0.00	$157,428.92
68	1/8/2012	$31,697,097.54	$0.00	$162,676.55
69	2/8/2012	$31,697,097.54	$0.00	$162,676.55
70	3/8/2012	$31,697,097.54	$0.00	$152,181.29
71	4/8/2012	$31,697,097.54	$0.00	$162,676.55
72	5/8/2012	$31,697,097.54	$0.00	$157,428.92
73	6/8/2012	$31,663,367.25	$33,730.29	$162,676.55
74	7/8/2012	$31,624,221.80	$39,145.45	$157,261.39
75	8/8/2012	$31,590,117.49	$34,104.31	$162,302.53
76	9/8/2012	$31,555,838.15	$34,279.34	$162,127.50
77	10/8/2012	$31,516,158.64	$39,679.51	$156,727.33
78	11/8/2012	$31,481,499.73	$34,658.91	$161,747.93
79	12/8/2012	$31,441,451.01	$40,048.72	$156,358.12
80	1/8/2013	$31,406,408.68	$35,042.33	$161,364.51
81	2/8/2013	$31,371,186.51	$35,222.17	$161,184.67
82	3/8/2013	$31,320,202.55	$50,983.96	$145,422.88
83	4/8/2013	$31,284,537.95	$35,664.60	$160,742.24
84	5/8/2013	$31,243,510.98	$41,026.97	$155,379.87
85	6/8/2013	$31,207,452.78	$36,058.20	$160,348.64
86	7/8/2013	$31,166,042.96	$41,409.82	$154,997.02
87	8/8/2013	$31,129,587.18	$36,455.78	$159,951.06
88	9/8/2013	$31,092,944.30	$36,642.88	$159,763.96
89	10/8/2013	$31,050,965.75	$41,978.55	$154,428.29
90	11/8/2013	$31,013,919.37	$37,046.38	$159,360.46
91	12/8/2013	$30,971,548.33	$42,371.04	$154,035.80
92	1/8/2014	$30,934,094.36	$37,453.97	$158,952.87
93	2/8/2014	$30,896,448.17	$37,646.19	$158,760.65
94	3/8/2014	$30,843,263.53	$53,184.64	$143,222.20
95	4/8/2014	$30,805,151.17	$38,112.36	$158,294.48

Period	Date	Ending Balance	Principal	Interest
96	5/8/2014	$30,761,743.25	$43,407.92	$152,998.92
97	6/8/2014	$30,723,212.51	$38,530.74	$157,876.10
98	7/8/2014	$30,679,397.63	$43,814.88	$152,591.96
99	8/8/2014	$30,640,444.28	$38,953.35	$157,453.49
100	9/8/2014	$30,601,291.01	$39,153.27	$157,253.57
101	10/8/2014	$30,556,870.58	$44,420.43	$151,986.41
102	11/8/2014	$30,517,288.39	$39,582.19	$156,824.65
103	12/8/2014	$30,472,450.75	$44,837.64	$151,569.20
104	1/8/2015	$30,432,435.30	$40,015.45	$156,391.39
105	2/8/2015	$30,392,214.48	$40,220.82	$156,186.02
106	3/8/2015	$30,336,692.44	$55,522.04	$140,884.80
107	4/8/2015	$30,295,980.25	$40,712.19	$155,694.65
108	5/8/2015	$30,250,043.45	$45,936.80	$150,470.04
109	6/8/2015	$30,208,886.56	$41,156.89	$155,249.95
110	7/8/2015	$30,162,517.19	$46,369.37	$150,037.47
111	8/8/2015	$30,120,911.09	$41,606.10	$154,800.74
112	9/8/2015	$30,079,091.46	$41,819.63	$154,587.21
113	10/8/2015	$30,032,077.44	$47,014.02	$149,392.82
114	11/8/2015	$29,989,801.90	$42,275.54	$154,131.30
115	12/8/2015	$29,942,344.41	$47,457.49	$148,949.35
116	1/8/2016	$29,899,608.34	$42,736.07	$153,670.77
117	2/8/2016	$29,856,652.93	$42,955.41	$153,451.43
118	3/8/2016	$29,803,591.20	$53,061.73	$143,345.11
119	4/8/2016	$29,760,143.01	$43,448.19	$152,958.65
120	5/8/2016	$0.00	$29,760,143.01	$147,808.71

[THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX B

            CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES

LOAN #  ORIGINATOR                   PROPERTY NAME                              STREET ADDRESS              CITY             STATE
----------------------------------------------------------------------------------------------------------------------------------

  1        IXIS     Park La Brea Apartments                         6200 West Third Street                  Los Angeles        CA
  19       CRF      Mansions at Technology Park                     2 River Chase                           North Greenbush    NY
  32       MLML     Club at Desert Pines                            3700 East Bonanza Road                  Las Vegas          NV
  43       PNC      The Manor Homes of Arbor Walk                   1318 SW Manor Lake Dr                   Lee's Summit       MO
  44       PNC      Colonial Village at Haverhill Apt Homes         12222 Vance Jackson Road                San Antonio        TX
  56       CRF      Sonoma Ridge Apartments                         2900 Saint Paul Drive                   Santa Rosa         CA
  70       PNC      Merrywood Apartment Homes                       22400 Westheimer Parkway                Katy               TX
  85       PNC      Wynhaven - Hollister Apartments                 7740 West Little York                   Houston            TX
  88       PNC      Franciscan at Bear Creek Apartments             1600 Village Drive                      Euless             TX
  93       MLML     Regents Walk                                    726 Raleigh Court                       Homewood           AL
  96       CRF      Victorian Quarters at Team Ranch                8889 Cook Ranch Road                    Benbrook           TX
  99       MLML     Presidio Square                                 5401 West Presidio Lane                 Milwaukee          WI
 103       CRF      Lythgoe MFH Portfolio                           Various                                 Anchorage          AK
103.01     CRF      80th Avenue                                     2001-2171 West 80th Avenue              Anchorage          AK
103.02     CRF      Strawberry                                      2100-2110 Strawberry Road               Anchorage          AK
103.03     CRF      Woburn                                          7321-7327 Woburn Circle                 Anchorage          AK
103.04     CRF      64th Avenue                                     2625-2651 East 64th Avenue              Anchorage          AK
103.05     CRF      Lunar                                           3855 Lunar Drive                        Anchorage          AK
103.06     CRF      Bearfoot                                        7100 Bearfoot Drive                     Anchorage          AK
 114       CRF      Choice - Northtowne MHP                         6255 Telegraph Road                     Erie               MI
 128       CRF      Victoria Park Apartments                        8600 South Course                       Houston            TX
 131       MLML     The Pointe at St. Joseph's                      307 East LaSalle Avenue                 South Bend         IN
 137       MLML     LaSalle Apartments                              36 South 9th Street                     Minneapolis        MN
 143       MLML     3515 Arlene Drive                               3515 Arlene Drive                       Branson            MO
 145       PNC      Heritage Park Apartments - Azusa                850 South Vincent Avenue                Azusa              CA
 147       PNC      Georgetown Apartments & The Willows Apartments  7110 Van Dorn Street, 1800 Know Street  Lincoln            NE
147.01     PNC      The Willows Apartments                          1800 Know Street                        Lincoln            NE
147.02     PNC      Georgetown Apartments                           7110 Van Dorn Street                    Lincoln            NE
 153       PNC      Twin Creek Apartments                           1300 Creekside Drive                    Norman             OK
 157       CRF      Foothill Courtyard Apartments                   1360 Foothill Drive                     Vista              CA
 168       CRF      Willow Ridge Apartments                         500 Old Farm Lane                       Prattville         AL
 169       PNC      Creekwood Apartments - Houston                  11911 Northwest Freeway                 Houston            TX
 170       CRF      Canyon Walk Apartments                          1502 West Glendale Avenue               Phoenix            AZ
 178       PNC      River Oaks Apartments - Arlington               711 Brentford Place                     Arlington          TX
 184       CRF      Town Square                                     930 School Street                       Des Moines         IA
 187       MLML     Doux Chene                                      2101 Harvey Mitchell Parkway South      College Station    TX
 189       CRF      Warehouse Apartments                            405 Cross Street                        College Station    TX
 190       CRF      Choice - Marysville MHP                         506 North Main Street                   Marysville         OH
 192       CRF      Courtyard at Exchange Alley                     1323 East Main Street                   Richmond           VA
 204       CRF      Ticon-Taylor's Pond Apartments                  401 Archdale Drive                      Durham             NC
 207       CRF      Wood Ridge Apartments                           1900 Burton Drive                       Austin             TX
 217       CRF      Casa Claire                                     1125 Hillcrest Street                   Mesquite           TX
 221       CRF      Wynwood Apartments                              1267 A Nelson Street                    Richmond           VA
 228       CRF      Pebble Creek Apts                               1454 Hussman Avenue                     Gardnerville       NV
 238       CRF      Timbers Apartments                              1224 North Albert Pike Avenue           Fort Smith         AR
 244       CRF      The Village Apartments                          3600 Kinkead Avenue                     Fort Smith         AR
 245       CRF      Arrowhead MHP                                   4175 West 4th Street                    Reno               NV
 247       CRF      Laurel Canyon Apartments                        6901 Laurel Canyon Boulevard            North Hollywood    CA
 250       MLML     Beech Kearny Apartments                         91 Beech Street                         Kearny             NJ
 256       CRF      Holiday Acres                                   2701 Leary Lane                         Victoria           TX
 261       CRF      Longfellow Apartments                           1215 Longfellow                         Beaumont           TX
 262       CRF      Vineyards on Garland Apartments                 2000 North Garland Avenue               Fayetteville       AR
 266       PNC      Stone Ridge Apartments                          1020 West 37th Street                   Chattanooga        TN
 268       CRF      Jefferson Manor Townhomes                       1-37 Jefferson Court                    Fairport           NY
 280       CRF      Collindale Apartments                           5223 Collindale Road                    Richmond           VA
 283       CRF      Fairways Apartments                             1237 38th Street South                  Birmingham         AL

                                                                                                          CUT-OFF DATE   LOAN
                                     NUMBER OF        PROPERTY             PROPERTY         CUT-OFF DATE     BALANCE     GROUP
LOAN #  ZIP CODE       COUNTY       PROPERTIES          TYPE                SUBTYPE          BALANCE ($)  PER UNIT ($)  1 OR 2
------------------------------------------------------------------------------------------------------------------------------

  1       90036   Los Angeles            1      Multifamily           Garden and High-Rise   387,500,000   182,869.28      2
  19      12144   Rensselaer             1      Multifamily           Garden                  41,000,000   105,128.21      2
  32      89110   Clark                  1      Multifamily           Garden                  26,000,000    63,569.68      2
  43      64082   Jackson                1      Multifamily           Garden                  22,390,000    79,964.29      2
  44      78230   Bexar                  1      Multifamily           Garden                  22,200,000    68,944.10      2
  56      95405   Sonoma                 1      Multifamily           Garden                  19,500,000   108,333.33      2
  70      77450   Fort Bend County       1      Multifamily           Garden                  16,800,000    73,684.21      2
  85      77040   Harris                 1      Multifamily           Garden                  14,950,000    46,284.83      2
  88      76039   Tarrant                1      Multifamily           Garden                  14,500,000    54,924.24      2
  93      35209   Jefferson              1      Multifamily           Garden                  14,200,000    64,840.18      2
  96      76126   Tarrant                1      Multifamily           Garden                  14,000,000    56,451.61      2
  99      53223   Milwaukee              1      Multifamily           Garden                  13,700,000    55,241.94      2
 103     Various  Anchorage              6      Multifamily           Garden                  12,679,522    72,042.74      2
103.01    99502   Anchorage              1      Multifamily           Garden                   7,714,557                   2
103.02    99502   Anchorage              1      Multifamily           Garden                   1,713,603                   2
103.03    99502   Anchorage              1      Multifamily           Garden                   1,153,618                   2
103.04    99507   Anchorage              1      Multifamily           Garden                   1,108,567                   2
103.05    99504   Anchorage              1      Multifamily           Garden                     497,572                   2
103.06    99502   Anchorage              1      Multifamily           Garden                     491,604                   2
 114      48133   Monroe                 1      Manufactured Housing  Mobile Home Park        11,120,000    28,958.33      2
 128      77099   Harris                 1      Multifamily           Garden                   9,135,000    23,483.29      2
 131      46617   St. Joseph             1      Multifamily           Garden                   9,000,000    44,554.46      2
 137      55402   Hennepin               1      Multifamily           Mid/High Rise            8,646,028    71,454.78      2
 143      65616   Taney                  1      Multifamily           Garden                   8,342,016    59,585.83      2
 145      91702   Los Angeles            1      Multifamily           Garden                   8,100,000    92,045.45      2
 147     Various  Lancaster              2      Multifamily           Garden                   7,992,005    30,272.75      2
147.01    68521   Lancaster              1      Multifamily           Garden                   4,276,424                   2
147.02    68506   Lancaster              1      Multifamily           Garden                   3,715,581                   2
 153      73071   Cleveland County       1      Multifamily           Garden                   7,292,579    39,633.58      2
 157      92084   San Diego              1      Multifamily           Garden                   7,090,611    65,653.80      2
 168      36066   Elmore                 1      Multifamily           Garden                   6,000,000    62,500.00      2
 169      77092   Harris                 1      Multifamily           Garden                   5,989,537    21,015.92      2
 170      85021   Maricopa               1      Multifamily           Garden                   5,925,000    35,692.77      2
 178      76006   Tarrant                1      Multifamily           Garden                   5,650,000    30,053.19      2
 184      50309   Polk                   1      Multifamily           Garden                   5,494,514    38,156.35      2
 187      77840   Brazos                 1      Multifamily           Garden                   5,292,867    15,036.55      2
 189      77840   Brazos                 1      Multifamily           Student Housing          5,225,000   111,170.21      2
 190      43040   Union                  1      Manufactured Housing  Mobile Home Park         5,190,669    16,962.97      2
 192      23219   Richmond City          1      Multifamily           Garden                   4,995,015    99,900.30      2
 204      27707   Durham                 1      Multifamily           Garden                   4,000,000    55,555.56      2
 207      78741   Travis                 1      Multifamily           Garden                   3,996,063    29,821.37      2
 217      75149   Dallas                 1      Multifamily           Garden                   3,739,338    23,370.86      2
 221      23231   Richmond City          1      Multifamily           Garden                   3,600,000    30,000.00      2
 228      89410   Polk                   1      Multifamily           Garden                   3,291,076    65,821.51      2
 238      72904   Sebastian              1      Multifamily           Garden                   2,980,000    20,135.14      2
 244      72903   Sebastian              1      Multifamily           Garden                   2,575,200    17,638.36      2
 245      89523   Washoe                 1      Manufactured Housing  Mobile Home Park         2,536,847    41,587.65      2
 247      91605   Los Angeles            1      Multifamily           Garden                   2,497,549   104,064.55      2
 250      7032    Hudson                 1      Multifamily           Mid Rise                 2,450,000    58,333.33      2
 256      77901   Victoria               1      Manufactured Housing  Mobile Home Park         2,350,000    17,028.99      2
 261      77706   Jefferson              1      Multifamily           Garden                   2,097,324    15,088.67      2
 262      72701   Washington             1      Multifamily           Garden                   2,066,280    43,047.50      2
 266      37410   Hamilton County        1      Multifamily           Section 42               1,910,126    27,287.51      2
 268      14450   Monroe                 1      Multifamily           Garden                   1,870,000    62,333.33      2
 280      23234   Chesterfield           1      Multifamily           Garden                   1,059,000    52,950.00      2
 283      35222   Jefferson              1      Multifamily           Garden                     914,000    30,466.67      2

                                                       PADS            STUDIOS              1 BEDROOM            2 BEDROOM
                                                   ------------  -------------------  --------------------  -------------------
                      OCCUPANCY                    AVG RENT PER    #    AVG RENT PER     #    AVG RENT PER   #     AVG RENT PER
LOAN #  OCCUPANCY %     DATE     TOTAL UNITS/PADS    MO. ($)     UNITS     MO. ($)     UNITS     MO. ($)    UNITS      MO. ($)
-------------------------------------------------------------------------------------------------------------------------------

  1        96.58      6/28/2006       4,238                        18      1,187       1,517      1,399     2,416      1,727
  19       92.82      10/3/2006         390                                               81        891       207      1,147
  32       97.31      7/24/2006         409                                               96        641       313        730
  43       86.80      7/12/2006         280                                              112        769       112        996
  44       95.00      7/26/2006         322                                              136        807       154      1,000
  56       99.44       8/6/2006         180                                               24        985       132      1,229
  70       94.30     10/13/2006         228                                              138        874        71      1,266
  85       92.90      9/27/2006         323                                              114        676       161        833
  88       96.20       8/7/2006         264                                              116        717       118        888
  93       96.80      9/18/2006         219                                               90        630       109        764
  96       89.92     10/11/2006         248                                              145        791        84      1,074
  99       90.32      10/2/2006         248                                               42        849       124        883
 103       95.45       8/8/2006         176                                                                   176        918
103.01     96.15       8/8/2006         104                                                                   104        909
103.02     95.83       8/8/2006          24                                                                     24       957
103.03    100.00       8/8/2006          16                                                                     16       905
103.04     93.75       8/8/2006          16                                                                     16       925
103.05     87.50       8/8/2006           8                                                                     8        925
103.06     87.50       8/8/2006           8                                                                     8        925
 114       87.50      6/30/2006         384             383
 128       90.23       7/1/2006         389                                              327        454        62        620
 131       94.55      7/19/2006         202                                               80        663       122        784
 137       98.35      7/20/2006         121                       103        818          18      1,203
 143       66.43      7/12/2006         140                                               12                  116        661
 145       97.73       9/5/2006          88                                                                     88     1,105
 147       93.60        Various         264                                               99        464       165        513
147.01     96.60      9/30/2006         149                                               44        435       105        472
147.02     89.60      9/20/2006         115                                               55        488        60        583
 153       91.85      8/31/2006         184                                                                   184        554
 157       90.74      8/23/2006         108                                               76        860        16      1,105
 168      100.00      10/5/2006          96                                               24        684        64        763
 169       89.80      8/23/2006         285                                              130        450       126        576
 170       95.78      6/28/2006         166                        54        519          68        598        44        764
 178       94.10      8/16/2006         188                        20        404         132        492        36        677
 184       95.80      8/24/2006         144                                               86        542        58        612
 187       92.33      7/14/2006         352                        80        383         152        431       112        519
 189      100.00      10/2/2006          47                         5        707                               24      1,234
 190       70.59      7/31/2006         306             314
 192       96.00     10/12/2006          50                                               50      1,019
 204       81.94      10/5/2006          72                                                4        678        68        825
 207       97.01      9/21/2006         134                        22        461          88        517        24        637
 217       96.25      6/30/2006         160                                               32        460        96        570
 221       96.67      9/19/2006         120                                                                   120        536
 228       93.66      10/5/2006          50                                               10        696        40        789
 238       99.32      5/22/2006         148                                              100        321        48        419
 244       98.63      5/22/2006         146                                               84        318        49        388
 245       98.36      5/12/2006          61             415
 247       66.67      8/15/2006          24                                                7      1,179        17      1,445
 250       95.24      8/10/2006          42                         7        805          31        854        4         964
 256       91.30      6/30/2006         138             215
 261       84.89      8/31/2006         139                                               39        595        85        672
 262      100.00      8/29/2006          48                                               24        456        24        527
 266       95.70       6/6/2006          70                                               10        433        36        538
 268       93.33      6/30/2006          30                                                                    22        825
 280      100.00      9/18/2006          20                                                                    20        626
 283      100.00      6/22/2006          30                                               30        499

             3 BEDROOM            4 BEDROOM
        -------------------  -------------------
         #     AVG RENT PER   #     AVG RENT PER   UTILITIES   ELEVATOR
LOAN #  UNITS      MO. ($)   UNITS     MO. ($)    TENANT PAYS   PRESENT  LOAN #
-------------------------------------------------------------------------------

  1      271       2,354      16        2,881     E,S,W        Yes          1
  19     102       1,263                          E, G         No          19
  32                                              E, G         No          32
  43      56       1,248                                       No          43
  44      32       1,440                                       No          44
  56      24       1,490                          E, G, S, W   No          56
  70      19       1,940                          E, W, S      No          70
  85      48       1,032                          E, H         No          85
  88      30       1,130                          E            No          88
  93      19         957                          E, S, W      No          93
  96      19       1,425                          E, G         No          96
  99      82         924                          E, G         No          99
 103                                                           No         103
103.01                                                         No        103.01
103.02                                                         No        103.02
103.03                                                         No        103.03
103.04                                                         No        103.04
103.05                                                         No        103.05
103.06                                                         No        103.06
 114                                                                      114
 128                                                           No         128
 131                                              E, G         No         131
 137                                              E, S, W      Yes        137
 143      12                                      E            No         143
 145                                              W, S         No         145
 147                                              E            No         147
147.01                                            E            No        147.01
147.02                                            E            No        147.02
 153                                                           No         153
 157      16       1,486                          E, G, S, W   No         157
 168       8         839                          E            No         168
 169      29         663                          E, H         No         169
 170                                                           No         170
 178                                                           No         178
 184                                              E, G         Yes        184
 187       8         751                          E, G         No         187
 189       5       1,453       13       1,920                  Yes        189
 190                                                                      190
 192                                              G, S, W      Yes        192
 204                                              E, S, W      No         204
 207                                              E            No         207
 217      32         690                          E            No         217
 221                                              E, G         No         221
 228                                              E, G         No         228
 238                                                           No         238
 244      13         345                                       No         244
 245                                              E, G         No         245
 247                                                           No         247
 250                                              E, G         Yes        250
 256                                              E, G, S, W              256
 261      15         807                                       No         261
 262                                                           No         262
 266      24         680                          E, H         No         266
 268       8         851                          E            No         268
 280                                              E, G         No         280
 283                                              E            No         283
Footnotes to Annex B

1	MLML – Merrill Lynch Mortgage Lending, Inc., CRF – Countrywide Commercial Real Estate Finance, Inc., PNC – PNC Bank, National Association, IXIS – IXIS Real Estate Capital Inc.

2	With respect to mortgage loan number 207, the loan may be defeased from and after two years from the securitization start up date. After the November 2011 payment date, the loan may be prepaid with a penalty consisting of the greater of Yield Maintenance or 1%.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
Youmay get these documents for free by visiting EDGAR on the SECWeb site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

                                                     [LOGO] COUNTRYWIDE(R)
[LOGO] MERRILL LYNCH                                ----------------------
                                                    SECURITIES CORPORATION
                                           A Countrywide Capital Markets Company

----------------------
[LOGO] IXIS(SM)                                                   [LOGO](SM) PNC
       CAPITAL MARKETS
----------------------

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                          $4,208,553,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
           CLASS A-1, CLASS A-2, CLASS A2-FL, CLASS A-3, CLASS A3-FL,
     CLASS A-SB, CLASS A-1A, CLASS AM, CLASS AM-FL, CLASS AJ, CLASS AJ-FL,
                      CLASS B, CLASS C, CLASS D, CLASS XP

--------------------------------------------------------------------------------

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          IXIS REAL ESTATE CAPITAL INC.
                         PNC BANK, NATIONAL ASSOCIATION
                        Mortgage Loan Sellers & Sponsors

                           MIDLAND LOAN SERVICES, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                Master Servicers

                               LNR PARTNERS, INC.
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                                NOVEMBER 17, 2006

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

IXIS SECURITIES NORTH AMERICA                            PNC CAPITAL MARKETS LLC

CREDIT SUISSE                                           DEUTSCHE BANK SECURITIES

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                             INITIAL                             APPROX.
          EXPECTED         CERTIFICATE            APPROX.       PERCENTAGE     WEIGHTED                     ASSUMED
           RATINGS      PRINCIPAL BALANCE      TOTAL INITIAL    OF INITIAL     AVERAGE      PRINCIPAL        FINAL
        -------------      OR NOTIONAL            CREDIT         MORTGAGE        LIFE        WINDOW       DISTRIBUTION
CLASS   MOODY'S   S&P       AMOUNT(1)             SUPPORT      POOL BALANCE   (YEARS)(2)   (MO./YR.)(2)     DATE(2)      RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

 A-1      Aaa     AAA    $     75,421,000        30.0000%         1.633%        2.631      01/07-06/11       06/2011             (3)
 A-2      Aaa     AAA   [$   902,288,000]        30.0000%        19.537%        4.872      06/11-12/11       12/2011             (3)
A-2FL     Aaa     AAA     [             ]        30.0000%         [   ]%        4.872      06/11-12/11       12/2011    LIBOR + %(3)
 A-3      Aaa     AAA   [$ 1,340,601,000]        30.0000%        29.027%        9.780      12/15-11/16       11/2016             (3)
A-3FL     Aaa     AAA     [             ]        30.0000%         [   ]%        9.780      12/15-11/16       11/2016    LIBOR + %(3)
A-SB      Aaa     AAA    $    124,765,000        30.0000%         2.701%        7.202      12/11-12/15       12/2015             (3)
 A1A      Aaa     AAA    $    789,833,000        30.0000%        17.102%        9.421      01/07-11/16       11/2016             (3)
 AM       Aaa     AAA   [$   461,844,000]        20.0000%        10.000%        9.917      11/16-11/16       11/2016             (3)
AM-FL     Aaa     AAA     [             ]        20.0000%         [   ]%        9.917      11/16-11/16       11/2016    LIBOR + %(3)
 AJ       Aaa     AAA    $    193,397,000        11.6250%         4.187%        9.917      11/16-11/16       11/2016             (3)
AJ-FL     Aaa     AAA    $    193,397,000        11.6250%         4.187%        9.917      11/16-11/16       11/2016    LIBOR + %(3)
  B       Aa1     AA+    $     11,546,000        11.3750%         0.250%        9.917      11/16-11/16       11/2016             (3)
  C       Aa2      AA    $     80,823,000         9.6250%         1.750%        9.984      11/16-12/16       12/2016             (3)
  D       Aa3     AA-    $     34,638,000         8.8750%         0.750%       10.000      12/16-12/16       12/2016             (3)
 XP       Aaa     AAA    $  4,519,760,000(4)        N/A            N/A          6.340      06/07-12/14       12/2014             (3)

NON-OFFERED CERTIFICATES

                             INITIAL                             APPROX.
          EXPECTED         CERTIFICATE            APPROX.       PERCENTAGE    WEIGHTED                      ASSUMED
           RATINGS      PRINCIPAL BALANCE      TOTAL INITIAL    OF INITIAL     AVERAGE      PRINCIPAL        FINAL
        -------------      OR NOTIONAL            CREDIT         MORTGAGE       LIFE          WINDOW      DISTRIBUTION
CLASS   MOODY'S   S&P     AMOUNT(1)(4)            SUPPORT      POOL BALANCE   (YEARS)(2)   (MO./YR.)(2)     DATE(2)     RATE TYPE(3)
------------------------------------------------------------------------------------------------------------------------------------

  E       (5)     (5)    $     69,277,000         7.3750%         1.500%         (5)           (5)             (5)          (3)
  F       (5)     (5)    $     40,411,000         6.5000%         0.875%         (5)           (5)             (5)          (3)
  G       (5)     (5)    $     51,957,000         5.3750%         1.125%         (5)           (5)             (5)          (3)
  H       (5)     (5)    $     46,185,000         4.3750%         1.000%         (5)           (5)             (5)          (3)
  J       (5)     (5)    $     63,503,000         3.0000%         1.375%         (5)           (5)             (5)          (3)
  K       (5)     (5)    $     17,320,000         2.6250%         0.375%         (5)           (5)             (5)          (3)
  L       (5)     (5)    $      5,773,000         2.5000%         0.125%         (5)           (5)             (5)          (3)
  M       (5)     (5)    $     23,092,000         2.0000%         0.500%         (5)           (5)             (5)          (3)
  N       (5)     (5)    $      5,773,000         1.8750%         0.125%         (5)           (5)             (5)          (3)
  P       (5)     (5)    $     17,319,000         1.5000%         0.375%         (5)           (5)             (5)          (3)
  Q       (5)     (5)    $      5,773,000         1.3750%         0.125%         (5)           (5)             (5)          (3)
  S       (5)     (5)    $     63,504,110         0.0000%         1.375%         (5)           (5)             (5)          (3)
  XC      (5)     (5)    $  4,618,440,110(4)        N/A            N/A           (5)           (5)             (5)          (3)

__________________________
(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the offering prospectus.

(3)   The pass-through rates on the class A-1, A-2, A-3, A-SB, A-1A, AM, AJ, B,
      C, D, E, F, G, H, J, K, L, M, N, P, Q and S certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months),
      (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary , to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of some interest rate swap contracts, the pass-through rate for the class A-2FL,
      A-3FL, AM-FL, AJ-FL certificates will be based on one month LIBOR plus a specified percentage; provided that interest payments made under the related swap contract are subject to reduction as described in the prospectus supplement (thereby resulting in an effective pass-through rate below LIBOR plus a specified percentage). The initial LIBOR rate will be determined prior to closing and subsequent LIBOR rates will be determined two LIBOR business days before the start of each class A-2FL, A-3FL, AM-FL and AJ-FL interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rate for class A-2FL, A-3FL, AM-FL and AJ-FL certificates may convert to a rate described herein in clause
      (i), (ii) or (iii) of the first sentence of this footnote (3).

(4)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

(5)   Not offered pursuant to the offering prospectus. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

TRANSACTION TERMS
-------------------------------------------------------------------------------------------------------------------------

ISSUE TYPE              Sequential pay REMIC. Class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-1A, AM, AM-FL, AJ, AJ-FL, B, C,
                        D and XP certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers, institutional accredited investors or non-U.S. persons in accordance with Regulation S.

CUT-OFF DATE            References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, the related due date of that mortgage loan in December 2006 or, with respect to those mortgage loans, if any, that have their respective first payment dates in January 2007, December 1, 2006 or with respect to any mortgage loan that has its first due date in February 2007, the date of origination.

OFFERING TERMS          The commercial mortgage backed securities referred to in this term sheet, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you. Any "indications of interest"
                        expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

MORTGAGE POOL           The mortgage pool consists of 284 mortgage loans with an aggregate initial mortgage pool balance of $4,618,440,110, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by
                        347 mortgaged real properties located throughout 41 states and the District of Columbia.

LOAN GROUPS             For purposes of making distributions to the class A-1, A-2, A-2FL, A-3, A-3FL A-SB and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 236 mortgage loans, representing approximately 82.9% of the initial mortgage pool balance and that are secured by the various property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 48 mortgage loans, representing approximately 17.1% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties
                        (approximately 89.5% of all the mortgaged properties secured by multifamily and manufactured housing community properties).

ISSUING ENTITY          ML-CFC Commercial Mortgage Trust 2006-4

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN           Merrill Lynch Mortgage Lending, Inc. (MLML)............51.9% of the initial mortgage pool balance
SELLERS/SPONSORS        Countrywide Commercial Real Estate Finance, Inc. (CRF).30.2% of the initial mortgage pool balance
                        IXIS Real Estate Capital Inc. (IXIS)...................11.1% of the initial mortgage pool balance
                        PNC Bank, National Association (PNC)...................6.8% of the initial mortgage pool balance

UNDERWRITERS            Merrill Lynch, Pierce, Fenner & Smith Incorporated
                        Countrywide Securities Corporation
                        IXIS Securities North America Inc.
                        PNC Capital Markets LLC
                        Credit Suisse Securities (USA) LLC
                        Deutsche Bank Securities Inc.

TRUSTEE                 LaSalle Bank National Association

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MASTER SERVICERS        Midland Loan Services, Inc., with respect to mortgage loans sold to the depositor by IXIS and
                        PNC. Wells Fargo Bank, National Association, with respect to the mortgage loans sold to the depositor by MLML and CRF.

                        The Park LaBrea Apartments mortgage loan is being serviced by Midland pursuant to the pooling and servicing agreement for the J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
                        securitization transaction.

SPECIAL SERVICER        LNR Partners, Inc.

RATING AGENCIES         Moody's Investors Service, Inc.

                        Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

DENOMINATIONS           $25,000 minimum for the offered certificates with principal balances and $100,000 minimum in the case of XP Certificates.

CLOSING DATE            On or about December 12, 2006.

SETTLEMENT TERMS        Book-entry through DTC for all offered certificates.

DETERMINATION DATE      For any distribution date, the fourth business day prior to the distribution date, except that in the case of certain mortgage loans, the applicable master servicer may make its determination as to the collections received as of a later date during each month.

DISTRIBUTION DATE       The 12th day of each month or, if the 12th day is not a business day, the next succeeding business day, beginning in January 2007.

DAY COUNT               30/360

INTEREST                Each class of offered certificates will be entitled on each distribution date to interest accrued
DISTRIBUTIONS           during the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date;
                        provided that, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the interest accrual period for the class A-2FL, A-3FL, AM-FL and AJ-FL certificates will, for each distribution date, begin on the prior distribution date (or, in the case of the initial such interest accrual period, on the closing date) and end on the business day preceding the subject distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year (or, in the case of the class
                        A-2FL, A-3FL, AM-FL and AJ-FL certificates, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the actual number of days during each related interest accrual period in a year assumed to consist of 360 days). Subject to available funds, distributions of interest will be made with respect to the following classes of certificates in the following order on each distribution date: first, the class A-1, A-2, A-2FL,
                        A-3, A-3FL, A-SB, A-1A, XP and XC certificates, pro rata and pari passu; second, the class AM and
                        AM-FL certificates, pro rata and pari passu; third, the class AJ and AJ-FL certificates, pro rata and pari passu; and then the respective remaining classes of certificates with principal balances, sequentially in alphabetical order of class designation. In general, payments of interest in respect of the class A-1, A-2, A-2FL, A-3, and A-3FL, A-SB certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XP and XC certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                        application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups. Furthermore, notwithstanding the foregoing, payments of interest with respect to the class A-2FL, A-3FL , AM-FL and AJ-FL certificates out of collections on the mortgage loans will be calculated on a 30/360 basis at a fixed coupon or a coupon calculated at the lesser of a specified percentage and a weighted average coupon derived from net interest rates on the mortgage loans, with such interest to be exchanged under the related swap agreement for interest calculated on an actual/360 basis at a LIBOR-based rate. No class of certificates will provide credit support for any failure on the part of the swap counterparty to make any required payment under the swap contract. Interest payments with respect to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates will be subject to reduction if the weighted average of certain net interest rates on the mortgage loans declines below the fixed rate per annum at which interest is payable by the trust to the swap counterparty.

PRINCIPAL               Except as described below, principal will be distributed on each distribution date, to the extent
DISTRIBUTIONS           of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will generally be made, to the extent of available funds (i) to the class A-1 certificates, the class A-2 and A-2FL certificates
                        (on a pro rata and pari passu basis), the class A-3 and A-3FL certificates (on a pro rata and pari passu basis) and the class A-SB certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class
                        A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of Class A-3, A-3FL and A-SB certificates have been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.

                        Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on the mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2 (prior to any distributions of principal with respect to the class A-1, A-2, A-2FL, A-3 and A-3FL certificates on that distribution date).

                        If, due to losses, the certificate balances of the class AM and class AM-FL through class S certificates are reduced to zero, payments of principal to the class A-1, A-2, A-2FL, A-3, A-3FL,
                        A-SB and A-1A certificates (to the extent that any two or more of these classes are outstanding)
                        will be made on a pro rata and pari passu basis.

                        Following retirement of the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB and A-1A certificates, amounts distributable as principal will be distributed on each distribution date, to the extent of available funds, first to the class AM and AM-FL certificates (on a pro rata and pari passu basis), second to the class AJ and AJ-FL certificates (on a pro rata and pari passu basis), and third to the class B, C, D, E, F,

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                        G, H, J, K, L, M, N, P, Q and S certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES                  Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class S, Q, P, N, M, L, K, J, H, G, F, E, D, C, B certificates, in that order, and then, on a pro rata and pari passu basis, to the class AJ and
                        AJ-FL certificates, and then, on a pro rata and pari passu basis, to the class AM and AM-FL certificates, and then, on a pro rata and pari passu basis, to the class A-1, A-2, A-2FL, A-3,
                        A-3FL, A-SB and A-1A certificates.

PREPAYMENT              Any prepayment premiums or yield maintenance charges collected will be distributed to certificate
PREMIUMS AND            holders and/or the swap counterparty on the distribution date following the collection period in
YIELD MAINTENANCE       which the prepayment premium was received. On each distribution date, the holders of each class
CHARGES                 of offered certificates and of the class E, F, G, H and J certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable therefrom, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates (or, in the case of the class A-2FL, A-3FL, AM-FL and AJ-FL certificates, the pass-through rate that would be payable thereon without regard to the related interest rate swap agreement as described under "Interest Distributions" above) over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the A-3, A-3FL, A-SB and A-1A classes were outstanding
                        (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan. HOWEVER, AS LONG AS THE RELATED SWAP AGREEMENT IS IN
                        EFFECT AND THERE IS NO CONTINUING PAYMENT DEFAULT THEREUNDER, ANY PREPAYMENT PREMIUM OR YIELD
                        MAINTENANCE CHARGE ALLOCABLE TO THE CLASS A-2FL, A-3FL, AM-FL, AJ-FL CERTIFICATES WILL BE PAYABLE
                        TO THE RESPECTIVE SWAP COUNTERPARTIES.

                        The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XP and/or XC certificates as follows: (a) on each distribution date up to and including the distribution date in [ ], (i) to the holders of the class XP certificates, an amount equal to [ ] % of that remaining portion of the prepayment premiums or yield maintenance charges, and (ii) to the holders of the class XC certificates, an amount equal to [ ]% of that remaining portion of the prepayment premiums or yield maintenance charges; and (b) on each distribution date that occurs subsequent to [ ], to the holders of the class XC certificates, an amount equal to 100% of that remaining portion of the prepayment premiums or yield maintenance charges.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                        All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES                The applicable master servicer (solely with respect to those mortgage loans as to which it is acting as master servicer) and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions (which are described below) that may occur.

APPRAISAL               If any of certain adverse events or circumstances described in the offering prospectus occur or
REDUCTIONS              exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit) held as additional collateral with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                        A required appraisal loan will generally cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL                Each master servicer, the special servicer and certain certificate holders will have the option
TERMINATION             to terminate the trust and retire the then outstanding certificates, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following foreclosure.

                        In addition, if, following the date on which the total principal balances of the class A-1, A-2,
                        A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same certificate holder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates, except the class Z, R-I and R-II certificates, for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS       The most subordinate class of principal balance certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided, however, that if no such class of principal balance certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of principal balance certificates with a class certificate balance greater than zero. The holder(s) of certificates representing a majority interest in the controlling class will have the right, subject to the limitations and conditions described in the offering prospectus, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ERISA                   The offered certificates are expected to be eligible for purchase by employee benefit plans and other plans or arrangements, subject to certain conditions.

SMMEA                   The offered certificates will not be "mortgage related securities" for the purposes of the
                        Secondary Mortgage Market Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

CONTACTS

           MERRILL LYNCH & CO.                COUNTRYWIDE SECURITIES CORPORATION

              John Mulligan                             Tom O'Hallaron
         (212) 449-3860 (Phone)                     (818) 225-6353 (Phone)
          (212) 738-1491 (Fax)                       (818) 225-4032 (Fax)

                Max Baker                               Cary Carpenter
         (212) 449-3860 (Phone)                     (818) 225-6336 (Phone)
          (212) 738-1491 (Fax)                       (818) 225-4032 (Fax)

                Rich Sigg                               Marlyn Marincas
         (212) 449-3860 (Phone)                     (818) 225-6342 (Phone)
          (212) 738-1491 (Fax)                       (818) 225-4032 (Fax)

              David Rodgers                             Jerry Hirshkorn
         (212) 449-3611 (Phone)                     (212) 649-8352 (Phone)
          (212) 449-7684 (Fax)                       (212) 649-8391 (Fax)

              Aaron Wessner                         PNC CAPITAL MARKETS LLC
         (212) 449-8571 (Phone)
          (212) 449-7684 (Fax)                           Scott Holmes
                                                    (704) 551-2847 (Phone)
   IXIS SECURITIES NORTH AMERICA INC.                (704) 643-2088 (Fax)

               Greg Murphy                       DEUTSCHE BANK SECURITIES INC.
         (212) 891-6282 (Phone)
          (212) 891-3454 (Fax)                          Patrick Fisher
                                                    (212) 250-4512 (Phone)
             Scott Douglass
         (212) 891-5705 (Phone)                           Lainie Kaye
          (212) 891-3421 (Fax)                      (212) 250-5270 (Phone)

   CREDIT SUISSE SECURITIES (USA) LLC

               Reese Mason
         (212) 325-8661 (Phone)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise (for example, with respect to loan-to-value and debt service coverage ratio and cut-off date balance unit of the Park La Brea Apartments mortgage loan, in which case the related pari passu non-trust loan is taken into account), statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination excludes the related non-trust loan.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                               ALL MORTGAGE         LOAN            LOAN
                                                                                  LOANS           GROUP 1         GROUP 2

Initial mortgage pool balance .............................................   $4,618,440,110   $3,828,606,945   $789,833,165
Number of pooled mortgage loans ...........................................              284              236             48
Number of mortgaged properties ............................................              347              293             54
Percentage of investment grade loans(1) ...................................              1.1%             1.3%           0.0%
Average cut-off date principal balance ....................................       16,262,113       16,222,911     16,454,858
Largest cut-off date principal balance ....................................      387,500,000      225,000,000    387,500,000
Smallest cut-off date principal balance ...................................          759,360          759,360        914,000
Weighted average mortgage interest rate ...................................           5.8780%          5.8469%        6.0287%
Highest mortgage interest rate ............................................           6.8600%          6.8600%        6.8000%
Lowest mortgage interest rate .............................................           4.6500%          5.2430%        4.6500%
Number of cross collateralized mortgage loans .............................                6                4              2
Cross collateralized mortgage loans as % of IPB ...........................              0.7%             0.4%           2.1%
Number of multi property mortgage loans ...................................               15               13              2
Multi property mortgage loans as a % of IPB ...............................             16.5%            19.4%           2.6%
Weighted average underwritten debt service coverage ratio(2),(4) ..........             1.34x            1.35x          1.29x
Maximum underwritten debt service coverage ratio ..........................             3.01x            3.01x          1.43x
Minimum underwritten debt service coverage ratio ..........................             1.10x            1.10x          1.12x
Weighted average cut-off date loan-to-value ratio(2),(4) ..................             70.1%            71.0%          66.0%
Maximum cut-off date loan-to-value ratio ..................................             83.0%            81.4%          83.0%
Minimum cut-off date loan-to-value ratio ..................................             32.2%            32.2%          49.9%
Weighted average remaining term to maturity or anticipated repayment date
 (months) .................................................................              106              104            115
Maximum remaining term to maturity or anticipated repayment date (months) .              213              178            213
Minimum remaining term to maturity or anticipated repayment date (months) .               54               54             55
Weighted average remaining amortization term (months)(3) ..................              359              358            366
Maximum remaining amortization term (months) ..............................              420              420            420
Minimum remaining amortization term (months) ..............................              178              178            299

__________________________
(1)   It has been confirmed by S&P and Moody's, in accordance with their respective methodologies, that the White Oaks Mall mortgage loan has credit characteristics consistent with investment-grade rated obligations.

(2)   With respect to certain mortgage loans, debt service coverage ratios and/or cut-off date loan-to-value ratios were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions regarding the financial performance or value of the related mortgaged real property on a "stablilized" basis.

(3)   Excludes mortgage loans that are interest-only for their entire term.

(4)   With respect to the Park La Brea Apartments loan, calculations of LTV and
      DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                                                           % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE
----------------------------------------------------------------------------------------------------------------------------------
                         % OF INITIAL
                         MORTGAGE POOL                                            MIXED               SELF    MANUFACTURED
         STATE              BALANCE     RETAIL  MULTIFAMILY  OFFICE  HOSPITALITY   USE   INDUSTRIAL  STORAGE    HOUSING     OTHER
----------------------------------------------------------------------------------------------------------------------------------

California ............       32.3       18.6       9.2       0.9       0.9        0.8      0.8        0.8        0.2        --
  Southern ............       25.1       12.9       8.8       0.9       0.7        0.8      0.5        0.5         --        --
  Northern ............        7.2        5.7       0.4        --       0.2         --      0.3        0.3        0.2        --
Texas .................       12.4        5.1       2.7       3.4       0.6        0.4       --        0.1        0.1        --
Illinois ..............        9.4        1.3        --       8.1        --         --       --         --         --        --
New York ..............        5.1        2.7       1.2       0.0       0.4        0.6       --         --        0.1        --
Virginia ..............        4.1        3.2       0.2       0.2       0.5         --       --         --         --        --
Washington ............        3.9        2.7        --       0.1       1.1         --       --         --         --        --
Nevada ................        3.5        2.1       0.6       0.5        --         --       --        0.2        0.1        --
Florida ...............        3.2        1.9       0.7       0.2       0.3         --      0.0         --         --        --
Arkansas ..............        3.2        3.0       0.2        --        --         --       --         --         --        --
District of Columbia ..        2.7        1.5        --        --       0.6        0.6       --         --         --        --
Minnesota .............        2.1        0.2       0.2       1.5        --        0.2       --         --         --        --
Alabama ...............        1.7        0.5       0.5       0.7       0.1         --       --         --         --        --
Indiana ...............        1.7        0.7       0.2        --       0.7        0.1       --         --         --        --
Arizona ...............        1.5         --       0.1       0.2       1.0         --       --        0.1         --        --
Michigan ..............        1.4         --       0.6       0.1       0.4         --       --         --        0.2       0.0
Tennessee .............        1.3        1.0       0.0        --       0.3         --       --         --         --        --
Colorado ..............        1.2        0.9        --        --       0.3         --       --         --         --        --
Maryland ..............        1.2        0.7        --        --        --         --      0.4         --         --        --
Missouri ..............        1.0         --       0.7       0.3        --         --       --         --         --        --
North Carolina ........        0.9        0.0       0.1        --       0.3        0.4       --         --         --        --
Georgia ...............        0.8        0.7        --       0.0        --         --       --         --         --        --
Connecticut ...........        0.7         --        --       0.1       0.5         --       --        0.1         --        --
Kansas ................        0.5        0.1        --        --       0.3         --       --         --         --        --
Wisconsin .............        0.4        0.1       0.3       0.0        --         --       --         --         --        --
New Hampshire .........        0.3        0.3        --        --        --         --       --         --         --        --
Pennsylvania ..........        0.3        0.1        --       0.2        --         --       --         --         --        --
Hawaii ................        0.3         --        --        --        --         --      0.3         --         --        --
New Jersey ............        0.3         --       0.1        --        --         --       --        0.3         --        --
Massachusetts .........        0.3         --        --        --        --         --      0.2         --         --       0.1
Alaska ................        0.3         --       0.3        --        --         --       --         --         --        --
Rhode Island ..........        0.3         --        --        --       0.3         --       --         --         --        --
Oklahoma ..............        0.2         --       0.2       0.1        --         --       --        0.0         --        --
Wyoming ...............        0.2        0.2        --        --        --         --       --         --         --        --
Nebraska ..............        0.2        0.1       0.2        --        --         --       --         --         --        --
Oregon ................        0.2        0.1        --        --        --         --      0.1         --         --        --
Idaho .................        0.2         --        --        --       0.2         --       --         --         --        --
Delaware ..............        0.2        0.2        --        --        --         --       --         --         --        --
Ohio ..................        0.2        0.0        --        --        --         --       --         --        0.1        --
Iowa ..................        0.1         --       0.1        --        --         --       --         --         --        --
New Mexico ............        0.1        0.1        --        --        --         --       --         --         --        --
Louisiana .............        0.1        0.1        --        --        --         --       --         --         --        --
Kentucky ..............        0.0        0.0        --        --        --         --       --         --         --        --
                           -------------------------------------------------------------------------------------------------------
                             100.0%      48.5%     18.3%     16.8%      8.8%       3.2%     1.9%       1.6%       0.8%      0.2%
                           =======================================================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                       CUT-OFF DATE     % OF INITIAL
                                                       NUMBER OF         PRINCIPAL      MORTGAGE POOL
                                                     MORTGAGE LOANS       BALANCE          BALANCE
------------------------------------------------------------------------------------------------------

Interest Only .....................................        46         $ 2,113,425,000       45.8%
Single Tenant .....................................        26         $   233,668,541        5.1%
Loans > 50% Single Tenant(1) ......................        52         $   487,910,974       10.6%
Current Secondary Debt ............................        20         $   977,772,228       21.2%
Future Secondary Debt Permitted ...................        32         $ 1,534,740,798       33.2%
Lockbox ...........................................        95         $ 3,119,405,928       67.5%
Escrow Type(2)
  TI/LC Reserves(3) ...............................        91         $ 1,509,185,448       45.9%
  Real Estate Tax .................................       218         $ 3,011,693,971       65.2%
  Insurance .......................................       184         $ 2,600,930,915       56.3%
  Replacement Reserves ............................       198         $ 2,444,188,897       52.9%

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                       CUT-OFF DATE     % OF INITIAL
                                                       NUMBER OF         PRINCIPAL      MORTGAGE POOL
                                                     MORTGAGE LOANS       BALANCE          BALANCE
------------------------------------------------------------------------------------------------------

Interest Only .....................................        42         $ 1,661,725,000       43.4%
Single Tenant .....................................        26         $   233,668,541        6.1%
Loans > 50% Single Tenant(1) ......................        52         $   487,910,974       12.7%
Current Secondary Debt ............................        16         $   552,830,222       14.4%
Future Secondary Debt Permitted ...................        25         $ 1,049,795,598       27.4%
Lockbox ...........................................        92         $ 2,705,226,407       70.7%
Escrow Type(2)
  TI/LC Reserves(3) ...............................        91         $ 1,509,185,448       45.9%
  Real Estate Tax .................................       170         $ 2,221,860,806       58.0%
  Insurance .......................................       137         $ 1,819,743,777       47.5%
  Replacement Reserves ............................       154         $ 2,050,742,578       53.6%

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                       CUT-OFF DATE     % OF INITIAL
                                                       NUMBER OF         PRINCIPAL      MORTGAGE POOL
                                                     MORTGAGE LOANS       BALANCE          BALANCE
------------------------------------------------------------------------------------------------------

Interest Only .....................................         4         $   451,700,000       57.2%
Single Tenant .....................................       NAP                     NAP        NAP
Loans > 50% Single Tenant(1) ......................       NAP                     NAP        NAP
Current Secondary Debt ............................         4         $   424,942,005       53.8%
Future Secondary Debt Permitted ...................         7         $   484,945,200       61.4%
Lockbox ...........................................         3         $   414,179,522       52.4%
Escrow Type(2)
  Real Estate Tax .................................        48         $   789,833,165      100.0%
  Insurance .......................................        47         $   781,187,137       98.9%
  Replacement Reserves ............................        44         $   393,446,318       49.8%

________________________
(1)   Includes loans with single tenant occupancy.

(2)   Includes only upfront or ongoing reserves.

(3)   TI/LC escrows are expressed as a percentage of only mortgage loans secured by retail, office, industrial, mixed use and various properties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
----------------------------------------------------------------------------
                                              AGGREGATE
                                               CUT-OFF             % OF
        RANGE OF              NUMBER OF          DATE            INITIAL
      CUT-OFF DATE            MORTGAGE        PRINCIPAL          MORTGAGE
 PRINCIPAL BALANCES ($)         LOANS         BALANCE($)       POOL BALANCE
----------------------------------------------------------------------------
   759,360 --  2,999,999          51        $  102,348,281          2.2%
 3,000,000 --  3,999,999          29           102,772,828          2.2%
 4,000,000 --  4,999,999          16            70,693,180          1.5%
 5,000,000 --  5,999,999          23           128,201,088          2.8%
 6,000,000 --  6,999,999          12            77,710,336          1.7%
 7,000,000 --  7,999,999          11            82,493,107          1.8%
 8,000,000 --  9,999,999          24           211,796,863          4.6%
10,000,000 -- 12,999,999          19           217,565,165          4.7%
13,000,000 -- 19,999,999          47           761,389,795         16.5%
20,000,000 -- 49,999,999          40         1,181,706,683         25.6%
50,000,000 -- 387,500,000         12         1,681,762,784         36.4%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: $759,360              MAX: $387,500,000               AVG. $16,262,113
----------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO(1) (X)
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
                              NUMBER OF      CUT-OFF DATE        INITIAL
                              MORTGAGE        PRINCIPAL          MORTGAGE
   RANGE OF DSCRS (X)           LOANS         BALANCE($)       POOL BALANCE
----------------------------------------------------------------------------
1.10 -- 1.19                      20        $  406,355,132          8.8%
1.20 -- 1.24                      97         1,190,750,842         25.8%
1.25 -- 1.29                      45           430,407,875          9.3%
1.30 -- 1.34                      27           718,376,946         15.6%
1.35 -- 1.39                      31           891,807,021         19.3%
1.40 -- 1.44                      24           423,095,200          9.2%
1.45 -- 1.49                      13           248,677,231          5.4%
1.50 -- 1.59                       8           107,626,234          2.3%
1.60 -- 1.99                      14           133,348,545          2.9%
2.00 -- 3.01                       5            67,995,084          1.5%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: 1.10X                    MAX: 3.01X                    WTD. AVG. 1.34X
----------------------------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
                              NUMBER OF      CUT-OFF DATE        INITIAL
    RANGE OF MORTGAGE          MORTGAGE       PRINCIPAL          MORTGAGE
        RATES (%)               LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
4.6500 -- 4.9999                   1        $   19,500,000          0.4%
5.0000 -- 5.2499                   1            39,050,000          0.8%
5.2500 -- 5.4999                  27           661,467,247         14.3%
5.5000 -- 5.7499                  25           700,540,169         15.2%
5.7500 -- 5.9999                  72         1,255,076,849         27.2%
6.0000 -- 6.0999                  51         1,006,521,100         21.8%
6.1000 -- 6.1999                  36           368,997,575          8.0%
6.2000 -- 6.2999                  27           329,079,848          7.1%
6.3000 -- 6.3999                  19           104,628,506          2.3%
6.4000 -- 6.4999                  11            68,141,606          1.5%
6.5000 -- 6.8600                  14            65,437,208          1.4%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: 4.6500                  MAX: 6.8600                   WTD. AVG. 5.8780
----------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(1) (%)
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
        RANGE OF              NUMBER OF      CUT-OFF DATE        INITIAL
      CUT-OFF DATE             MORTGAGE       PRINCIPAL          MORTGAGE
     LTV RATIOS (%)             LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
32.2 -- 50.0                      20        $  139,356,049          3.0%
50.1 -- 60.0                      26           666,872,217         14.4%
60.1 -- 65.0                      28           395,213,408          8.6%
65.1 -- 70.0                      51           859,561,824         18.6%
70.1 -- 75.0                      58           740,762,140         16.0%
75.1 -- 77.5                      39           622,896,138         13.5%
77.6 -- 80.0                      58         1,166,922,688         25.3%
80.1 -- 83.0                       4            26,855,647          0.6%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: 32.2%                    MAX: 83.0%                    WTD. AVG. 70.1%
----------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(1) (%)
----------------------------------------------------------------------------
        RANGE OF                              AGGREGATE            % OF
      MATURITY DATE           NUMBER OF      CUT-OFF DATE        INITIAL
       OR ARD LTV              MORTGAGE       PRINCIPAL          MORTGAGE
       RATIOS (%)               LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
Fully Amortizing                   2        $   11,178,118          0.2%
27.5 -- 50.0                      32        $  186,717,759          4.0%
50.1 -- 55.0                      19           233,829,387          5.1%
55.1 -- 60.0                      36           725,370,665         15.7%
60.1 -- 62.5                      25           267,745,949          5.8%
62.6 -- 65.0                      43           762,256,357         16.5%
65.1 -- 67.5                      37           512,762,615         11.1%
67.6 -- 70.0                      32           346,419,879          7.5%
70.1 -- 80.0                      58         1,572,159,381         34.0%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: 27.5%                   MAX: 80.0%                     WTD. AVG. 66.2%
----------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
        RANGE OF              NUMBER OF      CUT-OFF DATE        INITIAL
     ORIGINAL TERMS            MORTGAGE       PRINCIPAL          MORTGAGE
   TO MATURITY (MOS.)           LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
 60 --  60                        20        $  935,167,987         20.2%
 61 --  84                         1             2,397,624          0.1%
 85 -- 121                       259         3,661,786,256         79.3%
122 -- 216                         4            19,088,243          0.4%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: 60                       MAX: 216                        WTD. AVG. 108
----------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
                              NUMBER OF      CUT-OFF DATE        INITIAL
   RANGE OF REMAINING          MORTGAGE       PRINCIPAL          MORTGAGE
TERMS TO MATURITY (MOS.)        LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
 54 --  60                        20        $  935,167,987         20.2%
 61 --  84                         1             2,397,624          0.1%
 85 -- 121                       259         3,661,786,256         79.3%
122 -- 213                         4            19,088,243          0.4%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: 54                       MAX: 213                         WTD. AVG.106
----------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
                              NUMBER OF      CUT-OFF DATE        INITIAL
   RANGE OF REMAINING          MORTGAGE       PRINCIPAL          MORTGAGE
    PARTIAL IO TERMS            LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
 9 -- 14                          10        $  142,080,000          3.1%
15 -- 24                          30           205,549,000          4.5%
25 -- 34                          20           215,700,200          4.7%
35 -- 39                          22           295,457,624          6.4%
40 -- 54                           6           117,550,000          2.5%
55 -- 60                          33           553,215,000         12.0%
----------------------------------------------------------------------------
TOTAL                            121        $1,529,551,824         33.1%
----------------------------------------------------------------------------
MIN: 9 MOS.                  MAX: 60 MOS.                 WTD. AVG. 40 MOS.
----------------------------------------------------------------------------

PROPERTY STATE/LOCATION
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
                              NUMBER OF      CUT-OFF DATE        INITIAL
                              MORTGAGED       PRINCIPAL          MORTGAGE
     STATE/LOCATION           PROPERTIES     BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
California                        82        $1,490,191,743         32.3%
  Southern                        58         1,159,250,523         25.1%
  Northern                        24           330,941,220          7.2%
Texas                             42           574,212,058         12.4%
Illinois                           9           435,192,848          9.4%
New York                          18           235,578,421          5.1%
Virginia                           8           189,844,015          4.1%
Other(a)                         188         1,693,421,025         36.7%
----------------------------------------------------------------------------
TOTAL                            347        $4,618,440,110        100.0%
----------------------------------------------------------------------------

(a)   Includes 36 states and the District of Columbia

PROPERTY TYPE
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
                              NUMBER OF      CUT-OFF DATE        INITIAL
                              MORTGAGED       PRINCIPAL          MORTGAGE
      PROPERTY TYPE           PROPERTIES     BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
Retail                           155        $2,238,106,100         48.5%
Multifamily                       67           882,184,460         19.1%
  Multifamily                     61           846,486,943         18.3%
  Manufactured Housing             6            35,697,516          0.8%
Office                            43           776,826,523         16.8%
Hospitality                       38           406,871,650          8.8%
Mixed Use                         16           147,579,505          3.2%
Industrial                         9            86,584,256          1.9%
Self Storage                      17            72,914,436          1.6%
Other                              2             7,373,181          0.2%
----------------------------------------------------------------------------
TOTAL                            347        $4,618,440,110        100.0%
----------------------------------------------------------------------------

AMORTIZATION TYPES
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
                              NUMBER OF      CUT-OFF DATE        INITIAL
                               MORTGAGE       PRINCIPAL          MORTGAGE
   AMORTIZATION TYPES           LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
Interest Only                     46        $2,113,425,000         45.8%
IO-Balloon                       121         1,529,551,824         33.1%
Balloon                          115           964,285,169         20.9%
Fully Amortizing                   2            11,178,118          0.2%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
----------------------------------------------------------------------------
                                              AGGREGATE            % OF
   RANGE OF REMAINING         NUMBER OF      CUT-OFF DATE        INITIAL
   STATED AMORTIZATION         MORTGAGE       PRINCIPAL          MORTGAGE
      TERMS (MOS.)              LOANS        BALANCE ($)       POOL BALANCE
----------------------------------------------------------------------------
Interest Only                     46        $2,113,425,000         45.8%
178 -- 240                         6            24,878,594          0.5%
241 -- 300                        10            80,092,276          1.7%
301 -- 360                       212         2,233,621,269         48.4%
361 -- 420                        10           166,422,972          3.6%
----------------------------------------------------------------------------
TOTAL                            284        $4,618,440,110        100.0%
----------------------------------------------------------------------------
MIN: 178                      MAX: 420                        WTD. AVG. 359
----------------------------------------------------------------------------

(1)   With respect to the Park La Brea Apartments loan, calculations of LTV and
      DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
----------------------------------------------------------------------------
                                              AGGREGATE
                                               CUT-OFF             % OF
         RANGE OF             NUMBER OF          DATE              LOAN
       CUT-OFF DATE           MORTGAGE        PRINCIPAL          GROUP 1
  PRINCIPAL BALANCES ($)        LOANS        BALANCE ($)         BALANCE
----------------------------------------------------------------------------
759,360 -- 2,999,999              39        $   77,041,956          2.0%
3,000,000 -- 3,999,999            25            88,146,350          2.3%
4,000,000 -- 4,999,999            14            61,698,165          1.6%
5,000,000 -- 5,999,999            16            89,433,500          2.3%
6,000,000 -- 6,999,999            11            71,710,336          1.9%
7,000,000 -- 7,999,999             8            60,117,912          1.6%
8,000,000 -- 9,999,999            19           168,573,820          4.4%
10,000,000 -- 12,999,999          17           193,765,644          5.1%
13,000,000 -- 19,999,999          40           653,739,795         17.1%
20,000,000 -- 49,999,999          36         1,070,116,683         28.0%
50,000,000 -- 99,999,999           5           285,250,000          7.5%
100,000,000 -- 225,000,000         6         1,009,012,784         26.4%
----------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
----------------------------------------------------------------------------
MIN:$759,360              MAX:$225,000,000                  AVG.$16,222,911
----------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------------------------------------
                                              AGGREGATE
                                               CUT-OFF             % OF
                              NUMBER OF          DATE              LOAN
      RANGE OF                MORTGAGE        PRINCIPAL          GROUP 1
      DSCRS (X)                 LOANS        BALANCE ($)         BALANCE
----------------------------------------------------------------------------
1.10 -- 1.24                      85        $1,319,925,574         34.5%
1.25 -- 1.29                      36           343,092,851          9.0%
1.30 -- 1.34                      24           692,329,621         18.1%
1.35 -- 1.39                      28           497,809,472         13.0%
1.40 -- 1.44                      23           417,802,333         10.9%
1.45 -- 1.49                      13           248,677,231          6.5%
1.50 -- 1.59                       8           107,626,234          2.8%
1.60 -- 1.99                      14           133,348,545          3.5%
2.00 -- 3.01                       5            67,995,084          1.8%
----------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
----------------------------------------------------------------------------
MIN:1.10X                     MAX:3.01X                      WTD. AVG.1.35X
----------------------------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------------------------------
                                              AGGREGATE
                                               CUT-OFF             % OF
      RANGE OF                NUMBER OF          DATE              LOAN
      MORTGAGE                MORTGAGE        PRINCIPAL          GROUP 1
     RATES (%)                  LOANS        BALANCE ($)         BALANCE
----------------------------------------------------------------------------
5.2430 -- 5.2499                   1        $   39,050,000          1.0%
5.2500 -- 5.4999                  27           661,467,247         17.3%
5.5000 -- 5.7499                  21           646,715,169         16.9%
5.7500 -- 5.9999                  60         1,163,541,759         30.4%
6.0000 -- 6.0999                  41           557,400,539         14.6%
6.1000 -- 6.1999                  32           295,757,575          7.7%
6.2000 -- 6.2999                  19           259,803,220          6.8%
6.3000 -- 6.3999                  17           101,177,659          2.6%
6.4000 -- 6.4999                   8            57,293,540          1.5%
6.5000 -- 6.5999                   4            13,894,868          0.4%
6.6000 -- 6.8600                   6            32,505,368          0.8%
----------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
----------------------------------------------------------------------------
MIN:5.2430                   MAX:6.8600                     WTD. AVG.5.8469
----------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------------------------
                                              AGGREGATE
      RANGE OF                                 CUT-OFF             % OF
    CUT-OFF DATE              NUMBER OF          DATE              LOAN
      DATE LTV                MORTGAGE        PRINCIPAL          GROUP 1
     RATIOS (%)                 LOANS        BALANCE ($)         BALANCE
----------------------------------------------------------------------------
32.2 -- 50.0                      19        $  132,265,438          3.5%
50.1 -- 60.0                      19           252,902,732          6.6%
60.1 -- 65.0                      22           325,813,408          8.5%
65.1 -- 70.0                      48           833,516,824         21.8%
70.1 -- 75.0                      48           677,690,570         17.7%
75.1 -- 77.5                      29           519,443,775         13.6%
77.6 -- 80.0                      49         1,074,708,199         28.1%
80.1 -- 8 3.0                      2            12,266,000          0.3%
----------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
----------------------------------------------------------------------------
MIN:32.2%                     MAX:81.4%                      WTD. AVG.71.0%
----------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------------------------
                                              AGGREGATE
      RANGE OF                                 CUT-OFF             % OF
    MATURITY DATE             NUMBER OF          DATE              LOAN
     OR ARD LTV               MORTGAGE        PRINCIPAL          GROUP 1
     RATIOS (%)                 LOANS        BALANCE ($)         BALANCE
----------------------------------------------------------------------------
Fully Amortizing                   2        $   11,178,118          0.3%
27.5 -- 50.0                      26        $  161,257,663          4.2%
50.1 -- 55.0                      16           219,819,262          5.7%
55.1 -- 60.0                      30           278,978,659          7.3%
60.1 -- 62.5                      23           242,125,949          6.3%
62.6 -- 65.0                      39           739,394,326         19.3%
65.1 -- 67.5                      28           465,457,455         12.2%
67.6 -- 70.0                      23           262,810,390          6.9%
70.1 -- 78.9                      49         1,447,585,123         37.8%
----------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
----------------------------------------------------------------------------
MIN:27.5%                     MAX:78.9%                      WTD. AVG.66.8%
----------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
----------------------------------------------------------------------------
                                              AGGREGATE
       RANGE OF                                CUT-OFF             % OF
    ORIGINAL TERMS            NUMBER OF          DATE              LOAN
     TO MATURITY              MORTGAGE        PRINCIPAL          GROUP 1
        (MOS.)                  LOANS        BALANCE ($)         BALANCE
---------------------------------------------------------------------------
60  --  60                        15        $  907,532,640         23.7%
61  --  84                         1             2,397,624          0.1%
85  -- 121                       217         2,901,498,563         75.8%
122 -- 180                         3            17,178,118          0.4%
---------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
---------------------------------------------------------------------------
MIN:60                         MAX:180                        WTD. AVG.106
---------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
---------------------------------------------------------------------------
      RANGE OF                                AGGREGATE
      REMAINING                                CUT-OFF             % OF
        TERMS                 NUMBER OF          DATE              LOAN
     TO MATURITY              MORTGAGE        PRINCIPAL          GROUP 1
       (MOS.)                   LOANS        BALANCE ($)         BALANCE
---------------------------------------------------------------------------
54  --  60                        15        $  907,532,640         23.7%
61  --  84                         1             2,397,624          0.1%
85  -- 121                       217         2,901,498,563         75.8%
122 -- 178                         3            17,178,118          0.4%
---------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
---------------------------------------------------------------------------
MIN:54                         MAX:178                        WTD. AVG.104
---------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
---------------------------------------------------------------------------
                                              AGGREGATE
      RANGE OF                                 CUT-OFF             % OF
      REMAINING               NUMBER OF          DATE              LOAN
     PARTIAL IO               MORTGAGE        PRINCIPAL          GROUP 1
        TERMS                   LOANS        BALANCE ($)         BALANCE
---------------------------------------------------------------------------
 9 -- 12                           9        $  116,080,000          3.0%
13 -- 24                          25           181,915,000          4.8%
25 -- 36                          33           430,557,624         11.2%
37 -- 54                           4            81,350,000          2.1%
55 -- 60                          27           487,715,000         12.7%
---------------------------------------------------------------------------
TOTAL                             98        $1,297,617,624         33.9%
---------------------------------------------------------------------------
MIN:9 MOS.                   MAX:60 MOS.                  WTD. AVG.40 MOS.
---------------------------------------------------------------------------

PROPERTY STATE/LOCATION
---------------------------------------------------------------------------
                                              AGGREGATE
                                               CUT-OFF             % OF
                              NUMBER OF          DATE              LOAN
                              MORTGAGED       PRINCIPAL          GROUP 1
     STATE/LOCATION           PROPERTIES     BALANCE ($)         BALANCE
---------------------------------------------------------------------------
California                        77        $1,065,503,583         27.8%
  Southern                        54           754,062,363         19.7%
  Northern                        23           311,441,220          8.1%
Texas                             28           448,286,928         11.7%
Illinois                           9           435,192,848         11.4%
New York                          16           192,708,421          5.0%
Other(a)                         163         1,686,915,164         44.1%
---------------------------------------------------------------------------
TOTAL                            293        $3,828,606,945        100.0%
---------------------------------------------------------------------------

(a)   Includes 33 States

PROPERTY TYPE
---------------------------------------------------------------------------
                                              AGGREGATE
                                               CUT-OFF             % OF
                             NUMBER OF           DATE              LOAN
        PROPERTY             MORTGAGED        PRINCIPAL          GROUP 1
          TYPE               PROPERTIES      BALANCE ($)         BALANCE
---------------------------------------------------------------------------
Retail                           155        $2,238,106,100         58.5%
Hospitality                       38           406,871,650         10.6%
Office                            43           776,826,523         20.3%
Industrial                         9            86,584,256          2.3%
Mixed Use                         16           147,579,505          3.9%
Self Storage                      17            72,914,436          1.9%
Multifamily                       11            77,851,294          2.0%
Manufactured Housing               2            14,500,000          0.4%
Other                              2             7,373,181          0.2%
---------------------------------------------------------------------------
TOTAL                            293        $3,828,606,945        100.0%
---------------------------------------------------------------------------

AMORTIZATION TYPES
---------------------------------------------------------------------------
                                              AGGREGATE
                                               CUT-OFF             % OF
                              NUMBER OF          DATE              LOAN
     AMORTIZATION             MORTGAGE        PRINCIPAL          GROUP 1
         TYPES                  LOANS        BALANCE ($)         BALANCE
---------------------------------------------------------------------------
Interest Only                     42        $1,661,725,000         43.4%
IO-Balloon                        98         1,297,617,624         33.9%
Balloon                           94           858,086,204         22.4%
Fully Amortizing                   2            11,178,118          0.3%
---------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
---------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
---------------------------------------------------------------------------
       RANGE OF
      REMAINING                               AGGREGATE
        STATED                                 CUT-OFF             % OF
     AMORTIZATION             NUMBER OF          DATE              LOAN
        TERMS                 MORTGAGE        PRINCIPAL          GROUP 1
        (MOS.)                  LOANS        BALANCE ($)         BALANCE
---------------------------------------------------------------------------
Interest Only                     42        $1,661,725,000         43.4%
178 -- 240                         6            24,878,594          0.6%
241 -- 300                         8            72,702,084          1.9%
301 -- 360                       174         1,953,749,933         51.0%
361 -- 420                         6           115,551,333          3.0%
---------------------------------------------------------------------------
TOTAL                            236        $3,828,606,945        100.0%
---------------------------------------------------------------------------
MIN:178                        MAX:420                        WTD. AVG.358
---------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------------------
                                              AGGREGATE           % OF
         RANGE OF             NUMBER OF      CUT-OFF DATE         LOAN
       CUT-OFF DATE           MORTGAGE        PRINCIPAL          GROUP 2
  PRINCIPAL BALANCES ($)        LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
   914,000 --   3,999,999         16        $   39,932,803          5.1%
 4,000,000 --   5,999,999          9            47,762,602          6.0%
 6,000,000 --   8,999,999          7            53,463,239          6.8%
 9,000,000 --  10,999,999          2            18,135,000          2.3%
11,000,000 --  12,999,999          2            23,799,522          3.0%
13,000,000 --  14,999,999          5            71,350,000          9.0%
15,000,000 --  19,999,999          2            36,300,000          4.6%
20,000,000 -- 387,500,000          5           499,090,000         63.2%
-----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
-----------------------------------------------------------------------------
MIN: $914,000             MAX: $387,500,000                 AVG. $16,454,858
-----------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO(1) (X)
-----------------------------------------------------------------------------
                                              AGGREGATE           % OF
                              NUMBER OF      CUT-OFF DATE         LOAN
       RANGE OF               MORTGAGE        PRINCIPAL          GROUP 2
     OF DSCRS (X)               LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
1.12 -- 1.19                       8        $  121,442,217         15.4%
1.20 -- 1.24                      24           155,738,183         19.7%
1.25 -- 1.29                       9            87,315,025         11.1%
1.30 -- 1.39                       6           420,044,874         53.2%
1.40 -- 1.43                       1             5,292,867          0.7%
-----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
-----------------------------------------------------------------------------
MIN: 1.12X                   MAX: 1.43X                      WTD. AVG. 1.30X
-----------------------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------------------------
                                              AGGREGATE           % OF
        RANGE OF              NUMBER OF      CUT-OFF DATE         LOAN
        MORTGAGE              MORTGAGE        PRINCIPAL          GROUP 2
       RATES (%)                LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
4.6500 -- 5.7999                   6        $   80,415,611         10.2%
5.8000 -- 5.9999                  11            84,444,479         10.7%
6.0000 -- 6.1999                  14           522,360,562         66.1%
6.2000 -- 6.2999                   8            69,276,628          8.8%
6.3000 -- 6.8000                   9            33,335,885          4.2%
-----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
-----------------------------------------------------------------------------
MIN: 4.6500                  MAX: 6.8000                    WTD. AVG. 6.0287
-----------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(1) (%)
-----------------------------------------------------------------------------
                                              AGGREGATE           % OF
        RANGE OF              NUMBER OF      CUT-OFF DATE         LOAN
      CUT-OFF DATE            MORTGAGE        PRINCIPAL          GROUP 2
     LTV RATIOS (%)             LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
49.9 -- 60.0                       8        $  421,060,096         53.3%
60.1 -- 65.0                       6            69,400,000          8.8%
65.1 -- 75.0                      13            89,116,570         11.3%
75.1 -- 77.5                      10           103,452,363         13.1%
77.6 -- 83.0                      11           106,804,136         13.5%
-----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
-----------------------------------------------------------------------------
MIN: 49.9%                   MAX: 83.0%                      WTD. AVG. 66.0%
-----------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(1) (%)
-----------------------------------------------------------------------------
        RANGE OF                              AGGREGATE           % OF
      MATURITY DATE           NUMBER OF      CUT-OFF DATE         LOAN
       OR ARD LTV             MORTGAGE        PRINCIPAL          GROUP 2
       RATIOS (%)               LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
41.7 -- 60.0                      15        $  485,862,227         61.5%
60.1 -- 65.0                       6            48,482,031          6.1%
65.1 -- 75.0                      23           194,733,707         24.7%
75.1 -- 77.5                       2             5,555,200          0.7%
77.6 -- 80.0                       2            55,200,000          7.0%
-----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
-----------------------------------------------------------------------------
MIN: 41.7%                   MAX: 80.0%                     WTD. AVG. 63.0%
-----------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
-----------------------------------------------------------------------------
        RANGE OF                              AGGREGATE           % OF
     ORIGINAL TERMS           NUMBER OF      CUT-OFF DATE         LOAN
       TO MATURITY            MORTGAGE        PRINCIPAL          GROUP 2
         (MOS.)                 LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
 60 --  60                         5        $   27,635,347          3.5%
 85 -- 121                        42           760,287,692         96.3%
122 -- 216                         1             1,910,126          0.2%
-----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
-----------------------------------------------------------------------------
MIN: 60                       MAX: 216                        WTD. AVG. 118
-----------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
-----------------------------------------------------------------------------
        RANGE OF                              AGGREGATE           % OF
     REMAINING TERMS          NUMBER OF      CUT-OFF DATE         LOAN
       TO MATURITY            MORTGAGE        PRINCIPAL          GROUP 2
         (MOS.)                 LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
 55 --  60                         5        $   27,635,347          3.5%
 84 -- 120                        42           760,287,692         96.3%
121 -- 213                         1             1,910,126          0.2%
-----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
-----------------------------------------------------------------------------
MIN: 55                       MAX: 213                        WTD. AVG. 115
-----------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
-----------------------------------------------------------------------------
        RANGE OF                              AGGREGATE           % OF
    REMAINING PARTIAL         NUMBER OF      CUT-OFF DATE         LOAN
         IO TERM              MORTGAGE        PRINCIPAL          GROUP 2
         (MOS.)                 LOANS        BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
 9 -- 24                           6        $   49,634,000          6.3%
25 -- 36                           9            80,600,200         10.2%
37 -- 59                           8           101,700,000         12.9%
-----------------------------------------------------------------------------
TOTAL                             23        $  231,934,200         29.4%
-----------------------------------------------------------------------------
MIN: 9 MOS.                   MAX: 59 MOS.                 WTD. AVG. 39 MOS.
-----------------------------------------------------------------------------

PROPERTY STATE/LOCATION
-----------------------------------------------------------------------------
                                              AGGREGATE           % OF
                              NUMBER OF      CUT-OFF DATE         LOAN
                              MORTGAGED       PRINCIPAL          GROUP 2
        LOCATION             PROPERTIES      BALANCE ($)         BALANCE
-----------------------------------------------------------------------------
California                         5        $  424,688,160         53.8%
Texas                             14           125,925,130         15.9%
New York                           2            42,870,000          5.4%
Nevada                             3            31,827,922          4.0%
Missouri                           2            30,732,016          3.9%
Other(a)                          28           133,789,937         16.9%
-----------------------------------------------------------------------------
TOTAL                             54        $  789,833,165        100.0%
-----------------------------------------------------------------------------

(a) Including 15 states

PROPERTY TYPE
-----------------------------------------------------------------------------
                                               AGGREGATE          % OF
                              NUMBER OF      CUT-OFF DATE         LOAN
        PROPERTY              MORTGAGED        PRINCIPAL         GROUP 2
          TYPE               PROPERTIES       BALANCE ($)        BALANCE
----------------------------------------------------------------------------
Multifamily                       50        $  768,635,649         97.3%
Manufactured Housing               4            21,197,516          2.7%
----------------------------------------------------------------------------
TOTAL                             54        $  789,833,165        100.0%
----------------------------------------------------------------------------

AMORTIZATION TYPES
----------------------------------------------------------------------------
                                               AGGREGATE          % OF
                              NUMBER OF      CUT-OFF DATE         LOAN
      AMORTIZATION            MORTGAGE         PRINCIPAL         GROUP 2
          TYPES                 LOANS         BALANCE ($)        BALANCE
----------------------------------------------------------------------------
IO-Balloon                        23        $  231,934,200         29.4%
Balloon                           21           106,198,965         13.4%
Interest Only                      4           451,700,000         57.2%
----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
----------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
----------------------------------------------------------------------------
        RANGE OF                              AGGREGATE           % OF
    REMAINING STATED          NUMBER OF      CUT-OFF DATE         LOAN
      AMORTIZATION            MORTGAGE        PRINCIPAL          GROUP 2
      TERMS (MOS.)              LOANS        BALANCE ($)         BALANCE
----------------------------------------------------------------------------
Interest Only                      4        $  451,700,000         57.2%
299 -- 360                        40           287,261,527         36.4%
361 -- 420                         4            50,871,639          6.4%
----------------------------------------------------------------------------
TOTAL                             48        $  789,833,165        100.0%
----------------------------------------------------------------------------
MIN: 299                       MAX: 420                       WTD. AVG. 366
----------------------------------------------------------------------------

________________________
(1)   With respect to the Park La Brea Apartments loan, calculations of LTV and
      DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                             PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                  % OF REM      % OF REM    % OF REM      % OF REM     % OF REM     % OF REM     % OF REM
                                  MORTGAGE      MORTGAGE    MORTGAGE      MORTGAGE     MORTGAGE     MORTGAGE     MORTGAGE
                                    POOL          POOL        POOL          POOL         POOL         POOL         POOL
                  COLLATERAL      BALANCE       BALANCE      BALANCE      BALANCE       BALANCE      BALANCE      BALANCE
 PERIOD   LOANS    BALANCE     LOCKOUT/DEF(2)    YM(3)     6.00% PEN.    5.00% PEN.   4.00% PEN.   3.00% PEN.   2.00% PEN.
---------------------------------------------------------------------------------------------------------------------------

            % OF REM    % OF REM
            MORTGAGE    MORTGAGE
              POOL        POOL
             BALANCE    BALANCE
 PERIOD    1.00% PEN.     OPEN      TOTAL
------------------------------------------

________________________
(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
      Assumptions to be described in the offering prospectus.

(2)   Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)   Mortgage Loans that permit either defeasance or prepayment with yield maintenance and mortgage loans that require defeasance if the cost of defeasance is less than yield maintenances are treated herein as yield maintenance loans.

TEN LARGEST MORTGAGE LOANS AND/OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                      NUMBER OF
                                                      MORTGAGE                                 % OF
                                                       LOANS/                      SHADOW     INITIAL
                                                      MORTGAGED    CUT-OFF DATE    RATING    MORTGAGE
                                         MORTGAGE       REAL        PRINCIPAL     MOODY'S/     POOL      PROPERTY     PROPERTY
NO.              LOAN NAME              LOAN SELLER  PROPERTIES      BALANCE       S&P(1)     BALANCE      TYPE        SIZE(2)
--------------------------------------------------------------------------------------------------------------------------------

 1.   Park La Brea Apartments              IXIS         1     1   $  387,500,000                8.4%    Multifamily       4,238
 2.   Beacon Office Portfolio              MLML         1     2      225,000,000                4.9       Office      1,367,594
 3.   YPI Transwestern Portfolio            CRF         1     7      224,400,000                4.9       Office      2,083,585
 4.   First Colony Mall                    MLML         1     1      194,612,784                4.2       Retail        416,081
 5.   Pinnacle Hills Promenade             MLML         1     1      140,000,000                3.0       Retail        425,965
 6.   Central Park Shopping Center         IXIS         1     1      125,000,000                2.7       Retail        665,487
 7.   Georgetown Renaissance Portfolio     MLML         1    18      100,000,000                2.2       Various       303,059
 8.   Konover Hotel Portfolio              MLML         1    15       67,000,000                1.5     Hospitality       1,103
 9.   Anaheim Plaza                        MLML         1     1       61,750,000                1.3       Retail        345,708
 10.  Sahara Pavilion North                MLML         1     1       56,250,000                1.2       Retail        333,679
                                                      ---   ---   --------------               ----
      TOTAL/WTD. AVG.                                  10    48   $1,581,512,784               34.2%
                                                      ===   ===   ==============               ====

                                                                    CUT-OFF
                                          LOAN BALANCE    DSCR      DATE LTV
NO.              LOAN NAME                 PER SF/UNIT   (X)(3)   RATIO (%)(3)
-------------------------------------------------------------------------------

 1.   Park La Brea Apartments               $182,869      1.37        59.6
 2.   Beacon Office Portfolio                    165      1.21        77.6
 3.   YPI Transwestern Portfolio                 108      1.34        76.6
 4.   First Colony Mall                          468      1.16        69.5
 5.   Pinnacle Hills Promenade                   329      1.38        78.9
 6.   Central Park Shopping Center               188      1.32        78.6
 7.   Georgetown Renaissance Portfolio           330      1.31        51.0
 8.   Konover Hotel Portfolio                 60,743      1.42        74.4
 9.   Anaheim Plaza                              179      1.43        67.5
 10.  Sahara Pavilion North                      169      1.40        72.1
                                                          ----        ----
      TOTAL/WTD. AVG.                                     1.32X       69.8
                                                          ====        ====

________________________
(1)   It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, that the credit characteristics of the subject mortgage loan are consistent with those of investment-grade rated obligations.

(2)   Property size is indicated in rooms (for hospitality properties), in dwelling units (for multifamily properties) and square feet for all other property types.

(3)   With respect to Loan Nos. 4 and 6, calculated using stabilized appraised values. With respect to Loan Nos. 4 and 5, calculated using stabilized cash flows.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PARK LA BREA APARTMENTS

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                           Los Angeles, CA
Property Type                                                       Multifamily
Size (Units)                                                              4,238
Percentage Physical Occupancy as of June 28, 2006                         96.6%
Year Built                                                                 1943
Year Renovated                                                             1996
Appraisal Value                                                  $1,300,000,000
# of Tenant Leases                                                        4,093
Average Monthly Rent Per Unit                                            $1,652
Underwritten Economic Occupancy                                           96.1%
Underwritten Revenues                                               $93,933,103
Underwritten Total Expenses                                         $27,761,774
Underwritten Net Operating Income (NOI)                             $66,171,329
Underwritten Net Cash Flow (NCF)                                    $65,323,729
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                              IXIS Real Estate Capital Inc.
Loan Group                                                                    2
Origination Date                                                August 10, 2006
Cut-off Date Principal Balance                                  $387,500,000(1)
Cut-off Date Loan Balance Per Unit                                  $182,869(1)
Percentage of Initial Mortgage Pool Balance                                8.4%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.0700%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
                                                         LO(24)(2),YM(1),YM, or
Original call protection                                           DEF(88),O(7)
Lockbox                                                        None at Closing,
                                                                 Springing Hard
Cut-off Date LTV Ratio(1)                                                 59.6%
LTV Ratio at Maturity or ARD(1)                                           59.6%
Underwritten DSCR on NOI(1)                                               1.39x
Underwritten DSCR on NCF(1)                                               1.37x
--------------------------------------------------------------------------------

(1)   The Park La Brea Apartments loan was originated in the amount of
      $775,000,000, of which $387,500,000 is included in the trust. A Pari-Passu fixed rate note in the amount of $387,500,000 was included in the J.P.
      Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
      securitization. Calculations of LTV, DSCR and Cut-off Date Loan Amount per
      Unit are based on the whole loan amount.

(2)   Defeasance lock-out period expires 24 months following the closing of the
      J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
      securitization (which occurred on September 28, 2006).

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Park La Brea Apartments Loan") is evidenced by a single promissory note and secured by a first mortgage encumbering in a 4,238 unit apartment complex (the "Park La Brea Apartments Property"), located in Los
Angeles, California.

The total financing amount of $775,000,000 is bifurcated into two pari-passu notes (collectively, the "Park La Brea Apartments Whole Loan"): $387,500,000 A-2
note included in the trust and a $387,500,000 A-1 note that was included in the
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 securitization.

The principal balance of the Park La Brea Apartments Loan included in the trust represents approximately 8.4% of the initial mortgage pool balance and approximately 49.1% of the initial loan group 2 balance.

The Park La Brea Apartments Loan was originated on August 10, 2006 by IXIS Real
Estate Capital Inc. and has a remaining term of 116 months to its maturity date on August 9, 2016. The Park La Brea Apartments Loan may be voluntarily prepaid without payment of a prepayment premium on or after January, 2016 and permits defeasance with United States government obligations beginning 2 years after the closing of the J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
securitization (which occurred on September 28, 2006).

THE PROPERTY. The Park La Brea Apartments Property is a 4,238-unit apartment complex consisting of both garden style and high-rise buildings. In total, there are 68 garden apartment buildings (26 clusters), 18 high-rise (tower) apartment buildings, seven parking garages, one leasing office and two recreation buildings. The garden apartment buildings were constructed between 1943 and
1951, while the tower buildings were constructed between 1950 and 1951. The net rentable area is 4,112,655 square feet indicating an overall average unit size of 970 square feet. The overall unit mix consists of 18 studio units; 1,517 one-bedroom units; 2,416 two-bedroom units; 271 three-bedroom units; and 16 four bedroom units. The Park La Brea Apartments Property also provides an 8,200 square foot activities center that includes: an 84-seat theatre/multimedia room;
executive conference room; business center with online computer terminals, fax, copier and printing services; flexible and fully-equipped meeting/event space;
fitness center; and the Curson Cafe, featuring coffee, baked goods and sandwiches, and wi-fi connectivity. Additional amenities provided include: 6.8 miles of quiet private roads; 5 acres of parks, green belts and grassy fields; 5 miles of fitness trails; Jr. Olympic sized pool and spa; private bike path;
courtyards in garden blocks; resident community garden; putting green; outdoor amphitheatre; beauty salon; dry cleaners; video store; two playgrounds; sand volleyball court; 1,123 rental storage spaces; 24-hour patrol; 24-hour resident service; and 24-hour manned gates.

The property also includes parking for 6,766 cars both outdoors and in seven garages. 4,298 of these spaces are assigned to residents. Park La Brea
Apartments Property also offers 1,123 rental storage spaces.

The Park La Brea Apartments Property is regulated under the Los Angeles Rent
Stabilization Ordinance which is administered by the Los Angeles Housing
Department. Under the ordinance, a tenant's rent may only be increased once per year by an amount between 3% and 8% based on the consumer price index. Since
July of 1993, the allowable increase has been 3%. The Park La Brea Apartments
Property is entitled to raise rents an additional 1% annually because gas is provided centrally to residents. When a tenant moves out or is evicted, Park La
Brea Apartments Property may rent the vacated unit at market rates.

THE MARKET(1). The Park La Brea Apartments Property is located in the western portion of Los Angeles, five miles west of the central business district and 10 miles east of the Pacific Ocean. Additionally, the Park La Brea Apartments
Property is immediately adjacent to the Grove Shopping Center, Farmers Market and the Los Angeles County Museum of Art. Park La Brea Apartments is within a short driving distance to most of the major employment and entertainment centers of Los Angeles, including Downtown LA, Beverly Hills, Hollywood and Century
City.

The Los Angeles County apartment market has remained strong with vacancy rates remaining below the 5% mark since the mid-1990s. As of the first quarter of
2006, the aggregate vacancy level for multi-family properties within Los Angeles
County was reported at 3.3% with an average rental rate of $1,275. Additionally, the property's Marina Beverly Hills/West Hollywood/Park La Brea submarket reported a vacancy rate of 6.1% with an average asking rent of $1,731. As of
June 28, 2006, the property reported a vacancy rate of 3.4% with a weighted average rental rate of $1,652.

In Los Angeles County, from 2002 to 2004, completions of new apartment units averaged between 750 to 1,200 units per quarter, which is below the number needed to satisfy the Los Angeles region's needs. Developers added a decade high of 4,839 units to the Los Angeles area in 2004, which consisted mainly of luxury apartment complexes. This compares to the average annual pace of 2,620 units delivered to the market from 1995 to 2005. As of year-end 2005, Los Angeles
County averaged approximately 391 units per quarter for a total of 1,563 units added to the Los Angeles market for the year. This year-end 2005 number of completions is the lowest the county has experienced in ten years. High land prices, a lack of land for apartment construction, community resistance to new construction, and a shortage of subsidies for new affordable rental housing have limited the supply of new units coming on to the market in the Los Angeles region.

THE BORROWER. The borrower is Prime/Park LaBrea Titleholder, LLC, a Delaware limited liability company, a special purpose entity owned by Prime/Park LaBrea
Holdings, L.P., a California limited partnership. The borrower is a special purpose entity organized solely for the purpose of engaging in the business of owning the Park La Brea Apartments Property and entering into related financing transactions.

_____________________
(1)   Certain information was obtained from the appraisal of the Park La Brea
      Apartments Property dated July 11, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying appraisals.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The Park La Brea Apartments Property is managed by PLB
Management, LLC., an affiliate of the borrower.

LOCKBOX. The Park La Brea Apartments Loan requires a springing lockbox and springing cash management. During a cash management period, the loan documents require the borrower to direct tenants to pay their rents directly to a lockbox account, and all funds on deposit in such lockbox account will be transferred to a lender controlled account and will be applied in accordance with the loan documents. A cash management period will commence upon the occurrence of an event of default specified in the related mortgage loan documents and end 30 days after the date on which such event of default has been cured.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Park La Brea Apartments Loan:

            ------------------------------------------------
                            ESCROWS/RESERVES
                            ----------------

            TYPE:                   INITIAL       MONTHLY
            ------------------------------------------------
            Taxes                  $1,582,063     $316,413
            Insurance                $247,213     $123,607
            Immediate Repairs              $0           $0
            Capital Expenditures           $0           $0
            Rollover Reserve               $0           $0

ADDITIONAL DEBT. Any holder of any direct or indirect interests in the borrower may obtain mezzanine financing (or preferred equity financing), provided (i) the mezzanine loan is originated by a lender meeting certain criteria specified in the Park La Brea Apartments loan documents, (ii) loan to value ratio after taking into account to the mezzanine loan is less than 80% and (iii) the debt service coverage ratio including the debt service on the mezzanine loan is equal or greater than 1.10x. The lender of any permitted mezzanine financing must enter into an intercreditor agreement in form substantially similar to the form attached to the Park La Brea Apartments loan agreement or similar form reasonably acceptable to the lender and the rating agencies. In addition, under certain other circumstances, the direct and indirect equity holders of the borrower and certain affiliates of the borrower are permitted to pledge their respective equity interest in the borrower or certain affiliates of the borrower, as applicable, to a lender meeting certain criteria specified in the
Park La Brea Apartments loan documents, subject to the satisfaction of certain conditions set forth therein, including (i) such pledge not resulting in a change in the manager of the property (unless a replacement manager meets certain eligible criteria) and (ii) delivery of subordination agreements required by the lender.

SEVERANCE\RELEASE. The borrower is allowed to obtain a release of the portion of the property known as "East of Hauser" (the "East Hauser Property") securing the
Park La Brea Apartments Whole Loan without effecting a partial defeasance of the
Park La Brea Apartments Whole Loan or making a prepayment of principal provided that, among other things, after giving effect to such release, (i) the underwritten debt service coverage ratio shall not be less than 1.85x and (ii)
the loan to value ratio shall not be more than fifty percent (50%); provided, however, if either of the foregoing financial conditions is not satisfied, the borrower may effect a partial defeasance of the Park La Brea Apartments loan or make a prepayment of principal in order to satisfy such financial conditions.

In addition, the borrower is allowed to obtain a release of the East Hauser
Property or a release of the portion of the property known as "West of Hauser"
in connection with (i) a sale of either property to a special purpose entity meeting certain criteria set forth in the Park La Brea Apartments loan documents or a conveyance of either property to an affiliate of the borrower (in either case, the "Park La Brea Severed Property Borrower") and (ii) the assumption by the Park La Brea Severed Property Borrower of a portion of the loan allocated to such released property pursuant to the terms of the Park La Brea Apartments loan documents and such loan documents as shall be required to reflect the terms of the severed loan; provided that, among other things, (A) after giving effect to the severance of the Park La Brea Apartments Whole Loan, (a) the underwritten debt service coverage ratio of each loan shall not be less than 1.85x and (b)
the loan to value ratio of each loan shall not be more than 50%; provided, however, that if either of the foregoing financial conditions is not satisfied, the borrower may effect a partial defeasance of the Park La Brea Apartments
Whole Loan or make a prepayment of principal in order to satisfy such financial conditions and (B) after giving effect to the severance of the Park La Brea
Apartments Whole Loan, the aggregate outstanding principal balance of the loans is not less than 17% of the outstanding principal balance of the Park La Brea
Apartments Whole Loan immediately prior to the severance of the Park La Brea
Apartments Whole Loan.

The borrower is also allowed to obtain a release of the East Hauser Property by
(i) partially defeasing the Park La Brea Apartments Whole Loan in an amount equal to $162,000,000 or (ii) making a partial prepayment of the Park La Brea
Apartments Whole Loan in an amount equal to $162,000,000; provided that, among other things, after giving effect to such release, the underwritten debt service coverage ratio being not less than the greater of (a) the underwritten debt service coverage ratio on the closing date of the Park La Brea Apartments Whole
Loan and (b) the underwritten debt service coverage ratio immediately preceding such release.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

BEACON OFFICE PORTFOLIO

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           2
Location (City/State)                                               Chicago, IL
Property Type                                                            Office
Size (Square Feet)                                                    1,367,594
Percentage Physical Occupancy as of September 1, 2006                     87.6%
Year Built                                                                 1965
Year Renovated                                                      1984 & 1999
Appraisal Value                                                    $290,000,000
# of Tenant Leases                                                          127
Average Rent Per Square Foot                                             $15.52
Underwritten Economic Occupancy                                           92.5%
Underwritten Revenues                                               $35,885,948
Underwritten Total Expenses                                         $17,575,771
Underwritten Net Operating Income (NOI)                             $18,310,177
Underwritten Net Cash Flow (NCF)                                    $16,710,628
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                                October 3, 2006
Cut-off Date Principal Balance                                     $225,000,000
Cut-off Date Loan Balance Per SF                                           $165
Percentage of Initial Mortgage Pool Balance                                4.9%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                  Fee/Leasehold
Mortgage Rate                                                           6.0500%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                                         NAP
Original Call Protection                                  GRTR1% or YM(56),0(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    77.6%
LTV Ratio at Maturity or ARD                                              77.6%
Underwritten DSCR on NOI                                                  1.33x
Underwritten DSCR on NCF                                                  1.21x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Beacon Office Portfolio Loan") is evidenced by two promissory notes secured by two cross-collateralized and cross-defaulted first priority mortgage liens encumbering two Class B office buildings
(collectively, the "Beacon Office Portfolio Properties") located in Chicago,
Illinois. One of the promissory notes evidencing the Beacon Office Portfolio
Loan (the "Beacon Office Portfolio A-Note") has an initial balance of
$200,000,000 and the other promissory note evidencing the Beacon Office
Portfolio Loan (the "Beacon Office Portfolio B-Note") has an initial principal balance of $25,000,000. The Beacon Office Portfolio Loan represents approximately 4.9% of the initial mortgage pool balance and approximately 5.9%
of the initial loan group 1 balance.

The Beacon Office Portfolio Loan was originated on October 3, 2006, and has a principal balance as of the cut-off date of $225,000,000. The Beacon Office
Portfolio Loan has a remaining term of 59 months and a scheduled maturity date of November 1, 2011. The Beacon Office Portfolio Loan is prepayable subject to a prepayment penalty (except in the case of casualty or condemnation) equal to the greater of 1% of the then outstanding principal balance of the Beacon Office
Portfolio Loan and yield maintenance (calculated using a discount rate equal to the applicable U.S. Treasury Rate plus 25 basis points). Voluntary prepayment of the Beacon Office Portfolio Loan is permitted on or after August 1, 2011 without penalty.

THE PROPERTIES. The Beacon Office Portfolio Loan is secured by the fee and leasehold interests in two 21-story urban office buildings totaling approximately 1,367,594 net rentable square feet. The buildings are located on full block parcels providing superior light and views and feature a landscaped plaza and riverfront promenade. The floorplates feature column-free spans allowing flexible space planning. The Beacon Office Portfolio Properties are located directly between Union Station and the Ogilvie Transportation
Center/Northwestern Station and a short distance from the Chicago Transit
Authority elevated trains, offering excellent commuter access. The Beacon Office
Portfolio Properties also offer interstate access via Madison and Monroe streets. The Beacon Office Portfolio Properties are described more thoroughly as follows:

10 South Riverside -- Developed in 1965 and renovated in 1999, 10 South
Riverside contains approximately 684,443 square feet of net rentable area currently 80.6% leased and occupied. Occupancy is expected to increase upon the scheduled May 2007 commencement of a 112,174 sf lease to Zurich American. Trizec
Properties Inc. ("Trizec"), the former owner of the property, currently leases approximately 10% of the space with a 30-day cancellation clause. If Trizec exercise its termination option, the space could potentially be rented at higher
(market) rents. The Beacon Office Portfolio Loan features a $4 million ($59 psf of Trizec space) cash reserve to address any future leasing expenses at the 10
South Riverside property.

The following table presents certain information relating to the major tenants at the 10 South Riverside property:

-----------------------------------------------------------------------------------------------------------------------
                                               MAJOR TENANT INFORMATION
                                               ------------------------

                                                            CREDIT RATINGS     SQUARE      %       BASE       LEASE
TENANT NAME                         PARENT COMPANY         (MOODY'S/S&P)(1)     FEET    OF GLA   RENT PSF   EXPIRATION
-----------------------------------------------------------------------------------------------------------------------

Zurich American(2)             Zurich Financial Services        NR/A+         112,174    16.4%   $16.89(2)   4/30/2017
Trizec Properties Inc.                                           NR            67,054     9.8%   $13.46     12/31/2014
Blackman Kallick Bartelstein                                     NR            56,983     8.0%   $16.27      1/31/2016
-----------------------------------------------------------------------------------------------------------------------

_____________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Expected to commence May 1, 2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

120 South Riverside -- Developed in 1965 in conjunction with the construction of
10 South Riverside, 120 South Riverside consists of 683,151 square feet of net rentable area currently 94.5% leased and occupied. CDW Corporation ("CDW") is the property's largest tenant leasing 26% of the space. Given CDW's significant presence, the building is also known as the CDW Plaza. Occupancy is expected to increase in January 2007 upon CDW's 35,992 square foot expansion. CDW has an option to lease an additional floor (approximately 5% of the building's net rentable area) that is currently being occupied by State of Illinois and World
Ability Federation.

The following table presents certain information relating to the major tenants at the 120 South Riverside property:

-----------------------------------------------------------------------------------------------------
                                      MAJOR TENANT INFORMATION
                                      ------------------------

                        PARENT     CREDIT RATINGS                             BASE RENT     LEASE
TENANT NAME             COMPANY   (MOODY'S/S&P)(1)   SQUARE FEET   % OF GLA      PSF      EXPIRATION
-----------------------------------------------------------------------------------------------------

CDW                                      NR            179,960      26.3%      $ 13.25    5/31/2021
Arnstein & Lehr                          NR             94,170      13.8%      $ 10.00    3/31/2018
Hewitt Associates LLC                    NR             73,301      10.7%      $ 19.10    4/30/2010
-----------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule for the Beacon Properties.

--------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(2)
                                                  --------------------------

                                                                                                                     CUMULATIVE
              NUMBER OF    SQUARE                                % OF                     CUMULATIVE    CUMULATIVE      % OF
               LEASES       FEET      % OF GLA    BASE RENT    BASE RENT   CUMULATIVE        % OF       BASE RENT    BASE RENT
YEAR          EXPIRING    EXPIRING    EXPIRING   EXPIRING(5)   EXPIRING    SF EXPIRING   GLA EXPIRING    EXPIRING     EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

Vacant                      170,034     12.4%             --      0.0%       170,034         12.4%              --       0.0%
MTM                5          2,009      0.1          72,919      0.4        172,043         12.6%          72,919       0.4%
2007              19         50,511      3.7         872,588      4.7        222,557         16.3%         945,507       5.1%
2008               8         12,588      0.9         206,693      1.1        235,145         17.2%       1,152,200       6.2%
2009               7         14,313      1.0         178,584      1.0        249,458         18.2%       1,330,784       7.2%
2010              11        104,493      7.6       1,940,409     10.4        353,951         25.9%       3,271,192      17.6%
2011              13        112,765      8.2       2,102,230     11.3        466,716         34.1%       5,373,422      28.9%
2012               8         65,537      4.8       1,235,655      6.6        532,253         38.9%       6,609,077      35.6%
2013               7         58,886      4.3       1,190,159      6.4        591,139         43.2%       7,799,236      42.0%
2014              15        166,531     12.2       2,789,829     15.0        757,670         55.4%      10,589,065      57.0%
Thereafter        34        609,927     44.6       8,001,531     43.0      1,367,597        100.0%      18,590,596     100.0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL            127      1,367,594    100.0%    $18,590,596    100.0%
--------------------------------------------------------------------------------------------------------------------------------

_____________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from Beacon Office Portfolio Borrower's rent roll dated September 1, 2006.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET.(1) The Beacon Office Portfolio Properties are located in the West
Loop submarket of the Chicago Central Business District ("CBD"). The Chicago CBD
features 191.9 million square feet of office with Class A and Class B compositions totaling 44.7% and 37.9%, respectively. Per CoStar, third quarter
2006 Class B market vacancy was 15% with an average rent of $20.30 psf. The city's five primary submarkets are the Central Loop, East Loop, North Michigan
Avenue, River North and West Loop.

The West Loop is bounded by Franklin Street to the east, Halsted Street to the west, the Chicago River to the north and Roosevelt Road to the south. The submarket benefits from a strategic location, with excellent access to commuter trains, expressway arteries and the Chicago "L" rail system, which is a unique characteristic to this submarket. The 40.5 million square foot inventory comprises 33.8% of the CBD's entire inventory. The submarket attracts law firms and major corporations from across the nation. The West Loop, the most recently developed of downtown's five submarkets, ended the second quarter 2006 with an overall vacancy rate of 18.3% and direct vacancy of 15.1%. Class B direct vacancy in the West Loop is 14.3% with rent comparables ranging from $9-$23 psf.
The appraiser concluded an average market rent of $17 psf. As the West Loop continues to garner a greater share of the CBD leasing activity (nearly 57% of year-to-date net absorption), existing supply should be quickly absorbed. The addition of high profile buildings to Wacker Drive continues to drive the prestige and desirability of a West Loop location to new tenants. The West
Loop's long term viability is ensured by its transportation amenities and recent changes in city zoning.

THE BORROWER. The Borrowers are 10/120 South Riverside Fee LLC (the "Fee
Borrower") and 10/120 South Riverside Property LLC (the "Leasehold Borrower"),
each a single purpose bankruptcy-remote entity controlled directly or indirectly by Beacon Capital Strategic Partners IV L.P. ("Beacon Fund IV"). Beacon Fund IV
is one of five funds sponsored by Beacon Capital Partners, LLC ("Beacon") a privately-held real estate investment firm headquartered in Boston with offices in Los Angeles, New York City, Paris and London. Formed in January 1998, Beacon
and its predecessor companies have been actively involved in the real estate business for 60 years, with an established reputation as a high-quality property owner, operator and developer of urban office and mixed-use projects across the
U.S. Under the leadership of CEO Alan Leventhal, a team of over thirty professionals implements the firm's investment strategy and actively manages the assets that are included in the company's investment portfolio.

Since its establishment, Beacon has sponsored five investment vehicles representing over $4.5 billion of aggregate equity capital from various endowments, foundations and pension funds. The company's most recent fund,
Beacon Fund IV, is the largest office-focused private equity fund in the U.S.
with $2.0 billion of committed equity capital. The Fund features a "value-added"
investment strategy with a primary focus on office properties located in a select number of primarily urban, knowledge-based target markets including
Boston, Washington, D.C., New York, Los Angeles, San Francisco, Denver, Seattle,
Chicago, London and Paris. As of June 30, 2006, the Beacon Fund IV consisted of
11 investments and 6 pending investments, representing 12.6 million square feet with a projected total cost of $6.1 billion, of which the Fund's share was $4.7 billion. As of June 30, 2006, equity allocated to the Beacon Office Portfolio
Properties represented 77% of the total equity in the Beacon Fund IV.

PROPERTY MANAGEMENT. The Beacon Office Portfolio Properties will be managed by
10/120 South Riverside Illinois Property Manager LLC, which is an affiliate of the Borrower and controlled by Beacon.

LOCKBOX. Hard lockbox, with springing cash management triggered upon an event of default under the loan documents ("Trigger Event") and ending if and when such event of default is cured at which time any applicable reserves will be returned to Borrower.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Beacon Office Portfolio Loan:

    ----------------------------------------------------------------------
                              ESCROWS/RESERVES
                              ----------------

    TYPE:                            INITIAL            MONTHLY(2)
    ----------------------------------------------------------------------
    Taxes                                   $0       1/12 of annual taxes
    Insurance                               $0    1/12 of annual premiums
    Immediate Repairs                       $0                         $0
    Capital Expenditures                    $0                    $29,167
    Unfunded Tenant Allowance      $16,690,498                         $0
    Rollover Reserve                $4,000,000                         $0
    ----------------------------------------------------------------------

_____________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)   Monthly reserves shall be collected only upon the occurance and during the continuation of a Trigger Event.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ADDITIONAL DEBT. None.

PERMITTED MEZZANINE DEBT. On or after January 1, 2007 provided no Trigger Event has occurred and is then continuing, the Beacon Office Portfolio Borrower may incur mezzanine debt not to exceed $10 million secured by pledges of equity interests in the Beacon Office Portfolio Borrower (the "Permitted Mezzanine
Debt") subject to satisfaction of certain conditions, which include (i) a minimum combined underwritten debt service coverage ratio of the Beacon Office
Portfolio Loan and the Permitted Mezzanine Debt of at least 1.25x; (ii) the combined loan-to-value ratio with respect to the Beacon Office Portfolio Loan and any Permitted Mezzanine Debt is no greater than 80%; (iii) the lender under the Permitted Mezzanine Loan (the "Permitted Mezzanine Lender") is reasonably acceptable to lender and to the rating agencies; (iv) lender and the Permitted
Mezzanine Lender enter into an intercreditor agreement in form and substance reasonably acceptable to lender and to the rating agencies, and the mezzanine loan documents are in form and substance reasonably acceptable to lender and to the rating agencies; and (v) lender has received confirmation from each of the applicable rating agencies that the Permitted Mezzanine Debt will not, by itself, result in a downgrade, withdrawal or qualification of the then current ratings assigned to any certificates.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.

AIR RIGHTS LEASE. The Beacon Office Portfolio Properties are subject to two air rights leases, however, no lease payments are required for the term of the leases. Under the air rights leases, Fee Borrower is the lessor and Leasehold
Borrower is the lessee. The leases have a term which extends not less than twenty (20) years beyond the maturity date of the Beacon Office Portfolio Loan.
The two leases are referred to as air rights leases since ownership of the underground portion of the properties was retained by a railroad company in order to build, maintain and operate railroad tracks. That underground portion is owned by Chicago Union Station Co., a wholly owned subsidiary of Amtrak
("CUSCO"). The previous owner of the two properties, Trizec Hahn Corporation,
(i) acquired via one subsidiary the lessee interest in the air rights leases, and (ii) acquired via a separate subsidiary the lessor interest in the air rights leases and the fee owner interest in the buildings and related underground columns and support structures. Fee ownership of the underground railroad tracks and related structures remains with CUSCO. Mutual easement rights and maintenance obligations are ensured by a Reciprocal Easement and
Operating Agreement ("REOA") for each of the two properties. Beacon acquired the
Trizec lessee interests in the air rights leases, the Trizec lessor/fee owner interests, and the related rights under the REOA's. Beacon pledged both interests in the two properties, and the rights under the REOA's, as security for the Beacon Office Portfolio Loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

YPI TRANSWESTERN PORTFOLIO LOAN

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           7
Location (City/State)                                                       (1)
Property Type                                                            Office
Size (Square Feet)                                                    2,083,585
Percentage Physical Occupancy as of
     July-August 2006(2)                                                 83.65%
Year Built                                                                  (1)
Year Renovated                                                              (1)
Appraisal Value(3)                                                 $292,900,000
# of Tenants                                                                203
Average Rent Per Square Foot                                             $16.55
Underwritten Economic Occupancy                                          86.90%
Underwritten Revenues                                               $39,996,535
Underwritten Total Expenses                                         $19,699,263
Underwritten Net Operating Income (NOI)                             $20,297,272
Underwritten Net Cash Flow (NCF)                                    $17,823,249
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                               November 8, 2006
Cut-off Date Principal Balance                                     $224,400,000
Cut-off Date Loan Balance Per Square Foot                                  $108
Percentage of Initial Mortgage Pool Balance                                4.9%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8300%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(26),Def(32),O(2)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    76.6%
LTV Ratio at Maturity or ARD                                              76.6%
Underwritten DSCR on NOI                                                   1.53
Underwritten DSCR on NCF                                                   1.34
--------------------------------------------------------------------------------

(1)   See the table titled "YPI Transwestern Portfolio Properties" under "The
      Properties" to follow.

(2)   Occupancy date range based on applicable rent roll per property.

(3)   Based on the stabilized appraised values for the 1600 Corporate Center property and the Kensington Corporate Center property. The Cut-off Date
      LTV Ratio and LTV Ratio at Maturity are both 78.43% based on an "as is"
      appraised value of $286,100,000 for the whole portfolio.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                 [MAPS OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "YPI Transwestern Portfolio Loan") is a cross-collateralized and cross-defaulted loan evidenced by six promissory notes secured by first mortgages and deeds of trust encumbering four Class A office buildings and three Class B+ office buildings (collectively, the "YPI
Transwestern Portfolio Properties") located in Chicago, Illinois (4 properties)
and Dallas, Texas (3 properties). The YPI Transwestern Portfolio Loan represents approximately 4.9% of the initial mortgage pool balance and approximately 5.9%
of the initial loan group 1 balance.

The YPI Transwestern Portfolio Loan was originated on November 8, 2006, and has a principal balance as of the cut-off date of $224,400,000. The YPI Transwestern
Portfolio Loan has a remaining term of 58 months and a scheduled maturity date of October 8, 2011. The YPI Transwestern Portfolio Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with
United States Treasury obligations or other non-callable government securities
(and in the case of a partial defeasance, in the amount set forth under "Release
Provisions" below) beginning two years after the creation of the securitization trust. Voluntary prepayment of the YPI Transwestern Portfolio Loan is permitted on or after September 8, 2011, without penalty.

THE PROPERTIES. The YPI Transwestern Portfolio Properties consist of seven office buildings, four located in Chicago, Illinois and three located in Dallas,
Texas, covering four different submarkets. The YPI Transwestern Portfolio
Properties consist, in the aggregate, of approximately 2,083,585 square feet of which 83.7% is leased to 203 tenants. Across the Portfolio, only one tenant,
Countrywide Financial Corporation, represents 5% or greater of the total occupied square footage.

The four Chicago properties are comprised of the following:

200 North LaSalle. The property is a 629,040 square foot, thirty-story, Class A office building built in 1984 and situated on a 0.747-acre site in the Central
Loop of the Chicago central business district ("CBD"). The newly remodeled building has a technical infrastructure served by three electrical substations and includes state-of-the art telecommunication capabilities, upgraded electrical service, abundant riser space and a sophisticated HVAC system with 26 zones per floor. The recent renovation included a redesigned front entrance, main lobby, tenant corridors and signage, and the building is unique in that rather than having a traditional four corner configuration, one side of the building has a saw-tooth floor plate design which provides multiple corner offices for each floor. The property has average floor plates of 22,800 square feet, and tenant space ranges from 36 square feet (storage space) to 97,116 square feet. The property does not have on-site parking, but there are several parking garages within close proximity to the property. Currently, the building is 91.0% occupied by 47 tenants, the largest of which is Travelers Indemnity
Company, representing 15.4% of the building. The Travelers Indemnity Company's lease expires in April 2011.

1600 Corporate Center. The property is a 254,448 square foot, twelve-story,
Class A- office building built in 1986 and situated on a 6.0-acre site in
Rolling Meadows, within Chicago's Northwest Suburban Office submarket. Surface parking provides 760 spaces (2.99 per 1,000 square feet). The property has average floor plates of 20,900 square feet, and tenant space ranges from 1,052 square feet to 106,527 square feet. The building is 71.5% occupied by 15 tenants, the largest of which is Countrywide Financial Corporation, representing
41.8% of the building. A majority of the space leased by Countrywide Financial
Corporation expires in July 2013 (however, 13,556 square feet expires in
November and December 2008). The building enjoys excellent local access provided by five major interchanges and Pace bus routes and is located only 15 minutes from O'Hare International Airport and 30 minutes from Chicago's downtown CBD.

Bannockburn Corporate Center. The property is a 205,402 square foot, three-story, Class A office building built in 2000 and situated on a 15.517-acre site in Bannockburn, within Chicago's Northwest Suburban Office submarket. The building features an interior lobby consisting of a three-story, open-air atrium with a full glass curtain wall, skylight, decorative wood paneling, and granite and terrazzo flooring. Additional amenities include a pool, exercise room, tennis courts, playground, controlled access gates and paved surface and below grade parking offering 786 spaces (3.83 per 1,000 square feet). The property has average floor plates of 70,000 square feet, and tenant space ranges from 500 square feet to 41,123 square feet. The building is 87.5% occupied by 12 tenants, the largest of which is GE Capital, representing 20% of the building. The GE
Capital lease expires in November 2010. Located immediately east of Interstate
294 and immediately north of Illinois Route 22, the property is in close proximity to the affluent North Shore suburbs of Chicago.

Kensington Corporate Center. The property is an 86,107 square foot, four-story,
Class B+ office building built in 1986 and situated on a 8.870-acre site in
Mount Prospect, within Chicago's Northwest Suburban Office submarket. The building features a two-story atrium lobby and has a parking ratio of 5.27 spaces per 1,000 square feet with 454 surface and covered spaces. The property has average floor plates of 23,000 square feet. The building is 100% occupied by
Metropolitan Life Insurance Company ("MetLife") and is located in the Kensington
Center Business Park. The property has good access to I-294 and is served by
Pace bus routes and a nearby Metro Station. MetLife has been a tenant of
Kensington Corporate Center since its completion, under an initial lease for
71,000 square feet. In 1997, the tenant expanded into the entire building. The tenant is fully utilizing the property. The MetLife lease expires in July 2008.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

The Dallas Properties are located adjacent to one another in the Energy Square development in the North Central Expressway submarket of Dallas. The three
Dallas properties are comprised of the following:

6688 North Central Expressway. The property (the "Central Property") is a
296,624 square foot, sixteen-story Class A office building built in 1985 and situated on a 2.5-acre site approximately 5 miles north of the Dallas CBD.
Additional improvements include a 6-level sub-grade parking garage with 982 spaces (3.31 per 1,000 square feet). Since 2003 the property has undergone approximately $1,462,296 in capital improvements, covering $488,000 in exterior renovations, $391,542 in interior remodeling and $582,754 in systems upgrades.
The property has average floor plates of 18,200 square feet, and tenant space ranges from 1,606 square feet to 38,714 square feet. Currently, the building is
82.3% occupied by 21 tenants, the largest of which is DAVACO, Inc. ("DAVACO"), representing 13.1% of the building. The DAVACO lease expires in December 2011.

Energy Square I. The property is a 254,338 square foot, fourteen-story Class B+
office building built in 1974 and situated on a 6.4-acre site approximately 5 miles north of the Dallas CBD. Additional improvements include a 2-level parking structure which provides 468 parking spaces and a grade-level parking lot with
372 parking spaces, totaling 840 parking spaces (3.3 per 1,000 square feet). In addition, since 2003, the property has undergone $935,191 in capital improvements and in 2004, all corridors and common area floors were upgraded with new carpet, wall covering and elevator lobby lights. The property has average floor plates of 22,400 square feet, and tenant space ranges from 226 square feet to 25,948 square feet. Currently, the building is 76.6% occupied by
74 tenants, the largest of which is National Energy Group, representing 10.2% of the building. The National Energy Group's lease expires in December 2007.

Energy Square II. The property is a 357,626 square foot, sixteen-story Class B+
office building built in 1980 and situated on a 3.25-acre site approximately 5 miles north of the Dallas CBD. Additional improvements include 306 surface parking spaces (shared with the Energy Square I building) and 1,211 garage parking spaces. Since 2004, the property has undergone $1,430,269 in capital improvements. The property has average floor plates of 18,540 square feet, and tenant space ranges from 367 square feet to 84,598 square feet. Currently, the building is 79.4% occupied by 32 tenants, the largest of which is Sears, Roebuck and Co., representing 23.7% of the building. The Sears' lease expires in
November 2011.

The following tables present certain information regarding the YPI Transwestern
Portfolio Loan Properties.

------------------------------------------------------------------------------------------------------------------------------------
                                                YPI TRANSWESTERN PORTFOLIO PROPERTIES
                                                -------------------------------------
                             ALLOCATED           YEAR                       % OF TOTAL                                 APPRAISED
PROPERTY      LOCATION      LOAN AMOUNT     BUILT/RENOVATED   SQUARE FEET   SQUARE FEET   OCCUPANCY  LARGEST TENANT      VALUE
------------------------------------------------------------------------------------------------------------------------------------

200 North     Chicago,      $92,000,000          1984           629,040        30.2%        91.0%    Travelers      $116,000,000
LaSalle       Illinois                                                                               Indemnity
                                                                                                     Company

Energy        Dallas,       $27,947,894 (1)   1980 / 1981       357,626        17.2         79.4     Sears,           37,400,000
Square II     Texas                                                                                  Roebuck
                                                                                                     and Co.

Bannockburn   Bannockburn,  $28,800,000          2000           205,402         9.9         87.5     GE Capital       36,000,000
Corporate     Illinois
Center

6688 North    Dallas,       $28,000,000          1985           296,624        14.2         82.3     DAVACO           35,400,000
Central       Texas

Energy        Dallas,       $19,952,106 (1)      1974           254,338        12.2         76.6     National         26,700,000
Square I      Texas                                                                                  Energy
                                                                                                     Group

1600          Rolling       $18,900,000          1986           254,448        12.2         71.5     Countrywide     $29,300,000 (2)
Corporate     Meadows,                                                                               Financial
Center        Illinois                                                                               Coporation

Kensington    Mount          $8,800,000          1986            86,107         4.1        100.0     MetLife         $12,100,000 (3)
Corporate     Prospect,                                                                              Insurance
Center        Illinois                                                                               Company
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/                     $224,400,000                       2,083,585       100.0%        83.7%                   $292,900,000
WEIGHTED
AVERAGE
------------------------------------------------------------------------------------------------------------------------------------

(1)   Energy Square I and II secure one note totaling $47,900,000. The amounts shown here were determined using the appraised values of both properties.

(2)   1600 Corporate Center has an "as is" appraised value of $23,500,000.

(3)   Kensington Corporate Center has an "as is" appraised value of $11,100,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      MAJOR TENANT INFORMATION(1)

                                                           CREDIT RATING
                                                            (MOODY'S /     SQUARE    % OF    BASE RENT   % OF TOTAL      LEASE
TENANT NAME                         PARENT COMPANY            S&P)(2)       FEET      GLA       PSF      BASE RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Countrywide Financial                                         A3 / A       106,527    5.1%     $9.53        3.52%       7/14/2013(3)
  Coporation
Travelers Indemnity Company       St. Paul Travelers         Aa3 / AA-      97,116    4.7      15.70        5.29        4/30/2011
                                Insurance Company Ltd.
Focal Communications             Broadwing Corporation          NR          95,103    4.6      17.25        5.69        6/30/2008
  Corporation(4)
MetLife Insurance Company            MetLife Inc.             A2 / A        85,487    4.1      11.26        3.34        7/31/2008
Sears, Roebuck and Co.           Sears Holdings Corp.        Ba1 / BB+      84,598    4.1      19.54        5.73       11/30/2011
New York Life                 New York Life Insurance Co.    Aa2 / AA+      57,532    2.8      16.46        3.28        9/30/2010
AMA Services                                                    NR          51,030    2.4      15.16        2.68       10/31/2007
GE Capital                       General Electric Co.        Aaa / AAA      41,123    2.0      15.59        2.22       11/16/2010
DAVACO                                                          NR          38,714    1.9      17.50        2.35       12/30/2011
Hartline Dacus Dreyer                                           NR          38,509    1.8      19.97        2.67        5/31/2008
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                     695,739   33.4%                 36.77%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the YPI Transwestern Portfolio
      Borrowers' rent rolls dated from July 11, 2006 to August 8, 2006.

(2)   Credit Ratings are of the parent company whether or not the parent guarantees the lease.

(3)   Countrywide Financial Corporation leases 92,971 square feet that expire in
      July 2013 and 13,556 square feet that expire in November and December
      2008.

(4)   Careerbuilder subleases 48,668 square feet from Focal Communications
      Corporation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE(1),(2)
                                                   -----------------------------

                                                                                                                         CUMULATIVE
             NUMBER OF                                            % OF      CUMULATIVE                      CUMULATIVE      % OF
              TENANTS    SQUARE FEET   % OF GLA    BASE RENT    BASE RENT   SQUARE FEET   CUMULATIVE % OF   BASE RENT    BASE RENT
YEAR         EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING      GLA EXPIRING     EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant                      340,666       16.3%            --       0.0%       340,666          16.3%               --        0.0%
MTM             14           12,556       0.60       $257,476       0.9        353,222         16.95          $257,476        0.9
2006             3            4,010       0.19         78,106      0.27        357,232         17.15           335,582       1.16
2007            48          194,393       9.33      3,310,196     11.48        551,625         26.47         3,645,778      12.64
2008            41          357,347      17.15      5,686,317     19.72        908,972         43.63         9,332,095      32.36
2009            23          119,995       5.76      2,085,741      7.23      1,028,967         49.38        11,417,836      39.59
2010            19          218,387      10.48      3,745,768     12.99      1,247,354         59.87        15,163,604      52.58
2011            21          333,475      16.00      5,797,863     20.10      1,580,829         75.87        20,961,467      72.68
2012            12          114,316       5.49      2,071,342      7.18      1,695,145         81.36        23,032,809      79.86
2013             6          159,554       7.66      2,045,131      7.09      1,854,699         89.01        25,077,940      86.95
2014             6           94,823       4.55      1,570,134      5.44      1,949,522         93.57        26,648,074      92.39
2015             7           97,340       4.67      1,500,040      5.20      2,046,862         98.24        28,148,114      97.60
Thereafter       3           36,723       1.76        693,474      2.40      2,083,585        100.00        28,841,588     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL          203        2,083,585      100.0%   $28,841,588     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the YPI Transwestern Portfolio
      Borrowers' rent rolls dated from July 11, 2006 to August 8, 2006.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET.(1) The YPI Transwestern Portfolio Properties consists of office buildings are located in Chicago, Illinois and in Dallas, Texas, covering four different submarkets.

The Chicago Market. The Chicago properties in the YPI Transwestern Portfolio are located in Chicago, Illinois and its surrounding submarkets. With a population of 8,585,217 the Chicago-Naperville-Joliet, IL-IN-WI Metropolitan Statistical
Area ("Chicago MSA") is the 3rd largest in the United States. According to CB
Richard Ellis, the Chicago MSA office market consists of myriad downtown and suburban submarkets that total 218.8 million square feet of net rentable area.
The Chicago CBD accounts for 119.97 million square feet (or 54.8% of the total inventory) while the suburban office markets combine to account for 98.8 million sf (or 45.2% of the total inventory). The overall vacancy in the Chicago MSA as of the second quarter 2006 was 18.1%. The YPI-Transwestern Portfolio properties are located within three of the Chicago MSA submarkets as follows: 200 North
LaSalle, Chicago Downtown CBD; 1600 Corporate Center and Kensington Corporate
Center, Northwest Suburban submarket; and Bannockburn Corporate Center, North
Suburban submarket.

The Chicago CBD office market comprises five submarkets, and 200 North LaSalle is located in the Central Loop submarket, the second largest, representing
41,805,134 square feet, or 34.84% of the total CBD inventory. As of the second quarter of 2006, while the Chicago CBD reported an overall vacancy of 16.8%, the
Central Loop had a vacancy of 15%, a decrease of 0.7% during this quarter. The
Central Loop submarket has generally outperformed the overall market. There are four major Class A office buildings recently completed in the Chicago CBD; all are over 75% pre-leased. Located within the heart of the CBD in one of the most prestigious and tightest CBD sectors, LaSalle Street is in close proximity to
Chicago's major government buildings and largest commuter railroad stations.
According to CoStar's Mid-Year Report, the LaSalle Street CBD submarket has a total office inventory of approximately 8.3 million rentable square feet, a vacancy of 12.2% and an average quoted rate of $26.77 per square foot.

The Northwest Suburban submarket provides great access and is situated at the crossroads of the Illinois highway system and the western edge of the O'Hare
International Airport submarket. The Northwest suburban office market consists of 25,285,916 square feet (11.6% of the total Chicago MSA and 25.6% of the total suburban inventory) and is currently 21.1% vacant. However, second quarter 2006 net absorption was 160,286 square feet, and there does not appear to be any new supply that is currently coming on-line. Kensington Corporate Center and 1600
Corporate Center are Class A properties within the submarket located in the cities of Mount Prospect and Rolling Meadows, respectively. Class A properties in the Northwest Suburbs total 12.1 million square feet (or 48% of total submarket inventory) and have a direct vacancy of 17.7% with asking rental rates ranging between $12.00 to $16.50 per square foot.

The North Suburban Office Market includes 5,651,782 square feet (2.6% of the total Chicago MSA and 5.7% of the total suburban inventory), and as of the second quarter 2006, overall vacancy was 17.0% (the second tightest suburban submarket) with net absorption of 32,038 square feet and average rental rates ranging between $7.00 to $18.50 per square foot. Average occupancy in the North
Suburbs submarket is 2.5% higher than that of the overall Suburban submarket and
1.0% higher than that of the overall Chicago MSA. Bannockburn Corporate Center is a Class A office building located in this submarket, and according to the second quarter 2006 CBRE survey, the submarket is comprised of six Class A properties (18.5% of the submarket's building inventory), exhibiting the lowest vacancy rate with 2.3%.

The Dallas Market. The Dallas/Fort Worth office market consists of 17 submarkets that total 276 million square feet of office space in 5,316 buildings. The total vacant square footage consists of 48.5 million square feet or 17.6%, the lowest overall vacancy rate since the second quarter of 1999. Experiencing positive net absorption consistently since 2004, the market had net absorption of 1,571,666 square feet during the most recent second quarter of 2006 and reported an average asking lease rate of $18.46 per square foot.

The Dallas properties are located in the Central Expressway submarket, which is located along U.S. 75 and is accessible to every major market in Dallas.
Demographically, the three-mile area surrounding the properties is one of the most densely populated and affluent areas in the State of Texas. The Central
Expressway corridor is considered to be the geographical spine of the Dallas area and benefits from its proximity to the downtown area, the primary employment center in North Texas with more than 134,000 workers and 2,500 businesses, including three Fortune 500 companies, accounting firms, and financial institutions. The buildings benefit from being three of only a handful of suburban office properties located directly on a DART light rail stop.

According to the Appraiser, the Dallas buildings compete directly with eight
Class A and B office buildings that were built between 1966 and 1988, contain an aggregate of 3,745,222 square feet, and range from 9 to 42 stories in height.
The comparable properties have an average vacancy of 15.66% (ranging from 6.25%
to 29.97%); however, excluding the two outliers, six of the properties have an average vacancy of 11.2%. Quoted rental rates range from $14.50 per square foot to $24.00 per square foot, with most of the properties quoting rents in the range of $16.50 per square foot to $23.00 per square foot.

THE BORROWERS. There are six individual borrowers (collectively, the "YPI
Transwestern Portfolio Borrowers"), each of which is a single purpose entity that is a Delaware limited liability company. The sole member of each borrower is YPI CD Mezz Borrower, LLC. The ultimate indirect controlling parent of the
YPI Transwestern Portfolio Borrowers is Younan Properties, Inc. ("YPI").

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

YPI specializes in acquiring and turning around non-stabilized office properties throughout the U.S. YPI was founded 5 years ago by Zaya Younan, the current CEO of YPI. Mr. Younan, the non-recourse carve out guarantor of the YPI Transwestern
Portfolio Loan, has over 10 years of experience in commercial real estate and building operation management. He has assembled a senior management team that possesses a vast amount of experience across many areas within commercial real estate including acquisition and dispositions, building operation, finance, leasing, asset management, and development. The 9 person management team specializes in office, retail, multi-family, and hotel properties. In less than
3 years after YPI's inception, the company purchased over 30 office buildings totaling 5 million square feet and 2 full-service hotels with 780 rooms. In the past 2 years YPI has also sold 10 office buildings totaling 1 million square feet. YPI currently owns 5 office buildings totaling just over 800,000 square feet in the Dallas market.

PROPERTY MANAGEMENT. The property manager for the YPI Transwestern Portfolio
Properties is Younan Investment Properties, L.P., an affiliate of YPI.

LOCKBOX. The YPI Transwestern Portfolio Loan requires a hard lockbox and springing cash management. The loan documents require the YPI Transwestern
Portfolio Borrowers to direct tenants to pay their rent directly to a lockbox account. Prior to a Cash Sweep Event, all rents are swept from the lockbox account to an account designated by the YPI Transaction Portfolio Borrowers.
Following the occurrence of a Cash Sweep Event and until the occurrence of a
Cash Sweep Termination Event, all rents are swept from the lockbox account to an account controlled by the lender.

A "Cash Sweep Event" means (a) the occurrence of an event of default under the loan documents or (b) the aggregate debt service coverage ratio (including the mezzanine loan described below) as of the last day of any calendar quarter is less than 1.00x.

A "Cash Sweep Termination Event" means when an event of default no longer exists or with respect to the matter described in clause (b) above, the aggregate debt service coverage ratio has been at least 1.05x for three consecutive calendar months.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the YPI Transwestern Portfolio Loan.

    ---------------------------------------------------------------------
                              ESCROWS/RESERVES
                              ----------------

    TYPE:                                        INITIAL        MONTHLY
    ---------------------------------------------------------------------
    Taxes ................................      $2,276,324      $679,555
    Insurance ............................       $168,322       $15,114
    TI/LC Reserve (1).....................       $727,023       $138,864
    Additional Rollover Reserve ..........      $2,000,000         $0
    Capital Expenditure Reserve(2)........          $0          $34,716
    Dionex Free Rent Reserve (3)..........       $645,000          $0
    AMA Reserve (4).......................       $470,000       $63,000
    Free Rent Reserve (5).................      $1,658,208         $0
    Landlord TI/LC Reserve (6)............      $5,411,391         $0
    ---------------------------------------------------------------------

(1)   Capped at $2,250,000. Additionally beginning August 2007 and continuing until July 2008, the YPI Transwestern Portfolio Borrowers are also required to deposit $83,333 monthly, until the reserve contains
      $1,000,000; if MetLife gives notice of its intention to vacate the premises, amounts in the reserve may be used to fund tenant improvement and leasing commission costs related to retenanting the building.

(2)   Reserve capped at $625,000.

(3)   Structured to cover rent under the lease. This reserve may be released to the YPI Transwestern Portfolio Borrowers upon the receipt of an executed estoppel demonstrating that DIONEX is currently occupying its space, open for business and paying full rent under the lease.

(4)   To be used for tenant improvement and leasing commissions related to the renewal of the AMA lease. Additionally, the YPI Transwestern Portfolio
      Borrowers are also required to fund an additional $63,000 per month for the first 10 months of the term of the YPI Transwestern Portfolio Loan.

(5)   Funded at closing for rent abatements provided to certain tenants. This reserve may be released to the YPI Transwestern Portfolio Borrowers according to a schedule set forth in the YPI Transwestern Portfolio Loan documents.

(6)   Structured to cover outstanding obligations pursuant to several leases.
      This reserve may be released to the YPI Transwestern Portfolio Borrowers upon the satisfaction of the obligations under the YPI Transwestern
      Portfolio Loan documents and delivery of executed estoppels.

CASHFLOW SWEEP. Commencing on the occurrence of a Cash Sweep Event (as defined above) and until the occurrence of a Cash Sweep Termination Event, any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses, extra-ordinary expenses and, provided no event of default exists, after payment of scheduled monthly principal and interest then due and payable under the mezzanine loan (excluding any principal payable in the event the mezzanine loan has matured or been accelerated) will be swept into the
Cash Sweep Reserve Account and held as additional collateral.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

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--------------------------------------------------------------------------------

MEZZANINE DEBT. YPI CD Mezz Borrower, LLC (the "Mezzanine Borrower"), the sole member of each of the YPI Transwestern Portfolio Borrowers, has incurred mezzanine debt in the aggregate amount of $36,500,000 secured by its equity interests in the YPI Transwestern Portfolio Borrowers. The mezzanine debt is scheduled to mature on October 8, 2011. The mezzanine debt is currently held by
Countrywide Commercial Real Estate Finance, Inc. Until the date on which the mezzanine loan is defeased or repaid in full, the Mezzanine Borrower will be required to pay to the mezzanine lender a certain participation interest, as described in the mezzanine loan documents.

OPTION TO CONVERT MEZZANINE LOAN TO PREFERRED EQUITY. At mezzanine lender's discretion, the mezzanine loan or any portion thereof may be converted to a preferred equity interest in the Mezzanine Borrower; any portion of the mezzanine loan converted to preferred equity will be required to have substantially the same terms as the mezzanine loan.

PARTIAL ASSUMPTION AND RELEASE FROM CROSS COLLATERALIZATION. The loan documents permit the assumption of portions of the YPI-Transwestern Portfolio Loan and the release of the related individual property from the cross collateralization, subject to a variety of conditions including maximum leverage requirements, underwriting tests, tenant-specific extension requirements and payment of a transfer fee. In addition, additional TI/LC reserves may be required to the extent that there are rollover concentrations.

RELEASE PROVISIONS. Individual YPI Transwestern Portfolio Properties may be
released from the lien of the related mortgage upon defeasance by the YPI
Transwestern Portfolio Borrowers of a principal amount equal to the highest of the following amounts (i) (x) 100% of the allocated loan amount for the applicable release property (other than the Central Property) and (y) 105% of the allocated loan amount for the central Property; provided, however, if the
Central Property is the last remaining individual property then subject to the lien of the loan documents, then 100% of the allocated loan amount for the
Central Property; or (ii) the amount that, after giving effect to the partial release, would result in a minimum aggregate debt service coverage ratio
(including the mezzanine loan) for a going forward twelve month period of 1.07x.
In connection with any release as provided above, the Mezzanine Borrower will be required to simultaneously partially defease the mezzanine loan pro rata in accordance with the terms of the mezzanine loan documents.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

FIRST COLONY MALL

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                            Sugar Land, TX
Property Type                                                            Retail
Size (Square Feet)                                                      416,081
Percentage Physical Occupancy as of October 3, 2006                       79.5%
Year Built                                                                 1996
Year Renovated                                                             2006
Appraisal Value                                                    $280,000,000
# of Tenant Leases                                                           98
Average Rent Per Square Foot                                             $25.96
Underwritten Economic Occupancy                                           92.2%
Underwritten Revenues                                               $22,808,433
Underwritten Total Expenses                                          $6,499,438
Underwritten Net Operating Income (NOI)                             $16,308,995
Underwritten Net Cash Flow (NCF)                                    $15,627,655
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                             September 11, 2006
Cut-off Date Principal Balance                                     $194,612,784
Cut-off Date Loan Balance Per SF                                           $468
Percentage of Initial Mortgage Pool Balance                                4.2%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.6260%
Amortization Type                                                       Balloon
IO Period (Months)                                                            0
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                                         360
Original Call Protection                                   LO(26),DEF(24),O(10)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    69.5%
LTV Ratio at Maturity or ARD                                              64.8%
Underwritten DSCR on NOI                                                  1.21x
Underwritten DSCR on NCF                                                  1.16x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "First Colony Mall Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 416,081 square foot portion of a single-story, Class-A, enclosed regional mall (the "First
Colony Mall Property") located in Sugar Land, Texas. The First Colony Mall Loan represents approximately 4.2% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance.

The First Colony Mall Loan was originated on September 11, 2006, and has a principal balance as of the cut-off date of $194,612,784. The First Colony Mall
Loan has a remaining term of 58 months and a scheduled maturity date of October
1, 2011. The First Colony Mall Loan permits defeasance of the entire loan with
United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the First Colony Mall Loan is permitted on or after January 1,
2011 without penalty.

THE PROPERTY. The First Colony Mall Property is a single-story 1.1 million sf,
Class-A, enclosed regional mall and recently constructed (and to be completed)
expansion. The First Colony Mall Property is anchored by Dillard's (210,000 sf),
Foley's (200,000 sf), JC Penney (125,000 sf), Dillard's Men/Home (84,048 sf),
and a 24 screen AMC Theatres (89,290 sf). The collateral for the First Colony
Mall Loan includes the AMC Theatres, in-line shops, the completed Phase I and to be completed Phase II of the lifestyle expansion. None of the anchor stores are part of the collateral securing the First Colony Mall Loan. Major tenants include Forever 21, The Cheesecake Factory, Anthropologie, Pottery Barn and
Barnes & Nobles.

The property is located at 16535 Southwest Freeway in the heart of the master planned community known as First Colony located in Sugar Land, Texas, a southwestern suburb of Houston, Texas.

Situated on 62.6 acres, the First Colony Mall Property was constructed in 1996.
The property is currently undergoing a two phase 122,279 square foot expansion.
Phase I, featuring The Cheesecake Factory and Kona Grill, opened in March and
August 2005. Phase II consists of an 80,000 square foot lifestyle addition that was completed in October 2006.

The following table presents certain information relating to the major tenants at the First Colony Mall Property:

-----------------------------------------------------------------------------------------------------------------------------
                                                   MAJOR TENANT INFORMATION
                                                   ------------------------

                                                        CREDIT RATINGS      SQUARE         % OF      BASE RENT      LEASE
TENANT NAME                  PARENT COMPANY            (MOODY'S/S&P)(1)      FEET          GLA         PSF(3)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

AMC Theatres                 AMC Entertainment, Inc.         NR/B            89,290       17.7%       $ 5.62      12/31/2017
Barnes & Noble                                                NR             29,996        5.9%       $18.34       11/1/2027
Pottery Barn                                                  NR             15,177        3.0%       $31.00       1/31/2018
The Cheesecake Factory                                        NR             10,597        2.1%       $30.00       1/31/2026
Forever 21                                                    NR             10,022        2.0%       $17.00       1/31/2017
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE                                                      155,082       30.7%       $12.97
-----------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the First Colony Mall Property:

-----------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE(2),(3)
                                               ------------------------------

                                                                                                                  CUMULATIVE
               NUMBER      SQUARE                               % OF                    CUMULATIVE   CUMULATIVE      % OF
              OF LEASES     FEET     % OF GLA    BASE RENT    BASE RENT   CUMULATIVE     % OF GLA    BASE RENT    BASE RENT
YEAR          EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    SF EXPIRING    EXPIRING     EXPIRING     EXPIRING
----------    ---------   --------   --------   -----------   ---------   -----------   ----------   ----------   -----------

Vacant                    103,753      20.5%             --      0.0%       103,753        20.5%             --       0.0%
MTM               6        15,257       3.0         363,492      3.5        119,010        23.5         363,492       3.5
2007              8        15,905       3.1         390,012      3.7        134,915        26.7         753,504       7.2
2008             10        41,604       8.2       1,140,780     10.9        176,519        34.9       1,894,284      18.2
2009              7        15,070       3.0         478,500      4.6        191,589        37.9       2,372,784      22.8
2010              3        10,502       2.1         234,156      2.2        202,091        40.0       2,606,940      25.0
2011              3         5,421       1.1         238,280      2.3        207,512        41.1       2,845,220      27.3
2012              7        13,927       2.8         553,056      5.3        221,439        43.8       3,398,276      32.6
2013              6         8,657       1.7         549,384      5.3        230,096        45.5       3,947,660      37.9
2014              5        15,209       3.0         346,488      3.3        245,305        48.5       4,294,148      41.2
Thereafter       43       260,066      51.5       6,131,090     58.8        505,371       100.0      10,425,239     100.0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL            98       505,371     100.0%    $10,425,239
-----------------------------------------------------------------------------------------------------------------------------

_____________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from the First Colony Mall Borrower's rent roll dated
      October 3, 2006.

(3)   Includes ground lease tenants if any.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET(1). The First Colony Mall Property is a dominant retail draw within a primary trade area of 10 miles and benefits from superior accessibility via the regional Interstate network and local arterials that provide linkages throughout the Houston MSA. Population within the primary trade area exceeded 748,000 people consisting of approximately 249,000 households in 2005, an approximately
2.7% compound annual growth rate since 2000, above the state average of approximately 1.7%. Annual population growth within this radius is projected at
2.5% to approximately 847,000 people by 2010, better than the state average over the same period of 1.6%. Average 2005 annual household income for the primary trade area was $69,041 and projected to increase by over 12% to $77,550 in 2010.
Financial demographics within a 5-mile radius are stronger with an average 2005 household income of $103,231.

Strong residential and commercial growth, combined with the excellent economic outlook for the trade area and the Houston metropolitan area as a whole, have created an ideal setting for the current mall expansion. The Houston metro area is a comparatively young market with median age of 32.8 years, considerably younger than that of both the Top 100 major markets and the U.S. overall, at
35.9 and 36.2 years, respectively. Approximately 26% of the Houston population has a 4-year college degree or better and 20.1% of its households have annual incomes of $100,000 or greater. The long-term outlook for the Houston retail market is generally promising. Net job growth occurred in 2004 and 2005 and housing starts have remained strong.

THE BORROWER. GGP-Sugar Land Mall, L.P., a Delaware limited partnership and special purpose entity (the "First Colony Mall Borrower"), holds the fee interest in the First Colony Mall Property. The First Colony Mall Borrower is
controlled by GGP/Homart II LLC (the "First Colony Indemnitor"), which is a
50/50 joint venture between General Growth Properties, Inc. ("GGP") and the New
York State Common Retirement Fund ("NYSCRF").

GGP (NYSE:GGP) is the second largest U.S.-based publicly traded real estate investment trust based upon market capitalization. As of March 30, 2006, GGP had an ownership interest in or management responsibility for a portfolio of 200 regional shopping malls in 44 states, as well as ownership in master planned community developments and commercial office buildings; and had a portfolio which totaled approximately 200 million square feet of retail space and includes over 24,000 retail stores nationwide.

NYSCRF is a well-capitalized pension and retirement fund. As of March 31, 2005, the fund reported assets of $128 billion, of which 3.7% was invested in real estate.

PROPERTY MANAGEMENT. The property is managed by General Growth Management, Inc., an affiliate of GGP and the First Colony Mall Borrower.

LOCKBOX. The First Colony Mall Loan documents are structured with a hard lockbox
(in place at closing) and springing cash management. The loan documents require the First Colony Mall Borrower to direct the tenants to pay rent directly to the lockbox account. Prior to either (i) debt service coverage ratio falling below
1.10x or (ii) the occurrence of an event of default under the loan documents,
(either condition a "Trigger Event") all funds on deposit in the lockbox account are required to be swept to an account controlled by the First Colony Mall
Borrower. Following the occurrence and continuance of a Trigger Event, all funds on deposit in the lockbox account are required to be swept into an account controlled by the lender.

ESCROWS. The following escrow/reserve accounts have been established with respect to First Colony Mall Loan:

        ----------------------------------------------------------------
                               ESCROWS/RESERVES
                               ----------------

        TYPE:                   INITIAL              MONTHLY(2)
        ----------------------------------------------------------------
        Taxes                     $0           1/12 of annual taxes
        Insurance                 $0         1/12 of annual premiums
        Rollover Reserve          $0       $32,298 (capped at $387,571)
        Capital Expenditures      $0        $8,074 (capped at $96,893)
        ----------------------------------------------------------------

ADDITIONAL DEBT. None.

PERMITTED MEZZANINE DEBT. If no Trigger Event is then continuing under the First
Colony Mall Loan, mezzanine debt is permitted provided that certain conditions contained in the loan documents are satisfied. Such conditions include, but are not limited to: (i) lender's receipt of a rating agency confirmation letter;
(ii) the new mezzanine lender enters into an intercreditor agreement with lender that is acceptable to the rating agencies and reasonably acceptable to lender;
(iii) the aggregate debt service coverage ratio based upon the aggregate principal balance of the First Colony Mall Loan and the new mezzanine loan shall be no less than 1.15x; and (iv) the combined loan-to-value ratio based upon the aggregate principal balance of the First Colony Mall Loan and the new mezzanine loan is not greater than 70%.

_____________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)   Monthly reserves shall be collected only upon the occurrence or during the continuation of a Trigger Event as described above.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PERMITTED ANCHOR PARCELS. The First Colony Mall Borrower is entitled from time to time to acquire one or more additional parcels of real property (each, an
"Acquired Anchor Parcel"), which Acquired Anchor Parcels may be improved and income-producing, provided that certain conditions are satisfied, including, but not limited to: (i) no event of default has occurred and is continuing under the
First Colony Mall Loan on the acquisition date; (ii) the loan documents are amended to spread the lien of lender's mortgage to the Acquired Anchor Parcels;
and (iii) payment of lender's reasonable out-of-pocket expenses incurred with respect to any such acquisitions. Furthermore, the First Colony Mall Borrower has the right to obtain a release of such Acquired Anchor Parcels from the lien of the mortgage subject to the satisfaction of certain conditions, which include: (i) no event of default and has occurred and is continuing, (ii) the
Acquired Anchor Parcel is a separate tax lot, and (iii) the First Colony Mall
Borrower delivers to lender any other information that would be required by a prudent lender acting reasonably relating to the release.

INDEMNITIES. The First Colony Mall Indemnitor entered into an indemnity agreement whereby the First Colony Mall Indemnitor agreed to indemnify the lender against the failure by the First Colony Mall Borrower to pay for unfunded tenant allowances, which equal $7,494,932 as of the loan origination. The First
Colony Mall Indemnitor's obligations under this indemnity will terminate upon the earlier of (i) payment in full of the First Colony Mall Loan, (ii)
defeasance of the First Colony Mall Loan or (iii) the date that the First Colony
Mall Indemnitor's obligations under this indemnity are, in the aggregate, equal to or less than $1 million. The First Colony Mall Indemnitor also entered into another indemnity whereby the First Colony Mall Indemnitor agreed to indemnify the lender against the failure by the First Colony Borrower to pay the amounts it is required to pay under certain provisions of that certain lease agreement dated February 10, 2006 between Barnes & Noble Booksellers (Texas), L.P., as tenant, and the First Colony Mall Borrower, as landlord.

RELEASE PROVISIONS. The First Colony Mall Borrower has the right to release one or more unimproved, non-income producing parcels of the First Colony Mall
Property from the lien of the mortgage without prepayment or defeasance of the
First Colony Mall Loan subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to (i) lender's receipt of rating agency confirmation; (ii) opinion of counsel stating that the release would not adversely impact the REMIC status of the securitization trust and
(iii) no event of default is then continuing.

SUBSTITUTION PROVISIONS. The First Colony Mall Borrower, at its option and at its sole cost and expense, may obtain a release of one or more portions of the
First Colony Mall Property (each such portion, an "Exchange Parcel") provided certain conditions are satisfied, which include but are not limited to: (i) no event of default is then continuing; (ii) the Exchange Parcel shall either be vacant, non-income producing, unimproved land or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas; (iii)
the First Colony Mall Borrower shall substitute the Exchange Parcel with a parcel reasonably equivalent in use, value and condition to the Exchange Parcel
("Acquired Parcel"); (iv) the First Colony Mall Borrower will provide lender with an environmental report and engineering report (if applicable) with respect to the Acquired Parcel, which reports satisfy certain conditions contained in the loan documents; and (v) the First Colony Mall Borrower shall obtain title insurance or a title endorsement for the Acquired Parcel.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PINNACLE HILLS PROMENADE

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                                Rogers, AR
Property Type                                                            Retail
Size (Square Feet)                                                      425,965
Percentage Physical Occupancy as of October 25, 2006                      79.2%
Year Built                                                                 2006
Year Renovated                                                              NAP
Appraisal Value                                                    $177,400,000
# of Tenant Leases                                                           83
Average Rent Per Square Foot                                             $13.28
Underwritten Economic Occupancy                                           93.0%
Underwritten Revenues                                               $15,795,534
Underwritten Total Expenses                                          $4,266,603
Underwritten Net Operating Income (NOI)                             $11,528,930
Underwritten Net Cash Flow (NCF)                                    $10,916,318
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                              November 17, 2006
Cut-off Date Principal Balance                                     $140,000,000
Cut-off Date Loan Balance Per SF                                           $329
Percentage of Initial Mortgage Pool Balance                                3.0%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.5700%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(24),DEF(27),O(9)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    78.9%
LTV Ratio at Maturity or ARD                                              78.9%
Underwritten DSCR on NOI                                                  1.46x
Underwritten DSCR on NCF                                                  1.38x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Pinnacle Hills Promenade Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 425,965 square foot portion of an open air lifestyle center (the "Pinnacle Hills
Promenade Property") located in Rogers, Arkansas. The Pinnacle Hills Promenade
Loan represents approximately 3.0% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance.

The Pinnacle Hills Promenade Loan was originated on November 17, 2006, and has a principal balance as of the cut-off date of $140,000,000. The Pinnacle Hills
Promenade Loan has a remaining term of 60 months and a scheduled maturity date of December 8, 2011. The Pinnacle Hills Promenade Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Pinnacle Hills Promenade Loan is permitted on or after April 8, 2011 without penalty.

THE PROPERTY. The Pinnacle Hills Promenade Property is a 738,525 square foot open-air lifestyle center that was recently constructed and opened in October
2006. The Pinnacle Hills Promenade Property is anchored by Dillard's (155,000
sf) and JCPenney (98,000 sf). The Dillard's store is not part of the collateral securing the Pinnacle Hills Promenade Loan. The collateral for the Pinnacle
Hills Promenade Loan consists of a 260,535 square foot lifestyle center, a 12-
screen 42,860 square foot Malco Theaters cinema, 79,000 square feet of second level office space, and outparcels which will include approximately 102,469 square feet, including a 30,399 square foot Best Buy that is scheduled to open in November 2006. Major tenants include Best Buy, Borders Books & Music,
Hollister &Co., Lane Bryant and Forever 21.

The property is located at 2203 Promenade Boulevard in the heart of the master planned community known as Pinnacle Hills located in Rogers, Arkansas, which is in the northwest corner of the State of Arkansas.

The following table presents certain information relating to the major tenants at the Pinnacle Hills Promenade Property:

-----------------------------------------------------------------------------------------------------------------------------
                                                  MAJOR TENANT INFORMATION
                                                  ------------------------

                                                        CREDIT RATINGS      SQUARE         % OF      BASE RENT      LEASE
TENANT NAME                  PARENT COMPANY            (MOODY'S/S&P)(1)      FEET          GLA         PSF(3)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

J C Penney (Ground Lease)                                 Baa3/BBB--         98,000       13.3%          NAP       9/30/2026
Malco Theatre                                                 NR             42,860        5.8%       $ 4.67       1/31/2022
Best Buy                                                    NR/BBB           30,399        4.1%       $16.50       1/31/2017
Border's Books & Music                                        NR             22,000        3.0%       $12.27       1/31/2017
Sullivan's Steakhouse                                         NR             10,000        1.4%       $10.00      12/31/2016
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVG.                                                         203,259       27.5%       $10.18
-----------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Pinnacle Hills Promenade Property:(3)

-----------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE(2),(3)
                                               ------------------------------

                                                                                                                  CUMULATIVE
               NUMBER      SQUARE                               % OF                    CUMULATIVE   CUMULATIVE      % OF
              OF LEASES     FEET     % OF GLA    BASE RENT    BASE RENT   CUMULATIVE     % OF GLA    BASE RENT    BASE RENT
YEAR          EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    SF EXPIRING    EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------

Vacant                    153,467      20.8%            --       0.0%       153,467        20.8%            --        0.0%
MTM               0            --       0.0             --       0.0        153,467        20.8             --        0.0
2006              0            --       0.0             --       0.0        153,467        20.8             --        0.0
2007              1         3,031       0.4         78,804       1.0        156,498        21.2         78,804        1.0
2008              0            --       0.0             --       0.0        156,498        21.2         78,804        1.0
2009              4           240       0.0         71,016       0.9        156,738        21.2        149,820        1.9
2010              0            --       0.0             --       0.0        156,738        21.2        149,820        1.9
2011              3        12,441       1.7        379,676       4.9        169,179        22.9        529,496        6.8
2012              1         6,490       0.9        214,176       2.8        175,669        23.8        743,672        9.6
2013              2         2,869       0.4        168,108       2.2        178,538        24.2        911,780       11.7
2014              2         5,054       0.7        123,080       1.6        183,592        24.9      1,034,860       13.3
Thereafter       70       554,933      75.1      6,733,505      86.7        738,525       100.0      7,636,364      100.0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL            83       738,525     100.0%     7,768,364
-----------------------------------------------------------------------------------------------------------------------------

_____________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from borrower's rent roll dated October 25, 2006.

(3)   Includes ground lease tenants if any.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET(1). The Pinnacle Hills Promenade Property is located in Rogers,
Arkansas which is in the northwest corner of the State of Arkansas. The estimated population within the Pinnacle Hills Promenade Property's trade area as of 2005 was 711,200 and is projected to grow by approximately 17.7% to
770,871 by 2010, with the number of households project to grow from 271,847 to
294,792 over the same period. The Pinnacle Hills Promenade Property's trade area extends not only to the relatively affluent population surrounding the Pinnacle
Hills Promenade Property, but also to the greater Ft. Smith-Fayetteville area and beyond. Five Fortune 500 companies are headquartered in Arkansas: Wal-Mart,
Alltel, Dillard's, Murphy Oil, and Tyson Foods. The Milken Institute ranks the
Fayetteville/Springdale/Rogers MSA among the nation's top performers for job growth.

The average household income within the Pinnacle Hills Promenade Property's trade area was approximately $51,107 as of 2005 and approximately $69,500 within three miles of the Pinnacle Hills Promenade Property, significantly higher than the metro, state and national average. Demographic projections show the site centrally located within a large area in which more than 20% of the households are expected to have household incomes in excess of $100,000.

Future employment opportunities are growing at a rate of twice the national average with anticipated growth in the market of approximately 31.5% expected by
2010. The overall employment picture in the areas around the Pinnacle Hills
Promenade Property is solid, with executive and professional positions forecast to comprise approximately 35% of total employment within 3 and 5 miles of the property. Adding in administration and support and service personnel, the three categories are projected to comprise almost 80% and 70% of the workforce within
3 and 5 miles of the development, respectively.

Key business sectors represented in the market area are Retail (Wal-Mart),
Logistics (J.B. Hunt, PAM Transportation, Cannon Express), Food and Kindred
Product (Tyson Foods, Peterson Farms, Simmons Foods, McKee Foods, George's
Processing, Cargill, Pinnacle Foods), Medical Services (St. Mary's Hospital,
Quality Health Care, Washington Regional Medical Center, Northwest Health
Systems, Veteran's Administration Hospital), Education (University of Arkansas,
Northwest Arkansas Community College, Northwest Technical Institute) and
Miscellaneous Manufacturing (Superior Industries, Kawneer Company, Easco Hand
Tools).

THE BORROWER. Pinnacle Hills, LLC a Delaware limited liability company and special purpose entity (the "Pinnacle Hills Promenade Borrower"), holds the fee interest in the Pinnacle Hills Promenade Property. The Pinnacle Hills Promenade
Borrower is a 50/50 joint venture between GGP-Rogers Retail, LLC, an entity wholly owned by General Growth Properties ("GGP") and Hunt Graham VI, LLC, an
entity affiliated with The Pinnacle Group.

GGP (NYSE:GGP) is the second largest U.S.-based publicly traded real estate investment trust based upon market capitalization. As of March 30, 2006, GGP had an ownership interest in or management responsibility for a portfolio of 200 regional shopping malls in 44 states, as well as ownership in master planned community developments and commercial office buildings; and had a portfolio which totaled approximately 200 million square feet of retail space and includes over 24,000 retail stores nationwide.

PROPERTY MANAGEMENT. The property is managed by General Growth Management, Inc., an affiliate of GGP and the Pinnacle Hills Promenade Borrower.

LOCKBOX. The Pinnacle Hills Promenade loan documents are structured with a hard lockbox (in place at closing) and springing cash management. The loan documents require the Pinnacle Hills Promenade Borrower to direct the tenants to pay rent directly to the lockbox account. Prior to either (i) debt service coverage ratio falling below 1.10x or (ii) the occurrence of an event of default under the loan documents, (either condition defined as a "Trigger Event") all funds on deposit in the lockbox account are required to be swept to an account controlled by the
Pinnacle Hills Promenade Borrower. Following the occurrence and continuance of a
Trigger Event, all funds on deposit in the lockbox account are required to be swept into an account controlled by the lender.

ESCROWS. The following escrow/reserve accounts have been established with respect to Pinnacle Hills Promenade Loan:

        ---------------------------------------------------------------
                               ESCROWS/RESERVES
                               ----------------

        TYPE:                                       INITIAL    MONTHLY
        ---------------------------------------------------------------
        Taxes                                            $0         $0
        Insurance                                        $0         $0
        Immediate Repairs                                $0         $0
        Capital Expenditures                             $0         $0
        Rollover Reserve                                 $0         $0
        ---------------------------------------------------------------

ADDITIONAL DEBT. None.

_____________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. If no Trigger Event is then continuing under the
Pinnacle Hills Promenade Loan, mezzanine debt is permitted provided that certain conditions contained in the loan documents are satisfied. Such conditions include, but are not limited to: (i) lender's receipt of a rating agency confirmation letter; (ii) the new mezzanine lender enters into an intercreditor agreement with lender that is acceptable to the rating agencies and reasonably acceptable to lender; (iii) the aggregate debt service coverage ratio based upon the aggregate principal balance of the Pinnacle Hills Promenade Loan and the new mezzanine loan shall be no less than 1.15x; and (iv) the combined loan-to-value ratio based upon the aggregate principal balance of The Pinnacle Hills Promenade
Loan and the new mezzanine loan is not greater than 70%.

PERMITTED ANCHOR PARCELS. The Pinnacle Hills Promenade Borrower is entitled from time to time to acquire one or more additional parcels of real property (each, an "Acquired Anchor Parcel"), which Acquired Anchor Parcels may be improved and income-producing, provided that certain conditions are satisfied, including, but not limited to: (i) no event of default has occurred and is continuing under the
Pinnacle Hills Promenade Loan on the acquisition date; (ii) the loan documents are amended to spread the lien of lender's mortgage to the Acquired Anchor
Parcels; and (iii) payment of lender's reasonable out-of-pocket expenses incurred with respect to any such acquisitions or Acquired Anchor Parcels.

RELEASE PROVISIONS. The Pinnacle Hills Promenade Borrower has the right to release one or more unimproved, non-income producing parcels of the Pinnacle
Hills Promenade Property from the lien of the mortgage without prepayment or defeasance of the Pinnacle Hills Promenade Loan subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to
(i) lender's receipt of rating agency confirmation; (ii) opinion of counsel stating that the release would not adversely impact the REMIC status of the securitization trust and (iii) no event of default is then continuing.

SUBSTITUTION PROVISIONS. The Pinnacle Hills Promenade Borrower, at its option and at its sole cost and expense, may obtain a release of one or more portions of the Pinnacle Hills Promenade Property (each such portion, an "Exchange
Parcel") provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default is then continuing; (ii) the Exchange
Parcel shall either be vacant, non-income producing, unimproved land or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas; (iii) the Pinnacle Hills Promenade Borrower shall substitute the
Exchange Parcel with a parcel reasonably equivalent in use, value and condition to the Exchange Parcel ("Acquired Parcel"); (iv) the Pinnacle Hills Promenade
Borrower will provide lender with an environmental report and engineering report
(if applicable) with respect to the Acquired Parcel, which reports satisfy certain conditions contained in the loan documents; and (v) the Pinnacle Hills
Promenade Borrower shall obtain title insurance or a title endorsement for the
Acquired Parcel.

ETHAN ALLEN PARCEL RELEASE. The Pinnacle Hills Promenade Borrower may obtain a release of a portion of the Pinnacle Hills Property from the lien of the mortgage without the obligation to defease a portion of the loan or make a partial prepayment, conditions which include: (i) no event of default has occurred and is continuing and (ii) the Pinnacle Hills Promenade Borrower delivers to lender any other information, approvals and documents that would be required by a prudent lender acting reasonably related to the release.

MASTER LEASE. The Pinnacle Hills Promenade Borrower and GGP Limited Partnership
("GGPLP") entered into a Master Lease of all the vacant office space located on the second floor of the Pinnacle Hills Promenade Property until the earliest of
(i) the date the Pinnacle Hills Promenade Loan has been paid in full, (ii)
December 8, 2011, (iii) the date the Pinnacle Hills Promenade Loan is defeased or (iv) the date the net operating income for the Pinnacle Hills Promenade
Property equals or exceeds $11,156,194. The rent payable under the Master lease is $2,000,000 per year; provided, however, the rent will be reduced by the amount the net operating income for the Pinnacle Hills Promenade Property exceeds $9,156,194 (which amount excludes rent under the Master Lease). Once the rent is reduced, it will not be increased even if there is a subsequent decrease in the net operating income. Rent does not become due or payable until a Trigger
Event occurs.

INDEMNITIES. GGPLP agreed to indemnify the lender against the failure of the
Pinnacle Hills Promenade Borrower to pay for unfunded tenant allowances which amount equaled $10,359,974 as of the loan origination ("TA Guaranteed
Obligations"); provided, however, such amount included tenant allowances for three prospective leases that were anticipated to be executed. In the event such leases were not executed, the TA Guaranteed Obligations will be reduced by as much as $1,575,400. GGPLP's TA Guaranteed Obligations will terminate upon the earliest of the (i) the payment in full of the Pinnacle Hills Promenade Loan,
(ii) the date the Pinnacle Hills Promenade Loan is defeased, or (iii) the date that the unfunded tenant allowances equal or are less than $2,000,000.

GGPLP also agreed to indemnify the lender against the failure by the Pinnacle
Hills Promenade Borrower to timely and fully pay those costs and expenses incurred by the Pinnacle Hills Promenade Borrower in connection with any and all work necessary to achieve the final completion of the new shopping center at the
Pinnacle Hills Promenade Property (as determined by the project architect) in excess of $14,000,000 (the "Alteration Threshold Amount"), including, without limitation, the completion of the "punch list" items, the total cost of which
Pinnacle Hills Promenade Borrower estimated to be $34,125,606 ($20,125,606 of which is in excess of the Alteration Threshold Amount).

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

CENTRAL PARK SHOPPING CENTER

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                        Fredericksburg, VA
Property Type                                                            Retail
Size (Square Feet)                                                      665,487
Percentage Physical Occupancy as of October 3, 2006                       89.1%
Year Built                                                                 1993
Year Renovated                                                             2004
Appraisal Value                                                    $159,000,000
# of Tenant Leases                                                          119
Average Rent Per Square Foot                                             $17.78
Underwritten Economic Occupancy                                           90.9%
Underwritten Revenues                                               $12,928,927
Underwritten Total Expenses                                          $2,685,842
Underwritten Net Operating Income (NOI)                             $10,243,085
Underwritten Net Cash Flow (NCF)                                     $9,711,896
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                              IXIS Real Estate Capital Inc.
Loan Group                                                                    1
Origination Date                                               November 1, 2006
Cut-off Date Principal Balance                                     $125,000,000
Cut-off Date Loan Balance Per SF                                           $188
Percentage of Initial Mortgage Pool Balance                                2.7%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8250%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Call Protection                                             LO(25),DEF(91),O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    78.6%
LTV Ratio at Maturity or ARD                                              78.6%
Underwritten DSCR on NOI                                                  1.39x
Underwritten DSCR on NCF                                                  1.32x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Central Park Shopping Center Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering the 665,487 square foot anchored retail power centers (the "Central
Park Shopping Center Property") located in Fredericksburg, Virginia.

The Central Park Shopping Center Loan has a principal balance of $125,000,000 as of the cut-off date and represents approximately 2.7% of the initial mortgage pool balance and approximately 3.3% of the initial loan group 1 balance.

The Central Park Shopping Center Loan was originated on November 1, 2006 by
IXIS Real Estate Capital Inc. and has a remaining term of 119 months to its maturity date on November 5, 2016. The Central Park Shopping Center Loan may be
voluntarily prepaid without payment of a prepayment premium on or after August
5, 2016 and permits defeasance with United States government obligations beginning 2 years after securitization.

THE PROPERTIES. The Central Park Shopping Center Property is comprised of 36 retail and office buildings at the Central Park center and the Waverly Village center with a total gross rentable area of 665,487 square feet. The Central
Park center has a total rentable area of 620,187 square feet and the Waverly
Village center has a total rentable area of 45,300 square feet. The Central
Park Shopping Center Property was built in 1993 and renovated in 2004. The
Central Park center is one of the largest super-regional power centers on the
East Coast. The Central Park center includes over 1 million square feet of anchor tenancy and over 1.4 million square feet of in line and pad space, a portion of which comprises the collateral for the Central Park Shopping Center
Loan. Shadow anchors that are not part of the collateral for the Central Park
Shopping Center Loan include Super Wal-Mart (230,000 square feet); Lowe's
(185,000 square feet); Target (117,000 square feet); Kohl's (86,000 square feet); Shopper's Food Club (77,000 square feet); Regal Cinemas (51,000 square feet); Best Buy (46,000 square feet); Sports Authority (43,000 square feet);
Circuit City (33,179 square feet); Bassett Furniture (32,000 square feet); Toys
'R' Us (30,000 square feet); PetsMart (26,000 square feet); and Border's
(25,000 square feet). The Central Park center also includes an outdoor amusement park and a Holiday Inn hotel, neither of which is part of the collateral for the Central Park Shopping Center Loan. The collateral for the
Central Park Shopping Center Loan includes 136 tenant spaces in 29 buildings at the Central Park center on 67 acres of land. There are currently 119 tenants in occupancy at the Central Park center, including Linens `N Things (35,656 square feet), Office Depot (30,000 square feet) and Old Navy (15,002 square feet). A five-building, 192,830 square foot portion of the Central Park center comprises the multi-story Town Center office and retail complex. The Town Center complex houses 40 in line retail and office tenants and recently underwent a $3,500,000 interior renovation. The Town Center complex includes 109,923 square feet of office space (17% of portfolio rentable area), which are part of the collateral for the Central Park Shopping Center Loan. The Waverly Village center is a
45,300 square feet convenience center located one half mile south of the
Central Park center on Route 3 in Fredericksburg. The Waverly Village center has eight tenant spaces in 7 buildings, which are part of the collateral for the Central Park Shopping Center Loan. The tenant spaces at the Waverly Village center are anchored by an 18,700 square feet La-Z-Boy and are 95% leased.

The following table presents certain information relating to the major tenants at the Central Park Shopping Center Property:

---------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION
                                                ------------------

                                  PARENT        CREDIT RATINGS      SQUARE       % OF       BASE RENT        LEASE
TENANT NAME                      COMPANY       (MOODY'S/S&P)(1)      FEET        GLA           PSF        EXPIRATION
---------------------------------------------------------------------------------------------------------------------

Linen's N' Things                                    B3/B           35,656       5.4%       $  12.91       1/31/2015
Office Depot                                          NR            30,000       4.5%          12.36      12/31/2017
Fitness Equation                                      NR            29,000       4.4%          12.66      12/31/2010
Paragon Gymnastics                                    NR            20,930       3.1%           7.60       1/31/2025
Uncle Sam's                                           NR            20,585       3.1%          13.99      12/31/2027
La-Z-Boy                                              NR            18,700       2.8%          15.36       2/28/2015
Executive Suites of CP                                NR            16,000       2.4%           5.00      10/31/2011
The GAP Inc.                                       Baa3/BBB-        15,002       2.3%          14.00       1/31/2009
Amscan Inc.                                          B2/B           12,000       1.8%          17.92       7/31/2009
Mattress Discounters(1)                               NR            11,700       1.8%          17.60       1/31/2013
New England Audio Co. Inc.                            NR            11,000       1.7%          18.64       1/31/2023
---------------------------------------------------------------------------------------------------------------------

______________________

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Central Park Shopping Center Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE(1)
                                              --------------------------

                                                                                                                        CUMULATIVE
                 NUMBER                                           % OF BASE    CUMULATIVE   CUMULATIVE    CUMULATIVE       % OF
               OF LEASES   SQUARE FEET    % OF GLA    BASE RENT     RENT      SQUARE FEET    % OF GLA     BASE RENT     BASE RENT
YEAR            EXPIRING    EXPIRING      EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant                        54,148         8.1%            --       0.0%       54,148         8.1%              --        0.0%
2007                8         22,121         3.3        430,608       4.0        76,269        11.6          430,608        4.0
2008               10         39,460         5.9        695,564       6.4       115,729        17.4        1,126,172       10.4
2009               25         94,860        14.3      1,835,094      16.9       210,589        31.6        2,961,266       27.2
2010               10         70,616        10.6      1,146,975      10.5       281,205        42.3        4,108,241       37.8
2011                6         32,681         4.9        418,612       3.9       313,886        47.2        4,526,853       41.6
2012               14         52,577         7.9      1,145,172      10.5       366,463        55.1        5,672,025       52.1
2013                8         38,494         5.8        806,300       7.4       404,957        60.9        6,478,325       59.6
2014               11         40,885         6.1        879,745       8.1       445,842        67.0        7,358,070       67.6
2015                7         77,564        11.7      1,288,200      11.8       523,406        78.7        8,646,270       79.5
2016                7         36,377         5.5        656,179       6.0       559,783        84.1        9,302,449       85.5
Thereafter         14        105,704        15.9      1,575,057      14.5       665,487       100.0       10,877,506      100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ........    140        665,487       100.0%    10,877,506     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

____________________

(1)   Information obtained from the borrower's rent roll as of October 3, 2006 and involves 5 tenants with signed LOI's for a total of 12,013 square feet.

THE MARKET(3). The Central Park Shopping Center Property is located within the
Fredericksburg submarket, part of the Northern Virginia Market, which includes
Arlington/Alexandria, Suburban Fairfax County, Prince William County, Loudoun
County and Southeast Fairfax County. The employment character of the submarket indicates a predominantly middle- to upper-income employment profile, with an average household income within a five-mile radius of the Central Park Shopping
Center Property of $74,879 and the majority of the population holding government, business services and retail related jobs. Approximately 660,000 people live within a 30-mile radius of the Central Park Shopping Center
Property. As of the end of the second quarter 2006, the total market inventory consisted of 37.2 million SF of retail space.

The Northern Virginia retail market has experienced positive net absorption in each of the last nine years, as the total net absorption of 5.8 million SF has outpaced new construction of 4.62 million SF during the period. Accordingly, vacancy has declined significantly from a high of 5.6% at year-end 1998 to a current rate of 2.9%, as of second quarter 2006. In addition, the average effective rental rate increased by about 41% during the same time period, with rates increasing from $17.57 to $24.71 per square foot.

Carl Silver Parkway, which winds its way through the Central Park center, has been extended to provide access to a new planned development dubbed "Celebrate
Virginia.". "Celebrate Virginia" will encompass 2,400 acres adjacent to the
Central Park center and will feature the following: The United States National
Slavery Museum scheduled to open in 2007; the 105,000 square feet
Fredericksburg Expo & Conference Center, a multi purpose facility capable of hosting trade shows, consumer shows, exhibits, receptions, banquets, wedding, meetings and full conventions; an "Eco-Adventure Resort", offering small conference-hosting capabilities, canoeing, kayaking, rafting, rock climbing, scuba, tubing, mountain biking, nature education courses, safety course, nature exploration trails and a fly fishing school along the Rappahannock River; four hotels (Hyatt Place; Hilton Garden Inn; Homewood Suites; and Hampton Inn) and
1,500 residences; the Cannon Ridge Golf Resort (which will be one of the largest contiguous golf complexes on the East Coast north of Pinehurst, North
Carolina); the "Celebrate Virginia" corporate campus, offering 3,000,000 square feet of world-class office space. The conference center and three of four hotels have been completed. Roadway and infrastructure expansions and improvements in the vicinity of the Central Park center are currently underway.
The primary access highway to the "Celebrate Virginia" developments, Carl
Silver Parkway, passes through the heart of the Central Park center. Traffic count estimates suggest volumes in excess of 100,000 cars per day at major intersections providing access to the Central Park center. These counts are expected to increase when the "Celebrate Virginia" development is completed.

THE BORROWER. The borrower is Fredericksburg 35, LLC, a Delaware limited liability company and a special purpose entity. The borrower is 100% owned by the The Rappaport Companies. The Rappaport Companies was founded in 1984 and has 62 full-time employees. The Rappaport Companies currently provides brokerage, management and development services for more than 8.5 million square feet of commercial real estate, and plans 2 million square feet of development within the next two years. The portfolio owned by The Rappaport Companies includes 44 shopping centers and ground-floor retail locations in 55 mixed-use residential and office properties, located primarily throughout the mid-Atlantic region. Since 1985, affiliated companies of The Rappaport
Companies have successfully developed and renovated more than a dozen shopping centers.

Gary D. Rappaport is the founder, President, Chief Executive Officer and sole owner of The Rappaport Companies. Mr. Rappaport has over 30 years experience in ownership, operation, leasing and management of commercial real estate.

PROPERTY MANAGEMENT. Rappaport Management Company, an affiliate of the borrower.

LOCKBOX. The Central Park Shopping Center Loan requires a hard lockbox and springing cash management. At origination, the borrower was required to establish a lockbox account. The loan documents require the borrower to direct tenants to pay their rents directly to the lockbox account. Other than

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

during a cash management period, all funds in the lockbox account are transferred to an account designated by the borrower. During a cash management period, all amounts are transferred to a lender controlled account and will be applied in accordance with the loan documents. A cash management period will commence upon the occurrence of (i) a default or an event of default specified in the related mortgage loan documents, (ii) the failure of the related borrower to deposit at least 95% of the rents into the lockbox account for any calendar month or (iii) the failure of the related borrower after the end of a calendar quarter to maintain a DSCR of at least 1.05x; and will end if (1) the
Central Park Shopping Center Loan, and all other obligations under the related mortgage loan documents have been repaid in full or there has been a full defeasance of the Central Park Shopping Center Loan or (2) for twelve (12)
consecutive months since the commencement of the existing cash management period, (A) no default or event of default under the related mortgage loan documents has occurred, (B) no event that would trigger another cash management period has occurred and (C) the debt service coverage ratio is at least equal to 1:10x.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Central Park Shopping Center Loan:

             -------------------------------------------------------
                                 ESCROWS/RESERVES
                                 ----------------

             TYPE:                         INITIAL          MONTHLY
             -------------------------------------------------------
             Taxes                         $204,716        $87,653
             Insurance                     $156,163        $14,197
             Immediate Repairs             $34,375           $0
             Capital Expenditures         $2,000,000       $11,646
             Rollover Reserve             $2,202,334       $30,000
             Free Rent Reserve             $80,328           $0
             -------------------------------------------------------

ADDITIONAL DEBT. None

RELEASE PROVISIONS. The Paragon Gymnastics parcel can be released provided that, among other things, the remaining collateral has a minimum DSCR of 1.28x and an LTV of no more than 80%.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

GEORGETOWN RENAISSANCE PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          18
Location (City/State)                                                       (1)
Property Type                                                               (1)
Size (Square Feet)                                                      303,059
Percentage Physical Occupancy as of October 1, 2006                       74.5%
Year Built                                                                  (1)
Year Renovated                                                              (1)
Appraisal Value                                                    $196,266,000
# of Tenant Leases                                                           57
Average Rent Per Square Foot                                             $39.42
Underwritten Economic Occupancy                                           85.6%
Underwritten Revenues                                               $11,850,230
Underwritten Total Expenses                                          $3,576,077
Underwritten Net Operating Income (NOI)                              $8,274,153
Underwritten Net Cash Flow (NCF)                                     $7,859,216
--------------------------------------------------------------------------------

(1)   See "Georgetown Renaissance Portfolio Properties" table on page 55.

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                                August 31, 2006
Cut-off Date Principal Balance                                     $100,000,000
Cut-off Date Loan Balance Per SF                                           $330
Percentage of Initial Mortgage Pool Balance                                2.2%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8990%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(27),DEF(90),O(3)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    51.0%
LTV Ratio at Maturity or ARD                                              51.0%
Underwritten DSCR on NOI                                                  1.38x
Underwritten DSCR on NCF                                                  1.31x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Georgetown Renaissance Portfolio Loan") is evidenced by a single promissory note secured by 16 first mortgages encumbering
18 mixed-use properties (the "Georgetown Renaissance Portfolio Properties")
located in Washington D.C. and Alexandria, Virginia. The Georgetown Renaissance
Portfolio Loan represents approximately 2.2% of the initial pool balance and
2.6% of the initial loan group 1 balance.

The Georgetown Renaissance Portfolio Loan was originated on August 31, 2006 and has a principal balance as of the cut-off date of $100,000,000. The Georgetown
Renaissance Portfolio Loan has a remaining term of 117 months and a scheduled maturity date of September 1, 2016. The Georgetown Renaissance Portfolio Loan
permits partial defeasance of the loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Georgetown
Renaissance Portfolio Loan is permitted on or after July 1, 2016 without penalty.

THE PROPERTIES. The Georgetown Renaissance Portfolio Properties consist of 18 mixed-use buildings containing a complimentary mix of retail, office, residential and storage space totaling 303,059 square feet. Most of the properties were originally built in the 1800s and have been fully renovated in the past decade. The extensive renovations include full exterior restorations, upgrades and replacements of all electrical, plumbing, mechanical, and life safety systems. The Georgetown Renaissance Portfolio has an in-place occupancy of 74.5% with fifteen of the properties occupied by an upscale retail tenant.
Several buildings in the portfolio together comprise Cady's Alley, a development that received the AIA Institute Honor Award for Regional and Urban Design in
2005. Cady's Alley is a 120,000 square foot historic redevelopment, blending turn-of-the century townhouses and warehouses with exciting modern interiors.

The following table presents certain information relating to the space composition of the Georgetown Renaissance Portfolio Properties:

---------------------------------------------------------------------------------------------------------
                                         PORTFOLIO COMPOSITION
                                         ---------------------

                                                                                              BASE
SPACE TYPE        SQUARE FEET       % OF GLA       % OF TOTAL RENT      OCCUPANCY %      RENT PSF ($)(2)
---------------------------------------------------------------------------------------------------------

Retail              197,257            65.1              74.0              82.1              $40.67
Office               60,918            20.1               9.0              37.5               34.94
Residential          42,352            14.0              11.1              92.8               25.24
Storage               2,532             0.8               0.4              70.6               24.09
Parking                   0             0.0               5.5               NA                 NA
---------------------------------------------------------------------------------------------------------
TOTAL               303,059           100.0%            100.0%             74.5              $39.42
---------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Georgetown Renaissance Portfolio Properties:

-------------------------------------------------------------------------------------------------------------------------
                                                MAJOR TENANT INFORMATION
                                                ------------------------

                                                     CREDIT RATINGS     SQUARE       % OF      BASE RENT        LEASE
TENANT NAME                      PARENT COMPANY     (MOODY'S/S&P)(1)     FEET        GLA       PSF (S)(2)     EXPIRATION
-------------------------------------------------------------------------------------------------------------------------

Baker Furniture                                            NR           22,702       7.5%       $ 21.85        3/31/2009
Artifacto (Georgetown Design)                              NR           17,634       5.8          22.71        1/31/2016
Pottery Barn                                               NR           13,960       4.6          35.38        1/31/2011
Ann Taylor Loft                                          Ba1/NR         12,095       4.0          44.79        1/31/2012
Lehman-Smith & McLeish, PPLC                               NR           11,774       3.9          41.64       11/30/2014
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVG.                                                     78,165      25.8%       $ 30.99
-------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Georgetown Renaissance Portfolio Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(1)
                                                     --------------------------

                 NUMBER                                          % OF BASE                 CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES   SQUARE FEET   % OF GLA    BASE RENT     RENT       CUMULATIVE    % OF GLA     BASE RENT       OF BASE
YEAR            EXPIRING    EXPIRING     EXPIRING    EXPIRING    EXPIRING    SF EXPIRING    EXPIRING      EXPIRING    RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

Vacant                        77,284       25.5%           --        0.0%       77,284        25.5%             --         0.0%
MTM                10         13,037        4.3       320,676        3.6        90,321        29.8         320,676         3.6
2007                7         13,854        4.6       537,956        6.0       104,175        34.4         858,632         9.6
2008                5         12,818        4.2       349,827        3.9       116,993        38.6       1,208,459        13.6
2009                4         39,902       13.2     1,263,604       14.2       156,895        51.8       2,472,063        27.8
2010                7         26,402        8.7     1,643,422       18.5       183,297        60.5       4,115,485        46.2
2011                5         26,080        8.6       986,977       11.1       209,377        69.1       5,102,462        57.3
2012                6         27,690        9.1     1,186,981       13.3       237,067        78.2       6,289,443        70.7
2013                2          4,689        1.5       240,023        2.7       241,756        79.8       6,529,466        73.4
2014                3         15,629        5.2       592,526        6.7       257,385        84.9       7,121,992        80.0
Thereafter          8         45,674       15.1     1,777,983       20.0       303,059       100.0       8,899,975       100.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              57        303,059      100.0%    8,899,975      100.0%
------------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the Georgetown
Renaissance Portfolio Properties:

------------------------------------------------------------------------------------------------------------------------------------
                     GEORGETOWN RENAISSANCE PORTFOLIO PROPERTIES
                     -------------------------------------------

                                            YEAR
                                           BUILT/     SQUARE     % OF    PROPERTY
     PROPERTY              LOCATION       RENOVATED    FEET      TOTAL     TYPE      OCCUPANCY %            PRIMARY TENANT
------------------------------------------------------------------------------------------------------------------------------------

Development Area 1       Washington DC      2001       33,634    11.1      Retail       64.05      Waterworks Collections
3307 M Street, NW        Washington DC      1990       58,544    19.3      Retail       27.43      East Banc 300
3345 M Street, NW        Washington DC      2005       28,851     9.5    Mixed Use      98.06      Artifacto (Georgetown Design)
Development Area 2       Washington DC      2001       25,485     8.4    Mixed Use      74.13      Linge Roset
3077 M Street, NW        Washington DC   1800/1999     21,731     7.2      Retail      100.00      Pottery Barn
3330 M Street            Washington DC   1930/1999     22,702     7.5      Retail      100.00      Baker Furniture
Development Area 3       Washington DC      2001       15,668     5.2      Retail       72.15      Gore Dean Antiquest & Collection
3265-3269 M Street, NW   Washington DC   1850/2000     12,095     4.0      Retail      100.00      Ann Taylor Loft
3235 M Street, NW        Washington DC   1850/1998     9,757      3.2    Mixed Use     100.00      Club Monaco
1237 Wisconsin Ave, NW   Washington DC   1888/2004     11,032     3.6%     Retail      100.00      Puma
3065 M Street, NW        Washington DC   1887/1999     11,787     3.9      Retail       93.68      Sephora
3263 M Street, NW        Washington DC   1850/2005     6,500      2.1      Retail      100.00      Levis Store, LLC
Development Area 5       Washington DC      2001       13,371     4.4      Retail      100.00      Relish-Elo, LLC
3210 M Street, NW        Washington DC   1796/1997     6,600      2.2      Retail      100.00      B.C.B.G.
Development Area 4       Washington DC      2001       9,730      3.2    Mixed Use      78.45      M2L
326 King Street          Alexandria VA      1962       9,165      3.0      Retail       65.14      CVS Pharmacy
3033 M Street, NW(2)     Washington DC   1850/2006     5,157      1.7      Retail          --      NAP
3067 M Street, NW        Washington DC   1800/1996     1,250      0.4      Retail      100.00      MAC Cosmetics
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                303,059   100.0%                  74.50
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
                             AS-IS
                           APPRAISED
     PROPERTY                VALUE
--------------------------------------

Development Area 1       $ 24,755,000
3307 M Street, NW         24,263,000
3345 M Street, NW         18,734,000
Development Area 2        15,697,000
3077 M Street, NW         15,132,000
3330 M Street             12,842,000
Development Area 3        11,000,000
3265-3269 M Street, NW    10,976,000
3235 M Street, NW         10,535,000
1237 Wisconsin Ave, NW     9,065,000
3065 M Street, NW          8,250,000
3263 M Street, NW          8,240,000
Development Area 5         8,076,000
3210 M Street, NW          5,285,000
Development Area 4         5,063,000
326 King Street            3,723,000
3033 M Street, NW(2)       2,320,000
3067 M Street, NW          2,310,000
--------------------------------------
TOTAL/WEIGHTED AVERAGE   $196,266,000
--------------------------------------

(1)   Information obtained from Georgetown Renaissance Portfolio Borrower's rent roll dated October 1, 2006.

(2)   Property currently vacant while undergoing expansion to 9,664 square feet.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET(1). Georgetown is an affluent neighborhood located in northwest
Washington, DC. The area is serviced by Reagan National Airport, an extensive
Metro system and is home to several top universities, including Georgetown and
George Washington Universities with a combined student population of approximately 17,000. The subject properties are located along a premier retail corridor where luxury-oriented retail stores have experienced increasing success in reaching the densely-populated resident base.

According to Claritas, the predominate resident type in Georgetown is highly educated, earns above average income and works within the white-collar sector.
Demonstrating Georgetown's affluence, average household income within a one mile radius of the subject, is $104,528 compared with the Washington DC Metropolitan
Statistical Area (MSA) at $89,026 and the national average of $63,207. Local figures may be stronger, as they include the large number of students from
Georgetown University who live in the area. Employment rates in the Washington,
DC MSA have historically been more stable than other comparable US cities due to the presence of the federal government and a generally healthy private sector.
The number of jobs in the Washington, DC MSA grew by 2.8%, higher than the national average of 1.6%.

According to CoStar, the Georgetown retail submarket has a vacancy rate of 4.9%
with average rents of $64.89.

THE BORROWER. The borrowers are 16 single purpose entities that are Delaware limited partnerships (collectively the "Georgetown Renaissance Portfolio
Borrower"). The Georgetown Renaissance Portfolio Borrower is controlled by
Anthony M. Lanier and related family entities. Mr. Lanier is the head of
EastBanc, Inc. ("EastBanc").

EastBanc specializes in the acquisition, redevelopment and management of commercial real estate assets currently concentrated within the West End and
Georgetown neighborhoods of Washington D.C. EastBanc's expertise in luxury mixed-use development is evident in both its large and small projects ranging from the 1.2 million square foot Ritz-Carlton Hotel and Residences co-development in the West End of Washington, DC, to individual retail storefront properties in the heart of Georgetown. Their investment strategy emphasizes long-term value creation and sensible urban design. Since 1987,
EastBanc and its partners have acquired nearly three million square feet of office, retail and residential properties. In addition to investment for its own account, EastBanc serves as an advisor and management agent for institutional and high-net worth individuals. EastBanc maintains strategic alliances with TMW
Real Estate Group/TMW Immobilien AG (now Prudential Real Estate Investors),
Millennium Partners, The Mark Winkler Company, ING Real Estate, Jonathan Rose
Companies LLC, and Moll KG.

PROPERTY MANAGEMENT. The Georgetown Renaissance Portfolio Properties are
self-managed by EastBanc.

LOCKBOX. The Georgetown Renaissance Portfolio Borrower is required to instruct all non-residential tenants to make their monthly rental payments directly into a bank account acceptable to lender (the "Cash Management Account"). Residential tenants shall make monthly rental payments to a property manager affiliated with the Georgetown Renaissance Portfolio Borrower, which property manager shall deposit such payments into the Cash Management Account within one business day of receipt. Lender will control the Cash Management Account and monies in the account shall be applied by lender with the following priority: (i) monthly interest payment and any required reserve account deposits due to lender pursuant to the loan documents, (ii) other amounts, if any, due Lender under the loan documents, and (iii) at any time other than during the continuance of a loan default, the balance to be paid to the Georgetown Renaissance Portfolio
Borrower. Lender will receive a first priority pledge of the Cash Management
Account as additional security for the Georgetown Renaissance Portfolio Loan.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Georgetown Renaissance Portfolio Loan:

     ----------------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------

     TYPE:                                          INITIAL        MONTHLY
     ----------------------------------------------------------------------
     Taxes                                         $  534,301      $97,922
     Insurance                                     $  379,167      $29,167
     Interest Reserve (see below)                  $3,000,000      $     0
     Capital Expenditures Reserve (see below)      $3,000,000      $     0
     Rollover Reserve (see below)                  $4,236,901      $25,255
     ----------------------------------------------------------------------

INTEREST RESERVE. Borrower has deposited $3 million into an interest reserve account, of which up to $2 million shall be available to cover interest shortfalls. At such time as a debt service coverage ratio ("DSCR") of 1.15x assuming a 30-year amortization schedule is exceeded and no event of default exists, all amounts in the Interest Reserve shall be returned to the Georgetown
Renaissance Portfolio Borrower.

________________________

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

CAPITAL EXPENDITURES RESERVE. The Georgetown Renaissance Portfolio Borrower has
deposited $3 million into a reserve account (the "Capex Reserve Account"), which may be drawn upon by the Georgetown Renaissance Portfolio Borrower to cover the cost of certain capital improvements. At such time as DSCR exceeds 1.30x and no event of default exists, all amounts in the Capex Reserve Account shall be returned to the Georgetown Renaissance Portfolio Borrower.

ROLLOVER RESERVE. The Georgetown Renaissance Portfolio Borrower deposited
$4,236,901 into a reserve account (the "Rollover Reserve Account") for costs and expenses actually incurred in connection with replacing tenants, including, without limitation, costs for tenant improvements and/or leasing commissions. In addition, the Georgetown Renaissance Portfolio Borrower is required to make monthly deposits totaling $1 per square foot per annum, provided that in no event shall the amount in such reserve be required to exceed a cap equal to (i)
the sum of (a) $4 million and (b) $2 per square foot (ii) less the lesser of (x)
amounts previously distributed to the Georgetown Renaissance Portfolio Borrower from the Rollover Reserve Account and (y) $4 million. At such time as a DSCR exceeds 1.30x and no event of default exists, an amount equal to $4 million less all amounts previously disbursed to the Georgetown Renaissance Portfolio
Borrower from the Rollover Reserve Account shall be returned to the Georgetown
Renaissance Portfolio Borrower.

ADDITIONAL DEBT: None.

PERMITTED MEZZANINE DEBT. Provided that the DSCR on the Georgetown Renaissance
Portfolio Loan is greater than 1.20x and the loan-to-value ratio ("LTV") on the
Georgetown Renaissance Portfolio Loan based on new appraisals is not more than
55%, then the owner of the Georgetown Renaissance Portfolio Borrower may incur mezzanine indebtedness such that the LTV of total indebtedness (i.e., Georgetown
Renaissance Portfolio Loan plus mezzanine loan) does not exceed 85% and a minimum aggregate DSCR of 1.05x, subject to receipt of rating agency confirmation.

RELEASE PROVISIONS. Permitted after the second anniversary of the securitization, one or more of the Georgetown Renaissance Portfolio Properties may be released from the lien of the mortgage via partial defeasance subject to certain conditions including a payment of an amount equal to the greater of: (i)
125% of the allocated loan amount, or (ii) an amount which results in a DSCR equal to or greater than the DSCR on the closing date or immediately prior to the release.

SUBSTITUTION PROVISIONS. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

KONOVER HOTEL PORTFOLIO

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                               15
Location (City/State)                                                       (1)
Property Type                                                       Hospitality
Size (Rooms)                                                              1,103
Percentage Physical Occupancy as of July 31, 2006                         52.7%
Year Built                                                                  (1)
Year Renovated                                                              (1)
Appraisal Value                                                     $90,000,000
Underwritten Economic Occupancy                                           55.1%
Underwritten Revenues                                               $20,948,529
Underwritten Total Expenses                                         $13,071,481
Underwritten Net Operating Income (NOI)                             $ 7,877,049
Underwritten Net Cash Flow (NCF)                                    $ 7,039,108
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                               November 1, 2006
Cut-off Date Principal Balance                                      $67,000,000
Cut-off Date Loan Balance Per Room                                      $60,743
Percentage of Initial Mortgage Pool Balance                                1.5%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.2500%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           12
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(24),DEF(92),O(4)
Lockbox                                                        Soft at Closing,
                                                                 Springing Hard
Cut-off Date LTV Ratio(2)                                                 74.4%
LTV Ratio at Maturity or ARD                                              65.0%
Underwritten DSCR on NOI                                                  1.59x
Underwritten DSCR on NCF(3)                                               1.42x
--------------------------------------------------------------------------------

(1)   See "Konover Hotel Portfolio Properties" table on page 60.

(2)   78.9% and 81.1% when calculated including the Konover Hotel Portfolio B
      Note and Konover Hotel Portfolio Mezzanine Note, respectively.

(3)   1.30x and 1.25x when calculated including the Konover Hotel Portfolio B
      Note and Konover Hotel Portfolio Mezzanine Note, respectively.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]
                                [LEGEND OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Konover Hotel Portfolio Loan") is evidenced by a promissory note secured by a first mortgage encumbering 15 limited-service hotel properties totaling 1,103 rooms located in three states (each, a
"Property" and collectively the "Konover Hotel Portfolio Properties"). The
Konover Hotel Portfolio Loan represents approximately 1.5 % of the initial mortgage pool balance and approximately 1.7% of the initial loan group 1 balance.

The Konover Hotel Portfolio Loan was originated on November 1, 2006 and has a principal balance as of the cut-off date of $67,000,000. The Konover Hotel
Portfolio Loan has a remaining term of 120 months and a scheduled maturity date of December 1, 2016. The Konover Hotel Portfolio Loan permits defeasance with
United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Konover Hotel Portfolio Loan is permitted on or after
September 1, 2016 without penalty.

A second promissory note, with a principal balance of $4,000,000 (the "Konover
Hotel Portfolio B Note"), is also secured by the first mortgage encumbering the
Konover Hotel Portfolio Properties. It is subordinate in right of payment and certain other respects to the Konover Hotel Portfolio Loan and will be held outside the Series 2006-4 trust.

A third promissory note, with a principal balance of $2,000,000 (the "Konover
Hotel Portfolio Mezzanine Note"), is secured by 100% of the partnership interests in the Konover Hotel Portfolio Borrowers (defined below). It is subordinate in right of payment and certain other respects to the Konover Hotel
Portfolio Loan and will be held outside the Series 2006-4 trust.

THE PROPERTIES. All of the Konover Hotel Portfolio Properties are limited service hotels located along major interstates/thoroughfares with generally good visibility. The majority of the assets are affiliated with market-leading brands and feature a competitive physical product. All of the properties are interior corridor and all but two have indoor swimming pools.

The following tables present certain information relating to the Konover Hotel
Portfolio Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                KONOVER HOTEL PORTFOLIO PROPERTIES
                                                ----------------------------------

                                                                          CUT-OFF DATE
                                                                            ALLOCATED      YEAR BUILT/    APPRAISAL
PROPERTY NAME                              PROPERTY LOCATION     ROOMS       BALANCE        RENOVATED       VALUE         U/W NCF
------------------------------------------------------------------------------------------------------------------------------------

Holiday Inn Express Kansas City .......    Kansas City, KS        96      $  8,797,500        2005       $ 11,500,000   $   845,235
Holiday Inn Express Portage ...........    Portage, IN            76         6,720,000        1999          8,400,000       717,573
Hampton Inn Kansas City ...............    Kansas City, KS        76         6,480,000        2003          8,100,000       700,515
Holiday Inn Express Fremont ...........    Fremont, IN            93         6,240,000      1994/2005       7,800,000       745,990
Holiday Inn Express Mishawaka .........    Mishawaka, IN          80         5,760,000      1998/2005       8,000,000       569,652
Holiday Inn Express & Suites Warsaw ...    Warsaw, IN             76         5,360,000        1998          6,700,000       525,708
Holiday Inn Express Adrian ............    Adrian, MI             60         4,290,000        1999          6,600,000       482,754
Carlton Lodge Adrian ..................    Adrian, MI             98         3,693,000      1987/1999       6,600,000       399,757
Holiday Inn Express La Porte ..........    La Porte, IN           65         3,172,500        1997          4,500,000       305,794
Holiday Inn Express Chelsea ...........    Chelsea, MI            65         3,168,000        1999          4,400,000       305,395
Hampton Inn Marshall ..................    Marshall, MI           73         3,014,000        2004          4,400,000       288,955
Holiday Inn Express Howe ..............    Howe, IN               66         2,945,000        1998          3,800,000       282,245
Country Inn & Suites Mishawaka ........    Mishawaka, IN          62         2,880,000        1995          3,600,000       370,667
Holiday Inn Express Marshall ..........    Marshall, MI           66         2,720,000        2000          3,400,000       282,802
Super 8 ...............................    Adrian, MI             51         1,760,000        1994          2,200,000       216,068
------------------------------------------------------------------------------------------------------------------------------------
TOTAL .................................                          1,103    $ 67,000,000                   $ 90,000,000   $ 7,039,108
------------------------------------------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

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--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                       OPERATIONAL STATISTICS(1)
                                       -------------------------

                                               2004                                  2005
                                 --------------------------------     -----------------------------------
PROPERTY NAME                      ADR      OCCUPANCY     REVPAR        ADR       OCCUPANCY      REVPAR
---------------------------------------------------------------------------------------------------------

Holiday Inn Express
  Kansas City ..............                                          $  96.38      39.3%       $  37.90
Holiday Inn Express
  Portage ..................     $  83.78     66.3%      $  55.57     $  85.02      69.0%       $  58.70
Hampton Inn Kansas City.....     $  88.46     62.9%      $  55.64     $  99.92      67.1%       $  67.05
Holiday Inn Express
  Fremont ..................     $  87.10     60.0%      $  52.23     $  90.09      49.5%       $  44.62
Holiday Inn Express
  Mishawaka ................     $  80.09     46.6%      $  37.36     $  88.45      50.7%       $  44.86
Holiday Inn Express &
  Suites Warsaw ............     $  79.63     57.3%      $  45.59     $  86.33      59.4%       $  51.26
Holiday Inn Express
  Adrian ...................     $  87.26     58.9%      $  51.37     $  90.04      61.9%       $  55.75
Carlton Lodge Adrian .......     $  88.83     40.0%      $  35.54     $  92.73      36.2%       $  33.61
Holiday Inn Express La
  Porte ....................     $  82.89     59.9%      $  49.69     $  87.62      58.5%       $  51.29
Holiday Inn Express
  Chelsea ..................     $  83.44     55.7%      $  46.51     $  89.24      51.2%       $  45.70
Hampton Inn Marshall .......     $  85.82     66.5%      $  57.06     $  89.03      55.1%       $  49.08
Holiday Inn Express
  Howe .....................     $  81.90     46.4%      $  38.00     $  87.08      45.4%       $  39.50
Country Inn & Suites
  Mishawaka ................     $  88.87     69.7%      $  61.91     $  93.94      46.4%       $  43.63
Holiday Inn Express
  Marshall .................     $  85.82     66.5%      $  57.06     $  89.03      55.1%       $  49.08
Super 8 ....................     $  63.05     49.8%      $  31.41     $  66.18      49.7%       $  32.89
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ...........     $  84.07     55.4%      $  46.59     $  88.99      52.5%       $  46.75
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        TRAILING 12-MONTH
                                            JULY 2006                         MLML UNDERWRITING
                                 --------------------------------     -----------------------------------
PROPERTY NAME                      ADR      OCCUPANCY     REVPAR        ADR       OCCUPANCY      REVPAR
---------------------------------------------------------------------------------------------------------

Holiday Inn Express
  Kansas City ..............     $  97.04     50.1%      $  48.61     $ 104.00      61.0%       $  63.44
Holiday Inn Express
  Portage ..................     $  86.25     73.9%      $  63.75     $  86.25      73.9%       $  63.75
Hampton Inn Kansas City.....     $ 103.58     70.1%      $  72.63     $ 103.58      70.1%       $  72.63
Holiday Inn Express
  Fremont ..................     $  90.36     48.0%      $  43.38     $  95.00      53.0%       $  50.35
Holiday Inn Express
  Mishawaka ................     $  92.98     58.1%      $  54.04     $  92.98      58.1%       $  54.04
Holiday Inn Express &
  Suites Warsaw ............     $  88.38     59.5%      $  52.54     $  88.38      59.5%       $  52.54
Holiday Inn Express
  Adrian ...................     $  95.09     58.3%      $  55.47     $  95.09      58.3%       $  55.47
Carlton Lodge Adrian .......     $  92.89     33.8%      $  31.36     $  92.89      33.8%       $  31.36
Holiday Inn Express La
  Porte ....................     $  88.90     57.8%      $  51.35     $  88.90      57.8%       $  51.35
Holiday Inn Express
  Chelsea ..................     $  94.63     52.1%      $  49.30     $  94.63      52.1%       $  49.30
Hampton Inn Marshall .......     $  91.13     53.8%      $  49.06     $  91.13      53.8%       $  49.06
Holiday Inn Express
  Howe .....................     $  90.78     45.2%      $  41.07     $  90.78      45.2%       $  41.07
Country Inn & Suites
  Mishawaka ................     $  99.09     32.1%      $  31.77     $ 101.00      50.0%       $  50.50
Holiday Inn Express
  Marshall .................     $  91.13     53.8%      $  49.06     $  91.13      53.8%       $  49.06
Super 8 ....................     $  66.92     51.5%      $  34.49     $  66.92      51.5%       $  34.49
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ...........     $  91.63     52.7%      $  48.33     $  92.99      55.1%       $  51.26
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   HISTORICAL PERFORMANCE(2)
                                   -------------------------

                                                     2003                         2004
                                           ------------------------     -------------------------
                                                          AVAILABLE                    AVAILABLE
                                            HISTORICAL      ROOM         HISTORICAL      ROOM
PROPERTY NAME                               OCCUPANCY      NIGHTS        OCCUPANCY      NIGHTS
-------------------------------------------------------------------------------------------------

Holiday Inn Express Kansas City .........           --           --              --           --
Holiday Inn Express Portage .............        62.0%       27,740           66.3%       27,816
Hampton Inn Kansas City .................        42.5%        7,372           62.9%       27,816
Holiday Inn Express Fremont .............        60.4%       22,265           60.0%       22,326
Holiday Inn Express Mishawaka ...........        46.8%       29,200           46.6%       29,280
Holiday Inn Express & Suites Warsaw .....        50.5%       27,740           57.3%       27,816
Holiday Inn Express Adrian ..............        62.1%       21,900           58.9%       21,960
Carlton Lodge Adrian ....................        38.4%       35,770           40.0%       35,868
Holiday Inn Express La Porte ............        54.9%       23,725           59.9%       23,790
Holiday Inn Express Chelsea .............        55.9%       23,725           55.7%       23,790
Hampton Inn Marshall ....................        69.0%       24,090           66.5%       24,156
Holiday Inn Express Howe ................        54.6%       24,090           46.4%       24,156
Country Inn & Suites Mishawaka ..........        62.3%       22,630           69.7%       22,692
Holiday Inn Express Marshall ............        69.0%       24,090           66.5%       24,156
Super 8 .................................        58.6%       18,615           49.8%       18,666
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                           TRAILING 12-MONTHS
                                                     2005                       JULY 2006
                                           ------------------------      ------------------------
                                                          AVAILABLE                    AVAILABLE
                                            HISTORICAL      ROOM         HISTORICAL      ROOM
PROPERTY NAME                               OCCUPANCY      NIGHTS        OCCUPANCY      NIGHTS
-------------------------------------------------------------------------------------------------

Holiday Inn Express Kansas City .........        39.3%       16,320           50.1%       35,040
Holiday Inn Express Portage .............        69.0%       27,740           73.9%       27,740
Hampton Inn Kansas City .................        67.1%       27,740           70.1%       27,740
Holiday Inn Express Fremont .............        49.5%       27,033           48.0%       33,945
Holiday Inn Express Mishawaka ...........        50.7%       29,200           58.1%       29,200
Holiday Inn Express & Suites Warsaw .....        59.4%       27,740           59.5%       27,740
Holiday Inn Express Adrian ..............        61.9%       21,900           58.3%       21,900
Carlton Lodge Adrian ....................        36.2%       35,770           33.8%       35,770
Holiday Inn Express La Porte ............        58.5%       23,725           57.8%       23,725
Holiday Inn Express Chelsea .............        51.2%       23,725           52.1%       23,725
Hampton Inn Marshall ....................        55.1%       24,090           53.8%       24,090
Holiday Inn Express Howe ................        45.4%       24,090           45.2%       24,090
Country Inn & Suites Mishawaka ..........        46.4%       22,630           32.1%       22,630
Holiday Inn Express Marshall ............        55.1%       24,090           53.8%       24,090
Super 8 .................................        49.7%       18,615           51.5%       18,615
-------------------------------------------------------------------------------------------------

(1)   Per information obtained from Smith Travel Research ("STR") as of July
      2006.

(2)   Information provided by the Konover Hotel Portfolio Borrower.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

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--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                               PENETRATION INDICES(1)
                               ----------------------

PROPERTY NAME                            REVPAR INDEX   ADR INDEX   OCCUPANCY INDEX
-------------------------------------------------------------------------------------

Holiday Inn Express Kansas City(2) ...         117.5%      117.8%             99.7%
Holiday Inn Express Portage ..........         105.0%       98.2%            107.0%
Hampton Inn Kansas City ..............         158.6%      139.5%            113.7%
Holiday Inn Express Fremont(3) .......         125.8%      117.1%            107.5%
Holiday Inn Express Mishawaka ........          94.7%      100.1%             94.7%
Holiday Inn Express & Suites Warsaw ..         103.0%      108.8%             94.7%
Holiday Inn Express Adrian ...........          98.9%      110.7%             89.3%
Holiday Inn Express La Porte .........         111.9%      104.2%            107.4%
Carlton Lodge Adrian .................          59.9%      124.9%             48.0%
Holiday Inn Express Chelsea ..........          87.8%      109.5%             80.1%
Hampton Inn Marshall .................         100.6%      114.3%             88.0%
Holiday Inn Express Howe .............          96.7%      102.6%             94.3%
Country Inn & Suites Mishawaka(4) ....          80.3%      103.4%             77.6%
Holiday Inn Express Marshall .........         124.6%      127.3%             97.9%
Super 8 ..............................          95.7%       98.3%             97.4%
-------------------------------------------------------------------------------------
WEIGHTED AVERAGE .....................         102.4%      112.2%             91.3%
-------------------------------------------------------------------------------------

________________________
(1)   Data as per Appraisal from HVS through TTM July 2006 unless noted below.
      Competitive set data includes the subject property.

(2)   Holiday Inn Express Kansas City opened in July 2005 and is ramping up therefore the subject occupancy and ADR are based upon 2006/07 projections provided by HVS.

(3)   Holiday Inn Express Fremont expanded by 31 rooms in August 2005 and is still ramping up therefore the subject occupancy and ADR are based upon
      2006/07 projections provided by HVS.

(4)   Country Inn & Suites Mishawaka converted from a Holiday Inn Express in
      October 2005 and experienced considerable business interruption. It is still ramping up therefore the subject occupancy and ADR are based upon
      2006/07 projections provided by HVS.

THE BORROWER. The borrowers on the Loan are three newly formed, Delaware special-purpose, bankruptcy-remote limited liability companies - Tri-State
Kansas Associates, LLC, Tri-State Indiana Associates, LLC and Tri-State Michigan
Associates, LLC (the "the Konover Hotel Portfolio Borrowers"). Each of the
Borrowers is owned by Tri-State Hotel Holdings, LLC, which is also a newly formed Delaware special-purpose, bankruptcy-remote limited liability company.
The manager of the Borrowers and of Tri-State Hotel Holdings, LLC is Tri-State
Hotel Associates, LLC. Tri-State Hotel Associates, LLC is owned 50% by JCSK
Tri-State Holdings, LLC (which is owned, ultimately, by Steven Konover and Jane
Coppa) and 50% by Focus Ventures Partners II, LLC (which is owned by Jerald J.
Good, individually, and Focus Enterprises, Inc., which is wholly owned by Jerald
J. Good). Konover Properties Corporation, JCSK Tri-State Holdings, LLC, Focus
Ventures Partners II, LLC and Focus Ventures Partners LLP are all guarantors for the Loan.

Konover Properties, founded by Simon Konover 45 years ago, is involved in the development, acquisition, construction, management and ownership of approximately 200 properties in 17 states across market segments throughout the
East Coast, including residential, office, hotel, retail, and mixed use/specialty. The company currently manages 1.2 million square feet of office space, 4,200 apartment units, five hotels, and an exposition center. In addition, it is currently developing condominiums, mixed-use projects and a retail center.

Focus Hospitality Services ("Focus") is a real estate development, construction and management company specializing in the development of limited and full service hotels. Since 1986, Focus has developed over $100 million in commercial and residential ventures and currently manages a portfolio of 20 hotels, office space and raw land. Focus' portfolio consists of $200 million of committed projects to be developed over the next five years including focused service hotels, full service hotels, convention centers, museums and indoor/outdoor water parks. In 2004, Focus was named Developer of the Year by InterContinental
Hotels Group. Jerald J. Good, Focus' President and CEO, has been actively involved in real estate development since 1964, including involvement in general real estate brokerage, commercial and residential construction, land development and property management. He is currently a member and serves on the Board of
Directors as well as the Express Committee and the Development Task Force
Committee of the International Association of Holiday Inns (IAHI), an
organization comprised of the franchise owners of InterContinental Hotels Group hotel properties.

PROPERTY MANAGEMENT. The Properties will be managed by Konover Hotel
Corporation, which has been active in the hospitality industry for over 40 years. Since inception, the company has constructed, owned, and managed approximately 25 properties with Hilton, Sheraton, Holiday Inn, Ramada, Quality
Inn, and Days Inn affiliations.

LOCKBOX. Lockbox held at lender selected bank. Cash sweep shall occur upon an event of default or the date on which the debt service coverage ratio ("DSCR")
for the Konover Hotel Portfolio Loan is less than 1.15x or the DSCR of the total indebtedness (combined Konover Hotel Portfolio Loan, Konover Hotel Portfolio B
Note, and Konover Hotel Portfolio Mezzanine Note) is less than 1.05x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the Konover Hotel Portfolio Loan:

       ------------------------------------------------------------------
                                 ESCROWS/RESERVES
                                 ----------------

       TYPE:                        INITIAL                      MONTHLY
       ------------------------------------------------------------------
       Taxes                       $  279,659                    $80,259
       Insurance                   $   83,359                    $13,893
       PIP Reserve (see below)     $4,325,000        4% of gross revenue
       Immediate Repairs           $  141,125                    $     0
       Seasonality Reserve         $  500,000                    $     0
       ------------------------------------------------------------------

PIP RESERVE. Amounts on deposit in this reserve evidence franchisors' estimates of the costs that will be incurred to complete the work described in property improvement plans ("PIPs") annexed to each of the franchise agreements. The
Konover Hotel Portfolio Borrower covenanted to franchisors to complete the work detailed in the PIPs and likewise covenanted to complete same to lender. As PIP work is completed, The Konover Hotel Portfolio Borrower may apply for releases of monies from the PIP escrow. Lender shall grant or deny such requests for releases in accordance with the parameters set forth in the loan agreement, it being understood that, at all times, at least 20% of the PIP monies on deposit for a given property shall remain on deposit with lender until such time that
The Konover Hotel Portfolio Borrower presents a letter evidencing completion of all PIP work from the franchisor.

ADDITIONAL DEBT. See "The Loan" description above.

RELEASE PROVISIONS. Up to five properties may be released from the mortgage lien over the life of the loan subject to release prices of 110% of the allocated loan amounts and the satisfaction of partial defeasance requirements and other release conditions in the loan documents. The remaining hotels will be subject to DSCR tests of the greater of (a) 1.10x and (b) DSCR at the time of a release.
Additionally, the Adrian, MI assets cannot be released individually.

SUBSTITUTION PROVISIONS. Two years after the creation of the securitization trust, the Konover Hotel Portfolio Borrower shall be permitted to substitute up to five of the properties with other hotel properties of like kind and quality provided that (i) no event of default under the loan documents exists at the time of such substitution, (ii) the appraised value and net operating income of the substitute property are greater than the appraised value and net operating income of the replaced property, (iii) after the substitution, the Loan-to-Value ratio and DSCR for the Konover Hotel Portfolio Loan are equal to or greater than such ratios at the time of closing and immediately prior to such substitution,
(iv) the Konover Hotel Portfolio Borrower obtains a rating agency confirmation with respect to the substitution, and (v) the Konover Hotel Portfolio Borrower provides legal opinions acceptable to lender, including a REMIC opinion.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

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--------------------------------------------------------------------------------

ANAHEIM PLAZA

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                               Anaheim, CA
Property Type                                                            Retail
Size (Square Feet)                                                      345,708
Percentage Physical Occupancy as of October 3, 2006                       98.6%
Year Built                                                                 1995
Year Renovated                                                              NAP
Appraisal Value                                                     $91,500,000
# of Tenant Leases                                                           31
Average Rent Per Square Foot                                             $13.19
Underwritten Economic Occupancy                                           95.0%
Underwritten Revenues                                                $7,546,100
Underwritten Total Expenses                                          $2,493,233
Underwritten Net Operating Income (NOI)                              $5,052,867
Underwritten Net Cash Flow (NCF)                                     $4,863,520
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                               November 1, 2006
Cut-off Date Principal Balance                                      $61,750,000
Cut-off Date Loan Balance Per SF                                           $179
Percentage of Initial Mortgage Pool Balance                                1.3%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.4455%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(25),DEF(91),O(4)
Lockbox                                                        None at Closing,
                                                                 Springing Hard
Cut-off Date LTV Ratio                                                    67.5%
LTV Ratio at Maturity or ARD                                              67.5%
Underwritten DSCR on NOI                                                  1.48x
Underwritten DSCR on NCF                                                  1.43x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Anaheim Plaza Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 345,708 square foot retail center (the "Anaheim Plaza Property") located in Anaheim, California. The
Anaheim Plaza Loan represents approximately 1.3% of the initial mortgage pool balance and approximately 1.6% of the initial loan group 1 balance.

The Anaheim Plaza Loan was originated on November 1, 2006, and has a principal balance as of the cut-off date of $61,750,000. The Anaheim Plaza Loan has a remaining term of 119 months and a scheduled maturity date of November 1, 2016.
The Anaheim Plaza Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Anaheim Plaza Loan is permitted on or after August 1, 2016 without penalty.

THE PROPERTY. The Anaheim Plaza Property is a 345,708 square foot anchored retail center built in 1995. The Anaheim Plaza Property is anchored by Mervyn's
(80,000 sf), Gigante (54,087 sf), and Office Max (30,000 sf). The property is currently 98.6% occupied by 30 tenants, with the anchors as well as several of the in-line tenants being national retailers, including Baskin Robbins,
Citibank, CompUSA, GNC, Party City, Payless Shoesource, Petco, Radio Shack, Ross
Dress For Less, Subway, Supercuts, and Wendy's. In addition, the Anaheim Plaza
Property is shadow-anchored by Wal-Mart. The property is located in an established infill location with a dense population of approximately 656,454 persons within a five-mile radius. The improvements are located at the northeast corner of Interstate-5 and Euclid Street approximately 23 miles southeast of the
Los Angeles CBD. Interstate-5 is the westernmost interstate highway in the
United States and links the majority of the metropolitan areas in California
(San Diego, Los Angeles, and Sacramento); Oregon (Eugene, Salem, and Portland);
and Washington (Tacoma, Seattle and Everett). The property's location is convenient to downtown Los Angeles, its suburbs, and all local and major arteries. Additionally, the Los Angeles International Airport is located 26 miles northwest of the subject.

The Anaheim Plaza Property is bisected by West Crescent Avenue. Of the property's 10 buildings, three are located on the north side of West Crescent
Avenue, while the remaining seven are situated on the south side. The northern site consists of one primary and two outparcel structures, while the southern site consists of three primary and four outparcel structures. Tenants occupying outparcel spaces include CitiFinancial, Wendy's, Marie Calendar's, Party City,
AAA and Petco.

The following table presents certain information relating to the major tenants at the Anaheim Plaza Property:

---------------------------------------------------------------------------------------------------
                                     MAJOR TENANT INFORMATION
                                     ------------------------

                                        CREDIT RATINGS     SQUARE   % OF    BASE RENT      LEASE
TENANT NAME           PARENT COMPANY   (MOODY'S/S&P)(1)     FEET     GLA       PSF      EXPIRATION
---------------------------------------------------------------------------------------------------

Mervyn's                                      NR           80,000   23.1%    $   2.74    7/31/2012
Gigante                                     NR/BB          54,087   15.6         8.85    5/31/2023
Office Max                                  Ba3/B+         30,000    8.7        15.50   11/30/2011
Ross Dress for Less                         NR/BBB         27,314    7.9        11.95    1/31/2010
CompUSA                                       NR           26,000    7.5        12.00   11/30/2007
---------------------------------------------------------------------------------------------------
TOTAL WEIGHTED AVG.                                       217,401   62.9%    $   8.29
---------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       66

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--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Anaheim Plaza Property:

-------------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE (1), (2)
                                               --------------------------------

                                                                                                                    CUMULATIVE
             NUMBER OF                                        % OF BASE                  CUMULATIVE    CUMULATIVE      % OF
              LEASES     SQUARE FEET   % OF GLA   BASE RENT     RENT      CUMULATIVE        % OF       BASE RENT    BASE RENT
YEAR         EXPIRING     EXPIRING     EXPIRING   EXPIRING    EXPIRING    SF EXPIRING   GLA EXPIRING    EXPIRING     EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

Vacant                       5,000        1.4%           --      0.0%         5,000          1.4%             --        0.0%
2007             2          27,260        7.9       352,370      7.8%        32,260          9.3%        352,370        7.8%
2008             3          11,251        3.3       242,828      5.4%        43,511         12.6%        595,199       13.2%
2009             4          20,524        5.9       335,381      7.5%        64,035         18.5%        930,580       20.7%
2010             7          40,321       11.7       730,657     16.3%       104,356         30.2%      1,661,237       37.0%
2011             6          68,179       19.7     1,428,130     31.8%       172,535         49.9%      3,089,367       68.7%
2012             2          85,800       24.8       317,104      7.1%       258,335         74.7%      3,406,471       75.8%
2014             2          14,786        4.3       322,091      7.2%       273,121         79.0%      3,728,562       83.0%
Thereafter       5          72,587       21.0       765,150     17.0%       345,708        100.0%      4,493,712      100.0%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL           31         345,708      100.0%    4,493,712
-------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(3) The Anaheim Plaza Property is located in central submarket of
Anaheim, Orange County, California. The submarket contains approximately 8.4 million square feet with an average rent of $25.66 psf and vacancy of 3.1%.
Vacancy rates have held steady over the last several years with annual average rent increases of 3.7% from 2001 to 2005. According to REIS, there is little new construction in the central submarket.

Orange County has a population of 2,988,000 residents, representing 22.9% of the
Los Angeles-Long Beach Santa Ana MSA. Orange County's population is expected to grow by 0.9% annually, to roughly 3.1 million residents by 2010. According to
Claritas, the estimated 2005 population in the one-, three-, and five-mile radius of the property is 35,591, 287,064, and 656,454 residents, respectively, and has experienced steady growth from 2000 to 2005. The estimated 2005 average household income is $54,873, $57,479, and $62,327 for the same radii, respectively. According to the US Bureau of Labor Statistics, Orange County had
an average unemployment rate of 3.4% in 2005, significantly lower than
California's rate of 5.4% and national average of 4.6%. Orange County continues to attract a well-educated, affluent population, and is the Los Angeles region's most diverse economy in terms of industry sectors. Supporting the economy are the manufacturing, travel, tourism, and aerospace industries.

THE BORROWER. PK II Anaheim Plaza LP (the "Anaheim Plaza Borrower") is a joint venture special purpose entity controlled by Prudential Real Estate Investors
("PREI") (85%) and Kimco (15%).

Kimco and PREI are sponsors of twenty-five (25) joint venture borrowers (the
"Kimco Portfolio Borrowers"). Each of the Kimco Portfolio Borrowers has incurred a mortgage loan that will be included in the trust. All equity interests in the
Kimco Portfolio Borrowers, including the Anaheim Plaza Borrower, have been pledged by Kimco and PREI to secure a mezzanine loan in the approximate amount of $1,200,000,000 (the "Kimco Portfolio Mezzanine Loan") to an affiliate of the
Kimco Portfolio Borrowers on October 31, 2006 in connection with the acquisition of Pan Pacific Retail Properties, Inc. JPMorgan Securities, Inc. and Wachovia
Capital Markets Inc. are the Joint Lead Arrangers on the Kimco Portfolio
Mezzanine Loan and any foreclosure of the Kimco Portfolio Mezzanine Loan that would result in either Kimco or PREI failing to control the Kimco Portfolio
Borrowers and owning at least 10% direct or indirect interest in the Kimco
Portfolio Borrowers is not permitted without lender's consent.

Kimco is a leading retail REIT specializing in the acquisitions, development, and management of neighborhood and community shopping centers. Formed in 1960,
Kimco is currently the nation's largest publicly traded owner and operator of neighborhood and community shopping centers, with more than 1,118 properties totaling 143.6 million square feet of leaseable space in 45 states, Canada,
Mexico and Puerto Rico.

PREI has over $18.8 billion in real estate assets under management. PREI has been managing real estate for U.S. institutional clients since 1970 and has a domestic staff of 280 individuals. This property will be funded through
Prudential's PRISA II fund, which had net assets of approximately $4.2 billion as of June 2006 with 77 clients and 89 investments.

PROPERTY MANAGEMENT. The property is self-managed by Kimco.

LOCKBOX. Upon the occurrence and continuation of an Event of Default (as defined in the loan documents), all rents will be deposited into a cash management account controlled by lender..

_____________________
(1)   Information obtained from Anaheim Plaza Borrower's rent roll dated October
      3, 2006.

(2)   Includes ground lease tenants if any.

(3)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       67

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--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to Anaheim Plaza Loan:

      --------------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------

      TYPE:                                          INITIAL      MONTHLY
      --------------------------------------------------------------------
      Taxes                                               $0           $0
      Insurance                                           $0           $0
      Immediate Repairs                                   $0           $0
      Capital Expenditures                                $0           $0
      Rollover Reserve                                    $0           $0
      --------------------------------------------------------------------

ADDITIONAL DEBT. None.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.

ENVIRONMENTAL INSURANCE. Historical uses at certain properties include gas stations and dry cleaners. Kimco and PREI have obtained an environmental insurance policy from the Chubb Group of Insurance Companies with a coverage amount of $50,000,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       68

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--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       69

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--------------------------------------------------------------------------------

SAHARA PAVILION NORTH

                                [PHOTOS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                             Las Vegas, NV
Property Type                                                            Retail
Size (Square Feet)                                                      333,679
Percentage Physical Occupancy as of October 3, 2006                       91.6%
Year Built                                                                 1989
Year Renovated                                                              NAP
Appraisal Value                                                     $78,000,000
# of Tenant Leases                                                           60
Average Rent Per Square Foot                                             $15.53
Underwritten Economic Occupancy                                           88.5%
Underwritten Revenues                                                $6,103,099
Underwritten Total Expenses                                          $1,526,683
Underwritten Net Operating Income (NOI)                              $4,576,416
Underwritten Net Cash Flow (NCF)                                     $4,346,728
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                               November 1, 2006
Cut-off Date Principal Balance                                      $56,250,000
Cut-off Date Loan Balance Per SF                                           $169
Percentage of Initial Mortgage Pool Balance                                1.2%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.4455%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(25),DEF(91),O(4)
Lockbox                                                        None at Closing,
                                                                 Springing Hard
Cut-off Date LTV Ratio                                                    72.1%
LTV Ratio at Maturity or ARD                                              72.1%
Underwritten DSCR on NOI                                                  1.47x
Underwritten DSCR on NCF                                                  1.40x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       70

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--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       71

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Sahara Pavilion North Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 333,679 square foot retail center (the "Sahara Pavilion North Property") located in Las Vegas,
Nevada. The Sahara Pavilion North Loan represents approximately 1.2% of the initial mortgage pool balance and approximately 1.5% of the initial loan group 1 balance.

The Sahara Pavilion North Loan was originated on November 1, 2006, and has a principal balance as of the cut-off date of $56,250,000. The Sahara Pavilion
North Loan has a remaining term of 119 months and a scheduled maturity date of
November 1, 2016. The Sahara Pavilion North Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Sahara Pavilion North Loan is permitted on or after August 1, 2016 without penalty.

THE PROPERTY. The Sahara Pavilion North Property is a 333,679 square foot anchored retail center built in 1989 and anchored by Von's Supermarket, Carpets
N More and TJ Maxx. The property is currently 93.3% occupied by 63 tenants, with the anchors as well as several of the in-line tenants being national retailers, including Border's Books, FedEx Kinko's, Gold's Gym, and Jo-Ann Fabrics. The
Property occupies an established in-fill location within a stable market and is the only power center within a three mile radius. The Sahara Pavilion North
Property consists of five single-story structures with three stand alone buildings on the southwest corner of the site.

The Sahara Pavilion North Property is located on the northeast corner of West
Sahara Avenue and Decatur Boulevard convenient to downtown Las Vegas, its suburbs and all local and major arteries. The site has multiple access points, consisting of three curb cuts from West Sahara Avenue and four curb cuts from
Decatur Boulevard. West Sahara Avenue connects with Interstate 15, a major commercial roadway for the area. The McCarran International Airport and the Las
Vegas CBD are located approximately four miles southeast and southwest of the property, respectively. Additionally, the famed Las Vegas strip is approximately two miles from the subject.

The following table presents certain information relating to the major tenants at the Sahara Pavilion North Property:

--------------------------------------------------------------------------------------------------------------
                                          MAJOR TENANT INFORMATION
                                          ------------------------

                       PARENT           CREDIT RATINGS     SQUARE         % OF       BASE RENT        LEASE
TENANT NAME           COMPANY          (MOODY'S/S&P)(1)     FEET           GLA          PSF        EXPIRATION
--------------------------------------------------------------------------------------------------------------

Vons                Safeway, Inc          Baa2/BBB-        50,661         15.2%        $ 7.00       9/10/2011
Carpets-N-More                                NR           27,683          8.3%        $ 9.60       6/30/2015
T.J. Maxx                                    A3/A          25,200          7.6%        $ 6.98       1/31/2010
--------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Sahara Pavilion North Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(2), (3)
                                                 -------------------------------

                 NUMBER      SQUARE                              % OF                    CUMULATIVE   CUMULATIVE     CUMULATIVE
                OF LEASES     FEET     % OF GLA    BASE RENT   BASE RENT    CUMULATIVE    % OF GLA    BASE RENT    % OF BASE RENT
YEAR            EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING    SF EXPIRING    EXPIRING     EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

Vacant                        28,130       8.4%           --       0.0%       28,130         8.4%             --         0.0%
MTM                 3          9,170       2.7%      322,633       6.8%       37,300        11.2%        322,633         6.8%
2007               13         37,597      11.3%      688,884      14.5%       74,897        22.4%      1,011,517        21.3%
2008               11         26,709       8.0%      546,030      11.5%      101,606        30.5%      1,557,546        32.8%
2009                6         18,973       5.7%      357,662       7.5%      120,579        36.1%      1,915,208        40.4%
2010               15         75,665      22.7%    1,264,943      26.7%      196,244        58.8%      3,180,151        67.0%
2011                6         64,460      19.3%      658,177      13.9%      260,704        78.1%      3,838,328        80.9%
2012                4         44,092      13.2%      611,102      12.9%      304,796        91.3%      4,449,430        93.7%
2013                1          1,200       0.4%       30,960       0.7%      305,996        91.7%      4,480,390        94.4%
Thereafter          1         27,683       8.3%      265,757       5.6%      333,679       100.0%      4,746,147       100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL .......      60        333,679     100.0%    4,746,147     100.0%
----------------------------------------------------------------------------------------------------------------------------------

________________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from Sahara Pavilion North Borrower's rent roll dated
      October 3, 2006.

(3)   Includes ground lease tenants if any.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       72

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET.(1) The Sahara Pavilion North Property is located in west central submarket of Las Vegas, Clark County, Nevada. As of the 2nd quarter 2006, the submarket contains approximately 4.3 million square feet with an average rent of
$16.68 psf with a vacancy rate of 3.5%. Within the property's primary, five-property competitive set, occupancies ranged from 94% to 100%, averaging
97%.

In 2005, the Las Vegas MSA had a population of 1,720,000 residents, an increase of 5.2% annually since 1995. This MSA represents 70.9% of the state's population of over 2.3 million residents. Las Vegas' population growth is expected to continue through 2010 at an annual rate of 3.4%. According to the Las Vegas
Chamber of Commerce, approximately 5,000 people move to the Las Vegas Valley each month. According to Claritas, the estimated 2005 population in the one-, three-, and five-mile radius of the property was 23,718, 151,587, and 462,344 residents, respectively. The estimated 2005 average household income was
$69,251, $93,449, and $95,360 in the one-, three-, and five-mile radius, respectively. As of 2005, the unemployment rate for the Las Vegas MSA was 4.0%, lower than both the state and national levels of 4.2% and 4.9%, respectively.

The Las Vegas economy remains in excellent health and is one of the top performing MSAs in the nation. Beyond serving as the nation's gambling capital,
Las Vegas' allure as a place to conduct business continues to grow given its demographic attributes, high quality of life, communications and transportation infrastructure, and relatively low business costs. According to the US Bureau of
Labor Statistics, the Las Vegas' highest employed sectors in August 2006 were leisure and hospitality (29.8% of total employment), trade, transportation &
utilities (17.0%), professional and business services (12.5%), and construction
(12.4%). In January 2006, visitors of Las Vegas totaled nearly 3.2 million people, an increase of 4.2% over January 2005. Year-end numbers indicate that visitors to the area totaled 38.6 million people while convention attendees totaled 6.2 million people, up 3.2% and 7.5% over 2004, respectively.

THE BORROWER. PK II Sahara Pavilion North LLC (the "Sahara Pavilion North
Borrower") is a joint venture special purpose entity controlled by Prudential
Real Estate Investors ("PREI")(85%) and Kimco (15%).

Kimco and PREI are sponsors of twenty-five (25) joint venture borrowers (the
"Kimco Portfolio Borrowers"). Each of the Kimco Portfolio Borrowers has incurred a mortgage loan that will be included in the trust. All equity interests in the
Kimco Portfolio Borrowers, including the Sahara Pavilion North Borrower, have been pledged by Kimco and PREI to secure a mezzanine loan in the approximate amount of $1,200,000,000 (the "Kimco Portfolio Mezzanine Loan") to an affiliate of the Kimco Portfolio Borrowers on October 31, 2006 in connection with the acquisition of Pan Pacific Retail Properties, Inc. JPMorgan Securities, Inc. and
Wachovia Capital Markets Inc. are the Joint Lead Arrangers on the Kimco
Portfolio Mezzanine Loan and any foreclosure of the Kimco Portfolio Mezzanine
Loan that would result in either Kimco or PREI failing to control the Kimco
Portfolio Borrowers and owning at least 10% direct or indirect interest in the
Kimco Portfolio Borrowers is not permitted without lender's consent.

Kimco is a leading retail REIT specializing in the acquisitions, development, and management of neighborhood and community shopping centers. Formed in 1960,
Kimco is currently the nation's largest publicly traded owner and operator of neighborhood and community shopping centers, with more than 1,118 properties totaling 143.6 million square feet of leaseable space in 45 states, Canada,
Mexico and Puerto Rico.

PREI has over $18.8 billion in real estate assets under management. PREI has been managing real estate for U.S. institutional clients since 1970 and has a domestic staff of 280 individuals. This property will be funded through
Prudential's PRISA II fund, which had net assets of approximately $4.2 billion as of June 2006 with 77 clients and 89 investments.

PROPERTY MANAGEMENT. The property is self-managed by KRC Property Management I,
Inc., an affiliate of Kimco.

LOCKBOX. Upon the occurrence and continuation of an Event of Default (as defined in the loan documents), all rents will be deposited into a cash management account controlled by lender.

ESCROWS. The following escrow/reserve accounts have been established with respect to Sahara Pavilion North Loan:

      --------------------------------------------------------------------
                               ESCROWS/RESERVES
                               ----------------

      TYPE:                                          INITIAL      MONTHLY
      --------------------------------------------------------------------
      Taxes                                               $0           $0
      Insurance                                           $0           $0
      Immediate Repairs                                   $0           $0
      Capital Expenditures                                $0           $0
      Rollover Reserve                                    $0           $0
      --------------------------------------------------------------------

ADDITIONAL DEBT. None.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.

ENVIRONMENTAL INSURANCE. Historical uses at certain properties include gas stations and dry cleaners. Kimco and PREI have obtained an environmental insurance policy from the Chubb Group of Insurance Companies with a coverage amount of $50,000,000.

________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       73

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                    [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
135 S. LaSalle Street, Suite 1625                               SERIES 2006-4                              Prior Payment:        N/A
Chicago, IL 60603                                                                                          Next Payment:   12-Feb-07
USA                                                                                                        Record Date:    31-Dec-06

Administrator:                                                  ABN AMRO ACCT:                    Analyst:
Deanna Murphy 312.904.7989                           REPORTING PACKAGE TABLE OF CONTENTS          Patrick Gong 714.259.6253
deanna.murphy@abnamro.com                                                                         patrick.gong@abnamro.com

---------------------------   ----------------------------------------------------------------
                                                                                       Page(s)   -------------------------------
Issue Id:          MLCFC064   Statements to Certificateholders                         Page 2    Closing Date: 11-Dec-2006
                              Cash Reconciliation Summary                              Page 3
Monthly Data File             Bond Interest Reconciliation                             Page 4    First Payment Date: 12-Jan-2007
Name: MLCFC064_200601_3.ZIP   Bond Interest Reconciliation                             Page 5
---------------------------   Bond Principal Reconciliation                            Page 6    Rated Final Payment Date:
                              Shortfall Summary Report                                 Page 7
                              Asset-Backed Facts ~ 15 Month Loan Status Summary        Page 8    Determination Date:
                              Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary   Page 9
                              Mortgage Loan Characteristics                            Page 10       Trust Collection Period
                              Delinquent Loan Detail                                   Page 11   -------------------------------
                              Loan Level Detail                                        Page 12
                              Realized Loss Detail                                     Page 13
                              Collateral Realized Loss                                 Page 14
                              Appraisal Reduction Detail                               Page 15
                              Material Breaches Detail                                 Page 16
                              Historical Collateral Prepayment                         Page 17
                              Specially Serviced (Part I) - Loan Detail                Page 18
                              Specially Serviced (Part II) - Servicer Comments         Page 19
                              Summary of Loan Maturity Extensions                      Page 20
                              Rating Information                                       Page 21
                              Other Related Information                                Page 22
                              ----------------------------------------------------------------

--------------------------------------------------------------------------------
                           PARTIES TO THE TRANSACTION
--------------------------------------------------------------------------------
                Depositor: Merrill Lynch Mortgage Investors, Inc.

     Master Servicer: Midland Loan Services, Inc./Wells Fargo Bank, National
                                   Association

    Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Ratings
                                    Services

          Special Servicer: J.E. Robert Company, Inc/LNR Partners, Inc.

 Underwriter: Countrywide Securities Corporation/Credit Suisse Securities (USA)
  LLC/Deutsche Bank Securities Inc./IXIS Securities North America Inc./Merrill
       Lynch, Pierce, Fenner & Smith Incorporated/PNC Capital Markets LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
--------------------------------------------------------------------------------
LaSalle Web Site                                                www.etrustee.net
Servicer Web Site                                              www.midlandls.com
LaSalle Factor Line                                                 800.246.5761
--------------------------------------------------------------------------------

                                                                    PAGE 1 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

           ORIGINAL      OPENING   PRINCIPAL      PRINCIPAL       NEGATIVE     CLOSING     INTEREST     INTEREST    PASS-THROUGH
CLASS   FACE VALUE (1)   BALANCE    PAYMENT     ADJ. OR LOSS    AMORTIZATION   BALANCE   PAYMENT (2)   ADJUSTMENT       RATE
--------------------------------------------------------------------------------------------------------------------------------

CUSIP                                                                                                               Next Rate(3)
--------------------------------------------------------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------------------------------------------------------

                                -----------------------------------------------
                                Total P&I Payment
                                -----------------------------------------------

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest
Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment
(3) Estimated. * Denotes Controlling Class

                                                                    PAGE 2 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                           CASH RECONCILIATION SUMMARY

--------------------------------------------------------------------------------
                                INTEREST SUMMARY
--------------------------------------------------------------------------------
Current Scheduled Interest                                                  0.00
Less Deferred Interest                                                      0.00
Less PPIS Reducing Scheduled Int                                            0.00
Plus Gross Advance Interest                                                 0.00
Less ASER Interest Adv Reduction                                            0.00
Less Other Interest Not Advanced                                            0.00
Less Other Adjustment                                                       0.00
--------------------------------------------------------------------------------
Total                                                                       0.00
--------------------------------------------------------------------------------

UNSCHEDULED INTEREST:
--------------------------------------------------------------------------------
Prepayment Penalties                                                        0.00
Yield Maintenance Penalties                                                 0.00
Other Interest Proceeds                                                     0.00
--------------------------------------------------------------------------------
Total                                                                       0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less Fee Paid To Servicer                                                   0.00
Less Fee Strips Paid by Servicer                                            0.00
--------------------------------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER
--------------------------------------------------------------------------------
Special Servicing Fees                                                      0.00
Workout Fees                                                                0.00
Liquidation Fees                                                            0.00
Interest Due Serv on Advances                                               0.00
Non Recoverable Advances                                                    0.00
Misc. Fees & Expenses                                                       0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Unscheduled Fees & Expenses                                           0.00
--------------------------------------------------------------------------------
Total Interest Due Trust                                                    0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO TRUST
--------------------------------------------------------------------------------
Trustee Fee                                                                 0.00
Fee Strips                                                                  0.00
Misc. Fees                                                                  0.00
Interest Reserve Withholding                                                0.00
Plus Interest Reserve Deposit                                               0.00
--------------------------------------------------------------------------------
Total                                                                       0.00
--------------------------------------------------------------------------------
Total Interest Due Certs                                                    0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PRINCIPAL SUMMARY
--------------------------------------------------------------------------------
SCHEDULED PRINCIPAL:
Current Scheduled Principal                                                 0.00
Advanced Scheduled Principal                                                0.00
--------------------------------------------------------------------------------
Scheduled Principal                                                         0.00
--------------------------------------------------------------------------------
UNSCHEDULED PRINCIPAL:
Curtailments                                                                0.00
Prepayments in Full                                                         0.00
Liquidation Proceeds                                                        0.00
Repurchase Proceeds                                                         0.00
Other Principal Proceeds                                                    0.00
--------------------------------------------------------------------------------
Total Unscheduled Principal                                                 0.00
--------------------------------------------------------------------------------
Remittance Principal                                                        0.00
--------------------------------------------------------------------------------
Remittance P&I Due Trust                                                    0.00
--------------------------------------------------------------------------------
Remittance P&I Due Certs                                                    0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              POOL BALANCE SUMMARY
--------------------------------------------------------------------------------
                                                                 Balance   Count
--------------------------------------------------------------------------------
Beginning Pool                                                      0.00       0
Scheduled Principal                                                 0.00       0
Unscheduled Principal                                               0.00       0
Deferred Interest                                                   0.00
Liquidations                                                        0.00       0
Repurchases                                                         0.00       0
--------------------------------------------------------------------------------
Ending Pool                                                         0.00       0
--------------------------------------------------------------------------------

                        NON-P&I SERVICING ADVANCE SUMMARY
--------------------------------------------------------------------------------
                                                                          Amount
--------------------------------------------------------------------------------
Prior Outstanding                                                           0.00
Plus Current Period                                                         0.00
Less Recovered                                                              0.00
Less Non Recovered                                                          0.00
Ending Outstanding                                                          0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SERVICING FEE SUMMARY
--------------------------------------------------------------------------------
Current Servicing Fees                                                      0.00
Plus Fees Advanced for PPIS                                                 0.00
Less Reduction for PPIS                                                     0.00
Plus Delinquent Servicing Fees                                              0.00
--------------------------------------------------------------------------------
Total Servicing Fees                                                        0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  CUMULATIVE PREPAYMENT CONSIDERATION RECEIVED
--------------------------------------------------------------------------------
Prepayment Premiums                                                         0.00
Yield Maintenance                                                           0.00
Other Interest                                                              0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PPIS SUMMARY
--------------------------------------------------------------------------------
Gross PPIS                                                                  0.00
Reduced by PPIE                                                             0.00
Reduced by Shortfalls in Fees                                               0.00
Reduced by Other Amounts                                                    0.00
PPIS Reducing Scheduled Interest                                            0.00
PPIS Reducing Servicing Fee                                                 0.00
PPIS Due Certificate                                                        0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
--------------------------------------------------------------------------------
                                                            Principal   Interest
--------------------------------------------------------------------------------
Prior Outstanding                                                0.00       0.00
Plus Current Period                                              0.00       0.00
Less Recovered                                                   0.00       0.00
Less Non Recovered                                               0.00       0.00
Ending Outstanding                                               0.00       0.00
--------------------------------------------------------------------------------

                                                                    PAGE 3 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

                       BOND INTEREST RECONCILIATION DETAIL

           Accrual                 Pass-      Accrued       Total        Total     Distributable
        -------------   Opening   Through   Certificate   Interest     Interest     Certificate
Class   Method   Days   Balance     Rate      Interest    Additions   Deductions      Interest
------------------------------------------------------------------------------------------------

                     Current    Remaining           Credit
        Interest     Period    Outstanding          Support
         Payment   Shortfall     Interest   ----------------------
Class    Amount     Recovery    Shorfalls   Original   Current (1)
------------------------------------------------------------------

(1)  Determined as follows: (A) the ending balance of all the classes less (B)
     the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

                                                                    PAGE 4 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

                       BOND INTEREST RECONCILIATION DETAIL

                                                                Additions
                              -----------------------------------------------------------------------------
          Prior     Current                                                                        Other
        Interest   Interest   Prior Interest    Interest Accrual    Prepayment      Yield        Interest
Class   Due Date   Due Date    Shortfall Due   On Prior Shortfall    Premiums    Maintenance   Proceeds (1)
-----------------------------------------------------------------------------------------------------------

                     Deductions
        ------------------------------------
                    Deferred &                  Distributable   Interest
        Allocable    Accretion     Interest      Certificate     Payment
Class      PPIS      Interest    Loss Expense      Interest      Amount
------------------------------------------------------------------------

(1)  Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the Bondholder's
     Distributable Interest.

                                                                    PAGE 5 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

                          BOND PRINCIPAL RECONCILIATION

                                                                                     Accreted Principal
                                                                                 --------------------------
                           Basic         Extra      Int Shortfall      Pool         Extra         Pledged
          Beginning      Principal     Principal       Res Fund        Loss       Principal     Certificate
Class   Class Balance   Payment Amt   Payment Amt      Release      Allocation   Payment Amt   Def Interest
-----------------------------------------------------------------------------------------------------------

                                                                                                   0.00
                                                                                                   ----
                                                                                                   0.00

                                                 Interest
        Prior     Cumulative                    Accrued On     Rated        Credit Support
       Losses        Pool          Ending      Pool Losses     Final    ---------------------
Class Reimbursed     Loss      Class Balance    Cls A - M    Maturity   Original   Current(4)
---------------------------------------------------------------------------------------------

(1)  Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

                                                                    PAGE 6 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                          INTEREST ADJUSTMENTS SUMMARY

SHORTFALL ALLOCATED TO THE BONDS:
---------------------------------
Net Prepayment Int. Shortfalls Allocated to the Bonds   0.00
Special Servicing Fees                                  0.00
Workout Fees                                            0.00
Liquidation Fees                                        0.00
Legal Fees                                              0.00
Misc. Fees & Expenses Paid by/to Servicer               0.00
Interest Paid to Servicer on Outstanding Advances       0.00
ASER Interest Advance Reduction                         0.00
Interest Not Advanced (Current Period)                  0.00
Recoup of Prior Advances by Servicer                    0.00
Servicing Fees Paid Servicer on Loans Not Advanced      0.00
Misc. Fees & Expenses Paid by Trust                     0.00
Shortfall Due to Rate Modification                      0.00
Other Interest Loss                                     0.00
                                                        ----
Total Shortfall Allocated to the Bonds                  0.00
                                                        ====

EXCESS ALLOCATED TO THE BONDS:
------------------------------
Other Interest Proceeds Due the Bonds                   0.00
Prepayment Interest Excess Due the Bonds                0.00
Interest Income                                         0.00
Yield Maintenance Penalties Due the Bonds               0.00
Prepayment Penalties Due the Bonds                      0.00
Recovered ASER Interest Due the Bonds                   0.00
Recovered Interest Due the Bonds                        0.00
ARD Excess Interest                                     0.00
                                                        ----
Total Excess Allocated to the Bonds                     0.00
                                                        ====

AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS
----------------------------------------------------
Total Excess Allocated to the Bonds                     0.00
Less Total Shortfall Allocated to the Bonds             0.00
                                                        ----
Total Interest Adjustment to the Bonds                  0.00
                                                        ====

                                                                    PAGE 7 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
          ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL LOAN STATUS SUMMARY

                                  Delinquency Aging Categories                             Special Event Categories (1)
              --------------------------------------------------------------------  -----------------------------------------
                 Delinq        Delinq        Delinq                                                  Specially
Distribution     1 Month      2 Months      3+ Months    Foreclosure       REO      Modifications    Serviced     Bankruptcy
    Date       #   Balance   #   Balance   #   Balance   #   Balance   #   Balance    #   Balance   #   Balance   #   Balance
-----------------------------------------------------------------------------------------------------------------------------

(1)  Note: Modification, Specially Serviced & Bankruptcy Totals are Included in
     the Appropriate Delinquency Aging Category

                                                                    PAGE 8 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
          ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

                 Ending                                  Appraisal   Liquidations    Realized   Remaining  Curr
Distribution    Pool (1)     Payoffs (2)   Penalties    Reduct. (2)       (2)       Losses (2)     Term    Weighted Avg.
      Date       #   Balance   #   Balance   #   Amount   #   Balance   #   Balance   #   Amount  Life       Coupon  Remit
------------------------------------------------------------------------------------------------------------------------

                                                                    PAGE 9 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                          MORTGAGE LOAN CHARACTERISTICS

                       DISTRIBUTION OF PRINCIPAL BALANCES

                                                     Weighted Average
Current Scheduled    # of   Scheduled     % of    ------------------------
     Balance        Loans    Balance    Balance   Term   Coupon   PFY DSCR
--------------------------------------------------------------------------
                     0         0         0.00%

Average Schedule Balance                0
Maximum Schedule Balance   (9,999,999,999)
Minimum Schedule Balance    9,999,999,999

                DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)

                                                     Weighted Average
Fully Amortizing    # of   Scheduled     % of    ------------------------
 Mortgage Loans    Loans    Balance    Balance   Term   Coupon   PFY DSCR
-------------------------------------------------------------------------
                     0         0        0.00%

                     DISTRIBUTION OF MORTGAGE INTEREST RATES

                                                     Weighted Average
Current Mortgage    # of   Scheduled     % of    ------------------------
  Interest Rate    Loans    Balance    Balance   Term   Coupon   PFY DSCR
-------------------------------------------------------------------------
                     0         0        0.00%

Minimum Mortgage Interest Rate   __,900.000%
Maximum Mortgage Interest Rate   __,900.000%

                    DISTRIBUTION OF REMAINING TERM (BALLOON)

                                                   Weighted Average
    Balloon       # of   Scheduled     % of    ------------------------
Mortgage Loans   Loans    Balance    Balance   Term   Coupon   PFY DSCR
-----------------------------------------------------------------------
                   0         0        0.00%

                                                                   PAGE 10 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                             DELINQUENT LOAN DETAIL

             Paid   Current   Outstanding   Out. Property     Loan        Special
Disclosure   Thru     P&I         P&I         Protection     Status       Servicer     Foreclosure   Bankruptcy    REO
Control #    Date   Advance    Advances**      Advances     Code (1)   Transfer Date       Date         Date      Date
----------------------------------------------------------------------------------------------------------------------

TOTAL

A. IN GRACE PERIOD                      1. DELINQ. 1 MONTH    3. DELINQUENT 3 + MONTHS        5. NON PERFORMING    9. REO
                                                                                                 MATURED BALLOON

B. LATE PAYMENT BUT < 1 MONTH DELINQ.   2. DELINQ. 2 MONTHS   4. PERFORMING MATURED BALLOON   7. FORECLOSURE

**   Outstanding P&I Advances include the current period P&I Advances and may include Servicer Advances.

                                                                   PAGE 11 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                                LOAN LEVEL DETAIL

                                             Operating              Ending                                              Loan
Disclosure         Property  Maturity   PFY  Statement    Geo.    Principal  Note  Scheduled  Prepayment  Prepayment   Status
Control #   Group    Type      Date    DSCR     Date    Location   Balance   Rate     P&I       Amount       Date     Code (1)
------------------------------------------------------------------------------------------------------------------------------

*    NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.

(1) Legend:  A. In Grace Period                    1. Delinquent 1 month   3. Delinquent       5. Non Performing  9. REO
                                                                              3+ months           Matured Ballon

             B. Late Payment but < 1 month delinq  2. Delinquent 2 months  4. Performing       7. Foreclosure
                                                                              Matured Balloon

                                                                   PAGE 12 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                              REALIZED LOSS DETAIL

                                          Beginning            Gross Proceeds   Aggregate       Net       Net Proceeds
        Disclosure  Appraisal  Appraisal  Scheduled    Gross      as a % of    Liquidation  Liquidation     as a % of    Realized
Period   Control #     Date      Value     Balance   Proceeds  Sched. Balance   Expenses *    Proceeds   Sched. Balance    Loss
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CURRENT TOTAL

CUMULATIVE
---------------------------------------------------------------------------------------------------------------------------------

*    Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

                                                                   PAGE 13 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                  BOND/COLLATERAL REALIZED LOSS RECONCILIATION

                                                                                   Interest                    Additional
                                                Prior                            (Shortages)/  Modification  (Recoveries)/
                     Beginning                Realized                             Excesses    Adjustments/     Expenses
                      Balance    Aggregate  Loss Applied    Amounts Covered by      applied      Appraisal     applied to
                       of the     Realized       to       Overcollateralization   to Realized    Reduction      Realized
Prospectus            Loan at       Loss    Certificates     and other Credit       Losses      Adjustment       Losses
    ID      Period  Liquidation   on Loans        A                 B                  C             D             E
--------------------------------------------------------------------------------------------------------------------------

CUMULATIVE

                                        (Recoveries)/
               Current      Recoveries     Realized
               Realized         of           Loss
                 Loss        Realized     Applied to
Prospectus    Applied to   Losses paid   Certificate
    ID      Certificates*    as Cash       Interest
-----------------------------------------------------

CUMULATIVE

*    In the Initial Period the Current Realized Loss Applied to Certificates
     will equal Aggregate Realized Loss on Loans - B - C - D + E instead of
     A - C - D + E

Description
 of Fields
-----------
    A         Prior Realized Loss Applied to Certificates

    B         Reduction to Realized Loss applied to bonds (could represent OC, insurance policies, reserve accounts, etc)

    C         Amounts classified by the Master as interest adjustments from general collections on a loan with a Realized Loss

    D         Adjustments that are based on principal haircut or future interest foregone due to modification

    E         Realized Loss Adjustments, Supplemental Recoveries or Expenses on
              a previously liquidated loan

                                                                   PAGE 14 OF 22

[LaSalle Bank ABN AMRO LOGO]                              ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4          Statement Date: 12-Jan-07
                                                       COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES       Payment Date:   12-Jan-07
                                                                       SERIES 2006-4                       Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                           APPRAISAL REDUCTION DETAIL

                                                                              Remaining
                                          Current                               Term                                  Appraisal
Disclosure  Appraisal  Scheduled    AR      P&I              Note  Maturity  ----------  Property  Geographic        -----------
 Control#   Red. Date   Balance   Amount  Advance   ASER     Rate    Date    Life          Type     Location   DSCR  Value  Date
--------------------------------------------------------------------------------------------------------------------------------

            ---------  ---------  ------  -------  ---  ---

                                                                   PAGE 15 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
              MATERIAL BREACHES AND MATERIAL DOCUMENT DEFECT DETAIL

               Ending    Material
Disclosure   Principal    Breach             Material Breach and
 Control #    Balance      Date     Material Document Defect Description
------------------------------------------------------------------------

   Material breaches of pool asset representation or warranties or transaction covenants.

                                                                   PAGE 16 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
                  HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

Disclosure   Payoff   Initial                Payoff   Penalty   Prepayment   Maturity   Property   Geographic
 Control #   Period   Balance   Type         Amount    Amount      Date        Date       Type      Location
-------------------------------------------------------------------------------------------------------------

                                             ----------------
                                CURRENT
                                CUMULATIVE
                                             ----------------

                                                                   PAGE 17 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:
            SPECIALLY SERVICED (PART I) ~ LOAN DETAIL (END OF PERIOD)

                         Loan        Balance                      Remaining
Disclosure  Servicing   Status  ----------------  Note  Maturity  ---------  Property    Geo.                             NOI
 Control #  Xfer Date  Code(1)  Schedule  Actual  Rate    Date    Life         Type    Location     NOI        DSCR       Date
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Not Avail  Not Avail  Not Avail

            ---------           ----------------

            =========           ================

(1) Legend:

A. P&I Adv - in Grace Period

B. P&I Adv - < one month delinq

1. P&I Adv - delinquent 1 month

2. P&I Adv - delinquent 2 months

3. P&I Adv - delinquent 3+ months

4. Mat. Balloon/Assumed P&I

5. Non Performing Mat. Balloon

7. Foreclosure

9. REO

                                                                   PAGE 18 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

  SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS (END OF PERIOD)

Disclosure   Resolution
 Control #    Strategy    Comments
----------------------------------

                                                                   PAGE 19 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

                           MATURITY EXTENSION SUMMARY

LOANS WHICH HAVE HAD THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                       0
   Stated Principal Balance outstanding:                               0.00
   Weighted Average Extension Period:                                     0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                       0
   Stated Principal Balance outstanding:                               0.00
   Weighted Average Extension Period:                                     0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES FURTHER EXTENDED
   Number of Loans:                                                       0
   Cutoff Principal Balance:                                           0.00
   Weighted Average Extension Period:                                     0

LOANS PAID-OFF THAT DID EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                       0
   Cutoff Principal Balance:                                           0.00
   Weighted Average Extension Period:                                     0

LOANS PAID-OFF THAT DID NOT EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                       0
   Cutoff Principal Balance:                                           0.00

                                                                   PAGE 20 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

                               RATING INFORMATION

                                                RATING
                   ORIGINAL RATINGS     CHANGE/CHANGE DATE(1)
                ---------------------   ---------------------
CLASS   CUSIP   FITCH   MOODY'S   S&P   FITCH   MOODY'S   S&P
-------------------------------------------------------------

NR   - Designates that the class was not rated by the rating agency.

(1)  Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
     LaSalle within 30 days of the payment date listed on this statement.
     Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

                                                                   PAGE 21 OF 22

[LaSalle Bank ABN AMRO LOGO]                       ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4                 Statement Date: 12-Jan-07
                                                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:   12-Jan-07
                                                                SERIES 2006-4                              Prior Payment:        N/A
                                                                                                           Next Payment:   12-Feb-07
                                                                                                           Record Date:    31-Dec-06

                                 ABN AMRO ACCT:

                                     LEGEND

Until this statement/report is filed with the Commission with respect to the
Trust pursuant to Section 15(d) of the Securities Exchange Act of 1934, as
amended, the recipient hereof shall be deemed to keep the information contained herein confidential and such information will not, without the prior consent of the Master Servicer or the Trustee, be disclosed by such recipient or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever, in whole or in part.

                                                                   PAGE 22 OF 22

ANNEX E

CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

Date	Principal Balance ($)
1/12/2007	124,765,000.00
2/12/2007	124,765,000.00
3/12/2007	124,765,000.00
4/12/2007	124,765,000.00
5/12/2007	124,765,000.00
6/12/2007	124,765,000.00
7/12/2007	124,765,000.00
8/12/2007	124,765,000.00
9/12/2007	124,765,000.00
10/12/2007	124,765,000.00
11/12/2007	124,765,000.00
12/12/2007	124,765,000.00
1/12/2008	124,765,000.00
2/12/2008	124,765,000.00
3/12/2008	124,765,000.00
4/12/2008	124,765,000.00
5/12/2008	124,765,000.00
6/12/2008	124,765,000.00
7/12/2008	124,765,000.00
8/12/2008	124,765,000.00
9/12/2008	124,765,000.00
10/12/2008	124,765,000.00
11/12/2008	124,765,000.00
12/12/2008	124,765,000.00
1/12/2009	124,765,000.00
2/12/2009	124,765,000.00
3/12/2009	124,765,000.00
4/12/2009	124,765,000.00
5/12/2009	124,765,000.00
6/12/2009	124,765,000.00
7/12/2009	124,765,000.00
8/12/2009	124,765,000.00
9/12/2009	124,765,000.00
10/12/2009	124,765,000.00
11/12/2009	124,765,000.00
12/12/2009	124,765,000.00
1/12/2010	124,765,000.00
2/12/2010	124,765,000.00
3/12/2010	124,765,000.00
4/12/2010	124,765,000.00
5/12/2010	124,765,000.00
6/12/2010	124,765,000.00
7/12/2010	124,765,000.00
8/12/2010	124,765,000.00
9/12/2010	124,765,000.00
10/12/2010	124,765,000.00
11/12/2010	124,765,000.00
12/12/2010	124,765,000.00
1/12/2011	124,765,000.00
2/12/2011	124,765,000.00
3/12/2011	124,765,000.00
4/12/2011	124,765,000.00
5/12/2011	124,765,000.00
6/12/2011	124,765,000.00
7/12/2011	124,765,000.00
8/12/2011	124,765,000.00
9/12/2011	124,765,000.00
10/12/2011	124,765,000.00
11/12/2011	124,765,000.00
12/12/2011	124,764,049.26
1/12/2012	121,320,868.76
2/12/2012	119,365,124.33
3/12/2012	116,807,303.09
4/12/2012	114,828,208.25
5/12/2012	112,543,653.22
6/12/2012	110,508,772.10
7/12/2012	108,163,616.45
8/12/2012	106,106,079.75
9/12/2012	104,037,901.34
10/12/2012	101,660,355.49
11/12/2012	99,569,181.03
12/12/2012	97,169,265.59
1/12/2013	95,054,859.92
2/12/2013	92,929,517.79
3/12/2013	89,902,731.39
4/12/2013	87,750,734.08
5/12/2013	85,291,652.67
6/12/2013	83,115,802.14
7/12/2013	80,633,517.32
8/12/2013	78,433,569.63
9/12/2013	76,222,242.01
10/12/2013	73,705,446.55
11/12/2013	69,299,608.28
12/12/2013	66,762,550.20
1/12/2014	64,505,238.39
2/12/2014	62,236,249.30
3/12/2014	59,080,441.65
4/12/2014	56,783,383.88
5/12/2014	54,183,659.34
6/12/2014	51,861,267.26
7/12/2014	49,236,898.53
8/12/2014	46,888,913.03
9/12/2014	44,528,780.14
10/12/2014	41,867,698.67
11/12/2014	39,481,586.34
12/12/2014	36,795,233.12
1/12/2015	34,382,875.61
2/12/2015	31,958,036.96
3/12/2015	28,660,732.14
4/12/2015	26,206,283.16
5/12/2015	23,453,454.80
6/12/2015	20,972,061.63
7/12/2015	18,193,023.03
8/12/2015	8,718,987.58
9/12/2015	6,220,979.94
10/12/2015	3,427,562.22
11/12/2015	902,146.13
12/12/2015	—

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX F

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in limited circumstances, the globally offered ML-CFC Commercial
Mortgage Trust 2006-4, Commercial Mortgage Pass-Through Certificates, Series
2006-4, class A-1, class A-2, class A-2FL, class A-SB, class A-3, class A-3FL, class A-1A, class AM, class AM-FL, class AJ, class AJ-FL, class B, class C and class D, will be available only in book-entry form.

     The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

     Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between member organizations of Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

     As described under "U.S. Federal Income Tax Documentation Requirements"
below, non-U.S. holders of book-entry certificates will be subject to U.S.
withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

     All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

     Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their book-entry certificates through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

                                      F-1

     Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     Trading between DTC Seller and Clearstream or Euroclear Purchaser. When
book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or
Euroclear, as the case may be. The securities credit will appear the next day,
European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

     Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts.
However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream or
Euroclear.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to
time zone differences in their favor, member organizations of Clearstream or
Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of
Clearstream or Euroclear at least one business day prior to settlement. In these cases, Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear

                                      F-2

the following day, and receipt of the cash proceeds in the account of that member organization of Clearstream or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New
York. Should the member organization of Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of
Clearstream or Euroclear would be valued instead as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o    borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or
          Euroclear accounts, in accordance with the clearing system's customary procedures;

     o    borrowing the book-entry certificates in the United States from a DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

     o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a
"U.S. withholding agent") establishing an exemption from withholding. A non-U.S.
holder may be subject to withholding unless each U.S. withholding agent receives:

     1.   from a non-U.S. holder that is classified as a corporation for U.S.
          federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS
          Form W-8BEN (or any successor form);

     2.   from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form
          W-8ECI (or any successor form);

     3.   from a non-U.S. holder that is classified as a partnership for U.S.
          federal income tax purposes, a duly completed and executed IRS Form
          W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

                                      F-3

     4.   from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

          (a)  if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury
               Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form):

               (i)  stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the
                    qualified intermediary is created, incorporated or governed;

               (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under
                    section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations;

               (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified
                    intermediary; and

               (iv) providing any other information, certifications, or
                    statements that may be required by the IRS Form W-8IMY or
                    accompanying instructions in addition to, or in lieu of, the information and certifications described in section
                    1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury
                    Regulations; or

          (b)  if the intermediary is not a qualified intermediary (a
               "nonqualified intermediary"), a duly completed and executed IRS
               Form W-8IMY (or any successor or substitute form):

               (i)  stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed;

               (ii) certifying that the nonqualified intermediary is not acting for its own account;

               (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to
                    substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners; and

               (iv) providing any other information, certifications or
                    statements that may be required by the IRS Form W-8IMY or
                    accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in
                    section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury
                    Regulations; or

          5.   from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or
               W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

     All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S.
Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until

                                      F-4

the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

     In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

     o    provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S.
          holder;

     o    provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

     o    can be treated as an "exempt recipient" within the meaning of section
          1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a
          corporation or a financial institution such as a bank).

     This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are
non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                       F-5

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                                     ANNEX G

                        CLASS XP REFERENCE RATE SCHEDULE

                                       G-1

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PROSPECTUS

              MERRILL LYNCH MORTGAGE INVESTORS, INC., THE DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

     We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We intend to offer from time to time mortgage pass-through certificates, issuable in series. These offers may be made through one or more different methods, including offerings through underwriters. We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "METHOD OF DISTRIBUTION."

      THE OFFERED CERTIFICATES:               ASSETS OF THE ISSUING ENTITY:

The offered certificates will be        The assets of each issuing entity will
issuable in series. The issuing         include--
entity for each series of offered
certificates will be a statutory or     o    mortgage loans secured by first
common law trust created at our              and/or junior liens on, or security
direction. Each series of offered            interests in, various interests in
certificates will--                          commercial and multifamily real
                                             properties,
o    have its own series designation,
     and                                o    mortgage-backed securities that
                                             directly or indirectly evidence
o    consist of one or more classes          interests in, or are directly or
     with various payment                    indirectly secured by, those types
     characteristics.                        of mortgage loans, or

The offered certificates will           o    some combination of those types of
represent interests only in the              mortgage loans and mortgage-backed
issuing entity. The offered                  securities.
certificates will not represent
interests in or obligations of the      The assets of the issuing entity may
depositor, any of the sponsors or any   also include cash, permitted
of our or their respective              investments, letters of credit, surety
affiliates.                             bonds, insurance policies, guarantees,
                                        reserve funds, guaranteed investment
                                        contracts, interest rate exchange
                                        agreements, interest rate cap or floor
                                        agreements or currency exchange
                                        agreements.

     In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the assets of the related issuing entity, which may consist of any of the assets described under "THE TRUST FUND.". In that document, we will also state the price to the public for the subject offered certificates or explain the method for determining that price, identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters' compensation. We will identify in each prospectus supplement the sponsor or sponsors for the subject securitization transaction.

     Structural credit enhancement will be provided for the respective classes of offered certificates through overcollateralization, the subordination of more junior classes of offered and/or non-offered certificates, the use of a letter of credit, a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds or any combination of the foregoing. Payments on a class of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually or at any other specified interval, commencing on the distribution date specified in the related prospectus supplement.

     YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 18 IN THIS
PROSPECTUS PRIOR TO INVESTING.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED
UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

               The date of this prospectus is September 13, 2006.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

   Arrangements Providing Reinvestment, Interest Rate and Currency

   Collection and Other Servicing Procedures with Respect to Mortgage

   Matters Regarding the Master Servicer, the Special Servicer, the

   Incorporation of Certain Documents by Reference; Reports Filed with
      the SEC............................................................    110
   Reports to Certificateholders.........................................    111

                                       -2-

                                       -3-

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

     When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different.
In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                              AVAILABLE INFORMATION

     We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. The Securities Act registration statement number for that registration statement is 333-130408. This prospectus is part of that registration statement, but the registration statement contains additional information. Any materials, including our registration statement and the exhibits to it, that we file with the Securities and Exchange Commission may be read and copied at prescribed rates at the SEC's Public Reference Room at 100
F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at http://www.sec.gov.

                                       -4-

--------------------------------------------------------------------------------

                              SUMMARY OF PROSPECTUS

     This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

THE DEPOSITOR.................   We are Merrill Lynch Mortgage Investors, Inc.,
                                 the depositor with respect to each series of
                                 offered certificates. We are a special purpose
                                 Delaware corporation. Our principal offices are
                                 located at 4 World Financial Center, 10th
                                 Floor, 250 Vesey Street, New York, New York
                                 10080. Our main telephone number is
                                 212-449-1000. We will acquire the mortgage
                                 assets that are to back each series of offered
                                 certificates and transfer them to the issuing
                                 entity. See "THE DEPOSITOR."

THE SPONSOR...................   Unless we state otherwise in the related
                                 prospectus supplement, Merrill Lynch Mortgage
                                 Lending, Inc., which is our affiliate, will be
                                 a sponsor with respect to each securitization
                                 transaction involving the issuance of a series
                                 of offered certificates. If and to the extent
                                 that there are other sponsors with respect to
                                 any securitization transaction involving the
                                 issuance of a series of offered certificates,
                                 we will identify each of those sponsors and
                                 include relevant information with respect
                                 thereto in the related prospectus supplement.
                                 With respect to any securitization transaction
                                 involving the issuance of a series of offered
                                 certificates, a sponsor will be a person or
                                 entity that organizes and initiates that
                                 securitization transaction by selling or
                                 transferring assets, either directly or
                                 indirectly, including through an affiliate, to
                                 the issuing entity. See "THE SPONSOR."

THE ISSUING ENTITIES..........   The issuing entity with respect to each series
                                 of offered certificates will be a statutory or
                                 common law trust created at our direction. Each
                                 issuing entity will own and hold assets of the
                                 type described under "THE TRUST FUND" and be
                                 the entity in whose name the subject offered
                                 certificates are issued.

THE ORIGINATORS...............   Some or all of the mortgage loans backing a
                                 series of offered certificates may be
                                 originated by Merrill Lynch Mortgage Lending,
                                 Inc. or by one of our other affiliates. In
                                 addition, there may be other third-party
                                 originators of the mortgage loans backing a
                                 series of offered certificates. See "THE TRUST
                                 FUND--Mortgage Loans--Originators." We will
                                 identify in the related prospectus supplement
                                 for each series of offered certificates any
                                 originator or group of affiliated originators
                                 --apart from a sponsor and/or its affiliates--
                                 that originated or is expected to originate
                                 mortgage loans representing 10% or more of the
                                 related mortgage asset pool, by balance.

THE SECURITIES BEING OFFERED..   The securities that will be offered by this
                                 prospectus and the related prospectus
                                 supplements consist of mortgage pass-through

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                                       -5-

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                                 certificates. These certificates will be issued
                                 in series, and each series will, in turn,
                                 consist of one or more classes. Each series of
                                 offered certificates will evidence interests
                                 only in the issuing entity. Each class of
                                 offered certificates must, at the time of
                                 issuance, be assigned an investment grade
                                 rating by at least one nationally recognized
                                 statistical rating organization. We will
                                 identify in the related prospectus supplement,
                                 with respect to each class of offered
                                 certificates, each applicable rating agency and
                                 the minimum rating to be assigned. Typically,
                                 the four highest rating categories, within
                                 which there may be sub-categories or gradations
                                 to indicate relative standing, signify
                                 investment grade. See "RATING."

THE OFFERED CERTIFICATES MAY
BE ISSUED WITH OTHER
CERTIFICATES..................   We may not publicly offer all the mortgage
                                 pass-through certificates evidencing interests
                                 in an issuing entity established by us. We may
                                 elect to retain some of those certificates, to
                                 place some privately with institutional
                                 investors, to place some with investors outside
                                 the United States or to deliver some to the
                                 applicable seller as partial consideration for
                                 the mortgage assets that such seller is
                                 contributing to the subject securitization
                                 transaction. In addition, some of those
                                 certificates may not satisfy the rating
                                 requirement for offered certificates described
                                 under "--The Securities Being Offered" above.

THE GOVERNING DOCUMENTS.......   In general, a pooling and servicing agreement
                                 or other similar agreement or collection of
                                 agreements will govern, among other things--

                                 o    the issuance of each series of offered
                                      certificates,

                                 o    the creation of and transfer of assets to
                                      the issuing entity, and

                                 o    the servicing and administration of those
                                      assets.

                                 The parties to the governing document(s) for a
                                 series of offered certificates will always
                                 include us and a trustee. We will be
                                 responsible for establishing the issuing entity
                                 for each series of offered certificates. In
                                 addition, we will transfer or arrange for the
                                 transfer of the initial trust assets to each
                                 issuing entity. In general, the trustee for a
                                 series of offered certificates will be
                                 responsible for, among other things, making
                                 payments and preparing and disseminating
                                 various reports to the holders of those offered
                                 certificates.

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                                       -6-

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                                 If the assets of any issuing entity include
                                 mortgage loans, the parties to the applicable
                                 governing document(s) will also include--

                                 o    one or more master servicers that will
                                      generally be responsible for performing
                                      customary servicing duties with respect to
                                      those mortgage loans that are not
                                      defaulted, nonperforming or otherwise
                                      problematic in any material respect, and

                                 o    one or more special servicers that will
                                      generally be responsible for servicing and
                                      administering (a) those mortgage loans
                                      that are defaulted, nonperforming or
                                      otherwise problematic in any material
                                      respect, including performing work-outs
                                      and foreclosures with respect to those
                                      mortgage loans, and (b) real estate assets
                                      acquired as part of the related trust with
                                      respect to defaulted mortgage loans.

                                 The same person or entity, or affiliated
                                 entities, may act as both master servicer and
                                 special servicer for one of our trusts.
                                 Notwithstanding the reference to the duties of
                                 a special servicer above, we will not transfer
                                 to an issuing entity any mortgage loan that is
                                 more than 90 days delinquent or in foreclosure
                                 or any foreclosure property. However, any
                                 mortgage loan that we transfer to an issuing
                                 entity may subsequently become non-performing
                                 or the related mortgaged real property may
                                 subsequently become foreclosure property.

                                 If the assets of any issuing entity include
                                 mortgage-backed securities, the parties to the
                                 applicable governing document(s) may also
                                 include a manager that will be responsible for
                                 performing various administrative duties with
                                 respect to those mortgage-backed securities. If
                                 the related trustee assumes those duties,
                                 however, there will be no manager.

                                 Compensation arrangements for a trustee, master
                                 servicer, special servicer or manager for any
                                 issuing entity may vary from securitization
                                 transaction to securitization transaction.

                                 In the related prospectus supplement, we will
                                 identify the trustee and any master servicer,
                                 special servicer or manager for each series of
                                 offered certificates and will describe their
                                 respective duties and compensation in further
                                 detail. See "DESCRIPTION OF THE GOVERNING
                                 DOCUMENTS."

                                 Any servicer, master servicer or special
                                 servicer for any issuing entity may perform any
                                 or all of its servicing duties under the
                                 applicable governing document(s) through one or
                                 more primary servicers or sub-servicers. In the
                                 related prospectus supplement, we will identify
                                 any such primary servicer or sub-servicer that,
                                 at

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                                      -7-

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                                 the time of initial issuance of the subject
                                 offered certificates, is (a) affiliated with us
                                 or with the issuing entity or any sponsor for
                                 the subject securitization transaction or (b)
                                 services 10% or more of the related mortgage
                                 asset pool, by balance.

CHARACTERISTICS OF THE
MORTGAGE ASSETS...............   The assets of any issuing entity will, in
                                 general, include mortgage loans. Each of those
                                 mortgage loans will constitute the obligation
                                 of one or more persons to repay a debt. The
                                 performance of that obligation will be secured
                                 by a first or junior lien on, or security
                                 interest in, the fee, leasehold or other
                                 interest(s) of the related borrower or another
                                 person in or with respect to one or more
                                 commercial or multifamily real properties. In
                                 particular, those properties may include:

                                 o    rental or cooperatively-owned buildings
                                      with multiple dwelling units;

                                 o    retail properties related to the sale of
                                      consumer goods and other products, or
                                      related to providing entertainment,
                                      recreational or personal services, to the
                                      general public;

                                 o    office buildings;

                                 o    hospitality properties;

                                 o    casino properties;

                                 o    health care-related facilities;

                                 o    industrial facilities;

                                 o    warehouse facilities, mini-warehouse
                                      facilities and self-storage facilities;

                                 o    restaurants, taverns and other
                                      establishments involved in the food and
                                      beverage industry;

                                 o    manufactured housing communities, mobile
                                      home parks and recreational vehicle parks;

                                 o    recreational and resort properties;

                                 o    arenas and stadiums;

                                 o    churches and other religious facilities;

                                 o    parking lots and garages;

                                 o    mixed use properties;

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                                      -8-

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                                 o    other income-producing properties; and/or

                                 o    unimproved land.

                                 The mortgage loans underlying a series of
                                 offered certificates may have a variety of
                                 payment terms. For example, any of those
                                 mortgage loans--

                                 o    may provide for the accrual of interest at
                                      a mortgage interest rate that is fixed
                                      over its term, that resets on one or more
                                      specified dates or that otherwise adjusts
                                      from time to time;

                                 o    may provide for the accrual of interest at
                                      a mortgage interest rate that may be
                                      converted at the borrower's election from
                                      an adjustable to a fixed interest rate or
                                      from a fixed to an adjustable interest
                                      rate;

                                 o    may provide for no accrual of interest;

                                 o    may provide for level payments to stated
                                      maturity, for payments that reset in
                                      amount on one or more specified dates or
                                      for payments that otherwise adjust from
                                      time to time to accommodate changes in the
                                      mortgage interest rate or to reflect the
                                      occurrence of specified events;

                                 o    may be fully amortizing or, alternatively,
                                      may be partially amortizing or
                                      nonamortizing, with a substantial payment
                                      of principal due on its stated maturity
                                      date;

                                 o    may permit the negative amortization or
                                      deferral of accrued interest;

                                 o    may prohibit some or all voluntary
                                      prepayments or require payment of a
                                      premium, fee or charge in connection with
                                      those prepayments;

                                 o    may permit defeasance and the release of
                                      real property collateral in connection
                                      with that defeasance;

                                 o    may provide for payments of principal,
                                      interest or both, on due dates that occur
                                      monthly, bi-monthly, quarterly,
                                      semi-annually, annually or at some other
                                      interval; and/or

                                 o    may have two or more component parts, each
                                      having characteristics that are otherwise
                                      described in this prospectus as being
                                      attributable to separate and distinct
                                      mortgage loans.

                                 Most, if not all, of the mortgage loans
                                 underlying a series of offered certificates
                                 will be secured by liens on real properties

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                                      -9-

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                                 located in the United States, its territories
                                 and possessions. However, some of those
                                 mortgage loans may be secured by liens on real
                                 properties located outside the United States,
                                 its territories and possessions, provided that
                                 foreign mortgage loans do not represent more
                                 than 10% of the related mortgage asset pool, by
                                 balance.

                                 We, the depositor, do not originate mortgage
                                 loans. However, some or all of the mortgage
                                 loans held by an issuing entity may be
                                 originated by our affiliates.

                                 Neither we nor any of our affiliates will
                                 guarantee or insure repayment of any of the
                                 mortgage loans underlying a series of offered
                                 certificates. Unless we expressly state
                                 otherwise in the related prospectus supplement,
                                 no governmental agency or instrumentality will
                                 guarantee or insure repayment of any of the
                                 mortgage loans underlying a series of offered
                                 certificates.

                                 The assets of any issuing entity may also
                                 include mortgage participations, mortgage
                                 pass-through certificates, collateralized
                                 mortgage obligations and other mortgage-backed
                                 securities, that evidence an interest in, or
                                 are secured by a pledge of, one or more
                                 mortgage loans of the type described above. We
                                 will not transfer a mortgage-backed security to
                                 any issuing entity unless--

                                 o    the security has been registered under the
                                      Securities Act of 1933, as amended, or

                                 o    we would be free to publicly resell the
                                      security without registration.

                                 In addition to the asset classes described
                                 above in this "--Characteristics of the
                                 Mortgage Assets" subsection, we may transfer to
                                 an issuing entity loans secured by equipment or
                                 inventory related to the real property
                                 collateral securing a mortgage loan held by
                                 that issuing entity, provided that such other
                                 asset classes in the aggregate will not exceed
                                 10% by principal balance of the related asset
                                 pool.

                                 We will describe the specific characteristics
                                 of the mortgage assets underlying a series of
                                 offered certificates in the related prospectus
                                 supplement.

                                 Assets held by an issuing entity will also
                                 include: (a) cash, including in the form of
                                 initial deposits and collections on the related
                                 mortgage loans, mortgage-backed securities and
                                 instruments of credit enhancement, guaranteed
                                 investment contracts, interest rate exchange
                                 agreements, interest rate floor or cap
                                 agreements and currency exchange agreements;
                                 (b) bank accounts; (c) permitted investments;
                                 and (d) following

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                                      -10-

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                                 foreclosure, acceptance of a deed in lieu of
                                 foreclosure or any other enforcement action,
                                 real property and other collateral for
                                 defaulted mortgage loans.

                                 See "THE TRUST FUND--Mortgage Loans" and
                                 "--Mortgage-Backed Securities."

SUBSTITUTION, ACQUISITION AND
REMOVAL OF MORTGAGE ASSETS....   We will generally acquire the mortgage assets
                                 to be securitized from Merrill Lynch Mortgage
                                 Lending, Inc. or another of our affiliates or
                                 from another seller of commercial and
                                 multifamily mortgage loans. We will then
                                 transfer those mortgage assets to the issuing
                                 entity for the related securitization
                                 transaction.

                                 If and to the extent described in the related
                                 prospectus supplement, we, a mortgage asset
                                 seller or another specified person or entity
                                 may make or assign to or for the benefit of an
                                 issuing entity various representations and
                                 warranties, or may be obligated to deliver to
                                 an issuing entity various documents, in either
                                 case relating to some or all of the mortgage
                                 assets transferred to that issuing entity. A
                                 material breach of one of those representations
                                 and warranties or a failure to deliver a
                                 material document may, under the circumstances
                                 described in the related prospectus supplement,
                                 give rise to an obligation to repurchase the
                                 affected mortgage asset(s) from the subject
                                 issuing entity or to replace the affected
                                 mortgage asset(s) with other mortgage asset(s)
                                 that satisfy the criteria specified in the
                                 related prospectus supplement.

                                 In general, the total outstanding principal
                                 balance of the mortgage assets transferred by
                                 us to any particular issuing entity will equal
                                 or exceed the initial total outstanding
                                 principal balance of the related series of
                                 certificates. In the event that the total
                                 outstanding principal balance of the related
                                 underlying mortgage loans initially delivered
                                 by us to the related trustee is less than the
                                 initial total outstanding principal balance of
                                 any series of certificates, the subject
                                 securitization transaction may include a
                                 prefunding feature, in which case we may
                                 deposit or arrange for the deposit of cash or
                                 liquid investments on an interim basis with the
                                 related trustee to cover the shortfall. For a
                                 specified period, as set forth in the related
                                 prospectus supplement, following the date of
                                 initial issuance of that series of
                                 certificates, which will constitute the
                                 prefunding period, we or our designee will be
                                 entitled to obtain a release of the deposited
                                 cash or investments if we deliver or arrange
                                 for delivery of a corresponding amount of
                                 mortgage assets. If we fail, however, to
                                 deliver or arrange for the delivery of mortgage
                                 assets sufficient to make up the entire
                                 shortfall within the prefunding period, any of
                                 the cash or, following liquidation, investments
                                 remaining on deposit with the related trustee
                                 will be used by the related trustee to pay down
                                 the total principal balance of the

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                                      -11-

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                                 related series of certificates, as described in
                                 the related prospectus supplement.

                                 If the subject securitization transaction
                                 involves a prefunding feature, then we will
                                 indicate in the related prospectus supplement,
                                 among other things:

                                 o    the term or duration of the prefunding
                                      period, which may not extend beyond one
                                      year from the date of initial issuance of
                                      the related offered certificates;

                                 o    the amount of proceeds to be deposited in
                                      the applicable prefunding account and the
                                      percentage of the mortgage asset pool and
                                      any class or series of offered
                                      certificates represented by those
                                      proceeds, which proceeds may not exceed
                                      50% of the related offering proceeds; and

                                 o    any limitation on the ability to add pool
                                      assets.

                                 If so specified in the related prospectus
                                 supplement, we or another specified person or
                                 entity may be permitted, at our or its option,
                                 but subject to the conditions specified in that
                                 prospectus supplement, to acquire from the
                                 related issuing entity particular mortgage
                                 assets underlying a series of certificates in
                                 exchange for:

                                 o    cash that would be applied to pay down the
                                      principal balances of certificates of that
                                      series; and/or

                                 o    other mortgage loans or mortgage-backed
                                      securities that--

                                      1.   conform to the description of
                                           mortgage assets in this prospectus,
                                           and

                                      2.   satisfy the criteria set forth in the
                                           related prospectus supplement.

                                 For example, if a mortgage loan backing a
                                 series of offered certificates defaults, then
                                 it may be subject to (a) a purchase option on
                                 the part of another lender whose loan is
                                 secured by a lien on the same real estate
                                 collateral or by a lien on an equity interest
                                 in the related borrower and/or (b) a fair value
                                 purchase option under the applicable governing
                                 document(s) for the subject securitization
                                 transaction or another servicing agreement.

                                 In addition, if so specified in the related
                                 prospectus supplement, but subject to the
                                 conditions specified in that prospectus
                                 supplement, one or more holders of certificates
                                 may exchange those certificates for one or more
                                 of the mortgage loans or

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                                      -12-

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                                 mortgage-backed securities constituting part of
                                 the mortgage pool underlying those
                                 certificates.

                                 Further, if so specified in the related
                                 prospectus supplement, a special servicer or
                                 other specified party for one of our
                                 securitizations may be obligated, under the
                                 circumstances described in that prospectus
                                 supplement, to sell on behalf of the related
                                 issuing entity a delinquent or defaulted
                                 mortgage asset.

                                 See also "--Optional or Mandatory Redemption or
                                 Termination" below.

CHARACTERISTICS OF THE OFFERED
CERTIFICATES .................   An offered certificate may entitle the holder
                                 to receive:

                                 o    a stated principal amount, which will be
                                      represented by its principal balance, if
                                      any;

                                 o    interest on a principal balance or
                                      notional amount, at a fixed, floating,
                                      adjustable or variable pass-through rate,
                                      which pass-through rate may change as of a
                                      specified date or upon the occurrence of
                                      specified events or for any other reason
                                      from one accrual or payment period to
                                      another, as described in the related
                                      prospectus supplement;

                                 o    specified, fixed or variable portions of
                                      the interest, principal or other amounts
                                      received on the related underlying
                                      mortgage loans or mortgage-backed
                                      securities;

                                 o    payments of principal, with
                                      disproportionate, nominal or no payments
                                      of interest;

                                 o    payments of interest, with
                                      disproportionate, nominal or no payments
                                      of principal;

                                 o    payments of interest on a deferred or
                                      partially deferred basis, which deferred
                                      interest may be added to the principal
                                      balance, if any, of the subject class of
                                      offered certificates or which deferred
                                      interest may or may not itself accrue
                                      interest, all as set forth in the related
                                      prospectus supplement;

                                 o    payments of interest or principal that
                                      commence only as of a specified date or
                                      only after the occurrence of specified
                                      events, such as the payment in full of the
                                      interest and principal outstanding on one
                                      or more other classes of certificates of
                                      the same series;

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                                      -13-

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                                 o    payments of interest or principal that
                                      are, in whole or in part, calculated based
                                      on or payable specifically from payments
                                      or other collections on particular related
                                      underlying mortgage loans or
                                      mortgage-backed securities;

                                 o    payments of principal to be made, from
                                      time to time or for designated periods, at
                                      a rate that is--

                                      1.   faster and, in some cases,
                                           substantially faster, or

                                      2.   slower and, in some cases,
                                           substantially slower,

                                      than the rate at which payments or other
                                      collections of principal are received on
                                      the related underlying mortgage loans or
                                      mortgage-backed securities;

                                 o    payments of principal to be made, subject
                                      to available funds, based on a specified
                                      principal payment schedule or other
                                      methodology;

                                 o    payments of principal that may be
                                      accelerated or slowed in response to a
                                      change in the rate of principal payments
                                      on the related underlying mortgage loans
                                      or mortgage-backed securities in order to
                                      protect the subject class of offered
                                      certificates or, alternatively, to protect
                                      one or more other classes of certificates
                                      of the same series from prepayment and/or
                                      extension risk;

                                 o    payments of principal out of amounts other
                                      than payments or other collections of
                                      principal on the related underlying
                                      mortgage loans or mortgage-backed
                                      securities, such as excess spread on the
                                      related underlying mortgage loans or
                                      mortgage-backed securities or amounts
                                      otherwise payable as interest with respect
                                      to another class of certificates of the
                                      same series, which other class of
                                      certificates provides for the deferral of
                                      interest payments thereon;

                                 o    payments of residual amounts remaining
                                      after required payments have been made
                                      with respect to other classes of
                                      certificates of the same series; or

                                 o    payments of all or part of the prepayment
                                      or repayment premiums, fees and charges,
                                      equity participations payments or other
                                      similar items received on the related
                                      underlying mortgage loans or
                                      mortgage-backed securities.

                                 Any class of offered certificates may be senior
                                 or subordinate to or pari passu with one or
                                 more other classes of certificates of the

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                                      -14-

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                                 same series, including a non-offered class of
                                 certificates of that series, for purposes of
                                 some or all payments and/or allocations of
                                 losses.

                                 A class of offered certificates may have two or
                                 more component parts, each having
                                 characteristics that are otherwise described in
                                 this prospectus as being attributable to
                                 separate and distinct classes.

                                 Payments on a class of offered certificates may
                                 occur monthly, bi-monthly, quarterly,
                                 semi-annually or at any other specified
                                 interval, commencing on the distribution date
                                 specified in the related prospectus supplement.

                                 We will describe the specific characteristics
                                 of each class of offered certificates in the
                                 related prospectus supplement, including
                                 payment characteristics and authorized
                                 denominations. Among other things, in the
                                 related prospectus supplement, we will
                                 summarize the flow of funds, payment priorities
                                 and allocations among the respective classes of
                                 offered certificates of any particular series,
                                 the respective classes of non-offered
                                 certificates of that series, and fees and
                                 expenses, to the extent necessary to understand
                                 the payment characteristics of those classes of
                                 offered certificates, and we will identify any
                                 events in the applicable governing document(s)
                                 that would alter the transaction structure or
                                 flow of funds. See "DESCRIPTION OF THE
                                 CERTIFICATES."

CREDIT SUPPORT AND
REINVESTMENT, INTEREST RATE
AND CURRENCY-RELATED
PROTECTION FOR THE OFFERED
CERTIFICATES..................   Some classes of offered certificates may be
                                 protected in full or in part against defaults
                                 and losses, or select types of defaults and
                                 losses, on the related underlying mortgage
                                 loans or mortgage-backed securities through the
                                 subordination of one or more other classes of
                                 certificates of the same series or by other
                                 types of credit support. The other types of
                                 credit support may include
                                 overcollateralization or a letter of credit, a
                                 surety bond, an insurance policy, a guarantee
                                 or a reserve fund. We will describe the credit
                                 support, if any, for each class of offered
                                 certificates and, if applicable, we will
                                 identify the provider of that credit support,
                                 in the related prospectus supplement. In
                                 addition, we will summarize in the related
                                 prospectus supplement how losses not covered by
                                 credit enhancement or support will be allocated
                                 to the subject series of offered certificates.

                                 The assets of an issuing entity with respect to
                                 any series of offered certificates may also
                                 include any of the following agreements:

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                                      -15-

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                                 o    guaranteed investment contracts in
                                      accordance with which moneys held in the
                                      funds and accounts established with
                                      respect to those offered certificates will
                                      be invested at a specified rate;

                                 o    interest rate exchange agreements or
                                      interest rate cap or floor agreements; or

                                 o    currency exchange agreements.

                                 We will describe the types of reinvestment,
                                 interest rate and currency related protection,
                                 if any, for each class of offered certificates
                                 and, if applicable, we will identify the
                                 provider of that protection, in the related
                                 prospectus supplement.

                                 See "RISK FACTORS," "THE TRUST FUND" and
                                 "DESCRIPTION OF CREDIT SUPPORT."

ADVANCES WITH RESPECT TO THE
MORTGAGE ASSETS...............   If the assets of an issuing entity for a series
                                 of offered certificates include mortgage loans,
                                 then, as and to the extent described in the
                                 related prospectus supplement, the related
                                 master servicer, the related special servicer,
                                 the related trustee, any related provider of
                                 credit support and/or any other specified
                                 person may be obligated to make, or may have
                                 the option of making, advances with respect to
                                 those mortgage loans to cover--

                                 o    delinquent scheduled payments of principal
                                      and/or interest, other than balloon
                                      payments,

                                 o    property protection expenses,

                                 o    other servicing expenses, or

                                 o    any other items specified in the related
                                      prospectus supplement.

                                 Any party making advances will be entitled to
                                 reimbursement from subsequent recoveries on the
                                 related mortgage loan and as otherwise
                                 described in this prospectus or the related
                                 prospectus supplement. That party may also be
                                 entitled to receive interest on its advances
                                 for a specified period. See "DESCRIPTION OF THE
                                 GOVERNING DOCUMENTS--Advances."

                                 If the assets of an issuing entity for a series
                                 of offered certificates include mortgage-backed
                                 securities, we will describe in the related
                                 prospectus supplement any comparable advancing
                                 obligations with respect to those
                                 mortgage-backed securities or the underlying
                                 mortgage loans.

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                                      -16-

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OPTIONAL OR MANDATORY
REDEMPTION OR TERMINATION.....   We will describe in the related prospectus
                                 supplement any circumstances involving an
                                 optional or mandatory redemption of offered
                                 certificates or an optional or mandatory
                                 termination of the related issuing entity. In
                                 particular, a master servicer, special servicer
                                 or other designated party may be permitted or
                                 obligated to purchase or sell--

                                 o    all the mortgage assets held by any
                                      particular issuing entity, thereby
                                      resulting in a termination of that issuing
                                      entity, or

                                 o    that portion of the mortgage assets held
                                      by any particular issuing entity as is
                                      necessary or sufficient to retire one or
                                      more classes of offered certificates of
                                      the related series.

                                 See "DESCRIPTION OF THE
                                 CERTIFICATES--Termination and Redemption."

FEDERAL INCOME TAX
CONSEQUENCES..................   Any class of offered certificates will
                                 constitute or evidence ownership of:

                                 o    regular interests or residual interests in
                                      a real estate mortgage investment conduit
                                      under Sections 860A through 860G of the
                                      Internal Revenue Code of 1986; or

                                 o    interests in a grantor trust under Subpart
                                      E of Part I of Subchapter J of the
                                      Internal Revenue Code of 1986.

                                 See "FEDERAL INCOME TAX CONSEQUENCES."

ERISA CONSIDERATIONS..........   If you are a fiduciary of an employee benefit
                                 plan or other retirement plan or arrangement,
                                 you are encouraged to review with your legal
                                 advisor whether the purchase or holding of
                                 offered certificates could give rise to a
                                 transaction that is prohibited or is not
                                 otherwise permissible under applicable law. See
                                 "ERISA CONSIDERATIONS."

LEGAL INVESTMENT..............   If your investment authority is subject to
                                 legal investment laws and regulations,
                                 regulatory capital requirements or review by
                                 regulatory authorities, then you may be subject
                                 to restrictions on investment in the offered
                                 certificates. You are encouraged to consult
                                 your legal advisor to determine whether and to
                                 what extent the offered certificates constitute
                                 a legal investment for you. We will specify in
                                 the related prospectus supplement which classes
                                 of the offered certificates, if any, will
                                 constitute mortgage related securities for
                                 purposes of the Secondary Mortgage Market
                                 Enhancement Act of 1984, as amended. See "LEGAL
                                 INVESTMENT."

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                                      -17-

                                  RISK FACTORS

     YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE FACTORS SET FORTH
UNDER "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT, IN DECIDING WHETHER
TO PURCHASE OFFERED CERTIFICATES.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES AND
MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

     The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop. There will be no obligation on the part of anyone to establish a secondary market.
Furthermore, a particular investor or a few investors may acquire a substantial portion of a given class of offered certificates, thereby limiting trading in that class. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

     We will describe in the related prospectus supplement the information that will be available to you with respect to your offered certificates. The limited nature of the information may adversely affect the liquidity of your offered certificates.

     We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

     Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

     If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF CMBS GENERALLY

     The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

     The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

     The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

     o    the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

                                      -18-

     o    legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

     o    investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties,
          and

     o    investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

     If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED ASSETS
OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL REQUIRED
PAYMENTS ON THOSE CERTIFICATES

     The offered certificates will represent interests solely in, and will be payable solely from the limited assets of, the related issuing entity. The offered certificates will not represent interests in or obligations of us, any sponsor or any of our or their respective affiliates, and no such person or entity will be responsible for making payments on the offered certificates if collections on the assets of the related issuing entity are insufficient. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. Furthermore, some classes of offered certificates will represent a subordinate right to receive payments out of collections and/or advances on some or all of the assets of the related issuing entity. If the assets of the related issuing entity are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which is senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

     The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related underlying mortgage loans or mortgage-backed securities. Actual losses may, however, exceed the assumed levels. See "DESCRIPTION OF THE
CERTIFICATES--Allocation of Losses and Shortfalls" and "DESCRIPTION OF CREDIT
SUPPORT." If actual losses on the related underlying mortgage loans or mortgage-backed securities exceed the assumed levels, you may be required to bear the additional losses.

     Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses.
For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

     Disproportionate Benefits May Be Given to Some Classes and Series to the
Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is

                                      -19-

possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

     The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

     In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

     o    an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

     o    a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

     The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as to the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

     The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

     o    the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

     o    the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

     The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

                                      -20-

     Prepayments on the Underlying Mortgage Loans Will Affect the Average Life
of Your Offered Certificates; and the Rate and Timing of Those Prepayments May
Be Highly Unpredictable. Payments of principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related underlying mortgage loans or mortgage-backed securities.
Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

     The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

     o    vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

     o    be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

     We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

     Prepayments on the Underlying Mortgage Loans Will Affect the Yield on Your
Offered Certificates; and the Rate and Timing of Those Prepayments May Be Highly
Unpredictable. If you purchase your offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield.
The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large as compared to the amount of principal payable on your offered certificates, or if your offered certificates entitle you to receive payments of interest but no payments of principal, then you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

     Delinquencies, Defaults and Losses on the Underlying Mortgage Loans May
Affect the Amount and Timing of Payments on Your Offered Certificates; and the
Rate and Timing of Those Delinquencies and Defaults, and the Severity of Those
Losses, are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a

                                      -21-

series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

     Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

     If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

     There Is an Increased Risk of Default Associated with Balloon Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan. The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

     o    the fair market value and condition of the underlying real property;

     o    the level of interest rates;

     o    the borrower's equity in the underlying real property;

     o    the borrower's financial condition;

     o    occupancy levels at or near the time of refinancing;

     o    the operating history of the underlying real property;

     o    changes in zoning and tax laws;

     o    changes in competition in the relevant geographic area;

     o    changes in rental rates in the relevant geographic area;

     o    changes in governmental regulation and fiscal policy;

     o    prevailing general and regional economic conditions;

     o    the state of the fixed income and mortgage markets; and

     o    the availability of credit for multifamily rental or commercial properties.

                                      -22-

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There is No Assurance" below.

     Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

     The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS ON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

     Most of the Mortgage Loans Underlying Your Offered Certificates Will Be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In the event that the income generated by a real property were to decline as a result of the poor economic performance of that real property with the result that the real property is not able to support debt service payments on the related mortgage loan, neither the related borrower nor any other person would be obligated to remedy the situation by making payments out of their own funds. In such a situation, the borrower could choose instead to surrender the related mortgaged property to the lender or let it be foreclosed upon.

     In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

     o    the sufficiency of the net operating income of the applicable real property;

     o    the market value of the applicable real property at or prior to maturity; and

     o    the ability of the related borrower to refinance or sell the applicable real property.

     In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

     Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

     The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, multifamily rental and commercial real estate lending generally involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related mortgaged property and the related borrower's ability to refinance the mortgage loan or sell the related mortgaged property.

                                      -23-

     Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

     o    the location, age, functionality, design and construction quality of the subject property;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    the characteristics of the neighborhood where the property is located;

     o    the degree to which the subject property competes with other properties in the area;

     o    the proximity and attractiveness of competing properties;

     o    the existence and construction of competing properties;

     o    the adequacy of the property's management and maintenance;

     o    tenant mix and concentration;

     o    national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

     o    local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

     o    demographic factors;

     o    customer confidence, tastes and preferences;

     o    retroactive changes in building codes and other applicable laws;

     o    changes in governmental rules, regulations and fiscal policies, including environmental legislation; and

     o    vulnerability to litigation by tenants and patrons.

     Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

     o    an increase in interest rates, real estate taxes and other operating expenses;

     o    an increase in the capital expenditures needed to maintain the property or make improvements;

     o    a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

     o    an increase in vacancy rates;

     o    a decline in rental rates as leases are renewed or replaced;

                                      -24-

     o    natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, terrorist attacks or riots; and

     o    environmental contamination.

     The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

     o    the length of tenant leases;

     o    the creditworthiness of tenants;

     o    the rental rates at which leases are renewed or replaced;

     o    the percentage of total property expenses in relation to revenue;

     o    the ratio of fixed operating expenses to those that vary with revenues; and

     o    the level of capital expenditures required to maintain the property and to maintain or replace tenants.

     Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

     The Successful Operation of a Multifamily or Commercial Property Depends on
Tenants. Generally, multifamily and commercial properties are subject to leases.
The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

     o    to pay for maintenance and other operating expenses associated with the property;

     o    to fund repairs, replacements and capital improvements at the property; and

     o    to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

Accordingly, mortgage loans secured by income-producing properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis.

     Factors that may adversely affect the ability of an income-producing property to generate net operating income from lease and rental payments include:

     o    a general inability to lease space;

     o    an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

                                      -25-

     o    an increase in tenant payment defaults or any other inability to collect rental payments;

     o    a decline in rental rates as leases are entered into, renewed or extended at lower rates;

     o    an increase in leasing costs and/or the costs of performing landlord obligations under existing leases;

     o    an increase in the capital expenditures needed to maintain the property or to make improvements; and

     o    a decline in the financial condition and/or bankruptcy or insolvency of a significant or sole tenant.

     With respect to any mortgage loan backing a series of offered certificates, you should anticipate that, unless the related mortgaged real property is owner occupied, one or more--and possibly all--of the leases at the related mortgaged real property will expire at varying rates during the term of that mortgage loan and some tenants will have, and may exercise, termination options. In addition, some government-sponsored tenants will have the right as a matter of law to cancel their leases for lack of appropriations.

     Additionally, in some jurisdictions, if tenant leases are subordinated to the lien created by the related mortgage instrument but do not contain attornment provisions, which are provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure, the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, that mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

     Some mortgage loans that back offered certificates may be secured by mortgaged real properties with tenants that are related to or affiliated with a borrower. In those cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant.

     Dependence on a Single Tenant or a Small Number of Tenants Makes a Property
Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

     An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

     Accordingly, factors that will affect the operation and value of a commercial property include:

     o    the business operated by the tenants;

     o    the creditworthiness of the tenants; and

     o    the number of tenants.

                                      -26-

     Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property. Under the
U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

     o    the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

     o    an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

     The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial, could exceed any reserves maintained for that purpose and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

     If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

     Property Value May Be Adversely Affected Even When Current Operating Income
is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

     o    changes in interest rates;

     o    the availability of refinancing sources;

     o    changes in governmental regulations, licensing or fiscal policy;

     o    changes in zoning or tax laws; and

     o    potential environmental or other legal liabilities.

     Property Management May Affect Property Operations and Value. The operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

     o    responding to changes in the local market;

     o    planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

     o    operating the property and providing building services;

                                      -27-

     o    managing operating expenses; and

     o    ensuring that maintenance and capital improvements are carried out in a timely fashion.

     Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

     By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

     o    maintain or improve occupancy rates, business and cash flow,

     o    reduce operating and repair costs, and

     o    preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

     Maintaining a Property in Good Condition is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s)
that may encumber that property.

     Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

     o    rental rates;

     o    location;

     o    type of business or services and amenities offered; and

     o    nature and condition of the particular property.

     The profitability and value of an income-producing property may be adversely affected by a comparable property that:

     o    offers lower rents;

     o    has lower operating costs;

     o    offers a more favorable location; or

     o    offers better facilities.

                                      -28-

Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

     The Prospective Performance of the Multifamily and Commercial Mortgage
Loans to be Included in Any of Our Trusts Should be Evaluated Separately from the Performance of the Multifamily and Commercial Mortgage Loans in Any of Our
Other Trusts. Notwithstanding that there are many common factors affecting the profitability and value of income-producing properties in general, those factors do not apply equally to all income-producing properties and, in many cases, there are special factors that will affect the profitability and/or value of a particular income-producing property. See, for example, "--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" below. Each income-producing property represents a separate and distinct business venture; and, as a result, each of the multifamily and commercial mortgage loans included in one of our trusts requires a unique underwriting analysis. Furthermore, economic conditions, whether worldwide, national, regional or local, vary over time. The performance of a mortgage pool originated and outstanding under one set of economic conditions may vary dramatically from the performance of an otherwise comparable mortgage pool originated and outstanding under a different set of economic conditions. Accordingly, investors should evaluate the mortgage loans underlying a series of offered certificates independently from the performance of the mortgage loans underlying any other series of offered certificates.

VARIOUS TYPES OF INCOME-PRODUCING PROPERTIES MAY SECURE MORTGAGE LOANS
UNDERLYING A SERIES OF OFFERED CERTIFICATES AND EACH TYPE OF INCOME-PRODUCING
PROPERTY MAY PRESENT SPECIAL RISKS AS COLLATERAL FOR A LOAN

     General. The mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As discussed under "--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There is No Assurance" above, the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property, and the type and use of a particular income-producing property may present special risks. Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

     Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

     o    the physical attributes of the property, such as its age, appearance, amenities and construction quality in relation to competing buildings;

     o    the types of services or amenities offered at the property;

     o    the location of the property;

     o    distance from employment centers and shopping areas;

     o    local factory or other large employer closings;

     o    the characteristics of the surrounding neighborhood, which may change over time;

                                      -29-

     o    the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the property's reputation;

     o    the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

     o    the existence or construction of competing or alternative residential properties in the local market, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

     o    compliance with and continuance of any government housing rental subsidy programs and/or low income housing tax credit or incentive programs from which the property receives benefits;

     o    the ability of management to respond to competition;

     o    the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, or personnel from a local military base or students;

     o    in the case of student housing facilities, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, and the relatively higher turnover rate compared to other types of multifamily tenants;

     o    adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

     o    state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

     o    the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

     o    the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase;

     o    the extent to which increases in operating costs may be passed through to tenants; and

     o    the financial condition of the owner of the property.

     Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

     In addition, multifamily rental properties are typically in markets that, in general, are characterized by low barriers to entry. Thus, a particular multifamily rental property market with historically low vacancies could experience substantial new construction and a resultant oversupply of rental units within a relatively short period of time. Since apartments within a multifamily rental property are typically leased on a short-term basis, the

                                      -30-

tenants residing at a particular property may easily move to alternative multifamily rental properties with more desirable amenities or locations or to single family housing.

     Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

     o    require written leases;

     o    require good cause for eviction;

     o    require disclosure of fees;

     o    prohibit unreasonable rules;

     o    prohibit retaliatory evictions;

     o    prohibit restrictions on a resident's choice of unit vendors;

     o    limit the bases on which a landlord may increase rent; or

     o    prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     Apartment building owners have been the subject of suits under state Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

     Some counties and municipalities also impose rent control or rent stabilization regulations on apartment buildings. These regulations may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control or rent stabilization laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

     Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

                                      -31-

     Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

     A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

     o    mortgage loan payments,

     o    real property taxes,

     o    maintenance expenses, and

     o    other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

     A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

     o    maintenance payments from the tenant/shareholders, and

     o    any rental income from units or commercial space that the cooperative corporation might control.

     A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

     o    the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

     o    the possibility that, upon foreclosure, if the cooperatively-owned property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

     In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor of the cooperative corporation holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of that sponsor.

                                      -32-

     Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

     Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

     o    shopping centers,

     o    factory outlet centers,

     o    malls,

     o    automotive sales and service centers,

     o    consumer oriented businesses,

     o    department stores,

     o    grocery stores,

     o    convenience stores,

     o    specialty shops,

     o    gas stations,

     o    movie theaters,

     o    fitness centers,

     o    bowling alleys,

     o    salons, and

     o    dry cleaners.

     A number of factors may affect the value and operation of a retail property. Some of these factors include:

     o    the strength, stability, number and quality of the tenants;

     o    tenants' sales;

     o    tenant mix;

                                      -33-

     o    whether the property is in a desirable location;

     o    the physical condition and amenities of the building in relation to competing buildings;

     o    whether a retail property is anchored, shadow anchored or unanchored and, if anchored or shadow anchored, the strength, stability, quality and continuous occupancy of the anchor tenant or the shadow anchor, as the case may be, are particularly important factors; and

     o    the financial condition of the owner of the property.

     Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

     o    lower rents,

     o    grant a potential tenant a free rent or reduced rent period,

     o    improve the condition of the property generally, or

     o    make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

     A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

     o    competition from other retail properties;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    perceptions regarding the safety of the surrounding area;

     o    demographics of the surrounding area;

     o    the strength and stability of the local, regional and national economies;

     o    traffic patterns and access to major thoroughfares;

     o    the visibility of the property;

     o    availability of parking;

     o    the particular mixture of the goods and services offered at the property;

     o    customer tastes, preferences and spending patterns; and

     o    the drawing power of other tenants.

     The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or

                                      -34-

revenues. Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

     Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

     With respect to some retail properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

     The presence or absence of an anchor tenant in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. Retail properties that are anchored have traditionally been perceived as less risky than unanchored properties. As to any given retail property, an anchor tenant is generally understood to be a nationally or regionally recognized tenant whose space is, in general, materially larger in size than the space occupied by other tenants at the same retail property and is important in attracting customers to the retail property.

     A retail property may also benefit from a shadow anchor. A shadow anchor is a store or business that satisfies the criteria for an anchor store or business, but which may be located at an adjoining property or on a portion of the subject retail property that is not collateral for the related mortgage loan. A shadow anchor may own the space it occupies. In those cases where the property owner does not control the space occupied by the anchor store or business, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant.

     In some cases, an anchor tenant or a shadow anchor may cease to operate at the property, thereby leaving its space unoccupied even though it continues to pay rent on or even own the vacant space. If an anchor tenant or a shadow anchor ceases operations at a retail property or if its sales do not reach a specified threshold, other tenants at the property may be entitled to terminate their leases prior to the scheduled expiration date or to pay rent at a reduced rate for the remaining term of the lease.

     Accordingly, the following factors, among others, will adversely affect the economic performance of an anchored retail property, including:

     o    an anchor tenant's failure to renew its lease;

     o    termination of an anchor tenant's lease;

     o    the bankruptcy or economic decline of an anchor tenant or a shadow anchor;

     o    the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be;
          or

     o    a loss of an anchor tenant's ability to attract shoppers.

                                      -35-

     Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

     o    factory outlet centers;

     o    discount shopping centers and clubs;

     o    catalogue retailers;

     o    home shopping networks and programs;

     o    internet web sites and electronic media shopping; and

     o    telemarketing.

     Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

     Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

     Office Properties. Factors affecting the value and operation of an office property include:

     o    the strength, stability, number and quality of the tenants, particularly significant tenants, at the property;

     o    the physical attributes and amenities of the building in relation to competing buildings, including the condition of the HVAC system.
          parking and the building's compatibility with current business wiring requirements;

     o    whether the area is a desirable business location, including local labor cost and quality, tax environment, including tax benefits, and quality of life issues, such as schools and cultural amenities;

     o    the location of the property with respect to the central business district or population centers;

     o    demographic trends within the metropolitan area to move away from or towards the central business district;

     o    social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

     o    tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

     o    local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

     o    the quality and philosophy of building management;

                                      -36-

     o    access to mass transportation;

     o    accessibility from surrounding highways/streets;

     o    changes in zoning laws; and

     o    the financial condition of the owner.

     With respect to some office properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

     Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

     o    rental rates;

     o    the building's age, condition and design, including floor sizes and layout;

     o    access to public transportation and availability of parking; and

     o    amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other base building technological features.

     The cost of refitting office space for a new tenant is often higher than for other property types.

     The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

     o    the cost and quality of labor;

     o    tax incentives; and

     o    quality of life considerations, such as schools and cultural amenities.

     The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

     Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

     o    full service hotels;

     o    resort hotels with many amenities;

     o    limited service hotels;

                                      -37-

     o    hotels and motels associated with national or regional franchise chains;

     o    hotels that are not affiliated with any franchise chain but may have their own brand identity; and

     o    other lodging facilities.

     Factors affecting the value, operation and economic performance of a hospitality property include:

     o    the location of the property and its proximity to major population centers or attractions;

     o    the seasonal nature of business at the property;

     o    the level of room rates relative to those charged by competitors;

     o    quality and perception of the franchise affiliation, if any;

     o    economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

     o    the existence or construction of competing hospitality properties;

     o    nature and quality of the services and facilities;

     o    financial strength and capabilities of the owner and operator;

     o    the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

     o    increases in operating costs, which may not be offset by increased room rates;

     o    the property's dependence on business and commercial travelers and tourism;

     o    changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

     o    changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

     Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature and/or may be adversely affected by prolonged unfavorable weather conditions.

     Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a

                                      -38-

franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise, which may be at significantly higher fees than the previous franchise, or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

     The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

     o    the continued existence and financial strength of the franchisor;

     o    the public perception of the franchise service mark; and

     o    the duration of the franchise licensing agreement.

     The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. In the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated operating, liquor and other licenses. That party would be required to apply in its own right for new operating, liquor and other licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly. The lack of a liquor license in a hospitality property could have an adverse impact on the revenue from that property or on its occupancy rate.

     Casino Properties. Factors affecting the economic performance of a casino property include:

     o    location, including proximity to or easy access from major population centers;

     o    appearance;

     o    economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

     o    the existence or construction of competing casinos;

     o    dependence on tourism; and

     o    local or state governmental regulation.

     Competition among major casinos may involve attracting patrons by--

     o    providing alternate forms of entertainment, such as performers and sporting events, and

     o    offering low-priced or free food and lodging.

     Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

                                      -39-

     Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

     The ownership, operation, maintenance and/or financing of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

     Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

     The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

     Health Care-Related Properties. Health care-related properties include:

     o    hospitals;

     o    medical offices;

     o    skilled nursing facilities;

     o    nursing homes;

     o    congregate care facilities; and

     o    in some cases, assisted living centers and housing for seniors.

     Health care-related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

     o    statutory and regulatory changes;

     o    retroactive rate adjustments;

     o    administrative rulings;

     o    policy interpretations;

     o    delays by fiscal intermediaries; and

     o    government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care-related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

                                      -40-

     Health care-related facilities are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties. Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

     o    federal and state licensing requirements;

     o    facility inspections;

     o    rate setting;

     o    reimbursement policies; and

     o    laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

     Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care-related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

     Health care-related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

     Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

     The value and operation of an industrial property depends on:

     o    location of the property, the desirability of which in a particular instance may depend on--

          1.   availability of labor services,

          2.   proximity to supply sources and customers, and

          3.   accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

     o    building design of the property, the desirability of which in a particular instance may depend on--

                                      -41-

          1.   ceiling heights,

          2.   column spacing,

          3.   number and depth of loading bays,

          4.   divisibility,

          5.   floor loading capacities,

          6.   truck turning radius,

          7.   overall functionality, and

          8.   adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized activities;
               and

     o    the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

     Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

     Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. Depending on their location, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

     Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

     o    building design,

     o    location and visibility,

     o    tenant privacy,

     o    efficient access to the property,

     o    proximity to potential users, including apartment complexes or commercial users,

     o    services provided at the property, such as security,

     o    age and appearance of the improvements, and

     o    quality of management.

     In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to these facilities.

                                      -42-

Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

     Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

     o    competition from facilities having businesses similar to a particular restaurant or tavern;

     o    perceptions by prospective customers of safety, convenience, services and attractiveness;

     o    the cost, quality and availability of food and beverage products;

     o    negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

     o    changes in demographics, consumer habits and traffic patterns;

     o    the ability to provide or contract for capable management; and

     o    retroactive changes to building codes, similar ordinances and other legal requirements.

     Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

     The food and beverage service industry is highly competitive. The principal means of competition are--

     o    market segment,

     o    product,

     o    price,

     o    value,

     o    quality,

     o    service,

     o    convenience,

     o    location, and

     o    the nature and condition of the restaurant facility.

                                      -43-

     A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

     o    lower operating costs,

     o    more favorable locations,

     o    more effective marketing,

     o    more efficient operations, or

     o    better facilities.

     The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities. Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

     Factors affecting the success of a regionally- or nationally-known chain restaurant include:

     o    actions and omissions of any franchisor, including management practices that--

          1.   adversely affect the nature of the business, or

          2.   require renovation, refurbishment, expansion or other
               expenditures;

     o    the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

     o    the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

     Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

     Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing

                                      -44-

community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

     Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

     Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

     o    location of the manufactured housing property;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the number of comparable competing properties in the local market;

     o    the age, appearance, condition and reputation of the property;

     o    the quality of management; and

     o    the types of facilities and services it provides.

     Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

     o    multifamily rental properties,

     o    cooperatively-owned apartment buildings,

     o    condominium complexes, and

     o    single-family residential developments.

     Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

     Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

     Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing

                                      -45-

community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control or rent stabilization on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control or rent stabilization laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control or rent stabilization on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control or rent stabilization is not imposed at the state level in those states. In some states, however, local rent control and/or rent stabilization ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control or rent stabilization with respect to those tenants.

     Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort.
Factors affecting the economic performance of a property of this type include:

     o    the location and appearance of the property;

     o    the appeal of the recreational activities offered;

     o    the existence or construction of competing properties, whether are not they offer the same activities;

     o    the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

     o    geographic location and dependence on tourism;

     o    changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

     o    seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

     o    sensitivity to weather and climate changes; and

     o    local, regional and national economic conditions.

     A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

                                      -46-

     Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. In addition, some recreational and resort properties may be adversely affected by prolonged unfavorable weather conditions.

     Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

     o    sporting events;

     o    musical events;

     o    theatrical events;

     o    animal shows; and/or

     o    circuses.

     The ability to attract patrons is dependent on, among others, the following factors:

     o    the appeal of the particular event;

     o    the cost of admission;

     o    perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

     o    perceptions by prospective patrons of the safety of the surrounding area; and

     o    the alternative forms of entertainment available in the particular locale.

     In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

     Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

     Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

                                      -47-

     o    the number of rentable parking spaces and rates charged;

     o    the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

     o    the amount of alternative parking spaces in the area;

     o    the availability of mass transit; and

     o    the perceptions of the safety, convenience and services of the lot or garage.

     Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

     o    its location,

     o    its size,

     o    the surrounding neighborhood, and

     o    local zoning laws.

ANY ANALYSIS OF THE VALUE OR INCOME PRODUCING ABILITY OF A COMMERCIAL OR
MULTIFAMILY PROPERTY IS HIGHLY SUBJECTIVE AND SUBJECT TO ERROR

     Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

     o    the successful operation of the property, and

     o    its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

     o    the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property.

                                      -48-

     The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

     o    make the loan payments on the related mortgage loan,

     o    cover operating expenses, and

     o    fund capital improvements at any given time.

     Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

     o    some health care-related facilities,

     o    hotels and motels,

     o    recreational vehicle parks, and

     o    mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

     o    warehouses,

     o    retail stores,

     o    office buildings, and

     o    industrial facilities.

     Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

     Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

     o    increases in energy costs and labor costs;

     o    increases in interest rates and real estate tax rates; and

     o    changes in governmental rules, regulations and fiscal policies.

     Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

                                      -49-

     Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the then outstanding principal balance of the mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral, to

     o    the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

     o    the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

     o    the lender has greater protection against loss on liquidation following a borrower default.

     However, loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

     o    the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

     o    the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

     o    the income capitalization method, which takes into account the property's projected net cash flow; or

     o    a selection from the values derived from the foregoing methods.

     Each of these appraisal methods presents analytical difficulties. For example--

     o    it is often difficult to find truly comparable properties that have recently been sold;

     o    the replacement cost of a property may have little to do with its current market value; and

     o    income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate.

     If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is

                                      -50-

insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

     o    the operation of all of the related real properties, and

     o    the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

     Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

     o    any adverse economic developments that occur in the locale, state or region where the properties are located;

     o    changes in the real estate market where the properties are located;

     o    changes in governmental rules and fiscal policies in the governmental jurisdiction where the properties are located; and

     o    acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

                                      -51-

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

     The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

     If you purchase offered certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

     In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

     Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

ADDITIONAL SECURED DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON
A MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

     Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

     Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

     The existence of any additional secured indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Subordinate Financing."

WITH RESPECT TO CERTAIN MORTGAGE LOANS INCLUDED IN OUR TRUSTS, THE MORTGAGED
PROPERTY OR PROPERTIES THAT SECURE THE SUBJECT MORTGAGE LOAN IN THE TRUST ALSO
SECURE ONE (1) OR MORE RELATED MORTGAGE LOANS THAT ARE NOT IN THE TRUST; THE
INTERESTS OF THE HOLDERS OF THOSE NON-TRUST MORTGAGE LOANS MAY CONFLICT WITH
YOUR INTERESTS

     Certain mortgage loans included in our trusts are each part of a loan combination or split loan structure that includes one or more additional mortgage loans (not included in the trust) that are secured by the same mortgage instrument(s) encumbering the same mortgaged property or properties, as applicable, as is the subject mortgage loan. See "THE TRUST FUND--Mortgage
Loans--Loan Combinations." Pursuant to one or more co-lender or similar agreements, a holder of a particular non-trust mortgage loan in a subject loan combination, or a group of holders of non-trust mortgage loans in a subject loan combination (acting together), may be granted various rights and powers that affect the mortgage loan in that loan combination that is in one of our trusts, including (a) cure rights with respect to the mortgage loan in our trust, (b) a purchase option with respect to the mortgage loan in our trust, (c) the right to advise, direct and/or consult with the applicable servicer regarding

                                      -52-

various servicing matters, including certain modifications, affecting that loan combination, and/or (d) the right to replace the applicable special servicer
(without cause) with respect to the mortgage loan in our trust. In some cases, those rights and powers may be assignable or may be exercised through a representative or designee. In connection with exercising any of the foregoing rights afforded to it, the holder of any non-trust mortgage loan in a loan combination that includes a mortgage loan in one of our trusts --or, if applicable, any representative, designee or assignee of that holder with respect to the particular right -- will likely not be an interested party with respect to the related series of certificates, will have no obligation to consider the interests of, or the impact of exercising such rights on, the related series of certificates and may have interests that conflict with your interests. If any such non-trust mortgage loan is included in a securitization, then the representative, designee or assignee exercising any of the rights of the holder of that non-trust mortgage loan may be a securityholder, an operating advisor, a controlling class representative or other comparable party or a servicer from that other unrelated securitization. You should expect that the holder or beneficial owner of a non-trust mortgage loan will exercise its rights and powers to protect its own economic interests, and will not be liable to the related series of certificateholders for so doing.

     In addition, certain of mortgage loans included in our trusts that are part of a loan combination will be serviced and administered pursuant to the servicing agreement for the securitization of a non-trust mortgage loan that is part of the same loan combination. Consequently, the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans and the parties with control over the servicing of those mortgage loans may have interests that conflict with your interests. See "DESCRIPTION OF THE GOVERNING DOCUMENTS--Servicing Mortgage Loans
That Are Part of a Loan Combination."

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS AND/OR HINDER RECOVERY

     Some of the mortgage loans underlying a series of offered certificates may have borrowers that are individuals or, alternatively, are entities that either have not been structured to diminish the likelihood of their becoming bankrupt or do not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related underlying mortgage loans, may own other property that is not part of the collateral for the related underlying mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. The related mortgage documents and/or organizational documents of those borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity, such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all or any material portion of its assets or amend its organizational documents. These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

     Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because those borrowers may be:

     o    operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

     o    individuals that have personal liabilities unrelated to the property.

     In addition, if an underlying mortgage loan is secured by a mortgage on both the related borrower's leasehold interest in the related mortgaged real property and the underlying fee interest in such property, the related borrower may be a special purpose entity, but the owner and pledgor of the related fee interest may not be a special purpose entity.

     However, any borrower, even an entity structured to be bankruptcy-remote, as an owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for

                                      -53-

bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

     With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions that typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity.

     Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your offered certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your offered certificates. See "--Borrower Bankruptcy
Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your
Offered Certificates" below and "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy
Laws."

     The mortgage loans underlying a series of offered certificates may have borrowers that own the related mortgaged real properties as tenants-in-common or may permit the related borrowers to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, a tenant-in-common borrower may be required to waive its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

     The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

     The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

     Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

     In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

                                      -54-

     A bankruptcy court also may:

     o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

     o    reduce monthly payments due under a mortgage loan;

     o    change the rate of interest due on a mortgage loan; or

     o    otherwise alter a mortgage loan's repayment schedule.

     Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

     Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

     As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

     There can be no assurance--

     o    as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

     o    that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

     o    that the results of the environmental testing were accurately evaluated in all cases;

     o    that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

     o    that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

     Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

                                      -55-

     In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

     o    tenants at the property, such as gasoline stations or dry cleaners, or

     o    conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

     Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials. The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

     The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

     o    agents or employees of the lender are deemed to have participated in the management of the borrower, or

     o    the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

     Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

     Federal law requires owners of residential housing constructed prior to
1978--

     o    to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

     o    to deliver to potential residents or purchasers a United States
          Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

                                      -56-

     Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

     Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

     o    the bankrupt party--

          1.   was insolvent at the time of granting the lien,

          2.   was rendered insolvent by the granting of the lien,

          3.   was left with inadequate capital, or

          4.   was not able to pay its debts as they matured; and

     o    the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

     Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

     Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

     o    the related real property, or

     o    a majority ownership interest in the related borrower.

     We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

                                      -57-

     The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

     o    the default is deemed to be immaterial,

     o    the exercise of those remedies would be inequitable or unjust, or

     o    the circumstances would render the acceleration unconscionable.

     Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "LEGAL ASPECTS OF MORTGAGE
LOANS--Bankruptcy Laws."

     Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of U.S. Treasury obligations or other government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

CERTAIN ASPECTS OF SUBORDINATION AGREEMENTS, INCLUDING CO-LENDER AGREEMENTS
EXECUTED IN CONNECTION WITH MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES
THAT ARE PART OF A SPLIT LOAN STRUCTURE, MAY BE UNENFORCEABLE

     Pursuant to co-lender, intercreditor and similar agreements for certain of the mortgage loans included in one of our trusts, which mortgage loans are, in each case, intended to be senior to one or more other mortgage loans--not included in the related trust--that encumber the related mortgaged property, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the related borrower, and that the holder of the related mortgage loan that is included in our trust--directly or through an applicable servicer--will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. While subordination agreements are generally enforceable in bankruptcy, in its decision in In re 203 North
LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10, 2000), the
United States Bankruptcy Court for the Northern District of Illinois refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections. In the event the foregoing holding is followed with respect to a co-lender relationship related to one of the mortgage loans underlying your offered certificates, the

                                      -58-

trustee's recovery with respect to the related borrower in a bankruptcy proceeding may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

WORLD EVENTS AND NATURAL DISASTERS COULD HAVE AN ADVERSE IMPACT ON THE REAL
PROPERTIES SECURING THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES AND
CONSEQUENTLY COULD REDUCE THE CASH FLOW AVAILABLE TO MAKE PAYMENTS ON THE
OFFERED CERTIFICATES

     The economic impact of the United States' military operations in Iraq and other parts of the world, as well as the possibility of any terrorist attacks domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. We can give no assurance as to the effect of these events on consumer confidence and the performance of the loans held by trust fund. Any adverse impact resulting from these events would be borne by the holders of one or more classes of the securities. In addition, natural disasters, including earthquakes, floods and hurricanes, also may adversely affect the real properties securing the mortgage loans that back your offered certificates. For example, real properties located in California may be more susceptible to certain hazards (such as earthquakes or widespread fires) than properties in other parts of the country and mortgaged real properties located in coastal states generally may be more susceptible to hurricanes than properties in other parts of the country. Hurricanes and related windstorms, floods and tornadoes have caused extensive and catastrophic physical damage in and to coastal and inland areas located in the Gulf Coast region of the United States and certain other parts of the southeastern United States. The underlying mortgage loans do not all require the maintenance of flood insurance for the related real properties. We cannot assure you that any damage caused by hurricanes, windstorms, floods or tornadoes would be covered by insurance.

JURISDICTIONS WITH ONE ACTION OR SECURITY FIRST RULES AND/OR ANTI-DEFICIENCY
LEGISLATION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO FORECLOSE ON A REAL
PROPERTY OR TO REALIZE ON OBLIGATIONS SECURED BY A REAL PROPERTY

     Several states, including California, have laws that prohibit more than one
"judicial action" to enforce a mortgage obligation, requiring the lender to exhaust the real property security for such obligation first and/or limiting the ability of the lender to recover a deficiency judgment from the obligor following the lender's realization upon the collateral. This could be particularly problematic for cross-collateralized, cross-defaulted or multi-property mortgage loans secured by real properties located in multiple states where only some of those states have such rules. A lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or forfeiting the right to enforce the underlying obligation. In some jurisdictions, the benefits of such laws may also be available to a guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first proceeding against the collateral and without a judicial foreclosure. Accordingly, where real properties are located in jurisdictions in which "one action," "security first" and/or "anti-deficiency"
rules may be applicable, the special servicer should seek to obtain advice of counsel prior to enforcing any of the trust's rights under any of the related mortgage loans and/or guarantees of those mortgage loans. As a result, the special servicer may incur additional - and perhaps significant additional -
delay and expense in foreclosing on the underlying real properties located in states affected by "one action," "security first" or "anti-deficiency" rules.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Foreclosure--One Action and Security First
Rules" and "--Foreclosure--Anti-Deficiency Legislation."

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL HAZARD
LOSSES

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

                                      -59-

     o    war,

     o    riot, strike and civil commotion,

     o    terrorism,

     o    nuclear, biological or chemical materials,

     o    revolution,

     o    governmental actions,

     o    floods and other water-related causes,

     o    earth movement, including earthquakes, landslides and mudflows,

     o    wet or dry rot,

     o    mold,

     o    vermin, and

     o    domestic animals.

     Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

     Not all of the mortgaged real properties that secure mortgage loans included in one of our trusts will be insured against acts of terrorism. Some of those mortgage loans may not require terrorism insurance coverage. In other cases, because of heightened concern over future terrorist activities in the
United States, it may be difficult for borrowers to obtain or renew terrorism insurance coverage at commercially reasonable rates.

     There is also a possibility of casualty losses on a real property for which insurance proceeds, together with land value, may not be adequate to pay the mortgage loan in full or rebuild the improvements. Consequently, there can be no assurance that each casualty loss incurred with respect to a real property securing one of the mortgage loans included in one of our trusts will be fully covered by insurance or that the mortgage loan will be fully repaid in the event of a casualty.

     Furthermore, various forms of insurance maintained with respect to any of the real properties for the mortgage loans included in one of our trusts, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in that trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in our trust.

                                      -60-

LENDING ON CONDOMINIUM UNITS CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON NON-CONDOMINIUMS

     Some mortgage loans underlying the offered certificates will be secured by--

     o    the related borrower's interest in a commercial condominium unit or multiple units in a residential condominium project, and

     o    the related voting rights in the owners' association for the subject building, development or project.

     Condominiums may create risks for lenders that are not present when lending on properties that are not condominiums. In the case of condominiums, a condominium owner is generally responsible for the payment of common area maintenance charges. In the event those charges are not paid when due, the condominium association may have a lien for those unpaid charges against the owner of the subject condominium unit, and, in some cases, pursuant to the condominium declaration, the lien of the mortgage for a related mortgage loan is subordinate to that lien for unpaid common area maintenance charges. In addition, pursuant to many condominium declarations, the holders of the remaining units would become responsible for the common area maintenance charges that remain unpaid by any particular unit holder.

     Further, in the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there is no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Thus, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building, restoration following a casualty and many other decisions affecting the maintenance of that building, may not be consistent with the mortgage loan documents and may have an adverse impact on the mortgage loans that are secured by real properties consisting of such condominium interests.

     There can be no assurance that the related board of managers will act in the best interests of the borrower under those mortgage loans. Further, because of the nature of condominiums, a default on the part of the borrower with respect to such real properties will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject real property, because of the possible existence of multiple loss payees on any insurance policy covering the property, there could be a delay in the restoration of the property and/or the allocation of related insurance proceeds, if any.
Consequently, if any of the mortgage loans underlying the offered certificates are secured by the related borrower's interest in a condominium, servicing and realizing upon such mortgage loan could subject the holders of such offered certificates to a greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

LENDING ON GROUND LEASES CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON AN ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

     In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default under the ground lease on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

     In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain

                                      -61-

in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right. If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

     Further, in a recent decision by the United States Court of Appeals for the
Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S. App.
LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S. Bankruptcy
Code upon the bankruptcy of a landlord, the sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to Section
363(e) of the U.S. Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to Section 363(f)
of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene)
will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

     Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

     Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

LITIGATION AND OTHER LEGAL PROCEEDINGS MAY ADVERSELY AFFECT A BORROWER'S ABILITY
TO REPAY ITS MORTGAGE LOAN

     From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

                                      -62-

     The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

     o    breach of contract involving a tenant, a supplier or other party;

     o    negligence resulting in a personal injury, or

     o    responsibility for an environmental problem.

     Litigation will divert the owner's attention from operating its property.
If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

     From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans in one of our trusts. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generated by, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your offered certificates.

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

     One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

     o    any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
          Section 856(d) of the Internal Revenue Code of 1986, and

     o    any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

The risk of taxation being imposed on income derived from the operation of foreclosed real property is particularly present in the case of hospitality and health care-related properties. These taxes, and the cost of retaining an independent contractor, would reduce the net proceeds available for payment with respect to the related offered certificates.

     In addition, in connection with the trust's acquisition of a real property, through foreclosure or similar action, and/or its liquidation of such property, the trust may in certain jurisdictions, particularly in New York and California, be required to pay state or local transfer or excise taxes. Such state or local taxes may reduce net proceeds available for distribution to the offered certificates.

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE TAX
CONSEQUENCES

     Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC,

                                      -63-

regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate.
While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

     You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "FEDERAL INCOME TAX CONSEQUENCES--REMICs."

     Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

     o    generally will not be reduced by losses from other activities,

     o    for a tax-exempt holder, will be treated as unrelated business taxable income, and

     o    for a foreign holder, will not qualify for any exemption from withholding tax.

     Individuals and Some Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

     o    individuals,

     o    estates,

     o    trusts beneficially owned by any individual or estate, and

     o    pass-through entities having any individual, estate or trust as a shareholder, member or partner.

     In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to:

     o    a foreign person under the Internal Revenue Code of 1986, or

     o    a U.S. person that is classified as a partnership under the Internal
          Revenue Code of 1986, unless all of its beneficial owners are U.S.
          persons, or

     o    a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. person.

     It is possible that a class of offered certificates would also evidence a residual interest in a REMIC and therefore that class of offered certificates or the portion thereof that represents the residual interest in the REMIC

                                      -64-

would exhibit the characteristics, and be subject to the risks, described above in this "--Residual Interests in a Real Estate Mortgage Investment Conduit Have
Adverse Tax Consequences" section.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates."

ADDITIONAL COMPENSATION TO THE MASTER SERVICER AND THE SPECIAL SERVICER AND
INTEREST ON ADVANCES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS ON YOUR
OFFERED CERTIFICATES

     To the extent described in the related prospectus supplement, the master servicer, the special servicer, the trustee and any fiscal agent will each be entitled to receive interest on unreimbursed advances made by that party with respect to the mortgage assets. This interest will generally accrue from the date on which the related advance was made or the related expense was incurred through the date of reimbursement. In addition, under certain circumstances, including a default by the borrower in the payment of principal and interest on a mortgage asset, that mortgage asset will become specially serviced and the related special servicer will be entitled to compensation for performing special servicing functions pursuant to the related governing document(s). The right to receive interest on advances or special servicing compensation is senior to the rights of certificateholders to receive distributions on the offered certificates. Thus, the payment of interest on advances and the payment of special servicing compensation may lead to shortfalls in amounts otherwise distributable on your offered certificates.

INABILITY TO REPLACE THE MASTER SERVICER COULD AFFECT COLLECTIONS AND RECOVERIES
ON THE MORTGAGE ASSETS

     The structure of the servicing fee payable to the master servicer might affect the ability to find a replacement master servicer. Although the trustee is required to replace the master servicer if the master servicer is terminated or resigns, if the trustee is unwilling (including for example because the servicing fee is insufficient) or unable (including for example, because the trustee does not have the systems to service mortgage loans), it may be necessary to appoint a replacement master servicer. Because the master servicing fee is structured as a percentage of the stated principal balance of each mortgage asset, it may be difficult to replace the servicer at a time when the balance of the mortgage loans has been significantly reduced because the fee may be insufficient to cover the costs associated with servicing the mortgage assets and/or related REO properties remaining in the mortgage pool. The performance of the mortgage assets may be negatively impacted, beyond the expected transition period during a servicing transfer, if a replacement master servicer is not retained within a reasonable amount of time.

PROBLEMS WITH BOOK-ENTRY REGISTRATION

     Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

     o    you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

     o    you may have only limited access to information regarding your offered certificates;

     o    you may suffer delays in the receipt of payments on your offered certificates; and

     o    your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

     See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates."

                                      -65-

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A SERVICER'S PERFORMANCE

     A master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

     In addition, a master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.
These relationships may create conflicts of interest.

     In servicing mortgage loans in any of our trusts, a master servicer, special servicer or sub-servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates--or, in the case of a sub-servicer, a consistent sub-servicing agreement--and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that if any of these parties or an affiliate owns certificates or has financial interests in or other financial dealings with any of the related borrowers, then it may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer or an affiliate thereof or any other related entity owns any certificates, and in particular a class of non-offered certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying acceleration or other enforcement in the hope of realizing greater proceeds in the future. However, this action or failure to take immediate action by a special servicer could pose a greater risk to the trust and ultimately result in a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

     Furthermore, a master servicer, special servicer or sub-servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer, special servicer or sub-servicer may be acting on behalf of parties with conflicting interests.

THE RISK OF TERRORISM IN THE UNITED STATES AND MILITARY ACTION MAY ADVERSELY
AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE ASSETS

     It is impossible to predict the extent to which terrorist activities may occur in the United States. Furthermore, it is uncertain what effects any past or future terrorist activities and/or consequent actions on the part of the
United States Government and others, including military action, will have on
U.S. and world financial markets; local, regional and national economies; real estate markets across the U.S.; and/or particular business segments, including those that are important to the performance of the real properties that secure the mortgage loans underlying any series of offered certificates. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

     As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the mortgage loans underlying any series of offered certificates, the liquidity and market value of those offered certificates may be impaired.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

     From time to time we use capitalized terms in this prospectus. Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this prospectus.

                                      -66-

                                 THE TRUST FUND

ISSUING ENTITIES

     The issuing entity with respect to each series of offered certificates is the entity that will own and hold the related underlying mortgage loans or mortgage-backed securities and in whose name those certificates will be issued.
Each issuing entity will be a statutory trust or a common law trust organized at our direction under the laws of the State or other jurisdiction specified in the related prospectus supplement. As described in the related prospectus supplement, the Governing Document for each series of offered certificates will set forth the permissible activities and restrictions on the activities of the related issuing entity and will govern the servicing and administration of the related trust assets. Each series of offered certificates will represent interests only in, and be payable solely from assets of, the related trust.
However, a series of offered certificates may be issued together with other certificates of the same series, which other certificates will not be offered pursuant to this prospectus.

DESCRIPTION OF THE TRUST ASSETS

     The trust assets backing a series of offered certificates will collectively constitute the related trust fund. Each such trust fund will primarily consist of:

     o    various types of multifamily and/or commercial mortgage loans;

     o    mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

     o    a combination of mortgage loans and mortgage-backed securities of the types described above.

     In addition to the asset classes described above in this "--Description of the Trust Assets"--section, we may include in the trust fund with respect to any series of offered certificates loans secured by equipment or inventory related to the real property collateral securing a mortgage loan in that trust fund, provided that such other asset classes in the aggregate will not exceed 10% by principal balance of the related asset pool.

     We will describe the specific characteristics of the mortgage assets underlying a series of offered certificates in the related prospectus supplement.

     Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

     Neither we nor any of our affiliates will guarantee payment of any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure payment of any of those mortgage assets.

MORTGAGE LOANS

     General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

     o    rental or cooperatively-owned buildings with multiple dwelling units;

                                      -67-

     o    retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

     o    retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

     o    office properties;

     o    hospitality properties, such as hotels, motels and other lodging facilities;

     o    casino properties;

     o    health care-related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

     o    industrial properties;

     o    warehouse facilities, mini-warehouse facilities and self-storage facilities;

     o    restaurants, taverns and other establishments involved in the food and beverage industry;

     o    manufactured housing communities, mobile home parks and recreational vehicle parks;

     o    recreational and resort properties, such as golf courses, marinas, ski resorts and amusement parks;

     o    arenas and stadiums;

     o    churches and other religious facilities;

     o    parking lots and garages;

     o    mixed use properties;

     o    other income-producing properties; and

     o    unimproved land.

     The adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth under "RISK FACTORS--Various Types of Income-Producing
Properties May Secure Mortgage Loans Underlying a Series of Offered Certificates
and Each Type of Income-Producing Property May Present Special Risks as
Collateral for a Loan" is a discussion of some of the various factors that may affect the value and operations of each of the indicated types of multifamily and commercial properties.

     The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

     o    a fee interest or estate, which consists of ownership of the property for an indefinite period,

     o    an estate for years, which consists of ownership of the property for a specified period of years,

                                      -68-

     o    a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

     o    shares in a cooperative corporation which owns the property, or

     o    any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

     Junior Mortgage Loans. If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property.
However, the loan or loans secured by the more senior liens on that property may not be included in the related trust fund. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are generally applied--

     o    first, to the payment of court costs and fees in connection with the foreclosure,

     o    second, to the payment of real estate taxes, and

     o    third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

     Delinquent Mortgage Loans. If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

     o    the period of the delinquency,

     o    any forbearance arrangement then in effect,

     o    the condition of the related real property, and

     o    the ability of the related real property to generate income to service the mortgage debt.

     We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in

                                      -69-

foreclosure. Furthermore, delinquent mortgage loans will not constitute 20% or more, as measured by dollar volume, of the mortgage asset pool for a series of offered certificates as of the relevant measurement date.

     Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

     o    an original term to maturity of not more than approximately 40 years;
          and

     o    scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

     A mortgage loan included in one of our trusts may also include terms that:

     o    provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

     o    provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

     o    provide for no accrual of interest;

     o    provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

     o    be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

     o    permit the negative amortization or deferral of accrued interest;

     o    permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

     o    prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

     Loan Combinations. Certain of the mortgage loans included in one of our trust funds may be part of a loan combination. A loan combination will generally consist of the particular mortgage loan or loans that we will include in the subject trust fund and one or more other mortgage loans that we will not include in the trust fund. Each mortgage loan comprising a particular loan combination is evidenced by a separate promissory note. The aggregate debt represented by the entire loan combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged property or properties. The mortgage loans constituting a particular loan combination are obligations of the same borrower and, in general, are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a loan combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is either effected through a co-lender, intercreditor or similar agreement to which the respective holders of the subject promissory notes are parties and/or may be reflected in the subject promissory notes, a common loan agreement or other common loan document. Such co-lender, intercreditor or similar agreement will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a loan combination. Further, each such co-lender agreement or other intercreditor arrangement may impose restrictions of the transferability of the ownership of any mortgage loan that is part of a loan combination. See "RISK FACTORS--With
Respect to Certain Mortgage

                                      -70-

Loans Included in Our Trusts, the Mortgaged Property or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related
Mortgage Loans That Are Not in the Trust; The Interests of the Holders of Those
Non-Trust Mortgage Loans May Conflict with Your Interests."

     Real Property and Other Collateral. Following a foreclosure, acceptance of a deed in lieu of foreclosure or any enforcement action, trust assets may include real property or other collateral for a defaulted mortgage loan pending the liquidation of that collateral.

     Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

     o    the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

     o    the type or types of property that provide security for repayment of the mortgage loans;

     o    the earliest and latest maturity date for the mortgage loans;

     o    the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

     o    loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

     o    the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

     o    if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

     o    information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

     o    debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

     o    the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

     If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

     o    more general information in the related prospectus supplement, and

     o    specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K following the issuance of those certificates.

                                      -71-

     In addition, with respect to any obligor or group of affiliated obligors with respect to any pool asset or group of pool assets, or property or group of related properties securing any pool asset or group of pool assets, if such pool asset or group of pool assets represents a material concentration within the mortgage asset pool, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties as required under the Securities Act and the Exchange Act.

     Originators. Some or all of the mortgage loans included in one of our trusts may be originated by Merrill Lynch Mortgage Lending, Inc. or by one of
our other affiliates. In addition, there may be other third-party originators of the mortgage loans to be included in one of our trusts. Accordingly, we will acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee, in privately negotiated transactions. See
"THE SPONSOR." We will identify in the related prospectus supplement any originator or group of affiliated originators--apart from any sponsor and/or its affiliates--that will or is expected to originate mortgage loans representing
10% or more of the related mortgage asset pool, by balance.

     Method and Criteria by Which Mortgage Loans are Selected for Inclusion in a
Securitization. There is no formal method or established criteria by which mortgage loans are selected for inclusion in any particular asset securitization. Merrill Lynch Mortgage Lending, Inc. ("MLML"), which is expected to be one of the sponsors, and its affiliates generally originate mortgage loans in accordance with the underwriting criteria described under the heading "THE
SPONSOR." When any such mortgage loan is originated, MLML or one of its affiliates will generally determine whether the subject mortgage loan is to be targeted for securitization. Mortgage loans targeted for securitization are usually securitized as soon as possible after origination. Accordingly, all such mortgage loans held by MLML pending securitization would be expected to be securitized as soon thereafter as possible.

     Notwithstanding the foregoing, we or MLML could decide not to include one or more mortgage loans in a particular securitization transaction for business reasons. For example, MLML or one of its affiliates could hold a mortgage loan out of securitization transactions until the related mortgaged property
"stabilizes" (such as following significant renovations, a lease-up period or a free rent period for a significant portion of the tenants). A mortgage loan may not be included in a securitization transaction because it would have adverse effects on the diversity of the subject asset pool (including by reason of its size, the related property type or the related geographic property location), which in turn could make the related certificates less appealing to investors or adversely affect rating levels. Also, MLML or an affiliate could remove a mortgage loan from the potential asset pool in response to investor feedback.
Likewise, we could request another sponsor or mortgage loan seller that is contributing mortgage loans to one of our securitizations not to include one or more of those mortgage loans for reasons similar to those above or because of material inconsistencies with MLML's underwriting standards.

MORTGAGE-BACKED SECURITIES

     The mortgage-backed securities underlying a series of offered certificates may include:

     o    mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

     o    certificates issued and/or insured or guaranteed by Freddie Mac,
          Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

     In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

     Each mortgage-backed security included in one of our trusts--

                                      -72-

     o    will have been registered under the Securities Act, or

     o    will be exempt from the registration requirements of the Securities
          Act, or will have been held for at least the holding period specified in Rule 144(k) under that Act, or

     o    may otherwise be resold by us publicly without registration under the
          Securities Act.

     We will register the offering of any mortgage-backed security to be included in one of our trusts with the SEC if --

     o    the issuer of the subject mortgage-backed securities has a direct or indirect agreement, arrangement, relationship or understanding with the issuing entity, the depositor, any sponsor or an underwriter, relating to inclusion of those mortgage-backed securities in our trust,

     o    the issuer of the subject mortgage-backed securities or any of its affiliates is an affiliate of the issuing entity, the depositor, any sponsor or an underwriter of a series of offered certificates, or

     o    the depositor would not be free to publicly resell the subject mortgage-backed securities without registration under the Securities
          Act.

     Any registration of underlying securities will be made in compliance with the provisions of Rule 190 under the Securities Act. In connection with any such registration--

     o    the prospectus supplement for the related series of offered certificates will describe the plan of distribution for both that series of offered certificates and the underlying mortgage-backed securities; and

     o    the separate prospectus relating to the offering of the underlying mortgage-backed securities will be delivered simultaneously with the delivery of the prospectus relating to the series of offered certificates described in the prospectus supplement that relates to that series of offered certificates, which prospectus supplement will either state that the prospectus for the offering of the underlying mortgage-backed securities is being delivered along with the prospectus for the

          underlying mortgage-backed securities, or will be combined with the prospectus for the offering of the underlying mortgage-backed securities.

     If the offering of the subject series of offered certificates and the underlying mortgage-backed securities is not made on a firm commitment basis, the issuing entity or the underwriters for the offering of the subject series of offered certificates will be required to distribute a preliminary prospectus for both the subject series of offered certificates and the underlying mortgage-backed securities to any person who is expected to receive a confirmation of sale of the subject series of offered certificates at least 48 hours prior to sending such confirmation.

     We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

     o    the initial and outstanding principal amount(s) and type of the securities;

     o    the original and remaining term(s) to stated maturity of the securities;

     o    the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

                                      -73-

     o    the payment characteristics of the securities;

     o    the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

     o    a description of the related credit support, if any;

     o    the type of mortgage loans underlying the securities;

     o    the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

     o    the terms and conditions for substituting mortgage loans backing the securities; and

     o    the characteristics of any agreements or instruments providing interest rate protection to the securities.

     With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Exchange Act, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

     We will generally acquire the mortgage assets to be included in one of our trusts from Merrill Lynch Mortgage Lending, Inc. or another of our affiliates or from another seller of commercial and multifamily mortgage loans. We will then transfer those mortgage assets to the issuing entity for the related securitization transaction.

     If and to the extent described in the related prospectus supplement, we, a mortgage asset seller or another specified person or entity may make or assign to or for the benefit of one of our trusts various representations and warranties, or may be obligated to deliver to one of our trusts various documents, in either case relating to some or all of the mortgage assets transferred to that trust. A material breach of one of those representations and warranties or a failure to deliver a material document may, under the circumstances described in the related prospectus supplement, give rise to an obligation to repurchase the affected mortgage asset(s) out of the subject trust or to replace the affected mortgage asset(s) with other mortgage asset(s) that satisfy the criteria specified in the related prospectus supplement.

     In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, the subject securitization transaction may include a prefunding feature, in which case we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For a specified period, as set forth in the related prospectus supplement, following the date of initial issuance of that series of certificates, which will constitute the prefunding period, we or our designee will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver or arrange for the delivery of mortgage assets sufficient to make up the entire shortfall within the prefunding period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

                                      -74-

     If the subject securitization transaction involves a prefunding period, then we will indicate in the related prospectus supplement, among other things:

     o    the term or duration of the prefunding period, which period may not extend more than one year beyond the date of initial issuance of the related offered certificates;

     o    the amount of proceeds to be deposited in the prefunding account and the percentage of the mortgage asset pool and any class or series of offered certificates represented by those proceeds, which proceeds may not exceed 50% of the related offering proceeds;

     o    triggers or events that would trigger limits on or terminate the prefunding period and the effects of such triggers;

     o    when and how new pool assets may be acquired during the prefunding period, and any limits on the amount, type or speed with which pool assets may be acquired;

     o    the acquisition or underwriting criteria for additional pool assets to be acquired during the prefunding period, including any differences from the criteria used to select the current asset pool;

     o    which party has the authority to add assets to the asset pool or determine if such pool assets meet the acquisition or underwriting criteria for additional pool assets, and whether or not there will be any independent verification of such person's exercise of authority or determinations;

     o    any requirements to add minimum amounts of pool assets and any effects of not meeting those requirements;

     o    if applicable, the procedures and standards for the temporary investment of funds in a prefunding account pending use (including the disposition of gains and losses on pending funds) and a description of the financial products or instruments eligible for such accounts;

     o    the circumstances under which funds in a prefunding account will be returned to investors or otherwise disposed of; and

     o    a statement of whether, and if so, how investors will be notified of changes to the asset pool.

     If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of certificates in exchange for:

     o    cash that would be applied to pay down the principal balances of certificates of that series; and/or

     o    other mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     For example, if a mortgage loan backing a series of offered certificates defaults, then it may be subject to (a) a purchase option on the part of another lender whose loan is secured by a lien on the same real estate collateral or by a lien on an equity interest in the related borrower and/or (b) a fair value purchase option under the applicable governing document(s) for the subject securitization transaction or another servicing agreement.

                                      -75-

     In addition, if so specified in the related prospectus supplement, but subject to the conditions specified in that prospectus supplement, one or more holders of certificates may exchange those certificates for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates.

     Further, if so specified in the related prospectus supplement, a special servicer or other specified party for one of our trusts may be obligated, under the circumstances described in that prospectus supplement, to sell on behalf of the trust a delinquent or defaulted mortgage asset.

     See also "DESCRIPTION OF THE CERTIFICATES--Termination and Redemption."

CASH, ACCOUNTS AND PERMITTED INVESTMENTS

     The trust assets underlying a series of offered certificates will include cash from various sources, including initial deposits and payments and collections received or advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as applicable.

     The trust assets underlying a series of offered certificates will also include one or more accounts established and maintained on behalf of the holders. All initial deposits, payments and collections received or advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as the case may be, and any other cash held by one of our trusts will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

     Funds on deposit in any account established and maintained on behalf of certificateholders may be invested in Permitted Investments. In the related prospectus supplement, we will provide a summary description of those Permitted
Investments and identify the beneficiary of any interest and other income earned on funds in an account established and maintained on behalf of certificateholders.

CREDIT SUPPORT

     The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related underlying mortgage loans or mortgage-backed securities. The types of credit support that may benefit the holders of a class of offered certificates include:

     o    the subordination of one or more other classes of certificates of the same series;

     o    overcollateralization;

     o    a letter of credit;

     o    a surety bond;

     o    an insurance policy;

     o    a guarantee; and/or

     o    a reserve fund.

                                      -76-

     See "DESCRIPTION OF CREDIT SUPPORT".

     In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates and, if applicable, we will identify the provider of that credit support.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

     The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

     o    interest rate exchange agreements;

     o    interest rate cap agreements;

     o    interest rate floor agreements; or

     o    currency exchange agreements.

     An interest rate exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by a predetermined dollar principal amount (which may decline over time according to an agreed-upon schedule), called the notional principal amount. No principal (notional amount) is exchanged between the parties to the transaction; only interest is exchanged. In its most common form, one party agrees to the pay the other a fixed rate of interest in exchange for a floating rate.

     An interest rate cap agreement is an arrangement whereby two parties (also called counterparties) enter into an agreement that places a ceiling (a "cap strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate cap agreement uses the interest rate cap agreement to limit its maximum payable interest rate in respect of an obligation it has to make payments at a floating rate. If the buyer's floating rate rises above the cap strike, the interest rate cap agreement provides for payments from the seller to the buyer for the difference between the floating rate and the cap strike. If the floating rate remains below the cap strike, no payments are required. The cap buyer is required to pay an up-front fee for the cap agreement.

     An interest rate floor agreement is an arrangement whereby two parties
(also called counterparties) enter into an agreement that places a minimum value
(a "floor strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate floor agreement uses the interest rate floor agreement to limit its minimum receivable interest rate in respect of an entitlement it has to receive payments at a floating rate. The seller of the interest rate floor agreement accepts a minimum on the interest rate it will pay in return for the receipt of a premium payment.
If the floating rate drops below the floor strike, the floor agreement provides for payments from the seller to the buyer for the difference between the floor strike and the floating rate.

     A currency exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (also called counterparties) enter into an agreement to exchange interest and/or principal payments in different currencies on a periodic or one-time basis.

     In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in

                                      -77-

interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                                   THE SPONSOR

GENERAL CHARACTER OF THE SPONSOR AND ITS BUSINESS

     Unless otherwise specified in the related prospectus supplement, Merrill
Lynch Mortgage Lending, Inc. ("MLML") will act as the sole sponsor or a co-sponsor for each securitization transaction involving the issuance of a series of offered certificates. Any other entity which acts as a sponsor or as a co-sponsor with MLML will be described in the related prospectus supplement.

     MLML is a Delaware corporation formerly known as ML Health Care Servicing,
Inc., and is a wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. MLML makes, and purchases from lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage-backed securitization
("CMBS") transactions. MLML and its affiliates also purchase prime, subprime, nonperforming and subperforming residential mortgage loans from originators of these loans and aggregates these loans for sale in asset-backed securitization transactions.

     MLML is licensed as a Title II Nonsupervised Mortgagee approved by the
United States Department of Housing and Urban Development to originate and service mortgage loans. MLML acts as servicer of record for a small number of
FHA-insured loans that are serviced by a sub-servicer. MLML does not service the commercial and multifamily loans that it originates or acquires for securitization in CMBS transactions.

     MLML also engages in the origination, and/or buying and selling, of mortgages and other interests in mortgage loans for investment purposes.
Further, MLML enters into resale and repurchase agreements to finance trading inventory positions.

THE SPONSOR'S SECURITIZATION PROGRAM

     MLML and its affiliates, directly or through correspondents, originate multifamily and commercial mortgage loans throughout the United States and abroad. MLML and its affiliates have been engaged in the origination of multifamily and commercial mortgage loans for securitization since 1994. The multifamily and commercial mortgage loans originated and securitized by MLML and its affiliates include both fixed-rate loans and floating-rate loans and both conduit balance loans--which are average-sized by industry standards-- and large balance loans. Most of the multifamily and commercial mortgage loans included in commercial mortgage securitizations sponsored by MLML and its affiliates have been originated, directly or through correspondents, by MLML or an affiliate.

     In addition, in the normal course of its securitization program, MLML and its affiliates, may also acquire multifamily and commercial mortgage loans from various third party originators. These mortgage loans may have been originated using underwriting guidelines not established by MLML or any of its affiliates.
The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

     MLML and its affiliates may also originate multifamily and commercial mortgage loans in conjunction with third-party correspondents and, in those cases, the third-party correspondents would perform the underwriting based on various criteria established or reviewed by MLML, and MLML or an affiliate would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

     In connection with its commercial mortgage securitization transactions,
MLML or an affiliate generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity

                                      -78-

for the related securitization. In return for the transfer of the subject mortgage assets by the depositor to the issuing entity, the issuing entity issues commercial mortgage pass-through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

     MLML and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. MLML will generally act as sponsor, originator and mortgage loan seller in its commercial mortgage securitization transactions. With respect to certain of its commercial mortgage securitization transactions, there may be a co-sponsor and/or other mortgage loan sellers and originators. We will identify any co-sponsor in the related prospectus supplement. Neither MLML nor any of its affiliates acts as servicer of the multifamily and commercial mortgage loans in its commercial mortgage securitizations. Instead, MLML and/or the related depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund for a series of offered certificates.

     In connection with MLML or an affiliate contributing mortgage loans to a commercial mortgage securitization transaction, MLML or that affiliate may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

     o    deliver various specified loan documents;

     o    file and/or record various specified loan documents and assignments of those documents; and

     o    make various loan-specific representations and warranties.

     If it is later determined that any mortgage asset contributed by MLML or an affiliate fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then MLML or such affiliate will generally have an obligation to cure the subject defect, omission or breach or to repurchase or replace the subject mortgage asset.

UNDERWRITING STANDARDS

     General. Set forth below is a discussion of certain general underwriting guidelines of MLML with respect to multifamily and commercial mortgage loans originated by MLML. The underwriting guidelines described below may not--and generally will not--apply to multifamily and commercial mortgage loans acquired by MLML from third party originators.

     Notwithstanding the discussion below, given the unique nature of income-producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--Underwriting Standards"
section.

     Loan Analysis. MLML performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third-party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single-purpose entities, although exceptions may be made from time to time on a case-by-case

                                      -79-

basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, rent rolls and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances,
MLML's underwriting staff and/or legal counsel will review leases of significant tenants. MLML may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. MLML generally requires third-party appraisals, as well as environmental reports, building condition reports and, if applicable, seismic reports. Each report is reviewed for acceptability by a MLML staff member or a third-party reviewer. The results of these reviews are incorporated into the underwriting report.

     Loan Approval. Prior to commitment, all multifamily and commercial mortgage loans to be originated by MLML must be approved by one or more --depending on loan size--specified officers of MLML. The officer or officers responsible for loan approval may approve a mortgage loan as recommended, request additional due diligence, modify the loan terms or decline a loan transaction.

     Debt Service Coverage Ratio. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make payments on the loan. Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, MLML will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income, net of operating expenses, capital expenditures and other amounts required to be reserved for various purposes, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

     o    the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral.

However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

     For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, MLML may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

     o    the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

     o    the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

                                      -80-

     o    the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

     o    the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

     o    assumptions regarding the probability of renewal of particular leases and/or the re-leasing of certain space at the subject real property collateral and the anticipated effect on capital and re-leasing expenditures; and

     o    various additional lease-up assumptions and other assumptions regarding the payment of rent not currently being paid.

     There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

     Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or greater than 1.20:1 (subject to the discussion under "--Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20:1 based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

     We expect to provide in the related prospectus supplement debt service coverage ratios for each mortgage loan backing a series of offered certificates and a more detailed discussion of the calculation of net cash flow used in determining those debt service coverage ratios.

     Loan-to-Value Ratio. MLML also looks at the loan-to-value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

     o    the estimated value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     Generally, the loan-to-value ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or less than 80% (subject to the discussion under "--Additional Debt" below);
however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a loan-to-value ratio above 80% based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

                                      -81-

     We expect to provide in the related prospectus supplement loan-to-value ratios for each mortgage loan backing a series of offered certificates and the property valuation used in determining those loan-to-value ratios.

     Additional Debt. When underwriting a multifamily or commercial mortgage loan, MLML will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that MLML or an affiliate will be the lender on that additional debt.

     The debt service coverage ratios described above under "--Debt Service
Coverage Ratio" and the loan-to-value ratios described above under
"--Loan-to-Value Ratio" may be below 1.20:1 and above 80%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

     Assessments of Property Condition. As part of the underwriting process,
MLML will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis,
MLML may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

     Appraisals. MLML will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute, a membership association of professional real estate appraisers. In addition, MLML will generally require that those appraisals be conducted in accordance with the Uniform Standards of Professional Appraisal
Practices developed by The Appraisal Foundation, a not-for-profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the Financial Institutions
Reform, Recovery and Enforcement Act of 1989 were followed in preparing the appraisal. In some cases, however, MLML may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     Environmental Assessment. MLML may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant,
MLML may utilize an update of a prior environmental assessment, a transaction screen or a desktop review. Alternatively, MLML might forego an environmental assessment in limited circumstances, such as when it has obtained the benefits of an environmental insurance policy or an environmental guarantee. Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when MLML or the environmental consultant believes that such an analysis is warranted under the circumstances.

     Depending on the findings of the initial environmental assessment, MLML may require additional record searches or environmental testing, such as a Phase II environmental assessment with respect to the subject real property collateral.

     Engineering Assessment. In connection with the origination process, MLML may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, MLML will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

     Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
MLML may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is in excess of 20% of

                                      -82-

the estimated replacement cost for the improvements at the property, MLML may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that because the seismic assessments may not necessarily have used the same assumptions in assessing probable maximum loss, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

     Zoning and Building Code Compliance. In connection with the origination of a multifamily or commercial mortgage loan, MLML will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents;
temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; and/or representations by the related borrower.

     Where a property as currently operated is a permitted nonconforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, MLML will analyze whether--

     o    any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

     o    casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by MLML to be sufficient to pay off the related mortgage loan in full;

     o    the real property collateral, if permitted to be repaired or restored in conformity with current law, would in MLML's judgment constitute adequate security for the related mortgage loan; and/or

     o    to require the related borrower to obtain law and ordinance insurance.

     Escrow Requirements. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, MLML may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. MLML conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by MLML. Furthermore, MLML may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

     Notwithstanding the foregoing discussion under this "--Underwriting
Guidelines" section, we may purchase mortgage loans for inclusion in a trust fund which vary from, or do not comply with, MLML's underwriting guidelines. In addition, in some cases, MLML's and/or its affiliates may not have strictly applied these underwriting guidelines as the result of a case-by-case permitted exception based upon other compensating factors.

                                  THE DEPOSITOR

     We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We are a corporation organized under the laws of the State of Delaware. We were initially incorporated on June 13, 1986. We are a wholly owned, direct subsidiary of
Merrill Lynch Mortgage

                                      -83-

Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch &
Co., Inc. Our principal executive offices are located at 4 World Financial
Center, 10th Floor 250 Vesey Street, New York, New York 10080. Our telephone number is 212-449-1000. There can be no assurance that at any particular time we will have any significant assets. We do not file with the SEC annual reports on
Form 10-K or any other reports with respect to ourselves or our financial condition pursuant to Section 13(a) or 15(d) of the Exchange Act.

     We were organized, among other things, for the purposes of:

     o    issuing and selling one or more series of bonds secured primarily by mortgage collateral and manufactured housing conditional sales contracts and loan agreements, investing in certain mortgage collateral and manufactured housing conditional sales contracts and loan agreements to be purchased with the proceeds of bonds secured thereby and taking certain other actions with respect thereto;

     o    selling interests in mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, evidencing those interests with pass-through certificates, using the proceeds of the sale of the pass-through certificates to acquire the mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral or manufactured housing conditional sales contracts and loan agreements acquired and sold and taking certain other actions with respect thereto;

     o    acting as settlor or depositor of trusts formed to issue, sell and deliver series of bonds secured by a pledge or assignment of mortgage obligations, pass-through certificates in mortgage loans or other mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing in or selling beneficial interests in the same, acquiring, owning, holding and pledging or selling interests in residential mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing cash balances on an interim basis in certain short term investments; and

     o    doing all such things as are reasonable or necessary to enable us to carry out any of the above, including entering into loan agreements, servicing agreements and reimbursements agreements and selling certificates of interest in any trust for which we serve as depositor.

     Since our incorporation in 1986, we have been engaged in the securitization of commercial and multifamily mortgage loans and in acting as depositor of one or more trusts formed to issue commercial mortgage pass-through certificates that are secured by or represent interests in, pools of mortgage loans.

     We will generally acquire the mortgage assets that are to back each series of offered certificates from the sponsor(s) for the subject securitization transaction or, if specified in the prospectus supplement, from one or more other mortgage asset sellers, in each case in privately negotiated transactions.
We will thereupon transfer those mortgage assets to the related trust.

     After the issuance of a series of offered certificates, we may be required, to the extent specified in the related Governing Document, to perform certain actions on a continual basis, including but not limited to:

     o    to remove the trustee upon the occurrence of certain specified events, including certain events of bankruptcy or insolvency, failure to deliver certain required reports or imposition of a tax upon the trust fund, and thereupon appoint a successor trustee;

     o    to appoint a successor trustee in the event that the trustee resigns, is removed or becomes ineligible to continue serving in such capacity under the related Governing Document;

                                      -84-

     o    to provide the trustee, the master servicer and the special servicer with any reports, certifications and information--other than with respect to the mortgage loans--that they may reasonably require to comply with the terms of the related Governing Document; and

     o    to provide to the related tax administrator in respect of the related trust such information as it may reasonably require to perform its reporting and other tax compliance obligations under the related
          Governing Document.

     Generally, it is expected that the functions and/or duties set out under this "The Depositor" section will be performed by our agents or affiliates.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on your offered certificates will depend on--

     o    the price you paid for your offered certificates,

     o    the pass-through rate on your offered certificates, and

     o    the amount and timing of payments on your offered certificates.

     The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

     A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

     There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

                                      -85-

     o    the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

     o    the dates on which any balloon payments are due; and

     o    the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

     Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

     The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

     o    whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

     o    when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

     If you purchase your offered certificates at a discount, then you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, then you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

     If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, then you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

     If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

     o    be based on the principal balances of some or all of the mortgage assets in the related trust, or

     o    equal the total principal balance, or a designated portion of the total principal balance, of one or more of the other classes of certificates of the same series.

Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

     o    payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, and/or

     o    payments are made in reduction of the total principal balance of the class or classes of certificates, or the designated portion of that total principal balance, referred to in the second bullet point of the prior sentence.

                                      -86-

     The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

     o    the availability of mortgage credit;

     o    the relative economic vitality of the area in which the related real properties are located;

     o    the quality of management of the related real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     In general, those factors that increase--

     o    the attractiveness of selling or refinancing a commercial or multifamily property, or

     o    the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

     The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

     o    prepayment lock-out periods, and

     o    requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

     o    to convert to a fixed rate loan and thereby lock in that rate, or

     o    to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

     o    realize its equity in the property,

                                      -87-

     o    meet cash flow needs or

     o    make other investments.

     Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to--

     o    the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

     o    the relative importance of those factors,

     o    the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

     o    the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

     The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

     o    scheduled amortization, or

     o    prepayments, including--

          1.   voluntary prepayments by borrowers, and

          2.   involuntary prepayments resulting from liquidations, casualties or condemnations and purchases of mortgage loans out of the related trust.

     In the prospectus supplement for a series of offered certificates, we will specify the projected weighted average life of each class of those offered certificates with principal balances, based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those weighted average lives and assumptions are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

PREPAYMENT MODELS

     Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model.
CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2%
per annum of the then outstanding principal

                                      -88-

balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month.
Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

     o    to refinance the loan, or

     o    to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

     o    the bankruptcy of the borrower, or

     o    adverse economic conditions in the market where the related real property is located.

     In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

     Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

     o    limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

     o    provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

     o    provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

     Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates.
We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

                                      -89-

     The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant. This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series.
Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

     The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

     During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

     Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

     o    the number of foreclosures with respect to the underlying mortgage loans; and

     o    the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

     Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

     Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

     The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

     o    a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

     o    the establishment of a priority of payments among classes of certificates.

     If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

                                      -90-

     Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

     The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing
Document for a series of offered certificates will include us, a trustee, one or more master servicers and one or more special servicers. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for the subject series of offered certificates.

     If we so specify in the related prospectus supplement, the originator of the mortgage assets or a party from whom we acquire mortgage assets or one of their respective affiliates may perform the functions of master servicer, special servicer, primary servicer, sub-servicer or manager for the trust to which we transfer those assets. The same person or entity may act as both master servicer and special servicer for one of our trusts.

     Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued thereunder. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the
Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing
Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the
Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "The Depositor."

                                      -91-

ASSIGNMENT OF MORTGAGE ASSETS

     At the time of initial issuance of any series of offered certificates, we will acquire and assign, or cause to be directly assigned, to the designated trustee those mortgage loans or mortgage-backed securities and any other assets to be included in the related trust fund. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related underlying mortgage loans or mortgage-backed securities in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required.
Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

     Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

     o    in the case of a mortgage loan--

          1.   the address of the related real property,

          2.   the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap
               information,

          3.   the remaining term to maturity,

          4.   if the mortgage loan is a balloon loan, the remaining
               amortization term, and

          5.   the outstanding principal balance; and

     o    in the case of a mortgage-backed security--

          1.   the outstanding principal balance, and

          2.   the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

     If and to the extent set forth in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

     o    the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the
          Governing Document for that series;

     o    the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset; and

     o    in the case of a mortgage loan--

          1.   the enforceability of the related mortgage note and mortgage,

          2.   the existence of title insurance insuring the lien priority of the related mortgage, and

                                      -92-

          3.   the payment status of the mortgage loan.

     We will identify the warranting party, and give a more detailed summary of the representations and warranties made thereby, in the related prospectus supplement. In most cases, the warranting party will be a prior holder of the particular mortgage assets. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a material breach of any of those representations and warranties.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

     The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

     In general, the related master servicer and special servicer, directly or through primary servicers or sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related
Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan.

     The master servicer and/or the special servicer for one or our trusts, directly or through primary servicers or sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

     o    maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

     o    ensuring that the related properties are properly insured;

     o    attempting to collect delinquent payments;

     o    supervising foreclosures;

     o    negotiating modifications;

     o    responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

     o    protecting the interests of certificateholders with respect to senior lienholders;

     o    conducting inspections of the related real properties on a periodic or other basis;

     o    collecting and evaluating financial statements for the related real properties;

                                      -93-

     o    managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

     o    maintaining servicing records relating to mortgage loans in the trust.

     We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

     o    mortgage loans that are delinquent with respect to a specified number of scheduled payments;

     o    mortgage loans as to which there is a material non-monetary default;

     o    mortgage loans as to which the related borrower has--

          1.   entered into or consented to bankruptcy, appointment of a
               receiver or conservator or similar insolvency proceeding, or

          2.   become the subject of a decree or order for such a proceeding which has remained in force undischarged or unstayed for a specified number of days; and

     o    real properties acquired as part of the trust with respect to defaulted mortgage loans.

     The related Governing Document may also provide that if, in the judgment of the related master servicer or other specified party, a payment default or a material non-monetary default is reasonably foreseeable, the related master servicer may elect or be required to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

     A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time period within which a special servicer can--

     o    make the initial determination of appropriate action,

     o    evaluate the success of corrective action,

     o    develop additional initiatives,

     o    institute foreclosure proceedings and actually foreclose, or

                                      -94-

     o    accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy Laws."

     A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

     o    performing property inspections and collecting, and

     o    evaluating financial statements.

     A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

     o    continuing to receive payments on the mortgage loan,

     o    making calculations with respect to the mortgage loan, and

     o    making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

     The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

     If and to the extent set forth in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "Description of Credit Support" in this prospectus.

SERVICING MORTGAGE LOANS THAT ARE PART OF A LOAN COMBINATION

     Certain of the mortgage loans that are included in our trusts will be part of a loan combination as described under "The Trust Fund--Mortgage Loans--Loan
Combinations." With respect to certain of those mortgage loans, the entire loan combination may be serviced under the applicable Governing Document for our trust, in which case the servicers under the Governing Document will have to service the loan combination with regard to and considering the interests of the holders of the non-trust mortgage loans included in the related loan combination. With respect to other mortgage loans in our trusts that are part of a loan combination, the entire loan combination may be serviced under a servicing agreement for the securitization of a related non-trust loan in that loan combination, in which case our servicers and the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans. In any event, the related non-trust mortgage loan noteholders may be permitted to exercise certain rights and direct certain servicing actions with respect to the entire loan combination, including the mortgage loan in our trust. See "RISK FACTORS--With Respect to Certain Mortgage
Loans Included in Our Trusts, the Mortgaged Property or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related
Mortgage Loans That Are Not in the Trust; The Interests of the Holders of Those
Non-Trust Mortgage Loans May Conflict with Your Interests."

                                      -95-

PRIMARY SERVICERS AND SUB-SERVICERS

     A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers, primary servicers and sub-servicers. In addition, an originator or a seller of a mortgage loan may act as primary servicer or sub-servicer with respect to that mortgage loan after it is included in one of our trusts. A primary servicer or sub-servicer with respect to a particular mortgage loan will often have direct contact with the related borrower and may effectively perform all of the related primary servicing functions (other than special servicing functions), with related collections and reports being forwarded by that primary servicer or sub-servicer to the master servicer for aggregation of such items with the remaining mortgage pool. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated for performance of the delegated duties under the related Governing Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document.

     Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the related trust, through the master servicer or special servicer, as the case may be, that retained it, for expenditures that it makes, generally to the same extent that such master servicer or special servicer, as the case may be, would be reimbursed under the related Governing Document.

     We will identify in the related prospectus supplement any primary servicer or sub-servicer that, at the time of initial issuance of the subject offered certificates, is affiliated with us or with the issuing entity or any sponsor for the subject securitization transaction or is expected to be a servicer of mortgage loans representing 10% or more of the related mortgage asset pool, by balance.

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

     Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

     o    that mortgage-backed security will be registered in the name of the related trustee or its designee;

     o    the related trustee will receive payments on that mortgage-backed security; and

     o    subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

ADVANCES

     If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

     o    delinquent payments of principal and/or interest, other than balloon payments,

     o    property protection expenses,

                                      -96-

     o    other servicing expenses, or

     o    any other items specified in the related prospectus supplement.

     If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

     o    subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

     o    any other specific sources identified in the related prospectus supplement.

     If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

     o    periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

     o    at any other times and from any sources as we may describe in the related prospectus supplement.

     If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

     Unless we specify otherwise in the related prospectus supplement, the master servicer, special servicer or manager for any of our trusts may each resign from its obligations in that capacity, upon--

     o    the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

     o    a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

     In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be. In some cases, the appointment of a successor master servicer may require our consent, but if we have not responded to a request for consent to a successor within the requisite time period, that consent may be deemed to have been given. If the duties of the master servicer or the special servicer are transferred to a successor thereto, the master servicing fee and the special servicing fee and, except as otherwise described in the related prospectus supplement, any workout fee and/or any liquidation fee, as applicable, that accrues or otherwise becomes payable under the Governing Document from and after the date of such transfer will be payable to such successor. The

                                      -97-

Governing Document will require the resigning master servicer or special servicer to pay all costs and expenses in connection with its resignation and the resulting transfer of servicing.

     With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related
Governing Document.

     In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other parties to the related Governing Document will be protected, however, against any liability that would otherwise be imposed by reason of--

     o    willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the related Governing Document for any series of offered certificates, or

     o    reckless disregard of those obligations and duties.

     Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any such loss, liability or expense:

     o    specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

     o    incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

     o    incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

     Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

     o    the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

     o    either--

          1.   that party is specifically required to bear the expense of the action, or

          2.   the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be
               reimbursed under the Governing Document for the affected series of offered certificates.

     However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that

                                      -98-

Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

     With limited exception, any person or entity--

     o    into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

     o    resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party, or

     o    succeeding to all or substantially all of our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

     The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

     We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity. In general, the Governing Document for each series of offered certificates will provide that if the defaulting party is terminated as a result of any such event of default, and if a non-defaulting party to that Governing
Document incurs any costs or expenses in connection with the termination of the defaulting party and the transfer of the defaulting party's duties under that
Governing Document, then those costs and expenses of such non-defaulting party must be borne by the defaulting party, and if not paid by the defaulting party within a specified period after its termination, such non-defaulting party will be entitled to indemnification for those costs and expenses from the related trust fund, although the defaulting party will not thereby be relieved of its liability for those costs and expenses.

AMENDMENT

     The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

     1.   to cure any ambiguity;

     2.   to correct, modify or supplement any provision in the Governing
          Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related prospectus supplement;

     3.   to add any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

     4.   to the extent applicable, to relax or eliminate any requirement under the Governing Document imposed by the provisions of the Internal
          Revenue Code relating to REMICs or grantor trusts if

                                      -99-

          the provisions of the Internal Revenue Code are amended or clarified so as to allow for the relaxation or elimination of that requirement;

     5.   to relax or eliminate any requirement under the Governing Document imposed by the Securities Act, or the rules under that Act if that Act or those rules are amended or clarified so as to allow for the relaxation or elimination of that requirement;

     6.   to comply with any requirements imposed by the Internal Revenue Code or any final, temporary or, in some cases, proposed regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws, or to avoid a prohibited transaction or reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC or grantor trust created under the Governing Document;

     7.   to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC;

     8.   to further clarify or amend any provision of the Governing Document to reflect the new agreement between the parties regarding SEC reporting and filing obligations and related matters; or

     9.   to otherwise modify or delete existing provisions of the Governing
          Document.

     However, no amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above, may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, then no such amendment may significantly change the activities of the related trust.

     In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66
2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to the certificateholders of that series.
However, the Governing Document for a series of offered certificates may not be amended to--

     o    reduce in any manner the amount of, or delay the timing of, payments received on the related underlying mortgage loans or mortgage-backed securities that are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate; or

     o    adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

     o    modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    modify the specified percentage of voting rights which is required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, significantly change the activities of the related trust without the consent of the holders of offered

                                      -100-

          and non-offered certificates of that series representing, in total, not less than a majority of the voting rights for that series, without regard to any of those certificates held by us or any of our affiliates or agents.

Notwithstanding the foregoing, the Governing Document for any series of offered certificates may provide that we need not be a party to any amendment to that
Governing Document, but rather may provide that any such amendment may not adversely affect our rights and/or interests without our consent.

LIST OF CERTIFICATEHOLDERS

     Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

THE TRUSTEE

     The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee for each series of offered certificates will not--

     o    make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document, or

     o    be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

     If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

     As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

     The trustee for each series of offered certificates and each of its directors, officers, employees, affiliates, agents and "control persons" within the meaning of the Securities Act will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing Document.
However, the indemnification of a trustee or any of its directors, officers, employees, affiliates, agents and "control persons" will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad

                                      -101-

faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

     No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

     No trustee for any series of offered certificates will be under any obligation to exercise any of the trusts or powers vested in it by the related
Governing Document or to institute, conduct or defend any litigation under or in relation to that Governing Document at the request, order or direction of any of the certificateholders of that series, unless those certificateholders have offered the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred as a result.

     No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

     The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

     The protections, immunities and indemnities afforded to the trustee for one of our trusts will also be available to it in its capacity as authenticating agent, certificate registrar, tax administrator and custodian for that trust.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee for any series of offered certificates may resign at any time by giving written notice thereof to us, the master servicer, the special servicer and all certificateholders. Upon receiving such notice, we will be obligated to appoint a successor to a resigning trustee. If no successor trustee has been appointed and has accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     In general, if--

     o    at any time the trustee ceases to be eligible in accordance with the provisions of the Governing Document and fails to resign after we make a written request for the trustee to resign, or

     o    if at any time the trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of
          rehabilitation, conservation or liquidation, or

     o    if the trustee fails (other than by reason of the failure of either the master servicer or the special servicer to timely perform its obligations or as a result of other circumstances beyond the trustee's reasonable control) to timely deliver or otherwise make available in accordance with the Governing Document certain reports or statements required under the Governing Document and such failure continues unremedied for a period set forth in the Governing Document after receipt of written notice by the trustee of such failure, or

                                      -102-

     o    if a tax is imposed or threatened with respect to the trust fund by any state in which the trustee is located or in which it holds any portion of the trust fund,

then we may remove the trustee and appoint a successor trustee acceptable to us and the master servicer by written instrument, in duplicate, which instrument must be delivered to the trustee so removed and to the successor trustee.

     In addition, unless we indicate otherwise in the related prospectus supplement, the holders of the offered and non-offered certificates of a subject series of certificates evidencing not less than 51%--or any other percentage specified in the related prospectus supplement--of the voting rights for that series may at any time remove the trustee and appoint a successor trustee by written instrument(s), signed by such holders or their attorneys-in-fact, delivered to the master servicer, the trustee so removed and the successor trustee so appointed.

     In the event that the trustee is terminated or removed, all of its rights and obligations under the Governing Document and in and to the trust assets will be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal, including the right to receive all fees, expenses, advances, interest on advances and other amounts accrued or owing to it under the Governing Document with respect to periods prior to the date of such termination or removal, and no termination without cause will be effective until the payment of those amounts to the trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee. The Governing Document will generally provide that the predecessor trustee is required to deliver to the successor trustee--at the expense of the certificateholders that effected the removal if the trustee has been removed without cause, otherwise, if the trustee has been removed with cause or not at the request of certificateholders, or if such expenses are not paid by such certificateholders within a specified period, at the expense of the trust--all documents related to the mortgage assets held by it or its agent and statements held by it under the Governing
Document.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interests in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

     A series of certificates consists of all those certificates that--

     o    have the same series designation;

     o    were issued under the same Governing Document; and

     o    represent beneficial ownership interests in the same trust.

     A class of certificates consists of all those certificates of a particular series that--

     o    have the same class designation; and

     o    have the same payment terms.

                                      -103-

     The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

     o    a stated principal amount, which will be represented by its principal balance, if any;

     o    interest on a principal balance or notional amount, at a fixed, floating, adjustable or variable pass-through rate, which pass-through rate may change as of a specified date or upon the occurrence of specified events or for any other reason from one accrual or payment period to another, as described in the related prospectus supplement;

     o    specified, fixed or variable portions of the interest, principal or other amounts received on the related underlying mortgage loans or mortgage-backed securities;

     o    payments of principal, with disproportionate, nominal or no payments of interest;

     o    payments of interest, with disproportionate, nominal or no payments of principal;

     o    payments of interest on a deferred or partially deferred basis, which deferred interest may be added to the principal balance, if any, of the subject class of offered certificates or which deferred interest may or may not accrue interest, all as set forth in the related prospectus supplement;

     o    payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal outstanding on one or more other classes of certificates of the same series;

     o    payments of interest or principal that are, in whole or in part, calculated based on or payable specifically or primarily from payments or other collections on particular related underlying mortgage loans or mortgage-backed securities;

     o    payments of principal to be made, from time to time or for designated periods, at a rate that is--

          1.   faster and, in some cases, substantially faster, or

          2.   slower and, in some cases, substantially slower, than the rate at which payments or other collections of principal are received on the related underlying mortgage loans or mortgage-backed
               securities;

     o    payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology;

     o    payments of principal that may be accelerated or slowed in response to a change in the rate of principal payments on the related underlying mortgage loans or mortgage-backed securities in order to protect the subject class of offered certificates or, alternatively, to protect one or more other classes of certificates of the same series from prepayment and/or extension risk;

     o    payments of principal out of amounts other than payments or other collections of principal on the related underlying mortgage loans or mortgage-backed securities such as excess spread on the related underlying mortgage loans or mortgage-backed securities or amounts otherwise payable as interest with respect to another class of certificates of the same series, which other class of certificates provides for the deferral of interest payments thereon;

                                      -104-

     o    payments of residual amounts remaining after required payments have been made with respect to other classes of certificates of the same series; or

     o    payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related underlying mortgage loans or mortgage-backed securities.

     Any class of offered certificates may be senior or subordinate to or pari passu with one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

     A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, floating, adjustable or variable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, floating, adjustable or variable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, floating, adjustable or variable rate and on another portion of its total principal balance or notional amount at a different fixed, floating, adjustable or variable rate. Furthermore, a class of offered certificates may be senior to another class of certificates of the same series in some respects, such as receiving payments out of payments and other collections on particular related underlying mortgage loans or mortgage-backed securities, but subordinate in other respects, such as receiving payments out of the payments and other collections on different related underlying mortgage loans or mortgage-backed securities.

     Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

     General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. Payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities will be the primary source of funds payable on a series of offered certificates. In the prospectus supplement for each series of offered certificates, we will identify:

     o    the frequency of distributions and the periodic distribution date for that series,

     o    the relevant collection period for payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities that are payable on that series on any particular distribution date; and

     o    the record date as of which certificateholders entitled to payments on any particular distribution date will be established.

                                      -105-

     All payments with respect to a class of offered certificates on any distribution date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates.
Payments on an offered certificate will be made to the holder entitled thereto either--

     o    by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date, or in most cases, a specified number of days, generally no more than five, prior to that date, and has satisfied any other conditions specified in the related prospectus supplement, or

     o    by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

     In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

     In connection with the offering and issuance of each series of offered certificates, we will include the following information in the related prospectus supplement:

     o    the flow of funds for the transaction, including the payment allocations, rights and distribution priorities among all classes of the subject offered certificates, and within each class of those offered certificates, with respect to cash flows;

     o    any specified changes to the transaction structure that would be triggered upon a default or event of default on the related trust assets, such as a change in distribution priority among classes;

     o    any credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, that are designed to enhance credit, facilitate the timely payment of monies due on the mortgage assets or owing to certificateholders, adjust the rate of return on those offered certificates, or preserve monies that will or might be distributed to certificateholders;

     o    how cash held pending distribution or other uses is held and invested, the length of time cash will be held pending distributions to certificateholders, the identity of the party or parties with access to cash balances and the authority to invest cash balances, the identity of the party or parties making decisions regarding the deposit, transfer or disbursement of mortgage asset cash flows and whether there will be any independent verification of the transaction accounts or account activity; and

     o    an itemized list (in tabular format) of fees and expenses to be paid or payable out of the cash flows from the related underlying mortgage loans or mortgage-backed securities.

     In the flow of funds discussion in any prospectus supplement, we will provide information regarding any directing of cash flows from the trust assets
- such as to reserve accounts, cash collateral accounts or expenses - and the purpose and operation of those requirements.

     Payments of Interest. In the case of a class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.
However, in some cases, the interest payable with respect to a class of interest-bearing offered certificates will equal a specified percentage or other specified portion, calculated as described in the related prospectus supplement, of the interest accrued or

                                      -106-

payable, as applicable, on some or all of the related underlying mortgage loans or mortgage-backed securities or on a particular related underlying mortgage loan or mortgage-backed security.

     The pass-through rate for a class of interest-bearing offered certificates may be fixed, floating, adjustable or variable. For example, the pass-through rate for a class of interest-bearing offered certificates may be:

     o    a specified fixed rate;

     o    a rate based on the interest rate for a particular related mortgage asset;

     o    a rate based on a weighted average of the interest rates for some or all of the related underlying mortgage loans or mortgage-backed securities, except that for purposes of calculating that weighted average rate any or all of the underlying rates may first be subject to a cap or floor or be increased or decreased by a specified spread or percentage or a spread or percentage calculated based on a specified formula, with any such underlying rate adjustments permitted to vary from mortgage asset to mortgage asset or, in the case of any particular mortgage asset, from one accrual or payment period to another;

     o    a rate that resets periodically based upon, and that varies either directly or indirectly with, the value from time to time of a designated objective index, such as the London interbank offered rate, a particular prime lending rate, a particular Treasury rate, the average cost of funds of one or more financial institutions or another similar index rate, as determined from time to time as set forth in the related prospectus supplement;

     o    a rate that is equal to the product of (a) a rate described in any of the foregoing bullets in this sentence, multiplied by (b) a specified percentage or a percentage calculated based on a specified formula, which specified percentage or specified formula may vary from one accrual or payment period to another;

     o    a rate that is equal to (a) a rate described in any of the foregoing bullets in this sentence, increased or decreased by (b) a specified spread or a spread calculated based on a specified formula, which specified spread or specified formula may vary from one accrual or payment period to another;

     o    a floating, adjustable or otherwise variable rate that is described in any of the foregoing bullets in this sentence, except that it is limited by (a) a cap or ceiling that establishes either a maximum rate or a maximum number of basis points by which the rate may increase from one accrual or payment period to another or over the life of the subject offered certificates or (b) a floor that establishes either a minimum rate or a maximum number of basis points by which the rate may decrease from one accrual or payment period to another or over the life of the subject offered certificates;

     o    a rate that is described in any of the foregoing bullets in this sentence, except that it is subject to a limit on the amount of interest to be paid on the subject offered certificates in any accrual or payment period that is based on the total amount available for distribution;

     o    the highest, lowest or average of any two or more of the rates described in the foregoing bullets in this sentence, or the differential between any two of the rates described in the foregoing bullets in this sentence; or

     o    a rate that is based on (a) one fixed rate during one or more accrual or payment periods and a different fixed rate or rates, or any other rate or rates described in any of the foregoing bullets in this sentence, during other accrual or payment periods or (b) a floating, adjustable or otherwise

                                      -107-

          variable rate described in any of the foregoing bullets in this sentence, during one or more accrual or payment periods and a fixed rate or rates, or a different floating, adjustable or otherwise variable rate or rates described in any of the foregoing bullets in this sentence during other accrual or payment periods.

     We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a floating, adjustable or variable pass-through rate, the method for determining that pass-through rate and how frequently it will be determined. If the rate to be paid with respect to any class of offered certificates can be a combination of two or more rates, we will provide information in the related prospectus supplement regarding each of those rates and when it applies.

     Interest may accrue with respect to any offered certificate on the basis of:

     o    a 360-day year consisting of 12 30-day months,

     o    the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

     o    the actual number of days elapsed during each relevant period in a normal calendar year, or

     o    any other method identified in the related prospectus supplement.

     We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

     Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each distribution date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

     If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

     o    based on the principal balances of some or all of the related underlying mortgage loans or mortgage-backed securities; or

     o    equal to the total principal balances of one or more other classes of certificates of the same series.

     Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

     We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related underlying mortgage loans or mortgage-backed securities.

     Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that

                                      -108-

certificate will be entitled to receive as principal out of the future cash flow on the related underlying mortgage loans or mortgage-backed securities and the other related trust assets (which will be of the type described under "THE TRUST
FUND").

     The total outstanding principal balance of any class of offered certificates will be reduced by--

     o    payments of principal actually made to the holders of that class, and

     o    if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related underlying mortgage loans or mortgage-backed securities that are allocated to or are required to be borne by that class.

     A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

     We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

     We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement. Unless we so state in the related prospectus supplement, the initial total principal balance of a series of certificates will not be greater than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities transferred by us to the related trust. We will specify in the related prospectus supplement, if applicable the extent, expressed as a percentage, initial total principal balance of a series of certificates is greater than or less than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities that we transfer to the trust

     The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances of principal received or made with respect to the mortgage assets. Payments of principal on a series of offered certificates may also be made from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each distribution date including any principal distribution schedules and formulas for calculating principal distributions from cash flows on the trust assets. Payment priorities among, principal distribution schedules for and formulas for calculating principal, distributions from cash flows on the related trust assets with respect to various classes of certificates of any particular series may be affected by and/or subject to change based upon defaults and/or losses with respect to the related trust assets or one or more particular trust assets and/or liquidation, amortization, performance or similar riggers or events with respect to the related trust assets or one or more particular trust assets. We will identify in the related prospectus supplement the rights of certificateholders

                                      -109-

and changes to the transaction structure or flow of funds if the events or triggers described in the preceding sentence occur.

     The offered certificates will not have maturity dates in a traditional sense, and it will not be an event of default if a class of offered certificates is not paid in full by a specified date. However, if the offered certificates of any particular class or series are not paid in full by a specified date, then, as and to the extent described in the related prospectus supplement, the applicable Governing Document may provide for a liquidation of a sufficient amount of related underlying mortgage loans or mortgage-backed securities to retire that class or series.

ALLOCATION OF LOSSES AND SHORTFALLS

     If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

     o    by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

     o    by establishing a priority of payments among those classes.

     See "DESCRIPTION OF CREDIT SUPPORT."

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE; REPORTS FILED WITH THE SEC

     All documents filed for the trust relating to a series of offered certificates after the date of this prospectus and before the end of the related offering with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act, are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus--or in the related prospectus supplement--or in any other subsequently filed document that also is incorporated by reference differs from that statement. Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus.

     We or another transaction party on behalf of the trust for a series of offered certificates will file the reports required under the Securities Act and under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. These reports include but are not limited to:

     o    Reports on Form 8-K (Current Report), following the issuance of the series of certificates of the related trust fund, including as
          Exhibits to the Form 8-K, various agreements or other documents specified in the related prospectus supplement, if applicable;

     o    Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

     o    Reports on Form 10-D (Asset-Backed Issuer Distribution Report),
          containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following each related distribution date; and

                                      -110-

     o    Report on Form 10-K (Annual Report), containing the items specified in
          Form 10-K with respect to a fiscal year and filing or furnishing, as appropriate, the required exhibits and the certification delivered pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002.

     We do not intend, and no other transaction party will be required, to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act with respect to any of our trusts following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities
Exchange Act of 1934. Unless specifically stated in the report, the reports and any information included in the report will neither be examined nor reported on by an independent public accountant. Each of our trusts will have a separate file number assigned by the SEC, which unless otherwise specified in the related prospectus supplement is not available until filing of the final prospectus supplement related to the series. Reports filed with the SEC with respect to one of our trusts after the final prospectus supplement is filed will be available under trust's specific number, which will be a series number assigned to the file number for our registration statement as shown under "AVAILABLE
INFORMATION."

     We anticipate that, with respect to each of our trusts, the annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form
8-K and amendments to those reports filed or furnished pursuant to section 13(a)
or 15(d) of the Exchange Act will be made available on the website of the related trustee or the website of such other transaction party as may be identified in the prospectus supplement for the related series of offered certificates, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. If this is the case, we will identify in the applicable prospectus supplement the address of that website. If the foregoing reports will not be made available in this manner, then we will, in the related prospectus supplement, state whether an identified transaction party voluntarily will provide electronic or paper copies of the subject filings free of charge upon request.

     We will, or will cause another transaction party to, provide to each person, including any beneficial owner, to whom a prospectus is delivered in connection with any offered certificates, free of charge upon written or oral request, a copy of any and all of the information that is incorporated by reference in that prospectus but not delivered with that prospectus. We will, in the related prospectus supplement, state the name, address and telephone number to which the request for this information must be made.

REPORTS TO CERTIFICATEHOLDERS

     On or about each distribution date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

     o    the payments made on that distribution date with respect to the applicable class of offered certificates, and

     o    the recent performance of the mortgage assets.

     Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate, upon request, a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

     o    that calendar year, or

     o    the applicable portion of that calendar year during which the person was a certificateholder.

                                      -111-

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

     If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any distribution date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

     Except as described in the related prospectus supplement, neither the master servicer nor any other party to a Governing Document will be required to provide certificateholders, or a trustee on their behalf, periodic evidence of the absence of a default under, or of compliance with the terms of, that
Governing Document.

VOTING RIGHTS

     Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

     o    with respect to those amendments to the governing documents described under "DESCRIPTION OF THE GOVERNING DOCUMENTS--Amendment," or

     o    as otherwise specified in this prospectus or in the related prospectus supplement.

     As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

TERMINATION AND REDEMPTION

     The trust for each series of offered certificates will terminate and cease to exist following:

     o    the final payment or other liquidation of the last mortgage asset in that trust; and

     o    the payment, or provision for payment (i) to the certificateholders of that series of all amounts required to be paid to them and (ii) to the trustee, the fiscal agent, the master servicer, the special servicer and the members, managers, officers, directors, employees and/or agents of each of them of all amounts which may have become due and owing to any of them under the Governing Document.

     Written notice of termination of a trust will be given to each affected certificateholder prior to the date of termination. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

     If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement which parties may exercise that purchase option, the circumstances under which those parties may exercise that purchase option and the price or the formula for determining the price.

     If we so specify in the related prospectus supplement, following the date on which the total principal balances of the offered certificates are reduced to zero, if all of the remaining certificates (but excluding any class

                                      -112-

of certificates evidencing a residual interest in a REMIC) are held by the same certificateholder, that certificateholder will be entitled to exchange all of the remaining certificates for all of the mortgage assets underlying that series, thereby effecting the early termination of the related trust. We will describe in the related prospectus supplement the specific circumstances under which that exchange may occur.

     In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value or at such other price as may be set forth in, or as may be calculated in accordance with the formula set forth in, the related prospectus supplement. If the price at which the mortgage assets are sold is less than their unpaid balance, plus accrued interest, then the holders of one or more classes of certificates of the applicable series may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

     The title for any class of offered certificates with an optional redemption or termination feature that may be exercised when 25% or more of the original principal balance of the related mortgage asset pool is still outstanding, will include the word "callable."

BOOK-ENTRY REGISTRATION

     General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking Luxembourg for so
long as they are participants in DTC.

     DTC, Euroclear and Clearstream. DTC is:

     o    a limited-purpose trust company organized under the New York Banking
          Law,

     o    a "banking corporation" within the meaning of the New York Banking
          Law,

     o    a member of the Federal Reserve System,

     o    a "clearing corporation" within the meaning of the New York Uniform
          Commercial Code, and

     o    a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act.

     DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

                                      -113-

     It is our understanding that Clearstream Banking Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 31 currencies, including United States dollars.
Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. As a professional depositary,
Clearstream is subject to regulation by the Luxembourg Monetary Institute.
Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises
Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream has approximately 2,500 customers located in over 94 countries, including all major
European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 150,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 32 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of
Belgium. All operations are conducted by the Euroclear Operator, and all
Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms and
Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear
Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

     The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

     Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not

                                      -114-

maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates. DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

     Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or
Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

     Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in
Euroclear or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

     Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

     Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

     o    governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

     o    the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

     Under a book-entry system, beneficial owners may receive payments after the related distribution date.

                                     -115-

     The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders." The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

     Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

     Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

     o    we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

     o    we notify DTC of our intent to terminate the book-entry system through
          DTC with respect to those offered certificates and, in the event applicable law and/or DTC's procedures require that the DTC participants holding beneficial interests in those offered certificates submit a withdrawal request to DTC in order to so terminate the book-entry system, we additionally notify those DTC participants and they submit a withdrawal request with respect to such termination.

     Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related underlying mortgage loans or mortgage-backed securities. That credit support may be in the form of any of the following:

     o    the subordination of one or more other classes of certificates of the same series;

     o    overcollateralization, whether in the form of mortgage assets or otherwise;

     o    the use of a letter of credit, a surety bond, an insurance policy, a guarantee;

     o    the establishment of one or more reserve funds; or

                                     -116-

     o    any combination of the foregoing.

     If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

     If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related underlying mortgage loans or mortgage-backed securities exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

     If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

     o    the nature and amount of coverage under that credit support;

     o    any conditions to payment not otherwise described in this prospectus;

     o    any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

     o    the material provisions relating to that credit support.

     Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

     If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any distribution date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

     If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

OVERCOLLATERALIZATION

     If and to the extent described in the related prospectus supplement, the mortgage assets underlying any series of offered certificates may generate cashflows for the benefit of the related trust that, in the absence of

                                     -117-

default, will be in excess of the amount needed to make all required payments with respect to the offered and non-offered certificates of that series. This may be as a result of excess spread or because the mortgage assets have a greater total principal balance than the total principal balance of the certificates of the subject series. As and to the extent described in the related prospectus supplement, the additional cashflow may be available to cover losses or other shortfalls on one or more classes of related offered certificates and/or to amortize one or more classes of related certificates.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

     The mortgage loans included in any trust established by us may be covered for some default and/or loss risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default and/or loss risks and the extent of that coverage.

LETTERS OF CREDIT

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related underlying mortgage loans or mortgage-backed securities as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under it and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

RESERVE FUNDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, Permitted
Investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

     Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only

                                     -118-

against select types of losses and shortfalls. Following each distribution date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MORTGAGE-BACKED SECURITIES

     If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the United
States, its territories and possessions.

     The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United
States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "THE TRUST FUND--Mortgage Loans."

     If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

     Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

     o    the terms of the mortgage,

     o    the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

     o    the knowledge of the parties to the mortgage, and

     o    in general, the order of recordation of the mortgage in the appropriate public recording office.

                                     -119-

     However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage--

     o    a mortgagor, who is the owner of the encumbered interest in the real property, and

     o    a mortgagee, who is the lender.

     In general, the mortgagor is also the borrower.

     In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

     o    the trustor, who is the equivalent of a mortgagor,

     o    the trustee to whom the real property is conveyed, and

     o    the beneficiary for whose benefit the conveyance is made, who is the lender.

     Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

     A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

     Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

     The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

     o    the express provisions of the related instrument,

     o    the law of the state in which the real property is located,

     o    various federal laws, and

     o    in some deed of trust transactions, the directions of the beneficiary.

INSTALLMENT CONTRACTS

     The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property

                                     -120-

in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

     However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

     A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

     In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

     o    without a hearing or the lender's consent, or

     o    unless the lender's interest in the room rates is given adequate protection.

                                     -121-

For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

     Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

     Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

     o    judicial foreclosure, involving court proceedings, and

     o    nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

     Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

     o    all parties having a subordinate interest of record in the real property, and

     o    all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

     Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties, including defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

                                     -122-

     Equitable and Other Limitations on Enforceability of Particular Provisions.
United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

     o    alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

     o    require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

     o    require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

     o    limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

          1.   a failure to adequately maintain the mortgaged property, or

          2.   an impermissible further encumbrance of the mortgaged property.

     Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

     o    upheld the reasonableness of the notice provisions, or

     o    found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger
          constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

     o    a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

     o    notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

     In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

     o    record a notice of default and notice of sale, and

     o    send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

     In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most

                                     -123-

states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

     o    the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist,
          and

     o    the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

     As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are--

     o    to enable the lender to realize upon its security, and

     o    to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

     The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states,

                                     -124-

redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure.
Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     One Action and Security First Rules. Some states (including California)
have laws that prohibit more than one "judicial action" to enforce a mortgage obligation secured by a mortgage on real property or an interest therein, and some courts have construed the term "judicial action" broadly. In addition, some states (including California) require that the lender proceed first against any real property security for such mortgage obligation before proceeding directly upon the secured obligation itself. In the case where either a cross-collateralized, cross-defaulted or a multi-property mortgage loan is secured by real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" and/or "security first" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. Otherwise, a second action in a state with "one action" rules might be precluded because of a prior first action, even if such first action occurred in a state without "one action" rules. Moreover, while the consequences of breaching these rules will vary from jurisdiction to jurisdiction, as a general matter, a lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or even the right to enforce the underlying obligation. In addition, under certain circumstances, a lender with respect to a real property located in a
"one action" or "security first" jurisdiction may be precluded from obtaining a deficiency judgment against the borrower following foreclosure or sale under a deed of trust (unless there has been a judicial foreclosure). Finally, in some jurisdictions, the benefits of such laws may be available not just to the underlying obligor, but also to any guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first complying with the applicable anti-deficiency statutes.

     Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan.
However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other state statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower such as for waste upon the property. Finally, some statutes may preclude deficiency judgments altogether with respect to certain kinds of obligations such as purchase-money indebtedness. In some jurisdictions the courts have extended the benefits of this legislation to the guarantors of the underlying obligation as well.

                                     -125-

     Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

     o    requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

     o    permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and

     o    contains other protective provisions typically required by prudent lenders to be included in a ground lease.

     Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

     In the case of foreclosure on a building converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws that apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

BANKRUPTCY LAWS

     Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt

                                     -126-

are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

     o    reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

     o    reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

     o    extend or shorten the term to maturity of the loan;

     o    permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

     o    permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

     o    past due rent,

     o    accelerated rent,

     o    damages, or

     o    a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

                                     -127-

     In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

     o    assume the lease and either retain it or assign it to a third party,
          or

     o    reject the lease.

     If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance.
These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S.
Bankruptcy Code also limits a lessor's damages for lease rejection to:

     o    the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

     o    unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

     CERCLA. The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, imposes strict liability on present and past
"owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator," however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption."

                                     -128-

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
(the "Lender Liability Act") amended, among other things, the provisions of
CERCLA with respect to lender liability and the secured creditor exemption. The
Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The
Lender Liability Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

     o    it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices, or

     o    assumes day-to-day management of operational functions of a mortgaged property.

     The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and
Recovery Act ("RCRA"), which regulates underground petroleum storage tanks, except heating oil tanks. The Environmental Protection Agency has adopted a lender liability rule for underground storage tanks (USTs) under Subtitle I of
RCRA. Under that rule a lender with a security interest in an UST or real property containing an UST is not liable as an "owner" or "operator" so long as the lender does not engage in decision making control of the use, storage, filing or dispensing of petroleum contained in the UST, exercise control over the daily operation of the UST, or engage in petroleum production, refining or marketing. Moreover, under the Lender Liability Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors, or alternatively, may not impose liability on secured creditors at all.

     Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

     Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

     o    impose liability for releases of or exposure to asbestos-containing materials, and

     o    provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

     Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

                                     -129-

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

     If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure. This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository
Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that act and the regulations promulgated under that act. The inability to enforce a due-on-sale clause may result in transfer of the related mortgaged property to an uncreditworthy person, which could increase the likelihood of default and thereby may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

     Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust.
The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

                                     -130-

     In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

     o    first, to the payment of court costs and fees in connection with the foreclosure;

     o    second, to real estate taxes;

     o    third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

     o    last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

SUBORDINATE FINANCING

     Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

     o    the borrower may have difficulty servicing and repaying multiple loans;

     o    if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

     o    acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

     o    if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o    the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments.
Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans

                                     -131-

originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated under that act, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals.
The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the
Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service assigned to duty with the military.
Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

     Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act (commonly referred to as the Patriot Act) and the

                                     -132-

regulations issued pursuant to that Act, as well as the narcotic drug laws.
Under procedures contained in the Comprehensive Crime Control Act of 1984, the
government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties
"known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that--

     o    its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

     o    the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was subject to forfeiture.

     However, there is no assurance that such defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This is a general discussion of the anticipated material federal income tax consequences of purchasing, owning and transferring the offered certificates.
This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the
Internal Revenue Code. This section does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal
Revenue Code, including:

     o    banks,

     o    insurance companies,

     o    foreign investors,

     o    tax exempt investors,

     o    holders whose "functional currency" is not the United States dollar,

     o    United States expatriates, and

     o    holders holding the offered certificates as part of a hedge, straddle or conversion transaction.

     Further, this discussion does not address investors who treat items of income, expense, gain or loss with respect to the offered certificates differently for book and tax purposes.

     This discussion and any legal opinions referred to in this discussion are based on current provisions and interpretations of the Internal Revenue Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below. Accordingly, the
IRS may take contrary positions.

                                     -133-

     Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

     o    given with respect to events that have occurred at the time the advice is rendered, and

     o    is directly relevant to the determination of an entry on a tax return.

     Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors are encouraged to consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "STATE AND
OTHER TAX CONSEQUENCES."

     The following discussion addresses securities of two general types:

     o    REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or REMIC, election under Sections 860A through 860G of the Internal Revenue
          Code; and

     o    grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

     We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related Governing
Document or an agent appointed by that trustee or other party will make a REMIC election and/or act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

     The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "THE TRUST FUND--Arrangements Providing Reinvestment,
Interest Rate and Currency Related Protection."

     The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Internal Revenue Code and
in the Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in Sections 860A-860G of the Internal Revenue
Code and in the Treasury regulations issued or proposed under those sections.
The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICS

     General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

     o    the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

                                     -134-

     o    those offered certificates will represent--

          1.   regular interests in the REMIC, or

          2.   residual interests in the REMIC.

     Any and all offered certificates representing interests in a REMIC will be either--

     o    REMIC regular certificates, representing regular interests in the
          REMIC, or

     o    REMIC residual certificates, representing residual interests in the
          REMIC.

     If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Internal Revenue
Code.

     Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code in the hands of a real estate investment trust,
          and

     o    "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in
          the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

     However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

     In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal
Revenue Code in the hands of another REMIC.

     Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Internal Revenue Code.

     The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the
Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar

                                     -135-

quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable
Treasury regulations.

     The assets of the REMIC will include, in addition to mortgage loans--

     o    collections on mortgage loans held pending payment on the related offered certificates, and

     o    any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

     It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Internal
Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Internal Revenue
Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section
856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

     To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in
          Section 7701(a)(19)(C) of the Internal Revenue Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue
          Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

     Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

     o    whether the related REMIC certificates will be "real estate assets"
          within the meaning of Section 856(c)(5)(B) of the Internal Revenue
          Code,

     o    whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
          Internal Revenue Code, and

     o    whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue
          Code.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the
REMIC and not as ownership interests in the REMIC or its assets.

                                     -136-

Holders of REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

     Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of Section 1273(a) of the Internal
Revenue Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method described below, prior to the receipt of the cash attributable to that income. The Treasury Department has issued regulations under Sections 1271 to 1275 of the Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that Section
1272(a)(6) and the regulations under Sections 1271 to 1275 of the Internal
Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the
Treasury Department has not yet issued. The Committee Report indicates that the regulations should provide that the prepayment assumption used with respect to a
REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

     The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

     The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

     Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

     o    a single fixed rate,

     o    a "qualified floating rate,"

     o    an "objective rate,"

     o    a combination of a single fixed rate and one or more "qualified floating rates,"

     o    a combination of a single fixed rate and one "qualified inverse floating rate," or

                                     -137-

     o    a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

     In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the
IRS.

     Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each distribution date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the
REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

     In addition, if the accrued interest to be paid on the first distribution date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first distribution date in excess of interest accrued from the date of initial issuance to the first distribution date is included in the stated
redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

     o    the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption, by

     o    a fraction--

          1.   the numerator of which is the amount of the payment, and

          2.   the denominator of which is the stated redemption price at maturity of the certificate.

     Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

     o    the total amount of the de minimis original issue discount, and

                                     -138-

     o    a fraction--

          1.   the numerator of which is the amount of the principal payment,
               and

          2.   the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

     The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

     If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a
REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue Discount" subsection.

     As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a distribution date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the next following distribution date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

     o    the sum of:

          1.   the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

          2.   the payments made on that certificate during the accrual period of amounts included in the stated redemption price, over

     o    the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

     The adjusted issue price of a REMIC regular certificate is:

     o    the issue price of the certificate, increased by

     o    the total amount of original issue discount previously accrued on the certificate, reduced by

     o    the amount of all prior payments of amounts included in its stated
          redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

     o    assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

                                     -139-

     o    using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

     o    taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

     The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

     A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

     o    the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

     o    the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

     If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "RISK FACTORS--The
Investment Performance of Your Offered Certificate Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable."

     The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates are encouraged to consult their tax advisors concerning the tax treatment of these certificates in this regard.

     The Treasury Department proposed regulations on August 24, 2004 concerning the accrual of interest income by the holders of REMIC regular interests. The proposed regulations would create a special rule for accruing original issue discount on REMIC regular certificates that provide for a delay between record and distribution dates, such that the period over which original issue discount accrues coincides with the period over which the certificate holder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, certificate holders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC regular

                                     -140-

certificates with delayed payment periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal Register. The proposed regulations provide automatic consent for the holder of a REMIC regular certificate to change its method of accounting for original issue discount under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect REMIC regular interests certificates before the date the final regulations are published in the Federal Register.

     The Treasury Department issued a notice of proposed rulemaking on the timing of income and deductions attributable to interest-only regular interests in a REMIC on August 24, 2004. In this notice, the Treasury Department and the
IRS requested comments on whether to adopt special rules for taxing regular interests in a REMIC that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC, high-yield
REMIC regular interests, and apparent negative-yield instruments. The Treasury
Department and the IRS also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of original issue discount, the formulation of special guidelines for the application of Internal Revenue Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC
IOs and similar instruments. It is uncertain whether IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

     Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

     o    in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

     o    in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

     If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of the Internal Revenue
Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

     The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of Owners of REMIC
Regular Certificates--Premium" below.

     Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

                                     -141-

     However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the
Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, the relevant rules described in the Committee Report apply. The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

     o    on the basis of a constant yield method,

     o    in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

     o    in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

     The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

     To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, Section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

     Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Internal Revenue
Code to amortize the

                                     -142-

premium over the life of the certificate as an offset against qualified stated
interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

     The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The
Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code.

     Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

     o    the purchase price paid for your offered certificate, and

     o    the payments remaining to be made on your offered certificate at the time of its acquisition by you.

     If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

     Realized Losses. Under Section 166 of the Internal Revenue Code, if you are
either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

     o    you will not be entitled to deduct a loss under Section 166 of the
          Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

     o    the loss will be characterized as a short-term capital loss.

     You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC.
Accordingly, the Internal Revenue Code treats the REMIC residual certificates much differently

                                     -143-

than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

     Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted
in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the
REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders'
gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of
REMIC Residual Certificates--Taxable Income of the REMIC." Holders of REMIC
residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the
REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Internal Revenue Code on the deductibility of "passive losses."

     A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

     Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

     The Treasury Department has issued final regulations, effective May 11,
2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States.
In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates are encouraged to consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

                                     -144-

     Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period.
Consequently, you should have--

     o    other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates, or

     o    unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

     o    excess inclusions,

     o    residual interests without significant value, and

     o    noneconomic residual interests.

     The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "RISK FACTORS--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

     Taxable Income of the REMIC. The taxable income of a REMIC will equal:

     o    the income from the mortgage loans and other assets of the REMIC; plus

     o    any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

          1.   the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on issuance, on any class of REMIC certificates constituting regular interests in the REMIC, whether offered or not,

          2.   amortization of any premium on the mortgage loans held by the
               REMIC,

          3.   bad debt losses with respect to the mortgage loans held by the
               REMIC, and

          4.   except as described below in this "--Taxable Income of the REMIC"
               subsection, servicing, administrative and other expenses.

     For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are

                                     -145-

retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

     A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

     A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the
REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

     If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

     As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of Section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" below.
If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to:

     o    the amount paid for that REMIC residual certificate,

     o    increased by amounts included in the income of the holder of that
          REMIC residual certificate, and

                                     -146-

     o    decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual certificate.

     A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

     Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

     A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

     The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

     o    through distributions,

     o    through the deduction of any net losses of the REMIC, or

     o    upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

     For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

     Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

     o    the daily portions of REMIC taxable income allocable to that certificate, over

     o    the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

     The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the

                                     -147-

long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

     o    the issue price of the certificate, increased by

     o    the sum of the daily accruals for all prior quarters, and decreased, but not below zero, by

     o    any payments made with respect to the certificate before the beginning of that quarter.

     The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

     Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

     For holders of REMIC residual certificates, excess inclusions:

     o    will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

     o    will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

     o    will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

     Furthermore, for purposes of the alternative minimum tax:

     o    excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

     o    alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

     This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

     In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

     o    regulated investment companies,

     o    common trusts, and

                                     -148-

     o    some cooperatives.

The Treasury regulations, however, currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related
Governing Document:

     o    the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

     o    the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate. This rate is computed and published monthly by the
IRS.

     Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

     o    from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

     o    from the prospective transferee, providing representations as to its financial condition and that it understands that, as the holder of a non-economic REMIC residual certificate, it may incur tax liabilities in excess of any cash flows generated by the REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual certificate as they become due, and

     o    from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

     Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (i) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (ii) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a

                                     -149-

reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test. The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

     o    the present value of any consideration given to the transferee to acquire the interest,

     o    the present value of the expected future distributions on the interest, and

     o    the present value (computed using a discount rate equal to the applicable Federal short-term rate) of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

     If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

     The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

     Prospective investors are encouraged to consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

     Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

     We will disclose in the related prospectus supplement whether the offered
REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a
REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

     See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

     Mark-to-Market Rules. Regulations under Section 475 of the Internal Revenue
Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Internal Revenue Code. Thus, a
REMIC residual certificate is not subject to the mark-to-market rules. We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

                                     -150-

     Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

     Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a
REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

     If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

     then--

     o    an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

     o    the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

     In addition, Section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by an amount equal to the lesser of:

     o    3% of the excess, if any, of such taxpayer's adjusted gross income, or

     o    80% of the amount of itemized deductions otherwise allowable for such tax year.

     Under current law, the applicable reduction will be two-thirds of the above amount for taxable years beginning in 2006 and 2007, and one-third of the above amount for taxable years beginning in 2008 and 2009. For taxable years beginning after December 31, 2009, the reduction of itemized deductions is repealed.
Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

                                     -151-

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

     The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

     Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts.

     We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

     Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate.
The adjusted basis of a REMIC regular certificate generally will equal:

     o    the cost of the certificate to that certificateholder, increased by

     o    income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income, and reduced, but not below zero, by

     o    payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

     The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which is generally property held for investment.

     In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

                                     -152-

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

     Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

     o    the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable
          Federal rate determined as of the date of purchase of the certificate, which is a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

     o    the amount of ordinary income actually includible in the seller's income prior to that sale.

     In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium."

     REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

     o    reacquires that same REMIC residual certificate,

                                     -153-

     o    acquires any other residual interest in a REMIC, or

     o    acquires any similar interest in a taxable mortgage pool, as defined in Section 7701(i) of the Internal Revenue Code.

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

     o    the disposition of a non-defaulted mortgage loan,

     o    the receipt of income from a source other than a mortgage loan or other Permitted Investments,

     o    the receipt of compensation for services, or

     o    the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the
          REMIC certificates.

     It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

     In addition, some contributions to a REMIC made after the day on which the
REMIC issues all of its interests could result in the imposition of a tax on the
REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

     REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a
"Permitted Investment" under Section 860G(a)(5) of the Internal Revenue Code.

     Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

     o    the person has sufficient assets to do so, and

     o    the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

     Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

                                     -154-

     Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

     o    the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

     o    the highest marginal federal income tax rate applicable to corporations.

     The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

     The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

     o    events that have occurred up to the time of the transfer,

     o    the prepayment assumption, and

     o    any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

     The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

     o    the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

     o    as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

     In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

     o    the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the Disqualified
          Organization, and

     o    the highest marginal federal income tax rate imposed on corporations.

     A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

     o    the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder,
          or

     o    a statement under penalties of perjury that the record holder is not a
          Disqualified Organization.

                                     -155-

     If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by Disqualified
Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

     In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a
Pass-Through Entity.

     Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

     o    the residual interests in the entity are not held by Disqualified
          Organizations, and

     o    the information necessary for the application of the tax described in this prospectus will be made available.

     We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

     Termination. A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

     As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

     o    income,

     o    deductions,

     o    gains,

     o    losses, and

     o    classification as a REMIC.

     Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the

                                     -156-

tax matters person, and the IRS concerning any REMIC item. Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

     No REMIC will be registered as a tax shelter under section 6111 of the
Internal Revenue Code. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

     o    corporations,

     o    trusts,

     o    securities dealers, and

     o    various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

     o    30 days after the end of the quarter for which the information was requested, or

     o    two weeks after the receipt of the request.

     Reporting with respect to REMIC residual certificates, including--

     o    income,

     o    excess inclusions,

     o    investment expenses, and

     o    relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount."

     Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

                                     -157-

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

     o    fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

     o    otherwise fail to establish an exemption from this tax.

     Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

     o    a foreign person, and

     o    not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and any other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

     For these purposes, a foreign person is anyone other than a U.S. Person.

     It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related
REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

     o    owns 10% or more of one or more underlying mortgagors, or

     o    if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

     Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

                                     -158-

     Unless we otherwise state in the related prospectus supplement, the related
Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

     o    foreign persons, or

     o    U.S. Persons, if classified as a partnership under the Internal
          Revenue Code, unless all of their beneficial owners are U.S. Persons.

GRANTOR TRUSTS

     Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

     A grantor trust certificate may be classified as either of the following types of certificate:

     o    a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

     o    a grantor trust strip certificate representing ownership of all or a portion of the difference between--

          1.   interest paid on the mortgage loans constituting the related grantor trust, minus

          2.   the sum of:

               o    normal administration fees, and

               o    interest paid to the holders of grantor trust fractional
                    interest certificates issued with respect to that grantor
                    trust

     A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

     o    "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code, but
          only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or other prescribed purposes;

     o    "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)
          of the Internal Revenue Code; and

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code.

                                     -159-

     In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal
Revenue Code.

     Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

     o    consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
          7701(a)(19)(C)(v) of the Internal Revenue Code,

     o    consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code, and

     o    the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the
          Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

     o    The grantor trust strip certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein)
          which . . . [are] principally secured by an interest in real property"
          within the meaning of Section 860G(a)(3)(A) of the Internal Revenue
          Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of grantor trust fractional interest certificates generally:

     o    will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

     o    will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

     Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

     Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

     Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. Under current law, the applicable deduction will be decreased by one-third for taxable years beginning in 2006 and 2007, and by two-thirds in taxable years beginning in 2008 and 2009. For taxable years beginning after December 31, 2009, the reduction of itemized deductions is repealed.

     The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may

                                      -160-

be substantial. Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

     Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

     The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

     o    a class of grantor trust strip certificates is issued as part of the same series, or

     o    we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

     Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

     o    a master servicer,

     o    a special servicer,

     o    any sub-servicer, or

     o    their respective affiliates.

     With respect to certain categories of debt instruments, Section 1272(a)(6)
of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

     Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the
Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

     We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

     In light of the application of Section 1286 of the Internal Revenue Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for

                                      -161-

information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates. Prospective investors therefore should be aware that the timing of accruals of original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. This is subject, however, to the discussion below regarding:

     o    the treatment of some stripped bonds as market discount bonds, and

     o    de minimis market discount.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

     The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

     The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

     o    the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in
          "--Grantor Trusts--Sales of Grantor Trust Certificates," and

     o    the yield of that grantor trust fractional interest certificate to the holder.

     The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between distribution dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in Section 1272(a)(6) of the
Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

                                      -162-

     In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when certificates are offered and sold under this prospectus, which we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

     o    there is no original issue discount or only a de minimis amount of original issue discount, or

     o    the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

     If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

     o    0.25% of the stated redemption price, and

     o    the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

                                      -163-

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

     The original issue discount, if any, on mortgage loans will equal the difference between:

     o    the stated redemption price of the mortgage loans, and

     o    their issue price.

     For a definition of "stated redemption price," see "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

     The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

     The adjusted issue price of a mortgage loan on any given day equals the sum of:

     o    the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

     o    the daily portions of original issue discount for all days during the accrual period prior to that day.

                                      -164-

     The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

     o    the issue price of the mortgage loan, increased by

     o    the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

     o    the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when the certificates are offered and sold under this prospectus and disclosed in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

     o    in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price, or

     o    in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

     If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

                                      -165-

     We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

     To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

     Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     Further, under the rules described under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

     Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

     o    be allocated among the payments of stated redemption price on the mortgage loan, and

     o    be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

     It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Internal Revenue Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Apply," no regulations or published rulings under Section
1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

     The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

                                      -166-

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

     o    the price paid for that grantor trust strip certificate by you, and

     o    the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

     o    an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

     Such yield will accrue based generally on the method described in Section
1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

     If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "RISK FACTORS--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" above.

     The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

     o    the prepayment assumption we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

                                      -167-

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

     o    the amount realized on the sale or exchange of a grantor trust certificate, and

     o    its adjusted basis.

     The adjusted basis of a grantor trust certificate generally will equal:

     o    its cost, increased by

     o    any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

     o    any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income.
Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

     Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

                                      -168-

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

     o    the amount of servicing compensation received by a master servicer or special servicer, and

     o    all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

     The reporting party will furnish comparable information to the IRS as and when required by law to do so.

     Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

     On January 24, 2006, the Treasury Department published final regulations which establish a reporting framework for interests in "widely held fixed investment trusts" and place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an arrangement classified as a "trust"
under Treasury regulation section 301.7701-4(c), in which any interest is held by a middleman, which includes, but is not limited to:

     o    a custodian of a person's account,

     o    a nominee, and

     o    a broker holding an interest for a customer in street name.

     The trustee, or its designated agent, will be required to calculate and provide information to requesting persons with respect to the trust in accordance with these new regulations beginning with respect to the 2007 calendar year. The trustee (or its designated agent), or the applicable middleman (in the case of interests held through a middleman), will be required to file information returns with the IRS and provide tax information statements to holders in accordance with these new regulations after December 31, 2007.

     Backup Withholding. In general, the rules described under "--REMICs--Backup
Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

                                      -169-

     Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates" above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

     To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Internal Revenue Code from United
States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "FEDERAL
INCOME TAX CONSEQUENCES," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Internal Revenue Code consequences, each potential investor that is a Plan is advised to consult its own legal advisor with respect to the specific ERISA and Internal Revenue Code consequences of investing in the offered certificates and to make its own independent decision.
The following is merely a summary and should not be construed as legal advice.

     ERISA imposes various requirements on--

     o    ERISA Plans, and

     o    persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

     Governmental plans and, if they have not made an election under Section
410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of
ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

     ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

     o    investment prudence and diversification, and

                                      -170-

     o    compliance with the investing ERISA Plan's governing documents.

     Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA
Plan, unless a statutory, regulatory or administrative exemption exists. Section
4975 of the Internal Revenue Code contains similar prohibitions applicable to the assets of an I.R.C. Plan.

     The types of transactions between Plans and Parties in Interest that are prohibited include:

     o    sales, exchanges or leases of property;

     o    loans or other extensions of credit; and

     o    the furnishing of goods and services.

     Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, resulting in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

     A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. The Plan Asset Regulation provides that when a Plan acquires an equity interest in an entity, the assets of the Plan include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and employee benefit plans not subject to ERISA or Section 4975 of the Internal
Revenue Code, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

     1.   those with discretionary authority or control over the assets of the entity,

     2.   those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

     3.   those who are affiliates of the persons described in the preceding clauses 1. and 2.

     In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

     A fiduciary of an investing Plan is any person who--

     o    has discretionary authority or control over the management or disposition of the assets of the Plan, or

     o    provides investment advice with respect to the assets of the Plan for a fee.

                                      -171-

     If the mortgage and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

     o    deemed to be a fiduciary with respect to the investing Plan, and

     o    subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

     The Plan Asset Regulation provides that when a Plan purchases a "guaranteed governmental mortgage pool certificate," the assets of the Plan include the certificate but do not include any of the mortgages underlying the certificate.
The Plan Asset Regulation includes in the definition of a "guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae or Fannie Mae. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulation.

     In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

     If you are the fiduciary of a Plan, you are encouraged to consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates on behalf of or with assets of the
Plan.

PROHIBITED TRANSACTION EXEMPTIONS

     If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of, or with assets of, a
Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

     o    Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

     o    Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

     o    Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and Parties in
          Interest;

     o    Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a "qualified professional asset manager;"

     o    Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and Parties in
          Interest; and

                                      -172-

     o    Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an "in-house asset manager."

     We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions with respect to those certificates.

UNDERWRITER'S EXEMPTION

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S.
Department of Labor issued PTE 90-29 to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. Subject to the satisfaction of the conditions specified in that exemption, PTE 90-29, as most recently amended by PTE 2002-41, generally exempts from the application of the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

     o    the servicing and operation of some mortgage asset pools, such as the types of mortgage asset pools that will be included in our trusts, and

     o    the purchase, sale and holding of some certificates such as particular classes of the offered certificates that evidence interests in those pools and are underwritten by Merrill Lynch, Pierce, Fenner & Smith
          Incorporated or any person affiliated with Merrill Lynch, Pierce,
          Fenner & Smith Incorporated.

     The related prospectus supplement will state whether PTE 90-29 is or may be available with respect to any offered certificates underwritten by Merrill
Lynch, Pierce, Fenner & Smith Incorporated.

INSURANCE COMPANY GENERAL ACCOUNTS

     Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

     Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under Section
401(c) of ERISA, may be treated as Plan assets. In addition, because Section
401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of Plans invested in the separate account. If you are an insurance company and you are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c) of ERISA.

                                      -173-

CONSULTATION WITH COUNSEL

     If you are a fiduciary of a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

     o    consider your general fiduciary obligations under ERISA, and

     o    consult with your legal counsel as to--

          1.   the potential applicability of ERISA and Section 4975 of the
               Internal Revenue Code to that investment, and

          2.   the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

     A Plan that is exempt from federal income taxation under Section 501 of the
Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of
Section 512 of the Internal Revenue Code. All excess inclusions of a REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates--Excess Inclusions" in this prospectus.

                                LEGAL INVESTMENT

     If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

     Generally, the only classes of offered certificates that will qualify as
"mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

     Mortgage related securities are legal investments for persons, trusts, corporations, partnerships, associations, statutory trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

     o    that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico, and

     o    whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by

                                      -174-

the United States or any of its agencies or instrumentalities are legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

     o    federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented by those securities; and

     o    federal credit unions may invest in mortgage related securities and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C. Section 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

     Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5, some Type IV securities, which are defined in 12 C.F.R. Section 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a mortgage related security within the meaning of SMMEA, provided that, in the case of a commercial mortgage-related security, it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," we make no representation as to whether any class of offered certificates will qualify as commercial mortgage-related securities, and thus as Type IV securities, for investment by national banks.

     The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in mortgage related securities (other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities) under limited circumstances, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's
"investment pilot program" under 12 C.F.R. Section 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. Section 742.4(b)(2).

     The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk,

                                      -175-

Investment Securities, and Derivatives Activities," and Thrift Bulletin 73a
(December 18, 2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective
May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

     Except as to the status of some classes as "mortgage related securities,"
we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you are encouraged to consult with your legal advisor in determining whether and to what extent--

     o    the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

     o    if applicable, SMMEA has been overridden in your state.

                                 USE OF PROCEEDS

     Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to (a) cover expenses related to that purchase and the issuance of those certificates, including legal and accounting costs, rating agency fees, registration fees, upfront fees of any master servicer, special servicer, manager or trustee, and payments to any provider of credit support or a derivative instrument, (b) fund any prefunding account, (c) fund any reserve accounts or (d) make any initial deposits to the trust necessary to make payments on the related certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                                      -176-

                             METHOD OF DISTRIBUTION

     The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

     We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

     1.   by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

     2.   by placements by us with institutional investors through dealers; and

     3.   by direct placements by us with institutional investors.

     In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

     If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

     Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

     o    the obligations of the underwriters will be subject to various conditions precedent,

     o    the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

     o    in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act, or will contribute to payments required to be made with respect to any liabilities.

                                      -177-

     The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

     We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates are encouraged to consult with their legal advisors in this regard prior to any reoffer or sale.

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. Merrill Lynch,
Pierce, Fenner & Smith Incorporated is an affiliate of Merrill Lynch Mortgage
Investors, Inc.

                                  LEGAL MATTERS

     Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

     o    Sidley Austin LLP;

     o    Latham & Watkins LLP; or

     o    Cadwalader, Wickersham & Taft LLP.

                              FINANCIAL INFORMATION

     A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade. We will, in the related prospectus supplement, with respect to each class of offered certificates, identify the applicable rating agency or agencies and specify the minimum rating(s) that must be assigned thereto.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

     o    whether the price paid for those certificates is fair;

     o    whether those certificates are a suitable investment for any particular investor;

                                      -178-

     o    the tax attributes of those certificates or of the related trust;

     o    the yield to maturity or, if they have principal balances, the average life of those certificates;

     o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

     o    the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

     o    whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

     o    the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

     o    if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -179-

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus.

     "ADA" means the Americans with Disabilities Act of 1990, as amended.

     "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

     "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

     "Disqualified Organization" means:

     o    the United States,

     o    any State or political subdivision of the United States,

     o    any foreign government,

     o    any international organization,

     o    any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Internal
          Revenue Code or the Freddie Mac,

     o    any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the
          Internal Revenue Code, or

     o    any organization described in Section 1381(a)(2)(C) of the Internal
          Revenue Code.

     "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

     "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear System, or any successor entity.

     "Euroclear Terms and Conditions" means the Terms and Conditions Governing
Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System,
Belgian law.

     "Exchange Act" means the Exchange Act of 1934, as amended.

                                      -180-

     "Fannie Mae" means the Federal National Mortgage Association.

     "Farmer Mac" means the Federal Agricultural Mortgage Corporation.

     "FASB 140" means the Financial Accounting Standards Board's Statement No.
140, entitled "Accounting for Transfers and Servicing of Financial Assets and
Extinguishment of Liabilities," issued in September 2002.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

     "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

     "Ginnie Mae" means the Government National Mortgage Association.

     "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code, including individual retirement accounts and certain Keogh plans.

     "IRS" means the Internal Revenue Service.

     "Lender Liability Act" means the Asset Conservation Lender Liability and
Deposit Insurance Act of 1996, as amended.

     "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

     "NCUA" means the National Credit Union Administration.

     "OCC" means the Office of the Comptroller of the Currency.

     "OTS" means the Office of Thrift Supervision.

     "Party In Interest" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code.

     "Pass-Through Entity" means any:

     o    regulated investment company,

     o    real estate investment trust,

     o    trust,

     o    partnership, or

                                      -181-

     o    other entities described in Section 860E(e)(6) of the Internal Revenue
          Code.

     "Permitted Investments" means U.S. government securities and other investment grade obligations, including:

     o    direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

     o    repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

     o    federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

     o    commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

     o    money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

     o    any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the related trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

     "Plan" means an ERISA Plan or an I.R.C. Plan.

     "Plan Asset Regulation" means U.S. Department of Labor Regulation Section
2510.3-101 promulgated under ERISA.

     "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor, as it may be amended from time to time, or any successor thereto.

     "RCRA" means the federal Resource Conservation and Recovery Act.

     "REIT" means a real estate investment trust within the meaning of Section
856(a) of the Internal Revenue Code.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

                                      -182-

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and Sections 860A through 860G of the Internal Revenue Code.

     "REMIC IO" means a REMIC that is entitled to only a specified portion of the interest in respect of one or more mortgage loans held by the REMIC.

     "REO Property" means any mortgaged property or interest therein that is acquired by or on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding underlying mortgage loan.

     "Safe Harbor Regulations" means the final Treasury regulations issued on
July 18, 2002.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SPA" means standard prepayment assumption.

     "Title V" means Title V of the Depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Treasury Department" means the United States Department of the Treasury.

     "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

     "U.S. Person" means:

     o    a citizen or resident of the United States;

     o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of
          Columbia;

     o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States; or

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                      -183-

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The attached CD-ROM contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "MLCFC
2006-4.xls". The spreadsheet file "MLCFC 2006-4.xls" is a Microsoft Excel(1),
Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the
Mortgage Pool" in this offering prospectus and on Annexes A-1, A-2 and B to this offering prospectus. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this offering prospectus. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this offering prospectus. Prospective investors are strongly urged to read this offering prospectus and the accompanying base prospectus in their respective entireties prior to accessing the spreadsheet file.

----------------

(1) Microsoft Excel is a registered trademark of Microsoft Corporation.

$4,208,553,000

(Approximate)

ML-CFC Commercial Mortgage Trust 2006-4

as Issuing Entity

Commercial Mortgage Pass-Through Certificates, Series 2006-4

Merrill Lynch Mortgage Investors, Inc.

as Depositor

Merrill Lynch Mortgage Lending, Inc.
Countrywide Commercial Real Estate Finance, Inc.
IXIS Real Estate Capital Inc.
PNC Bank, National Association

as Sponsors and Loan Sellers

OFFERING PROSPECTUS

Merrill Lynch & Co.

Countrywide Securities Corporation

IXIS Securities North America

PNC Capital Markets LLC

Credit Suisse

Deutsche Bank Securities

November 20, 2006